UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

              Investment Company Act file number: 811-4603

                       Thrivent Series Fund, Inc.
          (Exact name of registrant as specified in charter)

                       625 Fourth Avenue South
                    Minneapolis, Minnesota 55415
           (Address of principal executive offices) (Zip code)

                       James E. Nelson, Secretary
                       625 Fourth Avenue South
                    Minneapolis, Minnesota 55415
                (Name and address of agent for service)

     Registrant's telephone number, including area code:  (612) 340-7215
                   Date of fiscal year end: December 31
               Date of reporting period:  December 31, 2004


Item 1. Report to Stockholders
------------------------------

[GRAPHIC OMITTED: Thrivent Financial for Lutherans TradeMark]

Thrivent Series Fund, Inc.

Annual Report
December 31, 2004



[GRAPHIC OMITTED: Man, Child and Woman]



Table of Contents

President's Letter                                            1

Economic and Market Overview                                  2

Portfolio Perspectives
Thrivent Technology Portfolio                                 4
Thrivent Partner Small Cap Growth Portfolio                   6
Thrivent Partner Small Cap Value Portfolio                    8
Thrivent Small Cap Stock Portfolio                           10
Thrivent Small Cap Index Portfolio                           12
Thrivent Mid Cap Growth Portfolio                            14
Thrivent Mid Cap Growth Portfolio II                         16
Thrivent Mid Cap Stock Portfolio                             18
Thrivent Mid Cap Index Portfolio                             20
Thrivent Partner International Stock Portfolio               22
Thrivent Partner All Cap Portfolio                           24
Thrivent Large Cap Growth Portfolio                          26
Thrivent Large Cap Growth Portfolio II                       28
Thrivent Partner Growth Stock Portfolio                      30
Thrivent Large Cap Value Portfolio                           32
Thrivent Large Cap Stock Portfolio                           34
Thrivent Large Cap Index Portfolio                           36
Thrivent Real Estate Securities Portfolio                    38
Thrivent Balanced Portfolio                                  40
Thrivent High Yield Portfolio                                42
Thrivent High Yield Portfolio II                             44
Thrivent Income Portfolio                                    46
Thrivent Bond Index Portfolio                                48
Thrivent Limited Maturity Bond Portfolio                     50
Thrivent Mortgage Securities Portfolio                       52
Thrivent Money Market Portfolio                              54

Shareholder Expense Example                                  56

Report of Independent Registered
Public Accounting Firm                                        59

Schedules of Investments
Thrivent Technology Portfolio                                60
Thrivent Partner Small Cap Growth Portfolio                  63
Thrivent Partner Small Cap Value Portfolio                   67
Thrivent Small Cap Stock Portfolio                           70
Thrivent Small Cap Index Portfolio                           74
Thrivent Mid Cap Growth Portfolio                            83
Thrivent Mid Cap Growth Portfolio II                         89
Thrivent Mid Cap Stock Portfolio                             94
Thrivent Mid Cap Index Portfolio                             98
Thrivent Partner International Stock Portfolio              104
Thrivent Partner All Cap Portfolio                          109
Thrivent Large Cap Growth Portfolio                         112
Thrivent Large Cap Growth Portfolio II                      116
Thrivent Partner Growth Stock Portfolio                     120
Thrivent Large Cap Value Portfolio                          123
Thrivent Large Cap Stock Portfolio                          126
Thrivent Large Cap Index Portfolio                          129
Thrivent Real Estate Securities Portfolio                   136
Thrivent Balanced Portfolio                                 139
Thrivent High Yield Portfolio                               159
Thrivent High Yield Portfolio II                            168
Thrivent Income Portfolio                                   176
Thrivent Bond Index Portfolio                               181
Thrivent Limited Maturity Bond Portfolio                    193
Thrivent Mortgage Securities Portfolio                      199
Thrivent Money Market Portfolio                             201

Statement of Assets and Liabilities                         206

Statement of Operations                                     211

Statement of Changes in Net Assets                          216

Notes to Financial Statements                               221

Financial Highlights
Thrivent Technology Portfolio                               238
Thrivent Partner Small Cap Growth Portfolio                 239
Thrivent Partner Small Cap Value Portfolio                  239
Thrivent Small Cap Stock Portfolio                          239
Thrivent Small Cap Index Portfolio                          238
Thrivent Mid Cap Growth Portfolio                           239
Thrivent Mid Cap Growth Portfolio II                        239
Thrivent Mid Cap Stock Portfolio                            240
Thrivent Mid Cap Index Portfolio                            241
Thrivent Partner International Stock Portfolio              241
Thrivent Partner All Cap Portfolio                          240
Thrivent Large Cap Growth Portfolio                         241
Thrivent Large Cap Growth Portfolio II                      241
Thrivent Partner Growth Stock Portfolio                     242
Thrivent Large Cap Value Portfolio                          243
Thrivent Large Cap Stock Portfolio                          243
Thrivent Large Cap Index Portfolio                          242
Thrivent Real Estate Securities Portfolio                   243
Thrivent Balanced Portfolio                                 243
Thrivent High Yield Portfolio                               244
Thrivent High Yield Portfolio II                            245
Thrivent Income Portfolio                                   245
Thrivent Bond Index Portfolio                               244
Thrivent Limited Maturity Bond Portfolio                    245
Thrivent Mortgage Securities Portfolio                      245
Thrivent Money Market Portfolio                             245

Additional Information                                      246

Board of Directors and Officers                             247

Supplements to the Prospectus                               251


[PHOTO OMITTED: PAMELA J. MORET]

Dear Member:


We are pleased to provide you with the Thrivent Series Fund, Inc. annual report for the 12-month period ended Dec. 31, 2004. In this report, you will find detailed information about each investment option of the Thrivent Series Fund, including summaries prepared by each portfolio manager on his or her performance and management strategies. In addition, Russell Swansen, Thrivent Financial for Lutherans' chief investment officer, summarizes the overall market and economic environment during the past 12 months.

In previous letters I have emphasized how seriously we view integrity at Thrivent Financial, including our adoption of leading edge fund governance and operational processes designed to ensure investor protection. This letter continues that theme by highlighting the work of Russ Swansen and his investment team to fulfill our principles through our investment practices.

Portfolio managers' compensation is tied to performance -- not sales, or assets under management.

This is a very important distinction often not apparent to the investor. Managers who are paid to raise asset levels in their portfolio can be tempted to take extraordinary risks in an effort to produce eye-popping short-term returns that, in turn, can lead to very large influxes of dollars. Such behaviors are often not in the investors' best interest and can result in very volatile performance and undue risk. Thrivent Financial has clearly-defined goals for its portfolio management teams that tie financial reward to one-, three-, and five-year performance -- not "quick-fix" strategies designed simply to attract "fast cash," which could prove detrimental to investors later.



Thrivent Financial believes in a performance-driven culture.

We are striving to be the best in the asset management business and want to be the financial services organization of choice for our investors and members. Consistent with this goal is a commitment to hold our investment leadership team and portfolio managers to high standards of excellence. These standards rest on our conviction that investors are best served when we deliver consistent, long-term performance without undue risk. We hold our money management teams accountable for results and will not hesitate to make changes when necessary. To this point, over the past year Thrivent Financial has replaced managers and attracted talented new individuals better positioned to deliver strong performance results.

We believe that this combination of integrity and performance is a powerful driver for long-term investment success for our members. This is the balance we strive for each and every day at Thrivent Financial.

On a personal note, I want to wish you the very best in 2005. Thank you for continuing to turn to us for your financial solutions. We very much value your business.

Yours sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
Director and President
Thrivent Series Fund, Inc.



[PHOTO OMITTED: RUSSELL W. SWANSEN]

Russell W. Swansen                                     December 31, 2004
Senior Vice President and
Chief Investment Officer

Economic and Market Overview


In stark contrast to recent years, risk taking investors were rewarded during the 12-month period ended Dec. 31, 2004. International, small-company stocks and real estate securities provided exceptional returns for investors while high yield bonds led fixed income categories. Equities rallied late in 2003 before slowing along with the U.S. economy in the spring and summer months. Bonds, predicted by many pundits to finish the period with negative returns, rallied in the face of higher short-term interest rates.

U.S. Economy

The economic recovery that began in 2003 continued with solid gross domestic product growth of just below 4% on average over the reporting period. This encouraging economic growth was tempered with bouts of skepticism over erratic job growth, a sudden and dramatic spike in the price of oil in late summer, and turbulence in Iraq. The non-farm payroll report -- an indicator of the number of new jobs created -- varied widely month to month, creating concerns about a "jobless recovery."

In addition to strong consumer spending, a robust real estate market that contributed to steady consumer confidence levels, and low inflation helped pull the U.S. economy further down the recovery path.

Inflation & Monetary Policy

Underlying economic fundamentals, such as easy monetary policy and economic growth, make a strong case for inflation trending higher as an economic recovery grows older. We saw this in 2004, as the historically low inflation rates of 2003 accelerated to a 2.3% increase through November of 2004. In addition to rising core inflation, which doesn't include the more volatile food and energy components, oil prices have surged since the summer and will likely assert more upward pressure during the months ahead.

The Federal Reserve adhered to a policy of "measured" rate increases over the period and, despite a series of five 25-basis-point increases to the key federal funds rate through December, monetary policy remains stimulative. With a rate increase likely in February, the Fed would achieve what is considered a neutral rate policy where the federal funds rate is substantially equal to the rate of inflation. As always, any sudden jump in inflation would be cause for more aggressive action.

Equity Performance

The majority of equity gains occurred in the final two months of the year after concerns over job growth, simmering unrest in Iraq, and uncertainty regarding the U.S. presidential election distracted investors and led to a "sideways" stock market for the majority of the period. Trends starting in 2003 continued into 2004 with small- and mid-sized company stocks outperforming their larger counterparts. The Russell 2000 Index of small-cap stocks posted an 18.45% total return while the large-cap proxy, the S&P 500 Index, recorded a 10.88% return. Larger-company stocks lagged smaller issues for a fifth consecutive year despite generally sporting more attractive valuations than their smaller brethren.

In terms of investment style, more value-oriented stocks again outperformed their growth counterparts as investors continued to favor more conservative dividend-paying issues over companies with stronger long-term growth prospects. Over the fiscal year, the S&P 500/Barra Value Index returned 15.69% while the S&P 500/Barra Growth Index portion of the index registered a 6.14% total return. Value stocks were boosted by strong returns in the financials, and energy sectors while sluggish technology and health care performance held back growth returns.

Foreign stocks performed very well as measured by the Morgan Stanley Capital International EAFE Index's total return over the period of 20.79%. International markets benefited from more attractive overall valuations and significant economic recoveries in Europe and Japan, as well as a falling U.S. dollar. Real estate equities, as measured by the NAREIT Equity REIT Index, continued to outperform virtually every other major asset class with a robust 31.56% total return over the period.

Fixed Income Performance

Various bond sector returns closely aligned with their individual risk parameters, posting strong returns over the period in the face of rising short-term interest rates. As with equities, investors who assumed more risk were rewarded. High yield bonds continued to bask in an environment of strong credit fundamentals and low default rates, posting a 11.13% total return over the period, as measured by the Lehman Brothers High Yield Bond Index. Strong investor interest in high dividend securities boosted high yield, and real estate investment trust (REITS) returns throughout the period before selling off very late in the year on higher interest rate concerns and lofty valuations.

Longer duration municipal bonds performed well despite the threat of higher interest rates and widespread municipal budget shortfalls. The Lehman Brothers Municipal Bond Index posted a total return of 4.48% over the year. Uncertainty over the pace of the economic recovery contributed to another positive year for the high-quality fixed income market. For the first time in more than three decades, intermediate and long-term Treasuries rallied at the same time the Federal Reserve raised the federal funds rate. This fact was reflected in a respectable 4.34% total return for the Lehman Brothers Aggregate Bond Index -- the key proxy for the U.S. bond market.

Outlook

The U.S. economy continues to produce steady growth and appears to have overcome a series of weaker summer reports. The recovery has added job creation to its mix, and inflation, though sparking up from time-to-time, has not yet presented a serious threat. Equity returns will continue to grapple with three concerns: geopolitical risk, high energy prices, and soft patches in the economic recovery. Counterbalancing these issues are corporate profit margins that are at their highest levels in several decades and elevated cash levels in company coffers that could spark substantial business investment, higher dividend rates, and stock buyback programs. From a price standpoint, stocks appear at the higher end of their historic valuation spectrum, and investors should expect more modest returns over a repeat of the late 1990s when the S&P 500 Index produced five straight years of greater than 20% gains.

Bond investors will be on the lookout for signs of higher inflation and the probability of higher overall market interest rates-both more likely later in an economic recovery cycle. Of course, these same omens were cited at the beginning of 2004, resulting in positive returns along with the diversification benefits bonds provide to a portfolio. Despite many market experts predicting dire consequences for bond investors a year ago, the 12-month period returns illustrate the benefits of adhering to a well-balanced portfolio made up of several different asset classes.

The past four quarters have produced economic growth in the 3-4% range, and we expect the economy will continue to expand at a similar pace. Caveats include higher energy prices, which could raise companies' costs and impinge on consumer spending. Another setback could involve the combination of higher inflation along with a weakening dollar, which would send interest rates up at a faster pace than the Federal Reserve has so far indicated. As always, unexpected events such as terrorist acts and global political conflicts can adversely impact the markets. Nevertheless, the world and the nation's financial markets have a way of absorbing news -- both good and bad -- and moving on.




Thrivent Technology Portfolio

James A. Grossman and Michael C. Marzolf, Portfolio Co-Managers

The Thrivent Technology Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The Portfolio primarily invests in technology-related industries. As a consequence, the Portfolio may be subject to greater price volatility than a Portfolio investing in a broad range of industries.
These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Thrivent Technology Portfolio produced a 4.85% total return, outperforming the 3.16% median return of a similarly managed group of Lipper Inc. Science & Technology portfolios. The Portfolio's market benchmark, the Goldman Sachs Technology Industry Composite Index, returned 2.91% during the period.

What market conditions were present during the period?

From January through mid-August, the market struggled -- a function of many concerns weighing on the market. Questions about the course of the U.S. presidential election, oil prices and perceptions that the Iraq situation was deteriorating weren't conducive to creating a favorable environment for sustained growth. At the same time, many technology companies began to preannounce earnings shortfalls, and inventory issues led to larger concerns that the tech cycle had reached its conclusion.

However, by mid-August, the market appeared to gain a relative comfort level with the uncertainty. At the same time, observers had seen enough data to reconsider the notion that technology spending had run its course and instead attributed much of the malaise to an inventory correction.

This spurred a rally throughout much of the remainder of the year. Semiconductors, one of the weak areas of the technology sector in the first half of 2004, made a significant comeback in the second half. Toward the end of the year, however, inventory concerns reemerged to dampen the rally.

What factors affected the Portfolio's performance?

As with many areas of the market in 2004, stock selection was the primary determinant of success in the technology sector. The Portfolio's outperformance can be traced to positive stock selection in computers, peripherals, communications equipment, Internet software and services.

We identified Apple Computer and the Portfolio's other positive performers through our ongoing focus on fundamentals. Even in good economic times, when seemingly promising opportunities and trends abound, we do not alter our commitment to fundamentals. Instead, we work to consistently identify companies with a high potential to grow faster than their competition.

The Portfolio's returns were limited, on a relative basis, by poor performance from stocks in the semiconductor and health care segments. In addition, even greater outperformance by the Portfolio versus its peers was hampered in December when many of its strongest performing stocks returned a small percentage of the gains they garnered early in the year.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                       78.8%
Consumer Discretionary                        5.7%
Health Care                                   4.5%
Telecommunications Services                   1.6%
Industrials                                   0.4%



Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                                  5.3%
Dell, Inc.                                             4.3%
Apple Computer, Inc.                                   3.7%
Cisco Systems, Inc.                                    3.6%
eBay, Inc.                                             3.2%
Intel Corporation                                      3.1%
International Business Machines
Corporation                                            3.0%
EMC Corporation                                        2.4%
QUALCOMM, Inc.                                         2.4%
Yahoo!, Inc.                                           2.1%

Footnotes read:
These common stocks represent 33.1% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


                                Portfolio Facts
                               December 31, 2004

Net Assets                  $56,623,596               NAV               $7.28
NAV -- High+         1/20/2004 -- $7.59
NAV -- Low+          8/12/2004 -- $5.74

Number of Holdings: 114                + For the year ended December 31, 2004

          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                        3/1/2001
-----------------------------------------------
          4.85%                        -7.94%



What is your outlook?

In 2004, we saw relatively strong and steady information technology growth, and we see no reason to anticipate a dramatic departure from this course in 2005. The question, however, is whether that growth will be enough to outgrow inventories and produce stock performance.

This translates to what could be a quiet year in technology, with stock selection remaining the key to growth. The inflation outlook appears good, and we should see a healthy environment for companies with strong fundamentals. We do expect continued consolidation within the technology industry. In this atmosphere of many companies vying for limited share, large companies typically have the advantage. So, while we will look at opportunities in all market capitalization segments, consistent with our investment philosophy, we will likely position the Portfolio with a large capitalization, high-quality bias.



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                          Goldman
                                            Sachs
                                       Technology
                                         Industry       Consumer
                       Technology       Composite          Price
    Date                Portfolio        Index***        Index**
----------------------------------------------------------------
       March 1, 2001        10,000         10,000         10,000
                2001         8,110          8,358         10,023
                2001        10,020          9,953         10,063
                2001         9,570          9,556         10,108
                2001         9,680          9,582         10,125
                2001         8,750          8,900         10,097
                2001         7,580          7,741         10,097
                2001         5,920          6,176         10,142
                2001         6,850          7,168         10,108
                2001         7,940          8,389         10,091
                2001         7,870          8,241         10,051
                2002         7,740          8,232         10,074
                2002         6,620          7,132         10,114
                2002         7,130          7,640         10,171
                2002         6,280          6,704         10,228
                2002         5,956          6,431         10,228
                2002         5,142          5,522         10,233
                2002         4,620          4,963         10,245
                2002         4,520          4,899         10,279
                2002         3,776          4,025         10,296
                2002         4,556          4,904         10,321
                2002         5,353          5,762         10,321
                2002         4,588          4,923         10,299
                2003         4,601          4,879         10,344
                2003         4,671          4,953         10,424
                2003         4,626          4,898         10,487
                2003         5,085          5,409         10,464
                2003         5,609          6,012         10,447
                2003         5,618          5,997         10,458
                2003         5,940          6,342         10,470
                2003         6,271          6,780         10,509
                2003         6,103          6,681         10,544
                2003         6,679          7,333         10,532
                2003         6,792          7,474         10,504
                2003         6,944          7,590         10,492
                2004         7,226          7,946         10,544
                2004         7,110          7,721         10,600
                2004         6,936          7,508         10,669
                2004         6,494          7,071         10,703
                2004         6,815          7,463         10,766
                2004         6,997          7,646         10,800
                2004         6,300          6,921         10,783
                2004         6,072          6,576         10,788
                2004         6,315          6,804         10,811
                2004         6,690          7,165         10,868
                2004         7,073          7,569         10,874
   December 31, 2004        $7,281         $7,811        $10,834



Footnotes read:

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[GRAPHIC OMITTED: TURNER INVESTMENT PARTNERS AND WESTCAP INVESTORS LLC]

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investment Partners, Inc. and Westcap Investors LLC

The Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Thrivent Partner Small Cap Growth Portfolio gained 11.32% for the period, outperforming the median return of 10.98% for its peer group, as represented by the Lipper Small Cap Growth Funds category. However, the Portfolio fell short of its benchmark, the Russell 2000 Growth Index, which returned 14.31% for the year.

What market conditions were present during the period?

Stocks advanced in 2004, albeit in a more erratic fashion than had been the case in 2003. Projections of improved economic performance, intermittently mixed with diminished expectations stemming from rising oil prices, the Iraq conflict and U.S. presidential election rhetoric, provided a challenging investment environment. In general, value-oriented segments of the markets such as commodity industries provided higher returns while growth segments, in particular, large pharmaceutical and information technology companies, experienced a more challenging investment environment. Given the uneven nature of the markets, within the small-capitalization segment investors tended to favor higher-quality, more fundamentally sound companies. Additionally, the larger companies within the small-cap segment generally provided higher returns, consistent with the focus on better fundamental quality.

What factors affected the Portfolio's performance?

The Portfolio's results for the year outpaced its peer group due to better stock selection in the industrials and energy sectors. Within the business services industry of industrials, two standouts included Resource Connection, a professional services firm, and Korn/Ferry International, an executive search firm. Also in the industrials sector, Forward Air Corp., a ground-based cargo transportation firm, and Landstar System, a transportation services firm, added to the Portfolio's returns. In energy, positions in Premcor, a petroleum refiner, and General Maritime, a provider of seaborne transportation services for crude oil, provided exceptional results.

In the retail area of the consumer discretionary sector, positions in companies like Coldwater Creek and Overstock.com provided excellent returns, but were more than offset by weak results from Fred's Inc., a discount general merchandise store, and Linens 'N Things, a specialty retailer. Also in consumer discretionary, Alliance Gaming and LeapFrog Enterprises realized negative returns for the reporting period.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                       26.6%
Health Care                                  13.9%
Consumer Discretionary                       13.5%
Industrials                                   9.1%
Financials                                    7.2%
Energy                                        3.9%
Materials                                     2.2%
Consumer Staples                              1.5%
Telecommunication Services                    0.6%



Top 10 Holdings
(% of Portfolio)

Avocent Corporation                                    1.5%
Affiliated Managers Group, Inc.                        1.3%
Benchmark Electronics, Inc.                            1.2%
Jacobs Engineering Group, Inc.                         1.1%
ValueVision Media, Inc.                                1.1%
INAMED Corporation                                     1.0%
Fair Isaac Corporation                                 1.0%
FTI Consulting                                         0.9%
Jefferies Group, Inc.                                  0.9%
Digital Insight Corporation                            0.9%

Footnotes read:
These common stocks represent 10.9% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


                                Portfolio Facts
                               December 31, 2004

Net Assets                  $53,934,245               NAV              $12.33
NAV -- High+       12/30/2004 -- $12.36
NAV -- Low+          8/13/2004 -- $9.74

Number of Holdings: 197                + For the year ended December 31, 2004



          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                      11/30/2001
-----------------------------------------------
         11.32%                         7.01%



An overweighted position and poor stock selection in the information technology sector, particularly in the semiconductor industry with companies such as Integrated Devices and Intersil Corp., had a negative impact on Portfolio returns. Ascential Software also provided disappointing results for the Portfolio, and an underweighted position in Take Two Interactive Software limited our returns.

What is your outlook?

Looking ahead in 2005, we expect to see the U.S. economy slowing on a cyclical basis. Therefore, we are focused on finding companies that exhibit growth potential despite a maturing economic cycle. We believe that a combination of moderate economic growth, low inflation, modest interest rates, reasonable equity valuations, corporate America's cash hoard of $1 trillion available for acquisitions and share buybacks and steadily rising corporate profits should benefit the stock market in 2005. The market climbed a steep wall of worry in 2003 and continued to go up in 2004 in the face of fairly negative investor sentiment. We expect another positive year in 2005.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                            Partner       Russell
                          Small Cap          2000       Consumer
                             Growth        Growth          Price
Date                      Portfolio        Index*        Index**
----------------------------------------------------------------
   November 30, 2001        10,000         10,000         10,000
                2001        10,550         10,623          9,961
                2002        10,413         10,245          9,983
                2002         9,962          9,582         10,023
                2002        10,851         10,414         10,079
                2002        10,540         10,189         10,135
                2002        10,079          9,593         10,135
                2002         9,179          8,780         10,141
                2002         7,684          7,430         10,152
                2002         7,665          7,427         10,186
                2002         6,786          6,891         10,203
                2002         7,450          7,239         10,228
                2002         8,220          7,957         10,228
                2002         7,699          7,408         10,206
                2003         7,633          7,207         10,251
                2003         7,462          7,015         10,330
                2003         7,308          7,121         10,392
                2003         7,963          7,795         10,369
                2003         8,735          8,673         10,353
                2003         8,822          8,840         10,364
                2003         9,224          9,508         10,375
                2003        10,029         10,019         10,415
                2003         9,558          9,766         10,448
                2003        10,569         10,609         10,437
                2003        10,958         10,955         10,409
                2003        11,074         11,004         10,398
                2004        11,413         11,582         10,448
                2004        11,387         11,564         10,505
                2004        11,326         11,618         10,573
                2004        10,979         11,035         10,606
                2004        11,304         11,255         10,668
                2004        11,520         11,629         10,702
                2004        10,599         10,585         10,685
                2004        10,314         10,357         10,691
                2004        10,778         10,930         10,714
                2004        11,172         11,196         10,770
                2004        11,899         12,142         10,776
   December 31, 2004       $12,327        $12,578        $10,736


Footnotes read:

* The Russell 2000 Growth Index is an index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[GRAPHIC OMITTED: T. ROWE PRICE]

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Associates, Inc.

The Thrivent Partner Small Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of smaller capitalization common stocks.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. Value portfolios are subject to style risk in that value investing may fall out of favor with investors. Additionally, when investing in value securities, the market may not necessarily have the same value assessment as the fund manager, and, therefore, the performance of the securities may decline. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

During the 12 months, small-capitalization stocks continued to turn in stellar results, outperforming all other major stock market segments. The Portfolio posted a return of 22.26% for the year, outpacing the median return of 21.45% for its peer group as represented by the Lipper Small Cap Value Funds category. The Portfolio performed in line with its benchmark, the Russell 2000 Value Index, which gained 22.25% over the same time frame.

What market conditions were present during the period?

In the first quarter of 2004, small-cap value stocks performed well, extending the strong returns realized by the group in 2003. For much of the next six months, stock market returns largely stayed flat as investors attempted to decipher the impact of strongly advancing oil prices, the increasingly unsettled geopolitical situation, moderating economic growth rates and an acrimonious presidential campaign. Finally in the last three months of the year, several factors mitigated some of the uncertainty that plagued the markets for much of the period. In October, oil prices traded down sharply after reaching a level of $55 a barrel, and in November, the U.S. presidential election was decisively resolved. As a result, the market for small-cap value stocks advanced sharply at the end of the year.

What factors affected the Portfolio's performance?

Our returns were in line with the Russell 2000 Value Index for the year; however, good stock selection in the financial and health care sectors helped us outperform the Lipper peer group. In particular, holdings in regional banks like California's First Republic Bank and East West Bancorp benefited the Portfolio's results. Also in the financial sector, Real Estate Investment Trusts (REITs) continued to provide excellent returns. The Portfolio profited from owning two REIT holdings, Innkeepers USA Trust and LaSalle Hotel Properties. On the health care front, our positions in two equipment providers, CYTYC and CONMED, aided the Portfolio's performance. Finally, Bone Care International, a specialty pharmaceutical company, achieved excellent returns for us during the period.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   20.7%
Industrials                                  19.7%
Consumer Discretionary                       12.3%
Materials                                     9.0%
Information Technology                        8.8%
Energy                                        7.3%
Health Care                                   5.3%
Utilities                                     2.5%
Consumer Staples                              1.2%
Telecommunications Services                   0.6%



Top 10 Holdings
(% of Portfolio)

Landstar System, Inc.                                  2.4%
Texas Regional Bancshares, Inc.                        1.9%
East West Bancorp, Inc.                                1.7%
Aaron Rents, Inc.                                      1.7%
First Republic Bank                                    1.5%
Silicon Valley Bancshares                              1.5%
Matthews International Corporation                     1.4%
ProAssurance Corporation                               1.4%
RARE Hospitality International, Inc.                   1.2%
Franklin Electric Company, Inc.                        1.2%

Footnotes read:
These common stocks represent 15.9% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


                              Portfolio Facts
                             December 31, 2004


Net Assets                  $77,537,274               NAV              $16.56
NAV -- High+       12/28/2004 -- $16.58
NAV -- Low+         5/17/2004 -- $13.38

Number of Holdings: 121                + For the year ended December 31, 2004



                 Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                       4/30/2003
-----------------------------------------------
         22.26%                        38.77%


On the negative side, a larger-than-index position in the biotechnology industry detracted from the Portfolio's results.
Additionally, an underexposure to the energy sector and below-average stock selection in the oil and gas equipment industry also proved detrimental to our returns.

What is your outlook?

Small-cap stocks have outperformed large-caps for the past six years. Given that we are near the upper end of historic relative valuation levels for small-caps, we are cautious in our outlook. We are continuing to find good stock opportunities on a risk and reward basis, although they are somewhat harder to come by than in previous years. Going into the first quarter of 2005, the Portfolio's largest overweights versus the Russell 2000 Value Index are in the industrials sector and business services industry. Our most underweighted stance is in the financial sector. All other sector exposures for the Portfolio are within +/- 4% of the index. The sector and industry weightings in the Portfolio are the result of our bottom-up stock selection decisions.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                                             S&P
                           Partner        Russell       SmallCap
                         Small Cap           2000      600/Barra       Consumer
                             Value          Value          Value          Price
Date                     Portfolio        Index**         Index*       Index***
-------------------------------------------------------------------------------
      April 30, 2003        10,000         10,000         10,000         10,000
                2003        10,871         11,021         10,932          9,984
                2003        11,150         11,208         11,256          9,995
                2003        11,763         11,767         11,806         10,005
                2003        12,379         12,214         12,376         10,044
                2003        12,101         12,074         11,971         10,076
                2003        13,048         13,058         13,036         10,065
                2003        13,590         13,559         13,575         10,038
                2003        14,155         14,050         13,954         10,027
                2004        14,594         14,535         14,287         10,076
                2004        14,958         14,817         14,626         10,131
                2004        15,039         15,022         14,884         10,196
                2004        14,539         14,245         14,337         10,229
                2004        14,649         14,417         14,517         10,288
                2004        15,462         15,149         15,321         10,321
                2004        14,877         14,453         14,593         10,305
                2004        14,795         14,595         14,641         10,310
                2004        15,494         15,172         15,365         10,332
                2004        15,784         15,407         15,515         10,386
                2004        16,954         16,775         16,928         10,392
   December 31, 2004       $17,306        $17,175        $17,236        $10,354



Footnotes read:

* The S&P SmallCap 600/Barra Value Index is a capitalization-weighted index that comprises all of the stocks in the S&P SmallCap 600 Index that have low price-to-book ratios. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes. The composition of the Russell 2000 Value Index serves as a better reflection of the Portfolio's current investment strategy than does the S&P 600/Barra Value Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.


[PHOTO OMITTED: CHRISTOPHER J. SERRA]

Thrivent Small Cap Stock Portfolio

Christopher J. Serra, Portfolio Manager

The Thrivent Small Cap Stock Portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Thrivent Small Cap Stock Portfolio produced a 20.94% return, outperforming the 17.69% median return of its Lipper Inc. Small Cap Core Funds peer group. The Portfolio's market benchmark, the Russell 2000 Index, returned 18.43% during the period.

What market conditions were present during the period?

During the 12-month period, several factors combined to produce conditions conducive to growth -- especially for small-cap stocks. Indications of continued economic recovery throughout the year helped spark an August rally. The swift resolution to the U.S. presidential election -- in sharp contrast to the 2000 contest -- eliminated another measure of uncertainty for the market and provided the momentum necessary for the rally to continue for the remainder of the year.

Although interest rates did rise during the period, they did not rise as rapidly as many expected and remain relatively benign on an absolute basis. The fact that job growth, while not robust, didn't deteriorate was also a positive factor. And, perhaps most importantly, after peaking in early fall, oil prices dropped markedly and provided a significant tailwind for the market.

What factors affected the Portfolio's performance?

The Portfolio's investment style, which favors high-quality, less volatile companies with good earnings and reasonable valuations, was an ideal match for the market conditions of 2004. During the bulk of the period, higher-quality stocks enjoyed a clear advantage over lower-quality alternatives, which significantly underperformed as fundamental valuations returned to prominence.

With no significant overweights in any sector, our emphasis on finding value in all sectors helped pace the Portfolio's performance. Indeed, valuations were the key to our ability to select high-performing stocks and, perhaps more importantly, avoid many of the poor performers that dragged down our peers and market benchmark. Strong stock selection in the technology and health care sectors was particularly beneficial to the Portfolio's performance.

The Portfolio's relative performance was adversely affected by its underweighted stance in lower-quality names in the industrial sector, which posted strong returns during part of the period. And while many of the Portfolio's consumer stocks -- those insulated from the effect of high oil prices -- performed exceptionally well during the period, some lower-quality names negatively influenced its relative returns.

What is your outlook?

We see no cause to alter our generally positive outlook for the market and, in particular, small-cap stocks. However, there are several possible factors that could rise and, in combination, radically change the market landscape.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)


Financials                                   14.4%
Industrials                                  14.3%
Information Technology                       12.8%
Consumer Discretionary                       12.7%
Health Care                                  10.2%
Energy                                        5.6%
Materials                                     5.3%
Consumer Staples                              2.4%
Utilities                                     1.7%
Telecommunications Services                   0.3%


Top 10 Holdings
(% of Portfolio)

Energen Corporation                                    0.8%
Genlyte Group, Inc.                                    0.7%
Investors Financial Services Corporation               0.7%
Plexus Corporation                                     0.7%
HCC Insurance Holdings                                 0.6%
Peabody Energy Corporation                             0.6%
Wind River Systems, Inc.                               0.6%
Ventana Medical Systems, Inc.                          0.6%
Quanex Corporation                                     0.6%
Steel Dynamics, Inc.                                   0.6%

Footnotes read:
These common stocks represent 6.5% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


                               Portfolio Facts
                              December 31, 2004

Net Assets                 $216,847,725               NAV              $14.74
NAV -- High+       12/28/2004 -- $14.78
NAV -- Low+         8/12/2004 -- $11.84

Number of Holdings: 247                + For the year ended December 31, 2004



          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                        3/1/2001
-----------------------------------------------
         20.94%                        11.12%



The potential for rising oil prices and declining employment figures appear to be greatest threat to continued market growth. Ideally, the shift to capital spending earlier in 2004 should bring about benefits for consumers via new jobs and improved wages. That in turn could help spur a rebound in consumer spending and ensure that the economic rebound is self-sustaining.

We will also closely monitor the value of the U.S. dollar, even though any volatility should first threaten the bond market before stocks experience similar effects. And, as we were reminded by the events in southeast Asia, disasters, both natural and man-made, present a contingency for which we cannot plan.

Regardless of the coming events, it's unrealistic to expect similar returns to the 41.55% realized in 2003 and 20.94% in 2004. Success in the foreseeable future will likely continue to be earned through stock-picking rather than significant sector bets. This is an environment that we are not only comfortable with, but eager to invest in through identification of companies with reasonable valuations and good prospects for growth.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                        Small Cap         Russell            S&P       Consumer
                            Stock            2000   SmallCap 600          Price
Date                    Portfolio         Index**         Index*       Index***
-------------------------------------------------------------------------------
       March 1, 2001        10,000         10,000         10,000         10,000
                2001         9,490          9,511          9,543         10,023
                2001        10,240         10,255         10,270         10,063
                2001        10,500         10,507         10,467         10,108
                2001        10,790         10,870         10,850         10,125
                2001        10,620         10,281         10,669         10,097
                2001        10,350          9,949         10,426         10,097
                2001         9,060          8,610          9,016         10,142
                2001         9,750          9,114          9,497         10,108
                2001        10,400          9,819         10,192         10,091
                2001        11,110         10,425         10,882         10,051
                2002        11,090         10,317         10,976         10,074
                2002        10,689         10,034         10,788         10,114
                2002        11,391         10,841         11,640         10,171
                2002        11,381         10,939         11,969         10,228
                2002        11,053         10,454         11,473         10,228
                2002        10,394          9,935         10,880         10,233
                2002         9,035          8,435          9,343         10,245
                2002         9,064          8,414          9,432         10,279
                2002         8,482          7,810          8,855         10,296
                2002         8,722          8,061          9,138         10,321
                2002         9,325          8,779          9,613         10,321
                2002         8,842          8,292          9,290         10,299
                2003         8,620          8,063          8,970         10,344
                2003         8,413          7,820          8,683         10,424
                2003         8,361          7,920          8,751         10,487
                2003         9,006          8,671          9,461         10,464
                2003         9,772          9,600         10,224         10,447
                2003         9,999          9,775         10,490         10,458
                2003        10,524         10,386         11,035         10,470
                2003        11,165         10,862         11,572         10,509
                2003        10,758         10,662         11,232         10,544
                2003        11,634         11,557         12,205         10,532
                2003        12,082         11,967         12,667         10,504
                2003        12,396         12,211         12,891         10,492
                2004        12,821         12,743         13,262         10,544
                2004        13,112         12,857         13,517         10,600
                2004        13,165         12,976         13,695         10,669
                2004        12,784         12,315         13,240         10,703
                2004        12,891         12,513         13,443         10,766
                2004        13,410         13,041         14,187         10,800
                2004        12,764         12,163         13,410         10,783
                2004        12,637         12,100         13,293         10,788
                2004        13,233         12,668         13,994         10,811
                2004        13,577         12,920         14,255         10,868
                2004        14,586         14,044         15,473         10,874
   December 31, 2004       $14,991        $14,461        $15,813        $10,834



Footnotes read:

* The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes. The composition of the Russell 2000 index serves as a better reflection of the Portfolio's current investment strategy than does the S&P SmallCap 600 Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Small Cap Index Portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index by investing primarily in the common stocks of the Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

We are pleased to report that the Thrivent Small Cap Index Portfolio achieved its objective of providing results in line with the S&P SmallCap 600 Index, after fees and expenses, for the 12-month period ended Dec. 31, 2004. The Portfolio gained 22.10% for the year, while the S&P SmallCap 600 advanced 22.66%. By comparison, the Portfolio's peer group, as represented by the Lipper Small Cap Core Funds category, posted a median return of 17.69% over the same time frame.

What market conditions were present during the period?

During the Portfolio's 2004 annual reporting period, the stock market turned in impressive gains for the second year in a row. Although results were strong across the board, small- and medium-sized companies continued to lead the pack. In general, the markets experienced lower stock price volatility than we've seen in recent years, most likely because many investors were waiting to see the results of the November presidential elections. Toward the end of the period, oil prices came down from their highs of more than $50 per barrel, but remained elevated enough to drive demand for basic commodities such as steel and coal. Demand also continued to increase for large industrial equipment which had a positive ripple effect on the rest of the U.S. economy.

Value- and growth-oriented stocks in the S&P Small Cap 600 Index performed in line with each other during the period, and both segments turned in strong returns. While all of the sectors within the Index produced positive results for the year, the top three performers were energy, materials and industrial stocks. The worst-performing sectors included information technology, consumer staples and consumer discretionary stocks.

What factors affected the Portfolio's performance?

Because we use an indexing approach to manage the Portfolio, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P SmallCap 600 Index, while keeping transaction costs to a minimum. The S&P SmallCap 600 is a widely used gauge of small-sized companies and covers all major small-capitalization market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                                  16.0%
Consumer Discretionary                       13.8%
Information Technology                       13.3%
Financials                                   13.0%
Health Care                                  10.3%
Materials                                     5.1%
Energy                                        4.7%
Utilities                                     3.5%
Consumer Staples                              2.7%
Telecommunications Services                   0.3%



Top 10 Holdings
(% of Portfolio)

NVR, Inc.                                              0.6%
New Century Financial Corporation                      0.5%
Polaris Industries, Inc.                               0.5%
Yellow Roadway Corporation                             0.5%
Massey Energy Corporation                              0.5%
Patina Oil & Gas Corporation                           0.4%
Roper Industries, Inc.                                 0.4%
Oshkosh Truck Corporation                              0.4%
Timken Company                                         0.4%
Cooper Companies, Inc.                                 0.4%

Footnotes read:
These common stocks represent 4.6% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


                                Portfolio Facts
                               December 31, 2004

Net Assets                 $485,873,173             NAV              $19.26
NAV -- High+       12/28/2004 -- $19.30
NAV -- Low+         8/12/2004 -- $15.41

Number of Holdings: 604              + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
1  Year              5-Year           6/14/1995
-----------------------------------------------
22.10%              11.19%             12.69%



What is your outlook?

After two straight years of stellar small-cap stock performance, we are cautiously optimistic about our 2005 outlook. On the positive side, the U.S. economy is not as dependent on oil as it has been in the past. The higher oil prices we've been experiencing do not appear to be having a negative impact on the U.S. economy overall. In fact, oil companies are reinvesting in business, which is having a positive effect on capital goods. Also, the weakening dollar has benefited U.S. companies that sell products overseas by making their prices more competitive. As long as the value of the dollar does not nosedive, this trend should be positive for U.S. companies and domestic job growth.

As always, geopolitical concerns, as well as a slowdown in consumer spending, remain as potential risks for economic growth. However, increased spending at the company level appears to be making up for any consumer slowdown. In terms of market volatility, we believe it will increase back in line with historical averages. An indexed product such as the Thrivent Small Cap Index Portfolio is a good way to dampen volatility by diversifying across all the market sectors.

On a separate note, Standard & Poor's will be changing the way it calculates the returns for all of its indices in 2005. We will be closely monitoring these changes and will act accordingly to bring the Portfolio in line with the new methodology.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment1

                         Small Cap            S&P       Consumer
                             Index       SmallCap          Price
Date                     Portfolio     600 Index*        Index**
----------------------------------------------------------------
       June 14, 1995        10,000         10,000         10,000
                1995        10,110         10,159         10,020
                1995        10,695         10,936         10,020
                1995        10,900         11,173         10,046
                1995        10,980         11,458         10,066
                1995        10,496         10,892         10,099
                1995        10,892         11,323         10,092
                1995        11,070         11,510         10,085
                1996        11,035         11,535         10,145
                1996        11,309         11,913         10,177
                1996        11,654         12,168         10,230
                1996        12,285         12,867         10,269
                1996        12,613         13,324         10,289
                1996        12,047         12,802         10,296
                1996        11,091         11,921         10,315
                1996        11,734         12,657         10,335
                1996        12,243         13,213         10,368
                1996        12,187         13,121         10,401
                1996        12,832         13,803         10,421
                1996        13,084         13,964         10,421
                1997        13,506         14,196         10,453
                1997        13,499         13,903         10,486
                1997        12,968         13,189         10,512
                1997        13,172         13,351         10,526
                1997        14,307         14,919         10,519
                1997        14,779         15,578         10,532
                1997        16,041         16,557         10,545
                1997        16,348         16,974         10,565
                1997        17,325         18,097         10,591
                1997        16,478         17,316         10,618
                1997        16,313         17,189         10,611
                1997        16,403         17,537         10,598
                1998        16,373         17,195         10,618
                1998        17,785         18,761         10,637
                1998        18,457         19,477         10,657
                1998        18,560         19,592         10,677
                1998        17,585         18,555         10,696
                1998        17,627         18,609         10,710
                1998        16,282         17,185         10,723
                1998        13,162         13,868         10,736
                1998        13,966         14,718         10,749
                1998        14,625         15,401         10,775
                1998        15,442         16,268         10,775
                1998        16,425         17,308         10,769
                1999        16,227         17,090         10,795
                1999        14,765         15,550         10,808
                1999        14,946         15,751         10,841
                1999        15,943         16,791         10,920
                1999        16,324         17,200         10,920
                1999        17,249         18,179         10,920
                1999        17,091         18,019         10,953
                1999        16,345         17,226         10,979
                1999        16,403         17,299         11,032
                1999        16,368         17,255         11,051
                1999        17,043         17,977         11,058
                1999        18,428         19,455         11,058
                2000        17,856         18,852         11,084
                2000        20,222         21,376         11,150
                2000        19,475         20,586         11,242
                2000        19,130         20,233         11,248
                2000        18,552         19,634         11,255
                2000        19,637         20,794         11,321
                2000        19,151         20,284         11,340
                2000        20,839         22,082         11,354
                2000        20,270         21,481         11,413
                2000        20,402         21,615         11,432
                2000        18,297         19,365         11,439
                2000        20,497         21,750         11,432
                2001        21,370         22,683         11,505
                2001        20,073         21,299         11,551
                2001        19,178         20,322         11,577
                2001        20,627         21,871         11,623
                2001        21,010         22,289         11,675
                2001        21,769         23,106         11,695
                2001        21,411         22,720         11,662
                2001        20,923         22,202         11,662
                2001        18,097         19,201         11,715
                2001        19,049         20,224         11,675
                2001        20,430         21,704         11,656
                2001        21,804         23,173         11,610
                2002        21,965         23,375         11,636
                2002        21,596         22,973         11,682
                2002        23,296         24,787         11,748
                2002        23,938         25,488         11,813
                2002        22,939         24,433         11,813
                2002        21,749         23,169         11,820
                2002        18,699         19,896         11,833
                2002        18,877         20,086         11,873
                2002        17,718         18,857         11,892
                2002        18,271         19,459         11,922
                2002        19,213         20,472         11,922
                2002        18,562         19,782         11,896
                2003        17,920         19,102         11,948
                2003        17,337         18,491         12,040
                2003        17,465         18,636         12,113
                2003        18,869         20,148         12,086
                2003        20,381         21,771         12,067
                2003        20,902         22,338         12,080
                2003        21,984         23,499         12,093
                2003        23,046         24,642         12,139
                2003        22,367         23,918         12,178
                2003        24,293         25,991         12,165
                2003        25,201         26,975         12,132
                2003        25,645         27,452         12,119
                2004        26,384         28,241         12,178
                2004        26,879         28,784         12,244
                2004        27,215         29,163         12,323
                2004        26,294         28,196         12,363
                2004        26,692         28,627         12,435
                2004        28,154         30,213         12,474
                2004        26,602         28,557         12,455
                2004        26,359         28,307         12,461
                2004        27,738         29,800         12,487
                2004        28,251         30,355         12,553
                2004        30,661         32,950         12,560
   December 31, 2004       $31,312        $33,674        $12,514



Footnotes read:

* The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. "S&P SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTOS OMITTED: BRIAN L. THORKELSON AND ANDREA J. THOMAS]

Thrivent Mid Cap Growth Portfolio

Brian L. Thorkelson (left), and Andrea J. Thomas (right), Portfolio
Co-Managers

The Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Mid Cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices.
These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Thrivent Mid Cap Growth Portfolio produced an 11.36% return, while its Lipper Inc. Mid Cap Growth Funds peer group produced a 14.48% median return. Its market benchmark, the Russell Midcap Growth Index, returned 15.48% during the same period.

What market conditions were present during the period?

Projections of improved economic performance, intermittently met with diminished expectations stemming from rising oil prices, the Iraq conflict and U.S. presidential election rhetoric, provided a challenging investment environment.

What might appear to be a quiet and modestly productive year by historical standards for mid-cap investors belies a volatile reality. Following an early January peak, the markets began a sustained decline which didn't subside until midway through the third quarter.

In the fourth quarter, oil prices peaked and declined meaningfully into year end. At the same time, the U.S. presidential election was resolved uneventfully. The abatement of these market uncertainties was a factor in the strong finish in the financial markets for the year.

What factors affected the Portfolio's performance?

The primary reason for underperformance was the persistence of an explosive small-cap rally that began in 2003 into the first two months of 2004. We began 2004 with a belief that this would give way to stronger performing mid- and large-cap stocks. While that indeed occurred, it was not before small-cap stocks extended their run into 2004. Because the Portfolio maintains minimal exposure to lower-quality, smaller-capitalization stocks, this was a significant factor in our underperformance versus our peers and market index.

Additionally, the Portfolio's semiconductor holdings -- a poor performing sector for most of the period -- also adversely affected its relative returns. Finally, the Portfolio's emphasis on the more traditional growth segments of the market, such as technology and health care, at the expense of an emphasis on the more economically sensitive segments of the market limited our overall results.

Positive contributors to the Portfolio's relative performance were its energy sector holdings, which performed well as oil prices surged to historically high levels. The Portfolio also was favorably affected by positive relative returns from the materials sector with holdings like Newmont Mining in the gold and copper segment.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                       22.1%
Health Care                                  18.0%
Consumer Discretionary                       16.6%
Industrials                                  10.1%
Financials                                    7.8%
Energy                                        4.8%
Materials                                     2.2%
Consumer Staples                              2.1%
Telecommunications Services                   1.5%
Utilities                                     0.3%


Top 10 Holdings
(% of Portfolio)

Coach, Inc.                                            0.8%
Juniper Networks, Inc.                                 0.8%
Royal Caribbean Cruises, Ltd.                          0.7%
Expeditors International of
Washington, Inc.                                       0.7%
BJ Services Company                                    0.7%
Nextel Partners, Inc.                                  0.6%
Corporate Executive Board Company                      0.6%
C.H. Robinson Worldwide, Inc.                          0.6%
Monster Worldwide, Inc.                                0.6%
Ameritrade Holding Corporation                         0.6%

Footnotes read:
These common stocks represent 6.7% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



                           Portfolio Facts
                          December 31, 2004

Net Assets                 $784,856,442         NAV              $14.57
NAV -- High+       12/30/2004 -- $14.58
NAV -- Low+         8/12/2004 -- $11.71

Number of Holdings: 355          + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
1  Year            5-Year             1/30/1998
-----------------------------------------------
11.36%             0.36%                7.97%



What is your outlook?

Despite inflation concerns, we are cautiously optimistic about the prospects for the economy. The swift conclusion to the U.S. election, the decline in oil prices and somewhat positive indications regarding consumer spending are all good signs for future growth.

While this outlook does not call for any strong sector bets, we will maintain a slight overweighted stance in health care and technology. We are also looking to add to our energy holdings, at least early in the year. As the economic and market cycle matures, risks to the sustainability of the recovery become manifest and in that type of environment we expect the growth segment of the market to provide an attractive alternative to the more economically sensitive, and thus, riskier market segments.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                          Russell
                            Mid Cap        MidCap       Consumer
                             Growth        Growth          Price
 Date                     Portfolio        Index*        Index**
----------------------------------------------------------------
     January 1, 1998        10,000         10,000         10,000
                1998        10,732         10,940         10,019
                1998        11,132         11,399         10,037
                1998        11,224         11,554         10,056
                1998        10,650         11,078         10,074
                1998        10,968         11,392         10,087
                1998        10,457         10,904         10,099
                1998         8,344          8,823         10,111
                1998         8,868          9,490         10,124
                1998         9,393         10,189         10,149
                1998        10,084         10,876         10,149
                1998        11,162         12,003         10,142
                1999        11,588         12,362         10,167
                1999        10,939         11,758         10,179
                1999        11,624         12,413         10,210
                1999        12,050         12,978         10,285
                1999        11,920         12,811         10,285
                1999        12,843         13,706         10,285
                1999        12,704         13,269         10,316
                1999        12,487         13,131         10,340
                1999        12,453         13,020         10,390
                1999        13,387         14,026         10,408
                1999        14,357         15,479         10,415
                1999        16,704         18,159         10,415
                2000        16,493         18,155         10,439
                2000        20,549         21,972         10,501
                2000        20,047         21,995         10,588
                2000        18,689         19,860         10,594
                2000        17,859         18,412         10,600
                2000        19,007         20,366         10,662
                2000        18,586         19,076         10,681
                2000        20,821         21,953         10,693
                2000        20,590         20,880         10,749
                2000        19,689         19,451         10,767
                2000        17,733         15,224         10,774
                2000        18,936         16,026         10,767
                2001        19,025         16,941         10,835
                2001        16,177         14,011         10,879
                2001        14,383         12,006         10,903
                2001        16,328         14,007         10,947
                2001        16,313         13,941         10,996
                2001        16,189         13,948         11,015
                2001        15,554         13,008         10,984
                2001        14,564         12,065         10,984
                2001        12,616         10,071         11,033
                2001        13,550         11,129         10,996
                2001        14,654         12,328         10,978
                2001        15,198         12,796         10,934
                2002        14,733         12,381         10,959
                2002        14,118         11,679         11,003
                2002        14,925         12,570         11,064
                2002        14,435         11,905         11,126
                2002        14,065         11,549         11,126
                2002        12,770         10,275         11,132
                2002        11,481          9,277         11,145
                2002        11,397          9,244         11,182
                2002        10,574          8,510         11,201
                2002        11,254          9,169         11,228
                2002        12,062          9,887         11,228
                2002        11,234          9,289         11,204
                2003        11,076          9,198         11,253
                2003        10,971          9,118         11,340
                2003        11,108          9,288         11,408
                2003        11,915          9,920         11,383
                2003        12,958         10,875         11,365
                2003        13,162         11,030         11,377
                2003        13,162         11,030         11,377
                2003        13,562         11,424         11,389
                2003        14,284         12,053         11,433
                2003        13,787         11,820         11,470
                2003        14,888         12,772         11,458
                2003        15,163         13,114         11,427
                2003        15,270         13,257         11,414
                2004        15,616         13,695         11,470
                2004        15,742         13,925         11,532
                2004        15,719         13,898         11,606
                2004        15,103         13,506         11,643
                2004        15,398         13,824         11,712
                2004        15,752         14,044         11,749
                2004        14,673         13,114         11,730
                2004        14,380         12,952         11,736
                2004        14,976         13,436         11,761
                2004        15,483         13,892         11,823
                2004        16,271         14,609         11,829
   December 31, 2004       $17,004        $15,309        $11,786


Footnotes read:

* The Russell Midcap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.


[PHOTOS OMITTED: BRIAN L. THORKELSON AND ANDREA J. THOMAS]

Thrivent Mid Cap Growth Portfolio II

Brian L. Thorkelson (left), and Andrea J. Thomas (right), Portfolio
Co-Managers

The Thrivent Mid Cap Growth Portfolio II seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Mid Cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices.
These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Thrivent Mid Cap Growth Portfolio II produced a 16.41% return, outperforming its Lipper Inc. Mid Cap Growth Funds peer group, which produced a 14.48% median return. Its market benchmark, the Russell Midcap Growth Index, returned 15.48% during the period.

What market conditions were present during the period?

An August-through-December rally was enough to allow mid-cap investors to realize moderate returns for the year. The route to those returns, however, was far more circuitous than it might appear. Projections of improved economic performance, intermittently met with diminished expectations -- stemming from rising crude oil prices, the Iraq conflict and U.S. presidential election rhetoric -- to provide an anything-but-tranquil environment during the 12-month period.

Following an early January peak, the markets began a sustained decline which didn't subside until midway through the third quarter of the year. During this period, the mid-cap segment of the market was hit hard as growth stocks provided disappointing returns in an atmosphere that favored more cyclical and commodity-based companies.

What factors affected the Portfolio's performance?

The primary reason the Portfolio outperformed its peers and market index was its participation in an explosive small-cap rally in January and February. The rally, which began in 2003, produced significant returns for lower-quality, growth-oriented stocks. Specifically, the Portfolio garnered its highest returns from holdings in technology, software and semiconductors -- all tremendous performers during the final vestiges of the small-cap rally.

In February, day-to-day management of this formerly sub-advised Portfolio transferred to Thrivent Financial. Since that time, we have taken steps to reposition the Portfolio. These measures were taken to provide a less concentrated, more measured approach to risk management than the previous manager.

Under our management, we achieved positive relative returns during the period in more pro-cyclical segments of the Portfolio, as well as in the energy segment. Mitigating these returns were sub-par returns from the Portfolio's health care stocks.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                       22.3%
Health Care                                  18.0%
Consumer Discretionary                       16.7%
Industrials                                  10.2%
Financials                                    7.8%
Energy                                        4.8%
Consumer Staples                              2.3%
Materials                                     2.2%
Telecommunications Services                   1.5%
Utilities                                     0.3%



Top 10 Holdings
(% of Portfolio)

Coach, Inc.                                            0.8%
Juniper Networks, Inc.                                 0.8%
Royal Caribbean Cruises, Ltd.                          0.7%
Expeditors International of
Washington, Inc.                                       0.7%
BJ Services Company                                    0.7%
Nextel Partners, Inc.                                  0.6%
Corporate Executive Board Company                      0.6%
C.H. Robinson Worldwide, Inc.                          0.6%
Monster Worldwide, Inc.                                0.6%
Ameritrade Holding Corporation                         0.6%

Footnotes read:
These common stocks represent 6.7% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


                              Portfolio Facts
                             December 31, 2004

Net Assets                  $38,438,514         NAV               $9.53
NAV -- High+        12/30/2004 -- $9.54
NAV -- Low+          8/13/2004 -- $7.66

Number of Holdings: 353          + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                      11/30/2001
-----------------------------------------------
         16.41%                        -1.49%



What is your outlook?

As we begin 2005, inflation fears have prompted market observers and economists to predict higher rates, the result of a more aggressive Federal Reserve Board. While higher rates are not necessarily a positive sign for the growth segment, they typically have a more detrimental effect on value stocks, which require a higher degree of cyclical leverage for continued strong fundamental performance. The only way to perform in such an environment is to identify companies that can put up stronger-than-anticipated numbers, regardless of the economic conditions. Those stocks are more commonly found among growth companies -- the strength of our portfolio.

Despite inflation concerns, we are cautiously optimistic about the prospects for the economy. The swift conclusion to the U.S. presidential election, the decline in oil prices and somewhat positive indications regarding consumer spending are all good signs for future growth.

While this outlook does not call for any strong sector bets, we will maintain a slightly overweighted stance in health care and technology. We are also looking to add to our energy holdings, at least for the early part of the year.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                          Russell
                           Mid Cap         MidCap       Consumer
                            Growth         Growth          Price
 Date                 Portfolio II         Index*        Index**
----------------------------------------------------------------
   November 30, 2001        10,000         10,000         10,000
                2001        10,599         10,380          9,961
                2002         9,735         10,043          9,983
                2002         9,362          9,474         10,023
                2002         9,981         10,197         10,079
                2002         8,678          9,657         10,135
                2002         8,161          9,369         10,135
                2002         6,811          8,335         10,141
                2002         6,129          7,525         10,152
                2002         6,139          7,499         10,186
                2002         5,568          6,903         10,203
                2002         6,017          7,438         10,228
                2002         6,349          8,020         10,228
                2002         5,972          7,535         10,206
                2003         5,988          7,461         10,251
                2003         5,912          7,397         10,330
                2003         5,972          7,534         10,392
                2003         6,369          8,047         10,369
                2003         6,987          8,822         10,353
                2003         7,057          8,947         10,364
                2003         7,373          9,267         10,375
                2003         7,795          9,777         10,415
                2003         7,438          9,588         10,448
                2003         7,998         10,361         10,437
                2003         8,149         10,638         10,409
                2003         8,202         10,754         10,398
                2004         8,620         11,109         10,448
                2004         8,786         11,295         10,505
                2004         8,803         11,274         10,573
                2004         8,461         10,956         10,606
                2004         8,633         11,214         10,668
                2004         8,831         11,392         10,702
                2004         8,231         10,638         10,685
                2004         8,075         10,507         10,691
                2004         8,408         10,899         10,714
                2004         8,692         11,269         10,770
                2004         9,133         11,851         10,776
   December 31, 2004        $9,548        $12,419        $10,736



Footnotes read:

* The Russell Midcap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.


[PHOTOS OMITTED: BRIAN J. FLANAGAN AND JOHN E. HINTZ]

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan (left), and John E. Hintz (right), Portfolio Co-Managers

The Thrivent Mid Cap Stock Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid Cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The mid-cap segment of the stock market and the Thrivent Mid Cap Stock Portfolio continued to turn in strong performance during the 12-month period ended Dec. 31, 2004. The Portfolio advanced 17.24% for the year, outperforming both its peer group and its benchmark. The peer group, represented by the Lipper Mid Cap Core Funds category, posted a median return of 15.83% while the benchmark S&P MidCap 400 Index gained 16.47% over the same time frame.

What market conditions were present during the period?

The stock market continued to show stellar results, led again by small- and medium-sized companies. As the U.S. economy strengthened, investors increased their appetite for risk which, in turn, favored small- and mid-cap stocks. Also, a global slowdown in other major economies such as Europe and China negatively impacted large, multinational U.S. corporations but did not really affect smaller domestic companies.

Every sector within the S&P MidCap 400 Index turned in positive double-digit returns on an absolute basis -- except for information technology, which had a slightly negative return. The best-performing areas of the market included the energy and materials sectors, which were driven by strong demand and limited supply, as well as the consumer staples sector. While the energy sector performed exceptionally well for much of the year, many of the gains in other sectors took place after the uncertainty of the November elections had passed.

What factors affected the Portfolio's performance?

Specifically during the period, the Portfolio outperformed due to favorable stock selection in information technology, despite the fact that this sector was the worst performer in the index. We benefited from owning Apple Computer and Internet, software and services companies such as Verisign, Wind River and McAfee. Also, the Portfolio profited from several strong-performing railroad and trucking stocks in the Industrials sector such as Canadian National Railway, Burlington Northern Santa Fe and Yellow Roadway. They benefited as the improving economy and rising oil and natural gas prices translated into a need for transporting more coal and other items to businesses and retailers. Materials companies were also positive contributors including two coal holdings, Peabody Energy and CONSOL Energy, Inc., and a copper company called Phelps Dodge. Finally, our performance was rewarded for owning hotel and gaming stocks such as MGM Mirage and Boyd Gaming.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   15.0%
Information Technology                       14.7%
Consumer Discretionary                       13.5%
Industrials                                  10.4%
Health Care                                   9.9%
Energy                                        8.8%
Materials                                     5.6%
Utilities                                     3.7%
Consumer Staples                              2.7%
Telecommunications Services                   0.8%



Top 10 Holdings
(% of Portfolio)

Nabors Industries, Ltd.                                1.3%
HCC Insurance Holdings, Inc.                           1.2%
Patterson-UTI Energy, Inc.                             1.0%
PartnerRe, Ltd.                                        1.0%
Wind River Systems, Inc.                               0.9%
Ultra Petroleum Corporation                            0.8%
Peabody Energy Corporation                             0.8%
Countrywide Financial Corporation                      0.8%
Manitowoc Company, Inc.                                0.8%
Newfield Exploration Company                           0.8%

Footnotes read:
These common stocks represent 9.4% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



                                Portfolio Facts
                               December 31, 2004

Net Assets                 $111,662,952              NAV              $11.66
NAV -- High+       12/30/2004 -- $11.66
NAV -- Low+          8/12/2004 -- $9.55

Number of Holdings: 189               + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                        3/1/2001
-----------------------------------------------
         17.24%                         4.52%



Only a few areas detracted from the Portfolio's performance for the year. We did not own a few commercial banks that experienced takeovers during the period. Typically in a takeover, the stock price of the company being purchased goes up, while the stock price of the company making the acquisition falls. Also, we sold out of home-building stocks midway through the year after we became concerned about the fundamentals in that industry. In retrospect, we left too early as they continued to show strong results for the remainder of the period. Additionally, we were positioned too conservatively in retail stocks because we incorrectly expected consumer spending to slow in 2004.

What is your outlook?

Our process for managing the Portfolio centers around finding attractive growth and value holdings on a stock-by-stock basis. We currently have the Portfolio positioned with the largest weightings in the energy and information technology sectors. We continue to believe that energy stocks have a bright future because of rising demand that is outpacing the level of capital investment for new wells, tankers, pipelines and refineries. In information technology, we are finding very company-specific opportunities that we are excited about, particularly in the semiconductor industry.

We will continue to keep our underweighting in the consumer discretionary sector of the Portfolio. Not only are valuations of these stocks above 10-year averages, but we also believe consumer spending is likely to slow as the home refinancing boom ends, interest rates increase and the costs for health care and home heating continue to skyrocket.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                              S&P
                           Mid Cap         MidCap       Consumer
                             Stock            400          Price
Date                     Portfolio         Index*        Index**
----------------------------------------------------------------
       March 1, 2001        10,000         10,000         10,000
                2001         9,190          9,292         10,023
                2001        10,300         10,317         10,063
                2001        10,410         10,557         10,108
                2001        10,280         10,515         10,125
                2001         9,710         10,358         10,097
                2001         9,150         10,019         10,097
                2001         8,020          8,773         10,142
                2001         8,350          9,161         10,108
                2001         8,690          9,843         10,091
                2001         9,039         10,351         10,051
                2002         8,879         10,297         10,074
                2002         8,849         10,310         10,114
                2002         9,440         11,047         10,171
                2002         9,390         10,995         10,228
                2002         9,308         10,810         10,228
                2002         8,594         10,019         10,233
                2002         7,824          9,048         10,245
                2002         7,803          9,094         10,279
                2002         7,248          8,361         10,296
                2002         7,581          8,723         10,321
                2002         7,930          9,228         10,321
                2002         7,642          8,849         10,299
                2003         7,481          8,590         10,344
                2003         7,364          8,386         10,424
                2003         7,380          8,456         10,487
                2003         7,796          9,070         10,464
                2003         8,423          9,821         10,447
                2003         8,491          9,946         10,458
                2003         8,710         10,299         10,470
                2003         9,002         10,765         10,509
                2003         8,836         10,601         10,544
                2003         9,553         11,402         10,532
                2003         9,879         11,799         10,504
                2003        10,108         11,998         10,492
                2004        10,308         12,258         10,544
                2004        10,539         12,552         10,600
                2004        10,547         12,606         10,669
                2004        10,196         12,192         10,703
                2004        10,354         12,445         10,766
                2004        10,741         12,728         10,800
                2004        10,245         12,134         10,783
                2004        10,166         12,102         10,788
                2004        10,586         12,460         10,811
                2004        10,786         12,659         10,868
                2004        11,459         13,413         10,874
   December 31, 2004       $11,851        $13,975        $10,834



Footnotes read:

* The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in the common stocks comprising the Index.

Mid Cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

We are pleased to report that the Thrivent Mid Cap Index Portfolio achieved its objective of providing results in line with the S&P MidCap 400 Index, after fees and expenses, for the 12-month period ended Dec. 31, 2004. The Portfolio gained 15.75% for the year, while the S&P MidCap 400 advanced 16.47%. By comparison, the Portfolio's peer group, as represented by the Lipper Mid Cap Core Funds category, posted a median return of 15.83% over the same time frame.

What market conditions were present during the period?

During the Portfolio's 2004 annual reporting period, the stock market turned in impressive gains for the second year in a row. Although results were strong across the board, small- and medium-sized companies continued to lead the pack. In general, the markets experienced lower stock price volatility than we've seen in recent years, most likely because many investors were waiting to see the results of the November presidential elections. Toward the end of the period, oil prices came down from their highs of more than $50 per barrel but remained elevated enough to drive demand for basic commodities, such as steel and coal. Demand also continued to increase for large industrial equipment which had a positive ripple effect on the rest of the U.S. economy.

Value-oriented stocks in the S&P MidCap 400 Index turned in strong returns for the period, outpacing more growth-oriented stocks. Nine of the 10 sectors within the index produced positive results for the year; the top three performers were energy, materials and consumer staples stocks.
The worst-performing sectors included information technology (the only sector with negative returns), as well as telecommunication services and health care stocks.

What factors affected the Portfolio's performance?

Because we use an indexing approach to manage the Portfolio, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P MidCap 400 Index, while keeping transaction costs to a minimum. The S&P MidCap 400 is the most widely used gauge of mid-sized companies and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   16.2%
Consumer Discretionary                       15.9%
Information Technology                       12.9%
Industrials                                  11.1%
Health Care                                   9.7%
Utilities                                     6.3%
Energy                                        6.1%
Materials                                     4.5%
Consumer Staples                              3.6%
Telecommunications Services                   0.4%



Top 10 Holdings
(% of Portfolio)

D.R. Horton, Inc.                                      0.7%
Fidelity National Financial, Inc.                      0.7%
Lennar Corporation                                     0.7%
Harman International Industries, Inc.                  0.7%
Legg Mason, Inc.                                       0.6%
Weatherford International, Ltd.                        0.6%
Murphy Oil Corporation                                 0.6%
Banknorth Group, Inc.                                  0.6%
Caesars Entertainment, Inc.                            0.5%
Sepracor, Inc.                                         0.5%

Footnotes read:
These common stocks represent 6.2% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                                Portfolio Facts
                               December 31, 2004

Net Assets                 $135,401,602                NAV              $13.34
NAV -- High+       12/30/2004 -- $13.36
NAV -- Low+         8/13/2004 -- $11.03

Number of Holdings: 403                 + For the year ended December 31, 2004



          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                        3/1/2001
-----------------------------------------------
         15.75%                         8.61%


What is your outlook?

After two straight years of positive stock market performance, we are cautiously optimistic about our 2005 outlook. On the positive side, the U.S. economy is not as dependent on oil as it has been in the past. The higher oil prices we've been experiencing do not appear to be having a negative impact on the U.S. economy overall. In fact, oil companies are reinvesting in business, which is having a positive effect on capital goods. Also, the weakening dollar has benefited U.S. companies that sell products overseas by making their prices more competitive. As long as the value of the dollar does not nosedive, this trend should be positive for U.S. companies and domestic job growth.

As always, geopolitical concerns, as well as a slowdown in consumer spending, remain as potential risks for economic growth. However, increased spending at the company level appears to be making up for any consumer slowdown. In terms of market volatility, we believe it will increase in line with historical averages. An indexed product such as the Thrivent Mid Cap Index Portfolio is a good way to dampen volatility by diversifying across all the market sectors.

On a separate note, Standard & Poor's will be changing the way it calculates the returns for all of its indices in 2005. We will be closely monitoring these changes and will act accordingly to bring the Portfolio in line with the new methodology.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                           Mid Cap     S&P MidCap       Consumer
                             Index            400          Price
Date                     Portfolio**       Index*          Index
----------------------------------------------------------------
       March 1, 2001        10,000         10,000         10,000
                2001         9,300          9,292         10,023
                2001        10,304         10,317         10,063
                2001        10,543         10,557         10,108
                2001        10,499         10,515         10,125
                2001        10,341         10,358         10,097
                2001         9,998         10,019         10,097
                2001         8,779          8,773         10,142
                2001         9,154          9,161         10,108
                2001         9,815          9,843         10,091
                2001        10,311         10,351         10,051
                2002        10,250         10,297         10,074
                2002        10,260         10,310         10,114
                2002        10,976         11,047         10,171
                2002        10,915         10,995         10,228
                2002        10,734         10,810         10,228
                2002         9,959         10,019         10,233
                2002         9,009          9,048         10,245
                2002         9,054          9,094         10,279
                2002         8,331          8,361         10,296
                2002         8,684          8,723         10,321
                2002         9,176          9,228         10,321
                2002         8,800          8,849         10,299
                2003         8,541          8,590         10,344
                2003         8,337          8,386         10,424
                2003         8,406          8,456         10,487
                2003         9,009          9,070         10,464
                2003         9,750          9,821         10,447
                2003         9,868          9,946         10,458
                2003        10,213         10,299         10,470
                2003        10,668         10,765         10,509
                2003        10,500         10,601         10,544
                2003        11,287         11,402         10,532
                2003        11,674         11,799         10,504
                2003        11,863         11,998         10,492
                2004        12,113         12,258         10,544
                2004        12,397         12,552         10,600
                2004        12,443         12,606         10,669
                2004        12,028         12,192         10,703
                2004        12,272         12,445         10,766
                2004        12,545         12,728         10,800
                2004        11,956         12,134         10,783
                2004        11,920         12,102         10,788
                2004        12,267         12,460         10,811
                2004        12,457         12,659         10,868
                2004        13,194         13,413         10,874
   December 31, 2004       $13,732        $13,975        $10,834



Footnotes read:

* The S&P Mid Cap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P Mid Cap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.


[LOGOS OMITTED: MERCATOR ASSET MANAGEMENT AND T. ROWE PRICE]


Thrivent Partner International Stock Portfolio

Subadvised by Mercator Asset Management, L.P. and T. Rowe Price
International, Inc.

The Thrivent Partner International Stock seeks long-term growth of capital by investing primarily in foreign stocks.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the portfolio invests in emerging markets which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

During the fiscal year, the Thrivent Partner International Stock Portfolio advanced 15.65%, falling short of the 18.01% median return of its peer group, as represented by the Lipper International Stock Funds Category. The Portfolio also underperformed its benchmark, the MSCI Europe, Australia and Far East (EAFE) Index, which gained 20.70% over the 12 months.

What market conditions were present during the period?

International stocks delivered excellent returns during the year ended Dec. 31, 2004. After starting the period with modest gains, markets struggled over concerns about the strength of the economic recovery, high oil prices and rising U.S. interest rates. Oil prices eased after reaching record highs in October, helping spark a strong fourth-quarter rally. Emerging market stocks, led by Latin America, outperformed stocks from more developed countries. Although European equity returns surpassed Japanese stocks overall, Japan managed to post significant gains during the final quarter after weakness earlier in the year.

As was the case in 2003, small-capitalization stocks outperformed large-caps and value-oriented stocks continued to outperform growth. The best-performing sector during the period was utilities; however, the energy, financial services, industrials and materials sectors also posted excellent results. Stocks in the information technology and health care sectors generated narrower gains.

What factors affected the Portfolio's performance?

For over half of the period, the Portfolio had a bias to international growth stocks, which was the primary factor in the Portfolio's underperformance versus its peer group and index. As we stated, the growth style of management underperformed the value style during the year. After introducing a multiple manager approach emphasizing both the growth and value investing styles in May, we were pleased to see improvements in our returns versus both our peers and the index.

The Portfolio also lagged the benchmarks because of its exposure to the health care sector, particularly in the United Kingdom. Additionally, stock selection in the Japanese market was subpar, especially in financial companies such as Nomura and information technology companies like NEC. Across geographic lines, the Portfolio's holdings in the consumer discretionary sector also proved to be disappointing with poor results from Philips, Funai Electric and Compass.

On the positive side, the Portfolio benefited from an increased allocation to the Japanese market in the fourth quarter. Exposure to Latin America aided returns, as both Brazil and Mexico provided good returns. Finally, an overweighted position in the telecommunications segment and good stock selection among our holdings in energy stocks enhanced returns as well.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   22.5%
Consumer Discretionary                       12.9%
Industrials                                   8.4%
Telecommunications Services                   6.8%
Consumer Staples                              6.5%
Health Care                                   6.0%
Energy                                        4.8%
Materials                                     4.1%
Information Technology                        3.8%


Top 10 Countries
(% of Portfolio)

United Kingdom                    15.5%
Japan                             14.5%
France                             7.6%
Switzerland                        6.0%
Spain                              5.1%
Netherlands                        4.6%
Germany                            3.8%
Italy                              3.7%
Sweden                             2.8%
Mexico                             1.9%

Footnotes read:
These common stocks represent 65.5% of the total investment portfolio.

Quoted Top Industries and Top 10 Countries are subject to change. The lists of Top Industries and Top 10 Countries exclude short-term investments and collateral held for securities loaned.



                              Portfolio Facts
                             December 31, 2004

Net Assets                 $721,002,925              NAV              $12.12
NAV -- High+       12/31/2004 -- $12.12
NAV -- Low+          5/17/2004 -- $9.85

Number of Holdings: 215               + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
1   Year              5-Year          1/18/1996
-----------------------------------------------
15.65%               -3.65%            4.44%



What is your outlook?

Although our outlook remains generally positive, we expect a more challenging environment in 2005 following two years of significant equity and currency gains. The global economy has lost some momentum after strong growth earlier in 2004. However, energy prices have dropped significantly from their highs, interest rates remain moderate and corporate earnings continue to be robust, which are all positive signs for stock prices. We believe the current environment creates a more favorable backdrop for international stocks than U.S. stocks.

While small- and mid-sized companies performed strongly in recent years, some of the best values can now be found in larger, high-quality companies. Europe is currently the most attractive region as investors anticipate an upswing in domestic growth, while the downside appears limited. Emerging economies should also continue to grow, but at a slower pace than last year. We believe Japan's economic growth will remain positive now that oil prices have fallen from their highs and the interest rate climate is favorable.

Continuing a trend from 2004, we believe company- specific factors will remain more important than sector weightings in generating returns. Ever-present risks to our outlook include another major spike up in oil prices, a rapid decline of the U.S. dollar, a hard landing for the Chinese economy or a resurgence in terrorist activity.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                           Partner
                     International           MSCI       Consumer
                             Stock           EAFE          Price
 Date                    Portfolio        Index**       Index***
----------------------------------------------------------------
    January 18, 1996        10,000         10,000         10,000
                1996        10,014         10,025         10,059
                1996         9,988         10,062         10,091
                1996        10,113         10,278         10,143
                1996        10,370         10,579         10,182
                1996        10,351         10,387         10,202
                1996        10,483         10,448         10,208
                1996        10,152         10,145         10,228
                1996        10,305         10,170         10,248
                1996        10,548         10,443         10,280
                1996        10,495         10,339         10,313
                1996        10,980         10,753         10,332
                1996        11,041         10,617         10,332
                1997        10,886         10,248         10,365
                1997        10,998         10,418         10,397
                1997        10,982         10,458         10,423
                1997        11,051         10,516         10,436
                1997        11,754         11,203         10,430
                1997        12,256         11,824         10,443
                1997        12,585         12,017         10,456
                1997        11,449         11,122         10,476
                1997        12,212         11,748         10,502
                1997        11,322         10,847         10,528
                1997        11,291         10,739         10,521
                1997        11,351         10,835         10,508
                1998        11,754         11,334         10,528
                1998        12,440         12,063         10,547
                1998        12,869         12,438         10,567
                1998        12,970         12,539         10,586
                1998        12,946         12,481         10,606
                1998        12,942         12,578         10,619
                1998        13,101         12,708         10,632
                1998        11,499         11,137         10,645
                1998        11,242         10,798         10,658
                1998        12,240         11,927         10,684
                1998        12,799         12,541         10,684
                1998        13,251         13,039         10,678
                1999        13,120         13,003         10,704
                1999        12,888         12,696         10,717
                1999        13,410         13,229         10,749
                1999        13,907         13,768         10,827
                1999        13,275         13,062         10,827
                1999        13,781         13,575         10,827
                1999        14,042         13,981         10,860
                1999        14,197         14,035         10,886
                1999        14,279         14,180         10,938
                1999        14,750         14,714         10,958
                1999        15,780         15,228         10,964
                1999        17,774         16,598         10,964
                2000        16,675         15,546         10,990
                2000        17,580         15,968         11,055
                2000        17,766         16,590         11,147
                2000        16,775         15,720         11,153
                2000        16,176         15,339         11,160
                2000        16,975         15,942         11,225
                2000        16,419         15,277         11,244
                2000        16,812         15,413         11,257
                2000        15,761         14,665         11,316
                2000        15,158         14,322         11,336
                2000        14,378         13,788         11,342
                2000        14,909         14,281         11,336
                2001        15,077         14,275         11,407
                2001        13,744         13,205         11,453
                2001        12,685         12,331         11,479
                2001        13,708         13,196         11,524
                2001        13,105         12,741         11,577
                2001        12,566         12,224         11,596
                2001        12,274         12,003         11,564
                2001        11,967         11,701         11,564
                2001        10,727         10,519         11,616
                2001        11,058         10,788         11,577
                2001        11,528         11,186         11,557
                2001        11,774         11,253         11,511
                2002        11,211         10,656         11,538
                2002        11,330         10,731         11,583
                2002        11,933         11,317         11,648
                2002        11,856         11,399         11,713
                2002        11,865         11,554         11,713
                2002        11,378         11,098         11,720
                2002        10,100         10,003         11,733
                2002        10,071          9,983         11,772
                2002         8,929          8,913         11,792
                2002         9,570          9,393         11,821
                2002        10,117          9,820         11,821
                2002         9,721          9,491         11,795
                2003         9,285          9,095         11,847
                2003         8,955          8,888         11,938
                2003         8,740          8,720         12,010
                2003         9,687          9,584         11,984
                2003        10,271         10,174         11,964
                2003        10,433         10,426         11,977
                2003        10,592         10,680         11,991
                2003        10,859         10,939         12,036
                2003        11,089         11,279         12,075
                2003        11,668         11,982         12,062
                2003        11,909         12,251         12,030
                2003        12,761         13,208         12,017
                2004        12,884         13,396         12,075
                2004        13,183         13,707         12,140
                2004        13,214         13,790         12,219
                2004        12,694         13,490         12,258
                2004        12,805         13,548         12,330
                2004        13,068         13,850         12,369
                2004        12,551         13,403         12,349
                2004        12,670         13,465         12,356
                2004        12,913         13,819         12,382
                2004        13,308         14,291         12,447
                2004        14,071         15,271         12,453
   December 31, 2004       $14,758        $15,271        $12,408


Footnotes read:

** The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[LOGOS OMITTED: FIDELITY INVESTMENTS]

Thrivent Partner All Cap Portfolio

Subadvised by Fidelity Management & Research Company

The Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

Overall, the 12-month reporting period ended Dec. 31, 2004, produced strong gains for stocks in the small-, mid- and large-capitalization segments. The Thrivent Partner All Cap Portfolio returned 13.64% for the year, outperforming both its Lipper peer group and industry benchmark. The Lipper Multi-Cap Core Funds Index posted a median return of 12.32%, while the Russell 3000 Index advanced 11.95% over the same time frame.

What market conditions were present during the period?

As was the case in 2003, small- and mid-capitalization stocks provided returns in excess of those achieved by large-capitalization stocks during 2004. Also, value-oriented equities performed better than growth stocks in all three market capitalization segments. In terms of individual sectors, the more value-oriented groups such as energy, energy-related utilities and industrials provided the highest returns in 2004. Conversely, stocks in the more growth-oriented sectors like technology and health care produced below-market results.

What factors affected the Portfolio's performance?

Strong stock selection was the most significant positive contributor to the Portfolio's outperformance versus the peer group and index. The Portfolio achieved particularly good returns from its mid- and small-cap health care stocks. Two holdings that performed exceptionally well for the Portfolio were Eon Labs, a generic drug manufacturer, and Endo Pharmaceutical Holdings, a specialty pharmaceutical company. At the same time, we kept the Portfolio underweighted versus the index in large pharmaceutical companies. This ended up being a positive move as stock prices in this entire segment were dragged down by problems with a couple of major prescription drugs that treat arthritis.

Additionally, a number of holdings within the consumer staples sector provided strong results for the Portfolio during the period. The Portfolio benefited from owning Bunge, Ltd., a global agribusiness company, and also from having larger-than-index positions in CVS Corp., the drugstore chain, and Whole Foods Market, a large chain of supermarkets featuring natural and organic foods. An overweighted position in both the oil and gas refining industry and the marketing industry within the energy sector also contributed positively to our returns.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   19.0%
Information Technology                       15.5%
Health Care                                  12.0%
Industrials                                  11.2%
Consumer Discretionary                       11.2%
Consumer Staples                              9.9%
Energy                                        6.7%
Telecommunications Services                   3.2%
Materials                                     3.0%
Utilities                                     2.8%




Top 10 Holdings
(% of Portfolio)

Countrywide Financial Corporation                      2.7%
Bank of America Corporation                            2.7%
Exxon Mobil Corporation                                2.3%
Nextel Communications, Inc.                            2.2%
Pfizer, Inc.                                           2.0%
General Electric Company                               1.9%
J.P. Morgan Chase & Company                            1.8%
Wal-Mart Stores, Inc.                                  1.6%
Apple Computer, Inc.                                   1.6%
MBNA Corporation                                       1.4%

Footnotes read:
These common stocks represent 20.2% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



                              Portfolio Facts
                             December 31, 2004

Net Assets                  $59,657,629              NAV               $8.89
NAV -- High+        12/30/2004 -- $8.90
NAV -- Low+          8/12/2004 -- $7.43

Number of Holdings: 170               + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                      11/30/2001
-----------------------------------------------
         13.64%                         -3.62%



Because our sector weights were approximately the same as those of the index, they were not significant factors in the Portfolio's above-market returns. However, the Portfolio did benefit from a higher weighting in small- and mid-capitalization companies and a lower weighting in large-cap stocks as compared to the benchmark index. Modest underweights in some of the more economically sensitive industries of the market that provided good results, particularly chemicals and homebuilding, detracted from the Portfolio's returns during the year.

What is your outlook?

We anticipate that the economic recovery will continue into 2005, albeit at a more moderate pace than we've been experiencing. As the economic and stock market cycles mature, we believe individual stock selection will be the key to outperforming the market. Going forward, we expect to maintain our sector-neutral approach whereby the Portfolio's sector weightings are largely in line with its benchmark. We believe we can derive the most excess return for the Portfolio through industry emphasis and strong stock selection. Our focus will remain on generating better returns than our peers and benchmark over a full market cycle through active management of stocks representing all market capitalization groups.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                           Partner        Russell       Consumer
                           All Cap           3000          Price
 Date                    Portfolio         Index*        Index**
----------------------------------------------------------------
   November 30, 2001        10,000         10,000         10,000
                2001        10,310         10,141          9,961
                2002         9,754         10,014          9,983
                2002         9,579          9,809         10,023
                2002        10,156         10,239         10,079
                2002         9,647          9,702         10,135
                2002         9,207          9,589         10,135
                2002         7,882          8,899         10,141
                2002         7,027          8,192         10,152
                2002         6,879          8,230         10,186
                2002         6,092          7,366         10,203
                2002         6,433          7,952         10,228
                2002         6,707          8,433         10,228
                2002         6,358          7,957         10,206
                2003         6,182          7,762         10,251
                2003         6,131          7,634         10,330
                2003         6,181          7,714         10,392
                2003         6,430          8,344         10,369
                2003         6,832          8,847         10,353
                2003         6,874          8,967         10,364
                2003         6,949          9,172         10,375
                2003         7,142          9,375         10,415
                2003         7,109          9,274         10,448
                2003         7,407          9,835         10,437
                2003         7,591          9,970         10,409
                2003         7,853         10,426         10,398
                2004         7,849         10,644         10,448
                2004         8,036         10,787         10,505
                2004         7,920         10,659         10,573
                2004         7,681         10,439         10,606
                2004         7,912         10,591         10,668
                2004         8,169         10,801         10,702
                2004         7,839         10,393         10,685
                2004         7,781         10,435         10,691
                2004         8,039         10,595         10,714
                2004         8,230         10,770         10,770
                2004         8,635         11,270         10,776
   December 31, 2004        $8,924        $11,672        $10,736


Footnotes read:

* The Russell 3000 Index is an index comprised of the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.


[PHOTO OMITTED: SCOTT A. VERGIN]

Thrivent Large Cap

Growth Portfolio

Scott A. Vergin, Portfolio Manager

The Thrivent Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

We are pleased to report that the Portfolio posted positive returns for the period, outpacing both the median of a peer group of similarly managed large-cap growth portfolios and its benchmark. For the year ended Dec. 31, 2004, the Thrivent Large Cap Growth Portfolio returned 7.68%, while a Lipper peer group of similarly-managed large-cap growth portfolios returned 7.00%. The Portfolio's benchmark, the Russell 1000 Growth Index, returned 6.30% for the same time frame. We attribute these generally favorable results to both individual stock selection and specific areas of emphasis within the Portfolio regarding various industry sectors.

What market conditions were present during the period?

Throughout most of 2004, U.S. equities traded within a fairly narrow range and trading volatility remained low. However, after the U.S. presidential election, the previously "theme-less" market -- in which performance was generally found on a name-by-name basis -- broke out of its former constraints, and equities ended the year on a soundly positive note, with a great deal of the year's performance originating in the final two months of the year.

Growth stocks suffered relative to value stocks, given that many large growth-oriented companies this year experienced earnings disappointments. In addition, the technology sector, which represents a formidable portion of the growth universe, also endured a correction in 2004, exacerbating conditions for growth stocks. Value stocks instead led the market, with sectors such as energy, utilities and financials in the forefront, while small-cap issues again outperformed large-cap stocks.

What factors affected the Portfolio's performance?

Our overweighted exposure to energy stocks significantly benefited the Portfolio's performance relative to both the Index and our peer group. Energy as a sector performed quite well throughout much of the year, as the price of crude oil remained at historic highs. Another positive contributor to performance across the board was our individual stock selection. Stocks such as eBay and Yahoo! fared quite well for us over the entire year.

While our overweighted exposure to technology stocks versus the Index hurt us, our individual stock selection within that sector more than compensated for what we lost through the overall allocation. Holdings such as Apple, Research in Motion and Verisign, all of which fared well in 2004 due to continued strong consumer demand for their products, performed extremely well for the Portfolio.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                       27.4%
Health Care                                  18.1%
Consumer Discretionary                       16.8%
Financials                                   10.3%
Industrials                                   9.4%
Consumer Staples                              7.0%
Energy                                        3.3%
Telecommunications Services                   1.2%
Materials                                     0.8%
Miscellaneous                                 0.7%


Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                                  3.2%
Dell, Inc.                                             2.5%
General Electric Company                               2.4%
eBay, Inc.                                             2.2%
Johnson & Johnson                                      1.9%
Cisco Systems, Inc.                                    1.9%
Intel Corporation                                      1.6%
Yahoo!, Inc.                                           1.5%
QUALCOMM, Inc.                                         1.5%
UnitedHealth Group, Inc.                               1.5%

Footnotes read:
These common stocks represent 20.2% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


                                 Portfolio Facts
                                December 31, 2004

Net Assets               $2,448,236,535             NAV              $14.76
NAV -- High+       12/30/2004 -- $14.79
NAV -- Low+         8/12/2004 -- $12.58

Number of Holdings: 226              + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004

1  Year               5-Year            10-Year
-----------------------------------------------
7.68%                -5.44%             11.79%



On the negative side, the fact that we did not own certain outperformers hurt us relative to the peer group. Compensating for this, however, was our strong stock selection among health care stocks, which boosted our relative standing versus both the peer group and the Index.

What is your outlook?

The outlook for the equity markets is slightly cautious, given the macroeconomic backdrop. We face a strong probability that the Federal Reserve Board will continue to hike interest rates, which could lead to a slowdown in corporate growth rates. Conversely, a rising interest-rate environment, coupled with a weaker U.S. dollar, could in fact turn conditions to favor the relative performance of large-cap stocks. We've seen small cap outperform for some time now, and given the economic environment we anticipate for 2005, investors may look more favorably toward the stability and safety of larger-cap companies.

We believe in 2005, more than ever, stock selection will be the key to outperformance. Given our emphasis on identifying companies with healthy balance sheets and favorable growth prospects over the long term, we believe we've positioned the Portfolio well -- largely in line with market exposures -- to capture outperformance through individual stock selection.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                           Russell
                              1000      Large Cap       Consumer
                            Growth         Growth          Price
Date                        Index*      Portfolio        Index**
----------------------------------------------------------------
   December 31, 1994        10,000         10,000         10,000
                1995        10,220         10,214         10,040
                1995        10,623         10,642         10,080
                1995        10,925         10,952         10,114
                1995        11,242         11,192         10,147
                1995        11,589         11,581         10,167
                1995        12,096         12,028         10,187
                1995        12,744         12,528         10,187
                1995        12,783         12,542         10,214
                1995        13,183         13,120         10,234
                1995        13,220         13,129         10,267
                1995        13,704         13,639         10,261
                1995        13,727         13,718         10,254
                1996        14,060         14,176         10,314
                1996        14,353         14,436         10,347
                1996        14,403         14,454         10,401
                1996        14,918         14,834         10,441
                1996        15,246         15,353         10,461
                1996        15,048         15,374         10,468
                1996        14,400         14,473         10,488
                1996        14,966         14,847         10,508
                1996        15,876         15,928         10,541
                1996        16,147         16,024         10,574
                1996        17,174         17,227         10,595
                1996        16,803         16,889         10,595
                1997        17,914         18,074         10,628
                1997        17,688         17,952         10,661
                1997        16,855         16,980         10,688
                1997        17,639         18,108         10,701
                1997        18,890         19,414         10,695
                1997        19,693         20,191         10,708
                1997        21,437         21,977         10,721
                1997        20,584         20,691         10,741
                1997        21,724         21,709         10,768
                1997        21,001         20,907         10,795
                1997        21,569         21,795         10,788
                1997        21,874         22,039         10,775
                1998        22,026         22,698         10,795
                1998        23,580         24,405         10,815
                1998        24,770         25,378         10,835
                1998        25,195         25,729         10,855
                1998        24,586         24,999         10,875
                1998        25,528         26,530         10,888
                1998        25,249         26,355         10,902
                1998        20,982         22,399         10,915
                1998        22,570         24,120         10,929
                1998        24,334         26,059         10,955
                1998        25,918         28,041         10,955
                1998        28,081         30,569         10,949
                1999        29,847         32,364         10,975
                1999        28,604         30,886         10,989
                1999        30,418         32,512         11,022
                1999        31,451         32,554         11,102
                1999        30,813         31,553         11,102
                1999        33,036         33,764         11,102
                1999        32,057         32,691         11,136
                1999        32,003         33,225         11,162
                1999        32,125         32,527         11,216
                1999        34,371         34,983         11,236
                1999        36,527         36,871         11,243
                1999        40,326         40,705         11,243
                2000        38,926         38,797         11,269
                2000        41,986         40,693         11,336
                2000        44,333         43,606         11,430
                2000        42,023         41,531         11,436
                2000        39,993         39,440         11,443
                2000        42,710         42,429         11,510
                2000        42,020         40,660         11,530
                2000        45,905         44,342         11,543
                2000        43,303         40,147         11,603
                2000        41,993         38,248         11,623
                2000        37,430         32,610         11,630
                2000        38,330         31,578         11,623
                2001        39,856         33,759         11,697
                2001        34,973         28,028         11,744
                2001        32,161         24,978         11,770
                2001        35,482         28,137         11,817
                2001        35,200         27,723         11,870
                2001        34,224         27,081         11,890
                2001        33,072         26,404         11,857
                2001        30,202         24,245         11,857
                2001        26,842         21,824         11,911
                2001        28,121         22,969         11,870
                2001        30,827         25,176         11,850
                2001        30,997         25,129         11,804
                2002        30,051         24,685         11,830
                2002        28,496         23,660         11,877
                2002        29,828         24,478         11,944
                2002        27,366         22,481         12,011
                2002        26,860         21,937         12,011
                2002        24,496         19,908         12,017
                2002        22,545         18,814         12,031
                2002        22,716         18,870         12,071
                2002        20,524         16,912         12,091
                2002        22,299         18,464         12,121
                2002        23,491         19,466         12,121
                2002        21,700         18,122         12,094
                2003        21,262         17,682         12,148
                2003        21,108         17,601         12,241
                2003        21,509         17,928         12,315
                2003        23,187         19,254         12,288
                2003        24,391         20,215         12,268
                2003        24,633         20,493         12,282
                2003        25,378         21,003         12,295
                2003        26,065         21,526         12,342
                2003        25,599         21,295         12,382
                2003        27,183         22,492         12,368
                2003        27,398         22,727         12,335
                2003        28,317         23,513         12,322
                2004        28,896         23,993         12,382
                2004        29,082         24,146         12,449
                2004        28,693         23,697         12,529
                2004        27,922         23,422         12,569
                2004        28,546         23,858         12,643
                2004        29,036         24,157         12,683
                2004        27,300         22,791         12,663
                2004        27,134         22,679         12,669
                2004        27,738         22,895         12,696
                2004        28,218         23,252         12,763
                2004        29,435         24,049         12,770
   December 31, 2004       $30,491        $24,994        $12,723


Footnotes read:

* The Russell 1000 Growth Index is an index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: SCOTT A. VERGIN]

Thrivent Large Cap Growth Portfolio II

Scott A. Vergin, Portfolio Manager

The Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

We are pleased to report that the Portfolio posted positive returns for the period, outpacing both the median of a peer group of similarly managed large-cap growth portfolios and its benchmark. For the year ended Dec. 31, 2004, Thrivent Large Cap Growth Portfolio II returned 7.56%, while a Lipper peer group of similarly-managed large-cap growth portfolios returned 7.00%. The Portfolio's benchmark, the Russell 1000 Growth Index, returned 6.30% for the same time frame. We attribute these generally favorable results to both individual stock selection and specific areas of emphasis within the Portfolio regarding various industry sectors.

What market conditions were present during the period?

Throughout most of 2004, U.S. equities traded within a fairly narrow range and trading volatility remained low. However, after the U.S. presidential election, the previously "theme-less" market -- in which performance was generally found on a name-by-name basis -- broke out of its former constraints, and equities ended the year on a soundly positive note, with a great deal of the year's performance originating in the final two months of the year.

Growth stocks suffered relative to value stocks, given that many large growth-oriented companies this year experienced earnings disappointments. In addition, the technology sector, which represents a formidable portion of the growth universe, also endured a correction in 2004, exacerbating conditions for growth stocks. Value stocks instead led the market, with sectors such as energy, utilities and financials in the forefront, while small-cap issues again outperformed large-cap stocks.

What factors affected the Portfolio's performance?

Our overweighted exposure to energy stocks significantly benefited the Portfolio's performance relative to both the Index and our peer group. Energy as a sector performed quite well throughout much of the year, as the price of crude oil remained at historic highs. Another positive contributor to performance across the board was our individual stock selection. Stocks such as eBay and Yahoo! fared quite well for us over the entire year.

While our overweighted exposure to technology stocks versus the Index hurt us, our individual stock selection within that sector more than compensated for what we lost through the overall allocation. Holdings such as Apple, Research in Motion and Verisign, all of which fared well in 2004 due to continued strong consumer demand for their products, performed extremely well for the Portfolio.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                       28.2%
Health Care                                  18.6%
Consumer Discretionary                       17.3%
Financials                                   10.5%
Industrials                                   9.6%
Consumer Staples                              7.3%
Energy                                        3.4%
Telecommunications Services                   1.2%
Materials                                     0.9%
Miscellaneous                                 0.7%


Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                                  3.3%
Dell, Inc.                                             2.5%
General Electric Company                               2.5%
eBay, Inc.                                             2.2%
Johnson & Johnson                                      1.9%
Cisco Systems, Inc.                                    1.9%
Intel Corporation                                      1.6%
QUALCOMM, Inc.                                         1.5%
UnitedHealth Group, Inc.                               1.5%
Yahoo!, Inc.                                           1.5%

Footnotes read:
These common stocks represent 20.4% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



                              Portfolio Facts
                             December 31, 2004

Net Assets                  $43,870,420           NAV               $9.77
NAV -- High+        12/30/2004 -- $9.79
NAV -- Low+          8/12/2004 -- $8.32

Number of Holdings: 224            + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                      11/30/2001
-----------------------------------------------
          7.56%                        -0.70%



On the negative side, the fact that we did not own certain outperformers hurt us relative to the peer group. Compensating for this, however, was our strong stock selection among health care stocks, which boosted our relative standing versus both the peer group and the Index.

What is your outlook?

The outlook for the equity markets is slightly cautious, given the macroeconomic backdrop. We face a strong probability that the Federal Reserve Board will continue to hike interest rates, which could lead to a slowdown in corporate growth rates. Conversely, a rising interest-rate environment, coupled with a weaker U.S. dollar, could in fact turn conditions to favor the relative performance of large-cap stocks. We've seen small caps outperform for some time now, and given the economic environment we anticipate for 2005, investors may look more favorably toward the stability and safety of larger-cap companies.

We believe in 2005, more than ever, stock selection will be the key to outperformance. Given our emphasis on identifying companies with healthy balance sheets and favorable growth prospects over the long term, we believe we've positioned the Portfolio well -- largely in line with market exposures -- to capture outperformance through individual stock selection.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                          Russell
                         Large Cap           1000       Consumer
                            Growth         Growth          Price
Date                  Portfolio II        Index**         Index*
----------------------------------------------------------------
   November 30, 2001        10,000         10,000         10,000
                2001        10,089          9,981          9,961
                2002         9,758          9,805          9,983
                2002         9,456          9,398         10,023
                2002         9,875          9,723         10,079
                2002         9,258          8,929         10,135
                2002         9,073          8,714         10,135
                2002         8,367          7,907         10,141
                2002         7,782          7,473         10,152
                2002         7,839          7,495         10,186
                2002         7,195          6,718         10,203
                2002         7,687          7,334         10,228
                2002         8,019          7,732         10,228
                2002         7,412          7,198         10,206
                2003         7,253          7,023         10,251
                2003         7,220          6,991         10,330
                2003         7,305          7,121         10,392
                2003         7,854          7,648         10,369
                2003         8,296          8,029         10,353
                2003         8,366          8,140         10,364
                2003         8,554          8,343         10,375
                2003         8,708          8,550         10,415
                2003         8,465          8,459         10,448
                2003         8,876          8,934         10,437
                2003         8,861          9,027         10,409
                2003         9,098          9,339         10,398
                2004         9,285          9,530         10,448
                2004         9,332          9,591         10,505
                2004         9,205          9,413         10,573
                2004         8,956          9,303         10,606
                2004         9,156          9,477         10,668
                2004         9,313          9,595         10,702
                2004         8,758          9,053         10,685
                2004         8,705          9,008         10,691
                2004         8,897          9,094         10,714
                2004         9,051          9,236         10,770
                2004         9,441          9,553         10,776
   December 31, 2004        $9,786         $9,928        $10,736



Footnotes read:

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The Russell 1000 Growth Index is an index comprised of those Russell
   1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[LOGO OMITTED: T. ROWE PRICE]

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

The Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

Large-capitalization growth stocks turned in positive results for the 12-month period ended Dec. 31, 2004; however, the group as a whole underperformed most other major domestic equity categories. The Thrivent Partner Growth Stock Portfolio advanced 9.95% for the period, outperforming the median return of 7.00% for its peer group, as represented by the Lipper Large Cap Growth Funds Category. The Portfolio also significantly outpaced its benchmark, the S&P 500/Barra Growth Index, which returned 6.14% over the same time frame.

What market conditions were present during the period?

During 2004, large-capitalization growth stocks underperformed other equity categories mainly because of a significant exposure in the index to health care stocks. In particular, large pharmaceutical companies experienced unusual selling pressure as concerns surfaced about the long-term effects of a couple of major arthritis drug therapies. Additionally, information technology stocks, which also represent a considerable weighting in the large-cap growth index, provided subpar returns for most of the period. Sectors of the market that did provide excellent returns in 2004 -- such as energy, industrials and utilities -- represent relatively small areas for investment in the large-cap growth benchmarks.

What factors affected the Portfolio's performance?

The Portfolio's performance benefited significantly from its major underweighting in large-cap pharmaceutical companies, which aided returns as this group dramatically underperformed. Also, an overweighted position in managed care companies, particularly UnitedHealth Group, enhanced results.

Good stock selection in the information technology sector and an underweighted position in this group overall added to relative returns as this sector did not perform as well as the benchmark. Specifically, a modest weighting in the semiconductor industry, an area of noticeably weak performance during the period, was a major contributing factor to our better results. Exposure to both Yahoo and a modest position in Google aided our returns in the information technology sector.

Overexposure to the energy sector relative to the index was a positive factor for the Portfolio as the group provided above-average returns. Baker-Hughes added nicely to Portfolio returns as did positions in both Exxon Mobil and ChevronTexaco.

Holdings in the broadcasting and cable segments of the markets, particularly Clear Channel Communications and Univision, detracted from our returns. Also a lower-than-index weighting in Altria Group limited the Portfolio's advance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   20.1%
Information Technology                       19.4%
Consumer Discretionary                       18.7%
Health Care                                  13.0%
Industrials                                   9.4%
Consumer Staples                              5.5%
Energy                                        4.1%
Telecommunications Services                   3.2%
Materials                                     1.9%



Top 10 Holdings
(% of Portfolio)

Citigroup, Inc.                                        3.5%
Microsoft Corporation                                  3.2%
UnitedHealth Group, Inc.                               2.6%
General Electric Company                               2.4%
American International Group, Inc.                     2.3%
Wal-Mart Stores, Inc.                                  2.0%
State Street Corporation                               1.9%
Dell, Inc.                                             1.8%
Tyco International, Ltd.                               1.7%
Liberty Media Corporation                              1.7%

Footnotes read:
These common stocks represent 23.1% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


                           Portfolio Facts
                          December 31, 2004

Net Assets                 $107,433,671              NAV              $11.21
NAV -- High+       12/30/2004 -- $11.21
NAV -- Low+          8/12/2004 -- $9.52

Number of Holdings: 120               + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                      11/30/2001
-----------------------------------------------
          9.95%                         3.88%



What is your outlook?

After years of strength in both the small-cap segment and the value style of investing, we anticipate an improving outlook for large-cap growth companies as the economic and investment cycles mature. We expect that our Portfolio will continue to be rewarded for its focus on high-quality companies with proven business models, durable earnings and cash flow growth. We believe that fundamental research at the company level will be the key to identifying long-term winners for the Portfolio.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                           Partner            S&P
                            Growth      500/Barra       Consumer
                             Stock         Growth          Price
Date                     Portfolio        Index**         Index*
----------------------------------------------------------------
   November 30, 2001        10,000         10,000         10,000
                2001        10,163         10,015          9,961
                2002         9,805          9,999          9,983
                2002         9,588          9,704         10,023
                2002        10,008          9,936         10,079
                2002         9,419          9,225         10,135
                2002         9,286          9,046         10,135
                2002         8,487          8,320         10,141
                2002         7,876          7,921         10,152
                2002         8,045          7,970         10,186
                2002         7,212          7,146         10,203
                2002         7,894          7,806         10,228
                2002         8,290          8,185         10,228
                2002         7,805          7,653         10,206
                2003         7,677          7,462         10,251
                2003         7,562          7,440         10,330
                2003         7,684          7,590         10,392
                2003         8,321          8,098         10,369
                2003         8,785          8,362         10,353
                2003         8,929          8,514         10,364
                2003         9,103          8,625         10,375
                2003         9,255          8,775         10,415
                2003         9,157          8,748         10,448
                2003         9,605          9,141         10,437
                2003         9,724          9,219         10,409
                2003        10,229          9,616         10,398
                2004        10,413          9,799         10,448
                2004        10,502          9,850         10,505
                2004        10,382          9,619         10,573
                2004        10,171          9,559         10,606
                2004        10,334          9,711         10,668
                2004        10,484          9,878         10,702
                2004         9,964          9,411         10,685
                2004         9,946          9,383         10,691
                2004        10,135          9,406         10,714
                2004        10,314          9,551         10,770
                2004        10,829          9,853         10,776
   December 31, 2004       $11,246        $10,207        $10,736


Footnotes read:

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500/Barra Growth Index is a capitalization-weighted index comprised of securities with higher price-to-book ratios in the S&P 500 Index. The S&P 500/Barra Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as "value" and the other half as "growth." It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: MATTHEW D. FINN]

Thrivent Large Cap Value Portfolio

Matthew D. Finn, Portfolio Manager

The Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. Value portfolios are subject to style risk in that value investing may fall out of favor with investors. Additionally, when investing in value securities, the market may not necessarily have the same value assessment as the portfolio manager, and, therefore, the performance of the securities may decline. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

We are generally pleased with the Portfolio's performance for the 12-month period under review, during which the Portfolio underperformed its benchmark but outperformed its peer group. For the year, the Thrivent Large Cap Value Portfolio returned 14.13%, while the median of its peer group, the Lipper Large Cap Value Funds Category, returned 11.37%. The Portfolio's benchmark, the Russell 1000 Value Index, delivered a return of 16.49%. Overall, we attribute our outperformance versus our peer group to prudent stock selection across all industry sectors, while our decisions regarding various sector allocations, particularly health care, detracted from returns relative to our benchmark.

What market conditions were present during the period?

Throughout the first 10 months of 2004, U.S. equities traded within a fairly narrow range as concerns about higher interest rates, rising oil prices and trepidation about the November 2004 presidential election kept most major indices trading within a relatively narrow band for most of the period. However, after a break in oil prices in October and a firm resolution to the election, equities ended the year on a soundly positive note. Within the large capitalization segment, value stocks again outperformed their growth counterparts this year, with sectors such as energy, utilities and financials leading the market.

What factors affected the Portfolio's performance?

Successful stock selection drove the Portfolio's generally favorable performance for the year, particularly within the financial services, industrial, consumer staples, energy and basic materials sectors. Among our financial services stocks, a name that delivered particularly strong performance for the Portfolio was South Trust, a regional bank that appreciated in value after its takeover by Wachovia Bank. Canadian National Railroad was our most successful industrial stock, which performed strongly this year due to the continued economic recovery, its solid, competitive position within its industry and an increase in both sales volume and pricing.

The largest reason for the Portfolio's underperformance relative to its benchmark was our sector allocation decision regarding health care. Our overweighted exposure to pharmaceutical-company stocks was a significant limiting factor, since many of these stocks struggled this year. Second, individual stock selection within the utility segment detracted from performance versus the benchmark, particularly in the case of Texas Utilities, a value-oriented stock that we did not own but that is held in the benchmark. Our decision to underweight REIT stocks also limited returns versus the Russell benchmark as this segment performed quite well this year.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   26.9%
Industrials                                  12.2%
Information Technology                       12.1%
Energy                                       10.2%
Consumer Discretionary                        9.7%
Consumer Staples                              7.0%
Health Care                                   6.9%
Materials                                     5.6%
Telecommunications Services                   3.6%
Utilities                                     2.4%



Top 10 Holdings
(% of Portfolio)

Bank of America Corporation                            4.1%
Exxon Mobil Corporation                                2.9%
Citigroup, Inc.                                        2.7%
Nokia Oyj ADR                                          2.3%
J.P. Morgan Chase & Company                            2.2%
Cisco Systems, Inc.                                    2.0%
Tyco International, Ltd.                               2.0%
Time Warner, Inc.                                      2.0%
ConocoPhillips                                         1.8%
Verizon Communications, Inc.                           1.8%

Footnotes read:
These common stocks represent 23.8% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



                                 Portfolio Facts
                                December 31, 2004

Net Assets                 $351,222,910                NAV              $11.14
NAV -- High+       12/30/2004 -- $11.15
NAV -- Low+          5/10/2004 -- $9.57

Number of Holdings: 127                 + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                      11/30/2001
-----------------------------------------------
         14.13%                         4.19%



On the contrary, our exposure to and stock selection within two sectors worked in our favor relative to the Russell 1000 Value Index: energy and industrials. One of our energy holdings, TransOcean, a deep-water drilling company that achieved strong earnings gains this year, fared quite well for the Portfolio. Likewise, our biggest contributor to performance in the industrials sector was Canadian National Railroad.

What is your outlook?

We hold an optimistic outlook for the large-cap value segment of the U.S. equity markets, where valuations remain reasonable, in our opinion, given the current level of interest rates. As earnings estimates continue to rise and the economy continues to improve, we are convinced that the key to outperformance in 2005 will lie in individual stock selection driven by bottom-up, security-by-security analysis. Since this is the foundation of our disciplined investment process, we are optimistic that the Portfolio will continue to deliver favorable, competitive returns over the coming year.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                             Large       S&P 500/        Russell
                               Cap          Barra           1000       Consumer
                             Value          Value          Value          Price
Date                     Portfolio        Index**         Index*       Index***
-------------------------------------------------------------------------------
   November 30, 2001        10,000         10,000         10,000         10,000
                2001        10,144         10,152         10,236          9,961
                2002         9,949          9,874         10,157          9,983
                2002         9,927          9,785         10,173         10,023
                2002        10,377         10,287         10,654         10,079
                2002        10,070          9,771         10,289         10,135
                2002        10,060          9,810         10,340         10,135
                2002         9,412          9,192          9,747         10,141
                2002         8,611          8,198          8,841         10,152
                2002         8,644          8,255          8,908         10,186
                2002         7,788          7,312          7,917         10,203
                2002         7,859          7,919          8,504         10,228
                2002         8,199          8,475          9,039         10,228
                2002         7,826          8,034          8,647         10,206
                2003         7,636          7,815          8,437         10,251
                2003         7,468          7,602          8,212         10,330
                2003         7,471          7,592          8,226         10,392
                2003         8,036          8,342          8,950         10,369
                2003         8,495          8,956          9,528         10,353
                2003         8,618          9,021          9,647         10,364
                2003         8,740          9,222          9,791         10,375
                2003         8,921          9,421          9,943         10,415
                2003         8,820          9,250          9,846         10,448
                2003         9,293          9,882         10,449         10,437
                2003         9,390          9,971         10,590         10,409
                2003         9,946         10,586         11,243         10,398
                2004        10,083         10,774         11,441         10,448
                2004        10,289         11,017         11,686         10,505
                2004        10,213         10,940         11,584         10,573
                2004        10,002         10,671         11,301         10,606
                2004        10,088         10,793         11,416         10,668
                2004        10,326         11,027         11,686         10,702
                2004        10,096         10,817         11,521         10,685
                2004        10,187         10,934         11,685         10,691
                2004        10,309         11,141         11,866         10,714
                2004        10,497         11,309         12,064         10,770
                2004        10,996         11,861         12,673         10,776
   December 31, 2004       $11,351        $12,246        $13,098        $10,736


Footnotes read:

* The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes. The composition of the Russell 1000 Value Index serves as a better reflection of the Portfolio's current investment strategy than does the S&P 500/Barra Value Index.

** The S&P 500/Barra Value Index is a capitalization-weighted index comprised of the lowest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Barra Value Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as "value" and the other half as "growth." It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Thrivent Large Cap Stock Portfolio

Frederick L. Plautz, Portfolio Manager

The Thrivent Large Cap Stock Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Portfolio delivered positive performance for the year, although it underperformed its benchmark and just slightly trailed the median of its peer group. For the 12-month period under review, Thrivent Large Cap Stock Portfolio returned 8.49%, versus its Lipper peer group, the Lipper Large Cap Core Funds category, which returned 8.81%. The Portfolio's benchmark, the S&P 500 Index, returned 10.87% for the same time frame. Most of the Portfolio's underperformance relative to its benchmark occurred in the first few months of the period, when returns to the high-risk segments of the equity market still prevailed. Although our results for the year are somewhat disappointing, we are encouraged by the fact that the changes we implemented to the Portfolio's structure in May 2004 have had a markedly beneficial impact on relative performance since that time.

What market conditions were present during the period?

Throughout the first 10 months of 2004, U.S. equities traded within a fairly narrow range as concerns about higher interest rates, rising oil prices and trepidation about the November 2004 presidential election kept most major indices trading within a relatively narrow band for most of the period. However, after a break in oil prices in October and a firm resolution to the election, equities ended the year on a soundly positive note. Within the large capitalization segment, value stocks again outperformed their growth counterparts this year, with sectors such as energy, utilities and financials leading the market.

What factors affected the Portfolio's performance?

Versus our peer group, a modest underweighting of the particularly weak information technology (IT) segment was a positive contributor to Portfolio returns. Successful stock selection among industrial and materials industry stocks aided Portfolio results as well. Exposure to Dow Chemical and Eastman Chemical, as well as to Praxair, Inc. also boosted our returns. Further, broad diversification within our allocation to industrial stocks to companies such as Eaton Corp, Parker Hannifin Corp and Norfolk Southern in the transportation segment, also enhanced Portfolio performance.

On the contrary, our exposure to the stocks of large, pharmaceutical manufacturing companies detracted from returns, as that market segment came under severe pressure this year following the recall and restriction of certain drugs. Fortunately, we had reduced positions early in the period, particularly in Merck, thus mitigating some of the negative impact this exposure had on our performance for the year. As a rule, we intend to continue to support our decision to more broadly diversify our holdings so as to mitigate the impact of a single position on Portfolio returns.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   18.7%
Information Technology                       15.7%
Consumer Discretionary                       13.7%
Industrials                                  12.3%
Health Care                                  11.9%
Consumer Staples                              7.9%
Energy                                        6.6%
Materials                                     2.9%
Telecommunications Services                   2.1%
Utilities                                     1.5%


Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                                  3.1%
Citigroup, Inc.                                        2.8%
Exxon Mobil Corporation                                2.7%
General Electric Company                               2.5%
American International Group, Inc.                     2.1%
Johnson & Johnson                                      1.9%
Bank of America Corporation                            1.8%
J.P. Morgan Chase & Company                            1.8%
American Express Company                               1.7%
International Business
Machines Corporation                                   1.7%

Footnotes read:
These common stocks represent 22.1% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



                              Portfolio Facts
                             December 31, 2004

Net Assets                 $442,875,128                NAV               $9.28
NAV -- High+        12/28/2004 -- $9.29
NAV -- Low+          8/12/2004 -- $8.08

Number of Holdings: 139                 + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                        3/1/2001
-----------------------------------------------
          8.49%                        -1.57%



Our returns versus the benchmark were below targets largely due to poor stock selection among the Portfolio's information technology stocks. In particular, Cisco Systems was particularly disappointing for the Portfolio versus both the broad market and the technology segment.

What is your outlook?

Given the positive impact the changes we made to the Portfolio's composition have already had on our performance, we see ample reason for a generally optimistic outlook. In particular, some of the macro factors that dampened our returns this year, such as the outperformance of small- and mid-cap stocks and investors' interest in lower-quality stocks, seem to have run their course. That being said, we do expect more challenging conditions in 2005, especially with the strong likelihood that the Federal Reserve Board will continue to raise short-term interest rates, which, in turn, could slow corporate growth rates. We believe that as the economic recovery ages, however, investors' appetite for risk will wane, and conditions supporting our sound, fundamentally driven investment process will again prevail.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                         Large Cap                      Consumer
                             Stock        S&P 500          Price
    Date                 Portfolio        Index**         Index*
----------------------------------------------------------------
      March 31, 2001        10,000         10,000         10,000
                2001         9,580          9,357         10,023
                2001        10,090         10,084         10,063
                2001        10,020         10,151         10,108
                2001         9,673          9,904         10,125
                2001         9,483          9,807         10,097
                2001         8,882          9,193         10,097
                2001         8,291          8,450         10,142
                2001         8,531          8,612         10,108
                2001         9,082          9,272         10,091
                2001         9,222          9,353         10,051
                2002         9,081          9,217         10,074
                2002         8,911          9,039         10,114
                2002         9,242          9,379         10,171
                2002         8,740          8,811         10,228
                2002         8,693          8,746         10,228
                2002         8,034          8,123         10,233
                2002         7,415          7,489         10,245
                2002         7,447          7,539         10,279
                2002         6,621          6,720         10,296
                2002         7,233          7,311         10,321
                2002         7,539          7,741         10,321
                2002         7,147          7,287         10,299
                2003         7,010          7,096         10,344
                2003         6,937          6,989         10,424
                2003         6,996          7,057         10,487
                2003         7,479          7,638         10,464
                2003         7,816          8,040         10,447
                2003         7,826          8,143         10,458
                2003         7,938          8,287         10,470
                2003         8,056          8,448         10,509
                2003         7,970          8,358         10,544
                2003         8,330          8,831         10,532
                2003         8,323          8,909         10,504
                2003         8,674          9,375         10,492
                2004         8,819          9,547         10,544
                2004         8,880          9,680         10,600
                2004         8,718          9,534         10,669
                2004         8,639          9,385         10,703
                2004         8,636          9,513         10,766
                2004         8,787          9,698         10,800
                2004         8,492          9,377         10,783
                2004         8,524          9,414         10,788
                2004         8,641          9,516         10,811
                2004         8,759          9,662         10,868
                2004         9,097         10,053         10,874
   December 31, 2004        $9,411        $10,395        $10,834


Footnotes read:

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.


[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Large Cap Index Portfolio strives for investment results that approximate the performance of the S&P 500 Index[Registration Mark] by investing primarily in common stocks comprising the Index.

Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

We are pleased to report that the Thrivent Large Cap Index Portfolio achieved its objective of providing results in line with the S&P 500 Index, after fees and expenses, for the 12-month period ended Dec. 31, 2004. The Portfolio gained 10.56% for the year while the S&P 500 Index advanced 10.87%. By comparison, the Portfolio's peer group, as represented by the Lipper S&P 500 Index Objective Funds category, posted a median return of 10.39% over the same time frame.

What market conditions were present during the period?

During the Portfolio's 2004 annual reporting period, the stock market turned in impressive gains for the second year in a row. Although results were strong across the board, small- and medium-sized companies continued to lead the pack. In general, the markets experienced lower stock price volatility than we've seen in recent years, most likely because many investors were waiting to see the results of the November presidential elections. Toward the end of the period oil prices came down from their highs of more than $50 per barrel, but remained elevated enough to drive demand for basic commodities such as steel and coal. Demand also continued to increase for large industrial equipment which had a positive ripple effect on the rest of the U.S. economy.

Value-oriented stocks in the S&P 500 Index turned in strong returns for the period, significantly outpacing more growth-oriented stocks. While all of the sectors within the index produced positive results for the year, the top three performers were energy, utilities and telecommunication services stocks. Problems with a couple of major prescription drugs dragged down large pharmaceutical companies, causing health care to be the worst-performing sector.

What factors affected the Portfolio's performance?

Because we use an indexing approach to manage the Portfolio, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The S&P 500 is widely regarded as the best gauge of the U.S. large-cap equities market and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   19.8%
Information Technology                       15.1%
Health Care                                  12.4%
Industrials                                  11.4%
Consumer Discretionary                       11.1%
Consumer Staples                              9.1%
Energy                                        7.0%
Telecommunications Services                   3.2%
Materials                                     3.0%
Utilities                                     2.9%


Top 10 Holdings
(% of Portfolio)

General Electric Company                               3.4%
Exxon Mobil Corporation                                2.9%
Citigroup, Inc.                                        2.2%
Microsoft Corporation                                  2.2%
Pfizer, Inc.                                           1.8%
Bank of America Corporation                            1.7%
Johnson & Johnson                                      1.6%
American International Group, Inc.                     1.5%
International Business Machines
Corporation                                            1.4%
Intel Corporation                                      1.3%

Footnotes read:
These common stocks represent 20.0% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



                              Portfolio Facts
                             December 31, 2004

Net Assets                 $831,939,351               NAV              $21.63
NAV -- High+       12/30/2004 -- $21.66
NAV -- Low+         8/12/2004 -- $18.86

Number of Holdings: 504                + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
1  Year              5-Year           6/14/1995
-----------------------------------------------
10.56%               -2.53%             10.39%



What is your outlook?

After two straight years of positive stock market performance, we are cautiously optimistic about our 2005 outlook. On the positive side, the U.S. economy is not as dependent on oil as it has been in the past. The higher oil prices we've been experiencing do not appear to be having a negative impact on the U.S. economy overall. In fact, oil companies are reinvesting in business, which is having a positive effect on capital goods. Also, the weakening dollar has benefited U.S. companies that sell products overseas by making their prices more competitive. As long as the value of the dollar does not nosedive, this trend should be positive for U.S. companies and domestic job growth.

As always, geopolitical concerns, as well as a slowdown in consumer spending, remain as potential risks for economic growth. However, increased spending at the company level appears to be making up for any consumer slowdown. In terms of market volatility, we believe it will increase in line with historical averages. An indexed product such as the Thrivent Large Cap Index Portfolio is a good way to dampen volatility by diversifying across all the market sectors.

On a separate note, Standard & Poor's will be changing the way it calculates the returns for all of its indices in 2005. We will be closely monitoring these changes and will act accordingly to bring the Portfolio in line with the new methodology.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                             Large
                               Cap                      Consumer
                             Index        S&P 500          Price
Date                     Portfolio         Index*        Index**
----------------------------------------------------------------
       June 14, 1995        10,000         10,000         10,000
                1995        10,190         10,163         10,020
                1995        10,521         10,500         10,020
                1995        10,544         10,526         10,046
                1995        10,993         10,970         10,066
                1995        10,948         10,931         10,099
                1995        11,423         11,411         10,092
                1995        11,639         11,631         10,085
                1996        12,033         12,027         10,145
                1996        12,144         12,138         10,177
                1996        12,254         12,255         10,230
                1996        12,438         12,436         10,269
                1996        12,753         12,756         10,289
                1996        12,793         12,805         10,296
                1996        12,236         12,239         10,315
                1996        12,484         12,497         10,335
                1996        13,181         13,201         10,368
                1996        13,543         13,565         10,401
                1996        14,510         14,590         10,421
                1996        14,254         14,301         10,421
                1997        15,137         15,195         10,453
                1997        15,254         15,314         10,486
                1997        14,634         14,685         10,512
                1997        15,497         15,561         10,526
                1997        16,426         16,509         10,519
                1997        17,150         17,248         10,532
                1997        18,504         18,621         10,545
                1997        17,469         17,578         10,565
                1997        18,396         18,540         10,591
                1997        17,785         17,921         10,618
                1997        18,520         18,751         10,611
                1997        18,900         19,073         10,598
                1998        19,106         19,283         10,618
                1998        20,462         20,674         10,637
                1998        21,500         21,733         10,657
                1998        21,702         21,952         10,677
                1998        21,323         21,574         10,696
                1998        22,183         22,451         10,710
                1998        21,944         22,211         10,723
                1998        18,822         19,000         10,736
                1998        20,003         20,217         10,749
                1998        21,634         21,862         10,775
                1998        22,937         23,187         10,775
                1998        24,260         24,523         10,769
                1999        25,264         25,548         10,795
                1999        24,483         24,754         10,808
                1999        25,438         25,745         10,841
                1999        26,407         26,742         10,920
                1999        25,775         26,110         10,920
                1999        27,189         27,560         10,920
                1999        26,343         26,699         10,953
                1999        26,222         26,567         10,979
                1999        25,508         25,839         11,032
                1999        27,093         27,474         11,051
                1999        27,633         28,032         11,058
                1999        29,237         29,684         11,058
                2000        27,790         28,192         11,084
                2000        27,234         27,659         11,150
                2000        29,871         30,364         11,242
                2000        28,997         29,451         11,248
                2000        28,422         28,846         11,255
                2000        29,101         29,557         11,321
                2000        28,663         29,096         11,340
                2000        30,423         30,903         11,354
                2000        28,823         29,271         11,413
                2000        28,688         29,147         11,432
                2000        26,430         26,849         11,439
                2000        26,553         26,981         11,432
                2001        27,488         27,938         11,505
                2001        24,978         25,391         11,551
                2001        23,399         23,782         11,577
                2001        25,200         25,630         11,623
                2001        25,359         25,802         11,675
                2001        24,735         25,174         11,695
                2001        24,485         24,926         11,662
                2001        22,951         23,366         11,662
                2001        21,108         21,479         11,715
                2001        21,500         21,889         11,675
                2001        23,134         23,568         11,656
                2001        23,327         23,774         11,610
                2002        22,982         23,427         11,636
                2002        22,533         22,976         11,682
                2002        23,373         23,840         11,748
                2002        21,946         22,394         11,813
                2002        21,780         22,229         11,813
                2002        20,218         20,646         11,820
                2002        18,682         19,036         11,833
                2002        18,803         19,162         11,873
                2002        16,758         17,081         11,892
                2002        18,221         18,583         11,922
                2002        19,281         19,676         11,922
                2002        18,146         18,521         11,896
                2003        17,665         18,037         11,948
                2003        17,394         17,766         12,040
                2003        17,556         17,938         12,113
                2003        19,004         19,414         12,086
                2003        20,000         20,436         12,067
                2003        20,248         20,697         12,080
                2003        20,599         21,062         12,093
                2003        20,993         21,472         12,139
                2003        20,760         21,245         12,178
                2003        21,928         22,446         12,165
                2003        22,114         22,643         12,132
                2003        23,265         23,830         12,119
                2004        23,685         24,267         12,178
                2004        24,008         24,605         12,244
                2004        23,639         24,234         12,323
                2004        23,260         23,854         12,363
                2004        23,572         24,180         12,435
                2004        24,021         24,650         12,474
                2004        23,220         23,833         12,455
                2004        23,305         23,929         12,461
                2004        23,549         24,188         12,487
                2004        23,903         24,558         12,553
                2004        24,861         25,551         12,560
   December 31, 2004       $25,721        $26,421        $12,514


Footnotes read:

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. "S&P 500[R]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: REGINALD L. PFEIFER]

Thrivent Real Estate Securities Portfolio

Reginald L. Pfeifer, Portfolio Manager

The Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

The Portfolio is subject to risks arising from the fact that it concentrates its investments in only one industry. Real estate security prices are influenced by the underlying value of properties owned by the company, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and the underlying value of securities issued by companies doing business in the real estate industry may be illiquid and fluctuate in value. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

We are pleased with the Real Estate Securities Portfolio's absolute and relative performance for the 12-month period. The Portfolio outpaced both its primary benchmark and the median of its peer group. For the year, the Thrivent Real Estate Securities Portfolio returned 35.19%, exceeding the median of its peer group, the Lipper Real Estate Funds category, which returned 34.04% and that of the NAREIT Real Estate 50 Index, which returned 34.99%. We attribute the Portfolio's outperformance primarily to active management of the Portfolio's securities and sector exposures, in particular our exposure to regional mall and shopping center REITs, property sectors that performed extremely well in the REIT market-at-large and for our Portfolio specifically.

What market conditions were present during the period?

Increasing allocations by both individual and institutional investors -- and, consequently, strong investment inflows into real estate as an asset class -- strongly contributed to REITs' outstanding performance in 2004.

From a sector perspective, regional mall and shopping center REITs continued to lead the REIT market in terms of performance. These two property types benefited from still-robust consumer spending and continued strong demand from retailers for rentable space. The lodging sector remained another REIT-market leader for the year, buoyed by the economic recovery and a steady increase in business travel. Conversely, office and health care REITs (as represented in the NAREIT Real Estate 50 Index) lagged, yet still returned approximately 24% and 19%, respectively, for the year.

What factors affected the Portfolio's performance?

The primary contributors to the Portfolio's outperformance versus its benchmark and the Lipper peer group were our overall exposure to regional malls and shopping center REITs, and stock selection within these sectors. The Portfolio's allocation to regional mall properties, which represented approximately 17% of the Portfolio on average for the year, delivered a return of over 48% for the Portfolio. Likewise, our holdings in shopping center REITs, which were up over 40% for the year, also provided a significant contribution to our overall Portfolio return.

To a lesser degree, our decision to underweight exposure to the apartment sector also proved to be instrumental in our Portfolio's favorable performance. This area of the market struggled somewhat during the year as mortgage rates remained historically low, thereby making home ownership more appealing to many consumers and, as a result, limiting demand for rental apartments.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   85.1%
Consumer Discretionary                        5.2%


Top 10 Holdings
(% of Portfolio)

Simon Property Group, Inc.                             5.6%
ProLogis Trust                                         3.8%
Equity Residential REIT                                3.4%
Vornado Realty Trust                                   3.2%
General Growth Properties                              3.2%
Boston Properties, Inc.                                2.7%
Equity Office Properties Trust                         2.5%
Archstone-Smith Trust                                  2.5%
Starwood Hotels & Resorts
Worldwide, Inc.                                        2.5%
Avalonbay Communities, Inc.                            2.4%

Footnotes read:
These common stocks represent 31.8% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.



                                Portfolio Facts
                               December 31, 2004

Net Assets                 $174,956,337               NAV              $17.04
NAV -- High+       12/30/2004 -- $17.04
NAV -- Low+         5/10/2004 -- $11.82

Number of Holdings: 143                + For the year ended December 31, 2004



                 Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                       4/30/2003
-----------------------------------------------
         35.19%                        40.07%



While our general exposure to and stock selection within the lodging sector added to performance, given that this allocation delivered a return of 45% for the Portfolio, the fact that we underweighted our exposure to these well-performing stocks relative to the benchmark detracted from performance.

What is your outlook?

We anticipate a more challenging environment for the REIT market in 2005, which we believe can be expected after the exceptional performance REITs posted relative to the overall equity market in 2004. Valuation levels have become extended relative to historical averages; therefore, we would not be surprised to see the REIT market experience a correction in 2005, after its stellar performance over the last several years.

We expect interest rates to trend upward in 2005, which we believe could have a modestly negative effect on the REIT market. However, rising interest rates generally signal an improving economy, a scenario that typically benefits real estate through higher occupancy rates and potential rental rate increases for most property types. While we anticipate a REIT market correction in 2005, we remain optimistic that REITs will provide investors attractive long-term returns, with moderate risk.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                              Real         NAREIT
                            Estate           Real       Consumer
                        Securities      Estate 50          Price
Date                     Portfolio         Index*        Index**
----------------------------------------------------------------
      April 30, 2003        10,000         10,000         10,000
                2003        10,549         10,573          9,984
                2003        10,748         10,790          9,995
                2003        11,346         11,413         10,005
                2003        11,440         11,525         10,044
                2003        11,822         11,911         10,076
                2003        12,042         12,086         10,065
                2003        12,599         12,593         10,038
                2003        13,002         13,005         10,027
                2004        13,541         13,537         10,076
                2004        13,842         13,834         10,131
                2004        14,647         14,656         10,196
                2004        12,625         12,587         10,229
                2004        13,471         13,517         10,288
                2004        13,887         13,874         10,321
                2004        14,002         14,011         10,305
                2004        15,057         15,083         10,310
                2004        15,079         15,072         10,332
                2004        15,894         15,904         10,386
                2004        16,669         16,620         10,392
   December 31, 2004       $17,577        $17,555        $10,354


Footnotes read:

* The NAREIT Real Estate 50 Index is comprised of the largest 50 companies from the NAREIT Global Real Estate Index. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTOS OMITTED: KEVIN R. BRIMMER AND STEVEN H. C. LEE]

Thrivent Balanced Portfolio

Kevin R. Brimmer, (left) and Steven H. C. Lee, (right), Portfolio
Co-Managers

The Thrivent Balanced Portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments.

The Portfolio is subject to interest rate risk, prepayment and extension risk which may result in overall price fluctuations over short or even extended time periods. Large Cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

While stocks posted another year of above-average returns, high-quality bonds basically earned their coupons but did not experience much price movement. The Thrivent Balanced Portfolio gained 8.09% over the period, in line with the 8.48% median return of its peer group, the Lipper Balanced Funds category. The Portfolio's equity and fixed income benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, gained 10.87% and 4.34%, respectively.

What market conditions were present during the period?

The stock market turned in impressive gains for the second year in a row with small- and medium-sized companies continuing to lead the pack. Within the S&P 500 Index, value-oriented stocks significantly outpaced growth stocks during the period. While all ten sectors in the index turned in positive results for the year, the top performers were energy and utilities. Problems with a couple of major prescription drugs dragged down large pharmaceutical companies, causing health care to be the worst-performing sector.

The primary factors affecting the bond market during the period were interest rate moves and inflation data. Beginning mid year, the Federal Reserve Board (the Fed) started raising short-term interest rates with a total of five increases during the period. Core inflation did move up approximately 1% during 2004; however, it still remained at a fairly moderate level. Corporate securities were the best-performing fixed income asset class during the period followed by mortgage-backed, commercial mortgage-backed, Treasury and agency securities.

What factors affected the Portfolio's performance?

We use an indexing approach to manage both the stock and bond components of the Portfolio. In the stock portion, our goal is to replicate the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The index is widely regarded as the best gauge of the U.S. large-cap equities market. During the reporting period, the stock portfolio owned all 500 companies within the benchmark.

In the bond portion, our goal is to closely match the composition and return of the Lehman Brothers Aggregate Bond Index. Although we can't own all of the thousands of bonds within the index, we do try to structure our portfolio with the same duration and sector weights. As of Dec. 31, the bond portfolio's duration was 4.34 years and its sector weights were 35% mortgage-backed, 25% corporate, 25% Treasury, 11% agency, 3% commercial mortgage-backed and 1% asset-backed securities.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   12.5%
Mortgage-Backed Securities                    9.9%
Information Technology                        8.3%
Consumer Discretionary                        6.8%
Health Care                                   6.7%
Industrials                                   6.2%
Consumer Staples                              5.5%
Energy                                        4.2%
Telecommunication Services                    2.6%
Materials                                     1.8%



Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                                    3.4%
General Electric Company                               1.8%
Exxon Mobil Corporation                                1.6%
Federal National Mortgage Association
15-Yr. Conventional                                    1.3%
Citigroup, Inc.                                        1.2%
Microsoft Corporation                                  1.2%
U.S. Treasury Notes                                    1.2%
Federal Home Loan
Mortgage Corporation                                   1.1%
Federal National Mortgage Association
15-Yr. Conventional                                    1.0%
Pfizer, Inc.                                           1.0%

Footnotes read:
These common stocks and long term fixed income securities represent 14.8% of the total investment portfolio.

Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.


                               Portfolio Facts
                              December 31, 2004

Net Assets                 $748,748,355               NAV              $15.28
NAV -- High+       12/30/2004 -- $15.28
NAV -- Low+         8/12/2004 -- $13.93

Number of Holdings: 862                + For the year ended December 31, 2004



          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
1   Year          5-Year              6/14/1995
-----------------------------------------------
8.09%             1.96%                 8.85%


What is your outlook?

After two straight years of positive stock market performance, we are cautiously optimistic about our 2005 outlook. On the positive side, the U.S. economy is not as dependent on oil as it has been in the past. The higher oil prices we've been experiencing do not appear to be having a negative impact on the U.S. economy overall. Also, the weakening dollar has benefited U.S. companies that sell products overseas by making our prices more competitive. As always, geopolitical concerns, as well as a slowdown in consumer spending, remain as potential risks for economic growth.

Our bond market outlook calls for the Fed to continue raising rates in 2005. We believe these Fed rate hikes will be the key to bond market performance. If core inflation stays contained as we expect, the Fed should be reasonably comfortable with its measured pace of increases. Unlike 2004, when the yield curve flattened as rates increased, we anticipate that yields will move up across all maturities in 2005. We also believe the tremendous outperformance of corporate bonds over the past few years is unlikely to continue. We anticipate that corporates will perform more in line with Treasuries this year.

As always, we believe the Thrivent Balanced Portfolio is a prudent choice for many investors because it offers broad exposure to both the U.S. stock and fixed income markets.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                                         Lehman
                                                        Brothers       Consumer
                          Balanced        S&P 500      Aggregate          Price
    Date                 Portfolio         Index*   Bond Index**       Index***
-------------------------------------------------------------------------------

       June 14, 1995        10,000         10,000         10,000         10,000
                1995        10,107         10,163          9,988         10,020
                1995        10,295         10,500          9,966         10,020
                1995        10,351         10,526         10,086         10,046
                1995        10,635         10,970         10,184         10,066
                1995        10,678         10,931         10,316         10,099
                1995        10,977         11,411         10,471         10,092
                1995        11,146         11,631         10,618         10,085
                1996        11,378         12,027         10,688         10,145
                1996        11,372         12,138         10,503         10,177
                1996        11,394         12,255         10,430         10,230
                1996        11,466         12,436         10,371         10,269
                1996        11,618         12,756         10,350         10,289
                1996        11,695         12,805         10,489         10,296
                1996        11,429         12,239         10,518         10,315
                1996        11,550         12,497         10,500         10,335
                1996        11,984         13,201         10,683         10,368
                1996        12,262         13,565         10,920         10,401
                1996        12,803         14,590         11,107         10,421
                1996        12,666         14,301         11,003         10,421
                1997        13,111         15,195         11,037         10,453
                1997        13,183         15,314         11,064         10,486
                1997        12,848         14,685         10,942         10,512
                1997        13,337         15,561         11,106         10,526
                1997        13,820         16,509         11,211         10,519
                1997        14,225         17,248         11,344         10,532
                1997        14,999         18,621         11,650         10,545
                1997        14,480         17,578         11,550         10,565
                1997        15,001         18,540         11,721         10,591
                1997        14,804         17,921         11,891         10,618
                1997        15,171         18,751         11,945         10,611
                1997        15,416         19,073         12,066         10,598
                1998        15,583         19,283         12,220         10,618
                1998        16,189         20,674         12,211         10,637
                1998        16,667         21,733         12,253         10,657
                1998        16,799         21,952         12,317         10,677
                1998        16,704         21,574         12,434         10,696
                1998        17,131         22,451         12,540         10,710
                1998        17,041         22,211         12,566         10,723
                1998        15,800         19,000         12,771         10,736
                1998        16,476         20,217         13,070         10,749
                1998        17,194         21,862         13,001         10,775
                1998        17,791         23,187         13,074         10,775
                1998        18,387         24,523         13,114         10,769
                1999        18,842         25,548         13,207         10,795
                1999        18,405         24,754         12,977         10,808
                1999        18,840         25,745         13,049         10,841
                1999        19,256         26,742         13,090         10,920
                1999        18,938         26,110         12,975         10,920
                1999        19,495         27,560         12,934         10,920
                1999        19,146         26,699         12,879         10,953
                1999        19,108         26,567         12,872         10,979
                1999        18,908         25,839         13,022         11,032
                1999        19,586         27,474         13,070         11,051
                1999        19,811         28,032         13,069         11,058
                1999        20,409         29,684         13,006         11,058
                2000        19,822         28,192         12,963         11,084
                2000        19,713         27,659         13,120         11,150
                2000        20,815         30,364         13,293         11,242
                2000        20,522         29,451         13,255         11,248
                2000        20,291         28,846         13,249         11,255
                2000        20,710         29,557         13,524         11,321
                2000        20,604         29,096         13,647         11,340
                2000        21,416         30,903         13,845         11,354
                2000        20,847         29,271         13,932         11,413
                2000        20,844         29,147         14,024         11,432
                2000        20,075         26,849         14,254         11,439
                2000        20,273         26,981         14,518         11,432
                2001        20,834         27,938         14,756         11,505
                2001        19,850         25,391         14,884         11,551
                2001        19,178         23,782         14,959         11,577
                2001        19,978         25,630         14,897         11,623
                2001        20,088         25,802         14,987         11,675
                2001        19,829         25,174         15,043         11,695
                2001        19,865         24,926         15,380         11,662
                2001        19,236         23,366         15,556         11,662
                2001        18,465         21,479         15,737         11,715
                2001        18,807         21,889         16,066         11,675
                2001        19,516         23,568         15,845         11,656
                2001        19,566         23,774         15,744         11,610
                2002        19,457         23,427         15,872         11,636
                2002        19,321         22,976         16,025         11,682
                2002        19,579         23,840         15,759         11,748
                2002        19,035         22,394         16,064         11,813
                2002        19,026         22,229         16,201         11,813
                2002        18,323         20,646         16,341         11,820
                2002        17,682         19,036         16,538         11,833
                2002        17,881         19,162         16,817         11,873
                2002        16,882         17,081         17,090         11,892
                2002        17,678         18,583         17,011         11,922
                2002        18,273         19,676         17,007         11,922
                2002        17,756         18,521         17,358         11,896
                2003        17,485         18,037         17,374         11,948
                2003        17,413         17,766         17,613         12,040
                2003        17,501         17,938         17,599         12,113
                2003        18,385         19,414         17,745         12,086
                2003        19,058         20,436         18,075         12,067
                2003        19,185         20,697         18,039         12,080
                2003        19,163         21,062         17,433         12,093
                2003        19,417         21,472         17,549         12,139
                2003        19,463         21,245         18,013         12,178
                2003        20,018         22,446         17,845         12,165
                2003        20,131         22,643         17,888         12,132
                2003        20,804         23,830         18,070         12,119
                2004        21,075         24,267         18,215         12,178
                2004        21,311         24,605         18,413         12,244
                2004        21,177         24,234         18,551         12,323
                2004        20,810         23,854         18,068         12,363
                2004        20,938         24,180         17,996         12,435
                2004        21,209         24,650         18,098         12,474
                2004        20,872         23,833         18,277         12,455
                2004        21,046         23,929         18,626         12,461
                2004        21,203         24,188         18,676         12,487
                2004        21,455         24,558         18,833         12,553
                2004        21,945         25,551         18,683         12,560
   December 31, 2004       $22,487        $26,421        $18,854        $12,514


Footnotes read:

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTOS OMITTED: PAUL J. OCENASEK AND MARK L. SIMENSTAD]

Thrivent High Yield Portfolio

Paul J. Ocenasek, (left) and Mark L. Simenstad, (right), Portfolio
Co-Managers

The Thrivent High Yield Portfolio seeks a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

The Portfolio typically invests a majority of its assets in high yield bonds (commonly referred to as junk bonds). Although high yield bonds typically have a higher current yield than investment-grade bonds, high yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Portfolio delivered positive performance for the 12-month period under review, outperforming the median of its peer group while underperforming its benchmark. Thrivent High Yield Portfolio returned 10.14% versus its peer group, the Lipper High Current Yield Funds category, which returned 9.60%. The Lehman Brothers High Yield Bond Index returned 11.13% for the same time frame. We attribute the Portfolio's ability to outperform its peer group to individual credit selection, and believe that the Portfolio's emphasis on higher-quality corporate credits was a key factor in its underperformance versus the benchmark.

What market conditions were present during the period?

Although 2004 began with strong performance, the high-yield bond market barely delivered positive returns for the first half of the year, due to investors' concerns about the sustainability of economic recovery, along with the specter of rising interest rates and inflation. Later in the period, when the strength of the economy became more solidified and interest rates actually began to fall, investors' risk tolerance rebounded along with their quest for yield. These factors, coupled with end of the uncertainty surrounding the U.S. presidential election, helped high-yield bonds rally strongly after November, with lower-tiered credits leading the market.

What factors affected the Portfolio's performance?

Individual credit selection offered the most substantial benefit to performance for the year on both a relative and absolute basis. This was evidenced by the fact that we remained fairly close to the general risk profile of most of our peers, but managed to outperform the median due to successful debt selection on a security-by-security basis. Second, our decision to increase our exposure to bonds issued by companies in cyclical industries such as chemicals and metals, which substantially outperformed the overall high-yield market this year, added to returns.

Another factor adding to performance was our decision to overweight B-rated credits, which represent the "middle" tier of credit quality. By underweighting BB-rated credits (the highest-quality high-yield bonds) and emphasizing a slightly lower-quality credit, we added to performance while maintaining our strict focus on risk management. Finally, our decision to underweight our exposure to auto-related bonds helped, since this turned out to be one of the weakest sectors for the period.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)


Communications Services                      21.1%
Consumer Cyclical                            14.5%
Basic Materials                              12.0%
Utilities                                    10.7%
Capital Goods                                 8.9%
Consumer Non-Cyclical                         7.0%
Energy                                        4.8%
Technology                                    3.1%
Financials                                    2.6%
Transportation                                1.3%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                0.6%
Aa                 0.2%
A                  0.0%
Baa                2.0%
Ba                27.2%
B                 60.2%
Caa                7.2%
Ca                 0.0%
C                  0.0%
D                  0.0%
Not Rated          2.6%



Top 10 Holdings by Issuer
(% of Portfolio)

Nextel Communications, Inc.                            1.1%
Williams Companies, Inc.                               1.0%
Lyondell Chemical Company                              0.9%
Edison Mission Energy                                  0.9%
Qwest Services Corporation                             0.9%
Mission Energy Holding Corporation                     0.9%
Georgia-Pacific Corporation                            0.8%
Sovereign REIT                                         0.8%
Tenneco Automotive, Inc.                               0.8%
Fisher Scientific International, Inc.                  0.7%

Footnotes read:
These long term fixed income securities represent 8.8% of the total investment portfolio.

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change. The lists of Top Industries and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.


                             Portfolio Facts
                            December 31, 2004

Net Assets                 $884,501,746              NAV               $5.22
NAV -- High+         1/26/2004 -- $5.24
NAV -- Low+          5/17/2004 -- $4.92

Number of Holdings: 283               + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004

1   Year           5-Year             10-Year
-----------------------------------------------
10.14%            -0.29%               5.03%



Much as it did for the first half of the Portfolio's fiscal year, the overall ratings profile for the Portfolio detracted from performance relative to the benchmark. Our underweighted exposure to the riskier credits (CCC-rated bonds), which proved to be the better-performing segments of the high-yield bond universe, hurt us since the Index holds a significantly larger allocation to this segment of the market.

What is your outlook?

Our fundamental outlook remains positive in that the economy appears to be growing, the Federal Reserve Board is likely to adhere to a measured pace in its effort to curb inflation, and default rates are expected to remain at or near historic lows. All of these factors should bode well for the high-yield bond market. As investors are likely to continue their pursuit of attractive yield, we believe higher-yielding issues will continue to outperform investment-grade bonds. Although not much room remains for capital appreciation in the high-yield market, the prospects for very attractive relative yield appear strong. Overall, we believe we have positioned the Portfolio well for the conditions we anticipate, and expect to again deliver added value and competitive performance through our strict focus on individual security selection.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                           Lehman
                                         Brothers
                                             High
                              High          Yield       Consumer
                             Yield           Bond          Price
Date                     Portfolio        Index**       Index***
----------------------------------------------------------------
   December 31, 1994        10,000         10,000         10,000
                1995        10,032         10,136         10,040
                1995        10,424         10,483         10,080
                1995        10,528         10,596         10,114
                1995        10,787         10,865         10,147
                1995        11,017         11,170         10,167
                1995        11,070         11,241         10,187
                1995        11,421         11,383         10,187
                1995        11,470         11,419         10,214
                1995        11,579         11,559         10,234
                1995        11,633         11,630         10,267
                1995        11,769         11,733         10,261
                1995        11,960         11,917         10,254
                1996        12,238         12,127         10,314
                1996        12,550         12,137         10,347
                1996        12,429         12,128         10,401
                1996        12,513         12,155         10,441
                1996        12,653         12,228         10,461
                1996        12,551         12,329         10,468
                1996        12,462         12,387         10,488
                1996        12,663         12,521         10,508
                1996        13,096         12,822         10,541
                1996        13,059         12,921         10,574
                1996        13,195         13,176         10,595
                1996        13,350         13,270         10,595
                1997        13,510         13,400         10,628
                1997        13,708         13,621         10,661
                1997        13,271         13,418         10,688
                1997        13,273         13,560         10,701
                1997        13,782         13,850         10,695
                1997        14,177         14,042         10,708
                1997        14,664         14,428         10,721
                1997        14,713         14,395         10,741
                1997        15,170         14,680         10,768
                1997        15,035         14,693         10,795
                1997        15,084         14,834         10,788
                1997        15,232         14,964         10,775
                1998        15,556         15,233         10,795
                1998        15,771         15,323         10,815
                1998        15,978         15,466         10,835
                1998        15,917         15,527         10,855
                1998        15,861         15,581         10,875
                1998        15,939         15,637         10,888
                1998        16,036         15,726         10,902
                1998        14,742         14,858         10,915
                1998        14,524         14,926         10,929
                1998        14,219         14,620         10,955
                1998        14,925         15,226         10,955
                1998        15,004         15,243         10,949
                1999        15,333         15,469         10,975
                1999        15,214         15,378         10,989
                1999        15,494         15,525         11,022
                1999        16,112         15,826         11,102
                1999        15,860         15,612         11,102
                1999        16,027         15,578         11,102
                1999        16,071         15,641         11,136
                1999        15,916         15,468         11,162
                1999        15,798         15,357         11,216
                1999        15,756         15,255         11,236
                1999        16,111         15,434         11,243
                1999        16,582         15,608         11,243
                2000        16,674         15,541         11,269
                2000        17,113         15,571         11,336
                2000        16,773         15,243         11,430
                2000        16,398         15,268         11,436
                2000        15,954         15,111         11,443
                2000        16,179         15,419         11,510
                2000        16,047         15,536         11,530
                2000        15,933         15,643         11,543
                2000        15,506         15,506         11,603
                2000        14,664         15,009         11,623
                2000        13,119         14,415         11,630
                2000        13,172         14,693         11,623
                2001        14,364         15,794         11,697
                2001        14,334         16,004         11,744
                2001        13,565         15,627         11,770
                2001        13,119         15,433         11,817
                2001        13,242         15,711         11,870
                2001        12,738         15,270         11,890
                2001        12,761         15,495         11,857
                2001        12,902         15,678         11,857
                2001        11,959         14,624         11,911
                2001        12,320         14,986         11,870
                2001        12,695         15,532         11,850
                2001        12,693         15,469         11,804
                2002        12,894         15,577         11,830
                2002        12,587         15,360         11,877
                2002        12,809         15,729         11,944
                2002        12,922         15,974         12,011
                2002        12,699         15,892         12,011
                2002        11,806         14,720         12,017
                2002        11,279         14,077         12,031
                2002        11,374         14,478         12,071
                2002        11,159         14,288         12,091
                2002        10,963         14,164         12,121
                2002        11,627         15,041         12,121
                2002        11,595         15,251         12,094
                2003        11,918         15,759         12,148
                2003        12,132         15,953         12,241
                2003        12,475         16,413         12,315
                2003        13,096         17,386         12,288
                2003        13,190         17,565         12,268
                2003        13,593         18,070         12,282
                2003        13,463         17,871         12,295
                2003        13,660         18,077         12,342
                2003        14,022         18,571         12,382
                2003        14,335         18,946         12,368
                2003        14,491         19,234         12,335
                2003        14,841         19,669         12,322
                2004        15,062         20,044         12,382
                2004        15,031         19,994         12,449
                2004        15,122         20,130         12,529
                2004        15,071         19,993         12,569
                2004        14,862         19,654         12,643
                2004        15,058         19,936         12,683
                2004        15,256         20,207         12,663
                2004        15,508         20,603         12,669
                2004        15,713         20,902         12,696
                2004        16,022         21,280         12,763
                2004        16,153         21,536         12,770
   December 31, 2004       $16,347        $21,858        $12,723


Footnotes read:

** The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTOS OMITTED: PAUL J. OCENASEK AND MARK L. SIMENSTAD]

Thrivent High Yield Portfolio II

Paul J. Ocenasek, (left) and Mark L. Simenstad, (right), Portfolio
Co-Managers

The Thrivent High Yield Portfolio II seeks high current income and, secondarily, capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds."

The Portfolio typically invests a majority of its assets in high yield bonds (commonly referred to as junk bonds). Although high yield bonds typically have a higher current yield than investment-grade bonds, high yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio's prospectus.

During this reporting period, PIMCO, LLC discontinued serving as subadvisor for Partner High Yield Portfolio, and Thrivent Financial assumed day-to-day investment management responsibility for the Portfolio.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Portfolio delivered positive performance for the 12-month period under review, but underperformed both the median of its peer group and its benchmark. Thrivent High Yield Portfolio II returned 8.02% versus its peer group, the Lipper High Current Yield Funds category, which returned 9.60%. The Lehman Brothers High Yield Bond Index returned 11.13% for the same time frame. We believe the Portfolio's emphasis on higher-quality corporate credits was a key factor in its underperformance versus the benchmark. While the Portfolio's positioning and composition for the first half of the year hurt performance relative to our peer group, the investment approach that we implemented when we assumed responsibility for the Portfolio in June 2004, which included restructuring the Portfolio and reducing its risk profile, was instrumental in improving our standing versus our peer group.

What market conditions were present during the period?

Although 2004 began with strong performance, the high-yield bond market barely delivered positive returns for the first half of the year, due to investors' concerns about the sustainability of economic recovery along with the specter of rising interest rates and inflation. Later in the period, when the strength of the economy became more solidified and interest rates actually began to fall, investors' risk tolerance rebounded along with their quest for yield. These factors, coupled with end of the uncertainty surrounding the U.S. presidential election, helped high-yield bonds rally strongly after November, with lower-tiered credits leading the market.

What factors affected the Portfolio's performance?

Two key factors provided the most significant support to performance for the Portfolio's fiscal year: individual credit selection and our efforts in June 2004 to reposition and restructure the Portfolio, which included repositioning the Portfolio to assume a lower risk profile. Second, increasing the Portfolio's exposure to bonds issued by companies in cyclical industries, particularly chemicals and metals, substantially added to performance, since these sectors solidly outperformed the general high-yield market in 2004.

Also adding to performance was our decision to overweight B-rated credits, which represent the "middle" tier of credit quality. By underweighting BB-rated credits (the highest-quality high-yield bonds) and emphasizing a slightly lower-quality credit, we managed to add to performance while maintaining our strict focus on risk management. Finally, our decision to underweight auto-related bonds helped, since this turned out to be one of the weakest sectors for the period.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Communications Services                      21.6%
Consumer Cyclical                            14.3%
Basic Materials                               9.2%
Capital Goods                                 8.6%
Consumer Non-Cyclical                         7.7%
Utilities                                     7.7%
Energy                                        6.0%
Financials                                    4.7%
Technology                                    1.6%
Transportation                                0.9%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                0.0%
Aa                 0.0%
A                  0.3%
Baa                0.7%
Ba                31.7%
B                 52.3%
Caa                5.9%
Ca                 0.0%
C                  0.0%
D                  0.0%
Not Rated          9.1%



Top 10 Holdings by Issuer
(% of Portfolio)

Dow Jones CDX                                          3.4%
Nextel Communications, Inc.                            1.4%
D.R. Horton, Inc.                                      1.3%
Qwest Communications International, Inc.               1.1%
AES Corporation                                        1.0%
Georgia-Pacific Corporation                            1.0%
Qwest Services Corporation                             1.0%
Fisher Scientific International, Inc.                  0.9%
Premcor Refining Group                                 0.9%
Edison Mission Energy                                  0.8%

Footnotes read:
These long term fixed income securities represent 12.8% of the total investment portfolio.

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change. The lists of Top Industries and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.



                               Portfolio Facts
                              December 31, 2004

Net Assets                 $105,135,906               NAV               $6.80
NAV -- High+         1/22/2004 -- $6.87
NAV -- Low+          5/14/2004 -- $6.38

Number of Holdings: 280                + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
1 Year           5-Year                3/2/1998
-----------------------------------------------
8.02%             6.33%                  3.39%



On the negative side, the Portfolio's overall ratings profile detracted from performance relative to the benchmark. Our underweighted exposure to the riskier credits (CCC-rated bonds), which were the outperformers of the high-yield bond universe, hurt us, since the Index holds a larger allocation to this segment of the market. Meanwhile, our decision to underweight airline bonds provided mixed results for the year. Since many consumer cyclical-related bonds performed poorly for the bulk of the year, this positioning helped. However, when airline bonds experienced a marked rally in November and December, our underweighted exposure weighed down our ranking relative to our peers.

What is your outlook?

Our fundamental outlook remains positive in that the economy appears to be growing, the Federal Reserve Board will likely adhere to a measured pace in curbing inflation, and default rates should remain at or near historic lows. All of these factors should bode well for the high-yield bond market. As investors are likely to continue their pursuit of attractive yield, we believe higher-yielding issues will continue to outperform investment-grade bonds. Although not much room remains for capital appreciation in the high-yield market, the prospects for very attractive relative yield appear strong. Overall, we believe we have positioned the Portfolio well for the conditions we anticipate.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                          Merrill         Lehman
                                            Lynch       Brothers
                                             High           High
                              High          Yield          Yield       Consumer
                             Yield       Cash Pay           Bond          Price
Date                  Portfolio II        Index**       Index***      Index****
-------------------------------------------------------------------------------
       March 2, 1998        10,000         10,000         10,000         10,000
                1998        10,090         10,097         10,094         10,019
                1998        10,139         10,145         10,134         10,037
                1998        10,169         10,216         10,169         10,056
                1998        10,219         10,266         10,205         10,068
                1998        10,265         10,325         10,263         10,080
                1998         9,539          9,879          9,697         10,093
                1998         9,475          9,899          9,741         10,105
                1998         9,224          9,736          9,541         10,130
                1998         9,710         10,180          9,937         10,130
                1998         9,675         10,183          9,948         10,124
                1999         9,803         10,284         10,096         10,148
                1999         9,646         10,205         10,036         10,161
                1999         9,690         10,293         10,132         10,191
                1999         9,828         10,454         10,329         10,266
                1999         9,668         10,382         10,189         10,266
                1999         9,628         10,362         10,167         10,266
                1999         9,630         10,378         10,208         10,296
                1999         9,488         10,272         10,095         10,321
                1999         9,328         10,233         10,022         10,371
                1999         9,079         10,173          9,956         10,389
                1999         9,155         10,289         10,073         10,395
                1999         9,245         10,343         10,186         10,395
                2000         9,229         10,292         10,142         10,420
                2000         9,284         10,301         10,099         10,482
                2000         9,126         10,157          9,886         10,568
                2000         9,147         10,160          9,902         10,574
                2000         9,015         10,049          9,801         10,581
                2000         9,171         10,221         10,000         10,642
                2000         9,100         10,294         10,076         10,661
                2000         9,247         10,420         10,145         10,673
                2000         9,169         10,359         10,057         10,729
                2000         9,005         10,055          9,735         10,747
                2000         8,788          9,740          9,349         10,754
                2000         9,109          9,951          9,530         10,747
                2001         9,521         10,545         10,243         10,815
                2001         9,563         10,711         10,380         10,859
                2001         9,407         10,570         10,135         10,883
                2001         9,301         10,454         10,009         10,927
                2001         9,352         10,655         10,190         10,976
                2001         9,088         10,436          9,904         10,994
                2001         9,213         10,598         10,049         10,964
                2001         9,282         10,700         10,168         10,964
                2001         8,767         10,014          9,485         11,013
                2001         9,053         10,309          9,719         10,976
                2001         9,254         10,644         10,074         10,957
                2001         9,238         10,569         10,033         10,914
                2002         9,260         10,628         10,103         10,939
                2002         9,152         10,526          9,962         10,982
                2002         9,254         10,776         10,201         11,044
                2002         9,326         10,947         10,360         11,106
                2002         9,265         10,888         10,307         11,106
                2002         8,776         10,111          9,547         11,112
                2002         8,348          9,711          9,130         11,124
                2002         8,694          9,954          9,390         11,161
                2002         8,494          9,801          9,267         11,180
                2002         8,560          9,719          9,186         11,208
                2002         9,132         10,301          9,755         11,208
                2002         9,274         10,458          9,892         11,183
                2003         9,515         10,759         10,221         11,232
                2003         9,651         10,897         10,347         11,319
                2003         9,850         11,179         10,645         11,387
                2003        10,353         11,807         11,276         11,362
                2003        10,469         11,932         11,392         11,344
                2003        10,729         12,260         11,720         11,356
                2003        10,600         12,085         11,591         11,368
                2003        10,773         12,237         11,724         11,412
                2003        11,025         12,570         12,045         11,449
                2003        11,238         12,827         12,288         11,436
                2003        11,349         13,004         12,474         11,405
                2003        11,631         13,305         12,757         11,393
                2004        11,742         13,512         13,000         11,449
                2004        11,653         13,503         12,967         11,511
                2004        11,699         13,598         13,056         11,585
                2004        11,614         13,500         12,967         11,622
                2004        11,476         13,285         12,747         11,690
                2004        11,591         13,479         12,930         11,727
                2004        11,749         13,660         13,106         11,708
                2004        11,935         13,910         13,363         11,715
                2004        12,120         14,104         13,557         11,739
                2004        12,351         14,365         13,801         11,801
                2004        12,418         14,511         13,968         11,807
   December 31, 2004       $12,564        $14,727        $14,176        $11,764


Footnotes read:

** The Merrill Lynch High Yield Cash Pay Index is an index comprised of approximately 1,200 "cash pay" high yield bonds representative of the high-yield market as a whole. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers High Yield Bond Index serves as a better reflection of the Portfolio's current investment strategy than does the Merrill Lynch High Yield Cash Pay Index.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTOS OMITTED: MICHAEL G. LANDREVILLE AND ALAN D. ONSTAD]

Thrivent Income Portfolio

Michael G. Landreville, (left) and Alan D. Onstad, (right), Portfolio
Co-Managers

The Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and prepayment and extension risk which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Thrivent Income Portfolio produced a 4.74% return, while its Lipper Inc. Corporate Debt Funds BBB-Rated Funds peer group earned a 4.74% median return. The Portfolio's market benchmark, the Lehman Brothers Aggregate Bond Index, earned a 4.34% return during the period.

What market conditions were present during the period?

Staccato movements in interest rates -- largely the result of employment uncertainty -- characterized an unusual 12-month period. In April, rates rose precipitously on the expectation of impending job growth. Then, as the economy slowed and July employment figures took a nosedive, the bond market rallied, which sent rates lower.

The June commencement of the Federal Reserve Board's tightening program brought a significant drop in longer term Treasury interest rates -- a nearly unprecedented event in the face of a Fed tightening cycle. A weak U.S. dollar also sparked a tremendous run on U.S. Treasury securities by foreign central banks. This likely kept an artificial lid on interest rates and helped drive them lower in the second half of 2004.

Concerns about terrorism also contributed to holding rates lower than might be expected given the economic conditions. With bonds viewed as a safe haven during this time, many investors bought them with a goal of preserving value, which drove rates even lower.

What factors affected the Portfolio's performance?

Positive contributors to the Portfolio's performance include a significant weighting in Treasury Inflation Protected Securities (TIPS), which performed very well relative to Treasuries before we sold them off during the second quarter. Our corporate bond holdings, largely in the A-rated and BBB-rated categories, also outperformed other categories of investment-grade corporate bonds during the period and helped pace the Portfolio's outperformance relative to its market index.

The Portfolio's relative performance was adversely affected by its conservative positioning during much of the period. Our expectations of a stronger economy and higher interest rates -- in part due to the Fed's tightening efforts -- was the impetus for this positioning. However, several factors contributed to lower-than-expected rates.

With high geopolitical volatility and uncertainty surrounding the U.S. presidential election, many businesses delayed capital investments. As this attitude became more pervasive, it became a self-fulfilling prophecy. And, when intermediate and longer-term rates declined, the Portfolio's position, short on the yield curve, hurt its performance relative to its peers and market index.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                                  24.9%
Financials                                   11.6%
Asset-Backed Securities                      10.7%
Utilities                                     9.6%
Commercial Mortgage-Backed Securities         7.5%
Mortgage-Backed Securities                    7.3%
Foreign                                       2.1%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa               43.2%
Aa                 1.8%
A                  9.4%
Baa               30.8%
Ba                10.7%
B                  3.0%
Caa                0.0%
Ca                 0.0%
C                  0.0%
D                  0.0%
Not Rated          1.1%



Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                                    5.5%
Lehman Brothers, Inc.                                  2.3%
U.S. Treasury Bonds                                    2.1%
Federal National Mortgage Association
15-Yr. Conventional                                    1.8%
U.S. Treasury Inflation Indexed Bonds                  1.4%
U.S. Treasury Principal Strips                         1.3%
Federal Home Loan Mortgage
Corporation                                            1.3%
Chase Credit Card Master Trust                         1.1%
Federal National Mortgage Association                  0.9%
Equitable Life Assurance Society USA                   0.9%

Footnotes read:
These long term fixed income securities represent 18.6% of the total investment portfolio.

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.



                              Portfolio Facts
                             December 31, 2004

Net Assets                 $985,059,810           NAV              $10.23
NAV -- High+         3/9/2004 -- $10.41
NAV -- Low+          6/14/2004 -- $9.89

Number of Holdings: 173            + For the year ended December 31, 2004

          Average Annual Total Returns 1
                December 31, 2004

1  Year            5-Year             10-Year
-----------------------------------------------
4.74%              7.33%                7.42%



What is your outlook?

We remain relatively positive about the economy and anticipate modest but solid growth. For that reason, we still believe in corporate bonds and will maintain a slight overweighted stance. And while we believe a rise in rates is likely, we do not believe they will rise precipitously. We will, therefore, remain neutral to slightly short on our duration posture and keep a close eye on conditions that could effect a change in rates.

Another factor that we will closely monitor is the price of oil. If oil prices do fall, as we expect they will, it could positively influence economic growth. At the same time, falling prices could work against bond prices by putting upward pressure on interest rates. The same could be said for a strengthening U.S. dollar, which we anticipate will occur during 2005.

In anticipation of a flatter yield curve, we have positioned the Portfolio using a blend of Treasuries from both ends of the duration spectrum. We will also continue to seek opportunities to add more TIPS and will remain underweighted in mortgage-backed securities, as we believe they are fully valued.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                           Lehman
                                         Brothers
                                        Aggregate       Consumer
                            Income           Bond          Price
Date                     Portfolio         Index*        Index**
----------------------------------------------------------------
   December 31, 1994        10,000         10,000         10,000
                1995        10,181         10,198         10,040
                1995        10,414         10,440         10,080
                1995        10,473         10,504         10,114
                1995        10,652         10,651         10,147
                1995        11,114         11,063         10,167
                1995        11,205         11,144         10,187
                1995        11,140         11,120         10,187
                1995        11,281         11,254         10,214
                1995        11,389         11,363         10,234
                1995        11,564         11,511         10,267
                1995        11,744         11,683         10,261
                1995        11,935         11,847         10,254
                1996        12,004         11,926         10,314
                1996        11,751         11,719         10,347
                1996        11,635         11,637         10,401
                1996        11,563         11,572         10,441
                1996        11,556         11,548         10,461
                1996        11,699         11,703         10,468
                1996        11,723         11,736         10,488
                1996        11,680         11,716         10,508
                1996        11,908         11,920         10,541
                1996        12,184         12,184         10,574
                1996        12,436         12,393         10,595
                1996        12,323         12,278         10,595
                1997        12,361         12,315         10,628
                1997        12,420         12,346         10,661
                1997        12,237         12,209         10,688
                1997        12,380         12,392         10,701
                1997        12,510         12,509         10,695
                1997        12,691         12,657         10,708
                1997        13,067         12,998         10,721
                1997        12,928         12,888         10,741
                1997        13,136         13,078         10,768
                1997        13,241         13,268         10,795
                1997        13,301         13,329         10,788
                1997        13,401         13,463         10,775
                1998        13,582         13,635         10,795
                1998        13,604         13,625         10,815
                1998        13,682         13,672         10,835
                1998        13,758         13,744         10,855
                1998        13,878         13,874         10,875
                1998        14,008         13,991         10,888
                1998        14,030         14,021         10,902
                1998        14,125         14,249         10,915
                1998        14,520         14,583         10,929
                1998        14,435         14,506         10,955
                1998        14,606         14,588         10,955
                1998        14,658         14,632         10,949
                1999        14,799         14,736         10,975
                1999        14,459         14,479         10,989
                1999        14,547         14,559         11,022
                1999        14,583         14,606         11,102
                1999        14,370         14,478         11,102
                1999        14,297         14,432         11,102
                1999        14,243         14,370         11,136
                1999        14,209         14,363         11,162
                1999        14,356         14,529         11,216
                1999        14,372         14,583         11,236
                1999        14,404         14,582         11,243
                1999        14,363         14,512         11,243
                2000        14,311         14,464         11,269
                2000        14,482         14,639         11,336
                2000        14,643         14,832         11,430
                2000        14,548         14,790         11,436
                2000        14,486         14,783         11,443
                2000        14,857         15,090         11,510
                2000        14,981         15,227         11,530
                2000        15,208         15,448         11,543
                2000        15,264         15,545         11,603
                2000        15,308         15,648         11,623
                2000        15,497         15,904         11,630
                2000        15,851         16,199         11,623
                2001        16,201         16,464         11,697
                2001        16,359         16,607         11,744
                2001        16,375         16,691         11,770
                2001        16,278         16,622         11,817
                2001        16,380         16,722         11,870
                2001        16,392         16,785         11,890
                2001        16,773         17,160         11,857
                2001        16,950         17,357         11,857
                2001        16,983         17,559         11,911
                2001        17,376         17,927         11,870
                2001        17,162         17,679         11,850
                2001        17,017         17,567         11,804
                2002        17,118         17,709         11,830
                2002        17,258         17,881         11,877
                2002        17,022         17,584         11,944
                2002        17,269         17,924         12,011
                2002        17,379         18,077         12,011
                2002        17,393         18,233         12,017
                2002        17,243         18,453         12,031
                2002        17,564         18,765         12,071
                2002        17,796         19,069         12,091
                2002        17,509         18,981         12,121
                2002        17,606         18,976         12,121
                2002        17,995         19,368         12,094
                2003        18,110         19,385         12,148
                2003        18,440         19,653         12,241
                2003        18,492         19,637         12,315
                2003        18,805         19,800         12,288
                2003        19,219         20,168         12,268
                2003        19,256         20,128         12,282
                2003        18,689         19,451         12,295
                2003        18,808         19,581         12,342
                2003        19,285         20,099         12,382
                2003        19,234         19,912         12,368
                2003        19,303         19,959         12,335
                2003        19,527         20,162         12,322
                2004        19,705         20,325         12,382
                2004        19,881         20,545         12,449
                2004        20,029         20,699         12,529
                2004        19,550         20,160         12,569
                2004        19,429         20,080         12,643
                2004        19,525         20,193         12,683
                2004        19,698         20,393         12,663
                2004        20,051         20,783         12,669
                2004        20,161         20,839         12,696
                2004        20,371         21,013         12,763
                2004        20,224         20,846         12,770
   December 31, 2004       $20,452        $21,038        $12,723


Footnotes read:

* The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.


[PHOTO OMITTED: STEVEN H. C. LEE]

Thrivent Bond Index Portfolio

Steven H. C. Lee, Portfolio Manager

The Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and prepayment and extension risk which may result in overall price fluctuations over short or even extended time periods. While the Portfolio attempts to closely track the Lehman Brothers Aggregate Bond Index, it does not duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Thrivent Bond Index Portfolio returned 3.91% versus its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 4.34%. Given the period's backdrop of consecutive interest rate hikes, we're generally pleased with the Portfolio's relative performance.

What market conditions were present during the period?

Economists and investors alike kept watchful eyes on productivity, inflation and employment numbers. Although the period experienced muted optimism regarding jobless claims and payroll increases, the Federal Reserve remained generally optimistic about the U.S. economy's resilience and employed an accommodative policy of "measured" rate increases. This resulted in the federal funds rate increasing by 25-basis-points on June 30, Aug. 10, Sept. 21, Nov. 10 and Dec. 14 -- going from 1.00% to 2.25% by year end.

Representing somewhat of an anomaly was the stabilization or declining of interest rates on the longer end of the yield curve (for example, 10-year Treasuries) in the midst of the Fed's tightening policy. Typically, during Fed tightening, the yield curve rises across the board. The fact that bond prices rose over the period was due, in part, to increased buying from foreign investors across all sectors of the bond market.

Comparing bond sector performance for the year, we saw corporates -- especially the lowest investment-grade BBBs -- take the lead. This was due to corporate issuers' solid balance sheets and strong earnings. Hence, the more credit risk an investor was willing to take in 2004, the better return they experienced. Even so, investors should be generally pleased with the performance of bonds across the board, as all broad bond sectors produced positive excess returns for the year.

What factors affected the Portfolio's performance?

The predominant strategy of the Portfolio is to keep its risk characteristics in line with its market benchmark, the Lehman U.S. Aggregate Bond Index, especially duration, sectors weightings and security characteristics. We kept the portfolio's duration (a measure of interest rate sensitivity) in line with the Aggregate Index throughout the year. At year end, the Portfolio's duration was 4.26 versus 4.27 for the Index.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Mortgage-Backed Securities                   22.9%
Industrials                                   8.3%
Financials                                    4.9%
Commercial Mortgage-Backed Securities         1.8%
Foreign                                       1.6%
Utilities                                     1.0%
Asset-Backed Securities                       0.7%



[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa               76.0%
Aa                 2.1%
A                  9.9%
Baa               11.8%
Ba                 0.2%
B                  0.0%
Caa                0.0%
Ca                 0.0%
C                  0.0%
D                  0.0%
Not Rated          0.0%



Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                                    7.7%
Federal National Mortgage Association
15-Yr. Conventional                                    3.4%
Federal Home Loan Mortgage
Corporation Gold 30-Yr. Conventional                   3.1%
U.S. Treasury Notes                                    3.0%
U.S. Treasury Bonds                                    2.5%
Federal National Mortgage Association
15-Yr. Conventional                                    1.9%
Federal Home Loan Mortgage
Corporation Gold 30-Yr.                                1.7%
U.S. Treasury Notes                                    1.5%
U.S. Treasury Notes                                    1.3%
U.S. Treasury Notes                                    1.2%

Footnotes read:
These long term fixed income securities represent 27.3% of the total investment portfolio.

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.


                           Portfolio Facts
                          December 31, 2004

Net Assets                 $275,637,618              NAV              $10.52
NAV -- High+        3/17/2004 -- $10.77
NAV -- Low+         6/14/2004 -- $10.18

Number of Holdings: 328               + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004

                                           From
                                      Inception
1  Year           5-Year              6/14/1995
-----------------------------------------------
3.91%              7.37%                6.49%



Since we keep our duration and our sector weightings (such as Treasuries, government agencies, mortgage-backed securities and corporates) very close to the Index, the primary factors driving performance differences are our issue selection in corporates and yield curve sensitivity. For example, we own fewer specific corporate names than the very broad Index, so most of our corporate holdings are overweights versus the Index. The Index holds a very large number of names which we don't own; all of these are underweights. Our corporate positions are concentrated among the largest issuers in the Index, and the largest issuers underperformed the broad Index in 2004. While we had no specific problem credits, our weaker credit selection versus the Index did hold back the Portfolio's return somewhat for the period. Additionally while the duration is very close to the Index, we can have greater or lesser sensitivity to movements in specific segments of the yield curve. The Portfolio's fees and expenses are also factors to consider when comparing the Portfolio's performance to the Index, which is not available for direct investment and does not have associated expenses or fees.

What is your outlook?

We expect the Fed to continue to raise short-term rates at a moderate pace and to keep a watchful eye on economic data, such as employment, inflation and gross domestic product. If there are signs of inflation rising more than anticipated, we expect the Fed to react more aggressively and to accelerate its policy.

As is typical in a rising rate environment, bonds will likely experience challenges to performance going forward, especially in high-quality categories. We also anticipate that the yield curve will flatten significantly, reducing the "spread" between short- and long-term rates. As such, we will focus our attention on aligning the Portfolio with the Index's position on the yield curve in order to mirror its performance. We will continue to work with our credit analysis team to select individual corporate bonds that will represent the Index and provide opportunities to beat the Index.

As always, we will manage in accordance to the Portfolio's objective of performing in line with the Lehman U.S. Aggregate Bond Index and will actively seek value through individual securities.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                           Lehman
                                         Brothers
                              Bond      Aggregate       Consumer
                             Index           Bond          Price
Date                     Portfolio         Index*        Index**
----------------------------------------------------------------
       June 14, 1995        10,000         10,000         10,000
                1995         9,988          9,988         10,020
                1995         9,956          9,966         10,020
                1995        10,072         10,086         10,046
                1995        10,164         10,184         10,066
                1995        10,308         10,316         10,099
                1995        10,447         10,471         10,092
                1995        10,581         10,618         10,085
                1996        10,652         10,688         10,145
                1996        10,463         10,503         10,177
                1996        10,388         10,430         10,230
                1996        10,329         10,371         10,269
                1996        10,309         10,350         10,289
                1996        10,427         10,489         10,296
                1996        10,454         10,518         10,315
                1996        10,424         10,500         10,335
                1996        10,609         10,683         10,368
                1996        10,833         10,920         10,401
                1996        10,975         11,107         10,421
                1996        10,909         11,003         10,421
                1997        10,944         11,037         10,453
                1997        10,957         11,064         10,486
                1997        10,845         10,942         10,512
                1997        11,002         11,106         10,526
                1997        11,096         11,211         10,519
                1997        11,232         11,344         10,532
                1997        11,526         11,650         10,545
                1997        11,424         11,550         10,565
                1997        11,591         11,721         10,591
                1997        11,759         11,891         10,618
                1997        11,811         11,945         10,611
                1997        11,930         12,066         10,598
                1998        12,083         12,220         10,618
                1998        12,075         12,211         10,637
                1998        12,118         12,253         10,657
                1998        12,171         12,317         10,677
                1998        12,278         12,434         10,696
                1998        12,397         12,540         10,710
                1998        12,414         12,566         10,723
                1998        12,657         12,771         10,736
                1998        12,945         13,070         10,749
                1998        12,871         13,001         10,775
                1998        12,917         13,074         10,775
                1998        12,955         13,114         10,769
                1999        13,026         13,207         10,795
                1999        12,800         12,977         10,808
                1999        12,869         13,049         10,841
                1999        12,896         13,090         10,920
                1999        12,752         12,975         10,920
                1999        12,710         12,934         10,920
                1999        12,671         12,879         10,953
                1999        12,662         12,872         10,979
                1999        12,817         13,022         11,032
                1999        12,846         13,070         11,051
                1999        12,841         13,069         11,058
                1999        12,780         13,006         11,058
                2000        12,725         12,963         11,084
                2000        12,866         13,120         11,150
                2000        13,033         13,293         11,242
                2000        13,004         13,255         11,248
                2000        12,987         13,249         11,255
                2000        13,251         13,524         11,321
                2000        13,360         13,647         11,340
                2000        13,564         13,845         11,354
                2000        13,663         13,932         11,413
                2000        13,739         14,024         11,432
                2000        13,982         14,254         11,439
                2000        14,243         14,518         11,432
                2001        14,542         14,756         11,505
                2001        14,672         14,884         11,551
                2001        14,672         14,959         11,577
                2001        14,599         14,897         11,623
                2001        14,666         14,987         11,675
                2001        14,722         15,043         11,695
                2001        15,049         15,380         11,662
                2001        15,226         15,556         11,662
                2001        15,442         15,737         11,715
                2001        15,759         16,066         11,675
                2001        15,550         15,845         11,656
                2001        15,449         15,744         11,610
                2002        15,551         15,872         11,636
                2002        15,715         16,025         11,682
                2002        15,416         15,759         11,748
                2002        15,701         16,064         11,813
                2002        15,841         16,201         11,813
                2002        15,983         16,341         11,820
                2002        16,202         16,538         11,833
                2002        16,457         16,817         11,873
                2002        16,723         17,090         11,892
                2002        16,666         17,011         11,922
                2002        16,604         17,007         11,922
                2002        16,944         17,358         11,896
                2003        16,936         17,374         11,948
                2003        17,180         17,613         12,040
                2003        17,157         17,599         12,113
                2003        17,293         17,745         12,086
                2003        17,596         18,075         12,067
                2003        17,558         18,039         12,080
                2003        16,937         17,433         12,093
                2003        17,038         17,549         12,139
                2003        17,503         18,013         12,178
                2003        17,332         17,845         12,165
                2003        17,376         17,888         12,132
                2003        17,552         18,070         12,119
                2004        17,686         18,215         12,178
                2004        17,865         18,413         12,244
                2004        18,007         18,551         12,323
                2004        17,535         18,068         12,363
                2004        17,440         17,996         12,435
                2004        17,540         18,098         12,474
                2004        17,709         18,277         12,455
                2004        18,036         18,626         12,461
                2004        18,080         18,676         12,487
                2004        18,223         18,833         12,553
                2004        18,077         18,683         12,560
   December 31, 2004       $18,238        $18,854        $12,514


Footnotes read:

* The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.




[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, Portfolio Manager

The Thrivent Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and prepayment and extension risk which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Thrivent Limited Maturity Bond Portfolio produced a 1.89% return while its Lipper Inc. Short-Intermediate Investment Grade Debt Funds peer group produced a 1.44% median return. During the same period, its market benchmark, the Lehman Government/Credit 1-5 Year Bond Index, delivered a 1.85% return.

What market conditions were present during the period?

Fixed-income investors spent much of 2004 weathering the effects of significant and abrupt turns in the market. Uncertainty about employment, which sparked interest-rate volatility, was a major catalyst of this erratic environment.

The June commencement of the Federal Reserve Board's tightening program brought a significant drop in longer term Treasury interest rates -- a nearly unprecedented event in the face of a Fed tightening cycle. A weak U.S. dollar also sparked a tremendous run on U.S. Treasury securities by foreign central banks seeking to slow their currency's appreciation against the dollar and avoid raising the prices of their U.S. exports. This likely kept an artificial lid on interest rates and helped drive them lower in the second half of 2004.

Concerns about terrorism also contributed to holding rates lower than might be expected given the economic conditions. With bonds viewed as a safe haven during this time, many investors bought them with a goal of preserving value, which drove rates even lower.

What factors affected the Portfolio's performance?

Positive contributors to the Portfolio's outperformance included its corporate bond holdings. These bonds, largely in the A-rated and BBB-rated categories, outperformed other categories of investment-grade corporate bonds during the period. The Portfolio also benefited from a significant weighting in Treasury Inflation Protected Securities (TIPS), which performed very well relative to Treasuries before we sold them off during the second quarter.

The Portfolio's relative performance was adversely affected by its conservative positioning during much of the period. Our expectations of a stronger economy and higher interest rates -- in part due to the Fed's tightening efforts -- was the impetus for this positioning. However, several factors contributed to lower-than-expected rates.

With high geopolitical volatility and uncertainty surrounding the U.S. presidential election, many businesses delayed capital investments. As this attitude became more pervasive, it became a self-fulfilling prophecy. And, when intermediate and longer-term rates declined, the Portfolio's position, short on the yield curve, hurt its performance relative to its peers and market index.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                                  13.4%
Mortgage-Backed Securities                   13.2%
Asset-Backed Securities                      13.1%
Financials                                   12.8%
Commercial Mortgage-Backed Securities         5.6%
Utilities                                     4.7%
Foreign                                       1.8%
Municipal Bonds                               0.4%
Consumer Non-Cyclical                         0.2%



[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa               57.3%
Aa                 8.4%
A                  8.3%
Baa               19.1%
Ba                 6.5%
B                  0.3%
Caa                0.0%
Ca                 0.0%
C                  0.0%
D                  0.0%
Not Rated          0.1%


Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
15-Yr. Conventional                                    6.7%
Federal National Mortgage Association
30-Yr. Conventional                                    6.5%
Morgan Stanley and Company                             3.9%
U.S. Treasury Notes                                    3.6%
U.S. Treasury Notes                                    1.9%
U.S. Treasury Notes                                    1.3%
Countrywide Asset-Backed Certificates                  1.0%
U.S. Treasury Notes                                    1.0%
Renaissance Home Equity Loan Trust                     0.9%
Nissan Auto Lease Trust Series                         0.8%

Footnotes read:
These long term fixed income securities represent 27.6% of the total investment portfolio.

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.


                             Portfolio Facts
                            December 31, 2004

Net Assets                 $316,153,649             NAV              $10.09
NAV -- High+        3/17/2004 -- $10.33
NAV -- Low+          6/14/2004 -- $9.99

Number of Holdings: 166              + For the year ended December 31, 2004


          Average Annual Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                      11/30/2001
-----------------------------------------------
          1.89%                       3.72%



What is your outlook?

We remain relatively positive about the economy and anticipate modest but solid growth. For that reason, we still believe in corporate bonds and will maintain a slight overweight stance. And while we believe a rise in rates is likely, we do not believe they will rise precipitously. We will, therefore, remain neutral to slightly short on our duration posture and monitor conditions that could effect a change in rates.

Another factor that we will closely monitor is the price of oil. If oil prices do fall, as we expect they will, it could positively influence economic growth but work against bond prices by putting upward pressure on interest rates. The same could be said for a strengthening U.S. dollar, which we anticipate will occur during 2005.

In anticipation of a flatter yield curve, we have positioned the Portfolio using a blend of Treasuries from both ends of the duration spectrum. We will also continue to look for opportunities to add more TIPS and will remain underweighted in mortgage-backed securities, as we believe they are fully valued.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                           Lehman
                                         Brothers
                           Limited    Government/
                          Maturity      Corporate       Consumer
                              Bond       1-5 Year          Price
Date                     Portfolio    Bond Index*        Index**
----------------------------------------------------------------
   November 30, 2001        10,000         10,000         10,000
                2001         9,939          9,952          9,961
                2002        10,005         10,022          9,983
                2002        10,072         10,119         10,023
                2002         9,970          9,985         10,079
                2002        10,093         10,163         10,135
                2002        10,153         10,252         10,135
                2002        10,213         10,342         10,141
                2002        10,267         10,466         10,152
                2002        10,332         10,591         10,186
                2002        10,422         10,732         10,203
                2002        10,393         10,725         10,228
                2002        10,381         10,713         10,228
                2002        10,514         10,896         10,206
                2003        10,526         10,907         10,251
                2003        10,639         11,029         10,330
                2003        10,641         11,035         10,392
                2003        10,751         11,104         10,369
                2003        10,874         11,241         10,353
                2003        10,904         11,244         10,364
                2003        10,735         10,973         10,375
                2003        10,753         11,021         10,415
                2003        10,929         11,264         10,448
                2003        10,889         11,186         10,437
                2003        10,898         11,204         10,409
                2003        10,985         11,312         10,398
                2004        11,032         11,386         10,448
                2004        11,114         11,494         10,505
                2004        11,180         11,568         10,573
                2004        10,993         11,320         10,606
                2004        10,955         11,280         10,668
                2004        10,972         11,340         10,702
                2004        11,024         11,438         10,685
                2004        11,126         11,625         10,691
                2004        11,141         11,645         10,714
                2004        11,190         11,730         10,770
                2004        11,135         11,654         10,776
   December 31, 2004       $11,193        $11,735        $10,736


Footnotes read:

* The Lehman Brothers Government/Corporate 1-5 Year Bond Index is an index comprised of securities in the intermediate maturity range of one to five years. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTOS OMITTED: GREGORY R. ANDERSON AND SCOTT A. LALIM]

Thrivent Mortgage Securities Portfolio

Gregory R. Anderson (left) and Scott A. Lalim (right), Portfolio
Co-Managers

The Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. The real estate industry--and therefore, the performance of the portfolio--is highly sensitive to economic conditions. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed by the U.S. Government. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

During the 12-month period ended Dec. 31, 2004, the Thrivent Mortgage Securities Portfolio garnered a 4.02% total return, outperforming the 3.61% median return of its Lipper Inc. U.S. Mortgage peer group. The Portfolio's market benchmark, the Lehman Brothers Mortgage-Backed Securities Index, returned 4.70% during the period.

What market conditions were present during the period?

During the period, the biggest surprise for the bond market was the course of interest rates. As the economy exhibited above-average growth, there were widespread expectations among economists and portfolio managers of higher intermediate and long-term interest rates. On the contrary, while the federal funds rate increased by 1.25% throughout the year, longer-term rates, such as 10-year Treasuries, actually declined.

Even high oil prices did not spark higher interest rates as might be expected, based on historical precedent. Instead, the bond market's anticipation that higher oil prices would slow the economy -- rather than raise inflation -- actually put downward pressure on interest rates.

Uncertainty regarding the U.S. presidential election, the course of events in Iraq and fear of possible terrorist attacks contributed to the volatility in the market and helped keep interest rates low. In addition, a weak dollar resulted in higher-than-expected demand from overseas investors for U.S. Treasuries and U.S. fixed-income securities.

What factors affected the Portfolio's performance?

During the second half of 2004, interest rates were range-bound and all spread sectors enjoyed robust performance. The Portfolio's higher weighting in mortgage securities and a lower weighting in cash and U.S. Treasuries relative to its Lipper Inc. peers encapsulates much of its relative outperformance.

We maintained a higher weighting in mortgage securities in response to the confined trading range of the bond market. This proved beneficial as mortgage-backed securities, commercial mortgage-backed securities and others performed very well during the period. Another positive factor in the Portfolio's performance relative to its peer group was opportunistic investment in government agency securities during the period.

The Portfolio's underperformance relative to its Lehman market index is primarily due to the fact that the Lehman Mortgage Index maintains 100% mortgage-backed securities, which delivered exceptional returns during the period. While the Portfolio maintains a high percentage of mortgage-backed securities, it also includes commercial mortgage-backed securities, asset backed securities, Treasuries, agencies and cash -- all of which underperformed relative to mortgage-backed securities. This overall positioning is consistent with our Lipper peers.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Mortgage-Backed Securities                   45.1%
Asset-Backed Securities                      25.3%
Commercial Mortgage-Backed Securities        15.9%
Financials                                    1.9%



[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa              100.0%
Aa                 0.0%
A                  0.0%
Baa                0.0%
Ba                 0.0%
B                  0.0%
Caa                0.0%
Ca                 0.0%
C                  0.0%
D                  0.0%
Not Rated          0.0%


Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                                    19.9%
Federal National Mortgage Association
30-Yr. Conventional                                    16.3%
Federal Home Loan Mortgage
Corporation 15-Yr. Conventional                        5.9%
Federal Home Loan Mortgage
Corporation 15-Yr. Conventional                        3.0%
Residential Asset Securities Corporation               2.4%
Chase Credit Card Master Trust                         1.9%
Providian Gateway Master Trust                         1.9%
Commercial Mortgage Pass-Through
Certificates                                           1.9%
Bear Stearns Commercial Mortgage
Securities, Inc.                                       1.9%
Volkswagon Auto Lease Trust                            1.9%

Footnotes read:
These long term fixed income securities represent 57.0% of the total investment portfolio.

Quoted Top Industries, Moody's Bond Quality Rating Distributions and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments. Moody's Bond Quality Ratings only reflect long-term fixed income securities.


                              Portfolio Facts
                             December 31, 2004

Net Assets                  $57,394,845               NAV               $9.99
NAV -- High+         3/8/2004 -- $10.12
NAV -- Low+          6/14/2004 -- $9.73

Number of Holdings: 41                 + For the year ended December 31, 2004




                 Total Returns 1
                December 31, 2004
                                           From
                                      Inception
         1 Year                        4/30/2003
-----------------------------------------------
         4.02%                         3.51%


What is your outlook?

Looking ahead, we expect that the higher interest rates anticipated by the bond market for some time should materialize in the coming 12-18 months. We are optimistic that economic growth will remain above average -- in the three-and-a-half percent range.

However, it's difficult to imagine that the effects of a weak dollar and higher commodity prices will not translate into higher inflation. We anticipate that the Federal Reserve Board will continue to raise rates, with higher intermediate and long-term rates to follow.

Looking ahead, demand for higher-yielding fixed income securities such as mortgage-backed securities is expected to remain strong. On a risk-adjusted basis, mortgage securities continue to generate superior returns among the fixed-income asset classes. Our plan is to maintain an overweighted stance in mortgage securities and maintain an underweighted position in Treasuries and cash relative to our peers. In addition, we will position the Portfolio with a high-quality, short duration bias. If interest rates and volatility rise, we will be in a good position to quickly reposition the Portfolio to take advantage of the evolving investment landscape.


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment 1

                                            Lehman
                                          Brothers
                                          Mortgage-
                          Mortgage         Backed       Consumer
                        Securities     Securities          Price
Date                     Portfolio         Index*        Index**
----------------------------------------------------------------
      April 30, 2003        10,000         10,000         10,000
                2003        10,057         10,008          9,984
                2003        10,065         10,025          9,995
                2003         9,836          9,837         10,005
                2003         9,890          9,907         10,044
                2003        10,056         10,076         10,076
                2003        10,038         10,041         10,065
                2003        10,070         10,062         10,038
                2003        10,185         10,170         10,027
                2004        10,253         10,233         10,076
                2004        10,323         10,320         10,131
                2004        10,377         10,365         10,196
                2004        10,197         10,180         10,229
                2004        10,166         10,158         10,288
                2004        10,229         10,248         10,321
                2004        10,319         10,340         10,305
                2004        10,450         10,499         10,310
                2004        10,471         10,515         10,332
                2004        10,546         10,600         10,386
                2004        10,527         10,574         10,392
   December 31, 2004       $10,594        $10,648        $10,354


Footnotes read:

* The Lehman Brothers Mortgage-Backed Securities (MBS) Index is formed by grouping the universe of over 600,000 individual fixed rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.



[PHOTO OMITTED: WILLIAM D. STOUTEN]

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

The Thrivent Money Market Portfolio seeks the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt instruments.

The principal risk of investing in the Money Market Portfolio is current income risk -- that is, the income the fund receives may fall as a result of a decline in interest rates. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Investments in the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. These and other risks are described in the Portfolio's prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2004?

The Thrivent Money Market Portfolio returned 0.97%, solidly beating the 0.85% performance of the Portfolio's benchmark, the Lipper Inc. peer group of similar money market funds, and ranking in the top quartile of its peers.

We are extremely pleased with the Portfolio's outperformance, given its ultra-conservative objective and strict adherence to safety and liquidity.

What market conditions were present during the period?

Characterized by a dichotomy of economic forces, the period saw solid gross domestic product growth (averaging 4% per quarter) and strong consumer spending, tempered with spells of erratic job growth, uncertain corporate earnings prospects and spikes in oil prices. Even so, the Federal Reserve Board (the Fed) remained generally optimistic about the economy's prospects and adhered to a policy of "measured" rate increases to ward off inflation. The Federal Open Market Committee raised the federal funds rate in five 25-basis-point increments on June 30, Aug. 10, Sept. 21, Nov. 10 and Dec. 14 -- going from 1.00% to 2.25%.

What factors affected the Portfolio's performance?

From a portfolio management perspective, the most prominent factor over the period was discerning the Fed's stance -- if it would enact consecutive interest rate increases and to what magnitude. Inferring that the Fed would most likely act in line with its earlier statements and posturing, we prepared for upward adjustments to the federal funds rate by maintaining an equal-to-below weighted-average maturity versus other taxable money market portfolios -- 35 days versus 39 days, respectively, as of Dec. 27, 2004.

By focusing on the shorter (three- and six-month) end of the yield curve versus the one-year end, we were able to keep the Portfolio liquid and thus reprice more quickly, taking advantage of higher yields during the Fed's tightening cycle. In terms of safety, we kept the Portfolio focused in high credit-quality instruments, averaging a AA- rating from the Standard & Poor's Corporation.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                   47.7%
Banking                                      12.5%
Consumer Cyclical                            10.2%
Asset-Backed Commercial Paper                 8.4%
Consumer Non-Cyclical                         6.6%
Other                                         2.0%
Education                                     1.9%
U.S. Municipal                                1.6%
Energy                                        1.2%


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Commercial Paper -- 62.2%
Variable Rate Notes -- 22.1%
U.S. Government -- 7.9%
Certificates of Deposit -- 5.8%
Other -- 2.0%


Footnote reads:
Quoted Top Industries and Portfolio Composition is subject to change.



                               Portfolio Facts
                              December 31, 2004

Net Assets                 $323,204,867               NAV               $1.00

Number of Holdings: 75                 + For the year ended December 31, 2004

          Average Annual Total Returns 1
                December 31, 2004

1  Year           5-Year              10-Year
-----------------------------------------------
0.97%              2.68%                3.99%



A continued shortage of corporate commercial paper supply remained a challenge, causing us to consider other securities that could add incremental yield and also meet our conservative selection criteria (liquidity and safety). Consequently, we increased our exposure to variable-rate securities and structured products. Such products can provide higher yields than commercial paper equivalents, while at the same time improving the diversification of the Portfolio. In general, this modest diversification (mainly in 30-day and 90-day resets) helped the Portfolio deliver a favorable yield while maintaining a stable net asset value.

Another component of our strategy involved active management of our approved issuer's list, constantly removing inactive issuers or issuers with deteriorating credit profiles and replacing them with new issuers that have improving credit profiles and remain active in the market place. This process ensures that all current and future investments maintain conservative top-tier credit ratings.

What is your outlook?

We will maintain a watchful eye with regard to the Federal Reserve's statements and actions throughout 2005. Given the U.S. economy's continued growth and the upward "inching" of the underlying core inflation rate (excluding food and energy), we expect the Fed to raise rates periodically throughout the year. As such, we will continue to keep the Portfolio positioned to capitalize on the expected rise in interest rates and select only those securities that have preemptively "priced in" anticipated interest rates hikes.

As always, we'll maintain a strategy that focuses on conservative, high-quality investments, while also managing for liquidity and incremental yield.



             Money Market Portfolio**
               December 31, 2004
                                  Portfolio
-------------------------------------------
7-Day Yield                           1.80%
7-Day Effective Yield                 1.81%


Footnotes read:

** Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.


Shareholder Expense Example

(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004. Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company; and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated these Variable Contracts and Retirement Plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                         Expenses
                         Beginning       Ending          Paid During
                           Account       Account         Period *        Annualized
                             Value       Value           7/1/2004 --     Expense
                            7/1/04       12/31/04        12/31/2004      Ratio
-------------------------------------------------------------------------------------
Thrivent Technology Portfolio
Actual                      $1,000         $1,041          $3.75          0.73%
Hypothetical **             $1,000         $1,022          $3.72          0.73%

Thrivent Partner Small Cap Growth Portfolio
Actual                      $1,000         $1,070          $5.17          0.99%
Hypothetical **             $1,000         $1,020          $5.04          0.99%

Thrivent Partner Small Cap Value Portfolio
Actual                      $1,000         $1,119          $4.22          0.79%
Hypothetical **             $1,000         $1,021          $4.02          0.79%

Thrivent Small Cap Stock Portfolio
Actual                      $1,000         $1,118          $4.00          0.75%
Hypothetical **             $1,000         $1,021          $3.82          0.75%

Thrivent Small Cap Index Portfolio
Actual                      $1,000         $1,112          $1.65          0.31%
Hypothetical **             $1,000         $1,024          $1.58          0.31%

Thrivent Mid Cap Growth Portfolio
Actual                      $1,000         $1,079          $2.31          0.44%
Hypothetical **             $1,000         $1,023          $2.24          0.44%

Thrivent Mid Cap Growth Portfolio II
Actual                      $1,000         $1,081          $1.89          0.36%
Hypothetical **             $1,000         $1,023          $1.84          0.36%

Thrivent Mid Cap Stock Portfolio
Actual                      $1,000         $1,103          $3.60          0.68%
Hypothetical **             $1,000         $1,022          $3.47          0.68%

Thrivent Mid Cap Index Portfolio
Actual                      $1,000         $1,095          $2.22          0.42%
Hypothetical **             $1,000         $1,023          $2.14          0.42%

Thrivent Partner International Stock Portfolio
Actual                      $1,000         $1,129          $4.99          0.93%
Hypothetical **             $1,000         $1,021          $4.74          0.93%

Thrivent Partner All Cap Portfolio
Actual                      $1,000         $1,092          $5.01          0.95%
Hypothetical **             $1,000         $1,020          $4.84          0.95%

Thrivent Large Cap Growth Portfolio
Actual                      $1,000         $1,050          $2.27          0.44%
Hypothetical **             $1,000         $1,023          $2.24          0.44%

Thrivent Large Cap Growth Portfolio II
Actual                      $1,000         $1,051          $1.14          0.22%
Hypothetical **             $1,000         $1,024          $1.12          0.22%

Thrivent Partner Growth Stock Portfolio
Actual                      $1,000         $1,073          $4.18          0.80%
Hypothetical **             $1,000         $1,021          $4.08          0.80%

Thrivent Large Cap Value Portfolio
Actual                      $1,000         $1,099          $3.44          0.65%
Hypothetical **             $1,000         $1,022          $3.31          0.65%

Thrivent Large Cap Stock Portfolio
Actual                      $1,000         $1,071          $3.71          0.71%
Hypothetical **             $1,000         $1,022          $3.62          0.71%

Thrivent Large Cap Index Portfolio
Actual                      $1,000         $1,071          $1.46          0.28%
Hypothetical **             $1,000         $1,024          $1.43          0.28%

Thrivent Real Estate Securities Portfolio
Actual                      $1,000         $1,266          $4.51          0.79%
Hypothetical **             $1,000         $1,021          $4.02          0.79%

Thrivent Balanced Portfolio
Actual                      $1,000         $1,060          $1.45          0.28%
Hypothetical **             $1,000         $1,024          $1.43          0.28%

Thrivent High Yield Portfolio
Actual                      $1,000         $1,086          $2.31          0.44%
Hypothetical **             $1,000         $1,023          $2.24          0.44%

Thrivent High Yield Portfolio II
Actual                      $1,000         $1,084          $2.47          0.47%
Hypothetical **             $1,000         $1,023          $2.40          0.47%

Thrivent Income Portfolio
Actual                      $1,000         $1,047          $2.32          0.45%
Hypothetical **             $1,000         $1,023          $2.29          0.45%

Thrivent Bond Index Portfolio
Actual                      $1,000         $1,040          $2.01          0.39%
Hypothetical **             $1,000         $1,023          $1.99          0.39%

Thrivent Limited Maturity Bond Portfolio
Actual                      $1,000         $1,020          $2.29          0.45%
Hypothetical **             $1,000         $1,023          $2.29          0.45%

Thrivent Mortgage Securities Portfolio
Actual                      $1,000         $1,036          $2.51          0.49%
Hypothetical **             $1,000         $1,023          $2.50          0.49%

Thrivent Money Market Portfolio
Actual                      $1,000         $1,006          $2.33          0.46%
Hypothetical **             $1,000         $1,023          $2.35          0.46%

Footnotes read:

 * Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 /365 to reflect the one-half year period.

** Assuming 5% total return before expenses



[LOGO OMITTED]

PricewaterhouseCoopers LLP
Suite 1500
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Thrivent Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Technology Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Balanced Portfolio, Thrivent High Yield Portfolio, Thrivent High Yield Portfolio II, Thrivent Income Portfolio, Thrivent Bond Index Portfolio, Thrivent Limited Maturity Bond Portfolio, Thrivent Mortgage Securities Portfolio and Thrivent Money Market Portfolio (constituting the Thrivent Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of each of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP


February 11, 2005



Technology Portfolio
Schedule of Investments as of December 31, 2004(a)


      Shares   Common Stock (91.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (5.7%)
-------------------------------------------------------------------------------------------------------------------------
       3,500   Amazon.com, Inc.(b)                                                                               $155,015
      16,400   eBay, Inc.(b)                                                                                    1,906,992
       4,700   Garmin, Ltd.(c)                                                                                    285,948
       4,000   Radio One, Inc.(b)                                                                                  64,480
       9,000   Stamps.com, Inc.(b,c)                                                                              142,560
       6,300   Time Warner, Inc.(b)                                                                               122,472
       7,900   Walt Disney Company                                                                                219,620
      15,200   XM Satellite Radio Holdings, Inc.(b,c)                                                             571,824
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     3,468,911
=========================================================================================================================

Health Care (4.5%)
-------------------------------------------------------------------------------------------------------------------------
         800   Beckman Coulter, Inc.                                                                               53,592
       2,500   Boston Scientific Corporation(b)                                                                    88,875
       1,400   Fisher Scientific International, Inc.(b)                                                            87,332
       9,600   iShares Dow Jones US Healthcare Sector Index Fund                                                  566,304
      12,700   iShares Nasdaq Biotechnology Index Fund(b)                                                         957,580
      11,500   iShares S&P Global Healthcare Sector Index Fund                                                    565,915
       1,700   Medtronic, Inc.                                                                                     84,439
       2,600   St. Jude Medical, Inc.(b)                                                                          109,018
       2,400   Waters Corporation(b)                                                                              112,296
       1,000   Zimmer Holdings, Inc.(b)                                                                            80,120
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,705,471
=========================================================================================================================

Industrials (0.4%)
-------------------------------------------------------------------------------------------------------------------------
       6,300   Monster Worldwide, Inc.(b)                                                                         211,932
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                  211,932
=========================================================================================================================

Information Technology (78.8%)
-------------------------------------------------------------------------------------------------------------------------
       6,900   Accenture, Ltd.(b)                                                                                 186,300
       4,500   Acxiom Corporation                                                                                 118,350
       4,700   Adobe Systems, Inc.                                                                                294,878
       5,700   Affiliated Computer Services, Inc.(b)                                                              343,083
      19,500   Agilent Technologies, Inc.(b)                                                                      469,950
       9,700   Akamai Technologies, Inc.(b)                                                                       126,391
      12,300   Altera Corporation(b)                                                                              254,610
       7,100   Amphenol Corporation(b)                                                                            260,854
      23,500   Analog Devices, Inc.                                                                               867,620
      35,000   Apple Computer, Inc.(b)                                                                          2,254,000
      54,600   Applied Materials, Inc.(b)                                                                         933,660
      11,900   ASML Holding NV ADR(b)                                                                             189,329
      25,000   ATI Technologies, Inc.(b)                                                                          484,750
      17,915   AU Optronics Corporation(c)                                                                        256,543
      15,700   Avaya, Inc.(b)                                                                                     270,040
       3,300   Avid Technology, Inc.(b)                                                                           203,775
      41,700   BEA Systems, Inc.(b)                                                                               369,462
      10,000   BMC Software, Inc.(b)                                                                              186,000
      16,200   Broadcom Corporation(b)                                                                            522,936
      19,700   Cadence Design Systems, Inc.(b)                                                                    272,057
       3,800   CDW Corporation                                                                                    252,130
     111,100   Cisco Systems, Inc.(b)                                                                           2,144,230
       8,000   Cognos, Inc.(b)                                                                                    352,480
      13,500   Computer Associates International, Inc.                                                            419,310
       8,000   Computer Sciences Corporation(b)                                                                   450,960
      23,600   Comverse Technology, Inc.(b)                                                                       577,020
      15,700   Corning, Inc.(b)                                                                                   184,789
      17,800   Cypress Semiconductor Corporation(b,c)                                                             208,794
      61,900   Dell, Inc.(b)                                                                                    2,608,466
       4,500   DST Systems, Inc.(b)                                                                               234,540
       7,700   Electronic Arts, Inc.(b)                                                                           474,936
      96,900   EMC Corporation(b)                                                                               1,440,903
       3,900   First Data Corporation                                                                             165,906
      29,000   Flextronics International, Ltd.(b)                                                                 400,780
       5,900   FormFactor, Inc.(b)                                                                                160,126
       6,405   Freescale Semiconductor, Inc.(b)                                                                   117,596
      25,600   Hewlett-Packard Company                                                                            536,832
      22,000   Integrated Device Technology, Inc.(b)                                                              254,320
      79,100   Intel Corporation                                                                                1,850,149
      18,600   International Business Machines Corporation                                                      1,833,588
       6,300   Intuit, Inc.(b)                                                                                    277,263
      10,000   Jabil Circuit, Inc.(b)                                                                             255,800
      58,800   JDS Uniphase Corporation(b)                                                                        186,396
      29,000   Juniper Networks, Inc.(b)                                                                          788,510
      13,400   KLA-Tencor Corporation(b)                                                                          624,172
      15,200   Lam Research Corporation(b)                                                                        439,432
       3,000   Lexmark International, Inc.(b)                                                                     255,000
      15,600   Linear Technology Corporation                                                                      604,656
      84,400   Lucent Technologies, Inc.(b,c)                                                                     317,344
       4,700   Macromedia, Inc.(b)                                                                                146,264
      20,200   Marvell Technology Group, Ltd.(b)                                                                  716,494
      12,700   Maxim Integrated Products, Inc.                                                                    538,353
       7,400   McAfee, Inc.(b)                                                                                    214,082
       3,800   Mercury Interactive Corporation(b)                                                                 173,090
      12,400   Microchip Technology, Inc.                                                                         330,584
      13,800   Micron Technology, Inc.(b)                                                                         170,430
     118,700   Microsoft Corporation                                                                            3,170,477
      52,900   Motorola, Inc.                                                                                     909,880
      23,900   National Semiconductor Corporation                                                                 429,005
      19,500   NETGEAR, Inc.(b,c)                                                                                 354,705
      13,500   Network Appliance, Inc.(b)                                                                         448,470
      28,100   Nokia Oyj ADR                                                                                      440,327
      53,900   Nortel Networks Corporation(b)                                                                     188,111
      20,800   Novell, Inc.(b)                                                                                    140,400
      18,800   NVIDIA Corporation(b)                                                                              442,928
      57,100   ON Semiconductor Corporation(b,c)                                                                  259,234
      89,800   Oracle Corporation(b)                                                                            1,232,056
      10,700   Plexus Corporation(b)                                                                              139,207
      10,900   PMC-Sierra, Inc.(b)                                                                                122,625
      33,700   QUALCOMM, Inc.                                                                                   1,428,880
       5,200   SanDisk Corporation(b)                                                                             129,844
      17,400   Sanmina-SCI Corporation(b)                                                                         147,378
      13,000   SAP AG                                                                                             574,730
       7,400   Scientific-Atlanta, Inc.                                                                           244,274
      23,400   Siebel Systems, Inc.(b)                                                                            245,700
      14,900   Skyworks Solutions, Inc.(b)                                                                        140,507
      15,300   STMicroelectronics NV(c)                                                                           295,596
      11,800   Symantec Corporation(b)                                                                            303,968
       9,700   Symbol Technologies, Inc.                                                                          167,810
      48,513   Taiwan Semiconductor Manufacturing Company, Ltd. ADR                                               411,875
      10,500   Telefonaktiebolaget LM Ericsson(b,c)                                                               330,645
      10,100   Teradyne, Inc.(b)                                                                                  172,407
      30,900   Texas Instruments, Inc.                                                                            760,758
      30,900   VeriSign, Inc.(b)                                                                                1,035,768
       4,900   VERITAS Software Corporation(b)                                                                    139,895
       6,500   Vishay Intertechnology, Inc.(b)                                                                     97,630
      20,200   Western Digital Corporation(b)                                                                     218,968
      68,300   Wind River Systems, Inc.(b,c)                                                                      925,465
      11,900   Xerox Corporation(b)                                                                               202,419
      15,300   Xilinx, Inc.                                                                                       453,645
      33,900   Yahoo!, Inc.(b)                                                                                  1,277,352
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    47,553,252
=========================================================================================================================

Telecommunication Services (1.6%)
-------------------------------------------------------------------------------------------------------------------------
       5,400   Nextel Communications, Inc.(b)                                                                     162,000
      21,850   Sprint Corporation                                                                                 542,972
       5,900   Verizon Communications, Inc.                                                                       239,009
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   943,981
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $48,648,603)                                                           54,883,547
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (5.3%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
      $5,491   BNP Paribas Letter of Credit                                     0.150%        4/21/2005            $5,491
       3,230   JP Morgan Chase Letter of Credit                                 0.150         5/20/2005             3,230
   3,186,477   Thrivent Financial Securities Lending Trust                      2.240               N/A         3,186,477
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $3,195,198)                                                                                      3,195,198
=========================================================================================================================

      Shares   Short-Term Investments (3.7%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,235,313   Thrivent Money Market Portfolio                                  1.800%              N/A        $2,235,313
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,235,313
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $54,079,114)                                                           $60,314,058
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing
U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.





Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2004(a)


      Shares   Common Stock (78.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.5%)
-------------------------------------------------------------------------------------------------------------------------
      11,055   99 Cents Only Stores(b,c)                                                                         $178,649
       7,170   Audible, Inc.(b)                                                                                   186,778
       7,275   Coldwater Creek, Inc.(b)                                                                           224,579
      14,700   Cox Radio, Inc.(b)                                                                                 242,256
      11,390   Cumulus Media, Inc.(b)                                                                             171,761
      15,142   Emmis Communications Corporation(b)                                                                290,575
      25,950   Entravision Communications Corporation(b)                                                          216,682
      22,022   Fred's, Inc.(c)                                                                                    383,183
       7,040   Genesco, Inc.(b)                                                                                   219,226
       3,911   Gentex Corporation(c)                                                                              144,785
       4,185   Getty Images, Inc.(b)                                                                              288,137
      12,740   Insight Enterprises, Inc.(b)                                                                       261,425
      11,750   Linens 'n Things, Inc.(b)                                                                          291,400
      14,830   Lions Gate Entertainment Corporation(b)                                                            157,495
       8,466   Monaco Coach Corporation(c)                                                                        174,146
      14,520   Navarre Corporation(b,c)                                                                           255,552
       4,490   Overstock.com, Inc.(b,c)                                                                           309,810
       3,920   Oxford Industries, Inc.                                                                            161,896
       4,850   P.F. Chang's China Bistro, Inc.(b,c)                                                               273,298
       9,990   PETCO Animal Supplies, Inc.(b)                                                                     394,405
       2,600   Provide Commerce, Inc.(b)                                                                           96,590
       5,320   Quiksilver, Inc.(b)                                                                                158,483
      17,578   RARE Hospitality International, Inc.(b)                                                            560,035
       2,620   Red Robin Gourmet Burgers, Inc.(b)                                                                 140,091
      10,744   Ruby Tuesday, Inc.                                                                                 280,204
       2,540   Ryland Group, Inc.                                                                                 146,152
      14,040   Scientific Games Corporation(b)                                                                    334,714
       4,770   Shuffle Master, Inc.(b,c)                                                                          224,667
       6,040   Sonic Corporation(b)                                                                               184,220
      12,710   Stein Mart, Inc.(b)                                                                                216,833
       4,007   Toll Brothers, Inc.(b)                                                                             274,920
      11,566   Tractor Supply Company(b)                                                                          430,371
      50,000   ValueVision Media, Inc.(b,c)                                                                       695,500
       8,633   Winnebago Industries, Inc.(c)                                                                      337,205
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     8,906,023
=========================================================================================================================

Consumer Staples (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      14,767   Performance Food Group Company(b)                                                                  397,380
      52,039   SunOpta, Inc.(b,c)                                                                                 373,640
       6,350   USANA Health Sciences, Inc.(b,c)                                                                   217,170
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             988,190
=========================================================================================================================

Energy (3.9%)
-------------------------------------------------------------------------------------------------------------------------
       7,643   Cal Dive International, Inc.(b)                                                                    311,452
       2,130   Carbo Ceramics, Inc.                                                                               146,970
       5,600   Cooper Cameron Corporation(b)                                                                      301,336
       6,610   Core Laboratories NV(b)                                                                            154,344
       5,620   Energy Partners, Ltd.(b)                                                                           113,917
       4,200   Forest Oil Corporation(b)                                                                          133,224
       6,590   Holly Corporation(c)                                                                               183,663
       9,210   Hydril Company(b)                                                                                  419,147
       3,730   InterOil Corporation(b,c)                                                                          141,143
       5,610   Quicksilver Resources, Inc.(b,c)                                                                   206,336
       2,940   Southwestern Energy Company(b)                                                                     149,029
      10,013   Western Gas Resources, Inc.                                                                        292,880
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,553,441
=========================================================================================================================

Financials (7.2%)
-------------------------------------------------------------------------------------------------------------------------
      12,880   Affiliated Managers Group, Inc.(b,c)                                                               872,491
       5,320   BankUnited Financial Corporation(b)                                                                169,974
       6,900   Boston Private Financial Holdings, Inc.(c)                                                         194,373
       4,340   Direct General Corporation                                                                         139,314
       7,840   East West Bancorp, Inc.                                                                            328,966
       9,839   Financial Federal Corporation(b)                                                                   385,689
       6,050   Gabelli Asset Management, Inc.(c)                                                                  293,546
       4,140   Investment Technology Group, Inc.(b)                                                                82,800
      14,386   Jefferies Group, Inc.                                                                              579,468
      10,830   Metris Companies, Inc.(b)                                                                          138,082
       5,600   Piper Jaffray Companies(b)                                                                         268,520
       4,930   Platinum Underwriters Holdings, Ltd.                                                               153,323
      17,440   Southwest Bancorporation of Texas, Inc.                                                            406,178
       9,060   Sunstone Hotel Investors, Inc.                                                                     188,267
       6,570   Ventas, Inc.                                                                                       180,084
       6,555   Wintrust Financial Corporation                                                                     373,373
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,754,448
=========================================================================================================================

Health Care (13.9%)
-------------------------------------------------------------------------------------------------------------------------
       8,050   Advanced Medical Optics, Inc.(b)                                                                   331,177
       8,700   Advanced Neuromodulation Systems, Inc.(b,c)                                                        343,302
       6,390   American Healthways, Inc.(b,c)                                                                     211,126
       5,799   American Medical Systems Holdings, Inc.(b)                                                         242,456
       3,880   AMERIGROUP Corporation(b)                                                                          293,561
       9,616   AmSurg Corporation(c)                                                                              284,057
       4,090   Barrier Therapeutics, Inc.(b,c)                                                                     67,894
      11,893   Connetics Corporation(b,c)                                                                         288,881
       9,440   CV Therapeutics, Inc.(b)                                                                           217,120
       9,348   Edwards Lifesciences Corporation(b)                                                                385,698
      10,534   Enzon Pharmaceuticals, Inc.(b)                                                                     144,526
       6,490   Eyetech Pharmaceuticals, Inc.(b,c)                                                                 295,295
      10,660   Genesis Healthcare Corporation(b)                                                                  373,420
      17,700   HealthExtras, Inc.(b,c)                                                                            288,510
       4,850   IDEXX Laboratories, Inc.(b)                                                                        264,762
      20,565   Immucor, Inc.(b)                                                                                   483,483
      10,411   INAMED Corporation(b)                                                                              658,496
      17,920   Incyte Corporation(b,c)                                                                            179,021
       7,130   Kindred Healthcare, Inc.(b,c)                                                                      213,544
       6,050   LifePoint Hospitals, Inc.(b)                                                                       210,661
       4,410   Magellan Health Services, Inc.(b)                                                                  150,646
       6,060   Medicines Company(b,c)                                                                             174,528
      12,000   MGI Pharma, Inc.(b)                                                                                336,120
       4,220   Mine Safety Appliances Company                                                                     213,954
      20,200   Nabi Biopharmaceuticals(b)                                                                         295,930
       9,020   Nektar Therapeutics(b)                                                                             182,565
       4,740   Pharmion Corporation(b)                                                                            200,075
      18,509   PSS World Medical, Inc.(b)                                                                         231,640
       6,480   ResMed, Inc.(b,c)                                                                                  331,128
       4,660   Serologicals Corporation(b)                                                                        103,079
       5,500   Sierra Health Services, Inc.(b,c)                                                                  303,105
       7,790   Telik, Inc.(b,c)                                                                                   149,101
       4,770   United Therapeutics Corporation(b,c)                                                               215,366
      12,965   Varian, Inc.(b)                                                                                    531,695
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                9,195,922
=========================================================================================================================

Industrials (9.1%)
-------------------------------------------------------------------------------------------------------------------------
       5,380   Applied Signal Technology, Inc.                                                                    189,645
       3,790   Armor Holdings, Inc.(b)                                                                            178,206
      16,300   Artesyn Technologies, Inc.(b,c)                                                                    184,190
       5,390   Bucyrus International, Inc.                                                                        219,050
       6,250   Coinstar, Inc.(b)                                                                                  167,688
      17,560   DiamondCluster International, Inc.(b)                                                              251,635
      12,807   Education Management Corporation(b)                                                                422,759
       8,620   EGL, Inc.(b)                                                                                       257,652
       8,190   eLong, Inc.(b,c)                                                                                   152,744
       4,905   Forward Air Corporation(b)                                                                         219,254
      28,997   FTI Consulting, Inc.(b,c)                                                                          610,967
       6,140   Hexcel Corporation(b)                                                                               89,030
       6,120   Hughes Supply, Inc.                                                                                197,982
       8,250   Jackson Hewitt Tax Service, Inc.                                                                   208,312
      15,583   Jacobs Engineering Group, Inc.(b)                                                                  744,712
      10,720   Korn/Ferry International(b,c)                                                                      222,440
      10,660   Labor Ready, Inc.(b)                                                                               180,367
       2,500   Landstar System, Inc.(b)                                                                           184,100
      10,870   Navigant Consulting, Inc.(b)                                                                       289,142
       7,760   Pacer International, Inc.(b)                                                                       164,978
       4,200   Resources Connection, Inc.(b,c)                                                                    228,102
       8,925   Stericycle, Inc.(b)                                                                                410,104
       7,140   Wabash National Corporation(b)                                                                     192,280
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                5,965,339
=========================================================================================================================

Information Technology (26.6%)
-------------------------------------------------------------------------------------------------------------------------
       8,980   Advent Software, Inc.(b)                                                                           183,910
      15,605   Altiris, Inc.(b,c)                                                                                 552,885
      16,818   Andrew Corporation(b)                                                                              229,229
      10,650   Ariba, Inc.(b,c)                                                                                   176,790
       4,410   Avid Technology, Inc.(b)                                                                           272,318
      23,804   Avocent Corporation(b)                                                                             964,530
      22,783   Benchmark Electronics, Inc.(b)                                                                     776,900
       9,302   Catapult Communications Corporation(b)                                                             224,736
      35,850   CIBER, Inc.(b)                                                                                     345,594
      17,400   CNET Networks, Inc.(b)                                                                             195,402
       5,490   Cognex Corporation                                                                                 153,171
       5,000   Cymer, Inc.(b,c)                                                                                   147,700
       7,330   Digi International, Inc.(b)                                                                        126,003
      30,495   Digital Insight Corporation(b,c)                                                                   561,108
       5,950   Digital River, Inc.(b,c)                                                                           247,580
       5,160   Euronet Worldwide, Inc.(b)                                                                         134,263
       7,880   F5 Networks, Inc.(b)                                                                               383,914
       3,457   FactSet Research Systems, Inc.(c)                                                                  202,027
      17,450   Fair Isaac Corporation(c)                                                                          640,066
      17,563   FileNet Corporation(b)                                                                             452,423
       6,200   FormFactor, Inc.(b)                                                                                168,268
       7,450   Global Imaging Systems, Inc.(b,c)                                                                  294,275
      10,600   Hyperion Solutions Corporation(b)                                                                  494,172
      19,080   Identix, Inc.(b,c)                                                                                 140,810
      41,350   Informatica Corporation(b)                                                                         335,762
       4,210   InfoSpace, Inc.(b,c)                                                                               200,186
      17,800   Integrated Device Technology, Inc.(b)                                                              205,768
      11,780   Internet Capital Group, Inc.(b)                                                                    106,020
      18,000   Intersil Corporation                                                                               301,320
      29,800   iVillage, Inc.(b)                                                                                  184,164
      13,820   Ixia(b)                                                                                            232,314
       4,080   J2 Global Communication, Inc.(b,c)                                                                 140,760
      10,350   Jack Henry & Associates, Inc.                                                                      206,068
      12,221   Keane, Inc.(b)                                                                                     179,649
       6,079   Kronos, Inc.(b)                                                                                    310,819
      12,290   Littelfuse, Inc.(b)                                                                                419,826
       6,200   Macrovision Corporation(b)                                                                         159,464
      13,060   Microsemi Corporation(b)                                                                           226,722
      22,310   NMS Communications Corporation(b)                                                                  140,776
       6,490   Open Solutions, Inc.(b)                                                                            168,480
       8,710   Openwave Systems, Inc.(b,c)                                                                        134,657
      20,260   Photon Dynamics, Inc(b)                                                                            491,913
      37,340   Powerwave Technologies, Inc.(b,c)                                                                  316,643
       6,350   RadiSys Corporation(b)                                                                             124,142
       8,850   Rogers Corporation(b)                                                                              381,435
       5,520   SafeNet, Inc.(b,c)                                                                                 202,805
      23,140   Sapient Corporation(b,c)                                                                           183,037
      21,480   Semtech Corporation(b)                                                                             469,768
      21,101   SERENA Software, Inc.(b,c)                                                                         456,626
       5,260   Shopping.com, Ltd.(b,c)                                                                            148,595
       5,060   Sigmatel, Inc.(b)                                                                                  179,782
      13,480   Silicon Image, Inc.(b,c)                                                                           221,881
       6,351   Silicon Laboratories, Inc.(b,c)                                                                    224,254
      28,040   Sonus Networks, Inc.(b,c)                                                                          160,669
       6,170   Synaptics, Inc.(b)                                                                                 188,679
       9,240   Trimble Navigation, Ltd.(b)                                                                        305,290
      11,404   UNOVA, Inc.(b,c)                                                                                   288,407
      39,884   ValueClick, Inc.(b)                                                                                531,654
       5,510   Varian Semiconductor Equipment Associates, Inc.                                                    203,044
       7,310   Verint Systems, Inc.(b)                                                                            265,572
      23,690   Viisage Technology, Inc.(b)                                                                        213,447
      16,220   Witness Systems, Inc.(b)                                                                           283,201
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    17,561,673
=========================================================================================================================

Materials (2.2%)
-------------------------------------------------------------------------------------------------------------------------
       6,350   Airgas, Inc.                                                                                       168,338
       8,490   Allegheny Technologies, Inc.                                                                       183,978
       7,430   Century Aluminum Company(b)                                                                        195,112
       2,210   Eagle Materials, Inc.(c)                                                                           190,834
       3,800   Foundation Coal Holdings, Inc.(b)                                                                   87,628
       2,860   Georgia Gulf Corporation                                                                           142,428
       5,640   Great Lakes Chemical Corporation                                                                   160,684
       7,000   Pan American Silver Corporation(b)                                                                 111,860
       4,640   Steel Dynamics, Inc.(c)                                                                            175,763
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,416,625
=========================================================================================================================

Telecommunication Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
      27,720   SBA Communications Corporation(b,c)                                                                257,242
      22,740   UbiquiTel, Inc.(b,c)                                                                               161,909
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   419,151
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $45,010,973)                                                           51,760,812
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (18.3%)         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  12,083,793   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $12,083,793
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $12,083,793)                                                                                    12,083,793
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (3.2%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     875,386   Thrivent Money Market Portfolio                                  1.800%              N/A          $875,386
  $1,225,000   Triple A-1 Funding Corporation                                   2.200          1/3/2005         1,224,850
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,100,236
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $59,195,002)                                                           $65,944,841
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.





Partner Small Cap Value Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (87.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (12.3%)
-------------------------------------------------------------------------------------------------------------------------
      57,100   Aaron Rents, Inc.                                                                               $1,427,500
      29,200   Centerplate, Inc.                                                                                  386,316
      17,500   CSS Industries, Inc.                                                                               555,800
      29,400   Fred's, Inc.(b)                                                                                    511,560
      25,500   Hancock Fabrics, Inc.(b)                                                                           264,435
      41,100   Haverty Furniture Companies, Inc.                                                                  760,350
      27,300   Journal Register Company(c)                                                                        527,709
      33,700   RARE Hospitality International, Inc.(c)                                                          1,073,682
      17,000   Ruby Tuesday, Inc.                                                                                 443,360
      24,200   Saga Communications, Inc.(c)                                                                       407,770
      29,400   SCP Pool Corporation                                                                               937,860
       7,900   Sinclair Broadcast Group, Inc.                                                                      72,759
      12,400   Stanley Furniture Company, Inc.                                                                    557,380
      56,200   Stein Mart, Inc.(c)                                                                                958,772
       7,700   Steven Madden, Ltd.(c)                                                                             145,222
      33,300   TBC Corporation(c)                                                                                 925,740
      21,400   WCI Communities, Inc.(b,c)                                                                         629,160
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    10,585,375
=========================================================================================================================

Consumer Staples (1.2%)
-------------------------------------------------------------------------------------------------------------------------
      34,000   Casey's General Stores, Inc.                                                                       617,100
       6,000   Nash Finch Company(b)                                                                              226,560
      18,200   Wild Oats Markets, Inc.(b,c)                                                                       160,342
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,004,002
=========================================================================================================================

Energy (7.3%)
-------------------------------------------------------------------------------------------------------------------------
       9,700   Atwood Oceanics, Inc.(c)                                                                           505,370
       9,200   Carbo Ceramics, Inc.                                                                               634,800
      28,800   Encore Acquisition Company(c)                                                                    1,005,408
      24,700   Forest Oil Corporation(c)                                                                          783,484
      12,600   Lone Star Technologies, Inc.(c)                                                                    421,596
      35,300   Magnum Hunter Resources, Inc.(c)                                                                   455,370
      27,600   TETRA Technologies, Inc.(c)                                                                        781,080
      36,200   Todco(c)                                                                                           666,804
      17,300   W-H Energy Services, Inc.(c)                                                                       386,828
      21,100   Whiting Petroleum Corporation(c)                                                                   638,275
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     6,279,015
=========================================================================================================================

Financials (20.7%)
-------------------------------------------------------------------------------------------------------------------------
      23,800   Allied Capital Corporation(b)                                                                      614,992
       9,900   American Capital Strategies, Ltd.                                                                  330,165
      17,700   Bedford Property Investors, Inc.                                                                   502,857
       4,800   Brown & Brown, Inc.                                                                                209,040
      35,900   East West Bancorp, Inc.                                                                          1,506,364
      30,000   First Financial Fund, Inc.(b)                                                                      644,400
      23,900   First Republic Bank                                                                              1,266,700
      15,600   Gables Residential Trust(b)                                                                        558,324
      14,200   Glenborough Realty Trust, Inc.                                                                     302,176
      20,300   Innkeepers USA Trust                                                                               288,260
       2,800   iShares Russell 2000 Value(b)                                                                      539,560
      22,900   Kilroy Realty Corporation                                                                          978,975
      22,600   LaSalle Hotel Properties                                                                           719,358
       2,300   Markel Corporation(c)                                                                              837,200
      29,600   Max Re Capital, Ltd.                                                                               631,368
      15,900   Midland Company                                                                                    497,193
      31,600   Net Bank, Inc.(b)                                                                                  328,956
      29,900   ProAssurance Corporation(c)                                                                      1,169,389
      19,800   Scottish Re Group, Ltd.                                                                            512,820
      28,000   Silicon Valley Bancshares(c)                                                                     1,254,960
      18,600   Strategic Hotel Capital, Inc.                                                                      306,900
      17,000   Sun Communities, Inc.                                                                              684,250
      49,000   Texas Regional Bancshares, Inc.                                                                  1,601,320
      16,000   Triad Guaranty, Inc.(c)                                                                            967,680
      17,700   Washington Real Estate Investment Trust(b)                                                         599,499
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                17,852,706
=========================================================================================================================

Health Care (5.3%)
-------------------------------------------------------------------------------------------------------------------------
       5,600   Analogic Corporation                                                                               250,824
      10,100   Arrow International, Inc.                                                                          312,999
      28,300   Bone Care International, Inc.(c)                                                                   788,155
      37,000   Diversa Corporation(c)                                                                             323,380
      34,700   Exelixis, Inc.(b,c)                                                                                329,650
      50,000   Lexicon Genetics, Inc.(b,c)                                                                        387,750
      32,100   Matthews International Corporation                                                               1,181,280
      35,800   Owens & Minor, Inc.                                                                              1,008,486
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,582,524
=========================================================================================================================

Industrials (19.7%)
-------------------------------------------------------------------------------------------------------------------------
       9,600   Ameron International Corporation                                                                   363,840
      24,100   C&D Technologies, Inc.                                                                             410,664
      41,600   Casella Waste Systems, Inc.(c)                                                                     609,024
      22,400   Dollar Thrifty Automotive Group, Inc.(c)                                                           676,480
      12,300   EDO Corporation                                                                                    390,525
      21,300   ElkCorp                                                                                            728,886
      24,200   Franklin Electric Company, Inc.                                                                  1,022,692
      22,600   FTI Consulting, Inc.(b,c)                                                                          476,182
      17,700   G & K Services, Inc.                                                                               768,534
      16,200   Genesee & Wyoming, Inc.(c)                                                                         455,706
       6,600   Genlyte Group, Inc.(c)                                                                             565,488
      21,300   IDEX Corporation                                                                                   862,650
      33,700   Insituform Technologies, Inc.(c)                                                                   763,979
      44,200   JLG Industries, Inc.(b)                                                                            867,646
      19,600   Kirby Corporation(c)                                                                               869,848
      28,700   Landstar System, Inc.(c)                                                                         2,113,468
      12,300   Macquarie Infrastructure Company Trust(b,c)                                                        361,005
      17,800   McGrath Rentcorp(b,c)                                                                              776,258
      20,100   Nordson Corporation                                                                                805,407
      30,700   RemedyTemp, Inc.(c)                                                                                314,675
      21,000   Thomas Industries, Inc.                                                                            838,320
      14,800   UTI Worldwide, Inc.(b)                                                                           1,006,696
      15,100   Waste Connections, Inc.(c)                                                                         517,175
       6,200   Woodward Governor Company                                                                          443,982
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               17,009,130
=========================================================================================================================

Information Technology (8.8%)
-------------------------------------------------------------------------------------------------------------------------
      15,700   ATMI, Inc.(c)                                                                                      353,721
      29,000   Belden CDT, Inc.                                                                                   672,800
      27,900   Exar Corporation(c)                                                                                395,901
      31,400   Helix Technology Corporation                                                                       546,046
      18,000   Littelfuse, Inc.(c)                                                                                614,880
      38,600   Merix Corporation(b,c)                                                                             444,672
      21,000   Methode Electronics, Inc.                                                                          269,850
      64,500   MPS Group, Inc.(c)                                                                                 790,770
      37,500   Mykrolis Corporation(c)                                                                            531,375
      43,600   Packeteer, Inc.(c)                                                                                 630,020
      28,700   Progress Software Corporation(c)                                                                   670,145
      23,500   SPSS, Inc.(c)                                                                                      367,540
      14,200   StarTek, Inc.                                                                                      403,990
      17,500   Websense, Inc.(c)                                                                                  887,600
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     7,579,310
=========================================================================================================================

Materials (9.0%)
-------------------------------------------------------------------------------------------------------------------------
      27,400   Airgas, Inc.                                                                                       726,374
      17,800   AptarGroup, Inc.                                                                                   939,484
      19,700   Arch Chemicals, Inc.                                                                               566,966
      14,000   Carpenter Technology Corporation                                                                   818,440
       9,100   Chesapeake Corporation                                                                             247,156
      15,000   Deltic Timber Corporation                                                                          636,750
      14,500   Florida Rock Industries, Inc.                                                                      863,185
      29,000   Gibraltar Industries, Inc.                                                                         684,980
      11,000   MacDermid, Inc.                                                                                    397,100
      24,400   Meridian Gold, Inc.(c)                                                                             462,868
       6,900   Minerals Technologies, Inc.                                                                        460,230
      21,900   Myers Industries, Inc.                                                                             280,320
      40,800   Wausau-Mosinee Paper Corporation                                                                   728,688
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  7,812,541
=========================================================================================================================

Telecommunication Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
      57,300   Wireless Facilities, Inc.(b,c)                                                                     540,912
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   540,912
=========================================================================================================================

Utilities (2.5%)
-------------------------------------------------------------------------------------------------------------------------
      18,400   Black Hills Corporation(b)                                                                         564,512
      21,500   Cleco Corporation                                                                                  435,590
      23,500   El Paso Electric Company(c)                                                                        445,090
      11,800   Otter Tail Power Company                                                                           301,254
      15,700   Vectren Corporation                                                                                420,760
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,167,206
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $65,205,892)                                                           75,412,721
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (9.1%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   7,854,776   Thrivent Financial Securities Lending Trust                      2.240%              N/A        $7,854,776
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $7,854,776)                                                                                      7,854,776
=========================================================================================================================

      Shares   Short-Term Investments (3.5%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,061,551   Thrivent Money Market Portfolio                                  1.800%              N/A        $3,061,551
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,061,551
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $76,122,219)                                                           $86,329,048
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.





Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (79.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (12.7%)
-------------------------------------------------------------------------------------------------------------------------
      30,800   ADVO, Inc.                                                                                      $1,098,020
      20,950   Aeropostale, Inc.(b)                                                                               616,558
      19,100   American Eagle Outfitters, Inc.                                                                    899,610
       9,875   AnnTaylor Stores Corporation(b)                                                                    212,609
      24,900   Applebee's International, Inc.                                                                     658,605
      34,000   Arctic Cat, Inc.                                                                                   901,680
      28,700   Autoliv, Inc.                                                                                    1,386,210
      25,000   Boyd Gaming Corporation(c)                                                                       1,041,250
      18,900   Charlotte Russe Holding, Inc.(b,c)                                                                 190,890
      17,200   Children's Place Retail Stores, Inc.(b,c)                                                          636,916
      27,500   Cooper Tire & Rubber Company                                                                       592,625
      20,500   Ethan Allen Interiors, Inc.                                                                        820,410
      24,700   Fairmont Hotels & Resorts Inc.(c)                                                                  855,608
      50,450   Gander Mountain Company(b,c)                                                                       647,274
      27,200   Guess ?, Inc.(b)                                                                                   341,360
      47,200   Insight Enterprises, Inc.(b)                                                                       968,544
      94,800   Interface, Inc.(b)                                                                                 945,156
      21,600   International Speedway Corporation                                                               1,140,480
      21,600   Jack in the Box, Inc.(b)                                                                           796,392
      23,300   Lee Enterprises, Inc.                                                                            1,073,664
      62,800   Lions Gate Entertainment Corporation(b)                                                            666,936
       8,142   M.D.C. Holdings, Inc.                                                                              703,794
      19,550   Marine Products Corporation(c)                                                                     510,450
      47,850   MarineMax, Inc.(b)                                                                               1,424,016
       9,000   Nordstrom, Inc.                                                                                    420,570
      12,700   P.F. Chang's China Bistro, Inc.(b,c)                                                               715,645
      22,500   Pep Boys - Manny, Moe & Jack(c)                                                                    384,075
      36,300   Quiksilver, Inc.(b)                                                                              1,081,377
      62,700   Radio One, Inc.(b,c)                                                                             1,009,470
      19,200   Red Robin Gourmet Burgers, Inc.(b)                                                               1,026,624
      26,600   Regis Corporation                                                                                1,227,590
      45,100   SCP Pool Corporation                                                                             1,438,690
      24,650   Shuffle Master, Inc.(b,c)                                                                        1,161,015
      14,900   Sonic Corporation(b)                                                                               454,450
      20,100   Stamps.com, Inc.(b,c)                                                                              318,384
      15,250   Texas Roadhouse, Inc.(b,c)                                                                         450,638
      12,700   Toll Brothers, Inc.(b)                                                                             871,347
      29,600   ValueVision Media, Inc.(b,c)                                                                       411,736
      39,000   Warnaco Group, Inc.(b)                                                                             842,400
      23,600   Winnebago Industries, Inc.(c)                                                                      921,816
      41,500   Wolverine World Wide, Inc.                                                                       1,303,930
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    33,168,814
=========================================================================================================================

Consumer Staples (2.4%)
-------------------------------------------------------------------------------------------------------------------------
      69,300   Casey's General Stores, Inc.                                                                     1,257,795
      11,000   Central Garden and Pet Company(b)                                                                  459,140
      24,800   Corn Products International, Inc.                                                                1,328,288
      21,700   Dean Foods Company(b)                                                                              715,015
      40,800   Elizabeth Arden, Inc.(b,c)                                                                         968,592
      18,700   McCormick & Company, Inc.                                                                          721,820
      20,500   Ralcorp Holdings, Inc.                                                                             859,565
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           6,310,215
=========================================================================================================================

Energy (5.6%)
-------------------------------------------------------------------------------------------------------------------------
      23,200   Cimarex Energy Company(b)                                                                          879,280
      55,900   Energy Partners, Ltd.(b,c)                                                                       1,133,093
      27,300   FMC Technologies, Inc.(b)                                                                          879,060
      31,600   Harvest Natural Resources, Inc.(b)                                                                 545,732
      79,400   Key Energy Services, Inc.(b)                                                                       936,920
      32,300   Maverick Tube Corporation(b)                                                                       978,690
      16,100   Newfield Exploration Company(b)                                                                    950,705
      36,800   Patina Oil & Gas Corporation                                                                     1,380,000
      46,700   Patterson-UTI Energy, Inc.                                                                         908,315
      16,100   Precision Drilling Corporation(b)                                                                1,011,080
      39,500   Pride International, Inc.(b)                                                                       811,330
       9,000   Quicksilver Resources, Inc.(b)                                                                     331,020
      47,600   Superior Energy Services, Inc.(b)                                                                  733,516
      21,400   Teekay Shipping Corporation(c)                                                                     901,154
      15,900   Ultra Petroleum Corporation(b)                                                                     765,267
      95,900   Warren Resources, Inc.(b)                                                                          872,690
       9,600   World Fuel Services Corporation(c)                                                                 478,080
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    14,495,932
=========================================================================================================================

Financials (14.4%)
-------------------------------------------------------------------------------------------------------------------------
      19,550   Affiliated Managers Group, Inc.(b,c)                                                             1,324,317
      11,100   Alexandria Real Estate Equities, Inc.                                                              826,062
      17,600   AMB Property Corporation                                                                           710,864
      27,800   American Capital Strategies, Ltd.                                                                  927,130
      53,250   Argonaut Group, Inc.(b,c)                                                                        1,125,172
      24,150   BioMed Realty Trust, Inc.                                                                          536,372
      23,018   BOK Financial Corporation(b)                                                                     1,122,358
      29,200   Commercial Capital Bancorp, Inc.(c)                                                                676,856
      26,500   Corus Bankshares, Inc.                                                                           1,272,265
      18,800   Developers Diversified Realty Corporation                                                          834,156
      19,200   Eastgroup Properties, Inc.                                                                         735,744
      23,150   First BanCorp                                                                                    1,470,256
      21,100   First Midwest Bancorp, Inc.                                                                        765,719
      50,000   HCC Insurance Holdings, Inc.                                                                     1,656,000
      92,100   HRPT Properties Trust                                                                            1,181,643
      35,300   Investors Financial Services Corporation(c)                                                      1,764,294
       3,300   iShares Russell 2000 Index Fund(c)                                                                 427,350
       2,700   iShares S&P SmallCap 600 Index Fund                                                                439,101
      12,400   MAF Bancorp, Inc.                                                                                  555,768
      35,500   Main Street Banks, Inc.(c)                                                                       1,240,015
      19,500   MB Financial, Inc.                                                                                 821,925
      30,575   Mercantile Bank Corporation                                                                      1,207,712
      12,600   Mills Corporation                                                                                  803,376
       7,200   New Century Financial Corporation(c)                                                               460,152
      39,700   Ohio Casualty Corporation(b)                                                                       921,437
      10,300   Philadelphia Consolidated Holding Corporation(b)                                                   681,242
      20,900   Pinnacle Financial Partners, Inc.(b,c)                                                             472,779
      20,400   Piper Jaffray Companies(b)                                                                         978,180
      35,200   Platinum Underwriters Holdings, Ltd.(c)                                                          1,094,720
      18,300   PrivateBancorp, Inc.(c)                                                                            589,809
      62,200   Providian Financial Corporation(b)                                                               1,024,434
      27,100   Reinsurance Group of America, Inc.                                                               1,312,995
      21,500   RLI Corporation(c)                                                                                 893,755
      14,300   SL Green Realty Corporation                                                                        865,865
      26,000   Southwest Bancorporation of Texas, Inc.                                                            605,540
      48,800   Sterling Bancshares, Inc.(c)                                                                       696,376
       8,000   UCBH Holdings, Inc.                                                                                366,560
      32,400   United Bankshares, Inc.                                                                          1,236,060
      35,858   Washington Federal, Inc.                                                                           951,671
      94,400   Winston Hotels, Inc.                                                                             1,114,864
      14,800   Wintrust Financial Corporation                                                                     843,008
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                37,533,902
=========================================================================================================================

Health Care (10.2%)
-------------------------------------------------------------------------------------------------------------------------
       2,700   Adeza Biomedical Corporation(b)                                                                     47,385
      26,300   Advanced Medical Optics, Inc.(b,c)                                                               1,081,982
      19,800   Amedisys, Inc.(b,c)                                                                                641,322
      29,300   Centene Corporation(b)                                                                             830,655
      19,800   Cooper Companies, Inc.(c)                                                                        1,397,682
      21,900   Covance, Inc.(b)                                                                                   848,625
      70,200   CuraGen Corporation(b,c)                                                                           502,632
      30,800   D & K Healthcare Resources, Inc.                                                                   248,864
      19,200   Dade Behring Holdings, Inc.(b)                                                                   1,075,200
      15,500   Digene Corporation(b,c)                                                                            405,325
     170,100   Encore Medical Corporation(b,c)                                                                  1,154,979
      33,600   Incyte Corporation(b,c)                                                                            335,664
      34,100   InterMune, Inc.(b,c)                                                                               452,166
      30,400   Intuitive Surgical, Inc.(b,c)                                                                    1,216,608
       7,600   Invitrogen Corporation(b)                                                                          510,188
      28,400   IVAX Corporation(b)                                                                                449,288
      12,900   Kos Pharmaceuticals, Inc.(b,c)                                                                     485,556
      15,000   LifePoint Hospitals, Inc.(b,c)                                                                     522,300
       8,500   Medicis Pharmaceutical Corporation                                                                 298,435
      13,400   Millipore Corporation(b)                                                                           667,454
      19,900   Par Pharmaceutical Companies, Inc.(b,c)                                                            823,462
      33,900   Psychiatric Solutions, Inc.(b,c)                                                                 1,239,384
      19,800   Renal Care Group, Inc.(b)                                                                          712,602
      12,900   ResMed, Inc.(b,c)                                                                                  659,190
     195,800   Savient Pharmaceuticals, Inc.(b,c)                                                                 530,618
      17,000   Sierra Health Services, Inc.(b,c)                                                                  936,870
      36,500   Sybron Dental Specialties, Inc.(b)                                                               1,291,370
       8,300   Techne Corporation(b)                                                                              322,870
      15,600   Telik, Inc.(b,c)                                                                                   298,584
      21,100   Trimeris, Inc.(b,c)                                                                                298,987
      23,700   United Surgical Partners International, Inc.(b,c)                                                  988,290
      13,700   Varian, Inc.(b)                                                                                    561,837
      23,900   Ventana Medical Systems, Inc.(b,c)                                                               1,529,361
      40,400   Vertex Pharmaceuticals, Inc.(b,c)                                                                  427,028
      24,400   Watson Pharmaceuticals, Inc.(b)                                                                    800,564
      27,600   Wellcare Health Plans, Inc.(b,c)                                                                   897,000
      22,900   Wright Medical Group, Inc.(b,c)                                                                    652,650
      18,300   ZymoGenetics, Inc.(b,c)                                                                            420,900
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               26,563,877
=========================================================================================================================

Industrials (14.3%)
-------------------------------------------------------------------------------------------------------------------------
      75,700   Artesyn Technologies, Inc.(b,c)                                                                    855,410
      42,750   Beacon Roofing Supply, Inc.(b)                                                                     849,015
      22,700   Briggs & Stratton Corporation                                                                      943,866
      36,000   Casella Waste Systems, Inc.(b)                                                                     527,040
      28,900   Consolidated Graphics, Inc.(b)                                                                   1,326,510
       6,900   CUNO, Inc.(b,c)                                                                                    409,860
      33,100   Dycom Industries, Inc.(b)                                                                        1,010,212
      38,000   Federal Signal Corporation(c)                                                                      671,080
      26,000   G & K Services, Inc.                                                                             1,128,920
      34,550   Genesee & Wyoming, Inc.(b)                                                                         971,892
      22,300   Genlyte Group, Inc.(b)                                                                           1,910,664
      31,150   Graco, Inc.                                                                                      1,163,452
      46,013   Heartland Express, Inc.                                                                          1,033,912
      29,100   Hexcel Corporation(b,c)                                                                            421,950
      20,000   Hughes Supply, Inc.                                                                                647,000
      33,900   IDEX Corporation                                                                                 1,372,950
      36,300   Intersections, Inc.(b,c)                                                                           626,175
      20,000   Jacobs Engineering Group, Inc.(b)                                                                  955,800
      93,300   Jacuzzi Brands, Inc.(b)                                                                            811,710
      76,900   Kforce, Inc.(b)                                                                                    853,590
      34,850   Knight Transportation, Inc.(c)                                                                     864,280
      13,700   Landstar System, Inc.(b)                                                                         1,008,868
      30,200   Lindsay Manufacturing Company(c)                                                                   781,576
      26,200   Manitowoc Company, Inc.                                                                            986,430
      38,700   Mercury Computer Systems, Inc.(b,c)                                                              1,148,616
      28,800   Monster Worldwide, Inc.(b)                                                                         968,832
      40,200   MSC Industrial Direct Company, Inc.                                                              1,446,396
      19,700   Oshkosh Truck Corporation                                                                        1,347,086
      24,300   Pacer International, Inc.(b)                                                                       516,618
      16,600   Precision Castparts Corporation                                                                  1,090,288
      21,300   Ritchie Bros. Auctioneers, Inc.                                                                    704,178
      11,800   Roper Industries, Inc.                                                                             717,086
      48,400   SkyWest, Inc.                                                                                      970,904
      66,000   Standard Parking Corporation(b,c)                                                                1,009,800
      10,400   Toro Company                                                                                       846,040
      18,800   Trex Company, Inc.(b,c)                                                                            985,872
      24,600   United Defense Industries, Inc.(b)                                                               1,162,350
      28,100   Waste Connections, Inc.(b)                                                                         962,425
      25,300   Watson Wyatt & Company Holdings                                                                    681,835
      20,800   York International Corporation                                                                     718,432
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               37,408,920
=========================================================================================================================

Information Technology (12.8%)
-------------------------------------------------------------------------------------------------------------------------
      51,400   Acxiom Corporation                                                                               1,351,820
      14,400   Ask Jeeves, Inc.(b,c)                                                                              385,200
      14,000   Avid Technology, Inc.(b)                                                                           864,500
      31,400   Avocent Corporation(b)                                                                           1,272,328
      48,100   Axcelis Technologies, Inc.(b)                                                                      391,053
      24,500   Cabot Microelectronics Corporation(b,c)                                                            981,225
      18,900   CACI International, Inc.(b,c)                                                                    1,287,657
      14,200   Cymer, Inc.(b,c)                                                                                   419,468
      81,500   Cypress Semiconductor Corporation(b,c)                                                             955,995
      48,000   Digitas, Inc.(b)                                                                                   458,400
      18,300   Dionex Corporation(b)                                                                            1,037,061
      65,200   Earthlink, Inc.(b)                                                                                 751,104
      91,100   Entrust, Inc.(b)                                                                                   345,269
      22,100   Global Payments, Inc.(c)                                                                         1,293,734
      36,000   Ingram Micro, Inc.(b)                                                                              748,800
      27,800   Inter-Tel, Inc.                                                                                    761,164
      15,300   International Rectifier Corporation(b)                                                             681,921
      17,100   Kronos, Inc.(b)                                                                                    874,323
      27,600   Macromedia, Inc.(b)                                                                                858,912
      19,400   Manhattan Associates, Inc.(b)                                                                      463,272
      23,500   McAfee, Inc.(b)                                                                                    679,855
      78,600   Micromuse, Inc.(b)                                                                                 436,230
     105,700   MPS Group, Inc.(b)                                                                               1,295,882
      67,600   MSC.Software Corporation(b,c)                                                                      707,772
     194,200   ON Semiconductor Corporation(b,c)                                                                  881,668
     102,500   Parametric Technology Corporation(b)                                                               603,725
      44,700   Phoenix Technologies, Ltd.(b)                                                                      369,222
      28,000   Photronics, Inc.(b)                                                                                462,000
      56,900   Pinnacle Systems, Inc.(b)                                                                          347,090
      22,600   Plantronics, Inc.                                                                                  937,222
     135,400   Plexus Corporation(b)                                                                            1,761,554
      55,300   Powerwave Technologies, Inc.(b,c)                                                                  468,944
      28,700   RSA Security, Inc.(b)                                                                              575,722
      63,300   Skyworks Solutions, Inc.(b,c)                                                                      596,919
      29,100   Tech Data Corporation(b)                                                                         1,321,140
      72,100   Three-Five Systems, Inc.(b,c)                                                                      174,482
      55,000   TIBCO Software, Inc.(b)                                                                            733,700
      52,000   Tollgrade Communications, Inc.(b)                                                                  636,480
      13,400   Varian Semiconductor Equipment Associates, Inc.(b,c)                                               493,790
      13,000   VeriSign, Inc.(b)                                                                                  435,760
      66,800   Vishay Intertechnology, Inc.(b,c)                                                                1,003,336
     165,900   Vitesse Semiconductor Corporation(b,c)                                                             585,627
     116,400   Wind River Systems, Inc.(b)                                                                      1,577,220
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    33,268,546
=========================================================================================================================

Materials (5.3%)
-------------------------------------------------------------------------------------------------------------------------
      38,300   Century Aluminum Company(b)                                                                      1,005,758
      20,700   Florida Rock Industries, Inc.(c)                                                                 1,232,271
      17,700   Great Lakes Chemical Corporation                                                                   504,273
      19,100   Lubrizol Corporation                                                                               704,026
      34,900   MacDermid, Inc.                                                                                  1,259,890
      21,700   NOVA Chemicals Corporation                                                                       1,026,410
      28,000   Packaging Corporation of America                                                                   659,400
      20,100   Peabody Energy Corporation                                                                       1,626,291
      22,200   Quanex Corporation(c)                                                                            1,522,254
      42,600   RPM International, Inc.(c)                                                                         837,516
      32,500   Schweitzer-Mauduit International, Inc.                                                           1,103,375
      39,400   Steel Dynamics, Inc.(c)                                                                          1,492,472
      41,700   Wausau-Mosinee Paper Corporation                                                                   744,762
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 13,718,698
=========================================================================================================================

Telecommunication Services (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      13,900   Arbinet Holdings, Inc.(b,c)                                                                        345,415
      16,950   Iowa Telecommunications Services, Inc.                                                             365,612
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   711,027
=========================================================================================================================

Utilities (1.7%)
-------------------------------------------------------------------------------------------------------------------------
      20,500   AGL Resources, Inc.                                                                                681,420
      41,500   Aqua America, Inc.                                                                               1,020,485
      33,300   Energen Corporation                                                                              1,963,036
      30,300   Piedmont Natural Gas Company, Inc.                                                                 704,172
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  4,369,113
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $160,780,679)                                                         207,549,044
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (16.8%)         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     $13,447   BNP Paribas Letter of Credit                                     0.150%        4/21/2005           $13,447
       7,910   JP Morgan Chase Letter of Credit                                 0.150         5/20/2005             7,910
  43,731,799   Thrivent Financial Securities Lending Trust                      2.240               N/A        43,731,799
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $43,753,156)                                                                                    43,753,156
=========================================================================================================================

      Shares   Short-Term Investments (3.5%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   9,092,853   Thrivent Money Market Portfolio                                  1.800%              N/A        $9,092,853
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 9,092,853
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $213,626,688)                                                         $260,395,053
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.






Small Cap Index Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (82.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.8%)
-------------------------------------------------------------------------------------------------------------------------
      13,200   4Kids Entertainment, Inc.(b,c)                                                                    $277,464
      37,875   Aaron Rents, Inc.                                                                                  946,875
      18,200   Action Performance Companies, Inc.(c)                                                              200,018
      15,100   Advanced Marketing Services, Inc.                                                                  151,906
      30,250   ADVO, Inc.                                                                                       1,078,412
      20,200   Applica, Inc.(b)                                                                                   122,210
      30,600   Arbitron, Inc.(b)                                                                                1,198,908
      11,700   Arctic Cat, Inc.                                                                                   310,284
      26,000   Argosy Gaming Company(b)                                                                         1,214,200
      13,300   Ashworth, Inc.(b)                                                                                  144,837
      34,300   Aztar Corporation(b)                                                                             1,197,756
      33,700   Bally Total Fitness Holding Corporation(b,c)
      10,200   Bassett Furniture Industries, Inc.(c)                                                              200,175
      18,000   Brown Shoe Company, Inc.                                                                           536,940
      13,600   Building Materials Holding Corporation(c)                                                          520,744
      18,100   Burlington Coat Factory Warehouse Corporation                                                      410,870
      20,500   Cato Corporation(c)                                                                                590,810
      35,925   CEC Entertainment, Inc.(b)                                                                       1,435,922
      70,800   Champion Enterprises, Inc.(b,c)                                                                    836,856
      14,100   Children's Place Retail Stores, Inc.(b,c)                                                          522,123
      35,325   Christopher & Banks Corporation(c)                                                                 651,746
      14,000   Coachmen Industries, Inc.(c)                                                                       243,040
      21,600   Cost Plus, Inc.(b)                                                                                 694,008
      13,400   Department 56, Inc.(b)                                                                             223,110
      21,500   Dress Barn, Inc.(b,c)                                                                              378,400
      11,000   Electronics Boutique Holdings Corporation(b)                                                       472,340
      14,200   Enesco Group, Inc.(b)                                                                              114,736
      35,550   Ethan Allen Interiors, Inc.                                                                      1,422,711
      23,060   Fedders Corporation(c)                                                                              83,477
      54,900   Fleetwood Enterprises, Inc.(b)                                                                     738,954
      40,137   Fossil, Inc.(b)                                                                                  1,029,113
      38,850   Fred's, Inc.(c)                                                                                    675,990
      50,200   GameStop Corporation(b)                                                                          1,124,982
      21,800   Genesco, Inc.(b,c)                                                                                 678,852
      19,500   Goody's Family Clothing, Inc.                                                                      178,230
      22,900   Group 1 Automotive, Inc.(b)                                                                        721,350
      25,000   Guitar Center, Inc.(b,c)                                                                         1,317,250
      30,400   Gymboree Corporation(b,c)                                                                          389,728
       5,600   Haggar Corporation                                                                                 131,482
      18,700   Hancock Fabrics, Inc.(c)                                                                           193,919
      22,400   Haverty Furniture Companies, Inc.                                                                  414,400
      23,200   Hibbett Sporting Goods, Inc.(b,c)                                                                  617,352
      45,975   Hot Topic, Inc.(b)                                                                                 790,310
      19,700   IHOP Corporation                                                                                   825,233
      48,175   Insight Enterprises, Inc.(b)                                                                       988,551
      44,800   Interface, Inc.(b)                                                                                 446,656
      17,450   J. Jill Group, Inc.(b)                                                                             259,830
      36,400   Jack in the Box, Inc.(b)                                                                         1,342,068
      25,900   JAKKS Pacific, Inc.(b,c)                                                                           572,649
      22,330   Jo-Ann Stores, Inc.(b)                                                                             614,968
      25,800   K-Swiss, Inc.(c)                                                                                   751,296
      46,200   K2, Inc.(b,c)                                                                                      733,656
      27,400   Kellwood Company                                                                                   945,300
      51,500   La-Z-Boy, Inc.(c)                                                                                  791,555
      21,500   Landry's Restaurants, Inc.                                                                         624,790
      13,600   Libbey, Inc.                                                                                       302,056
      44,700   Linens 'n Things, Inc.(b)                                                                        1,108,560
      17,700   Lone Star Steakhouse & Saloon, Inc.                                                                495,600
      23,551   M.D.C. Holdings, Inc.                                                                            2,035,748
      24,100   Marcus Corporation                                                                                 605,874
      13,400   Meade Instruments Corporation(b)                                                                    45,962
      31,500   Men's Wearhouse, Inc.(b)                                                                         1,006,740
      10,200   Meritage Homes Corporation(b,c)                                                                  1,149,540
      13,600   Midas, Inc.(b)                                                                                     272,000
      29,100   Monaco Coach Corporation(c)                                                                        598,587
      24,900   Movie Gallery, Inc.(c)                                                                             474,843
      27,800   Multimedia Games, Inc.(b,c)                                                                        438,128
       4,700   National Presto Industries, Inc.                                                                   213,850
      28,900   Nautilus Group, Inc.(c)                                                                            698,513
       4,420   NVR, Inc.(b)                                                                                     3,400,748
      21,100   O'Charley's, Inc.(b)                                                                               412,505
      11,600   OshKosh B'Gosh, Inc.(c)                                                                            248,240
      13,600   Oxford Industries, Inc.(c)                                                                         561,680
      25,600   P.F. Chang's China Bistro, Inc.(b,c)                                                             1,442,560
      30,000   Panera Bread Company(b,c)                                                                        1,209,600
      11,800   Papa John's International, Inc.(b,c)                                                               406,392
      56,600   Pep Boys - Manny, Moe & Jack(c)                                                                    966,162
      26,100   Phillips-Van Heusen Corporation                                                                    704,700
      39,400   Pinnacle Entertainment, Inc.(b)                                                                    779,332
      42,300   Polaris Industries, Inc.                                                                         2,877,246
      56,200   Quiksilver, Inc.(b)                                                                              1,674,198
      33,650   RARE Hospitality International, Inc.(b)                                                          1,072,089
      12,800   Russ Berrie and Company, Inc.                                                                      292,352
      32,300   Russell Corporation                                                                                629,204
      41,200   Ryan's Restaurant Group, Inc.(b)                                                                   635,304
      51,612   SCP Pool Corporation                                                                             1,646,423
      36,600   Select Comfort Corporation(b,c)                                                                    656,604
      29,100   ShopKo Stores, Inc.(b,c)                                                                           543,588
      22,950   Shuffle Master, Inc.(b,c)                                                                        1,080,945
       6,700   Skyline Corporation                                                                                273,360
      29,100   Sonic Automotive, Inc.(c)                                                                          721,680
      59,468   Sonic Corporation(b)                                                                             1,813,774
      17,600   Stage Stores, Inc.(b)                                                                              730,752
      10,200   Standard Motor Products, Inc.(c)                                                                   161,160
      33,100   Standard Pacific Corporation                                                                     2,123,034
      27,317   Steak n Shake Company(b)                                                                           548,525
      25,200   Stein Mart, Inc.(b)                                                                                429,912
      36,400   Stride Rite Corporation                                                                            406,588
      21,000   Sturm, Ruger & Company, Inc.                                                                       189,630
      22,100   Superior Industries International, Inc.(c)                                                         642,005
      22,000   TBC Corporation(b)                                                                                 611,600
      10,900   Thomas Nelson, Inc.                                                                                246,340
      34,100   Too, Inc.(b)                                                                                       834,086
      31,400   Tractor Supply Company(b,c)                                                                      1,168,394
      44,600   Triarc Companies, Inc.(c)                                                                          546,796
      26,300   Winnebago Industries, Inc.(c)                                                                    1,027,278
      20,500   WMS Industries, Inc.(b,c)                                                                          687,570
      37,800   Wolverine World Wide, Inc.                                                                       1,187,676
      51,300   Zale Corporation(b)                                                                              1,532,331
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    80,790,594
=========================================================================================================================

Consumer Staples (2.7%)
-------------------------------------------------------------------------------------------------------------------------
      17,900   American Italian Pasta Company(c)                                                                  416,175
      49,500   Casey's General Stores, Inc.                                                                       898,425
      35,900   Corn Products International, Inc.                                                                1,922,804
      38,100   Delta & Pine Land Company                                                                        1,039,368
      44,600   DIMON, Inc.(c)                                                                                     299,712
      34,600   Flowers Foods, Inc.                                                                              1,092,668
      17,500   Great Atlantic & Pacific Tea Company, Inc.(b,c)                                                    179,375
      29,600   Hain Celestial Group, Inc.(b,c)                                                                    611,832
       6,600   J & J Snack Foods Corporation                                                                      323,598
      26,000   Lance, Inc.                                                                                        494,780
      27,200   Longs Drug Stores Corporation(c)                                                                   749,904
      12,400   Nash Finch Company(c)                                                                              468,224
      11,400   Nature's Sunshine Products, Inc.(c)                                                                232,104
      54,200   NBTY, Inc.(b)                                                                                    1,301,342
      46,300   Performance Food Group Company(b,c)                                                              1,245,933
      28,900   Ralcorp Holdings, Inc.                                                                           1,211,777
      34,200   Rayovac Corporation(b)                                                                           1,045,152
      10,500   Sanderson Farms, Inc(c)                                                                            454,440
      35,600   United Natural Foods, Inc.(b)                                                                    1,107,160
      16,370   WD-40 Company(c)                                                                                   465,072
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          15,559,845
=========================================================================================================================

Energy (4.7%)
-------------------------------------------------------------------------------------------------------------------------
      11,600   Atwood Oceanics, Inc.(b)                                                                           604,360
      32,700   Cabot Oil & Gas Corporation                                                                      1,446,975
      38,000   Cal Dive International, Inc.(b)                                                                  1,548,500
      12,600   Carbo Ceramics, Inc.                                                                               869,400
      41,100   Cimarex Energy Company(b)                                                                        1,557,690
       6,500   Dril-Quip, Inc.(b,c)                                                                               157,690
      26,700   Frontier Oil Corporation                                                                           711,822
      19,000   Hydril Company(b)                                                                                  864,690
      55,200   Input/Output, Inc.(b,c)                                                                            487,968
      28,700   Lone Star Technologies, Inc.(b)                                                                    960,302
      42,200   Maverick Tube Corporation(b,c)                                                                   1,278,660
      25,400   Oceaneering International, Inc.(b)                                                                 947,928
      23,000   Offshore Logistics, Inc.(b)                                                                        746,810
      69,874   Patina Oil & Gas Corporation                                                                     2,620,275
      16,400   Petroleum Development Corporation(b,c)                                                             632,548
      22,000   Remington Oil and Gas Corporation(b)                                                               599,500
      18,050   SEACOR Holdings, Inc.(b,c)                                                                         963,870
      35,800   Southwestern Energy Company(b)                                                                   1,814,702
      26,500   Spinnaker Exploration Company(b)                                                                   929,355
      28,300   St. Mary Land & Exploration Company                                                              1,181,242
      23,500   Stone Energy Corporation(b)                                                                      1,059,615
      27,700   Swift Energy Company(b)                                                                            801,638
      22,150   TETRA Technologies, Inc.(b)                                                                        626,845
      36,600   Unit Corporation(b)                                                                              1,398,486
      33,100   Veritas DGC, Inc.(b,c)                                                                             741,771
      52,700   Vintage Petroleum, Inc.(c)                                                                       1,195,763
      27,400   W-H Energy Services, Inc.(b)                                                                       612,664
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    27,361,069
=========================================================================================================================

Financials (13.0%)
-------------------------------------------------------------------------------------------------------------------------
      19,100   Anchor BanCorp Wisconsin, Inc.                                                                     556,765
      45,000   BankAtlantic Bancorp, Inc.                                                                         895,500
      25,200   BankUnited Financial Corporation(b)                                                                805,140
      27,300   Boston Private Financial Holdings, Inc.(c)                                                         769,041
      58,500   Brookline Bancorp, Inc.(c)                                                                         954,720
      36,800   Capital Automotive REIT                                                                          1,307,320
      28,300   Cash America International, Inc.                                                                   841,359
      45,818   Chittenden Corporation                                                                           1,316,351
      27,100   Colonial Properties Trust                                                                        1,064,217
      38,900   Commercial Federal Corporation                                                                   1,155,719
      51,400   Commercial Net Lease Realty, Inc.                                                                1,058,840
      30,300   Community Bank System, Inc.                                                                        855,975
      31,000   CRT Properties, Inc.                                                                               739,660
      27,277   Delphi Financial Group, Inc.                                                                     1,258,834
      29,175   Dime Community Bancshares                                                                          522,524
      19,265   Downey Financial Corporation                                                                     1,098,105
      51,800   East West Bancorp, Inc.                                                                          2,173,528
      25,100   Entertainment Properties Trust                                                                   1,118,205
      22,700   Essex Property Trust, Inc.                                                                       1,902,260
      17,100   Financial Federal Corporation(b)                                                                   670,320
      35,900   First BanCorp(c)                                                                                 2,280,009
      45,812   First Midwest Bancorp, Inc.(c)                                                                   1,662,517
      14,400   First Republic Bank                                                                                763,200
      16,300   FirstFed Financial Corporation(b)                                                                  845,481
      31,500   Flagstar Bancorp, Inc.(c)                                                                          711,900
      63,300   Fremont General Corporation(c)                                                                   1,593,894
      29,000   Gables Residential Trust(c)                                                                      1,037,910
      31,600   Glenborough Realty Trust, Inc.                                                                     672,448
      39,700   Gold Banc Corporation, Inc.                                                                        580,414
      35,600   Hilb, Rogal and Hobbs Company(c)                                                                 1,290,144
      44,489   Hudson United Bancorp                                                                            1,751,977
      41,500   Investment Technology Group, Inc.(b)                                                               830,000
      17,400   Irwin Financial Corporation(c)                                                                     493,986
      28,200   Kilroy Realty Corporation                                                                        1,205,550
      17,600   LandAmerica Financial Group, Inc.(c)                                                               949,168
      47,900   Lexington Corporate Properties Trust                                                             1,081,582
      29,900   MAF Bancorp, Inc.                                                                                1,340,118
      23,100   Nara Bancorp, Inc.(c)                                                                              491,337
      47,350   New Century Financial Corporation                                                                3,026,138
      11,300   Parkway Properties, Inc.                                                                           573,475
      18,000   Philadelphia Consolidated Holding Corporation(b)                                                 1,190,520
      19,600   Piper Jaffray Companies(b)                                                                         939,820
      21,200   Presidential Life Corporation                                                                      359,552
      16,700   PrivateBancorp, Inc.(c)                                                                            538,241
      28,900   ProAssurance Corporation(b)                                                                      1,130,279
      32,764   Provident Bankshares Corporation                                                                 1,191,627
      69,672   Republic Bancorp, Inc.                                                                           1,064,588
      15,900   Rewards Network, Inc.(b,c)                                                                         111,300
      20,300   Riggs National Corporation(c)                                                                      431,578
      20,500   RLI Corporation                                                                                    852,185
       9,800   SCPIE Holdings, Inc.(b,c)                                                                           97,020
      27,500   Selective Insurance Group, Inc.                                                                  1,216,600
      46,000   Shurgard Storage Centers, Inc.                                                                   2,024,460
      70,300   South Financial Group, Inc.                                                                      2,286,859
      69,300   Southwest Bancorporation of Texas, Inc.                                                          1,613,997
      15,600   Sovran Self Storage, Inc.                                                                          657,384
      44,400   Sterling Bancshares, Inc.                                                                          633,588
      22,510   Sterling Financial Corporation(b)                                                                  883,743
      17,900   Stewart Information Services Corporation                                                           745,535
      46,000   Susquehanna Bancshares, Inc.                                                                     1,147,700
      14,351   SWS Group, Inc.(c)                                                                                 314,574
      73,482   TrustCo Bank Corporation NY(c)                                                                   1,013,317
      45,000   UCBH Holdings, Inc.                                                                              2,061,900
      33,900   UICI                                                                                             1,149,210
      44,100   Umpqua Holdings Corporation(c)                                                                   1,111,761
      35,000   United Bankshares, Inc.                                                                          1,335,250
      33,090   Waypoint Financial Corporation                                                                     938,102
      41,500   Whitney Holding Corporation                                                                      1,867,085
      21,300   Wintrust Financial Corporation                                                                   1,213,248
      18,512   World Acceptance Corporation(b,c)                                                                  509,265
      19,100   Zenith National Insurance Corporation(c)                                                           951,944
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                75,827,863
=========================================================================================================================

Health Care (10.3%)
-------------------------------------------------------------------------------------------------------------------------
      48,300   Accredo Health, Inc.(b)                                                                          1,338,876
      36,300   Advanced Medical Optics, Inc.(b)                                                                 1,493,382
      40,100   Alpharma, Inc.(c)                                                                                  679,695
      15,100   Amedisys, Inc.(b,c)                                                                                489,089
      32,600   American Healthways, Inc.(b,c)                                                                   1,077,104
      26,300   American Medical Systems Holdings, Inc.(b)                                                       1,099,603
      24,800   AMERIGROUP Corporation(b)                                                                        1,876,368
      28,950   AmSurg Corporation(b)                                                                              855,183
      11,300   Analogic Corporation                                                                               506,127
      22,600   ArQule, Inc.(b,c)                                                                                  130,854
      23,300   ArthroCare Corporation(b,c)                                                                        746,998
      21,700   BioLase Technology, Inc.(c)                                                                        235,879
      16,000   Biosite, Inc.(b,c)                                                                                 984,640
      13,600   Bradley Pharmaceuticals, Inc.(b,c)                                                                 263,840
      40,500   Centene Corporation(b)                                                                           1,148,175
      28,400   Cerner Corporation(b,c)                                                                          1,510,028
      12,300   Chemed Corporation                                                                                 825,453
      29,550   CONMED Corporation(b)                                                                              839,811
      32,400   Cooper Companies, Inc.                                                                           2,287,116
      20,300   Cross Country Healthcare, Inc.(b,c)                                                                367,024
      20,550   CryoLife, Inc.(b,c)                                                                                145,288
      12,800   Curative Health Services, Inc.(b,c)                                                                 87,680
      15,600   Cyberonics, Inc.(b)                                                                                323,232
      12,100   Datascope Corporation                                                                              480,249
      41,300   Dendrite International, Inc.(b,c)                                                                  801,220
      22,800   Diagnostic Products Corporation                                                                  1,255,140
      17,600   DJ Orthopedics, Inc.(b)                                                                            376,992
      27,597   Enzo Biochem, Inc.(b,c)                                                                            537,314
      23,800   Gentiva Health Services, Inc.(b)                                                                   397,936
      25,100   Haemonetics Corporation(b)                                                                         908,871
      20,300   Hologic, Inc.(b)                                                                                   557,641
      64,300   Hooper Holmes, Inc.(c)                                                                             380,656
      13,400   ICU Medical, Inc.(b,c)                                                                             366,356
      33,300   IDEXX Laboratories, Inc.(b)                                                                      1,817,847
      44,350   Immucor, Inc.(b)                                                                                 1,042,668
      20,000   Integra LifeSciences Holdings Corporation(b,c)                                                     738,600
      25,277   Intermagnetics General Corporation(b)                                                              642,289
      30,900   Invacare Corporation                                                                             1,429,434
      11,200   Kensey Nash Corporation(b,c)                                                                       386,736
      17,000   LabOne, Inc.(b)                                                                                    544,680
      15,550   LCA-Vision, Inc.(c)                                                                                363,714
      54,100   Medicis Pharmaceutical Corporation                                                               1,899,451
      31,300   Mentor Corporation(c)                                                                            1,056,062
      26,100   Merit Medical Systems, Inc.(b,c)                                                                   398,808
      70,100   MGI Pharma, Inc.(b,c)                                                                            1,963,501
      35,600   NDCHealth Corporation                                                                              661,804
      23,200   Noven Pharmaceuticals, Inc.(b,c)                                                                   395,792
      41,600   OCA, Inc.(b,c)                                                                                     264,160
      36,300   Odyssey Healthcare, Inc.(b,c)                                                                      496,584
      17,000   Osteotech, Inc.(b)                                                                                  93,500
      39,000   Owens & Minor, Inc.                                                                              1,098,630
      25,700   PAREXEL International Corporation(b)                                                               521,710
      22,100   Pediatrix Medical Group, Inc.(b)                                                                 1,415,505
      48,100   Pharmaceutical Product Development, Inc.(b,c)                                                    1,986,049
      27,100   PolyMedica Corporation                                                                           1,010,559
      18,000   Possis Medical, Inc.(b,c)                                                                          242,640
      28,432   Priority Healthcare Corporation(b,c)                                                               618,965
      49,250   Province Healthcare Company(b)                                                                   1,100,738
      39,700   Regeneron Pharmaceuticals, Inc.(b,c)                                                               365,637
      16,200   RehabCare Group, Inc.(b)                                                                           453,438
      33,600   ResMed, Inc.(b,c)                                                                                1,716,960
      34,800   Respironics, Inc.(b)                                                                             1,891,728
      59,800   Savient Pharmaceuticals, Inc.(b)                                                                   162,058
      12,900   SFBC International, Inc.(b,c)                                                                      509,550
      26,100   Sierra Health Services, Inc.(b,c)                                                                1,438,371
      31,900   Sola International, Inc.(b)                                                                        878,526
      16,900   Sunrise Senior Living, Inc.(b,c)                                                                   783,484
      14,200   SurModics, Inc.(b,c)                                                                               461,642
      38,500   Sybron Dental Specialties, Inc.(b)                                                               1,362,130
      29,600   Theragenics Corporation(b)                                                                         120,176
      28,200   United Surgical Partners International, Inc.(b,c)                                                1,175,940
      27,300   Viasys Healthcare, Inc.(b,c)                                                                       518,700
       5,700   Vital Signs, Inc.                                                                                  221,844
      21,200   Wilson Greatbatch Technologies, Inc.(b)                                                            475,304
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               60,099,734
=========================================================================================================================

Industrials (16.0%)
-------------------------------------------------------------------------------------------------------------------------
      19,200   A.O. Smith Corporation(c)                                                                          574,848
      31,900   AAR Corporation(b,c)                                                                               434,478
      37,900   ABM Industries, Inc.                                                                               747,388
      42,000   Acuity Brands, Inc.                                                                              1,335,600
      21,100   Administaff, Inc.(b)                                                                               266,071
      31,400   Albany International Corporation                                                                 1,104,024
       8,900   Angelica Corporation                                                                               240,745
      27,000   Apogee Enterprises, Inc.                                                                           362,070
      24,000   Applied Industrial Technologies, Inc.(b,c)                                                         657,600
      11,100   Applied Signal Technology, Inc.(c)                                                                 391,275
      22,100   Arkansas Best Corporation(c)                                                                       992,069
      32,800   Armor Holdings, Inc.(b)                                                                          1,542,256
      38,800   Artesyn Technologies, Inc.(b,c)                                                                    438,440
      16,600   Astec Industries, Inc.(b)                                                                          285,686
      27,400   Baldor Electric Company(c)                                                                         754,322
      18,600   Barnes Group, Inc.                                                                                 493,086
      35,400   Bowne & Company, Inc.(c)                                                                           575,604
      19,400   Brady Corporation                                                                                1,213,858
      51,000   Briggs & Stratton Corporation                                                                    2,120,580
      25,100   C&D Technologies, Inc.(c)                                                                          427,704
      11,100   CDI Corporation(c)                                                                                 237,318
      26,000   Central Parking Corporation(c)                                                                     393,900
      16,100   Ceradyne, Inc.(b,c)                                                                                921,081
      25,300   CLARCOR, Inc.                                                                                    1,385,681
      24,300   Coinstar, Inc.(b,c)                                                                                651,969
      11,600   Consolidated Graphics, Inc.(b)                                                                     532,440
       7,700   CPI Corporation                                                                                    104,643
      15,300   Cubic Corporation(c)                                                                               385,101
      16,800   CUNO, Inc.(b)                                                                                      997,920
      21,200   Curtiss-Wright Corporation(c)                                                                    1,217,092
      26,900   DRS Technologies, Inc.(b)                                                                        1,148,899
      14,800   EDO Corporation(c)                                                                                 469,900
      40,600   EGL, Inc.(b)                                                                                     1,213,534
      17,500   ElkCorp                                                                                            598,850
      15,000   EMCOR Group, Inc.(b)                                                                               677,700
      26,350   Engineered Support Systems, Inc.                                                                 1,560,447
      24,300   Esterline Technologies Corporation(b)                                                              793,395
      21,300   Forward Air Corporation(b)                                                                         952,110
      35,200   Frontier Airlines, Inc.(b,c)                                                                       401,632
      20,800   G & K Services, Inc.                                                                               903,136
      19,600   Gardner Denver, Inc.(b)                                                                            711,284
      45,500   GenCorp, Inc.(c)                                                                                   844,935
      24,330   Griffon Corporation(b)                                                                             656,910
      45,286   Heartland Express, Inc.                                                                          1,017,576
      19,000   Heidrick & Struggles International, Inc.(b,c)                                                      651,130
      65,300   Hughes Supply, Inc.                                                                              2,112,455
      50,100   IDEX Corporation(c)                                                                              2,029,050
      16,100   Imagistics International, Inc.(b)                                                                  541,926
      26,500   Insituform Technologies, Inc.(b)                                                                   600,755
       9,100   Insurance Auto Auctions, Inc.(b)                                                                   204,022
      19,400   Ionics, Inc.(b,c)                                                                                  840,796
      44,000   JLG Industries, Inc.                                                                               863,720
      27,500   John H. Harland Company(c)                                                                         992,750
      22,500   Kaman Corporation                                                                                  284,625
      62,000   Kansas City Southern, Inc.(b)                                                                    1,099,260
      27,900   Kaydon Corporation                                                                                 921,258
      21,600   Kirby Corporation(b)                                                                               958,608
      36,300   Knight Transportation, Inc.                                                                        900,240
      41,500   Labor Ready, Inc.(b)                                                                               702,180
      30,000   Landstar System, Inc.(b)                                                                         2,209,200
       4,800   Lawson Products, Inc.(c)                                                                           242,064
      48,236   Lennox International, Inc.                                                                         981,603
      11,650   Lindsay Manufacturing Company                                                                      301,502
      15,900   Lydall, Inc.(b)                                                                                    188,574
      28,200   MagneTek, Inc.(b)                                                                                  194,580
      29,200   Manitowoc Company, Inc.                                                                          1,099,380
      20,800   Mercury Computer Systems, Inc.(b,c)                                                                617,344
      31,200   Mesa Air Group, Inc.(b,c)                                                                          247,728
      37,481   Milacron, Inc.(b,c)                                                                                127,061
      14,400   Mobile Mini, Inc.(b,c)                                                                             475,776
      22,900   Moog, Inc.(b)                                                                                    1,038,515
      35,900   Mueller Industries, Inc.                                                                         1,155,980
      31,700   NCO Group, Inc.(b)                                                                                 819,445
      25,000   On Assignment, Inc.(b)                                                                             129,750
      35,400   Oshkosh Truck Corporation                                                                        2,420,652
      11,500   Pre-Paid Legal Services, Inc.(c)                                                                   431,825
      22,600   PRG-Schultz International, Inc.(b,c)                                                               113,678
      24,200   Regal-Beloit Corporation(c)                                                                        692,120
      26,500   Reliance Steel & Aluminum Company                                                                1,032,440
      11,100   Robbins & Myers, Inc.                                                                              264,513
      41,700   Roper Industries, Inc.                                                                           2,534,109
      22,500   School Specialty, Inc.(b)                                                                          867,600
      63,400   Shaw Group, Inc.(b,c)                                                                            1,131,690
      35,800   Simpson Manufacturing Company, Inc.                                                              1,249,420
      56,800   SkyWest, Inc.                                                                                    1,139,408
      15,600   SOURCECORP, Inc.(b)                                                                                298,116
      60,300   Spherion Corporation(b)                                                                            506,520
      23,400   Standard Register Company                                                                          330,408
      10,600   Standex International Corporation                                                                  301,994
      28,400   Stewart & Stevenson Services, Inc.                                                                 574,532
      32,300   Teledyne Technologies, Inc.(b)                                                                     950,589
      55,606   Tetra Tech, Inc.(b)                                                                                930,844
      11,500   Thomas Industries, Inc.                                                                            459,080
      89,300   Timken Company                                                                                   2,323,586
      22,600   Toro Company                                                                                     1,838,510
      27,500   Tredegar Corporation(c)                                                                            555,775
      15,700   Triumph Group, Inc.(b)                                                                             620,150
      32,700   United Stationers, Inc.(b)                                                                       1,510,740
      15,800   Universal Forest Products, Inc.(c)                                                                 685,720
      33,100   URS Corporation(b)                                                                               1,062,510
      27,700   USF Corporation                                                                                  1,051,215
      15,900   Valmont Industries, Inc.                                                                           399,249
       9,900   Vertrue, Inc.(b,c)                                                                                 373,923
      21,900   Viad Corporation                                                                                   623,931
      18,700   Vicor Corporation(c)                                                                               245,157
       8,000   Volt Information Sciences, Inc.(b)                                                                 235,120
      30,000   Wabash National Corporation(b,c)                                                                   807,900
      47,400   Waste Connections, Inc.(b)                                                                       1,623,450
      22,950   Watsco, Inc.                                                                                       808,299
      32,100   Watson Wyatt & Company Holdings                                                                    865,095
      25,000   Watts Water Technologies, Inc.                                                                     806,000
      14,700   Wolverine Tube, Inc.(b,c)                                                                          189,777
       9,500   Woodward Governor Company                                                                          680,295
      48,031   Yellow Roadway Corporation(b)                                                                    2,675,807
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               93,478,181
=========================================================================================================================

Information Technology (13.3%)
-------------------------------------------------------------------------------------------------------------------------
      25,100   Actel Corporation(b)                                                                               440,254
     109,900   Adaptec, Inc.(b)                                                                                   834,141
      21,300   Advanced Energy Industries, Inc.(b,c)                                                              194,469
      73,650   Aeroflex, Inc.(b)                                                                                  892,638
      31,900   Agilysys, Inc.                                                                                     546,766
      24,200   Alliance Semiconductor Corporation(b)                                                               89,540
      19,200   Altiris, Inc.(b,c)                                                                                 680,256
      31,000   Anixter International, Inc.                                                                      1,115,690
      30,900   ANSYS, Inc.(b)                                                                                     990,654
      31,100   ATMI, Inc.(b)                                                                                      700,683
      18,700   Audiovox Corporation(b,c)                                                                          295,086
      33,600   Avid Technology, Inc.(b)                                                                         2,074,800
      98,900   Axcelis Technologies, Inc.(b)                                                                      804,057
      11,300   BEI Technologies, Inc.(c)                                                                          348,944
      11,000   Bel Fuse, Inc.(c)                                                                                  371,690
      46,325   Belden CDT, Inc.                                                                                 1,074,740
      28,100   Bell Microproducts, Inc.(b,c)                                                                      270,322
      40,900   Benchmark Electronics, Inc.(b)                                                                   1,394,690
      17,100   Black Box Corporation                                                                              821,142
      44,100   Brooks Automation, Inc.(b,c)                                                                       759,402
      12,600   Brooktrout, Inc.(b)                                                                                151,326
      42,600   C-COR, Inc.(b)                                                                                     396,180
      28,900   CACI International, Inc.(b,c)                                                                    1,968,957
      30,000   Captaris, Inc.(b)                                                                                  154,800
      21,100   Carreker Corporation(b)                                                                            181,460
       7,600   Catapult Communications Corporation(b)                                                             183,616
      37,200   Checkpoint Systems, Inc.(b)                                                                        671,460
      53,700   CIBER, Inc.(b)                                                                                     517,668
      41,000   Cognex Corporation                                                                               1,143,900
      30,000   Coherent, Inc.(b,c)                                                                                913,200
      21,300   Cohu, Inc.                                                                                         395,328
      18,100   Concord Communications, Inc.(b)                                                                    200,548
      35,500   CTS Corporation(c)                                                                                 471,795
      36,500   Cymer, Inc.(b)                                                                                   1,078,210
      15,200   Daktronics, Inc.(b,c)                                                                              378,328
      21,400   Digi International, Inc.(b)                                                                        367,866
      35,300   Digital Insight Corporation(b,c)                                                                   649,520
      18,400   Dionex Corporation(b)                                                                            1,042,728
      27,700   DSP Group, Inc.(b)                                                                                 618,541
      15,200   DuPont Photomasks, Inc.(b,c)                                                                       401,432
      48,300   eFunds Corporation(b)                                                                            1,159,683
      28,100   Electro Scientific Industries, Inc.(b)                                                             555,256
      13,300   EPIQ Systems, Inc.(b,c)                                                                            194,712
      30,500   ESS Technology, Inc.(b,c)                                                                          216,855
      41,200   Exar Corporation(b)                                                                                584,628
      19,100   FactSet Research Systems, Inc.(c)                                                                1,116,204
      24,400   FEI Company(b)                                                                                     512,400
      39,000   FileNet Corporation(b)                                                                           1,004,640
      25,200   FindWhat.com(b,c)                                                                                  446,796
      33,800   FLIR Systems, Inc.(b,c)                                                                          2,156,102
      19,800   Gerber Scientific, Inc.(b,c)                                                                       150,678
      22,900   Global Imaging Systems, Inc.(b)                                                                    904,550
      31,980   Global Payments, Inc.(c)                                                                         1,872,109
      71,500   Harmonic, Inc.(b)                                                                                  596,310
      25,800   Helix Technology Corporation(c)                                                                    448,662
      25,800   Hutchinson Technology, Inc.(b)                                                                     891,906
      38,580   Hyperion Solutions Corporation(b,c)                                                              1,798,600
      20,200   Inter-Tel, Inc.                                                                                    553,076
      39,900   Internet Security Systems, Inc.(b)                                                                 927,675
      17,187   Intrado, Inc.(b,c)                                                                                 207,963
      20,900   Itron, Inc.(b,c)                                                                                   499,719
      19,300   J2 Global Communication, Inc.(b,c)                                                                 665,850
      28,800   JDA Software Group, Inc.(b)                                                                        392,256
      13,800   Keithley Instruments, Inc.                                                                         271,860
      69,200   Kopin Corporation(b)                                                                               267,804
      30,787   Kronos, Inc.(b)                                                                                  1,574,139
      50,500   Kulicke and Soffa Industries, Inc.(b,c)                                                            435,310
      22,000   Littelfuse, Inc.(b)                                                                                751,520
      29,700   Manhattan Associates, Inc.(b,c)                                                                    709,236
      17,000   ManTech International Corporation(b,c)                                                             403,580
      20,100   MapInfo Corporation(b)                                                                             240,798
      18,700   MAXIMUS, Inc.(b,c)                                                                                 581,944
      35,400   Methode Electronics, Inc.                                                                          454,890
      18,300   MICROS Systems, Inc.(b)                                                                          1,428,498
      59,000   Microsemi Corporation(b)                                                                         1,024,240
      20,300   MRO Software, Inc.(b)                                                                              264,306
      20,200   MTS Systems Corporation                                                                            682,962
      34,400   Napster, Inc.(b,c)                                                                                 323,360
      24,200   Network Equipment Technologies, Inc.(b,c)                                                          237,644
      28,800   NYFIX, Inc.(b,c)                                                                                   178,272
      17,750   Park Electrochemical Corporation(c)                                                                384,820
      34,900   Paxar Corporation(b)                                                                               773,733
      18,300   PC TEL, Inc.(b)                                                                                    145,119
      18,300   Pegasus Solutions, Inc.(b,c)                                                                       230,580
      26,300   Pericom Semiconductor Corporation(b)                                                               248,009
      24,300   Phoenix Technologies, Ltd.(b)                                                                      200,718
      16,600   Photon Dynamics, Inc(b)                                                                            403,048
      32,300   Photronics, Inc.(b)                                                                                532,950
      68,600   Pinnacle Systems, Inc.(b)                                                                          418,460
      14,500   Planar Systems, Inc.(b,c)                                                                          162,835
      30,700   Power Integrations, Inc.(b,c)                                                                      607,246
      35,700   Progress Software Corporation(b)                                                                   833,595
      20,900   Radiant Systems, Inc.(b,c)                                                                         136,059
      18,900   RadiSys Corporation(b)                                                                             369,495
      16,600   Rogers Corporation(b)                                                                              715,460
      13,300   Rudolph Technologies, Inc.(b)                                                                      228,361
      15,300   SBS Technologies, Inc.(b)                                                                          213,588
      12,500   ScanSource, Inc.(b,c)                                                                              777,000
      27,100   SERENA Software, Inc.(b,c)                                                                         586,444
     153,900   Skyworks Solutions, Inc.(b,c)                                                                    1,451,277
      19,900   Sonic Solutions, Inc.(b,c)                                                                         446,556
      15,100   SPSS, Inc.(b)                                                                                      236,164
      18,300   Standard Microsystems Corporation(b)                                                               326,289
      10,900   StarTek, Inc.(c)                                                                                   310,105
      12,900   Supertex, Inc.(b)                                                                                  279,930
      44,850   Symmetricom, Inc.(b,c)                                                                             435,494
      25,300   Synaptics, Inc.(b)                                                                                 773,674
      44,600   Take-Two Interactive Software, Inc.(b,c)                                                         1,551,634
      13,600   TALX Corporation                                                                                   350,744
      40,000   Technitrol, Inc.(b)                                                                                728,000
      38,425   THQ, Inc.(b,c)                                                                                     881,470
      13,000   Tollgrade Communications, Inc.(b)                                                                  159,120
      51,250   Trimble Navigation, Ltd.(b)                                                                      1,693,300
      23,500   Ultratech, Inc.(b)                                                                                 442,975
      36,000   Varian Semiconductor Equipment Associates, Inc.                                                  1,326,600
      25,900   Veeco Instruments, Inc.(b,c)                                                                       545,713
      37,000   Verity, Inc.(b)                                                                                    485,440
      20,900   ViaSat, Inc.(b)                                                                                    507,243
      31,400   WebEx Communications, Inc.(b,c)                                                                    746,692
      23,100   Websense, Inc.(b,c)                                                                              1,171,632
      17,700   X-Rite, Inc.(c)                                                                                    283,377
      10,152   Zilog, Inc.(b,d)                                                                                         0
      26,700   Zix Corporation(b,c)                                                                               137,505
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    77,512,274
=========================================================================================================================

Materials (5.1%)
-------------------------------------------------------------------------------------------------------------------------
      30,200   A. Schulman, Inc.                                                                                  646,582
       9,800   A.M. Castle & Company(b)                                                                           117,012
      24,565   Aleris International, Inc.(b,c)                                                                    415,640
      22,100   AMCOL International Corporation                                                                    443,989
      35,400   AptarGroup, Inc.                                                                                 1,868,412
      23,200   Arch Chemicals, Inc.                                                                               667,696
      19,000   Brush Engineered Materials, Inc.(b)                                                                351,500
      28,400   Buckeye Technologies, Inc.(b,c)                                                                    369,484
      25,800   Cambrex Corporation(c)                                                                             699,180
      28,200   Caraustar Industries, Inc.(b)                                                                      474,324
      23,700   Carpenter Technology Corporation                                                                 1,385,502
      22,500   Century Aluminum Company(b)                                                                        590,850
      19,300   Chesapeake Corporation                                                                             524,188
      10,700   Cleveland-Cliffs, Inc.(c)                                                                        1,111,302
      29,100   Commercial Metals Company                                                                        1,471,296
      12,000   Deltic Timber Corporation                                                                          509,400
      30,424   Florida Rock Industries, Inc.                                                                    1,811,141
      33,100   Georgia Gulf Corporation                                                                         1,648,380
      28,300   H.B. Fuller Company                                                                                806,833
      33,200   Headwaters, Inc.(b,c)                                                                              946,200
      24,600   MacDermid, Inc.                                                                                    888,060
      75,200   Massey Energy Company(c)                                                                         2,628,240
      12,000   Material Sciences Corporation(b)                                                                   215,880
      30,363   Myers Industries, Inc.                                                                             388,646
      14,800   Neenah Paper, Inc.(b,c)                                                                            482,480
      28,000   OM Group, Inc.(b)                                                                                  907,760
      39,900   OMNOVA Solutions, Inc.(b)                                                                          224,238
       8,700   Penford Corporation                                                                                136,851
      90,600   PolyOne Corporation(b)                                                                             820,836
      16,100   Pope & Talbot, Inc.                                                                                275,471
       9,600   Quaker Chemical Corporation                                                                        238,464
      16,300   Quanex Corporation(c)                                                                            1,117,691
      30,300   Rock-Tenn Company                                                                                  459,348
      21,400   RTI International Metals, Inc.(b,c)                                                                439,556
      24,700   Ryerson Tull, Inc.(c)                                                                              389,025
      14,700   Schweitzer-Mauduit International, Inc.                                                             499,065
      11,000   Steel Technologies, Inc.                                                                           302,610
      21,400   Texas Industries, Inc.                                                                           1,334,932
      51,100   Wausau-Mosinee Paper Corporation                                                                   912,646
      31,700   Wellman, Inc.(c)                                                                                   338,873
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 29,859,583
=========================================================================================================================

Telecommunication Services (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      17,400   Boston Communications Group, Inc.(b)                                                               160,776
      20,700   Commonwealth Telephone Enterprises, Inc.(b)                                                      1,027,962
      47,100   General Communication, Inc.(b)                                                                     519,984
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 1,708,722
=========================================================================================================================

Utilities (3.5%)
-------------------------------------------------------------------------------------------------------------------------
      29,233   ALLETE, Inc.                                                                                     1,074,313
      16,550   American States Water Company                                                                      430,300
      75,700   Atmos Energy Corporation                                                                         2,070,395
      47,900   Avista Corporation                                                                                 846,393
      11,100   Cascade Natural Gas Corporation(c)                                                                 235,320
      12,000   Central Vermont Public Service Corporation                                                         279,120
      15,600   CH Energy Group, Inc.(c)                                                                           749,580
      48,400   Cleco Corporation                                                                                  980,584
      46,900   El Paso Electric Company(b)                                                                        888,286
      36,000   Energen Corporation                                                                              2,122,200
       5,100   Green Mountain Power Corporation                                                                   147,033
      20,800   Laclede Group, Inc.                                                                                647,920
      27,500   New Jersey Resources Corporation                                                                 1,191,850
      27,100   Northwest Natural Gas Company(c)                                                                   914,354
      75,800   Piedmont Natural Gas Company, Inc.                                                               1,761,592
      67,645   Southern Union Company(b,c)                                                                      1,622,137
      35,700   Southwest Gas Corporation                                                                          906,780
      50,400   UGI Corporation                                                                                  2,061,864
      12,700   UIL Holdings Corporation                                                                           651,510
      33,900   UniSource Energy Corporation(c)                                                                    817,329
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 20,398,860
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $365,338,038)                                                         482,596,725
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income(e)                                Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
         $90   TIMCO Aviation Services, Inc.(d)                                 8.000%         1/2/2007                $0
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $90)                                                                  0
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (16.7%)         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  97,705,467   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $97,705,467
      $1,923   U.S. Treasury Bonds                                             12.000         8/15/2013             2,570
          73   U.S. Treasury Bonds                                              8.500         2/15/2020               105
         122   U.S. Treasury Bonds                                              8.125         5/15/2021               170
         925   U.S. Treasury Bonds                                              5.250        11/15/2028               975
       6,328   U.S. Treasury Inflation Indexed Bonds                            3.875         4/15/2029             9,848
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $97,719,135)                                                                                    97,719,135
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (0.6%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,360,722   Thrivent Money Market Portfolio(g)                               1.800%              N/A        $3,360,722
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,360,722
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $466,417,985)                                                          583,676,582
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Security is fair-valued as discussed in the notes to the financial statements.

(e) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Small Cap Index
    Portfolio.

(f) The interest rate shown reflects the yield or the coupon rate.

(g) At December 31, 2004, $126,000 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition $3,360,722 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Futures         9                March 2005         Long          $2,942,775          $2,849,354    $93,421

The accompanying notes to the financial statements are an integral part of this schedule.






Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (85.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.6%)
-------------------------------------------------------------------------------------------------------------------------
      20,100   Abercrombie & Fitch Company                                                                       $943,695
      44,400   Advance Auto Parts, Inc.(b)                                                                      1,939,392
      26,600   Aeropostale, Inc.(b)                                                                               782,838
     118,100   Alliance Gaming Corporation(b,c)                                                                 1,630,961
     125,200   Applebee's International, Inc.                                                                   3,311,540
      70,600   Autoliv, Inc.                                                                                    3,409,980
      58,000   Bed Bath & Beyond, Inc.(b)                                                                       2,310,140
      33,300   Brunswick Corporation                                                                            1,648,350
     150,350   Cheesecake Factory, Inc.(b)                                                                      4,881,864
      81,550   Chico's FAS, Inc.(b)                                                                             3,712,972
      55,700   Citadel Broadcasting Company(b)                                                                    901,226
     128,100   Coach, Inc.(b)                                                                                   7,224,842
      28,900   D.R. Horton, Inc.                                                                                1,164,959
     164,400   Dollar General Corporation(c)                                                                    3,414,588
      49,900   Dollar Tree Stores, Inc.(b)                                                                      1,431,132
      19,950   DreamWorks Animation SKG, Inc.(b)                                                                  748,324
      25,300   E.W. Scripps Company                                                                             1,221,484
       9,800   eBay, Inc.(b)                                                                                    1,139,544
      95,800   EchoStar Communications Corporation                                                              3,184,392
      19,600   Entercom Communications Corporation(b)                                                             703,444
      32,500   Family Dollar Stores, Inc.                                                                       1,014,975
      28,300   Foot Locker, Inc.                                                                                  762,119
      26,400   GameStop Corporation(b)                                                                            590,304
      59,900   Gentex Corporation(c)                                                                            2,217,498
      65,600   Getty Images, Inc.(b)                                                                            4,516,560
      96,300   GTECH Holdings Corporation                                                                       2,498,985
      31,600   Harman International Industries, Inc.                                                            4,013,200
      13,200   Harrah's Entertainment, Inc.(c)                                                                    882,948
     166,500   Hilton Hotels Corporation                                                                        3,786,210
      59,700   International Game Technology                                                                    2,052,486
      99,300   Lamar Advertising Company(b)                                                                     4,248,054
      14,900   Lennar Corporation                                                                                 844,532
      31,000   Marriott International, Inc.                                                                     1,952,380
      47,400   Marvel Enterprises, Inc.(b,c)                                                                      970,752
      24,100   MGM MIRAGE(b)                                                                                    1,753,034
      61,600   Michaels Stores, Inc.                                                                            1,846,152
      65,300   Nordstrom, Inc.                                                                                  3,051,469
      62,500   P.F. Chang's China Bistro, Inc.(b,c)                                                             3,521,875
      98,900   PETCO Animal Supplies, Inc.(b)                                                                   3,904,572
     115,500   PETsMART, Inc.                                                                                   4,103,715
      54,100   Pulte Homes, Inc.                                                                                3,451,580
     165,100   Radio One, Inc.(b,c)                                                                             2,661,412
      88,500   RadioShack Corporation                                                                           2,909,880
      34,500   Ross Stores, Inc.(c)                                                                               996,015
     115,900   Royal Caribbean Cruises, Ltd.(c)                                                                 6,309,596
     156,800   Saks, Inc.                                                                                       2,275,168
      82,000   Staples, Inc.                                                                                    2,764,220
      40,300   Starbucks Corporation(b)                                                                         2,513,108
      60,200   Starwood Hotels & Resorts Worldwide, Inc.                                                        3,515,680
      57,700   Station Casinos, Inc.                                                                            3,155,036
      32,700   Tiffany & Company                                                                                1,045,419
     118,300   TJX Companies, Inc.                                                                              2,972,879
      18,800   Toll Brothers, Inc.(b)                                                                           1,289,868
      54,420   Univision Communications, Inc.(b)                                                                1,592,873
      42,700   Urban Outfitters, Inc.(b,c)                                                                      1,895,880
     104,200   Warnaco Group, Inc.(b)                                                                           2,250,720
      20,100   Weight Watchers International, Inc.(b,c)                                                           825,507
      32,900   Westwood One, Inc.(b)                                                                              885,997
      91,900   Williams-Sonoma, Inc.(b)                                                                         3,220,176
      22,400   Wynn Resorts, Ltd.(b,c)                                                                          1,499,008
     107,000   XM Satellite Radio Holdings, Inc.(b,c)                                                           4,025,340
      33,700   Yum! Brands, Inc.                                                                                1,589,966
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   147,882,815
=========================================================================================================================

Consumer Staples (2.1%)
-------------------------------------------------------------------------------------------------------------------------
      23,300   Alberto-Culver Company                                                                           1,131,681
      17,800   Clorox Company                                                                                   1,048,954
      12,800   Coca-Cola Bottling Company Consolidated(c)                                                         730,368
      82,500   Constellation Brands, Inc.(b)                                                                    3,837,075
      18,700   Energizer Holdings, Inc.(b)                                                                        929,203
      29,700   Estee Lauder Companies, Inc.                                                                     1,359,369
      68,000   Ralcorp Holdings, Inc.(c)                                                                        2,851,240
      45,650   Whole Foods Market, Inc.                                                                         4,352,728
      34,100   William Wrigley Jr. Company                                                                      2,359,379
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          18,599,997
=========================================================================================================================

Energy (4.8%)
-------------------------------------------------------------------------------------------------------------------------
      21,206   Apache Corporation                                                                               1,072,387
      23,100   Baker Hughes, Inc.                                                                                 985,677
     125,820   BJ Services Company                                                                              5,855,663
      77,300   Chesapeake Energy Corporation(c)                                                                 1,275,450
      14,900   Cooper Cameron Corporation(b)                                                                      801,769
     257,800   El Paso Corporation                                                                              2,681,120
     110,600   ENSCO International, Inc.                                                                        3,510,444
      33,600   EOG Resources, Inc.                                                                              2,397,696
      14,600   Murphy Oil Corporation                                                                           1,174,570
      73,400   Nabors Industries, Ltd.(b)                                                                       3,764,686
      44,100   National-Oilwell, Inc.(b,c)                                                                      1,556,289
      55,700   Newfield Exploration Company(b)                                                                  3,289,085
      97,400   Patterson-UTI Energy, Inc.                                                                       1,894,430
      33,900   Quicksilver Resources, Inc.(b)                                                                   1,246,842
      53,480   Smith International, Inc.(b)                                                                     2,909,847
      16,040   Weatherford International, Ltd.(b)                                                                 822,852
     176,900   Williams Companies, Inc.                                                                         2,881,701
     120,391   XTO Energy, Inc.                                                                                 4,259,434
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    42,379,942
=========================================================================================================================

Financials (7.8%)
-------------------------------------------------------------------------------------------------------------------------
      19,850   Affiliated Managers Group, Inc.(b,c)                                                             1,344,639
      17,300   Ambac Financial Group, Inc.                                                                      1,420,849
      77,600   American Capital Strategies, Ltd.(c)                                                             2,587,960
     350,900   Ameritrade Holding Corporation(b)                                                                4,989,798
     137,250   Apollo Investment Corporation                                                                    2,072,475
      28,000   Bear Stearns Companies, Inc.                                                                     2,864,680
      52,600   CapitalSource, Inc.(b,c)                                                                         1,350,242
      10,300   Chicago Mercantile Exchange Holdings(c)                                                          2,355,610
      73,800   CIT Group, Inc.                                                                                  3,381,516
      14,200   City National Corporation                                                                        1,003,230
      22,700   Cullen/Frost Bankers, Inc.                                                                       1,103,220
      35,100   Doral Financial Corporation                                                                      1,728,675
     155,700   E*TRADE Financial Corporation(b)                                                                 2,327,715
      24,800   Eaton Vance Corporation                                                                          1,293,320
      33,125   First Financial Bankshares, Inc.(c)                                                              1,484,331
      62,900   Investors Financial Services Corporation(c)                                                      3,143,742
      44,900   Jefferson-Pilot Corporation                                                                      2,333,004
      49,250   Legg Mason, Inc.                                                                                 3,608,055
      36,900   Leucadia National Corporation(c)                                                                 2,563,812
      40,900   Main Street Banks, Inc.(c)                                                                       1,428,637
      59,000   MB Financial, Inc.(c)                                                                            2,486,850
      14,800   Moody's Corporation                                                                              1,285,380
      42,800   North Fork Bancorporation, Inc.                                                                  1,234,780
      34,000   PartnerRe, Ltd.(c)                                                                               2,105,960
      49,600   Piper Jaffray Companies(b,c)                                                                     2,378,320
     102,000   Providian Financial Corporation(b)                                                               1,679,940
      50,200   SEI Investments Company                                                                          2,104,886
      41,900   Sovereign Bancorp, Inc.                                                                            944,845
      44,100   T. Rowe Price Group, Inc.                                                                        2,743,020
     110,300   TCF Financial Corporation                                                                        3,545,042
      27,400   Willis Group Holdings, Ltd.                                                                      1,128,058
      46,000   Zions Bancorporation                                                                             3,129,380
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                69,151,971
=========================================================================================================================

Health Care (18.0%)
-------------------------------------------------------------------------------------------------------------------------
      18,500   Aetna, Inc.                                                                                      2,307,875
      18,200   Alcon, Inc.                                                                                      1,466,920
      21,400   Allergan, Inc.                                                                                   1,734,898
      59,300   American Medical Systems Holdings, Inc.(b)                                                       2,479,333
      53,300   Amylin Pharmaceuticals, Inc.(b,c)                                                                1,245,088
      31,525   Barr Pharmaceuticals, Inc.(b)                                                                    1,435,648
      27,200   Bausch & Lomb, Inc.                                                                              1,753,312
      16,000   Beckman Coulter, Inc.                                                                            1,071,840
      29,620   Biogen Idec, Inc.(b)                                                                             1,972,988
      70,267   Biomet, Inc.                                                                                     3,048,885
     100,300   Bruker BioSciences Corporation(b)                                                                  404,209
      56,600   C.R. Bard, Inc.                                                                                  3,621,268
     239,300   Caliper Life Sciences, Inc.(b)                                                                   1,801,929
      97,990   Caremark Rx, Inc.(b)                                                                             3,863,746
      92,800   Celgene Corporation(b,c)                                                                         2,461,984
      22,100   Cephalon, Inc.(b,c)                                                                              1,124,448
      40,400   Charles River Laboratories International, Inc.(b,c)                                              1,858,804
     140,000   Community Health Systems, Inc.(b)                                                                3,903,200
      20,100   Cooper Companies, Inc.                                                                           1,418,859
      41,900   Covance, Inc.(b)                                                                                 1,623,625
      45,300   Coventry Health Care, Inc.(b)                                                                    2,404,524
      90,800   Cytyc Corporation(b)                                                                             2,503,356
      17,100   Dade Behring Holdings, Inc.(b)                                                                     957,600
      37,550   DaVita, Inc.                                                                                     1,484,352
      24,000   Dentsply International, Inc.                                                                     1,348,800
     139,800   Elan Corporation plc ADR(b,c)                                                                    3,809,550
      46,600   Endo Pharmaceutical Holdings, Inc.(b)                                                              979,532
      91,800   Eon Labs, Inc.(b)                                                                                2,478,600
      14,900   Express Scripts, Inc.(b)                                                                         1,138,956
      75,900   Fisher Scientific International, Inc.(b)                                                         4,734,642
      34,250   Foxhollow Technologies, Inc.(b,c)                                                                  842,208
      80,300   Gen-Probe, Inc.(b)                                                                               3,630,363
      61,300   Genzyme Corporation(b)                                                                           3,559,691
     100,500   Gilead Sciences, Inc.(b)                                                                         3,516,495
      47,975   Health Management Associates, Inc.(c)                                                            1,089,992
      84,500   Health Net, Inc.(b)                                                                              2,439,515
      17,800   Henry Schein, Inc.(b)                                                                            1,239,592
      55,300   ICOS Corporation(b,c)                                                                            1,563,884
      68,300   ImClone Systems, Inc.(b)                                                                         3,147,264
     120,400   IMS Health, Inc.                                                                                 2,794,484
      30,300   INAMED Corporation(b)                                                                            1,916,475
     115,200   Incyte Corporation(b,c)                                                                          1,150,848
      45,900   Invitrogen Corporation(b)                                                                        3,081,267
      81,675   IVAX Corporation(b)                                                                              1,292,098
      46,600   Kinetic Concepts, Inc.(b)                                                                        3,555,580
      33,700   Laboratory Corporation of America Holdings(b)                                                    1,678,934
      40,100   Manor Care, Inc.                                                                                 1,420,743
      17,700   Martek Biosciences Corporation(b,c)                                                                906,240
      63,600   Medco Health Solutions, Inc.(b)                                                                  2,645,760
      52,800   Medicis Pharmaceutical Corporation                                                               1,853,808
      44,500   MedImmune, Inc.(b)                                                                               1,206,395
      33,900   MGI Pharma, Inc.(b)                                                                                949,539
      19,000   Millipore Corporation(b)                                                                           946,390
      26,600   Neurocrine Biosciences, Inc.(b)                                                                  1,311,380
      39,400   Omnicare, Inc.                                                                                   1,364,028
      46,900   OSI Pharmaceuticals, Inc.(b)                                                                     3,510,465
      29,500   PacifiCare Health Systems, Inc.(b)                                                               1,667,340
      66,100   Par Pharmaceutical Companies, Inc.(b,c)                                                          2,735,218
      37,500   Patterson Companies, Inc.(b,c)                                                                   1,627,125
      43,300   PerkinElmer, Inc.                                                                                  973,817
      49,200   Protein Design Labs, Inc.(b,c)                                                                   1,016,472
      41,400   Quest Diagnostics, Inc.                                                                          3,955,770
      18,400   ResMed, Inc.(b,c)                                                                                  940,240
      29,600   Sepracor, Inc.(b,c)                                                                              1,757,352
      66,700   St. Jude Medical, Inc.(b)                                                                        2,796,731
      70,600   Sybron Dental Specialties, Inc.(b)                                                               2,497,828
      63,600   Taro Pharmaceutical Industries, Ltd.(b,c)                                                        2,164,308
      20,500   Techne Corporation(b)                                                                              797,450
     215,800   Tenet Healthcare Corporation(b)                                                                  2,369,484
      90,900   Tercica, Inc.(b,c)                                                                                 909,909
     124,100   Teva Pharmaceutical Industries, Ltd.                                                             3,705,626
      40,800   Thermo Electron Corporation(b)                                                                   1,231,752
      23,200   Triad Hospitals, Inc.(b)                                                                           863,272
      70,000   Trimeris, Inc.(b)                                                                                  991,900
      80,000   Varian Medical Systems, Inc.(b)                                                                  3,459,200
      12,600   Vnus Medical Technologies, Inc.(b,c)                                                               170,352
      57,000   Waters Corporation(b)                                                                            2,667,030
      61,900   Wellcare Health Plans, Inc.(b)                                                                   2,011,750
      18,102   WellPoint, Inc.(b)                                                                               2,081,730
      15,000   Zimmer Holdings, Inc.(b)                                                                         1,201,800
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              159,645,665
=========================================================================================================================

Industrials (10.1%)
-------------------------------------------------------------------------------------------------------------------------
      17,950   Alliant Techsystems, Inc.(b)                                                                     1,173,571
      91,400   American Standard Companies, Inc.(b)                                                             3,776,648
      17,475   Apollo Group, Inc.(b)                                                                            1,410,407
      95,400   C.H. Robinson Worldwide, Inc.                                                                    5,296,608
      30,600   Career Education Corporation(b)                                                                  1,224,000
      51,500   Cendant Corporation                                                                              1,204,070
      62,400   ChoicePoint, Inc.(b)                                                                             2,869,776
      82,800   Cintas Corporation                                                                               3,631,608
      54,400   CNF, Inc.                                                                                        2,725,440
      79,900   Corporate Executive Board Company                                                                5,348,506
      34,500   Danaher Corporation                                                                              1,980,645
      18,500   Dun & Bradstreet Corporation(b)                                                                  1,103,525
      83,700   Dycom Industries, Inc.(b)                                                                        2,554,524
      45,000   Eaton Corporation                                                                                3,256,200
      37,800   Education Management Corporation(b,c)                                                            1,247,778
     107,860   Expeditors International of Washington, Inc.                                                     6,027,217
      41,200   Fastenal Company(c)                                                                              2,536,272
      20,400   ITT Educational Services, Inc.(b,c)                                                                970,020
      23,800   ITT Industries, Inc.                                                                             2,009,910
      24,600   Jacobs Engineering Group, Inc.(b)                                                                1,175,634
      35,000   JB Hunt Transport Services, Inc.                                                                 1,569,750
     128,700   JetBlue Airways Corporation(b,c)                                                                 2,988,414
      61,000   Joy Global, Inc.                                                                                 2,649,230
      47,400   L-3 Communications Holdings, Inc.(c)                                                             3,471,576
      62,600   Manitowoc Company, Inc.                                                                          2,356,890
      61,700   Manpower, Inc.                                                                                   2,980,110
     156,400   Monster Worldwide, Inc.(b)                                                                       5,261,296
      54,900   MSC Industrial Direct Company, Inc.                                                              1,975,302
      74,200   Norfolk Southern Corporation                                                                     2,685,298
     123,200   Northwest Airlines Corporation(b,c)                                                              1,346,576
      31,800   Parker-Hannifin Corporation                                                                      2,408,532
      32,700   Pentair, Inc.                                                                                    1,424,412
      58,300   Robert Half International, Inc.                                                                  1,715,769
      45,500   Rockwell Automation, Inc.                                                                        2,254,525
      32,900   Rockwell Collins, Inc.                                                                           1,297,576
      43,500   Stericycle, Inc.(b,c)                                                                            1,998,825
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               89,906,440
=========================================================================================================================

Information Technology (22.1%)
-------------------------------------------------------------------------------------------------------------------------
      50,500   Activision, Inc.(b)                                                                              1,019,090
     120,100   Acxiom Corporation                                                                               3,158,630
      69,900   Adobe Systems, Inc.                                                                              4,385,526
     150,900   ADTRAN, Inc.(c)                                                                                  2,888,226
      34,400   Affiliated Computer Services, Inc.(b)                                                            2,070,536
      57,300   Akamai Technologies, Inc.(b,c)                                                                     746,619
      70,200   Alliance Data Systems Corporation(b)                                                             3,333,096
      94,400   Altera Corporation(b)                                                                            1,954,080
      93,500   Amdocs, Ltd.(b)                                                                                  2,454,375
      40,900   Amphenol Corporation(b)                                                                          1,502,666
      62,500   Apple Computer, Inc.(b)                                                                          4,025,000
      60,900   Ask Jeeves, Inc.(b,c)                                                                            1,629,075
      47,000   ASML Holding NV ADR(b,c)                                                                           747,770
      62,100   ATI Technologies, Inc.(b)                                                                        1,204,119
     153,000   AudioCodes, Ltd.(b)                                                                              2,541,330
      62,200   Autodesk, Inc.                                                                                   2,360,490
     118,900   Avaya, Inc.(b,c)                                                                                 2,045,080
      16,200   Avid Technology, Inc.(b,c)                                                                       1,000,350
     200,500   Axcelis Technologies, Inc.(b)                                                                    1,630,065
     198,700   Borland Software Corporation(b,c)                                                                2,320,816
      48,800   Broadcom Corporation(b)                                                                          1,575,264
      98,400   Business Objects SA ADR(b,c)                                                                     2,493,456
      46,300   CDW Corporation                                                                                  3,072,005
      29,900   Check Point Software Technologies, Ltd.(b)                                                         736,437
      53,300   CheckFree Corporation(b)                                                                         2,029,664
      77,300   Citrix Systems, Inc.(b)                                                                          1,896,169
     151,400   CNET Networks, Inc.(b)                                                                           1,700,222
       7,500   Cogent, Inc.(b)                                                                                    247,500
      92,650   Cognizant Technology Solutions Corporation(b)                                                    3,921,874
      97,900   Cognos, Inc.(b)                                                                                  4,313,474
     129,000   Comverse Technology, Inc.(b)                                                                     3,154,050
     156,800   Convergys Corporation(b)                                                                         2,350,432
      71,000   Corning, Inc.(b)                                                                                   835,670
      77,300   Credence Systems Corporation(b)                                                                    707,295
      39,600   DST Systems, Inc.(b)                                                                             2,063,952
      50,400   Electronic Arts, Inc.(b)                                                                         3,108,672
      31,400   Equinix, Inc.(b,c)                                                                               1,342,036
      18,500   F5 Networks, Inc.(b,c)                                                                             901,320
      56,765   Fiserv, Inc.(b)                                                                                  2,281,385
      66,700   Flextronics International, Ltd.(b)                                                                 921,794
      23,100   FLIR Systems, Inc.(b)                                                                            1,473,549
      28,700   Global Payments, Inc.(c)                                                                         1,680,098
      27,200   Harris Corporation                                                                               1,680,688
      30,300   Hyperion Solutions Corporation(b)                                                                1,412,586
      34,900   Integrated Circuit Systems, Inc.(b)                                                                730,108
      54,000   Intersil Corporation                                                                               903,960
      45,400   Intuit, Inc.(b)                                                                                  1,998,054
      39,350   Iron Mountain, Inc.(b)                                                                           1,199,782
      37,400   J2 Global Communication, Inc.(b,c)                                                               1,290,300
      75,900   Jabil Circuit, Inc.(b)                                                                           1,941,522
     773,700   JDS Uniphase Corporation(b,c)                                                                    2,452,629
     246,046   Juniper Networks, Inc.(b)                                                                        6,689,991
      46,640   KLA-Tencor Corporation(b)                                                                        2,172,491
     165,700   Lam Research Corporation(b)                                                                      4,790,387
      28,700   Lexmark International, Inc.(b)                                                                   2,439,500
      63,000   Linear Technology Corporation                                                                    2,441,880
      97,000   Marvell Technology Group, Ltd.(b)                                                                3,440,590
      75,000   McAfee, Inc.(b)                                                                                  2,169,750
      82,800   Mercury Interactive Corporation(b)                                                               3,771,540
     179,190   Microchip Technology, Inc.                                                                       4,777,205
      55,100   National Semiconductor Corporation                                                                 989,045
      40,800   NAVTEQ Corporation(b)                                                                            1,891,488
      36,000   NCR Corporation(b)                                                                               2,492,280
     111,300   Network Appliance, Inc.(b)                                                                       3,697,386
      44,400   NICE Systems, Ltd.(b,c)                                                                          1,389,276
     384,400   Novell, Inc.(b)                                                                                  2,594,700
      52,270   Novellus Systems, Inc.(b)                                                                        1,457,810
      67,600   NVIDIA Corporation(b)                                                                            1,592,656
     183,700   ON Semiconductor Corporation(b,c)                                                                  833,998
     168,200   Openwave Systems, Inc.(b,c)                                                                      2,600,372
      21,800   PalmOne, Inc.(b,c)                                                                                 687,790
     104,800   Photon Dynamics, Inc(b,c)                                                                        2,544,544
      49,400   Polycom, Inc.(b)                                                                                 1,152,008
      24,800   QLogic Corporation(b)                                                                              910,904
     120,100   RealNetworks, Inc.(b,c)                                                                            795,062
     213,300   Red Hat, Inc.(b,c)                                                                               2,847,555
      29,000   Research in Motion, Ltd.(b)                                                                      2,390,180
      77,700   SanDisk Corporation(b,c)                                                                         1,940,169
     134,700   Seachange International, Inc.(b,c)                                                               2,349,168
      80,500   Seagate Technology(b,c)                                                                          1,390,235
      34,800   Semtech Corporation(b,c)                                                                           761,076
     117,600   Siebel Systems, Inc.(b)                                                                          1,234,800
      30,000   Silicon Laboratories, Inc.(b,c)                                                                  1,059,300
      19,600   SINA Corporation(b,c)                                                                              628,376
     243,400   Skyworks Solutions, Inc.(b)                                                                      2,295,262
      47,560   SunGard Data Systems, Inc.(b)                                                                    1,347,375
     125,600   Symantec Corporation(b)                                                                          3,235,456
      52,600   Symbol Technologies, Inc.                                                                          909,980
     144,700   Synopsys, Inc.(b)                                                                                2,839,014
      30,300   Tektronix, Inc.                                                                                    915,363
     142,100   TIBCO Software, Inc.(b)                                                                          1,895,614
      72,600   UTStarcom, Inc.(b,c)                                                                             1,608,090
      72,600   VeriSign, Inc.(b)                                                                                2,433,552
      80,500   VERITAS Software Corporation(b)                                                                  2,298,275
     104,800   ViaSat, Inc.(b,c)                                                                                2,543,496
      23,220   Xilinx, Inc.                                                                                       688,473
      26,825   Zebra Technologies Corporation(b)                                                                1,509,711
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   196,876,059
=========================================================================================================================

Materials (2.2%)
-------------------------------------------------------------------------------------------------------------------------
      28,200   Ball Corporation                                                                                 1,240,236
      67,400   CONSOL Energy, Inc.                                                                              2,766,770
     190,300   Crown Holdings, Inc.(b)                                                                          2,614,722
      84,200   Ecolab, Inc.                                                                                     2,957,946
      26,000   Freeport-McMoRan Copper & Gold, Inc.(c)                                                            993,980
      49,100   Martin Marietta Materials, Inc.                                                                  2,634,706
      93,300   Pan American Silver Corporation(b)                                                               1,490,934
      31,100   Peabody Energy Corporation                                                                       2,516,301
      13,400   Phelps Dodge Corporation                                                                         1,325,528
      42,300   Smurfit-Stone Container Corporation(b)                                                             790,164
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 19,331,287
=========================================================================================================================

Telecommunication Services (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      55,900   American Tower Corporation(b)                                                                    1,028,560
      56,400   Crown Castle International Corporation(b)                                                          938,496
     278,700   Nextel Partners, Inc.(b,c)                                                                       5,445,798
     101,400   NII Holdings, Inc.(b,c)                                                                          4,811,430
      35,300   Western Wireless Corporation(b)                                                                  1,034,290
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                13,258,574
=========================================================================================================================

Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     192,200   AES Corporation(b)                                                                               2,627,374
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,627,374
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $641,572,308)                                                         759,660,124
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income(d)                                Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
        $100   TIMCO Aviation Services, Inc.(e)                                 8.000%         1/2/2007                $0
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $100)                                                                 0
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (12.1%)         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $871,488   BNP Paribas Letter of Credit                                     0.150%        4/21/2005          $871,488
     512,640   JP Morgan Chase Letter of Credit                                 0.150         5/20/2005           512,640
 105,768,892   Thrivent Financial Securities Lending Trust                      2.240               N/A       105,768,892
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $107,153,020)                                                                                  107,153,020
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (2.4%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $11,960,000   Delaware Funding Corporation                                     2.200%         1/3/2005       $11,958,538
   9,325,243   Thrivent Money Market Portfolio                                  1.800               N/A         9,325,243
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                21,283,781
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $770,009,209)                                                         $888,096,925
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Mid Cap Growth Portfolio.

(e) Security is fair valued as discussed in the notes to the financial statements.

(f) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

(g) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S.
depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.





Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (86.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,000   Abercrombie & Fitch Company                                                                        $46,950
       2,200   Advance Auto Parts, Inc.(b)                                                                         96,096
       1,300   Aeropostale, Inc.(b)                                                                                38,259
       5,800   Alliance Gaming Corporation(b,c)                                                                    80,098
       6,200   Applebee's International, Inc.                                                                     163,990
       3,500   Autoliv, Inc.                                                                                      169,050
       2,900   Bed Bath & Beyond, Inc.(b)                                                                         115,507
       1,600   Brunswick Corporation                                                                               79,200
       7,375   Cheesecake Factory, Inc.(b)                                                                        239,466
       4,000   Chico's FAS, Inc.(b)                                                                               182,120
       2,700   Citadel Broadcasting Company(b)                                                                     43,686
       6,270   Coach, Inc.(b)                                                                                     353,626
       1,400   D.R. Horton, Inc.                                                                                   56,434
       8,100   Dollar General Corporation(c)                                                                      168,237
       2,500   Dollar Tree Stores, Inc.(b)                                                                         71,700
         850   DreamWorks Animation SKG, Inc.(b)                                                                   31,884
       1,200   E.W. Scripps Company                                                                                57,936
         500   eBay, Inc.(b)                                                                                       58,140
       4,700   EchoStar Communications Corporation                                                                156,228
         930   Entercom Communications Corporation(b)                                                              33,378
       1,600   Family Dollar Stores, Inc.                                                                          49,968
       1,400   Foot Locker, Inc.                                                                                   37,702
       1,300   GameStop Corporation(b)                                                                             29,068
       3,000   Gentex Corporation(c)                                                                              111,060
       3,190   Getty Images, Inc.(b)                                                                              219,632
       4,700   GTECH Holdings Corporation                                                                         121,965
       1,500   Harman International Industries, Inc.                                                              190,500
         600   Harrah's Entertainment, Inc.                                                                        40,134
       8,200   Hilton Hotels Corporation                                                                          186,468
       2,890   International Game Technology                                                                       99,358
       4,900   Lamar Advertising Company(b)                                                                       209,622
         700   Lennar Corporation                                                                                  39,676
       1,500   Marriott International, Inc.                                                                        94,470
       2,300   Marvel Enterprises, Inc.(b,c)                                                                       47,104
       1,200   MGM MIRAGE(b)                                                                                       87,288
       3,000   Michaels Stores, Inc.                                                                               89,910
       3,200   Nordstrom, Inc.                                                                                    149,536
       3,080   P.F. Chang's China Bistro, Inc.(b,c)                                                               173,558
       4,900   PETCO Animal Supplies, Inc.(b)                                                                     193,452
       5,730   PETsMART, Inc.                                                                                     203,587
       2,700   Pulte Homes, Inc.                                                                                  172,260
       8,100   Radio One, Inc.(b,c)                                                                               130,572
       4,300   RadioShack Corporation                                                                             141,384
       1,750   Ross Stores, Inc.                                                                                   50,522
       5,740   Royal Caribbean Cruises, Ltd.(c)                                                                   312,486
       7,700   Saks, Inc.                                                                                         111,727
       4,000   Staples, Inc.                                                                                      134,840
       2,000   Starbucks Corporation(b)                                                                           124,720
       3,000   Starwood Hotels & Resorts Worldwide, Inc.                                                          175,200
       2,800   Station Casinos, Inc.                                                                              153,104
       1,620   Tiffany & Company                                                                                   51,791
       5,800   TJX Companies, Inc.                                                                                145,754
         900   Toll Brothers, Inc.(b)                                                                              61,749
       2,700   Univision Communications, Inc.(b)                                                                   79,029
       2,100   Urban Outfitters, Inc.(b)                                                                           93,240
       5,100   Warnaco Group, Inc.(b)                                                                             110,160
       1,000   Weight Watchers International, Inc.(b,c)                                                            41,070
       1,630   Westwood One, Inc.(b)                                                                               43,896
       4,500   Williams-Sonoma, Inc.(b)                                                                           157,680
       1,100   Wynn Resorts, Ltd.(b,c)                                                                             73,612
       5,300   XM Satellite Radio Holdings, Inc.(b,c)                                                             199,386
       1,700   Yum! Brands, Inc.                                                                                   80,206
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     7,260,431
=========================================================================================================================

Consumer Staples (2.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   Alberto-Culver Company                                                                              53,427
         900   Clorox Company                                                                                      53,037
       1,700   Coca-Cola Bottling Company Consolidated(c)                                                          97,002
       4,100   Constellation Brands, Inc.(b)                                                                      190,691
         900   Energizer Holdings, Inc.(b)                                                                         44,721
       1,500   Estee Lauder Companies, Inc.                                                                        68,655
       3,300   Ralcorp Holdings, Inc.                                                                             138,369
       2,300   Whole Foods Market, Inc.                                                                           219,305
       1,700   William Wrigley Jr. Company                                                                        117,623
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             982,830
=========================================================================================================================

Energy (4.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,000   Apache Corporation                                                                                  50,570
       1,100   Baker Hughes, Inc.                                                                                  46,937
       6,180   BJ Services Company                                                                                287,617
       3,800   Chesapeake Energy Corporation(c)                                                                    62,700
         700   Cooper Cameron Corporation(b)                                                                       37,667
      12,700   El Paso Corporation                                                                                132,080
       5,400   ENSCO International, Inc.                                                                          171,396
       1,600   EOG Resources, Inc.                                                                                114,176
         700   Murphy Oil Corporation                                                                              56,315
       3,600   Nabors Industries, Ltd.(b)                                                                         184,644
       2,200   National-Oilwell, Inc.(b,c)                                                                         77,638
       2,700   Newfield Exploration Company(b)                                                                    159,435
       4,800   Patterson-UTI Energy, Inc.                                                                          93,360
       1,700   Quicksilver Resources, Inc.(b)                                                                      62,526
       2,640   Smith International, Inc.(b)                                                                       143,642
         800   Weatherford International, Ltd.(b)                                                                  41,040
       8,700   Williams Companies, Inc.                                                                           141,723
       5,900   XTO Energy, Inc.                                                                                   208,742
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,072,208
=========================================================================================================================

Financials (7.8%)
-------------------------------------------------------------------------------------------------------------------------
         990   Affiliated Managers Group, Inc.(b,c)                                                                67,063
         900   Ambac Financial Group, Inc.                                                                         73,917
       3,800   American Capital Strategies, Ltd.                                                                  126,730
      17,310   Ameritrade Holding Corporation(b)                                                                  246,148
       6,700   Apollo Investment Corporation                                                                      101,170
       1,400   Bear Stearns Companies, Inc.                                                                       143,234
       2,600   CapitalSource, Inc.(b,c)                                                                            66,742
         500   Chicago Mercantile Exchange Holdings(c)                                                            114,350
       3,600   CIT Group, Inc.                                                                                    164,952
         700   City National Corporation                                                                           49,455
       1,100   Cullen/Frost Bankers, Inc.                                                                          53,460
       1,700   Doral Financial Corporation                                                                         83,725
       7,700   E*TRADE Financial Corporation(b)                                                                   115,115
       1,200   Eaton Vance Corporation                                                                             62,580
       1,700   First Financial Bankshares, Inc.(c)                                                                 76,177
       3,070   Investors Financial Services Corporation(c)                                                        153,439
       2,200   Jefferson-Pilot Corporation                                                                        114,312
       2,395   Legg Mason, Inc.                                                                                   175,458
       1,800   Leucadia National Corporation(c)                                                                   125,064
       2,000   Main Street Banks, Inc.(c)                                                                          69,860
       2,900   MB Financial, Inc.                                                                                 122,235
         700   Moody's Corporation                                                                                 60,795
       2,100   North Fork Bancorporation, Inc.                                                                     60,585
       1,700   PartnerRe, Ltd.(c)                                                                                 105,298
       2,400   Piper Jaffray Companies(b)                                                                         115,080
       5,000   Providian Financial Corporation(b)                                                                  82,350
       2,500   SEI Investments Company                                                                            104,825
       2,100   Sovereign Bancorp, Inc.                                                                             47,355
       2,200   T. Rowe Price Group, Inc.                                                                          136,840
       5,400   TCF Financial Corporation                                                                          173,556
       1,400   Willis Group Holdings, Ltd.                                                                         57,638
       2,300   Zions Bancorporation                                                                               156,469
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 3,405,977
=========================================================================================================================

Health Care (18.0%)
-------------------------------------------------------------------------------------------------------------------------
         900   Aetna, Inc.                                                                                        112,275
         900   Alcon, Inc.                                                                                         72,540
       1,010   Allergan, Inc.                                                                                      81,881
       2,900   American Medical Systems Holdings, Inc.(b)                                                         121,249
       2,600   Amylin Pharmaceuticals, Inc.(b,c)                                                                   60,736
       1,550   Barr Pharmaceuticals, Inc.(b)                                                                       70,587
       1,300   Bausch & Lomb, Inc.                                                                                 83,798
         800   Beckman Coulter, Inc.                                                                               53,592
       1,460   Biogen Idec, Inc.(b)                                                                                97,251
       3,500   Biomet, Inc.                                                                                       151,865
       2,780   C.R. Bard, Inc.                                                                                    177,864
       8,500   Caliper Life Sciences, Inc.(b)                                                                      64,005
       4,835   Caremark Rx, Inc.(b)                                                                               190,644
       4,600   Celgene Corporation(b,c)                                                                           122,038
       1,100   Cephalon, Inc.(b,c)                                                                                 55,968
       2,000   Charles River Laboratories International, Inc.(b)                                                   92,020
       6,900   Community Health Systems, Inc.(b)                                                                  192,372
       1,000   Cooper Companies, Inc.                                                                              70,590
       2,100   Covance, Inc.(b)                                                                                    81,375
       2,200   Coventry Health Care, Inc.(b)                                                                      116,776
       4,440   Cytyc Corporation(b)                                                                               122,411
         800   Dade Behring Holdings, Inc.(b)                                                                      44,800
       1,850   DaVita, Inc.(b)                                                                                     73,130
       1,180   Dentsply International, Inc.                                                                        66,316
       6,900   Elan Corporation plc ADR(b,c)                                                                      188,025
       2,300   Endo Pharmaceutical Holdings, Inc.(b)                                                               48,346
       4,500   Eon Labs, Inc.(b,c)                                                                                121,500
         700   Express Scripts, Inc.(b)                                                                            53,508
       3,780   Fisher Scientific International, Inc.(b)                                                           235,796
       1,350   Foxhollow Technologies, Inc.(b,c)                                                                   33,196
       4,000   Gen-Probe, Inc.(b)                                                                                 180,840
       3,040   Genzyme Corporation(b)                                                                             176,533
       4,960   Gilead Sciences, Inc.(b)                                                                           173,550
       2,400   Health Management Associates, Inc.(c)                                                               54,528
       4,100   Health Net, Inc.(b)                                                                                118,367
         900   Henry Schein, Inc.(b)                                                                               62,676
       2,700   ICOS Corporation(b,c)                                                                               76,356
       3,300   ImClone Systems, Inc.(b)                                                                           152,064
       5,900   IMS Health, Inc.                                                                                   136,939
       1,500   INAMED Corporation(b)                                                                               94,875
       5,600   Incyte Corporation(b,c)                                                                             55,944
       2,310   Invitrogen Corporation(b)                                                                          155,070
       4,025   IVAX Corporation(b)                                                                                 63,676
       2,300   Kinetic Concepts, Inc.(b)                                                                          175,490
       1,700   Laboratory Corporation of America Holdings(b)                                                       84,694
       2,000   Manor Care, Inc.                                                                                    70,860
         900   Martek Biosciences Corporation(b,c)                                                                 46,080
       3,100   Medco Health Solutions, Inc.(b)                                                                    128,960
       2,630   Medicis Pharmaceutical Corporation                                                                  92,339
       2,150   MedImmune, Inc.(b)                                                                                  58,286
       1,700   MGI Pharma, Inc.(b)                                                                                 47,617
         930   Millipore Corporation(b)                                                                            46,323
       1,340   Neurocrine Biosciences, Inc.(b)                                                                     66,062
       1,900   Omnicare, Inc.                                                                                      65,778
       2,300   OSI Pharmaceuticals, Inc.(b)                                                                       172,155
       1,500   PacifiCare Health Systems, Inc.(b)                                                                  84,780
       3,200   Par Pharmaceutical Companies, Inc.(b,c)                                                            132,416
       1,800   Patterson Companies, Inc.(b,c)                                                                      78,102
       2,100   PerkinElmer, Inc.                                                                                   47,229
       2,400   Protein Design Labs, Inc.(b,c)                                                                      49,584
       2,000   Quest Diagnostics, Inc.                                                                            191,100
         900   ResMed, Inc.(b,c)                                                                                   45,990
       1,500   Sepracor, Inc.(b,c)                                                                                 89,055
       3,300   St. Jude Medical, Inc.(b)                                                                          138,369
       3,500   Sybron Dental Specialties, Inc.(b)                                                                 123,830
       3,100   Taro Pharmaceutical Industries, Ltd.(b)                                                            105,493
       1,000   Techne Corporation(b)                                                                               38,900
      10,600   Tenet Healthcare Corporation(b)                                                                    116,388
       4,500   Tercica, Inc.(b,c)                                                                                  45,045
       6,100   Teva Pharmaceutical Industries, Ltd.                                                               182,146
       1,990   Thermo Electron Corporation(b)                                                                      60,078
       1,100   Triad Hospitals, Inc.(b)                                                                            40,931
       3,500   Trimeris, Inc.(b)                                                                                   49,595
       3,900   Varian Medical Systems, Inc.(b)                                                                    168,636
         550   Vnus Medical Technologies, Inc.(b,c)                                                                 7,436
       2,810   Waters Corporation(b)                                                                              131,480
       3,000   Wellcare Health Plans, Inc.(b)                                                                      97,500
         900   WellPoint, Inc.(b)                                                                                 103,500
         700   Zimmer Holdings, Inc.(b)                                                                            56,084
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                7,796,183
=========================================================================================================================

Industrials (10.2%)
-------------------------------------------------------------------------------------------------------------------------
         900   Alliant Techsystems, Inc.(b)                                                                        58,842
       4,530   American Standard Companies, Inc.(b)                                                               187,180
         869   Apollo Group, Inc.(b)                                                                               70,137
       4,700   C.H. Robinson Worldwide, Inc.                                                                      260,944
       1,520   Career Education Corporation(b)                                                                     60,800
       2,500   Cendant Corporation                                                                                 58,450
       3,100   ChoicePoint, Inc.(b)                                                                               142,569
       4,100   Cintas Corporation                                                                                 179,826
       2,700   CNF, Inc.                                                                                          135,270
       3,950   Corporate Executive Board Company                                                                  264,413
       1,700   Danaher Corporation                                                                                 97,597
         900   Dun & Bradstreet Corporation(b)                                                                     53,685
       4,100   Dycom Industries, Inc.(b)                                                                          125,132
       2,200   Eaton Corporation                                                                                  159,192
       1,900   Education Management Corporation(b)                                                                 62,719
       5,350   Expeditors International of Washington, Inc.                                                       298,958
       2,000   Fastenal Company(c)                                                                                123,120
       1,000   ITT Educational Services, Inc.(b)                                                                   47,550
       1,200   ITT Industries, Inc.                                                                               101,340
       1,200   Jacobs Engineering Group, Inc.(b)                                                                   57,348
       1,700   JB Hunt Transport Services, Inc.                                                                    76,245
       6,300   JetBlue Airways Corporation(b)                                                                     146,286
       3,000   Joy Global Inc.                                                                                    130,290
       2,300   L-3 Communications Holdings, Inc.                                                                  168,452
       3,100   Manitowoc Company, Inc.                                                                            116,715
       3,020   Manpower, Inc.                                                                                     145,866
       7,660   Monster Worldwide, Inc.(b)                                                                         257,682
       2,700   MSC Industrial Direct Company, Inc.                                                                 97,146
       3,700   Norfolk Southern Corporation                                                                       133,903
       6,000   Northwest Airlines Corporation(b,c)                                                                 65,580
       1,600   Parker-Hannifin Corporation                                                                        121,184
       1,600   Pentair, Inc.                                                                                       69,696
       2,920   Robert Half International, Inc.                                                                     85,936
       2,250   Rockwell Automation, Inc.                                                                          111,488
       1,600   Rockwell Collins, Inc.                                                                              63,104
       2,100   Stericycle, Inc.(b)                                                                                 96,495
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,431,140
=========================================================================================================================

Information Technology (22.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,500   Activision, Inc.(b)                                                                                 50,450
       5,900   Acxiom Corporation(c)                                                                              155,170
       3,400   Adobe Systems, Inc.                                                                                213,316
       7,400   ADTRAN, Inc.                                                                                       141,636
       1,700   Affiliated Computer Services, Inc.(b)                                                              102,323
       2,800   Akamai Technologies, Inc.(b,c)                                                                      36,484
       3,420   Alliance Data Systems Corporation(b)                                                               162,382
       4,700   Altera Corporation(b)                                                                               97,290
       4,600   Amdocs, Ltd.(b)                                                                                    120,750
       1,980   Amphenol Corporation(b)                                                                             72,745
       3,100   Apple Computer, Inc.(b)                                                                            199,640
       3,000   Ask Jeeves, Inc.(b,c)                                                                               80,250
       2,300   ASML Holding NV ADR(b)                                                                              36,593
       3,100   ATI Technologies, Inc.(b)                                                                           60,109
       7,500   AudioCodes, Ltd.(b)                                                                                124,575
       3,000   Autodesk, Inc.                                                                                     113,850
       5,800   Avaya, Inc.(b)                                                                                      99,760
         800   Avid Technology, Inc.(b)                                                                            49,400
       9,900   Axcelis Technologies, Inc.(b)                                                                       80,487
       9,700   Borland Software Corporation(b)                                                                    113,296
       2,400   Broadcom Corporation(b)                                                                             77,472
       4,800   Business Objects SA ADR(b,c)                                                                       121,632
       2,300   CDW Corporation                                                                                    152,605
       1,500   Check Point Software Technologies, Ltd.(b)                                                          36,945
       2,600   CheckFree Corporation(b)                                                                            99,008
       3,800   Citrix Systems, Inc.(b)                                                                             93,214
       7,400   CNET Networks, Inc.(b)                                                                              83,102
         300   Cogent, Inc.(b)                                                                                      9,900
       4,600   Cognizant Technology Solutions Corporation(b)                                                      194,718
       4,800   Cognos, Inc.(b)                                                                                    211,488
       6,400   Comverse Technology, Inc.(b)                                                                       156,480
       7,700   Convergys Corporation(b)                                                                           115,423
       3,510   Corning, Inc.(b)                                                                                    41,313
       3,800   Credence Systems Corporation(b)                                                                     34,770
       1,950   DST Systems, Inc.(b)                                                                               101,634
       2,500   Electronic Arts, Inc.(b)                                                                           154,200
       1,500   Equinix, Inc.(b,c)                                                                                  64,110
         900   F5 Networks, Inc.(b)                                                                                43,848
       2,800   Fiserv, Inc.(b)                                                                                    112,532
       3,300   Flextronics International, Ltd.(b)                                                                  45,606
       1,100   FLIR Systems, Inc.(b)                                                                               70,169
       1,400   Global Payments, Inc.                                                                               81,956
       1,300   Harris Corporation                                                                                  80,327
       1,500   Hyperion Solutions Corporation(b)                                                                   69,930
       1,700   Integrated Circuit Systems, Inc.(b)                                                                 35,564
       2,600   Intersil Corporation                                                                                43,524
       2,200   Intuit, Inc.(b)                                                                                     96,822
       1,950   Iron Mountain, Inc.(b)                                                                              59,456
       1,800   J2 Global Communication, Inc.(b,c)                                                                  62,100
       3,700   Jabil Circuit, Inc.(b)                                                                              94,646
      38,000   JDS Uniphase Corporation(b)                                                                        120,460
      12,025   Juniper Networks, Inc.(b)                                                                          326,960
       2,300   KLA-Tencor Corporation(b)                                                                          107,134
       8,100   Lam Research Corporation(b)                                                                        234,171
       1,400   Lexmark International, Inc.(b)                                                                     119,000
       3,100   Linear Technology Corporation                                                                      120,156
       4,720   Marvell Technology Group, Ltd.(b)                                                                  167,418
       3,660   McAfee, Inc.(b)                                                                                    105,884
       4,100   Mercury Interactive Corporation(b)                                                                 186,755
       8,800   Microchip Technology, Inc.                                                                         234,608
       2,700   National Semiconductor Corporation                                                                  48,465
       2,000   NAVTEQ Corporation(b)                                                                               92,720
       1,800   NCR Corporation(b)                                                                                 124,614
       5,500   Network Appliance, Inc.(b)                                                                         182,710
       2,200   NICE Systems, Ltd.(b,c)                                                                             68,838
      18,800   Novell, Inc.(b)                                                                                    126,900
       2,570   Novellus Systems, Inc.(b)                                                                           71,677
       3,300   NVIDIA Corporation(b)                                                                               77,748
       9,000   ON Semiconductor Corporation(b,c)                                                                   40,860
       8,300   Openwave Systems, Inc.(b,c)                                                                        128,318
       1,100   PalmOne, Inc.(b,c)                                                                                  34,705
       5,200   Photon Dynamics, Inc(b)                                                                            126,256
       2,400   Polycom, Inc.(b)                                                                                    55,968
       1,200   QLogic Corporation(b)                                                                               44,076
       5,900   RealNetworks, Inc.(b,c)                                                                             39,058
      10,500   Red Hat, Inc.(b,c)                                                                                 140,175
       1,400   Research in Motion, Ltd.(b)                                                                        115,388
       3,800   SanDisk Corporation(b,c)                                                                            94,886
       6,600   Seachange International, Inc.(b,c)                                                                 115,104
       4,000   Seagate Technology(b,c)                                                                             69,080
       1,700   Semtech Corporation(b)                                                                              37,179
       5,800   Siebel Systems, Inc.(b)                                                                             60,900
       1,500   Silicon Laboratories, Inc.(b,c)                                                                     52,965
       1,000   SINA Corporation(b,c)                                                                               32,060
      12,060   Skyworks Solutions, Inc.(b,c)                                                                      113,726
       2,300   SunGard Data Systems, Inc.(b)                                                                       65,159
       6,200   Symantec Corporation(b)                                                                            159,712
       2,600   Symbol Technologies, Inc.                                                                           44,980
       7,100   Synopsys, Inc.(b)                                                                                  139,302
       1,500   Tektronix, Inc.                                                                                     45,315
       7,000   TIBCO Software, Inc.(b)                                                                             93,380
       3,600   UTStarcom, Inc.(b,c)                                                                                79,740
       3,600   VeriSign, Inc.(b)                                                                                  120,672
       4,000   VERITAS Software Corporation(b)                                                                    114,200
       5,200   ViaSat, Inc.(b,c)                                                                                  126,204
       1,160   Xilinx, Inc.                                                                                        34,394
       1,300   Zebra Technologies Corporation(b)                                                                   73,164
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     9,668,144
=========================================================================================================================

Materials (2.2%)
-------------------------------------------------------------------------------------------------------------------------
       1,400   Ball Corporation                                                                                    61,572
       3,300   CONSOL Energy, Inc.                                                                                135,465
       9,300   Crown Holdings, Inc.(b)                                                                            127,782
       4,100   Ecolab, Inc.                                                                                       144,033
       1,300   Freeport-McMoRan Copper & Gold, Inc.(c)                                                             49,699
       2,400   Martin Marietta Materials, Inc.                                                                    128,784
       4,600   Pan American Silver Corporation(b)                                                                  73,508
       1,500   Peabody Energy Corporation                                                                         121,365
         700   Phelps Dodge Corporation                                                                            69,244
       2,100   Smurfit-Stone Container Corporation(b)                                                              39,228
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    950,680
=========================================================================================================================

Telecommunication Services (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       2,720   American Tower Corporation(b)                                                                       50,048
       2,740   Crown Castle International Corporation(b)                                                           45,594
      13,700   Nextel Partners, Inc.(b,c)                                                                         267,698
       5,000   NII Holdings, Inc.(b,c)                                                                            237,250
       1,700   Western Wireless Corporation(b)                                                                     49,810
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   650,400
=========================================================================================================================

Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       9,500   AES Corporation(b)                                                                                 129,865
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    129,865
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $32,868,649)                                                           37,347,858
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (11.8%)         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
        $179   BNP Paribas Letter of Credit                                     0.150%        4/21/2005              $179
         105   JP Morgan Chase Letter of Credit                                 0.150         5/20/2005               105
   5,107,518   Thrivent Financial Securities Lending Trust                      2.240               N/A         5,107,518
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $5,107,802)                                                                                      5,107,802
=========================================================================================================================

      Shares   Short-Term Investments (2.1%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     888,703   Thrivent Money Market Portfolio                                  1.800%              N/A          $888,703
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   888,703
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $38,865,154)                                                           $43,344,363
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(d) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S.
depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.






Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (85.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.5%)
-------------------------------------------------------------------------------------------------------------------------
      10,400   Advance Auto Parts, Inc.(b)                                                                       $454,272
      28,950   Applebee's International, Inc.                                                                     765,728
      17,700   Autoliv, Inc.                                                                                      854,910
       8,800   Barnes & Noble, Inc.(b)                                                                            283,976
      12,700   Best Buy Company, Inc.                                                                             754,634
       4,100   Black & Decker Corporation                                                                         362,153
      12,700   BorgWarner, Inc.                                                                                   687,959
      14,300   Boyd Gaming Corporation                                                                            595,595
       5,000   Federated Department Stores, Inc.                                                                  288,950
      16,500   Foot Locker, Inc.                                                                                  444,345
      13,100   GameStop Corporation(b,c)                                                                          292,916
       8,100   Garmin, Ltd.(c)                                                                                    492,804
      30,000   Hilton Hotels Corporation                                                                          682,200
       6,400   International Speedway Corporation                                                                 337,920
      28,000   K2, Inc.(b,c)                                                                                      444,640
      10,600   Lear Corporation                                                                                   646,706
      22,300   Marvel Enterprises, Inc.(b,c)                                                                      456,704
      13,500   Men's Wearhouse, Inc.(b)                                                                           431,460
       9,500   MGM MIRAGE(b)                                                                                      691,030
      13,600   Michaels Stores, Inc.                                                                              407,592
       6,500   Mohawk Industries, Inc.(b)                                                                         593,125
      13,100   Nordstrom, Inc.                                                                                    612,163
      21,500   Pep Boys - Manny, Moe & Jack(c)                                                                    367,005
       9,100   PETsMART, Inc.                                                                                     323,323
      16,200   Polo Ralph Lauren Corporation                                                                      690,120
      12,800   RadioShack Corporation                                                                             420,864
       7,000   Royal Caribbean Cruises, Ltd.(c)                                                                   381,080
      10,200   Ruby Tuesday, Inc.                                                                                 266,016
      39,800   Saks, Inc.                                                                                         577,498
      11,900   Staples, Inc.                                                                                      401,149
      23,300   Warnaco Group, Inc.(b)                                                                             503,280
         490   Washington Post Company                                                                            481,680
       7,400   Wendy's International, Inc.                                                                        290,524
      12,200   Yum! Brands, Inc.                                                                                  575,596
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    16,859,917
=========================================================================================================================

Consumer Staples (2.7%)
-------------------------------------------------------------------------------------------------------------------------
      20,200   Chiquita Brands International, Inc.(c)                                                             445,612
      38,800   Del Monte Foods Company(b)                                                                         427,576
      10,900   Flowers Foods, Inc.                                                                                344,222
      11,000   Hershey Foods Corporation                                                                          610,940
      11,100   Hormel Foods Corporation                                                                           347,985
      18,700   Smithfield Foods, Inc.(b)                                                                          553,333
      35,300   Tyson Foods, Inc.                                                                                  649,520
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,379,188
=========================================================================================================================

Energy (8.8%)
-------------------------------------------------------------------------------------------------------------------------
      16,800   BJ Services Company                                                                                781,872
      37,100   Chesapeake Energy Corporation(c)                                                                   612,150
       6,000   ENSCO International, Inc.                                                                          190,440
       7,900   EOG Resources, Inc.                                                                                563,744
      30,700   Nabors Industries, Ltd.(b)                                                                       1,574,602
      16,600   Newfield Exploration Company(b)                                                                    980,230
      14,600   Noble Corporation(b)                                                                               726,204
      65,500   Patterson-UTI Energy, Inc.                                                                       1,273,975
      11,600   Precision Drilling Corporation(b)                                                                  728,480
      17,000   Pride International, Inc.(b)                                                                       349,180
      16,400   Quicksilver Resources, Inc.(b,c)                                                                   603,192
      14,100   Smith International, Inc.(b)                                                                       767,181
      21,700   Ultra Petroleum Corporation(b)                                                                   1,044,421
      14,500   Weatherford International, Ltd.(b)                                                                 743,850
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    10,939,521
=========================================================================================================================

Financials (15.0%)
-------------------------------------------------------------------------------------------------------------------------
      21,600   A.G. Edwards, Inc.                                                                                 933,336
      10,550   Affiliated Managers Group, Inc.(b,c)                                                               714,657
      13,200   American Capital Strategies, Ltd.(c)                                                               440,220
      15,000   Banknorth Group, Inc.                                                                              549,000
      10,900   CIT Group, Inc.                                                                                    499,438
       8,500   City National Corporation                                                                          600,525
      24,600   Colonial BancGroup, Inc.                                                                           522,258
      27,698   Countrywide Financial Corporation                                                                1,025,103
      11,950   Doral Financial Corporation                                                                        588,538
       8,300   Everest Re Group, Ltd.                                                                             743,348
      20,862   Fidelity National Financial, Inc.                                                                  952,768
       5,700   First Horizon National Corporation                                                                 245,727
      16,900   General Growth Properties, Inc.                                                                    611,104
      44,100   HCC Insurance Holdings, Inc.                                                                     1,460,592
      45,600   HRPT Properties Trust                                                                              585,048
       6,800   Investors Financial Services Corporation(c)                                                        339,864
      42,400   Knight Trading Group, Inc.(b,c)                                                                    464,280
       4,100   Legg Mason, Inc.                                                                                   300,366
      10,400   Mercantile Bankshares Corporation                                                                  542,880
      23,700   New York Community Bancorp, Inc.(c)                                                                487,509
      15,300   North Fork Bancorporation, Inc.                                                                    441,405
      12,300   Ohio Casualty Corporation(b)                                                                       285,483
      19,600   PartnerRe, Ltd.(c)                                                                               1,214,024
       6,200   PMI Group, Inc.                                                                                    258,850
      18,600   ProLogis Trust                                                                                     805,938
      10,300   SEI Investments Company                                                                            431,879
      25,400   Sovereign Bancorp, Inc.                                                                            572,770
      23,800   TCF Financial Corporation                                                                          764,932
      24,400   Trizec Properties, Inc.                                                                            461,648
       6,400   Wintrust Financial Corporation                                                                     364,544
       7,500   XL Capital, Ltd.                                                                                   582,375
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                18,790,409
=========================================================================================================================

Health Care (9.9%)
-------------------------------------------------------------------------------------------------------------------------
      14,000   Beckman Coulter, Inc.                                                                              937,860
      13,600   C.R. Bard, Inc.                                                                                    870,128
       7,900   Charles River Laboratories International, Inc.(b)                                                  363,479
       5,200   Dentsply International, Inc.                                                                       292,240
      10,400   Gen-Probe, Inc.(b)                                                                                 470,184
       7,900   Henry Schein, Inc.(b)                                                                              550,156
      28,700   Humana, Inc.(b)                                                                                    852,103
      32,500   Incyte Corporation(b,c)                                                                            324,675
       9,500   Invitrogen Corporation(b)                                                                          637,735
      54,237   IVAX Corporation(b)                                                                                858,029
      12,400   Kindred Healthcare, Inc.(b,c)                                                                      371,380
       4,450   Kinetic Concepts, Inc.(b)                                                                          339,535
      12,300   LifePoint Hospitals, Inc.(b)                                                                       428,286
      10,900   Medco Health Solutions, Inc.(b)                                                                    453,440
      15,500   PacifiCare Health Systems, Inc.(b)                                                                 876,060
      18,100   Par Pharmaceutical Companies, Inc.(b,c)                                                            748,978
       6,700   Quest Diagnostics, Inc.                                                                            640,185
      19,000   Telik, Inc.(b,c)                                                                                   363,660
       7,600   United Surgical Partners International, Inc.(b,c)                                                  316,920
      15,300   Valeant Pharmaceuticals International(c)                                                           403,155
      12,400   Varian Medical Systems, Inc.(b)                                                                    536,176
      26,100   Vertex Pharmaceuticals, Inc.(b,c)                                                                  275,877
      15,800   Watson Pharmaceuticals, Inc.(b)                                                                    518,398
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               12,428,639
=========================================================================================================================

Industrials (10.4%)
-------------------------------------------------------------------------------------------------------------------------
      20,700   Acuity Brands, Inc.                                                                                658,260
      20,100   AGCO Corporation(b)                                                                                439,989
      11,700   Burlington Northern Santa Fe Corporation                                                           553,527
       7,200   C.H. Robinson Worldwide, Inc.                                                                      399,744
      11,000   Canadian National Railway Company                                                                  673,750
      17,300   Donaldson Company, Inc.(c)                                                                         563,634
      10,000   Eaton Corporation                                                                                  723,600
      12,400   Expeditors International of Washington, Inc.                                                       692,912
      14,600   Fastenal Company(c)                                                                                898,776
      23,650   IDEX Corporation(c)                                                                                957,825
      15,900   Jacobs Engineering Group, Inc.(b)                                                                  759,861
       8,700   JB Hunt Transport Services, Inc.                                                                   390,195
      26,800   Manitowoc Company, Inc.                                                                          1,009,020
      10,000   Manpower, Inc.                                                                                     483,000
      13,500   Oshkosh Truck Corporation                                                                          923,130
      14,900   Pentair, Inc.                                                                                      649,044
       8,400   Precision Castparts Corporation                                                                    551,712
      11,600   Reliance Steel & Aluminum Company                                                                  451,936
      11,100   Roper Industries, Inc.                                                                             674,547
      17,700   York International Corporation                                                                     611,358
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               13,065,820
=========================================================================================================================

Information Technology (14.7%)
-------------------------------------------------------------------------------------------------------------------------
      26,200   Acxiom Corporation                                                                                 689,060
       4,700   Affiliated Computer Services, Inc.(b)                                                              282,893
      20,100   Amphenol Corporation(b)                                                                            738,474
       7,400   Analog Devices, Inc.                                                                               273,208
      14,000   Apple Computer, Inc.(b)                                                                            901,600
       8,200   Cabot Microelectronics Corporation(b,c)                                                            328,410
       8,600   CDW Corporation                                                                                    570,610
       9,400   CheckFree Corporation(b)                                                                           357,952
       9,600   Cognos, Inc.(b)                                                                                    422,976
       9,300   Computer Sciences Corporation(b)                                                                   524,241
      36,100   Convergys Corporation(b)                                                                           541,139
       5,800   Diebold, Inc.                                                                                      323,234
      12,600   DST Systems, Inc.(b)                                                                               656,712
      35,500   Earthlink, Inc.(b)                                                                                 408,960
       6,900   Electronic Arts, Inc.(b)                                                                           425,592
       7,400   Harris Corporation                                                                                 457,246
       6,400   International Rectifier Corporation(b)                                                             285,248
      19,100   Intersil Corporation                                                                               319,734
      12,000   Intuit, Inc.(b)                                                                                    528,120
      15,100   Lam Research Corporation(b)                                                                        436,541
       6,600   Lexmark International, Inc.(b)                                                                     561,000
      15,200   Macromedia, Inc.(b)                                                                                473,024
      16,300   McAfee, Inc.(b)                                                                                    471,559
       7,100   Mercury Interactive Corporation(b)                                                                 323,405
       9,000   Microchip Technology, Inc.                                                                         239,940
      80,200   Novell, Inc.(b)                                                                                    541,350
      23,200   NVIDIA Corporation(b)                                                                              546,592
     117,900   ON Semiconductor Corporation(b)                                                                    535,266
      16,500   SanDisk Corporation(b)                                                                             412,005
      19,100   Scientific-Atlanta, Inc.                                                                           630,491
      47,600   Skyworks Solutions, Inc.(b,c)                                                                      448,868
      44,200   Symbol Technologies, Inc.                                                                          764,660
      20,500   UTStarcom, Inc.(b,c)                                                                               454,075
      19,300   VeriSign, Inc.(b)                                                                                  646,936
      24,200   Vishay Intertechnology, Inc.(b)                                                                    363,484
      81,900   Vitesse Semiconductor Corporation(b,c)                                                             289,107
      86,100   Wind River Systems, Inc.(b,c)                                                                    1,166,655
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    18,340,367
=========================================================================================================================

Materials (5.6%)
-------------------------------------------------------------------------------------------------------------------------
      24,400   Airgas, Inc.                                                                                       646,844
      21,700   Century Aluminum Company(b)                                                                        569,842
      23,800   CONSOL Energy, Inc.                                                                                976,990
      19,600   Georgia-Pacific Corporation                                                                        734,608
       7,000   Inco, Ltd.(b)                                                                                      257,460
      16,000   Lubrizol Corporation                                                                               589,760
      10,900   Newmont Mining Corporation                                                                         484,069
      20,200   Packaging Corporation of America                                                                   475,710
      12,600   Pactiv Corporation(b)                                                                              318,654
      12,700   Peabody Energy Corporation                                                                       1,027,557
       9,000   Phelps Dodge Corporation                                                                           890,280
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  6,971,774
=========================================================================================================================

Telecommunication Services (0.8%)
-------------------------------------------------------------------------------------------------------------------------
      68,800   Cincinnati Bell, Inc.(b)                                                                           285,520
       1,600   InPhonic, Inc.(b)                                                                                   43,968
      13,700   NII Holdings, Inc.(b,c)                                                                            650,065
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   979,553
=========================================================================================================================

Utilities (3.7%)
-------------------------------------------------------------------------------------------------------------------------
      12,900   AGL Resources, Inc.                                                                                428,796
      16,700   MDU Resources Group, Inc.                                                                          445,556
      10,100   PPL Corporation                                                                                    538,128
      16,300   Questar Corporation                                                                                830,648
      19,300   SCANA Corporation(c)                                                                               760,420
      12,100   Sempra Energy                                                                                      443,828
      28,575   Southern Union Company(b,c)                                                                        685,228
      15,400   Wisconsin Energy Corporation                                                                       519,134
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  4,651,738
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $89,558,128)                                                          106,406,926
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (11.2%)         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  13,984,814   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $13,984,814
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $13,984,814)                                                                                    13,984,814
=========================================================================================================================

      Shares   Short-Term Investments (3.7%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   4,608,694   Thrivent Money Market Portfolio                                  1.800%              N/A        $4,608,694
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 4,608,694
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $108,151,636)                                                         $125,000,434
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.





Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (86.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (15.9%)
-------------------------------------------------------------------------------------------------------------------------
       6,333   99 Cents Only Stores(b,c)                                                                         $102,341
      11,580   Abercrombie & Fitch Company                                                                        543,681
       9,500   Advance Auto Parts, Inc.(b)                                                                        414,960
       7,400   Aeropostale, Inc.(b)                                                                               217,782
       7,710   American Eagle Outfitters, Inc.                                                                    363,141
       9,100   American Greetings Corporation                                                                     230,685
       9,350   AnnTaylor Stores Corporation(b)                                                                    201,306
      10,700   Applebee's International, Inc.                                                                     283,015
       9,130   ArvinMeritor, Inc.                                                                                 204,238
       1,580   Bandag, Inc.(c)                                                                                     78,700
       7,470   Barnes & Noble, Inc.(b)                                                                            241,057
      13,210   Belo Corporation                                                                                   346,630
       3,930   Blyth, Inc.                                                                                        116,171
       4,610   Bob Evans Farms, Inc.                                                                              120,505
       9,900   Borders Group, Inc.                                                                                251,460
       7,460   BorgWarner, Inc.                                                                                   404,108
       6,000   Boyd Gaming Corporation(c)                                                                         249,900
      11,470   Brinker International, Inc.(b)                                                                     402,253
      41,430   Caesars Entertainment, Inc.(b)                                                                     834,400
       8,560   Callaway Golf Company                                                                              115,560
      13,800   CarMax, Inc.(b,c)                                                                                  428,490
       6,090   Catalina Marketing Corporation                                                                     180,447
       6,300   CBRL Group, Inc.                                                                                   263,655
      10,400   Cheesecake Factory, Inc.(b)                                                                        337,688
      11,900   Chico's FAS, Inc.(b)                                                                               541,807
      13,120   Claire's Stores, Inc.                                                                              278,800
      26,850   D.R. Horton, Inc.                                                                                1,082,318
      15,060   Dollar Tree Stores, Inc.(b)                                                                        431,921
       6,120   Emmis Communications Corporation(b,c)                                                              117,443
       5,600   Entercom Communications Corporation(b)                                                             200,984
      20,700   Foot Locker, Inc.                                                                                  557,451
       6,940   Furniture Brands International, Inc.                                                               173,847
      10,360   Gentex Corporation(c)                                                                              383,527
      15,440   GTECH Holdings Corporation                                                                         400,668
       7,900   Harman International Industries, Inc.                                                            1,003,300
       7,600   Harte-Hanks, Inc.                                                                                  197,448
       4,700   Hovnanian Enterprises, Inc.(b,c)                                                                   232,744
       4,570   International Speedway Corporation                                                                 241,296
       8,200   Krispy Kreme Doughnuts, Inc.(b,c)                                                                  103,320
       8,970   Lear Corporation                                                                                   547,260
       5,890   Lee Enterprises, Inc.                                                                              271,411
      17,720   Lennar Corporation                                                                               1,004,370
       8,970   Mandalay Resort Group                                                                              631,757
       3,100   Media General, Inc.                                                                                200,911
      17,900   Michaels Stores, Inc.                                                                              536,463
       3,960   Modine Manufacturing Company                                                                       133,729
       6,870   Mohawk Industries, Inc.(b)                                                                         626,888
       6,420   Neiman Marcus Group, Inc.                                                                          459,287
       6,500   O'Reilly Automotive, Inc.(b,c)                                                                     292,825
       8,280   Outback Steakhouse, Inc.                                                                           379,058
       9,800   Pacific Sunwear of California, Inc.(b)                                                             218,148
       9,000   Payless ShoeSource, Inc.(b,c)                                                                      110,700
      19,300   PETsMART, Inc.                                                                                     685,729
      11,400   Pier 1 Imports, Inc.                                                                               224,580
      13,110   Reader's Digest Association, Inc.                                                                  182,360
       5,800   Regis Corporation                                                                                  267,670
       8,900   Rent-A-Center, Inc.(b)                                                                             235,850
      19,460   Ross Stores, Inc.                                                                                  561,810
       8,500   Ruby Tuesday, Inc.(c)                                                                              221,680
       6,300   Ryland Group, Inc.                                                                                 362,502
      18,550   Saks, Inc.                                                                                         269,160
       4,610   Scholastic Corporation(b,c)                                                                        170,386
       4,700   Thor Industries, Inc.(c)                                                                           174,135
       3,600   Timberland Company(b)                                                                              225,612
       6,000   Toll Brothers, Inc.(b)                                                                             411,660
       7,000   Tupperware Corporation(c)                                                                          145,040
       6,300   Urban Outfitters, Inc.(b,c)                                                                        279,720
       6,780   Valassis Communications, Inc.(b)                                                                   237,368
         550   Washington Post Company                                                                            540,661
      10,570   Westwood One, Inc.(b)                                                                              284,650
      15,480   Williams-Sonoma, Inc.(b)                                                                           542,419
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    24,314,846
=========================================================================================================================

Consumer Staples (3.6%)
-------------------------------------------------------------------------------------------------------------------------
       9,240   BJ's Wholesale Club, Inc.(b)                                                                       269,161
       8,210   Church & Dwight Company, Inc.(c)                                                                   276,020
      12,800   Constellation Brands, Inc.(b)                                                                      595,328
      19,665   Dean Foods Company(b)                                                                              647,962
       9,750   Energizer Holdings, Inc.(b)                                                                        484,478
       9,330   Hormel Foods Corporation                                                                           292,496
       7,776   J.M. Smucker Company                                                                               366,016
       3,440   Lancaster Colony Corporation                                                                       147,473
       9,610   PepsiAmericas, Inc.                                                                                204,116
       5,510   Ruddick Corporation                                                                                119,512
      11,700   Smithfield Foods, Inc.(b)                                                                          346,203
       3,885   Toostie Roll Industries, Inc.(c)                                                                   134,538
      33,140   Tyson Foods, Inc.                                                                                  609,776
       3,340   Universal Corporation                                                                              159,786
       8,300   Whole Foods Market, Inc.                                                                           791,405
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           5,444,270
=========================================================================================================================

Energy (6.1%)
-------------------------------------------------------------------------------------------------------------------------
       7,180   Cooper Cameron Corporation(b)                                                                      386,356
      19,930   ENSCO International, Inc.                                                                          632,578
       9,000   FMC Technologies, Inc.(b)                                                                          289,800
       6,600   Forest Oil Corporation(b)                                                                          209,352
      16,460   Grant Prideco, Inc.(b)                                                                             330,023
      10,320   Hanover Compressor Company(b,c)                                                                    145,822
       6,740   Helmerich & Payne, Inc.                                                                            229,430
      10,900   Murphy Oil Corporation                                                                             876,905
      11,410   National-Oilwell, Inc.(b,c)                                                                        402,659
       8,300   Newfield Exploration Company(b)                                                                    490,115
       7,800   Noble Energy, Inc.(c)                                                                              480,948
       4,000   Overseas Shipholding Group, Inc.                                                                   220,800
      22,100   Patterson-UTI Energy, Inc.                                                                         429,845
      19,400   Pioneer Natural Resources Company                                                                  680,940
      10,200   Plains Exploration & Production Company(b)                                                         265,200
       8,500   Pogo Producing Company                                                                             412,165
      15,320   Pride International, Inc.(b)                                                                       314,673
      13,900   Smith International, Inc.(b)                                                                       756,299
       8,100   Tidewater, Inc.(c)                                                                                 288,441
      12,940   Varco International, Inc.(b)                                                                       377,201
      18,070   Weatherford International, Ltd.(b)                                                                 926,991
       7,300   Western Gas Resources, Inc.                                                                        213,525
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     9,360,068
=========================================================================================================================

Financials (16.2%)
-------------------------------------------------------------------------------------------------------------------------
      10,020   A.G. Edwards, Inc.                                                                                 432,964
       7,070   Allmerica Financial Corporation(b)                                                                 232,108
      10,900   AMB Property Corporation                                                                           440,251
       4,890   American Financial Group, Inc.                                                                     153,106
      20,490   AmeriCredit Corporation(b)                                                                         500,980
       5,100   AmerUs Group Company(c)                                                                            231,030
      12,300   Arthur J. Gallagher & Company                                                                      399,750
      17,093   Associated Banc-Corp                                                                               567,659
       8,180   Astoria Financial Corporation                                                                      326,955
       7,100   Bank of Hawaii Corporation                                                                         360,254
      23,280   Banknorth Group, Inc.                                                                              852,048
       7,300   Brown & Brown, Inc.(c)                                                                             317,915
       5,520   City National Corporation                                                                          389,988
      17,700   Colonial BancGroup, Inc.                                                                           375,771
      10,500   Commerce Bancorp, Inc.(c)                                                                          676,200
       6,100   Cullen/Frost Bankers, Inc.                                                                         296,460
      14,300   Developers Diversified Realty Corporation                                                          634,491
       8,800   Eaton Vance Corporation                                                                            458,920
       7,410   Everest Re Group, Ltd.                                                                             663,640
      23,030   Fidelity National Financial, Inc.                                                                1,051,780
       9,700   First American Corporation                                                                         340,858
      11,080   FirstMerit Corporation                                                                             315,669
       6,620   GATX Corporation(c)                                                                                195,687
       6,660   Greater Bay Bancorp(c)                                                                             185,681
       8,900   HCC Insurance Holdings, Inc.                                                                       294,768
      20,500   Hibernia Corporation                                                                               604,955
       7,300   Highwoods Properties, Inc.                                                                         202,210
       5,760   Horace Mann Educators Corporation                                                                  109,901
       7,700   Hospitality Properties Trust                                                                       354,200
       9,600   Independence Community Bank Corporation                                                            408,768
       8,300   IndyMac Bancorp, Inc.                                                                              285,935
       8,840   Investors Financial Services Corporation                                                           441,823
       5,900   Jefferies Group, Inc.                                                                              237,652
       7,230   LaBranche & Company, Inc.(b,c)                                                                      64,781
      13,425   Legg Mason, Inc.                                                                                   983,516
       7,090   Leucadia National Corporation(c)                                                                   492,613
      11,300   Liberty Property Trust(c)                                                                          488,160
       6,700   Mack-Cali Realty Corporation                                                                       308,401
      10,420   Mercantile Bankshares Corporation                                                                  543,924
      11,800   MoneyGram International, Inc.                                                                      249,452
      13,500   New Plan Excel Realty Trust, Inc.(c)                                                               365,580
      29,411   New York Community Bancorp, Inc.(c)                                                                604,984
       8,130   Ohio Casualty Corporation(b)                                                                       188,697
      24,060   Old Republic International Corporation                                                             608,718
      12,680   PMI Group, Inc.                                                                                    529,390
       9,270   Protective Life Corporation                                                                        395,736
      12,220   Radian Group, Inc.                                                                                 650,593
       7,450   Raymond James Financial, Inc.                                                                      230,801
       6,672   Rayonier, Inc. REIT                                                                                326,328
       8,570   SEI Investments Company                                                                            359,340
       4,830   Silicon Valley Bancshares(b,c)                                                                     216,481
       3,700   StanCorp Financial Group, Inc.                                                                     305,250
      15,720   TCF Financial Corporation                                                                          505,241
      17,500   United Dominion Realty Trust, Inc.                                                                 434,000
       6,100   Unitrin, Inc.                                                                                      277,245
       9,900   W.R. Berkley Corporation                                                                           466,983
      11,040   Waddell & Reed Financial, Inc.                                                                     263,746
      10,370   Washington Federal, Inc.                                                                           275,220
       6,930   Webster Financial Corporation                                                                      350,935
      10,500   Weingarten Realty Investors                                                                        421,050
       4,120   Westamerica Bancorporation                                                                         240,237
       8,880   Wilmington Trust Corporation                                                                       321,012
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                24,808,791
=========================================================================================================================

Health Care (9.7%)
-------------------------------------------------------------------------------------------------------------------------
       6,470   Apria Healthcare Group, Inc.(b)                                                                    213,186
      10,747   Barr Pharmaceuticals, Inc.(b)                                                                      489,418
       8,030   Beckman Coulter, Inc.                                                                              537,930
       7,600   Cephalon, Inc.(b,c)                                                                                386,688
       8,600   Charles River Laboratories International, Inc.(b)                                                  395,686
       6,100   Community Health Systems, Inc.(b)                                                                  170,068
       8,310   Covance, Inc.(b)                                                                                   322,012
      11,900   Coventry Health Care, Inc.(b)                                                                      631,652
      14,700   Cytyc Corporation(b)                                                                               405,279
       9,440   Dentsply International, Inc.                                                                       530,528
       7,920   Edwards Lifesciences Corporation(b)                                                                326,779
      12,240   First Health Group Corporation(b)                                                                  229,010
      14,780   Health Net, Inc.(b)                                                                                426,699
       5,700   Henry Schein, Inc.(b)                                                                              396,948
       7,350   Hillenbrand Industries, Inc.                                                                       408,219
       4,700   INAMED Corporation(b)                                                                              297,275
       6,700   Invitrogen Corporation(b)                                                                          449,771
      25,221   IVAX Corporation(b,c)                                                                              398,996
       4,400   LifePoint Hospitals, Inc.(b,c)                                                                     153,208
      13,320   Lincare Holdings, Inc.(b)                                                                          568,098
      40,447   Millennium Pharmaceuticals, Inc.(b)                                                                490,218
      13,820   Omnicare, Inc.                                                                                     478,448
      11,200   PacifiCare Health Systems, Inc.(b)                                                                 633,024
       4,500   Par Pharmaceutical Companies, Inc.(b,c)                                                            186,210
      18,100   Patterson Companies, Inc.(b,c)                                                                     785,359
       8,550   Perrigo Company                                                                                    147,658
      12,660   Protein Design Labs, Inc.(b)                                                                       261,556
       8,900   Renal Care Group, Inc.(b)                                                                          320,311
      13,950   Sepracor, Inc.(b,c)                                                                                828,212
       9,200   STERIS Corporation(b)                                                                              218,224
       5,500   Techne Corporation(b)                                                                              213,950
      10,200   Triad Hospitals, Inc.(b)                                                                           379,542
       7,700   Universal Health Services, Inc.                                                                    342,650
      11,210   Valeant Pharmaceuticals International                                                              295,384
      17,900   Varian Medical Systems, Inc.(b)                                                                    773,996
       4,600   Varian, Inc.(b)                                                                                    188,646
       9,400   VCA Antech, Inc.(b)                                                                                184,240
      10,620   Vertex Pharmaceuticals, Inc.(b,c)                                                                  112,253
       6,540   VISX, Inc.(b)                                                                                      169,190
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               14,746,521
=========================================================================================================================

Industrials (11.1%)
-------------------------------------------------------------------------------------------------------------------------
      12,160   Adesa, Inc.                                                                                        258,035
      12,030   AGCO Corporation(b,c)                                                                              263,337
      11,400   AirTran Holdings, Inc.(b,c)                                                                        121,980
       3,240   Alaska Air Group, Inc.(b,c)                                                                        108,508
       5,560   Alexander & Baldwin, Inc.                                                                          235,855
       5,000   Alliant Techsystems, Inc.(b)                                                                       326,900
       9,080   AMETEK, Inc.                                                                                       323,884
       3,220   Banta Corporation                                                                                  144,127
       7,560   Brink's Company                                                                                    298,771
      11,350   C.H. Robinson Worldwide, Inc.                                                                      630,152
      13,600   Career Education Corporation(b)                                                                    544,000
       4,070   Carlisle Companies, Inc.                                                                           264,224
      11,786   ChoicePoint, Inc.(b)                                                                               542,038
       6,830   CNF, Inc.                                                                                          342,183
       9,200   Copart, Inc.(b)                                                                                    242,144
      12,000   Corinthian Colleges, Inc.(b,c)                                                                     226,140
       6,800   Crane Company                                                                                      196,112
       6,700   Deluxe Corporation                                                                                 250,111
       7,720   DeVry, Inc.(b,c)                                                                                   134,019
       9,100   Donaldson Company, Inc.                                                                            296,478
       9,220   Dun & Bradstreet Corporation(b)                                                                    549,973
       6,470   Dycom Industries, Inc.(b)                                                                          197,464
       8,100   Education Management Corporation(b)                                                                267,381
      14,020   Expeditors International of Washington, Inc.                                                       783,438
       8,080   Fastenal Company                                                                                   497,405
       6,300   Federal Signal Corporation(c)                                                                      111,258
       7,330   Flowserve Corporation(b,c)                                                                         201,868
       9,100   Graco, Inc.                                                                                        339,885
       4,160   Granite Construction, Inc.                                                                         110,656
       5,550   Harsco Corporation                                                                                 309,357
       9,390   Herman Miller, Inc.                                                                                259,446
       6,630   HNI Corporation                                                                                    285,422
       8,130   Hubbell, Inc.                                                                                      425,199
       6,100   ITT Educational Services, Inc.(b,c)                                                                290,055
       7,460   Jacobs Engineering Group, Inc.(b)                                                                  356,513
       7,620   JB Hunt Transport Services, Inc.                                                                   341,757
      12,150   JetBlue Airways Corporation(b)                                                                     282,123
       2,520   Kelly Services, Inc.                                                                                76,054
       4,970   Kennametal, Inc.                                                                                   247,357
       3,840   Korn/Ferry International(b,c)                                                                       79,680
       6,430   Laureate Education, Inc.(b)                                                                        283,499
      11,970   Manpower, Inc.                                                                                     578,151
       3,890   Nordson Corporation                                                                                155,872
      13,360   Pentair, Inc.                                                                                      581,962
       8,740   Precision Castparts Corporation                                                                    574,043
      10,210   Quanta Services, Inc.(b,c)                                                                          81,680
      17,500   Republic Services, Inc.                                                                            586,950
       2,555   Rollins, Inc.                                                                                       67,248
         900   Sequa Corporation(b,c)                                                                              55,035
       4,120   Sotheby's Holdings, Inc.(b,c)                                                                       74,819
       9,960   SPX Corporation                                                                                    398,998
       6,000   Stericycle, Inc.(b)                                                                                275,700
       6,960   Swift Transportation Company, Inc.(b,c)                                                            149,501
       2,470   Tecumseh Products Company                                                                          118,066
       4,840   Teleflex, Inc.                                                                                     251,390
       7,900   Thomas & Betts Corporation(b)                                                                      242,925
       4,930   Trinity Industries, Inc.(c)                                                                        168,014
       8,920   United Rentals, Inc.(b,c)                                                                          168,588
       6,200   Werner Enterprises, Inc.                                                                           140,368
       5,440   York International Corporation(c)                                                                  187,898
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               16,901,996
=========================================================================================================================

Information Technology (12.9%)
-------------------------------------------------------------------------------------------------------------------------
      50,200   3Com Corporation(b)                                                                                209,334
      18,475   Activision, Inc.(b)                                                                                372,826
      11,490   Acxiom Corporation                                                                                 302,187
       8,180   ADTRAN, Inc.                                                                                       156,565
       3,100   Advent Software, Inc.(b)                                                                            63,488
       6,500   Alliance Data Systems Corporation(b)                                                               308,620
      11,800   Amphenol Corporation(b)                                                                            433,532
      15,370   Arrow Electronics, Inc.(b)                                                                         373,491
       7,795   Ascential Software Corporation(b)                                                                  127,136
      55,620   Atmel Corporation(b)                                                                               218,030
      16,020   Avnet, Inc.(b)                                                                                     292,205
       6,580   Avocent Corporation(b)                                                                             266,622
      16,000   BISYS Group, Inc.(b)                                                                               263,200
       3,210   Cabot Microelectronics Corporation(b,c)                                                            128,560
      35,780   Cadence Design Systems, Inc.(b)                                                                    494,122
       8,570   CDW Corporation                                                                                    568,620
      19,600   Ceridian Corporation(b)                                                                            358,288
       8,300   Certegy, Inc.                                                                                      294,899
      10,380   CheckFree Corporation(b)                                                                           395,270
      17,700   Cognizant Technology Solutions Corporation(b)                                                      749,241
       6,350   CommScope, Inc.(b,c)                                                                               120,015
      12,670   Credence Systems Corporation(b,c)                                                                  115,930
       9,800   Cree, Inc.(b,c)                                                                                    392,784
       6,670   CSG Systems International, Inc.(b)                                                                 124,729
      16,560   Cypress Semiconductor Corporation(b,c)                                                             194,249
       9,530   Diebold, Inc.                                                                                      531,107
       9,110   DST Systems, Inc.(b)                                                                               474,813
       9,350   Fair Isaac Corporation(c)                                                                          342,958
      15,900   Fairchild Semiconductor International, Inc.(b)                                                     258,534
       8,000   Gartner Group, Inc.(b,c)                                                                            99,680
       8,900   Harris Corporation                                                                                 549,931
       4,410   Imation Corporation                                                                                140,370
       9,300   Integrated Circuit Systems, Inc.(b)                                                                194,556
      14,040   Integrated Device Technology, Inc.(b)                                                              162,302
       8,850   International Rectifier Corporation(b)                                                             394,444
      20,000   Intersil Corporation                                                                               334,800
       9,260   Jack Henry & Associates, Inc.                                                                      184,367
       6,410   Keane, Inc.(b)                                                                                      94,227
      11,480   KEMET Corporation(b,c)                                                                             102,746
      18,100   Lam Research Corporation(b)                                                                        523,271
      14,950   Lattice Semiconductor Corporation(b,c)                                                              85,215
       8,000   LTX Corporation(b,c)                                                                                61,520
       9,470   Macromedia, Inc.(b)                                                                                294,706
       6,540   Macrovision Corporation(b)                                                                         168,209
      21,120   McAfee, Inc.(b)                                                                                    611,002
      15,700   McDATA Corporation(b,c)                                                                             93,572
      10,170   Mentor Graphics Corporation(b,c)                                                                   155,499
       8,850   Micrel, Inc.(b,c)                                                                                   97,527
      27,260   Microchip Technology, Inc.                                                                         726,752
      13,560   MPS Group, Inc.(b)                                                                                 166,246
       7,175   National Instruments Corporation(c)                                                                195,519
       5,590   Newport Corporation(b)                                                                              78,819
       6,440   Plantronics, Inc.                                                                                  267,067
       5,660   Plexus Corporation(b)                                                                               73,637
      13,020   Polycom, Inc.(b)                                                                                   303,626
      13,860   Powerwave Technologies, Inc.(b,c)                                                                  117,533
       7,320   Retek, Inc.(b)                                                                                      45,018
       7,080   Reynolds and Reynolds Company                                                                      187,691
      24,740   RF Micro Devices, Inc.(b,c)                                                                        169,222
       9,200   RSA Security, Inc.(b)                                                                              184,552
      21,500   SanDisk Corporation(b)                                                                             536,855
       9,790   Semtech Corporation(b,c)                                                                           214,107
       4,900   Silicon Laboratories, Inc.(b,c)                                                                    173,019
      14,210   Storage Technology Corporation(b)                                                                  449,178
      12,680   Sybase, Inc.(b)                                                                                    252,966
      20,080   Synopsys, Inc.(b)                                                                                  393,970
       7,680   Tech Data Corporation(b)                                                                           348,672
      11,280   Titan Corporation(b)                                                                               182,736
       4,320   Transaction Systems Architects, Inc.(b)                                                             85,752
      18,152   TriQuint Semiconductor, Inc.(b,c)                                                                   80,776
      12,300   UTStarcom, Inc.(b,c)                                                                               272,445
      21,920   Vishay Intertechnology, Inc.(b)                                                                    329,238
       9,650   Wind River Systems, Inc.(b)                                                                        130,758
       9,500   Zebra Technologies Corporation(b)                                                                  534,660
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    19,780,113
=========================================================================================================================

Materials (4.5%)
-------------------------------------------------------------------------------------------------------------------------
       8,490   Airgas, Inc.                                                                                       225,070
       5,610   Albemarle Corporation                                                                              217,163
       8,300   Arch Coal, Inc.                                                                                    294,982
       7,440   Bowater, Inc.                                                                                      327,137
       8,190   Cabot Corporation                                                                                  316,789
      15,100   Crompton Corporation                                                                               178,180
       5,160   Cytec Industries, Inc.                                                                             265,327
       5,600   Ferro Corporation                                                                                  129,864
       4,900   FMC Corporation(b)                                                                                 236,670
       4,180   Glatfelter Company                                                                                  63,870
       6,860   Longview Fibre Company                                                                             124,440
       8,760   Lubrizol Corporation                                                                               322,894
      25,240   Lyondell Chemical Company                                                                          729,941
       6,320   Martin Marietta Materials, Inc.                                                                    339,131
       2,680   Minerals Technologies, Inc.                                                                        178,756
       9,200   Olin Corporation(c)                                                                                202,584
       8,000   Packaging Corporation of America                                                                   188,400
       6,900   Peabody Energy Corporation                                                                         558,279
       4,000   Potlatch Corporation(c)                                                                            202,320
      15,400   RPM International, Inc.                                                                            302,764
       2,800   Scotts Company(b)                                                                                  205,856
       6,130   Sensient Technologies Corporation                                                                  147,059
      12,980   Sonoco Products Company(c)                                                                         384,857
       5,400   Steel Dynamics, Inc.(c)                                                                            204,552
       6,880   Valspar Corporation                                                                                344,069
       9,500   Worthington Industries, Inc.                                                                       186,010
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  6,876,964
=========================================================================================================================

Telecommunication Services (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      32,410   Cincinnati Bell, Inc.(b)                                                                           134,502
       6,720   Telephone and Data Systems, Inc.                                                                   517,104
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   651,606
=========================================================================================================================

Utilities (6.3%)
-------------------------------------------------------------------------------------------------------------------------
       9,880   AGL Resources, Inc.                                                                                328,411
      15,200   Alliant Energy Corporation                                                                         434,720
      12,250   Aqua America, Inc.                                                                                 301,228
      31,980   Aquila, Inc.(b,c)                                                                                  118,006
       4,200   Black Hills Corporation(c)                                                                         128,856
      16,830   DPL, Inc.(c)                                                                                       422,601
      10,100   Duquesne Light Holdings, Inc.(c)                                                                   190,385
      19,450   Energy East Corporation                                                                            518,926
       8,100   Equitable Resources, Inc.                                                                          491,346
       9,750   Great Plains Energy, Inc.(c)                                                                       295,230
      10,580   Hawaiian Electric Industries, Inc.(c)                                                              308,407
       5,430   IDACORP, Inc.(c)                                                                                   165,995
      15,550   MDU Resources Group, Inc.                                                                          414,874
       9,600   National Fuel Gas Company                                                                          272,064
      16,970   Northeast Utilities Service Company                                                                319,884
       6,970   NSTAR                                                                                              378,332
      11,690   OGE Energy Corporation                                                                             309,902
      13,600   ONEOK, Inc.                                                                                        386,512
      24,843   Pepco Holdings, Inc.                                                                               529,653
       8,075   PNM Resources, Inc.                                                                                204,217
      13,160   Puget Energy, Inc.                                                                                 325,052
      11,210   Questar Corporation                                                                                571,262
      14,830   SCANA Corporation(c,d)                                                                             584,302
      15,600   Sierra Pacific Resources(b,c)                                                                      163,800
       9,990   Vectren Corporation                                                                                267,732
      11,320   Westar Energy, Inc.                                                                                258,888
       6,610   WGL Holdings, Inc.                                                                                 203,852
      15,470   Wisconsin Energy Corporation                                                                       521,494
       5,000   WPS Resources Corporation(c)                                                                       249,800
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  9,665,731
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $108,076,819)                                                         132,550,906
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (11.7%)         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  17,916,526   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $17,916,526
         $11   U.S. Treasury Bills                                        Zero Coupon          2/3/2005                11
          70   U.S. Treasury Bills                                        Zero Coupon         3/10/2005                70
          11   U.S. Treasury Bills                                        Zero Coupon         4/28/2005                11
          49   U.S. Treasury Bonds                                        Zero Coupon         8/15/2012                36
         297   U.S. Treasury Bonds                                        Zero Coupon         5/15/2014               197
         175   U.S. Treasury Bonds                                             11.250         2/15/2015               282
          31   U.S. Treasury Bonds                                              7.250         5/15/2016                39
         356   U.S. Treasury Bonds                                              7.500        11/15/2016               458
           8   U.S. Treasury Bonds                                        Zero Coupon         5/15/2017                 4
         351   U.S. Treasury Bonds                                        Zero Coupon        11/15/2018               180
         330   U.S. Treasury Bonds                                              8.875         2/15/2019               487
         479   U.S. Treasury Bonds                                              8.125         8/15/2019               670
           2   U.S. Treasury Bonds                                              8.750         8/15/2020                 3
           9   U.S. Treasury Bonds                                              7.875         2/15/2021                12
          14   U.S. Treasury Bonds                                              7.250         8/15/2022                19
          33   U.S. Treasury Bonds                                              6.375         8/15/2027                40
       1,619   U.S. Treasury Bonds                                              6.125         8/15/2029             1,937
       1,173   U.S. Treasury Inflation Indexed Bonds                            3.875         4/15/2029             1,825
         148   U.S. Treasury Notes                                              3.500         1/15/2011               187
         111   U.S. Treasury Principal Strips                             Zero Coupon        11/15/2022                45
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $17,923,039)                                                                                    17,923,039
=========================================================================================================================

      Shares   Short-Term Investments (1.6%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,499,557   Thrivent Money Market Portfolio(d)                               1.800%              N/A        $2,499,557
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,499,557
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $128,499,415)                                                         $152,973,502
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) At December 31, 2004, $109,200 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, 14,830 shares in SCANA
    Corporation common stock valued at $584,302 and $2,499,557 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
S&P 400 Mini Futures         40               March 2005         Long          $2,661,400          $2,645,160    $16,240

(e) The interest rate shown reflects the coupon rate, yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.







Partner International Stock Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (77.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Australia (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     222,942   BHP Billiton, Ltd.(b)                                                                           $2,675,409
     152,000   Brambles Industries, Ltd.(b,c)                                                                     830,358
     770,000   Lend Lease Corporation, Ltd.(b)                                                                  8,012,660
      26,200   Macquarie Bank, Ltd.(b)                                                                            958,088
     129,648   News Corporation(c)                                                                              2,418,759
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                 14,895,274
=========================================================================================================================

Belgium (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      43,589   Fortis(b,c)                                                                                      1,204,805
       9,020   UCB SA(c)                                                                                          458,540
-------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                    1,663,345
=========================================================================================================================

Bermuda (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     118,000   Esprit Holdings, Ltd.(b)                                                                           713,194
-------------------------------------------------------------------------------------------------------------------------
               Total Bermuda                                                                                      713,194
=========================================================================================================================

Brazil (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     287,290   Petroleo Brasileiro SA ADR                                                                      11,136,049
     134,700   Tele Norte Leste Participacoes SA(c)                                                             2,272,389
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                    13,408,438
=========================================================================================================================

Canada (1.1%)
-------------------------------------------------------------------------------------------------------------------------
     815,000   Abitibi Consolidated, Inc.                                                                       5,618,344
      65,700   Royal Bank of Canada                                                                             3,522,972
      41,300   Telus Corporation                                                                                1,215,892
-------------------------------------------------------------------------------------------------------------------------
               Total Canada                                                                                    10,357,208
=========================================================================================================================

Denmark (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      35,783   Novo Nordisk A/S(b)                                                                              1,945,909
-------------------------------------------------------------------------------------------------------------------------
               Total Denmark                                                                                    1,945,909
=========================================================================================================================

Finland (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     219,679   Nokia Oyj(b)                                                                                     3,440,155
     558,600   Stora Enso Oyj(b)                                                                                8,506,786
-------------------------------------------------------------------------------------------------------------------------
               Total Finland                                                                                   11,946,941
=========================================================================================================================

France (7.6%)
-------------------------------------------------------------------------------------------------------------------------
     137,500   Accor SA(b,c)                                                                                    6,020,526
     434,972   Axa SA(b,c,d)                                                                                   10,756,349
      53,808   BNP Paribas SA(b,c)                                                                              3,899,979
     127,900   Carrefour SA(b,c)                                                                                6,091,583
      36,204   Compagnie de Saint-Gobain(b,c)                                                                   2,181,049
     109,309   Credit Agricole SA(b,c)                                                                          3,299,596
     120,000   France Telecom SA(b,c)                                                                           3,964,746
      18,740   Groupe Danone(b,c)                                                                               1,732,132
      11,075   Hermes International(b,c)                                                                        2,212,174
      15,571   L'Oreal SA(b,c)                                                                                  1,181,660
       3,900   Lafarge SA(b,c)                                                                                    376,424
      29,648   LVMH Moet Hennessy Louis Vuitton SA(b,c)                                                         2,271,060
      79,207   Sanofi-Aventis(b,c)                                                                              6,332,719
      26,212   Schneider Electric SA(b,c)                                                                       1,823,474
      17,534   Societe Generale(b,c)                                                                            1,774,962
      77,065   Societe Television Francaise 1(b,c)                                                              2,509,719
      53,631   Sodexho Alliance SA(c)                                                                           1,622,708
      42,300   Thomson(b,c)                                                                                     1,117,032
      39,559   Total SA(b,c)                                                                                    8,663,921
      25,953   Vivendi Universal SA(b,c,e)                                                                        829,364
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    68,661,177
=========================================================================================================================

Germany (3.8%)
-------------------------------------------------------------------------------------------------------------------------
      51,100   Adidas-Salomon AG(b,c)                                                                           8,264,190
       8,731   Allianz AG(b)                                                                                    1,160,033
      16,272   Bayer AG(b)                                                                                        552,038
      33,400   Depfa Bank plc(b)                                                                                  561,689
      15,747   Deutsche Bank AG(b)                                                                              1,402,286
      12,317   E.ON AG(b)                                                                                       1,119,586
      55,381   Hypo Real Estate Holding AG(b,e)                                                                 2,296,418
     156,900   Metro AG(b,c)                                                                                    8,655,092
      11,959   Rhoen-Klinikum AG(b)                                                                               741,716
       9,390   SAP AG(b)                                                                                        1,665,204
      93,589   Siemens AG(b,c)                                                                                  7,925,145
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                   34,343,397
=========================================================================================================================

Greece (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      41,480   National Bank of Greece SA(b)                                                                    1,370,892
-------------------------------------------------------------------------------------------------------------------------
               Total Greece                                                                                     1,370,892
=========================================================================================================================

Hong Kong (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     190,000   Cheung Kong Holdings, Ltd.(b)                                                                    1,895,857
   2,962,000   China Telecom Corporation, Ltd.(b)                                                               1,085,956
     872,000   Li & Fung, Ltd.(b)                                                                               1,467,054
     151,000   Sun Hung Kai Properties, Ltd.(b,c)                                                               1,511,261
     821,000   Swire Pacific, Ltd.(b)                                                                           6,880,210
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                 12,840,338
=========================================================================================================================

Israel (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      26,735   Check Point Software Technologies, Ltd.(e)                                                         658,483
-------------------------------------------------------------------------------------------------------------------------
               Total Israel                                                                                       658,483
=========================================================================================================================

Italy (3.7%)
-------------------------------------------------------------------------------------------------------------------------
     154,940   Alleanza Assicurazioni SPA(b,c)                                                                  2,162,652
     211,289   Banca Intesa SPA(b,c)                                                                            1,015,261
      44,500   Banco Popolare di Verona e Novara Scrl(b,c)                                                        904,940
     190,055   Eni SPA(b,c)                                                                                     4,763,982
      60,070   Mediaset SPA(b,c)                                                                                  760,514
      84,215   Mediolanum SPA(b,c)                                                                                602,864
     395,000   Riunione Adriatica di Sicurta SPA(b,c)                                                           8,931,607
     553,700   Saipem SPA(b,c)                                                                                  6,647,335
     269,260   Telecom Italia Mobile SPA(b,c)                                                                   2,007,647
     625,620   Telecom Italia SPA(b,c)                                                                          2,088,731
     598,322   UniCredito Italiano SPA(b,c)                                                                     3,441,429
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                     33,326,962
=========================================================================================================================

Japan (14.5%)
-------------------------------------------------------------------------------------------------------------------------
       8,150   Aiful Corporation(b)                                                                               901,005
     371,300   Bridgestone Corporation(b,c)                                                                     7,409,741
      32,600   Canon, Inc.(b,c)                                                                                 1,770,296
      23,200   Credit Saison Company, Ltd.(b)                                                                     848,646
     133,000   Dai Nippon Printing Company, Ltd.(b)                                                             2,141,225
     360,000   Daiichi Pharmaceutical Company, Ltd.(b)                                                          7,813,170
      42,000   Daikin Industries, Ltd.(b)                                                                       1,217,379
      31,000   Daito Trust Construction Company, Ltd.(b)                                                        1,473,463
     220,000   Daiwa Securities Group, Inc.(b,c)                                                                1,590,904
      30,800   Fanuc, Ltd.(b)                                                                                   2,025,935
      21,200   Fujisawa Pharmaceutical Company, Ltd.(b)                                                           581,672
      10,900   Funai Electric Company, Ltd.(b,c)                                                                1,357,945
   1,202,000   Hitachi, Ltd.(b)                                                                                 8,384,745
      13,500   Hoya Corporation(b)                                                                              1,525,325
      66,700   JSR Corporation(b,c)                                                                             1,461,927
         512   KDDI Corporation(b)                                                                              2,761,465
       4,900   Keyence Corporation(b)                                                                           1,100,550
     117,000   Kyocera Corporation(b)                                                                           9,040,135
      52,000   Leopalace21 Corporation(b)                                                                         917,163
      71,000   MARUI Company, Ltd.(b,c)                                                                           954,303
      21,100   Matsui Securities Company, Ltd.(b,c)                                                               735,504
     251,100   Mitsubishi Corporation(b,c)                                                                      3,247,789
     132,000   Mitsubishi Estate Company, Ltd.(b)                                                               1,550,768
         111   Mitsubishi Tokyo Financial Group, Inc.(b)                                                        1,136,840
     255,000   Mitsui Fudosan Company, Ltd.(b,c)                                                                3,105,587
     225,000   Mitsui Trust Holdings, Inc.(b,c)                                                                 2,263,468
     255,000   NEC Corporation(b)                                                                               1,589,639
       6,600   Nidec Corporation(b,c)                                                                             808,096
     173,100   Nissan Motor Company, Ltd.(b)                                                                    1,905,439
     230,000   Nomura Holdings, Inc.(b)                                                                         3,363,972
         346   NTT DoCoMo, Inc.(b,c)                                                                              639,423
     127,000   OJI Paper Company, Ltd.(b)                                                                         729,884
      13,100   ORIX Corporation(b)                                                                              1,792,886
      13,500   Rohm Company, Ltd.(b)                                                                            1,401,038
      71,000   Secom Company, Ltd.(b)                                                                           2,854,317
      13,300   Sega Sammy Holdings, Inc.(e)                                                                       730,741
      68,700   Seven-Eleven Japan Company, Ltd.(b)                                                              2,168,344
      48,700   Shin-Etsu Chemical Company, Ltd.(b)                                                              2,002,362
       7,300   SMC Corporation(b)                                                                                 837,855
     380,000   Sompo Japan Insurance, Inc.(b)                                                                   3,887,856
      22,400   Sony Corporation(b)                                                                                874,609
         477   Sumitomo Mitsui Financial Group, Inc.(b,c)                                                       3,486,303
   1,423,900   Sumitomo Trust and Banking Company, Ltd.(b,c)                                                   10,322,811
      73,000   Suzuki Motor Corporation(b)                                                                      1,335,218
      22,450   T&D Holdings, Inc.(b,e)                                                                          1,072,754
     197,900   Takeda Pharmaceutical Company, Ltd.(b)                                                           9,992,259
      11,630   Takefuji Corporation(b)                                                                            786,515
     224,000   Teijin, Ltd.(b)                                                                                    973,198
     192,000   Toray Industries, Inc.(b)                                                                          900,119
      91,600   Toyota Motor Corporation(b)                                                                      3,759,221
      12,500   Trend Micro, Inc.(b,e)                                                                             679,514
         175   UFJ Holdings, Inc.(b,e)                                                                          1,071,621
      31,000   Uniden Corporation(b,c)                                                                            611,775
       6,310   USS Company, Ltd.(b,c)                                                                             529,863
      48,900   Yamanouchi Pharmaceutical Company, Ltd.(b,c)                                                     1,908,231
      54,000   Yamato Transport Company, Ltd.(b)                                                                  803,328
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                    131,136,141
=========================================================================================================================

Malaysia (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     796,300   Astro All Asia Networks plc(e)                                                                   1,131,584
-------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                   1,131,584
=========================================================================================================================

Mexico (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      48,700   America Movil SA de CV ADR                                                                       2,549,445
     117,100   Grupo Financiero Banorte SA de CV                                                                  737,456
     456,000   Grupo Modelo SA                                                                                  1,254,235
      24,000   Grupo Televisia SA ADR                                                                           1,452,000
     220,000   Telefonos de Mexico SA de CV ADR                                                                 8,430,400
     674,038   Wal-Mart de Mexico SA de CV                                                                      2,315,929
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                    16,739,465
=========================================================================================================================

Netherlands (4.6%)
-------------------------------------------------------------------------------------------------------------------------
     352,500   ABN AMRO Holding NV(b)                                                                           9,342,759
       4,130   Akzo Nobel NV(b,c)                                                                                 175,927
     112,050   ASML Holding NV(b,e)                                                                             1,790,972
     471,734   ING Groep NV(b,d)                                                                               14,265,962
      99,400   Koninklijke (Royal) KPN NV(b)                                                                      945,658
      93,056   Koninklijke (Royal) Philips Electronics NV(b)                                                    2,466,066
      34,730   Reed Elsevier NV(b)                                                                                474,329
      18,438   Royal Dutch Petroleum Company(b,c)                                                               1,058,236
      47,350   Royal Numico NV(b)                                                                               1,704,413
      45,071   STMicroelectronics NV(b,c)                                                                         877,246
     279,000   VNU NV(b)                                                                                        8,227,940
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                               41,329,508
=========================================================================================================================

Norway (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      29,430   Orkla ASA(b,c)                                                                                     967,812
-------------------------------------------------------------------------------------------------------------------------
               Total Norway                                                                                       967,812
=========================================================================================================================

Portugal (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     769,200   Portugal Telecom SGPS SA(b)                                                                      9,491,366
-------------------------------------------------------------------------------------------------------------------------
               Total Portugal                                                                                   9,491,366
=========================================================================================================================

Russia (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      27,900   AO VimpelCom(e)                                                                                  1,008,306
       7,730   LUKOIL ADR                                                                                         938,422
      18,700   Mining and Metallurgical Company Norilsk Nickel(c)                                               1,037,850
       4,300   Mobile Telesystems ADR                                                                             595,593
-------------------------------------------------------------------------------------------------------------------------
               Total Russia                                                                                     3,580,171
=========================================================================================================================

Singapore (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     654,600   Keppel Corporation, Ltd.(b,c)                                                                    3,450,324
   1,100,112   United Overseas Bank, Ltd.(b)                                                                    9,294,612
      74,000   Venture Corporation, Ltd.(b)                                                                       722,361
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                 13,467,297
=========================================================================================================================

South Africa (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      70,300   Standard Bank Group, Ltd.                                                                          821,069
-------------------------------------------------------------------------------------------------------------------------
               Total South Africa                                                                                 821,069
=========================================================================================================================

South Korea (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      33,300   Hyundai Motor Company GDR                                                                          892,653
       2,390   Samsung Electronics Company, Ltd.(b,e)                                                           1,038,457
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                1,931,110
=========================================================================================================================

Spain (5.1%)
-------------------------------------------------------------------------------------------------------------------------
     775,634   Banco Bilbao Vizcaya Argentaria SA(b,c)                                                         13,756,354
     187,824   Banco Santander Central Hispano SA(b,c)                                                          2,329,074
      64,720   Endesa SA(b,c)                                                                                   1,514,415
      52,860   Gas Natural SDG SA(b,c)                                                                          1,631,770
     416,000   Iberdrola SA(b,c)                                                                               10,553,236
      46,100   Industria de Diseno Textil SA (Inditex)(b,c)                                                     1,358,387
     422,534   Repsol YPF SA(b,c)                                                                              10,990,996
     141,877   Telefonica SA(b)                                                                                 2,668,182
      19,433   Telefonica SA ADR(e)                                                                             1,097,964
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                     45,900,378
=========================================================================================================================

Sweden (2.8%)
-------------------------------------------------------------------------------------------------------------------------
     170,000   Atlas Copco AB(b,c)                                                                              7,673,811
     332,600   Electrolux AB(b)                                                                                 7,619,960
      73,840   Hennes & Mauritz AB(b)                                                                           2,568,675
     255,160   Securitas AB(b,c)                                                                                4,375,068
      46,600   Tele2 AB(b,c)                                                                                    1,829,541
     307,554   Telefonaktiebolaget LM Ericsson(b)                                                                 968,674
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                    25,035,729
=========================================================================================================================

Switzerland (6.0%)
-------------------------------------------------------------------------------------------------------------------------
      71,670   Adecco SA(b)                                                                                     3,610,237
      88,020   Credit Suisse Group(b,e)                                                                         3,700,184
      14,000   Givaudan SA(b)                                                                                   9,191,784
     151,857   Holcim, Ltd.(b,c)                                                                                9,123,479
      46,436   Nestle SA(b)                                                                                    12,119,616
      16,400   Roche Holding AG(b)                                                                              1,882,446
      55,500   Swatch Group AG(b)                                                                               8,123,885
      77,428   UBS AG(b)                                                                                        6,490,517
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                               54,242,148
=========================================================================================================================

Taiwan (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,144,000   E. Sun Financial Holdings Company, Ltd.(b)                                                         951,802
     847,811   Taiwan Semiconductor Manufacturing Company, Ltd.(b)                                              1,350,810
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                     2,302,612
=========================================================================================================================

Thailand (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     341,500   Bangkok Bank Public Company, Ltd.(b)                                                               912,919
     235,800   Kasikornbank Public Company, Ltd.(b,e,f)                                                           318,616
-------------------------------------------------------------------------------------------------------------------------
               Total Thailand                                                                                   1,231,535
=========================================================================================================================

Turkey (0.1%)
-------------------------------------------------------------------------------------------------------------------------
 243,000,000   Turkiye Is Bankasi (Isbank)                                                                      1,342,492
-------------------------------------------------------------------------------------------------------------------------
               Total Turkey                                                                                     1,342,492
=========================================================================================================================

United Kingdom (15.5%)
-------------------------------------------------------------------------------------------------------------------------
      88,776   AstraZeneca plc(b)                                                                               3,217,171
      38,414   Autonomy Corporation plc(e)                                                                        124,077
     114,913   British Sky Broadcasting Group plc(b)                                                            1,239,710
      79,211   Cadbury Schweppes plc(b)                                                                           737,427
      72,900   Capita Group plc(b)                                                                                510,412
      13,876   Carnival plc(b)                                                                                    846,524
     270,360   Centricia plc(b)                                                                                 1,224,224
     726,850   Compass Group plc(b)                                                                             3,426,618
     144,743   Diageo plc(b)                                                                                    2,067,193
     121,302   DS Smith plc                                                                                       362,695
     182,760   Electrocomponents plc(b)                                                                           996,531
     822,604   GlaxoSmithKline plc(b)                                                                          19,311,850
     779,600   Hanson plc(b)                                                                                    6,680,704
     719,792   Hays plc(b,f)                                                                                    1,713,185
     107,000   Hilton Group plc(b)                                                                                583,498
     106,874   Kesa Electricals plc(b)                                                                            577,784
   2,137,138   Kingfisher plc(b)                                                                               12,686,616
     890,000   Lloyds TSB Group plc(b)                                                                          8,091,328
   1,204,600   Marks and Spencer Group plc(b)                                                                   7,918,817
     338,600   MFI Furniture Group plc                                                                            806,036
     674,000   Pearson plc(b)                                                                                   8,116,466
     332,261   Reed Elsevier plc(b)                                                                             3,062,363
      77,030   Rio Tinto plc(b)                                                                                 2,271,875
     503,720   Royal Bank of Scotland Group plc(b,d)                                                           16,915,960
     677,938   Shell Transport & Trading Company plc(b)                                                         5,799,890
      54,900   Standard Chartered plc(b)                                                                        1,019,028
     398,130   Tesco plc(b)                                                                                     2,456,269
     295,738   Tomkins plc(b)                                                                                   1,442,581
     217,202   Unilever plc(b)                                                                                  2,130,656
     119,529   United Busines Media plc(b)                                                                      1,101,255
   6,487,525   Vodafone Group plc(b,d)                                                                         17,649,207
     350,300   William Morrison Supermarkets plc(b)                                                             1,391,113
     286,640   WPP Group plc(b)                                                                                 3,142,915
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                           139,621,978
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $622,111,096)                                                         696,403,953
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (20.4%)         Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 184,350,261   Thrivent Financial Securities Lending Trust                      2.240%              N/A      $184,350,261
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $184,350,261)                                                                                  184,350,261
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (2.5%)                         Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $12,300,000   Delaware Funding Corporation                                     2.200%         1/3/2005       $12,298,497
   9,436,747   Thrivent Money Market Portfolio                                  1.800               N/A         9,436,747
   1,040,000   Triple A-1 Funding Corporation                                   2.200          1/3/2005         1,039,873
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                22,775,117
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $829,236,474)                                                         $903,529,331
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Security is fair valued as discussed in the notes to the financial statements.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(e) Non-income producing security.

(f) Denotes investments purchased on a when-issued basis.

(g) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

(h) Miscellaneous footnotes:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S.
depository bank.

GDR -- Global Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing depository bank from more than one country.

The accompanying notes to the financial statements are an integral part of this schedule.






Partner All Cap Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (94.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (11.2%)
-------------------------------------------------------------------------------------------------------------------------
      11,250   Aeropostale, Inc.(b)                                                                              $331,088
      10,300   American Eagle Outfitters, Inc.                                                                    485,130
       2,500   Autoliv, Inc.                                                                                      120,750
       3,100   Boyd Gaming Corporation                                                                            129,115
       2,100   Carnival Corporation                                                                               121,023
       9,200   Comcast Corporation(b)                                                                             302,128
       2,600   D.R. Horton, Inc.                                                                                  104,806
      16,100   DIRECTV Group, Inc.(b)                                                                             269,514
       2,200   E.W. Scripps Company                                                                               106,216
       6,700   EchoStar Communications Corporation                                                                222,708
      15,000   Fox Entertainment Group, Inc.(b)                                                                   468,900
       2,600   Hovnanian Enterprises, Inc.(b,c)                                                                   128,752
       7,700   JAKKS Pacific, Inc.(b,c)                                                                           170,247
       3,500   KB Home                                                                                            365,400
      16,100   McDonald's Corporation                                                                             516,166
         100   MGM MIRAGE(b)                                                                                        7,274
       7,700   OfficeMax, Inc.                                                                                    241,626
       7,000   Pacific Sunwear of California, Inc.(b)                                                             155,820
       2,200   Pennsylvania National Gaming, Inc.(b)                                                              133,210
       6,700   Polo Ralph Lauren Corporation                                                                      285,420
       6,400   RadioShack Corporation                                                                             210,432
       9,100   Royal Caribbean Cruises, Ltd.(c)                                                                   495,404
       5,800   Staples, Inc.                                                                                      195,518
       7,900   Timberland Company(b)                                                                              495,093
       3,700   Tribune Company                                                                                    155,918
      10,600   Urban Outfitters, Inc.(b)                                                                          470,640
       8,500   Viacom, Inc.                                                                                       309,315
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,997,613
=========================================================================================================================

Consumer Staples (9.9%)
-------------------------------------------------------------------------------------------------------------------------
      28,500   Archer-Daniels-Midland Company                                                                     635,835
       6,200   BJ's Wholesale Club, Inc.(b)                                                                       180,606
       4,600   Coca-Cola Company                                                                                  191,498
      11,300   Colgate-Palmolive Company                                                                          578,108
       6,800   Corn Products International, Inc.                                                                  364,208
      13,100   Costco Wholesale Corporation                                                                       634,171
      14,500   CVS Corporation                                                                                    653,515
      17,100   Del Monte Foods Company(b)                                                                         188,442
       3,700   Estee Lauder Companies, Inc.                                                                       169,349
      15,500   Gillette Company                                                                                   694,090
       4,900   Kellogg Company                                                                                    218,834
       5,900   PepsiCo, Inc.                                                                                      307,980
       6,000   Procter & Gamble Company                                                                           330,480
      19,200   Wal-Mart Stores, Inc.                                                                            1,014,144
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           6,161,260
=========================================================================================================================

Energy (6.7%)
-------------------------------------------------------------------------------------------------------------------------
      28,200   Exxon Mobil Corporation                                                                          1,445,532
       4,200   Halliburton Company                                                                                164,808
       7,000   Holly Corporation(c)                                                                               195,090
       1,400   Newfield Exploration Company(b)                                                                     82,670
       2,800   Overseas Shipholding Group, Inc.                                                                   154,560
       4,600   Premcor, Inc.                                                                                      193,982
       4,000   Quicksilver Resources, Inc.(b,c)                                                                   147,120
       4,700   Schlumberger, Ltd.                                                                                 314,665
         213   Ship Finance International, Ltd.(b,c)                                                                4,378
       5,900   Teekay Shipping Corporation                                                                        248,449
       4,500   Tesoro Petroleum Corporation(b)                                                                    143,370
       4,700   Transocean, Inc.(b)                                                                                199,233
       2,100   Ultra Petroleum Corporation(b)                                                                     101,073
      17,200   Valero Energy Corporation                                                                          780,880
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     4,175,810
=========================================================================================================================

Financials (19.0%)
-------------------------------------------------------------------------------------------------------------------------
       9,200   ACE, Ltd.                                                                                          393,300
       9,200   Ambac Financial Group, Inc.                                                                        755,596
      35,800   Bank of America Corporation                                                                      1,682,242
         250   Berkshire Hathaway, Inc.(b)                                                                        734,000
       8,100   Citigroup, Inc.                                                                                    390,258
      45,898   Countrywide Financial Corporation                                                                1,698,684
      10,900   Endurance Specialty Holdings, Ltd.(b)                                                              372,780
       9,902   Fidelity National Financial, Inc.                                                                  452,224
      11,200   First American Corporation                                                                         393,568
       9,800   Golden West Financial Corporation(b)                                                               601,916
      28,764   J.P. Morgan Chase & Company                                                                      1,122,084
      31,000   MBNA Corporation                                                                                   873,890
       8,100   PartnerRe, Ltd.(c)                                                                                 501,714
       1,600   PXRE Group, Ltd.(b)                                                                                 40,336
       6,900   Radian Group, Inc.                                                                                 367,356
       8,500   St. Paul Travelers Companies, Inc.                                                                 315,095
       3,400   Torchmark Corporation                                                                              194,276
      12,000   W.R. Berkley Corporation                                                                           566,040
       8,300   Wachovia Corporation                                                                               436,580
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                11,891,939
=========================================================================================================================

Health Care (12.0%)
-------------------------------------------------------------------------------------------------------------------------
      10,800   Amgen, Inc.(b)                                                                                     692,820
       2,800   Bausch & Lomb, Inc.                                                                                180,488
       2,700   Beckman Coulter, Inc.                                                                              180,873
       2,100   Becton, Dickinson and Company                                                                      119,280
       3,800   Candela Corporation(b,c)                                                                            43,168
       4,600   Charles River Laboratories International, Inc.(b)                                                  211,646
       1,600   Connetics Corporation(b,c)                                                                          38,864
       5,200   Cooper Companies, Inc.(c)                                                                          367,068
       9,400   Cytyc Corporation(b)                                                                               259,158
       5,100   Dade Behring Holdings, Inc.(b)                                                                     285,600
       6,000   Eli Lilly and Company                                                                              340,500
       5,700   Eon Labs, Inc.(b,c)                                                                                153,900
      10,700   Gilead Sciences, Inc.(b)                                                                           374,393
       3,190   Johnson & Johnson                                                                                  202,310
       7,400   Medtronic, Inc.                                                                                    367,558
       7,500   Millennium Pharmaceuticals, Inc.(b)                                                                 90,900
       2,750   Omnicare, Inc.                                                                                      95,205
      46,970   Pfizer, Inc.                                                                                     1,263,023
       1,600   Proxymed, Inc.(b,c)                                                                                 15,712
       4,800   ResMed, Inc.(b,c)                                                                                  245,280
       1,000   Sepracor, Inc.(b)                                                                                   59,370
       1,600   Sierra Health Services, Inc.(b,c)                                                                   88,176
      17,000   St. Jude Medical, Inc.(b)                                                                          712,810
       3,300   UnitedHealth Group, Inc.                                                                           290,499
       3,700   Waters Corporation(b)                                                                              173,123
      14,700   WebMD Corporation(b,c)                                                                             119,952
       6,400   Zimmer Holdings, Inc.(b)                                                                           512,768
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                7,484,444
=========================================================================================================================

Industrials (11.2%)
-------------------------------------------------------------------------------------------------------------------------
       7,200   Boeing Company                                                                                     372,744
       9,100   Bucyrus International, Inc.                                                                        369,824
       6,400   Burlington Northern Santa Fe Corporation                                                           302,784
       1,700   Caterpillar, Inc.                                                                                  165,767
       3,900   Deere & Company                                                                                    290,160
       2,000   Engineered Support Systems, Inc.                                                                   118,440
       3,100   Expeditors International of Washington, Inc.                                                       173,228
      31,900   General Electric Company                                                                         1,164,350
       1,300   Goodrich Corporation                                                                                42,432
       1,300   Granite Construction, Inc.                                                                          34,580
      17,700   Honeywell International, Inc.                                                                      626,757
       9,300   Joy Global, Inc.                                                                                   403,899
       3,900   Lockheed Martin Corporation                                                                        216,645
      10,700   Manitowoc Company, Inc.                                                                            402,855
       8,400   Norfolk Southern Corporation                                                                       303,996
       6,200   Precision Castparts Corporation                                                                    407,216
       8,800   Raytheon Company                                                                                   341,704
       6,100   Reliance Steel & Aluminum Company                                                                  237,656
       9,400   Rockwell Collins, Inc.                                                                             370,736
      18,700   Tyco International, Ltd.                                                                           668,338
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                7,014,111
=========================================================================================================================

Information Technology (15.5%)
-------------------------------------------------------------------------------------------------------------------------
      28,900   Akamai Technologies, Inc.(b,c)                                                                     376,567
       5,500   Amdocs, Ltd.(b)                                                                                    144,375
      15,200   Apple Computer, Inc.(b)                                                                            978,880
      10,700   Avaya, Inc.(b)                                                                                     184,040
       2,800   Cisco Systems, Inc.(b)                                                                              54,040
      22,100   Comverse Technology, Inc.(b)                                                                       540,345
       8,000   Dell, Inc.(b)                                                                                      337,120
       8,700   DST Systems, Inc.(b)                                                                               453,444
         872   Freescale Semiconductor, Inc.(b)                                                                    16,010
       1,500   Google, Inc.(b)                                                                                    289,650
      16,300   Intel Corporation                                                                                  381,257
         800   International Business Machines Corporation                                                         78,864
      18,800   Macromedia, Inc.(b)                                                                                585,056
      17,500   Marvell Technology Group, Ltd.(b)                                                                  620,725
      20,200   Microsoft Corporation                                                                              539,542
       3,800   Motorola, Inc.                                                                                      65,360
       7,800   National Instruments Corporation(c)                                                                212,550
      18,600   NVIDIA Corporation(b)                                                                              438,216
      26,900   Oracle Corporation(b)                                                                              369,068
      15,800   QUALCOMM, Inc.                                                                                     669,920
       4,000   Scientific-Atlanta, Inc.                                                                           132,040
      15,300   Sigmatel, Inc.(b)                                                                                  543,609
      19,600   Silicon Image, Inc.(b)                                                                             322,616
      11,300   Storage Technology Corporation(b)                                                                  357,193
      10,800   Tessera Technologies, Inc.(b)                                                                      401,868
      21,800   Trident Microsystems, Inc.(b,c)                                                                    364,496
       5,400   Yahoo!, Inc.(b)                                                                                    203,472
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     9,660,323
=========================================================================================================================

Materials (3.0%)
-------------------------------------------------------------------------------------------------------------------------
         600   Arch Coal, Inc.                                                                                     21,324
       2,900   Carpenter Technology Corporation                                                                   169,534
         600   CONSOL Energy, Inc.                                                                                 24,630
       5,800   Dow Chemical Company                                                                               287,158
       1,400   Eagle Materials, Inc.(c)                                                                           118,020
       4,700   Georgia-Pacific Corporation                                                                        176,156
         700   Massey Energy Company                                                                               24,465
         400   Monsanto Company                                                                                    22,220
       6,000   Newmont Mining Corporation                                                                         266,460
       7,900   Owens-Illinois, Inc.(b)                                                                            178,935
       5,100   Peabody Energy Corporation                                                                         412,641
       3,500   Praxair, Inc.                                                                                      154,525
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,856,068
=========================================================================================================================

Telecommunication Services (3.2%)
-------------------------------------------------------------------------------------------------------------------------
      46,500   Nextel Communications, Inc.(b)                                                                   1,395,000
      19,600   Western Wireless Corporation(b)                                                                    574,280
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 1,969,280
=========================================================================================================================

Utilities (2.8%)
-------------------------------------------------------------------------------------------------------------------------
      16,800   AES Corporation(b)                                                                                 229,656
       4,500   Dominion Resources, Inc.                                                                           304,830
       4,300   Entergy Corporation                                                                                290,637
       7,000   Exelon Corporation                                                                                 308,490
       8,700   PG&E Corporation(b)                                                                                289,536
       5,500   TXU Corporation                                                                                    355,080
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,778,229
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $50,732,199)                                                           58,989,077
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (4.7%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,903,242   Thrivent Financial Securities Lending Trust                      2.240%              N/A        $2,903,242
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $2,903,242)                                                                                      2,903,242
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (0.8%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $521,000   State Street Bank Repurchase Agreement(e)                        1.400%         1/3/2005          $521,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   521,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $54,156,441)                                                           $62,413,319
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) Repurchase agreement dated December 31, 2004,
    $521,061 maturing January 3, 2005, collateralized by
    $535,399 of Federal Home Loan Mortgage Corporation
    Medium Term Notes, 2.875% due December 29, 2006.

The accompanying notes to the financial statements are an integral part of this schedule.






Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (95.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.8%)
-------------------------------------------------------------------------------------------------------------------------
     132,550   Amazon.com, Inc.(b)                                                                             $5,870,640
     262,300   Bed Bath & Beyond, Inc.(b)                                                                      10,447,409
     238,600   Best Buy Company, Inc.                                                                          14,177,612
      93,600   Boyd Gaming Corporation                                                                          3,898,440
     329,300   Carnival Corporation                                                                            18,977,559
      77,600   Centex Corporation                                                                               4,623,408
     108,800   Cheesecake Factory, Inc.(b)                                                                      3,532,736
      76,700   Clear Channel Communications, Inc.                                                               2,568,683
     126,800   Coach, Inc.(b)                                                                                   7,151,520
     449,695   Comcast Corporation(b)                                                                          14,767,984
      65,200   DreamWorks Animation SKG, Inc.(b)                                                                2,445,652
     475,000   eBay, Inc.(b)                                                                                   55,233,000
     119,300   EchoStar Communications Corporation                                                              3,965,532
     124,600   Gap, Inc.                                                                                        2,631,552
     206,000   Harley-Davidson, Inc.(c)                                                                        12,514,500
     218,200   Hilton Hotels Corporation                                                                        4,961,868
     495,995   Home Depot, Inc.                                                                                21,198,826
     336,000   IAC/InterActiveCorp(b,c)                                                                         9,280,320
     210,500   International Game Technology(c)                                                                 7,236,990
      66,100   KB Home                                                                                          6,900,840
     317,532   Kohl's Corporation(b)                                                                           15,613,048
     334,100   Lowe's Companies, Inc.                                                                          19,240,819
     100,200   McDonald's Corporation                                                                           3,212,412
      98,800   McGraw-Hill Companies, Inc.                                                                      9,044,152
     229,500   News Corporation ADR(c)                                                                          4,406,400
     114,700   NIKE, Inc.                                                                                      10,402,143
      88,700   Omnicom Group, Inc.                                                                              7,479,184
      87,500   Outback Steakhouse, Inc.(c)                                                                      4,005,750
     114,900   PETCO Animal Supplies, Inc.(b)                                                                   4,536,252
     105,100   PETsMART, Inc.                                                                                   3,734,203
      95,400   Polo Ralph Lauren Corporation                                                                    4,064,040
     111,600   Royal Caribbean Cruises, Ltd.(c)                                                                 6,075,504
      66,800   Sears, Roebuck and Company                                                                       3,408,804
     397,800   Staples, Inc.                                                                                   13,409,838
     239,800   Starbucks Corporation(b)                                                                        14,953,928
     211,900   Starwood Hotels & Resorts Worldwide, Inc.                                                       12,374,960
     393,400   Target Corporation                                                                              20,429,262
     112,100   Tiffany & Company                                                                                3,583,837
     503,405   Time Warner, Inc.(b)                                                                             9,786,193
     196,900   TJX Companies, Inc.                                                                              4,948,097
     173,350   Univision Communications, Inc.(b)                                                                5,073,954
     371,145   Viacom, Inc.                                                                                    13,505,967
     366,100   Walt Disney Company                                                                             10,177,580
     252,400   XM Satellite Radio Holdings, Inc.(b,c)                                                           9,495,288
      82,100   Yum! Brands, Inc.                                                                                3,873,478
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   429,220,164
=========================================================================================================================

Consumer Staples (7.0%)
-------------------------------------------------------------------------------------------------------------------------
     152,200   Altria Group, Inc.                                                                               9,299,420
     197,100   Avon Products, Inc.                                                                              7,627,770
     188,550   Coca-Cola Company                                                                                7,849,336
     184,400   Colgate-Palmolive Company                                                                        9,433,904
      93,000   Costco Wholesale Corporation                                                                     4,502,130
     325,300   Gillette Company                                                                                14,566,934
     535,150   PepsiCo, Inc.                                                                                   27,934,830
     583,600   Procter & Gamble Company                                                                        32,144,688
     249,200   SYSCO Corporation                                                                                9,511,964
     665,000   Wal-Mart Stores, Inc.                                                                           35,125,300
     390,500   Walgreen Company                                                                                14,983,485
      86,500   William Wrigley Jr. Company                                                                      5,984,935
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                         178,964,696
=========================================================================================================================

Energy (3.3%)
-------------------------------------------------------------------------------------------------------------------------
     129,794   Apache Corporation                                                                               6,563,683
     129,400   Baker Hughes, Inc.                                                                               5,521,498
     118,250   BJ Services Company                                                                              5,503,355
     144,500   Burlington Resources, Inc.                                                                       6,285,750
     258,100   Chesapeake Energy Corporation(c)                                                                 4,258,650
     120,100   ENSCO International, Inc.                                                                        3,811,974
      76,600   EOG Resources, Inc.                                                                              5,466,176
     148,500   Exxon Mobil Corporation                                                                          7,612,110
     133,900   National-Oilwell, Inc.(b,c)                                                                      4,725,331
      72,600   Noble Corporation(b)                                                                             3,611,124
     189,500   Schlumberger, Ltd.                                                                              12,687,025
     105,565   Smith International, Inc.(b)                                                                     5,743,792
     141,200   Transocean, Inc.(b)                                                                              5,985,468
     183,100   XTO Energy, Inc.                                                                                 6,478,078
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    84,254,014
=========================================================================================================================

Financials (10.3%)
-------------------------------------------------------------------------------------------------------------------------
      51,000   A.G. Edwards, Inc.                                                                               2,203,710
     330,950   American Express Company                                                                        18,655,652
     446,000   American International Group, Inc.                                                              29,288,820
     306,200   Ameritrade Holding Corporation(b)                                                                4,354,164
     232,400   Bank of New York Company, Inc.                                                                   7,766,808
      66,900   Bear Stearns Companies, Inc.                                                                     6,844,539
     150,400   Capital One Financial Corporation                                                               12,665,184
     662,500   Citigroup, Inc.                                                                                 31,919,250
     305,300   Countrywide Financial Corporation                                                               11,299,153
     245,400   E*TRADE Financial Corporation(b)                                                                 3,668,730
      87,400   Federal Home Loan Mortgage Corporation                                                           6,441,380
     178,215   Federal National Mortgage Corporation                                                           12,690,690
      67,000   Golden West Financial Corporation(b)                                                             4,115,140
     228,000   Goldman Sachs Group, Inc.                                                                       23,721,120
      83,800   Investors Financial Services Corporation(c)                                                      4,188,324
      71,550   Legg Mason, Inc.                                                                                 5,241,753
      98,800   Lehman Brothers Holdings, Inc.                                                                   8,643,024
     394,700   MBNA Corporation                                                                                11,126,593
     234,400   Merrill Lynch & Company, Inc.                                                                   14,010,088
      79,900   Morgan Stanley and Company                                                                       4,436,048
      46,100   Progressive Corporation                                                                          3,911,124
     128,800   Prudential Financial, Inc.                                                                       7,078,848
     302,900   SLM Corporation                                                                                 16,171,831
     209,500   U.S. Bancorp                                                                                     6,561,540
      67,800   Wells Fargo & Company                                                                            4,213,770
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               261,217,283
=========================================================================================================================

Health Care (18.1%)
-------------------------------------------------------------------------------------------------------------------------
     292,750   Abbott Laboratories                                                                             13,656,788
      60,900   Aetna, Inc.                                                                                      7,597,275
     108,400   Alcon, Inc.                                                                                      8,737,040
      52,100   Allergan, Inc.                                                                                   4,223,747
      81,700   AmerisourceBergen Corporation(c)                                                                 4,794,156
     589,400   Amgen, Inc.(b)                                                                                  37,810,010
      64,900   Bausch & Lomb, Inc.                                                                              4,183,454
      38,500   Becton, Dickinson and Company                                                                    2,186,800
     174,000   Biogen Idec, Inc.(b)                                                                            11,590,140
     377,200   Boston Scientific Corporation(b)                                                                13,409,460
     275,264   Caremark Rx, Inc.(b)                                                                            10,853,660
     122,000   Elan Corporation plc ADR(b,c)                                                                    3,324,500
     184,700   Eli Lilly and Company                                                                           10,481,725
      61,900   Express Scripts, Inc.(b)                                                                         4,731,636
     120,900   Fisher Scientific International, Inc.(b)                                                         7,541,742
     494,500   Genentech, Inc.(b)                                                                              26,920,580
     188,400   Genzyme Corporation(b)                                                                          10,940,388
     429,300   Gilead Sciences, Inc.(b)                                                                        15,021,207
      99,200   Guidant Corporation                                                                              7,152,320
      66,100   Health Net, Inc.(b)                                                                              1,908,307
     765,200   Johnson & Johnson                                                                               48,528,984
     546,800   Medtronic, Inc.                                                                                 27,159,556
      70,900   Novartis AG ADR                                                                                  3,583,286
   1,368,455   Pfizer, Inc.                                                                                    36,797,755
      34,100   Quest Diagnostics, Inc.                                                                          3,258,255
     404,600   Schering-Plough Corporation                                                                      8,448,048
     405,400   St. Jude Medical, Inc.(b)                                                                       16,998,422
      77,750   Stryker Corporation                                                                              3,751,438
     335,900   Teva Pharmaceutical Industries, Ltd.(c)                                                         10,029,974
     434,000   UnitedHealth Group, Inc.                                                                        38,205,020
     124,200   Varian Medical Systems, Inc.(b)                                                                  5,370,408
     121,800   Watson Pharmaceuticals, Inc.(b)                                                                  3,996,258
     112,400   WellPoint, Inc.(b)                                                                              12,926,000
     311,700   Wyeth                                                                                           13,275,303
     270,500   Zimmer Holdings, Inc.(b)                                                                        21,672,460
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              461,066,102
=========================================================================================================================

Industrials (9.4%)
-------------------------------------------------------------------------------------------------------------------------
     190,700   3M Company                                                                                      15,650,749
     120,000   American Standard Companies, Inc.(b)                                                             4,958,400
     131,500   Apollo Group, Inc.(b,d)                                                                         10,613,365
     106,200   Canadian Pacific Railway, Ltd.(c)                                                                3,654,342
      93,500   Caterpillar, Inc.                                                                                9,117,185
     306,900   Cendant Corporation                                                                              7,175,322
     262,000   Danaher Corporation(c)                                                                          15,041,420
      38,100   Deere & Company                                                                                  2,834,640
      53,500   Fastenal Company(c)                                                                              3,293,460
     146,800   FedEx Corporation                                                                               14,458,332
      39,300   General Dynamics Corporation                                                                     4,110,780
   1,675,200   General Electric Company                                                                        61,144,800
      63,900   Illinois Tool Works, Inc.                                                                        5,922,252
      63,300   Ingersoll-Rand Company                                                                           5,082,990
      92,000   L-3 Communications Holdings, Inc.                                                                6,738,080
      47,200   Lockheed Martin Corporation                                                                      2,621,960
     280,500   Northwest Airlines Corporation(b,c)                                                              3,065,865
     180,100   Robert Half International, Inc.                                                                  5,300,343
     306,200   Southwest Airlines Company                                                                       4,984,936
     657,800   Tyco International, Ltd.                                                                        23,509,772
     204,200   United Parcel Service, Inc.                                                                     17,450,932
     114,400   United Technologies Corporation                                                                 11,823,240
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              238,553,165
=========================================================================================================================

Information Technology (27.4%)
-------------------------------------------------------------------------------------------------------------------------
     154,000   Accenture, Ltd.(b)                                                                               4,158,000
     132,400   Adobe Systems, Inc.                                                                              8,306,776
      57,600   Affiliated Computer Services, Inc.(b)                                                            3,466,944
     215,800   Analog Devices, Inc.                                                                             7,967,336
     188,600   Apple Computer, Inc.(b)                                                                         12,145,840
     509,350   Applied Materials, Inc.(b)                                                                       8,709,885
      77,800   Ask Jeeves, Inc.(b,c)                                                                            2,081,150
     164,000   Automatic Data Processing, Inc.                                                                  7,273,400
     378,100   Avaya, Inc.(b,c)                                                                                 6,503,320
     625,350   BEA Systems, Inc.(b)                                                                             5,540,601
     113,200   Broadcom Corporation(b)                                                                          3,654,096
   2,482,500   Cisco Systems, Inc.(b)                                                                          47,912,250
     722,000   Compuware Corporation(b)                                                                         4,671,340
     230,000   Comverse Technology, Inc.(b)                                                                     5,623,500
     493,700   Corning, Inc.(b)                                                                                 5,810,849
   1,483,100   Dell, Inc.(b)                                                                                   62,497,834
     251,170   Electronic Arts, Inc.(b)                                                                        15,492,166
   1,631,500   EMC Corporation(b)                                                                              24,260,405
     178,900   Fairchild Semiconductor International, Inc.(b)                                                   2,908,914
     341,350   First Data Corporation                                                                          14,521,029
     156,000   Fiserv, Inc.(b)                                                                                  6,269,640
      40,902   Google, Inc.(b)                                                                                  7,898,176
     375,005   Hewlett-Packard Company                                                                          7,863,855
      83,300   Hyperion Solutions Corporation(b)                                                                3,883,446
   1,691,550   Intel Corporation                                                                               39,565,354
     210,000   International Business Machines Corporation                                                     20,701,800
      79,600   Intuit, Inc.(b)                                                                                  3,503,196
     449,100   Juniper Networks, Inc.(b)                                                                       12,211,029
     125,150   KLA-Tencor Corporation(b)                                                                        5,829,487
     272,700   Lawson Software, Inc.(b,c)                                                                       1,873,449
     350,900   Linear Technology Corporation                                                                   13,600,884
   1,479,800   Lucent Technologies, Inc.(b,c)                                                                   5,564,048
      94,300   Marvell Technology Group, Ltd.(b)                                                                3,344,821
     243,100   Maxim Integrated Products, Inc.                                                                 10,305,009
     175,800   McAfee, Inc.(b)                                                                                  5,085,894
   3,045,600   Microsoft Corporation                                                                           81,347,975
     787,100   Motorola, Inc.                                                                                  13,538,120
     635,020   Nokia Oyj ADR                                                                                    9,950,763
     365,000   Novell, Inc.(b,c)                                                                                2,463,750
     102,700   Novellus Systems, Inc.(b)                                                                        2,864,303
   1,194,500   Oracle Corporation(b)                                                                           16,388,540
     165,700   Paychex, Inc.                                                                                    5,647,056
     901,600   QUALCOMM, Inc.                                                                                  38,227,840
     102,000   Research in Motion, Ltd.(b)                                                                      8,406,840
     198,700   SAP AG                                                                                           8,784,527
     333,000   Skyworks Solutions, Inc.(b,c)                                                                    3,140,190
     558,300   Sun Microsystems, Inc.(b)                                                                        3,003,654
     107,200   SunGard Data Systems, Inc.(b)                                                                    3,036,976
     645,100   Symantec Corporation(b)                                                                         16,617,776
     392,400   Taiwan Semiconductor Manufacturing Company, Ltd. ADR                                             3,331,476
     723,400   Texas Instruments, Inc.                                                                         17,810,108
     244,500   TIBCO Software, Inc.(b,c)                                                                        3,261,630
     236,200   VeriSign, Inc.(b)                                                                                7,917,424
     284,800   VERITAS Software Corporation(b)                                                                  8,131,040
     200,700   Xilinx, Inc.                                                                                     5,950,755
   1,015,100   Yahoo!, Inc.(b)                                                                                 38,248,968
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   699,075,434
=========================================================================================================================

Materials (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     107,700   Arch Coal, Inc.                                                                                  3,827,658
     123,400   Dow Chemical Company                                                                             6,109,534
      37,000   Peabody Energy Corporation                                                                       2,993,670
     148,700   Praxair, Inc.                                                                                    6,565,105
      28,000   United States Steel Corporation(c)                                                               1,435,000
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 20,930,967
=========================================================================================================================

Miscellaneous (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     144,800   Midcap SPDR Trust Series 1                                                                      17,539,624
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                             17,539,624
=========================================================================================================================

Telecommunication Services (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     427,900   Nextel Communications, Inc.(b)                                                                  12,837,000
     302,400   Sprint Corporation                                                                               7,514,640
     124,600   Verizon Communications, Inc.                                                                     5,047,546
     104,150   Vodafone Group plc ADR(c)                                                                        2,851,627
      43,100   Western Wireless Corporation(b)                                                                  1,262,830
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                29,513,643
=========================================================================================================================

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      75,400   Southern Company                                                                                 2,527,408
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,527,408
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $2,146,766,684)                                                     2,422,862,500
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (4.0%)          Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 102,809,161   Thrivent Financial Securities Lending Trust                      2.240%              N/A      $102,809,161
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $102,809,161)                                                                                  102,809,161
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (0.9%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Alcon Capital Corporation                                        2.300%        1/14/2005        $4,995,847
   7,550,000   Rabobank USA Finance Corporation                                 2.170          1/3/2005         7,549,090
   9,543,138   Thrivent Money Market Portfolio                                  1.800               N/A         9,543,138
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                22,088,075
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $2,271,663,920)                                                     $2,547,759,736
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) At December 31, 2004, 9,300 shares of Apollo Group,
    Inc. common stock valued at $750,603 were earmarked as collateral to cover call options written as follows:

                             Number of         Exercise     Expiration                            Unrealized
Call Options                 Contracts           Price         Date              Value                Gain
-------------------------------------------------------------------------------------------------------------
Apollo Group, Inc.            93                $80.00      January 2005         $(25,575)            $6,695

(e) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

(f) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S.
depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.







Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (97.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (17.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,400   Amazon.com, Inc.(b)                                                                               $106,296
       4,700   Bed Bath & Beyond, Inc.(b)                                                                         187,201
       4,270   Best Buy Company, Inc.                                                                             253,723
       1,700   Boyd Gaming Corporation                                                                             70,805
       5,900   Carnival Corporation                                                                               340,017
       1,400   Centex Corporation                                                                                  83,412
       1,950   Cheesecake Factory, Inc.(b)                                                                         63,316
       1,370   Clear Channel Communications, Inc.                                                                  45,881
       2,200   Coach, Inc.(b)                                                                                     124,080
       8,010   Comcast Corporation(b)                                                                             263,048
       1,200   DreamWorks Animation SKG, Inc.(b)                                                                   45,012
       8,480   eBay, Inc.(b)                                                                                      986,054
       2,090   EchoStar Communications Corporation                                                                 69,472
       2,250   Gap, Inc.                                                                                           47,520
       3,650   Harley-Davidson, Inc.                                                                              221,738
       3,900   Hilton Hotels Corporation                                                                           88,686
       8,890   Home Depot, Inc.                                                                                   379,959
       5,980   IAC/InterActiveCorp(b)                                                                             165,168
       3,800   International Game Technology                                                                      130,644
       1,200   KB Home                                                                                            125,280
       5,755   Kohl's Corporation(b)                                                                              282,973
       6,000   Lowe's Companies, Inc.                                                                             345,540
       1,800   McDonald's Corporation                                                                              57,708
       1,800   McGraw-Hill Companies, Inc.                                                                        164,772
       4,100   News Corporation ADR(c)                                                                             78,720
       2,090   NIKE, Inc.                                                                                         189,542
       1,600   Omnicom Group, Inc.                                                                                134,912
       1,600   Outback Steakhouse, Inc.                                                                            73,248
       2,100   PETCO Animal Supplies, Inc.(b)                                                                      82,908
       1,900   PETsMART, Inc.                                                                                      67,507
       1,700   Polo Ralph Lauren Corporation                                                                       72,420
       2,000   Royal Caribbean Cruises, Ltd.(c)                                                                   108,880
       1,200   Sears, Roebuck and Company                                                                          61,236
       7,120   Staples, Inc.                                                                                      240,015
       4,300   Starbucks Corporation(b)                                                                           268,148
       3,760   Starwood Hotels & Resorts Worldwide, Inc.                                                          219,584
       7,020   Target Corporation                                                                                 364,549
       2,050   Tiffany & Company                                                                                   65,538
       9,020   Time Warner, Inc.(b)                                                                               175,349
       3,580   TJX Companies, Inc.                                                                                 89,965
       3,160   Univision Communications, Inc.(b)                                                                   92,493
       6,670   Viacom, Inc.                                                                                       242,721
       6,510   Walt Disney Company                                                                                180,978
       4,500   XM Satellite Radio Holdings, Inc.(b,c)                                                             169,290
       1,500   Yum! Brands, Inc.                                                                                   70,770
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     7,697,078
=========================================================================================================================

Consumer Staples (7.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,750   Altria Group, Inc.                                                                                 168,025
       3,510   Avon Products, Inc.                                                                                135,837
       3,400   Coca-Cola Company                                                                                  141,542
       3,300   Colgate-Palmolive Company                                                                          168,828
       1,700   Costco Wholesale Corporation                                                                        82,297
       5,900   Gillette Company                                                                                   264,202
       9,620   PepsiCo, Inc.                                                                                      502,164
      10,520   Procter & Gamble Company                                                                           579,442
       4,460   SYSCO Corporation                                                                                  170,238
      12,040   Wal-Mart Stores, Inc.                                                                              635,953
       7,040   Walgreen Company                                                                                   270,125
       1,500   William Wrigley Jr. Company                                                                        103,785
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,222,438
=========================================================================================================================

Energy (3.4%)
-------------------------------------------------------------------------------------------------------------------------
       2,300   Apache Corporation                                                                                 116,311
       2,350   Baker Hughes, Inc.                                                                                 100,274
       2,130   BJ Services Company                                                                                 99,130
       2,600   Burlington Resources, Inc.                                                                         113,100
       4,550   Chesapeake Energy Corporation                                                                       75,075
       2,200   ENSCO International, Inc.                                                                           69,828
       1,400   EOG Resources, Inc.                                                                                 99,904
       2,650   Exxon Mobil Corporation                                                                            135,839
       2,400   National-Oilwell, Inc.(b,c)                                                                         84,696
       1,300   Noble Corporation(b)                                                                                64,662
       3,400   Schlumberger, Ltd.                                                                                 227,630
       1,900   Smith International, Inc.(b)                                                                       103,379
       2,500   Transocean, Inc.(b)                                                                                105,975
       3,250   XTO Energy, Inc.                                                                                   114,985
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,510,788
=========================================================================================================================

Financials (10.5%)
-------------------------------------------------------------------------------------------------------------------------
         900   A.G. Edwards, Inc.                                                                                  38,889
       5,930   American Express Company                                                                           334,274
       8,030   American International Group, Inc.                                                                 527,330
       5,500   Ameritrade Holding Corporation(b)                                                                   78,210
       4,200   Bank of New York Company, Inc.                                                                     140,364
       1,200   Bear Stearns Companies, Inc.                                                                       122,772
       2,700   Capital One Financial Corporation                                                                  227,367
      11,800   Citigroup, Inc.                                                                                    568,524
       5,500   Countrywide Financial Corporation                                                                  203,555
       4,400   E*TRADE Financial Corporation(b)                                                                    65,780
       1,600   Federal Home Loan Mortgage Corporation                                                             117,920
       3,200   Federal National Mortgage Corporation                                                              227,872
       1,200   Golden West Financial Corporation(b)                                                                73,704
       4,100   Goldman Sachs Group, Inc.                                                                          426,564
       1,500   Investors Financial Services Corporation                                                            74,970
       1,250   Legg Mason, Inc.                                                                                    91,575
       1,750   Lehman Brothers Holdings, Inc.                                                                     153,090
       7,080   MBNA Corporation                                                                                   199,585
       4,150   Merrill Lynch & Company, Inc.                                                                      248,046
       1,400   Morgan Stanley and Company                                                                          77,728
         800   Progressive Corporation                                                                             67,872
       2,300   Prudential Financial, Inc.                                                                         126,408
       5,410   SLM Corporation                                                                                    288,840
       3,750   U.S. Bancorp                                                                                       117,450
       1,200   Wells Fargo & Company                                                                               74,580
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,673,269
=========================================================================================================================

Health Care (18.6%)
-------------------------------------------------------------------------------------------------------------------------
       5,240   Abbott Laboratories                                                                                244,446
       1,100   Aetna, Inc.                                                                                        137,225
       2,000   Alcon, Inc.                                                                                        161,200
         900   Allergan, Inc.                                                                                      72,963
       1,500   AmerisourceBergen Corporation                                                                       88,020
      10,560   Amgen, Inc.(b)                                                                                     677,424
       1,200   Bausch & Lomb, Inc.                                                                                 77,352
         700   Becton, Dickinson and Company                                                                       39,760
       3,050   Biogen Idec, Inc.(b)                                                                               203,160
       6,800   Boston Scientific Corporation(b)                                                                   241,740
       4,905   Caremark Rx, Inc.(b)                                                                               193,404
       2,200   Elan Corporation plc ADR(b,c)                                                                       59,950
       3,290   Eli Lilly and Company                                                                              186,708
       1,100   Express Scripts, Inc.(b)                                                                            84,084
       2,200   Fisher Scientific International, Inc.(b)                                                           137,236
       8,800   Genentech, Inc.(b)                                                                                 479,072
       3,410   Genzyme Corporation(b)                                                                             198,019
       7,700   Gilead Sciences, Inc.(b)                                                                           269,423
       1,730   Guidant Corporation                                                                                124,733
       1,200   Health Net, Inc.(b)                                                                                 34,644
      13,630   Johnson & Johnson                                                                                  864,415
       9,820   Medtronic, Inc.                                                                                    487,759
       1,300   Novartis AG ADR                                                                                     65,702
      24,470   Pfizer, Inc.                                                                                       657,998
         600   Quest Diagnostics, Inc.                                                                             57,330
       7,200   Schering-Plough Corporation                                                                        150,336
       7,300   St. Jude Medical, Inc.(b)                                                                          306,089
       1,400   Stryker Corporation                                                                                 67,550
       6,000   Teva Pharmaceutical Industries, Ltd.                                                               179,160
       7,800   UnitedHealth Group, Inc.                                                                           686,634
       2,200   Varian Medical Systems, Inc.(b)                                                                     95,128
       2,200   Watson Pharmaceuticals, Inc.(b)                                                                     72,182
       2,050   WellPoint, Inc.(b)                                                                                 235,750
       5,530   Wyeth                                                                                              235,523
       4,850   Zimmer Holdings, Inc.(b)                                                                           388,582
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                8,260,701
=========================================================================================================================

Industrials (9.6%)
-------------------------------------------------------------------------------------------------------------------------
       3,390   3M Company                                                                                         278,217
       2,200   American Standard Companies, Inc.(b)                                                                90,904
       2,390   Apollo Group, Inc.(b,d)                                                                            192,897
       1,900   Canadian Pacific Railway, Ltd.(c)                                                                   65,379
       1,700   Caterpillar, Inc.                                                                                  165,767
       5,460   Cendant Corporation                                                                                127,655
       4,620   Danaher Corporation                                                                                265,234
         700   Deere & Company                                                                                     52,080
       1,000   Fastenal Company                                                                                    61,560
       2,620   FedEx Corporation                                                                                  258,044
         750   General Dynamics Corporation                                                                        78,450
      30,210   General Electric Company                                                                         1,102,665
       1,100   Illinois Tool Works, Inc.                                                                          101,948
       1,100   Ingersoll-Rand Company                                                                              88,330
       1,700   L-3 Communications Holdings, Inc.                                                                  124,508
         900   Lockheed Martin Corporation                                                                         49,995
       5,000   Northwest Airlines Corporation(b,c)                                                                 54,650
       3,200   Robert Half International, Inc.                                                                     94,176
       5,500   Southwest Airlines Company                                                                          89,540
      11,690   Tyco International, Ltd.                                                                           417,801
       3,670   United Parcel Service, Inc.                                                                        313,638
       2,000   United Technologies Corporation                                                                    206,700
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,280,138
=========================================================================================================================

Information Technology (28.2%)
-------------------------------------------------------------------------------------------------------------------------
       2,750   Accenture, Ltd.(b)                                                                                  74,250
       2,350   Adobe Systems, Inc.                                                                                147,439
       1,000   Affiliated Computer Services, Inc.(b)                                                               60,190
       3,810   Analog Devices, Inc.                                                                               140,665
       3,400   Apple Computer, Inc.(b)                                                                            218,960
       9,120   Applied Materials, Inc.(b)                                                                         155,952
       1,400   Ask Jeeves, Inc.(b,c)                                                                               37,450
       2,900   Automatic Data Processing, Inc.                                                                    128,615
       6,800   Avaya, Inc.(b)                                                                                     116,960
      11,170   BEA Systems, Inc.(b)                                                                                98,966
       2,000   Broadcom Corporation(b)                                                                             64,560
      44,370   Cisco Systems, Inc.(b)                                                                             856,341
      12,900   Compuware Corporation(b)                                                                            83,463
       4,100   Comverse Technology, Inc.(b)                                                                       100,245
       8,880   Corning, Inc.(b)                                                                                   104,518
      26,470   Dell, Inc.(b)                                                                                    1,115,446
       4,500   Electronic Arts, Inc.(b)                                                                           277,560
      29,400   EMC Corporation(b)                                                                                 437,178
       3,200   Fairchild Semiconductor International, Inc.(b)                                                      52,032
       6,050   First Data Corporation                                                                             257,367
       2,800   Fiserv, Inc.(b)                                                                                    112,532
         750   Google, Inc.(b)                                                                                    144,825
       6,780   Hewlett-Packard Company                                                                            142,177
       1,500   Hyperion Solutions Corporation(b)                                                                   69,930
      30,250   Intel Corporation                                                                                  707,548
       3,800   International Business Machines Corporation                                                        374,604
       1,400   Intuit, Inc.(b)                                                                                     61,614
       8,050   Juniper Networks, Inc.(b)                                                                          218,880
       2,200   KLA-Tencor Corporation(b)                                                                          102,476
       4,900   Lawson Software, Inc.(b)                                                                            33,663
       6,330   Linear Technology Corporation                                                                      245,351
      26,600   Lucent Technologies, Inc.(b,c)                                                                     100,016
       1,700   Marvell Technology Group, Ltd.(b)                                                                   60,299
       4,380   Maxim Integrated Products, Inc.                                                                    185,668
       3,200   McAfee, Inc.(b)                                                                                     92,576
      54,270   Microsoft Corporation                                                                            1,449,553
      14,000   Motorola, Inc.                                                                                     240,800
      11,330   Nokia Oyj ADR                                                                                      177,541
       6,500   Novell, Inc.(b)                                                                                     43,875
       1,800   Novellus Systems, Inc.(b)                                                                           50,202
      21,500   Oracle Corporation(b)                                                                              294,980
       3,000   Paychex, Inc.                                                                                      102,240
      16,200   QUALCOMM, Inc.                                                                                     686,880
       1,800   Research in Motion, Ltd.(b)                                                                        148,356
       3,600   SAP AG                                                                                             159,156
       6,000   Skyworks Solutions, Inc.(b)                                                                         56,580
      10,100   Sun Microsystems, Inc.(b)                                                                           54,338
       1,900   SunGard Data Systems, Inc.(b)                                                                       53,827
      11,520   Symantec Corporation(b)                                                                            296,755
       7,100   Taiwan Semiconductor Manufacturing Company, Ltd. ADR                                                60,279
      12,950   Texas Instruments, Inc.                                                                            318,829
       4,400   TIBCO Software, Inc.(b)                                                                             58,696
       4,200   VeriSign, Inc.(b)                                                                                  140,784
       5,060   VERITAS Software Corporation(b)                                                                    144,463
       3,650   Xilinx, Inc.                                                                                       108,222
      18,100   Yahoo!, Inc.(b)                                                                                    682,008
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    12,508,680
=========================================================================================================================

Materials (0.9%)
-------------------------------------------------------------------------------------------------------------------------
       1,900   Arch Coal, Inc.                                                                                     67,526
       2,200   Dow Chemical Company                                                                               108,922
         700   Peabody Energy Corporation                                                                          56,637
       2,700   Praxair, Inc.                                                                                      119,205
         500   United States Steel Corporation                                                                     25,625
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    377,915
=========================================================================================================================

Miscellaneous (0.7%)
-------------------------------------------------------------------------------------------------------------------------
       2,450   Midcap SPDR Trust Series 1                                                                         296,768
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                                296,768
=========================================================================================================================

Telecommunication Services (1.2%)
-------------------------------------------------------------------------------------------------------------------------
       7,750   Nextel Communications, Inc.(b)                                                                     232,500
       5,400   Sprint Corporation                                                                                 134,190
       2,200   Verizon Communications, Inc.                                                                        89,122
       1,800   Vodafone Group plc ADR                                                                              49,284
         800   Western Wireless Corporation(b)                                                                     23,440
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   528,536
=========================================================================================================================

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       1,300   Southern Company                                                                                    43,576
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                     43,576
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $39,743,631)                                                           43,399,887
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (1.4%)          Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     599,700   Thrivent Financial Securities Lending Trust                      2.240%              N/A          $599,700
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $599,700)                                                                                          599,700
=========================================================================================================================

      Shares   Short-Term Investments (0.8%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     363,664   Thrivent Money Market Portfolio                                  1.800%              N/A          $363,664
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   363,664
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $40,706,995)                                                           $44,363,251
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) At December 31, 2004, 200 shares of Apollo Group,
    Inc. common stock valued at $16,142 were earmarked as collateral to cover call options written as follows:

                             Number of         Exercise     Expiration                            Unrealized
Call Options                 Contracts           Price         Date              Value                Gain
-------------------------------------------------------------------------------------------------------------
Apollo Group, Inc.            2                 $80.00      January 2005         $(550)            $144

(e) The interest rate shown reflects the yield.

(f) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S.
depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.






Partner Growth Stock Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (95.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (18.7%)
-------------------------------------------------------------------------------------------------------------------------
      21,150   Best Buy Company, Inc.                                                                          $1,256,733
      30,400   British Sky Broadcasting Group plc(b,c)                                                            327,963
      20,600   Carnival Corporation                                                                             1,187,178
      14,900   Clear Channel Communications, Inc.                                                                 499,001
      25,200   Comcast Corporation(c)                                                                             827,568
      12,600   E.W. Scripps Company                                                                               608,328
       5,900   eBay, Inc.(c)                                                                                      686,052
      25,200   EchoStar Communications Corporation                                                                837,648
      14,000   Family Dollar Stores, Inc.                                                                         437,220
       8,900   Harley-Davidson, Inc.                                                                              540,675
       2,078   Hermes International(b,c,d)                                                                        415,070
      27,600   Home Depot, Inc.                                                                                 1,179,624
      26,600   IAC/InterActiveCorp(c)                                                                             734,692
      16,500   Industria de Diseno Textil SA (Inditex)(b,c)                                                       486,190
      43,500   International Game Technology                                                                    1,495,530
      76,700   Kingfisher plc(b,c)                                                                                455,311
      14,700   Kohl's Corporation(c)                                                                              722,799
     166,632   Liberty Media Corporation(c)                                                                     1,829,619
       3,300   MGM MIRAGE(c)                                                                                      240,042
      65,000   News Corporation(d)                                                                              1,212,900
       5,400   Starbucks Corporation(c)                                                                           336,744
      32,800   Target Corporation                                                                               1,703,304
      50,300   Time Warner, Inc.(c)                                                                               977,832
      14,400   Univision Communications, Inc.(c)                                                                  421,488
      24,200   Viacom, Inc.                                                                                       880,638
       8,300   Wal-Mart de Mexico(d)                                                                              285,180
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    20,585,329
=========================================================================================================================

Consumer Staples (5.5%)
-------------------------------------------------------------------------------------------------------------------------
       9,200   Altria Group, Inc.                                                                                 562,120
      15,800   Coca-Cola Company                                                                                  657,754
     116,100   Compass Group plc(b,c)                                                                             547,335
       5,800   PepsiCo, Inc.                                                                                      302,760
      18,900   SYSCO Corporation                                                                                  721,413
      52,000   Wal-Mart de Mexico SA de CV(c)                                                                     178,667
      42,000   Wal-Mart Stores, Inc.                                                                            2,218,440
      23,000   Walgreen Company                                                                                   882,510
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           6,070,999
=========================================================================================================================

Energy (4.1%)
-------------------------------------------------------------------------------------------------------------------------
      30,300   Baker Hughes, Inc.                                                                               1,292,901
      19,800   ChevronTexaco Corporation                                                                        1,039,698
      21,700   Exxon Mobil Corporation                                                                          1,112,342
      16,400   Schlumberger, Ltd.                                                                               1,097,980
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     4,542,921
=========================================================================================================================

Financials (20.1%)
-------------------------------------------------------------------------------------------------------------------------
      12,000   ACE, Ltd.                                                                                          513,000
      27,700   American Express Company                                                                         1,561,449
      38,800   American International Group, Inc.                                                               2,547,996
      50,800   Ameritrade Holding Corporation(c)                                                                  722,376
      18,800   Anglo Irish Bank Corporation plc(b,c)                                                              456,840
      48,500   Charles Schwab Corporation                                                                         580,060
      80,800   Citigroup, Inc.                                                                                  3,892,945
      18,300   Credit Suisse Group(b,c,d)                                                                         769,295
       2,700   Federal Home Loan Mortgage Corporation                                                             198,990
       4,900   Federal National Mortgage Corporation                                                              348,929
       6,200   Goldman Sachs Group, Inc.                                                                          645,048
      17,400   Hartford Financial Services Group, Inc.                                                          1,205,994
      13,000   Marsh & McLennan Companies, Inc.                                                                   427,700
      25,000   Mellon Financial Corporation                                                                       777,750
      18,400   Merrill Lynch & Company, Inc.                                                                    1,099,768
      13,400   Northern Trust Corporation                                                                         650,972
      23,400   SLM Corporation                                                                                  1,249,326
      42,000   State Street Corporation                                                                         2,063,040
      32,200   U.S. Bancorp                                                                                     1,008,504
      16,200   UBS AG(b,c)                                                                                      1,357,989
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                22,077,971
=========================================================================================================================

Health Care (13.0%)
-------------------------------------------------------------------------------------------------------------------------
      22,400   Amgen, Inc.(c)                                                                                   1,436,960
       6,200   Biogen Idec, Inc.(c)                                                                               412,982
       9,300   Biomet, Inc.                                                                                       403,527
      13,900   Boston Scientific Corporation(c)                                                                   494,145
       4,300   Cardinal Health, Inc.                                                                              250,045
      16,800   Elan Corporation plc ADR(c,d)                                                                      457,800
       8,700   Forest Laboratories, Inc.(c)                                                                       390,282
       4,600   Genentech, Inc.(c)                                                                                 250,424
      19,600   Gilead Sciences, Inc.(c)                                                                           685,804
      17,300   Johnson & Johnson                                                                                1,097,166
      21,300   Medtronic, Inc.                                                                                  1,057,971
      41,140   Pfizer, Inc.                                                                                     1,106,255
       7,200   Stryker Corporation                                                                                347,400
      14,300   Teva Pharmaceutical Industries, Ltd.(d)                                                            426,998
      32,200   UnitedHealth Group, Inc.                                                                         2,834,566
      15,500   WellPoint, Inc.(c)                                                                               1,782,500
      18,800   Wyeth                                                                                              800,692
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               14,235,517
=========================================================================================================================

Industrials (9.4%)
-------------------------------------------------------------------------------------------------------------------------
       8,900   Apollo Group, Inc.(c)                                                                              718,319
      55,700   Cendant Corporation                                                                              1,302,266
      30,200   Danaher Corporation                                                                              1,733,782
      10,800   Deere & Company                                                                                    803,520
      73,700   General Electric Company                                                                         2,690,050
      52,600   Tyco International, Ltd.                                                                         1,879,924
      13,700   United Parcel Service, Inc.                                                                      1,170,802
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               10,298,663
=========================================================================================================================

Information Technology (19.4%)
-------------------------------------------------------------------------------------------------------------------------
      50,400   Accenture, Ltd.(c)                                                                               1,360,800
      10,400   Adobe Systems, Inc.                                                                                652,496
      22,200   Affiliated Computer Services, Inc.(c)                                                            1,336,218
      25,300   Analog Devices, Inc.                                                                               934,076
      20,600   ASML Holding NV(b,c)                                                                               329,264
      44,500   Cisco Systems, Inc.(c)                                                                             858,850
      79,100   Corning, Inc.(c)                                                                                   931,007
      46,900   Dell, Inc.(c)                                                                                    1,976,366
      14,200   First Data Corporation                                                                             604,068
      20,800   Fiserv, Inc.(c)                                                                                    835,952
       2,200   Google, Inc.(c)                                                                                    424,820
      55,400   Intel Corporation                                                                                1,295,806
      13,000   Intuit, Inc.(c)                                                                                    572,130
      20,400   Juniper Networks, Inc.(c)                                                                          554,676
      12,900   Maxim Integrated Products, Inc.                                                                    546,831
      11,200   Mercury Interactive Corporation(c)                                                                 510,160
     130,300   Microsoft Corporation                                                                            3,480,313
      46,200   Oracle Corporation(c)                                                                              633,864
       9,900   QUALCOMM, Inc.                                                                                     419,760
      25,600   Red Hat, Inc.(c,d)                                                                                 341,760
       1,420   Samsung Electronics Company, Ltd.(b,c)                                                             616,991
       2,500   SAP AG(b,c)                                                                                        443,345
      14,600   Texas Instruments, Inc.                                                                            359,452
      20,700   Xilinx, Inc.                                                                                       613,755
      19,700   Yahoo!, Inc.(c)                                                                                    742,296
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    21,375,056
=========================================================================================================================

Materials (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      79,500   BHP Billiton, Ltd.(b,c)                                                                            954,037
       6,900   Nucor Corporation                                                                                  361,146
      26,300   Rio Tinto plc(b,c)                                                                                 775,676
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,090,859
=========================================================================================================================

Telecommunication Services (3.2%)
-------------------------------------------------------------------------------------------------------------------------
       7,500   America Movil SA de CV ADR                                                                         392,625
      30,300   Crown Castle International Corporation(c)                                                          504,192
      24,300   Nextel Communications, Inc.(c)                                                                     729,000
      17,800   Sprint Corporation                                                                                 442,330
       6,800   Telus Corporation                                                                                  196,520
       7,400   Telus Corporation(c)                                                                               223,692
     241,400   Vodafone Group plc(b,c)                                                                            656,725
      12,500   Vodafone Group plc ADR                                                                             342,250
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 3,487,334
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $88,503,345)                                                          104,764,649
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (2.5%)          Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,797,314   Thrivent Financial Securities Lending Trust                      2.240%              N/A        $2,797,314
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $2,797,314)                                                                                      2,797,314
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (2.2%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,428,000   State Street Bank Repurchase Agreement(f)                        1.400%         1/3/2005        $2,428,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,428,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $93,728,659)                                                          $109,989,963
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Security is fair valued as discussed in the notes to the financial statements.

(c) Non-income producing security.

(d) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(e) The interest rate shown reflects the yield.

(f) Repurchase agreement dated December 31, 2004,
    $2,428,283 maturing January 3, 2005, collateralized by $2,480,465 of Federal Home Loan Bank Medium Term
    Notes, 1.640% due June 17, 2005.

(g) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S.
depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.






Large Cap Value Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (96.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (9.7%)
-------------------------------------------------------------------------------------------------------------------------
      61,800   Barnes & Noble, Inc.(b)                                                                         $1,994,286
      18,100   Best Buy Company, Inc.                                                                           1,075,502
      20,300   Carnival Corporation                                                                             1,169,889
      52,400   Comcast Corporation(b)                                                                           1,743,872
      38,100   Home Depot, Inc.                                                                                 1,628,394
      43,200   J.C. Penney Company, Inc. (Holding Company)                                                      1,788,480
      32,400   Johnson Controls, Inc.                                                                           2,055,456
     175,000   Liberty Media Corporation(b)                                                                     1,921,500
     108,600   McDonald's Corporation                                                                           3,481,716
      20,000   McGraw-Hill Companies, Inc.                                                                      1,830,800
      62,200   Sherwin-Williams Company                                                                         2,775,986
      34,955   Target Corporation                                                                               1,815,213
     363,600   Time Warner, Inc.(b)                                                                             7,068,384
      19,200   Viacom, Inc.                                                                                       698,688
     117,500   Walt Disney Company                                                                              3,266,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    34,314,666
=========================================================================================================================

Consumer Staples (7.0%)
-------------------------------------------------------------------------------------------------------------------------
      80,500   Altria Group, Inc.                                                                               4,918,550
      39,600   Archer-Daniels-Midland Company                                                                     883,476
      82,800   Costco Wholesale Corporation                                                                     4,008,348
      75,210   CVS Corporation                                                                                  3,389,715
      37,300   Kellogg Company                                                                                  1,665,818
      71,545   Kimberly-Clark Corporation                                                                       4,708,376
      16,100   PepsiCo, Inc.                                                                                      840,420
      48,300   Procter & Gamble Company                                                                         2,660,364
      24,300   Reynolds American, Inc.(c)                                                                       1,909,980
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          24,985,047
=========================================================================================================================

Energy (10.2%)
-------------------------------------------------------------------------------------------------------------------------
      31,040   Apache Corporation                                                                               1,569,693
      43,500   BJ Services Company                                                                              2,024,490
      47,800   BP plc                                                                                           2,791,520
      93,366   ChevronTexaco Corporation                                                                        4,902,649
      73,979   ConocoPhillips                                                                                   6,423,597
      43,400   Devon Energy Corporation                                                                         1,689,128
     202,600   Exxon Mobil Corporation                                                                         10,385,276
      43,300   Halliburton Company                                                                              1,699,092
      20,000   Precision Drilling Corporation(b,c)                                                              1,256,000
      84,400   Transocean, Inc.(b)                                                                              3,577,716
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    36,319,161
=========================================================================================================================

Financials (26.9%)
-------------------------------------------------------------------------------------------------------------------------
      40,300   A.G. Edwards, Inc.                                                                               1,741,363
      68,300   Allstate Corporation                                                                             3,532,476
      29,800   American Express Company                                                                         1,679,826
      68,700   American International Group, Inc.                                                               4,511,529
      50,900   Associated Banc-Corp                                                                             1,690,389
     308,250   Bank of America Corporation                                                                     14,484,666
      22,800   Capital One Financial Corporation                                                                1,919,988
      22,000   Chubb Corporation                                                                                1,691,800
      42,300   CIT Group, Inc.                                                                                  1,938,186
     200,345   Citigroup, Inc.                                                                                  9,652,622
      16,000   Countrywide Financial Corporation                                                                  592,160
      26,600   Equity Office Properties Trust                                                                     774,592
      21,300   Everest Re Group, Ltd.                                                                           1,907,628
      44,375   Federal Home Loan Mortgage Corporation                                                           3,270,438
      43,605   Federal National Mortgage Corporation                                                            3,105,112
      23,800   Goldman Sachs Group, Inc.                                                                        2,476,152
      23,215   Hartford Financial Services Group, Inc.                                                          1,609,032
     201,952   J.P. Morgan Chase & Company                                                                      7,878,148
      47,800   Merrill Lynch & Company, Inc.                                                                    2,857,006
      51,000   Morgan Stanley and Company                                                                       2,831,520
      37,000   Northern Trust Corporation                                                                       1,797,460
      15,700   PMI Group, Inc.                                                                                    655,475
     107,500   Providian Financial Corporation(b)                                                               1,770,525
      74,900   Prudential Financial, Inc.                                                                       4,116,504
      19,200   Simon Property Group, Inc.                                                                       1,241,664
      52,100   State Street Corporation                                                                         2,559,152
     124,300   U.S. Bancorp                                                                                     3,893,076
      55,116   Wachovia Corporation                                                                             2,899,102
      65,595   Wells Fargo & Company                                                                            4,076,729
      39,100   Zions Bancorporation                                                                             2,659,973
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                95,814,293
=========================================================================================================================

Health Care (6.9%)
-------------------------------------------------------------------------------------------------------------------------
      42,300   Abbott Laboratories                                                                              1,973,295
      12,300   Aetna, Inc.                                                                                      1,534,425
      56,400   Bristol-Myers Squibb Company                                                                     1,444,968
      42,400   HCA, Inc.                                                                                        1,694,304
      89,725   Johnson & Johnson                                                                                5,690,360
      99,044   Medco Health Solutions, Inc.(b)                                                                  4,120,230
      62,800   Merck & Company, Inc.                                                                            2,018,392
     129,900   Pfizer, Inc.                                                                                     3,493,011
      21,600   WellPoint, Inc.(b)                                                                               2,484,000
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               24,452,985
=========================================================================================================================

Industrials (12.2%)
-------------------------------------------------------------------------------------------------------------------------
      60,800   AMR Corporation(b,c)                                                                               665,760
      19,200   Boeing Company                                                                                     993,984
      50,500   Canadian National Railway Company                                                                3,093,125
      21,100   Caterpillar, Inc.                                                                                2,057,461
      62,600   Emerson Electric Company                                                                         4,388,260
       8,600   FedEx Corporation                                                                                  847,014
       8,800   General Dynamics Corporation                                                                       920,480
     160,100   General Electric Company                                                                         5,843,650
      56,480   Honeywell International, Inc.                                                                    1,999,957
      17,400   Lockheed Martin Corporation                                                                        966,570
      49,000   Masco Corporation                                                                                1,789,970
      28,500   Northrop Grumman Corporation                                                                     1,549,260
      23,400   Parker-Hannifin Corporation                                                                      1,772,316
      21,000   Raytheon Company                                                                                   815,430
      59,600   Republic Services, Inc.                                                                          1,998,984
      48,400   Textron, Inc.                                                                                    3,571,920
     199,175   Tyco International, Ltd.                                                                         7,118,514
      30,500   United Technologies Corporation                                                                  3,152,175
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               43,544,830
=========================================================================================================================

Information Technology (12.1%)
-------------------------------------------------------------------------------------------------------------------------
     143,100   Amdocs, Ltd.(b)                                                                                  3,756,375
      52,240   Applied Materials, Inc.(b)                                                                         893,304
     377,500   Cisco Systems, Inc.(b)                                                                           7,285,750
      42,800   Computer Sciences Corporation(b)                                                                 2,412,636
      87,600   Comverse Technology, Inc.(b)                                                                     2,141,820
      33,050   First Data Corporation                                                                           1,405,947
      11,417   Freescale Semiconductor, Inc.(b)                                                                   209,616
      13,870   Harris Corporation                                                                                 857,027
     127,500   Hewlett-Packard Company                                                                          2,673,675
     106,300   Integrated Device Technology, Inc.(b)                                                            1,228,828
      75,700   Intel Corporation                                                                                1,770,623
      17,800   International Business Machines Corporation                                                      1,754,724
      18,400   Lexmark International, Inc.(b)                                                                   1,564,000
     162,400   Microsoft Corporation                                                                            4,337,704
     103,700   Motorola, Inc.                                                                                   1,783,640
      12,400   NCR Corporation(b)                                                                                 858,452
     514,490   Nokia Oyj ADR                                                                                    8,062,058
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    42,996,179
=========================================================================================================================

Materials (5.6%)
-------------------------------------------------------------------------------------------------------------------------
      19,200   Alcan, Inc.(c)                                                                                     941,568
      58,795   Alcoa, Inc.                                                                                      1,847,339
      33,500   BASF AG(c)                                                                                       2,412,670
      62,600   Dow Chemical Company                                                                             3,099,326
      41,000   E.I. du Pont de Nemours and Company                                                              2,011,050
      43,140   International Paper Company                                                                      1,811,880
     128,600   MeadWestvaco Corporation                                                                         4,358,254
      44,700   Praxair, Inc.                                                                                    1,973,505
      22,900   Weyerhaeuser Company                                                                             1,539,338
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 19,994,930
=========================================================================================================================

Telecommunication Services (3.6%)
-------------------------------------------------------------------------------------------------------------------------
      56,350   BellSouth Corporation                                                                            1,565,966
      26,600   Nextel Communications, Inc.(b)                                                                     798,000
      59,040   SBC Communications, Inc.                                                                         1,521,461
     157,055   Verizon Communications, Inc.                                                                     6,362,298
      99,200   Vodafone Group plc ADR                                                                           2,716,096
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                12,963,821
=========================================================================================================================

Utilities (2.4%)
-------------------------------------------------------------------------------------------------------------------------
      24,185   Dominion Resources, Inc.                                                                         1,638,292
      24,900   Entergy Corporation                                                                              1,682,991
      74,500   Exelon Corporation                                                                               3,283,215
      44,100   FirstEnergy Corporation                                                                          1,742,391
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  8,346,889
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $289,651,525)                                                         343,732,801
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (1.5%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   5,244,708   Thrivent Financial Securities Lending Trust                      2.240%              N/A        $5,244,708
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $5,244,708)                                                                                      5,244,708
=========================================================================================================================

      Shares   Short-Term Investments (1.9%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   6,889,020   Thrivent Money Market Portfolio                                  1.800%              N/A        $6,889,020
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 6,889,020
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $301,785,253)                                                         $355,866,529
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S.
depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.






Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (93.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.7%)
-------------------------------------------------------------------------------------------------------------------------
       9,800   American Eagle Outfitters, Inc.                                                                   $461,580
       9,900   Autoliv, Inc.                                                                                      478,170
      18,300   Best Buy Company, Inc.                                                                           1,087,386
      28,400   Black & Decker Corporation                                                                       2,508,572
      60,900   Brunswick Corporation                                                                            3,014,550
      44,800   Carnival Corporation                                                                             2,581,824
     180,000   Comcast Corporation(b)                                                                           5,911,200
      53,200   D.R. Horton, Inc.                                                                                2,144,492
      19,000   eBay, Inc.(b)                                                                                    2,209,320
      41,200   Fortune Brands, Inc.                                                                             3,179,816
      55,600   Harley-Davidson, Inc.                                                                            3,377,700
      74,800   Home Depot, Inc.                                                                                 3,196,952
      32,600   J.C. Penney Company, Inc. (Holding Company)                                                      1,349,640
      42,800   Kohl's Corporation(b)                                                                            2,104,476
      34,400   Lowe's Companies, Inc.                                                                           1,981,096
     113,500   McDonald's Corporation                                                                           3,638,810
      18,100   McGraw-Hill Companies, Inc.                                                                      1,656,874
      45,400   MGM MIRAGE(b,c)                                                                                  3,302,396
       4,700   Mohawk Industries, Inc.(b)                                                                         428,875
      42,200   Nordstrom, Inc.                                                                                  1,972,006
      22,800   Pulte Homes, Inc.                                                                                1,454,640
      38,600   Staples, Inc.                                                                                    1,301,206
      44,900   Starwood Hotels & Resorts Worldwide, Inc.                                                        2,622,160
      67,000   Target Corporation                                                                               3,479,310
     130,700   Time Warner, Inc.(b)                                                                             2,540,808
      98,400   Walt Disney Company                                                                              2,735,520
      27,200   Yum! Brands, Inc.                                                                                1,283,296
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    62,002,675
=========================================================================================================================

Consumer Staples (7.9%)
-------------------------------------------------------------------------------------------------------------------------
      86,800   Altria Group, Inc.                                                                               5,303,480
      32,500   Anheuser-Busch Companies, Inc.                                                                   1,648,725
     145,200   Archer-Daniels-Midland Company                                                                   3,239,412
      18,600   Avon Products, Inc.                                                                                719,820
      37,700   Coca-Cola Company                                                                                1,569,451
      21,900   Kellogg Company                                                                                    978,054
      48,300   Kimberly-Clark Corporation                                                                       3,178,623
      46,600   PepsiCo, Inc.                                                                                    2,432,520
     133,700   Procter & Gamble Company                                                                         7,364,196
      27,200   SUPERVALU, Inc.                                                                                    938,944
      32,100   Unilever NV(c)                                                                                   2,141,391
     116,300   Wal-Mart Stores, Inc.                                                                            6,142,966
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          35,657,582
=========================================================================================================================

Energy (6.6%)
-------------------------------------------------------------------------------------------------------------------------
      26,000   Apache Corporation                                                                               1,314,820
      24,700   BJ Services Company                                                                              1,149,538
      45,400   Burlington Resources, Inc.                                                                       1,974,900
      25,500   Chesapeake Energy Corporation(c)                                                                   420,750
     110,100   ChevronTexaco Corporation                                                                        5,781,351
      25,900   ConocoPhillips                                                                                   2,248,897
      10,100   EOG Resources, Inc.                                                                                720,736
     240,400   Exxon Mobil Corporation                                                                         12,322,904
       9,700   Nabors Industries, Ltd.(b)                                                                         497,513
      25,100   Patterson-UTI Energy, Inc.(c)                                                                      488,195
       8,000   Precision Drilling Corporation(b,c)                                                                502,400
      24,700   Schlumberger, Ltd.                                                                               1,653,665
       7,600   Smith International, Inc.(b)                                                                       413,516
      12,000   Unocal Corporation                                                                                 518,880
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    30,008,065
=========================================================================================================================

Financials (18.7%)
-------------------------------------------------------------------------------------------------------------------------
     135,400   American Express Company                                                                         7,632,498
     142,100   American International Group, Inc.                                                               9,331,707
     175,200   Bank of America Corporation                                                                      8,232,648
      20,800   Bear Stearns Companies, Inc.                                                                     2,128,048
      50,000   Cincinnati Financial Corporation                                                                 2,213,000
     265,000   Citigroup, Inc.                                                                                 12,767,700
      69,298   Countrywide Financial Corporation                                                                2,564,719
      12,400   Doral Financial Corporation                                                                        610,700
      37,900   Federal National Mortgage Corporation                                                            2,698,859
      46,900   Goldman Sachs Group, Inc.                                                                        4,879,476
     208,296   J.P. Morgan Chase & Company                                                                      8,125,627
      58,500   KeyCorp                                                                                          1,983,150
      81,000   MBNA Corporation                                                                                 2,283,390
      52,300   Merrill Lynch & Company, Inc.                                                                    3,125,971
      51,000   MetLife, Inc.                                                                                    2,066,010
      81,700   Morgan Stanley and Company                                                                       4,535,984
      22,000   Progressive Corporation                                                                          1,866,480
      44,100   Prudential Financial, Inc.                                                                       2,423,736
      76,000   Wells Fargo & Company                                                                            4,723,400
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                84,193,103
=========================================================================================================================

Health Care (11.9%)
-------------------------------------------------------------------------------------------------------------------------
      40,000   Abbott Laboratories                                                                              1,866,000
      95,000   Amgen, Inc.(b)                                                                                   6,094,250
      68,000   Boston Scientific Corporation(b)                                                                 2,417,400
      58,300   C.R. Bard, Inc.                                                                                  3,730,034
      14,200   Charles River Laboratories International, Inc.(b,c)                                                653,342
      32,400   Dentsply International, Inc.                                                                     1,820,880
      30,300   Eli Lilly and Company                                                                            1,719,525
      26,000   Gilead Sciences, Inc.(b)                                                                           909,740
     135,600   Johnson & Johnson                                                                                8,599,752
      50,000   Medtronic, Inc.                                                                                  2,483,500
      50,300   Merck & Company, Inc.                                                                            1,616,642
     269,400   Pfizer, Inc.                                                                                     7,244,166
      70,100   Teva Pharmaceutical Industries, Ltd.(c)                                                          2,093,186
      40,000   UnitedHealth Group, Inc.                                                                         3,521,200
      36,200   WellPoint, Inc.(b)                                                                               4,163,000
      55,600   Wyeth                                                                                            2,368,004
      30,800   Zimmer Holdings, Inc.(b)                                                                         2,467,696
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               53,768,317
=========================================================================================================================

Industrials (12.3%)
-------------------------------------------------------------------------------------------------------------------------
      30,500   3M Company                                                                                       2,503,135
      31,800   Caterpillar, Inc.                                                                                3,100,818
     118,400   Cendant Corporation                                                                              2,768,192
      39,900   Danaher Corporation                                                                              2,290,659
      58,100   Eaton Corporation                                                                                4,204,116
      38,300   General Dynamics Corporation                                                                     4,006,180
     315,000   General Electric Company                                                                        11,497,500
      35,500   Ingersoll-Rand Company                                                                           2,850,650
      81,000   Masco Corporation                                                                                2,958,930
     105,600   Norfolk Southern Corporation                                                                     3,821,664
      33,800   PACCAR, Inc.                                                                                     2,720,224
      37,100   Parker-Hannifin Corporation                                                                      2,809,954
     151,400   Tyco International, Ltd.                                                                         5,411,036
      43,300   United Technologies Corporation                                                                  4,475,055
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               55,418,113
=========================================================================================================================

Information Technology (15.7%)
-------------------------------------------------------------------------------------------------------------------------
      42,800   Adobe Systems, Inc.                                                                              2,685,272
      21,800   Affiliated Computer Services, Inc.(b)                                                            1,312,142
      10,000   Alliance Data Systems Corporation(b)                                                               474,800
      94,300   Applied Materials, Inc.(b)                                                                       1,612,530
     329,900   Cisco Systems, Inc.(b)                                                                           6,367,070
      48,700   Corning, Inc.(b)                                                                                   573,199
     131,900   Dell, Inc.(b)                                                                                    5,558,266
     190,300   EMC Corporation(b)                                                                               2,829,761
      80,800   First Data Corporation                                                                           3,437,232
      18,309   Freescale Semiconductor, Inc.(b)                                                                   336,153
     304,400   Intel Corporation                                                                                7,119,916
      75,600   International Business Machines Corporation                                                      7,452,648
       9,600   Lexmark International, Inc.(b)                                                                     816,000
     522,500   Microsoft Corporation                                                                           13,955,975
     165,900   Motorola, Inc.                                                                                   2,853,480
     256,200   Oracle Corporation(b)                                                                            3,515,064
      77,700   QUALCOMM, Inc.                                                                                   3,294,480
     159,300   Texas Instruments, Inc.                                                                          3,921,966
     137,800   Xerox Corporation(b)                                                                             2,343,978
      13,200   Xilinx, Inc.                                                                                       391,380
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    70,851,312
=========================================================================================================================

Materials (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      72,000   Dow Chemical Company                                                                             3,564,720
      47,600   Eastman Chemical Company(c)                                                                      2,747,948
      53,600   Praxair, Inc.                                                                                    2,366,440
      26,000   Temple-Inland, Inc.                                                                              1,778,400
      39,000   Weyerhaeuser Company                                                                             2,621,580
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 13,079,088
=========================================================================================================================

Telecommunication Services (2.1%)
-------------------------------------------------------------------------------------------------------------------------
      89,000   Nextel Communications, Inc.(b)                                                                   2,670,000
      69,000   SBC Communications, Inc.                                                                         1,778,130
      76,000   Sprint Corporation                                                                               1,888,600
      72,800   Verizon Communications, Inc.                                                                     2,949,128
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 9,285,858
=========================================================================================================================

Utilities (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      13,600   Edison International, Inc.                                                                         435,608
      36,400   Entergy Corporation                                                                              2,460,276
      10,300   Exelon Corporation                                                                                 453,921
      51,500   TXU Corporation(c)                                                                               3,324,840
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  6,674,645
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $378,485,414)                                                         420,938,758
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (1.9%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   8,005,940   Thrivent Financial Securities Lending Trust                      2.240%              N/A        $8,005,940
      $9,057   U.S. Treasury Bonds                                              6.375         8/15/2027            11,089
     278,510   U.S. Treasury Bonds                                              5.500         8/15/2028           440,177
     124,671   U.S. Treasury Bonds                                              5.250         2/15/2029           133,121
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $8,457,207)                                                                                      8,457,207
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (4.8%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Alcon Capital Corporation                                        2.300%        1/14/2005        $4,995,847
   9,465,633   Thrivent Money Market Portfolio                                  1.800               N/A         9,465,633
   7,160,000   Triple A-1 Funding Corporation                                   2.200          1/3/2005         7,159,125
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                21,620,605
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $408,563,226)                                                         $451,016,570
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the coupon rate, yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.







Large Cap Index Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (95.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (11.1%)
-------------------------------------------------------------------------------------------------------------------------
      13,800   AutoNation, Inc.(b)                                                                               $265,098
       4,200   AutoZone, Inc.(b)                                                                                  383,502
      22,700   Bed Bath & Beyond, Inc.(b)                                                                         904,141
      19,850   Best Buy Company, Inc.                                                                           1,179,487
       8,500   Big Lots, Inc.(b)                                                                                  103,105
       6,100   Black & Decker Corporation                                                                         538,813
       7,300   Brunswick Corporation(c)                                                                           361,350
      31,600   Carnival Corporation                                                                             1,821,108
       9,400   Centex Corporation                                                                                 560,052
      14,800   Circuit City Stores, Inc.                                                                          231,472
      37,700   Clear Channel Communications, Inc.                                                               1,262,573
      14,300   Coach, Inc.(b)                                                                                     806,520
     167,677   Comcast Corporation(b)                                                                           5,580,291
       5,700   Cooper Tire & Rubber Company                                                                       122,835
      11,266   Dana Corporation                                                                                   195,240
      10,250   Darden Restaurants, Inc.                                                                           284,335
      42,394   Delphi Corporation(c)                                                                              382,394
       4,500   Dillard's, Inc.(c)                                                                                 120,915
      20,515   Dollar General Corporation                                                                         426,097
       4,400   Dow Jones & Company, Inc.                                                                          189,464
      21,700   Eastman Kodak Company(c)                                                                           699,825
      40,100   eBay, Inc.(b)                                                                                    4,662,828
      12,700   Family Dollar Stores, Inc.                                                                         396,621
      12,800   Federated Department Stores, Inc.                                                                  739,712
     138,200   Ford Motor Company                                                                               2,023,248
      10,900   Fortune Brands, Inc.                                                                               841,262
      19,300   Gannett Company, Inc.                                                                            1,576,810
      45,062   Gap, Inc.                                                                                          951,709
      42,700   General Motors Corporation(c)                                                                    1,710,562
      13,200   Genuine Parts Company                                                                              581,592
      13,200   Goodyear Tire & Rubber Company(b,c)                                                                193,512
      22,200   Harley-Davidson, Inc.                                                                            1,348,650
       8,500   Harrah's Entertainment, Inc.(c)                                                                    568,565
      11,750   Hasbro, Inc.                                                                                       227,715
      29,200   Hilton Hotels Corporation                                                                          664,008
     165,900   Home Depot, Inc.                                                                                 7,090,566
      26,000   International Game Technology                                                                      893,880
      31,900   Interpublic Group of Companies, Inc.(b)                                                            427,460
      21,600   J.C. Penney Company, Inc. (Holding Company)                                                        894,240
      14,400   Johnson Controls, Inc.                                                                             913,536
       9,200   Jones Apparel Group, Inc.                                                                          336,444
       2,600   KB Home                                                                                            271,440
       5,800   Knight-Ridder, Inc.                                                                                388,252
      23,300   Kohl's Corporation(b)                                                                            1,145,661
      14,400   Leggett & Platt, Inc.                                                                              409,392
      27,004   Limited Brands, Inc.                                                                               621,632
       8,200   Liz Claiborne, Inc.                                                                                346,122
      58,400   Lowe's Companies, Inc.                                                                           3,363,256
      13,200   Marriott International, Inc.                                                                       831,336
      31,350   Mattel, Inc.                                                                                       611,012
      22,100   May Department Stores Company                                                                      649,740
       6,000   Maytag Corporation(c)                                                                              126,600
      95,000   McDonald's Corporation                                                                           3,045,700
      14,300   McGraw-Hill Companies, Inc.                                                                      1,309,022
       3,100   Meredith Corporation                                                                               168,020
      11,000   New York Times Company(c)                                                                          448,800
      20,773   Newell Rubbermaid, Inc.(c)                                                                         502,499
     169,200   News Corporation(c)                                                                              3,157,272
      14,500   NIKE, Inc.                                                                                       1,315,005
       8,400   Nordstrom, Inc.                                                                                    392,532
      23,600   Office Depot, Inc.(b)                                                                              409,696
       7,500   OfficeMax, Inc.(c)                                                                                 235,350
      14,100   Omnicom Group, Inc.                                                                              1,188,912
       8,000   Pulte Homes, Inc.                                                                                  510,400
      12,000   RadioShack Corporation                                                                             394,560
       3,900   Reebok International, Ltd.                                                                         171,600
      13,600   Sears, Roebuck and Company(c)                                                                      694,008
       8,500   Sherwin-Williams Company                                                                           379,355
       4,300   Snap-On, Inc.                                                                                      147,748
       5,000   Stanley Works(c)                                                                                   244,950
      37,650   Staples, Inc.                                                                                    1,269,182
      30,200   Starbucks Corporation(b)                                                                         1,883,272
      15,700   Starwood Hotels & Resorts Worldwide, Inc.                                                          916,880
      67,600   Target Corporation                                                                               3,510,468
      11,000   Tiffany & Company(c)                                                                               351,670
     346,050   Time Warner, Inc.(b)                                                                             6,727,212
      36,400   TJX Companies, Inc.                                                                                914,732
      16,200   Toys 'R' Us, Inc.(b)                                                                               331,614
      21,100   Tribune Company                                                                                    889,154
      19,300   Univision Communications, Inc.(b)                                                                  564,911
       6,500   VF Corporation                                                                                     359,970
     128,844   Viacom, Inc.                                                                                     4,688,633
       9,793   Visteon Corporation(c)                                                                              95,678
     154,347   Walt Disney Company                                                                              4,290,847
       8,600   Wendy's International, Inc.                                                                        337,636
       5,000   Whirlpool Corporation                                                                              346,050
      22,140   Yum! Brands, Inc.                                                                                1,044,565
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    95,463,883
=========================================================================================================================

Consumer Staples (9.1%)
-------------------------------------------------------------------------------------------------------------------------
       1,900   Adolph Coors Company(c)                                                                            143,773
       5,950   Alberto-Culver Company                                                                             288,992
      27,777   Albertson's, Inc.(c)                                                                               663,315
     155,100   Altria Group, Inc.                                                                               9,476,610
      59,700   Anheuser-Busch Companies, Inc.                                                                   3,028,581
      44,468   Archer-Daniels-Midland Company                                                                     992,081
      35,700   Avon Products, Inc.                                                                              1,381,590
       4,400   Brown-Forman Corporation                                                                           214,192
      17,700   Campbell Soup Company                                                                              529,053
      11,500   Clorox Company                                                                                     677,695
     159,000   Coca-Cola Company                                                                                6,619,170
      17,700   Coca-Cola Enterprises, Inc.                                                                        369,045
      40,100   Colgate-Palmolive Company                                                                        2,051,516
      38,900   ConAgra Foods, Inc.                                                                              1,145,605
      35,400   Costco Wholesale Corporation                                                                     1,713,714
      30,200   CVS Corporation                                                                                  1,361,114
      21,700   General Mills, Inc.                                                                              1,078,707
      75,000   Gillette Company                                                                                 3,358,500
      26,400   H.J. Heinz Company                                                                               1,029,336
      14,300   Hershey Foods Corporation                                                                          794,222
      21,500   Kellogg Company                                                                                    960,190
      36,892   Kimberly-Clark Corporation                                                                       2,427,863
      55,800   Kroger Company(b)                                                                                  978,732
      10,300   McCormick & Company, Inc.                                                                          397,580
      11,100   Pepsi Bottling Group, Inc.                                                                         300,144
     127,270   PepsiCo, Inc.                                                                                    6,643,494
     191,600   Procter & Gamble Company                                                                        10,553,328
       6,400   Reynolds American, Inc.(c)                                                                         503,040
      33,800   Safeway, Inc.(b)                                                                                   667,212
      59,300   Sara Lee Corporation                                                                             1,431,502
      10,100   SUPERVALU, Inc.                                                                                    348,652
      48,300   SYSCO Corporation                                                                                1,843,611
      12,500   UST, Inc.                                                                                          601,375
     192,000   Wal-Mart Stores, Inc.                                                                           10,141,440
      77,200   Walgreen Company                                                                                 2,962,164
      12,400   William Wrigley Jr. Company                                                                        857,956
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          78,535,094
=========================================================================================================================

Energy (7.0%)
-------------------------------------------------------------------------------------------------------------------------
       6,000   Amerada Hess Corporation(c)                                                                        494,280
      18,686   Anadarko Petroleum Corporation                                                                   1,211,040
      24,620   Apache Corporation                                                                               1,245,033
       4,500   Ashland, Inc.                                                                                      262,710
      25,300   Baker Hughes, Inc.                                                                               1,079,551
      12,200   BJ Services Company                                                                                567,788
      29,570   Burlington Resources, Inc.                                                                       1,286,295
     160,046   ChevronTexaco Corporation                                                                        8,404,015
      52,140   ConocoPhillips                                                                                   4,527,316
      36,700   Devon Energy Corporation                                                                         1,428,364
      48,618   El Paso Corporation                                                                                505,627
       9,000   EOG Resources, Inc.                                                                                642,240
     487,408   Exxon Mobil Corporation                                                                         24,984,534
      33,400   Halliburton Company                                                                              1,310,616
      11,424   Kerr-McGee Corporation                                                                             660,193
       7,300   Kinder Morgan, Inc.                                                                                533,849
      26,200   Marathon Oil Corporation                                                                           985,382
       9,800   Nabors Industries, Ltd.(b)                                                                         502,642
      10,200   Noble Corporation(b)                                                                               507,348
      29,800   Occidental Petroleum Corporation                                                                 1,739,128
       8,100   Rowan Companies, Inc.(b)                                                                           209,790
      44,500   Schlumberger, Ltd.                                                                               2,979,275
       5,500   Sunoco, Inc.                                                                                       449,405
      24,311   Transocean, Inc.(b)                                                                              1,030,543
      19,900   Unocal Corporation                                                                                 860,476
      19,400   Valero Energy Corporation                                                                          880,760
      42,000   Williams Companies, Inc.                                                                           684,180
      19,500   XTO Energy, Inc.                                                                                   689,910
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    60,662,290
=========================================================================================================================

Financials (19.8%)
-------------------------------------------------------------------------------------------------------------------------
      21,500   ACE, Ltd.                                                                                          919,125
      38,200   AFLAC, Inc.                                                                                      1,521,888
      51,882   Allstate Corporation                                                                             2,683,337
       8,200   Ambac Financial Group, Inc.                                                                        673,466
      83,400   American Express Company                                                                         4,701,258
     196,740   American International Group, Inc.                                                              12,919,916
      26,850   AmSouth Bancorporation(c)                                                                          695,415
      23,925   Aon Corporation                                                                                    570,850
       7,200   Apartment Investment & Management Company                                                          277,488
      14,800   Archstone-Smith Trust                                                                              566,840
     305,138   Bank of America Corporation                                                                     14,338,435
      58,700   Bank of New York Company, Inc.                                                                   1,961,754
      41,700   BB&T Corporation                                                                                 1,753,485
       7,831   Bear Stearns Companies, Inc.(c)                                                                    801,190
      18,300   Capital One Financial Corporation                                                                1,541,043
      74,325   Charles Schwab Corporation                                                                         888,927
      14,500   Chubb Corporation                                                                                1,115,050
      11,270   Cincinnati Financial Corporation                                                                   498,810
      15,900   CIT Group, Inc.                                                                                    728,538
     392,039   Citigroup, Inc.                                                                                 18,888,439
      12,850   Comerica, Inc.                                                                                     784,107
       9,300   Compass Bancshares, Inc.                                                                           452,631
      43,800   Countrywide Financial Corporation                                                                1,621,038
      28,100   E*TRADE Financial Corporation(b)                                                                   420,095
      30,500   Equity Office Properties Trust                                                                     888,160
      21,400   Equity Residential REIT                                                                            774,252
      52,100   Federal Home Loan Mortgage Corporation                                                           3,839,770
      73,100   Federal National Mortgage Corporation                                                            5,205,451
       6,300   Federated Investors, Inc.(c)                                                                       191,520
      36,894   Fifth Third Bancorp(c)                                                                           1,744,348
       9,300   First Horizon National Corporation(c)                                                              400,923
      10,900   Franklin Resources, Inc.                                                                           759,185
      19,200   Golden West Financial Corporation(b)                                                             1,179,264
      22,700   Goldman Sachs Group, Inc.                                                                        2,361,708
      22,200   Hartford Financial Services Group, Inc.                                                          1,538,682
      17,471   Huntington Bancshares, Inc.                                                                        432,931
     269,093   J.P. Morgan Chase & Company                                                                     10,497,318
      17,900   Janus Capital Group, Inc.                                                                          300,899
      10,300   Jefferson-Pilot Corporation                                                                        535,188
      30,700   KeyCorp                                                                                          1,040,730
      20,400   Lehman Brothers Holdings, Inc.                                                                   1,784,592
      13,200   Lincoln National Corporation                                                                       616,176
      10,100   Loews Corporation                                                                                  710,030
       6,300   M&T Bank Corporation                                                                               679,392
      39,800   Marsh & McLennan Companies, Inc.                                                                 1,309,420
      14,500   Marshall & Ilsley Corporation(c)                                                                   640,900
      10,650   MBIA, Inc.                                                                                         673,932
      96,502   MBNA Corporation                                                                                 2,720,391
      32,000   Mellon Financial Corporation                                                                       995,520
      70,400   Merrill Lynch & Company, Inc.                                                                    4,207,808
      56,200   MetLife, Inc.                                                                                    2,276,662
       7,300   MGIC Investment Corporation                                                                        503,043
       9,400   Moody's Corporation                                                                                816,390
      82,650   Morgan Stanley and Company                                                                       4,588,728
      44,000   National City Corporation                                                                        1,652,200
      35,600   North Fork Bancorporation, Inc.                                                                  1,027,060
      14,100   Northern Trust Corporation                                                                         684,978
      13,900   Plum Creek Timber Company, Inc.                                                                    534,316
      21,400   PNC Financial Services Group, Inc.                                                               1,229,216
      23,200   Principal Financial Group, Inc.                                                                    949,808
      15,100   Progressive Corporation                                                                          1,281,084
      13,900   ProLogis Trust                                                                                     602,287
      22,100   Providian Financial Corporation(b)                                                                 363,987
      38,800   Prudential Financial, Inc.                                                                       2,132,448
      35,109   Regions Financial Corporation                                                                    1,249,529
       9,600   SAFECO Corporation(c)                                                                              501,504
      16,700   Simon Property Group, Inc.                                                                       1,079,989
      32,500   SLM Corporation                                                                                  1,735,175
      26,100   Sovereign Bancorp, Inc.                                                                            588,555
      50,581   St. Paul Travelers Companies, Inc.                                                               1,875,038
      25,200   State Street Corporation                                                                         1,237,824
      24,600   SunTrust Banks, Inc.                                                                             1,817,448
      23,400   Synovus Financial Corporation                                                                      668,772
       8,734   T. Rowe Price Group, Inc.(c)                                                                       543,255
       8,200   Torchmark Corporation                                                                              468,548
     141,085   U.S. Bancorp                                                                                     4,418,782
      22,424   UnumProvident Corporation(c)                                                                       402,287
     121,192   Wachovia Corporation                                                                             6,374,699
      65,943   Washington Mutual, Inc.                                                                          2,788,070
     127,800   Wells Fargo & Company                                                                            7,942,770
      10,500   XL Capital, Ltd.                                                                                   815,325
       6,800   Zions Bancorporation                                                                               462,604
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               170,963,996
=========================================================================================================================

Health Care (12.4%)
-------------------------------------------------------------------------------------------------------------------------
     117,700   Abbott Laboratories                                                                              5,490,705
      11,149   Aetna, Inc.                                                                                      1,390,838
       9,900   Allergan, Inc.                                                                                     802,593
       7,900   AmerisourceBergen Corporation(c)                                                                   463,572
      95,940   Amgen, Inc.(b)                                                                                   6,154,551
      14,800   Applera Corporation (Applied Biosystems Group)                                                     309,468
       4,000   Bausch & Lomb, Inc.                                                                                257,840
      46,600   Baxter International, Inc.                                                                       1,609,564
      19,100   Becton, Dickinson and Company                                                                    1,084,880
      25,200   Biogen Idec, Inc.(b)                                                                             1,678,572
      19,150   Biomet, Inc.                                                                                       830,918
      50,400   Boston Scientific Corporation(b)                                                                 1,791,720
     147,000   Bristol-Myers Squibb Company                                                                     3,766,140
       7,900   C.R. Bard, Inc.                                                                                    505,442
      32,675   Cardinal Health, Inc.                                                                            1,900,051
      34,300   Caremark Rx, Inc.(b)                                                                             1,352,449
       8,200   Chiron Corporation(b,c)                                                                            273,306
      10,100   CIGNA Corporation                                                                                  823,857
      85,500   Eli Lilly and Company                                                                            4,852,125
       5,700   Express Scripts, Inc.(b,c)                                                                         435,708
       8,900   Fisher Scientific International, Inc.(b)                                                           555,182
      27,800   Forest Laboratories, Inc.(b)                                                                     1,247,108
      18,800   Genzyme Corporation(b)                                                                           1,091,716
      32,700   Gilead Sciences, Inc.(b)                                                                         1,144,173
      24,100   Guidant Corporation                                                                              1,737,610
      28,600   HCA, Inc.                                                                                        1,142,856
      18,400   Health Management Associates, Inc.(c)                                                              418,048
      11,780   Hospira, Inc.(b)                                                                                   394,630
      12,000   Humana, Inc.(b)                                                                                    356,280
      17,500   IMS Health, Inc.                                                                                   406,175
     224,240   Johnson & Johnson                                                                               14,221,301
      18,200   King Pharmaceuticals, Inc.(b)                                                                      225,680
      10,500   Laboratory Corporation of America Holdings(b)                                                      523,110
       6,500   Manor Care, Inc.                                                                                   230,295
      22,242   McKesson Corporation                                                                               699,733
      20,543   Medco Health Solutions, Inc.(b)                                                                    854,589
      18,800   MedImmune, Inc.(b)                                                                                 509,668
      91,300   Medtronic, Inc.                                                                                  4,534,871
     167,500   Merck & Company, Inc.                                                                            5,383,450
       3,800   Millipore Corporation(b)                                                                           189,278
      20,300   Mylan Laboratories, Inc.(c)                                                                        358,904
       9,700   PerkinElmer, Inc.                                                                                  218,153
     568,953   Pfizer, Inc.                                                                                    15,299,146
       6,000   Quest Diagnostics, Inc.                                                                            573,300
     111,300   Schering-Plough Corporation                                                                      2,323,944
      26,984   St. Jude Medical, Inc.(b)                                                                        1,131,439
      26,100   Stryker Corporation                                                                              1,259,325
      35,300   Tenet Healthcare Corporation(b)                                                                    387,594
      12,100   Thermo Electron Corporation(b)                                                                     365,299
      49,400   UnitedHealth Group, Inc.                                                                         4,348,682
       9,100   Waters Corporation(b)                                                                              425,789
       8,300   Watson Pharmaceuticals, Inc.(b)                                                                    272,323
      22,300   WellPoint, Inc.(b)                                                                               2,564,500
     100,800   Wyeth                                                                                            4,293,072
      18,550   Zimmer Holdings, Inc.(b)                                                                         1,486,226
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              106,947,748
=========================================================================================================================

Industrials (11.4%)
-------------------------------------------------------------------------------------------------------------------------
      58,800   3M Company                                                                                       4,825,716
      15,400   Allied Waste Industries, Inc.(b)                                                                   142,912
      12,700   American Power Conversion Corporation                                                              271,780
      11,000   American Standard Companies, Inc.(b)                                                               454,520
      11,100   Apollo Group, Inc.(b)                                                                              895,881
       6,900   Avery Dennison Corporation                                                                         413,793
      63,460   Boeing Company                                                                                   3,285,324
      28,392   Burlington Northern Santa Fe Corporation                                                         1,343,226
      25,800   Caterpillar, Inc.                                                                                2,515,758
      79,560   Cendant Corporation                                                                              1,860,113
       9,500   Cintas Corporation                                                                                 416,670
       6,900   Cooper Industries, Ltd.                                                                            468,441
      16,200   CSX Corporation                                                                                    649,296
       3,000   Cummins, Inc.(c)                                                                                   251,370
      18,200   Danaher Corporation                                                                              1,044,862
      18,700   Deere & Company                                                                                  1,391,280
       9,800   Delta Air Lines, Inc.(b,c)                                                                          73,304
      15,400   Dover Corporation                                                                                  645,876
      11,500   Eaton Corporation                                                                                  832,140
      31,700   Emerson Electric Company                                                                         2,222,170
      10,200   Equifax, Inc.                                                                                      286,620
      22,660   FedEx Corporation                                                                                2,231,783
       6,300   Fluor Corporation                                                                                  343,413
      15,100   General Dynamics Corporation                                                                     1,579,460
     798,700   General Electric Company                                                                        29,152,546
       9,000   Goodrich Corporation                                                                               293,760
      12,400   H&R Block, Inc.(c)                                                                                 607,600
      64,975   Honeywell International, Inc.                                                                    2,300,765
      19,400   Illinois Tool Works, Inc.                                                                        1,797,992
      13,050   Ingersoll-Rand Company                                                                           1,047,915
       7,000   ITT Industries, Inc.                                                                               591,150
       8,700   L-3 Communications Holdings, Inc.                                                                  637,188
      27,400   Lockheed Martin Corporation                                                                      1,522,070
      33,800   Masco Corporation                                                                                1,234,714
       9,000   Monster Worldwide, Inc.(b)                                                                         302,760
       4,600   Navistar International Corporation(b,c)                                                            202,308
      29,900   Norfolk Southern Corporation                                                                     1,082,081
      27,798   Northrop Grumman Corporation                                                                     1,511,099
      13,150   PACCAR, Inc.                                                                                     1,058,312
       9,400   Pall Corporation                                                                                   272,130
       9,050   Parker-Hannifin Corporation                                                                        685,447
      17,400   Pitney Bowes, Inc.                                                                                 805,272
       4,800   Power-One, Inc.(b)                                                                                  42,816
      16,600   R.R. Donnelley & Sons Company                                                                      585,814
      34,200   Raytheon Company                                                                                 1,327,986
      11,100   Robert Half International, Inc.                                                                    326,673
      12,400   Rockwell Automation, Inc.                                                                          614,420
      13,300   Rockwell Collins, Inc.                                                                             524,552
       4,900   Ryder System, Inc.                                                                                 234,073
      51,200   Southwest Airlines Company                                                                         833,536
      10,400   Textron, Inc.                                                                                      767,520
     152,007   Tyco International, Ltd.                                                                         5,432,730
      19,600   Union Pacific Corporation                                                                        1,318,100
      84,700   United Parcel Service, Inc.                                                                      7,238,462
      38,600   United Technologies Corporation                                                                  3,989,310
       5,700   W.W. Grainger, Inc.                                                                                379,734
      43,199   Waste Management, Inc.                                                                           1,293,378
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               98,459,921
=========================================================================================================================

Information Technology (15.1%)
-------------------------------------------------------------------------------------------------------------------------
      61,100   ADC Telecommunications, Inc.(b,c)                                                                  163,748
      18,000   Adobe Systems, Inc.                                                                              1,129,320
      29,200   Advanced Micro Devices, Inc.(b,c)                                                                  642,984
       9,700   Affiliated Computer Services, Inc.(b,c)                                                            583,843
      27,915   Agilent Technologies, Inc.(b)                                                                      672,752
      28,100   Altera Corporation(b)                                                                              581,670
      28,400   Analog Devices, Inc.                                                                             1,048,528
      12,175   Andrew Corporation(b)                                                                              165,945
      30,400   Apple Computer, Inc.(b)                                                                          1,957,760
     128,300   Applied Materials, Inc.(b)                                                                       2,193,930
      23,300   Applied Micro Circuits Corporation(b)                                                               98,093
      17,400   Autodesk, Inc.                                                                                     660,330
      44,000   Automatic Data Processing, Inc.                                                                  1,951,400
      34,576   Avaya, Inc.(b)                                                                                     594,707
      16,800   BMC Software, Inc.(b,c)                                                                            312,480
      18,600   Broadcom Corporation(b)                                                                            600,408
      43,200   CIENA Corporation(b,c)                                                                             144,288
     497,500   Cisco Systems, Inc.(b)                                                                           9,601,750
      12,800   Citrix Systems, Inc.(b)                                                                            313,984
      35,184   Computer Associates International, Inc.(c)                                                       1,092,815
      14,300   Computer Sciences Corporation(b)                                                                   806,091
      29,200   Compuware Corporation(b)                                                                           188,924
      14,900   Comverse Technology, Inc.(b)                                                                       364,305
      10,700   Convergys Corporation(b)                                                                           160,393
     105,900   Corning, Inc.(b)                                                                                 1,246,443
     187,700   Dell, Inc.(b)                                                                                    7,909,678
      23,100   Electronic Arts, Inc.(b)                                                                         1,424,808
      38,800   Electronic Data Systems Corporation                                                                896,280
     180,986   EMC Corporation(b)                                                                               2,691,262
      62,680   First Data Corporation                                                                           2,666,407
      14,800   Fiserv, Inc.(b)                                                                                    594,812
      29,469   Freescale Semiconductor, Inc.(b)                                                                   541,051
      16,700   Gateway, Inc.(b,c)                                                                                 100,367
     228,186   Hewlett-Packard Company                                                                          4,785,060
     477,700   Intel Corporation                                                                               11,173,403
     125,800   International Business Machines Corporation                                                     12,401,364
      14,200   Intuit, Inc.(b)                                                                                    624,942
      12,300   Jabil Circuit, Inc.(b)                                                                             314,634
     109,100   JDS Uniphase Corporation(b,c)                                                                      345,847
      14,800   KLA-Tencor Corporation(b)                                                                          689,384
       9,800   Lexmark International, Inc.(b)                                                                     833,000
      23,200   Linear Technology Corporation                                                                      899,232
      29,100   LSI Logic Corporation(b,c)                                                                         159,468
     333,922   Lucent Technologies, Inc.(b,c)                                                                   1,255,547
      11,988   Lucent Technologies, Inc. Warrant(b)                                                                18,941
      24,600   Maxim Integrated Products, Inc.                                                                  1,042,794
       6,400   Mercury Interactive Corporation(b)                                                                 291,520
      46,300   Micron Technology, Inc.(b)                                                                         571,805
     698,100   Microsoft Corporation                                                                           18,646,251
      11,000   Molex, Inc.(c)                                                                                     330,000
     183,890   Motorola, Inc.                                                                                   3,162,908
      27,100   National Semiconductor Corporation                                                                 486,445
       7,000   NCR Corporation(b)                                                                                 484,610
      27,100   Network Appliance, Inc.(b)                                                                         900,262
      28,400   Novell, Inc.(b)                                                                                    191,700
      10,600   Novellus Systems, Inc.(b)                                                                          295,634
      12,600   NVIDIA Corporation(b,c)                                                                            296,856
     278,948   Oracle Corporation(b)                                                                            3,827,167
      20,300   Parametric Technology Corporation(b,c)                                                             119,567
      25,100   Paychex, Inc.                                                                                      855,408
      13,500   PMC-Sierra, Inc.(b)                                                                                151,875
       7,000   QLogic Corporation(b,c)                                                                            257,110
     123,800   QUALCOMM, Inc.                                                                                   5,249,120
      10,249   Sabre Holdings Corporation(c)                                                                      227,118
      39,400   Sanmina-SCI Corporation(b)                                                                         333,718
      11,600   Scientific-Atlanta, Inc.                                                                           382,916
      38,400   Siebel Systems, Inc.(b)                                                                            403,200
      73,300   Solectron Corporation(b)                                                                           390,689
     254,100   Sun Microsystems, Inc.(b)                                                                        1,367,058
      21,800   SunGard Data Systems, Inc.(b)                                                                      617,594
      47,900   Symantec Corporation(b)                                                                          1,233,904
      18,200   Symbol Technologies, Inc.                                                                          314,860
       6,800   Tektronix, Inc.                                                                                    205,428
      34,900   Tellabs, Inc.(b)                                                                                   299,791
      14,700   Teradyne, Inc.(b)                                                                                  250,929
     130,500   Texas Instruments, Inc.                                                                          3,212,910
      25,400   Unisys Corporation(b)                                                                              258,572
      31,900   VERITAS Software Corporation(b)                                                                    910,745
      72,000   Xerox Corporation(b)                                                                             1,224,720
      26,300   Xilinx, Inc.                                                                                       779,795
      90,400   Yahoo!, Inc.(b)                                                                                  3,406,272
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   130,583,629
=========================================================================================================================

Materials (3.0%)
-------------------------------------------------------------------------------------------------------------------------
      17,200   Air Products and Chemicals, Inc.                                                                   997,084
      65,764   Alcoa, Inc.                                                                                      2,066,305
       6,169   Allegheny Technologies, Inc.                                                                       133,682
       8,500   Ball Corporation                                                                                   373,830
       8,100   Bemis Company, Inc.                                                                                235,629
      71,193   Dow Chemical Company                                                                             3,524,765
      75,011   E.I. du Pont de Nemours and Company                                                              3,679,290
       5,900   Eastman Chemical Company(c)                                                                        340,607
      14,000   Ecolab, Inc.                                                                                       491,820
       9,200   Engelhard Corporation                                                                              282,164
      11,700   Freeport-McMoRan Copper & Gold, Inc.(c)                                                            447,291
      19,524   Georgia-Pacific Corporation                                                                        731,760
       3,900   Great Lakes Chemical Corporation                                                                   111,111
       8,500   Hercules, Inc.(b)                                                                                  126,225
       6,200   International Flavors & Fragrances, Inc.                                                           265,608
      36,771   International Paper Company                                                                      1,544,382
       8,300   Louisiana-Pacific Corporation                                                                      221,942
      15,281   MeadWestvaco Corporation                                                                           517,873
      19,989   Monsanto Company                                                                                 1,110,389
      33,548   Newmont Mining Corporation                                                                       1,489,867
      12,000   Nucor Corporation(c)                                                                               628,080
      11,200   Pactiv Corporation(b)                                                                              283,248
       7,170   Phelps Dodge Corporation                                                                           709,256
      13,000   PPG Industries, Inc.                                                                               886,080
      24,500   Praxair, Inc.                                                                                    1,081,675
      12,013   Rohm and Haas Company                                                                              531,335
       6,276   Sealed Air Corporation(b)                                                                          334,323
       5,200   Sigma-Aldrich Corporation                                                                          314,392
       4,200   Temple-Inland, Inc.                                                                                287,280
       8,600   United States Steel Corporation(c)                                                                 440,750
       7,700   Vulcan Materials Company                                                                           420,497
      18,100   Weyerhaeuser Company                                                                             1,216,682
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 25,825,222
=========================================================================================================================

Telecommunication Services (3.2%)
-------------------------------------------------------------------------------------------------------------------------
      22,900   ALLTEL Corporation                                                                               1,345,604
      60,132   AT&T Corporation(c)                                                                              1,146,116
     138,400   BellSouth Corporation                                                                            3,846,136
      10,200   CenturyTel, Inc.                                                                                   361,794
      25,300   Citizens Communications Company                                                                    348,887
      84,000   Nextel Communications, Inc.(b)                                                                   2,520,000
     113,872   Qwest Communications International, Inc.(b)                                                        505,592
     250,460   SBC Communications, Inc.                                                                         6,454,354
     111,150   Sprint Corporation                                                                               2,762,078
     209,196   Verizon Communications, Inc.                                                                     8,474,530
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                27,765,091
=========================================================================================================================

Utilities (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      49,000   AES Corporation(b)                                                                                 669,830
      10,400   Allegheny Energy, Inc.(b,c)                                                                        204,984
      14,700   Ameren Corporation(c)                                                                              737,058
      29,860   American Electric Power Company, Inc.                                                            1,025,392
      40,400   Calpine Corporation(b,c)                                                                           159,176
      20,273   CenterPoint Energy, Inc.(c)                                                                        229,085
      13,700   Cinergy Corporation                                                                                570,331
      14,700   CMS Energy Corporation(b,c)                                                                        153,615
      18,300   Consolidated Edison, Inc.                                                                          800,625
      13,300   Constellation Energy Group, Inc.                                                                   581,343
      25,047   Dominion Resources, Inc.                                                                         1,696,684
      13,100   DTE Energy Company(c)                                                                              565,003
      72,316   Duke Energy Corporation(d)                                                                       1,831,764
      21,200   Dynegy, Inc.(b,c)                                                                                   97,944
      24,600   Edison International, Inc.                                                                         787,938
      16,900   Entergy Corporation                                                                              1,142,271
      50,024   Exelon Corporation                                                                               2,204,558
      24,900   FirstEnergy Corporation                                                                            983,799
      14,000   FPL Group, Inc.                                                                                  1,046,500
      12,100   KeySpan Corporation                                                                                477,345
       3,300   Nicor, Inc.(c)                                                                                     121,902
      20,409   NiSource, Inc.                                                                                     464,917
       2,800   Peoples Energy Corporation(c)                                                                      123,060
      30,500   PG&E Corporation(b)                                                                              1,015,040
       6,900   Pinnacle West Capital Corporation                                                                  306,429
      14,300   PPL Corporation                                                                                    761,904
      18,620   Progress Energy, Inc.                                                                              842,369
      18,000   Public Service Enterprise Group, Inc.(c)                                                           931,860
      17,675   Sempra Energy                                                                                      648,319
      55,900   Southern Company                                                                                 1,873,768
      15,100   TECO Energy, Inc.(c)                                                                               231,634
      18,117   TXU Corporation(c)                                                                               1,169,634
      30,205   Xcel Energy, Inc.(c)                                                                               549,731
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 25,005,812
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $693,903,830)                                                         820,212,686
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (3.8%)          Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  33,129,464   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $33,129,464
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $33,129,464)                                                                                    33,129,464
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (1.2%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   9,273,911   Thrivent Money Market Portfolio(d)                               1.800%              N/A        $9,273,911
  $1,000,000   Triple A-1 Funding Corporation(d)                                2.200          1/3/2005           999,878
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                10,273,789
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $737,307,083)                                                         $863,615,939
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) At December 31, 2004, $592,000 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, 72,316 shares in Duke Energy
    Corporation common stock valued at $1,831,764 and $10,273,789 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Futures              36               March 2005         Long         $10,923,300         $10,771,229    $152,071

(e) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.






Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (90.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (5.2%)
-------------------------------------------------------------------------------------------------------------------------
       1,000   Beazer Homes USA, Inc.                                                                            $146,210
       3,000   Carnival Corporation                                                                               172,890
       7,700   Fairmont Hotels & Resorts Inc.(b)                                                                  266,728
     106,000   Hilton Hotels Corporation                                                                        2,410,440
       3,500   Hovnanian Enterprises, Inc.(c)                                                                     173,320
      13,393   InterContinental Hotels Group plc(b)                                                               169,018
       6,000   Intrawest Corporation(c)                                                                           137,940
     135,000   Jameson Inns, Inc.(c)                                                                              265,950
       2,000   KB Home                                                                                            208,800
      61,000   La Quinta Corporation(c)                                                                           554,490
       8,000   Orient Express Hotels, Ltd.(b)                                                                     164,560
      79,500   Starwood Hotels & Resorts Worldwide, Inc.                                                        4,642,800
       5,000   Vail Resorts Inc.(b,c)                                                                             112,100
      10,000   WCI Communities, Inc.(b,c)                                                                         294,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     9,719,246
=========================================================================================================================

Financials (85.1%)
-------------------------------------------------------------------------------------------------------------------------
      15,000   Aames Investment Corporation(b)                                                                    159,150
      16,600   Affordable Residential Communities(b)                                                              238,210
      30,500   Alexandria Real Estate Equities, Inc.                                                            2,269,810
      52,000   AMB Property Corporation                                                                         2,100,280
      60,000   American Financial Realty Trust                                                                    970,800
       5,500   American Home Mortgage Investment Corporation                                                      188,375
      12,300   Anthracite Capital, Inc.(b)                                                                        152,028
      49,000   Apartment Investment & Management Company                                                        1,888,460
     121,700   Archstone-Smith Trust                                                                            4,661,110
      59,300   Arden Realty Group, Inc.                                                                         2,236,796
      15,000   Ashford Hospitality Trust(b)                                                                       163,050
      59,800   Avalonbay Communities, Inc.                                                                      4,502,940
       4,500   Bedford Property Investors, Inc.(b)                                                                127,845
      20,100   BioMed Realty Trust, Inc.                                                                          446,421
      79,000   Boston Properties, Inc.                                                                          5,108,930
      34,000   Brandywine Realty Trust                                                                            999,260
      34,500   BRE Properties, Inc.                                                                             1,390,695
      85,400   Brookfield Properties Corporation                                                                3,193,960
      35,000   Camden Property Trust(b)                                                                         1,785,000
      20,700   Capital Automotive REIT                                                                            735,368
      50,000   CarrAmerica Realty Corporation                                                                   1,650,000
      70,100   Catellus Development Corporation                                                                 2,145,060
      25,500   CBL & Associates Properties, Inc.                                                                1,946,925
       5,500   Cedar Shopping Centers Inc.(b)                                                                      78,650
      43,600   CenterPoint Properties Trust                                                                     2,088,004
       3,500   Colonial Properties Trust(b)                                                                       137,445
       4,900   Commercial Net Lease Realty, Inc.(b)                                                               100,940
      10,200   Cornerstone Realty Income Trust                                                                    101,796
      45,500   Corporate Office Properties Trust                                                                1,335,425
      11,300   Cousins Properties, Inc.                                                                           342,051
      50,000   Crescent Real Estate Equities Company                                                              913,000
       8,100   CRT Properties, Inc.                                                                               193,266
      95,500   Developers Diversified Realty Corporation                                                        4,237,335
      77,500   Duke Realty Corporation                                                                          2,645,850
      11,200   Eastgroup Properties, Inc.                                                                         429,184
      10,000   Entertainment Properties Trust(b)                                                                  445,500
      15,400   Equity Inns, Inc.(b)                                                                               180,796
      15,400   Equity Lifestyle Properties, Inc.                                                                  550,550
     163,500   Equity Office Properties Trust                                                                   4,761,120
      15,400   Equity One, Inc.(b)                                                                                365,442
     177,000   Equity Residential REIT                                                                          6,403,860
      15,900   Essex Property Trust, Inc.                                                                       1,332,420
      10,200   Extra Space Storage, Inc.                                                                          135,966
      36,400   Federal Realty Investment Trust                                                                  1,880,060
      20,000   FelCor Lodging Trust, Inc.(b,c)                                                                    293,000
      14,350   Feldman Mall Properties, Inc.(b,c)                                                                 186,694
       5,400   First Industrial Realty Trust, Inc.(b)                                                             219,942
       7,600   First Potomac Realty Trust                                                                         173,280
     165,000   General Growth Properties, Inc.                                                                  5,966,400
      33,400   Glenborough Realty Trust, Inc.                                                                     710,752
      13,300   Glimcher Realty Trust(b)                                                                           368,543
      15,000   GMH Communities Trust                                                                              211,500
       8,800   Gramercy Capital Corporation                                                                       181,280
      14,500   Health Care Property Investors, Inc.                                                               401,505
      12,800   Health Care REIT, Inc.(b)                                                                          488,320
       4,800   Healthcare Realty Trust, Inc.                                                                      195,360
       8,900   Heritage Property Investment Trust(b)                                                              285,601
      25,000   Hersha Hospitality Trust(b)                                                                        286,250
      27,700   Highwoods Properties, Inc.                                                                         767,290
      13,800   Home Properties, Inc.                                                                              593,400
       6,700   Hospitality Properties Trust                                                                       308,200
     220,000   Host Marriott Corporation                                                                        3,806,000
      42,300   HRPT Properties Trust(b)                                                                           542,709
       3,500   Impac Mortgage Holdings, Inc.                                                                       79,345
      25,200   Inland Real Estate Corporation                                                                     401,940
      10,200   Innkeepers USA Trust                                                                               144,840
      38,000   iStar Financial, Inc.                                                                            1,719,880
      17,000   Kilroy Realty Corporation                                                                          726,750
      44,500   Kimco Realty Corporation                                                                         2,580,555
      22,000   Kite Realty Group Trust(b)                                                                         336,160
      14,000   LaSalle Hotel Properties                                                                           445,620
      10,000   Lexington Corporate Properties Trust                                                               225,800
      54,000   Liberty Property Trust(b)                                                                        2,332,800
      11,300   LTC Properties, Inc.                                                                               224,983
      55,000   Macerich Company                                                                                 3,454,000
      37,000   Mack-Cali Realty Corporation                                                                     1,703,110
      15,000   Maguire Properties, Inc.(b)                                                                        411,900
      85,800   MeriStar Hospitality Corporation(c)                                                                716,430
       3,000   Mid-America Apartment Communities, Inc.(b)                                                         123,660
      39,000   Mills Corporation                                                                                2,486,640
      12,000   MortgageIT Holdings, Inc.(b)                                                                       215,400
       8,000   National Health Investors, Inc.(b)                                                                 233,440
      18,000   Nationwide Health Properties, Inc.(b)                                                              427,500
       4,000   New Century Financial Corporation(b)                                                               255,640
      17,300   New Plan Excel Realty Trust, Inc.(b)                                                               468,484
      15,000   NorthStar Realty Finance Corporation(b,c)                                                          171,750
      10,200   Omega Healthcare Investors, Inc.                                                                   120,360
      35,500   Pan Pacific Retail Properties, Inc.                                                              2,225,850
       4,600   Parkway Properties, Inc.(b)                                                                        233,450
      12,000   Penn Real Estate Investment Trust                                                                  513,600
      16,400   Plum Creek Timber Company, Inc.                                                                    630,416
      16,000   Post Properties, Inc.                                                                              558,400
      36,000   Prentiss Properties Trust                                                                        1,375,200
     164,200   ProLogis Trust                                                                                   7,114,786
      16,500   PS Business Parks, Inc.                                                                            744,150
      57,500   Public Storage, Inc.                                                                             3,205,625
      13,300   Ramco-Gershenson Properties Trust(b)                                                               428,925
       4,600   Rayonier, Inc. REIT                                                                                224,986
       4,500   Realty Income Corporation(b)                                                                       227,610
      65,500   Reckson Associates Realty Corporation                                                            2,149,055
      69,000   Regency Centers Corporation                                                                      3,822,600
       8,000   Saxon Capital, Inc.                                                                                191,920
       3,900   Senior Housing Property Trust                                                                       73,866
      38,500   Shurgard Storage Centers, Inc.                                                                   1,694,385
     162,500   Simon Property Group, Inc.                                                                      10,508,874
      54,000   SL Green Realty Corporation                                                                      3,269,700
       3,000   Sovran Self Storage, Inc.(b)                                                                       126,420
      20,000   Spirit Finance Corporation(b,c)                                                                    253,000
      13,500   St. Joe Company                                                                                    866,700
       8,000   Strategic Hotel Capital, Inc.                                                                      132,000
      11,300   Summit Properties, Inc.                                                                            367,928
      11,000   Sun Communities, Inc.(b)                                                                           442,750
      17,500   Sunstone Hotel Investors, Inc.                                                                     363,650
      15,400   Tanger Factory Outlet Centers, Inc.(b)                                                             407,484
      34,500   Taubman Centers, Inc.                                                                            1,033,275
       3,000   Town & Country Trust(b)                                                                             82,890
      65,000   Trizec Properties, Inc.                                                                          1,229,800
      13,350   U-Store-It Trust(b,c)                                                                              231,622
       9,300   U.S. Restaurant Properties, Inc.(b)                                                                167,958
     112,500   United Dominion Realty Trust, Inc.                                                               2,790,000
      11,200   Urstadt Biddle Properties(b)                                                                       190,960
      30,500   Ventas, Inc.                                                                                       836,005
      79,500   Vornado Realty Trust                                                                             6,052,335
       4,400   Washington Real Estate Investment Trust(b)                                                         149,028
      18,400   Weingarten Realty Investors(b)                                                                     737,840
       7,000   Windrose Medical Properties Trust(b)                                                               100,870
      10,200   Winston Hotels, Inc.(b)                                                                            120,462
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               159,588,521
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $138,012,560)                                                         169,307,767
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (6.9%)          Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  12,923,478   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $12,923,478
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $12,923,478)                                                                                    12,923,478
=========================================================================================================================

      Shares   Short-Term Investments (2.8%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   5,157,833   Thrivent Money Market Portfolio                                  1.800%              N/A        $5,157,833
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 5,157,833
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $156,093,871)                                                         $187,389,078
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.






Balanced Portfolio
Schedule of Investments as of December 31, 2004(a)

      Shares   Common Stock (51.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (6.0%)
-------------------------------------------------------------------------------------------------------------------------
       7,900   AutoNation, Inc.(b)                                                                               $151,759
       2,400   AutoZone, Inc.(b)                                                                                  219,144
      13,000   Bed Bath & Beyond, Inc.(b)                                                                         517,790
      11,350   Best Buy Company, Inc.                                                                             674,417
       4,900   Big Lots, Inc.(b,c)                                                                                 59,437
       3,500   Black & Decker Corporation                                                                         309,155
       4,100   Brunswick Corporation                                                                              202,950
      18,000   Carnival Corporation                                                                             1,037,340
       5,300   Centex Corporation                                                                                 315,774
       8,400   Circuit City Stores, Inc.                                                                          131,376
      21,500   Clear Channel Communications, Inc.                                                                 720,035
       8,100   Coach, Inc.(b)                                                                                     456,840
      95,577   Comcast Corporation(b)                                                                           3,180,803
       3,200   Cooper Tire & Rubber Company                                                                        68,960
       6,479   Dana Corporation                                                                                   112,281
       5,800   Darden Restaurants, Inc.                                                                           160,892
      24,176   Delphi Corporation(c)                                                                              218,068
       2,500   Dillard's, Inc.                                                                                     67,175
      11,722   Dollar General Corporation(c)                                                                      243,466
       2,500   Dow Jones & Company, Inc.                                                                          107,650
      12,300   Eastman Kodak Company(c)                                                                           396,675
      22,800   eBay, Inc.(b)                                                                                    2,651,184
       7,200   Family Dollar Stores, Inc.                                                                         224,856
       7,300   Federated Department Stores, Inc.                                                                  421,867
      78,800   Ford Motor Company                                                                               1,153,632
       6,200   Fortune Brands, Inc.                                                                               478,516
      11,000   Gannett Company, Inc.                                                                              898,700
      25,700   Gap, Inc.                                                                                          542,784
      24,300   General Motors Corporation(c)                                                                      973,458
       7,500   Genuine Parts Company                                                                              330,450
       7,500   Goodyear Tire & Rubber Company(b,c)                                                                109,950
      12,600   Harley-Davidson, Inc.                                                                              765,450
       4,800   Harrah's Entertainment, Inc.                                                                       321,072
       6,700   Hasbro, Inc.                                                                                       129,846
      16,600   Hilton Hotels Corporation                                                                          377,484
      94,500   Home Depot, Inc.                                                                                 4,038,930
      14,800   International Game Technology                                                                      508,824
      18,200   Interpublic Group of Companies, Inc.(b)                                                            243,880
      12,300   J.C. Penney Company, Inc. (Holding Company)                                                        509,220
       8,200   Johnson Controls, Inc.                                                                             520,208
       5,300   Jones Apparel Group, Inc.                                                                          193,821
       1,500   KB Home                                                                                            156,600
       3,300   Knight-Ridder, Inc.                                                                                220,902
      13,300   Kohl's Corporation(b)                                                                              653,961
       8,200   Leggett & Platt, Inc.                                                                              233,126
      15,362   Limited Brands, Inc.                                                                               353,633
       4,700   Liz Claiborne, Inc.                                                                                198,387
      33,300   Lowe's Companies, Inc.                                                                           1,917,747
       7,500   Marriott International, Inc.                                                                       472,350
      17,825   Mattel, Inc.                                                                                       347,409
      12,600   May Department Stores Company                                                                      370,440
       3,400   Maytag Corporation(c)                                                                               71,740
      54,100   McDonald's Corporation(d)                                                                        1,734,446
       8,200   McGraw-Hill Companies, Inc.                                                                        750,628
       1,800   Meredith Corporation                                                                                97,560
       6,200   New York Times Company                                                                             252,960
      11,826   Newell Rubbermaid, Inc.(c)                                                                         286,071
      96,400   News Corporation                                                                                 1,798,824
       8,200   NIKE, Inc.                                                                                         743,658
       4,800   Nordstrom, Inc.                                                                                    224,304
      13,400   Office Depot, Inc.(b)                                                                              232,624
       4,300   OfficeMax, Inc.                                                                                    134,934
       8,000   Omnicom Group, Inc.                                                                                674,560
       4,600   Pulte Homes, Inc.                                                                                  293,480
       6,800   RadioShack Corporation                                                                             223,584
       2,200   Reebok International, Ltd.                                                                          96,800
       7,700   Sears, Roebuck and Company                                                                         392,931
       4,900   Sherwin-Williams Company                                                                           218,687
       2,500   Snap-On, Inc.                                                                                       85,900
       2,900   Stanley Works                                                                                      142,071
      21,400   Staples, Inc.                                                                                      721,394
      17,200   Starbucks Corporation(b)                                                                         1,072,592
       8,900   Starwood Hotels & Resorts Worldwide, Inc.                                                          519,760
      38,500   Target Corporation                                                                               1,999,305
       6,300   Tiffany & Company(c)                                                                               201,411
     197,150   Time Warner, Inc.(b)                                                                             3,832,596
      20,700   TJX Companies, Inc.                                                                                520,191
       9,300   Toys 'R' Us, Inc.(b,c)                                                                             190,371
      12,000   Tribune Company                                                                                    505,680
      11,000   Univision Communications, Inc.(b)                                                                  321,970
       3,700   VF Corporation                                                                                     204,906
      73,425   Viacom, Inc.                                                                                     2,671,936
       5,556   Visteon Corporation(c)                                                                              54,282
      87,987   Walt Disney Company(d)                                                                           2,446,039
       4,900   Wendy's International, Inc.                                                                        192,374
       2,900   Whirlpool Corporation                                                                              200,709
      12,660   Yum! Brands, Inc.                                                                                  597,299
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    54,379,251
=========================================================================================================================

Consumer Staples (5.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   Adolph Coors Company(c)                                                                             83,237
       3,400   Alberto-Culver Company                                                                             165,138
      15,822   Albertson's, Inc.(c)                                                                               377,829
      88,400   Altria Group, Inc.(d)                                                                            5,401,240
      34,000   Anheuser-Busch Companies, Inc.(d)                                                                1,724,820
      25,341   Archer-Daniels-Midland Company                                                                     565,358
      20,400   Avon Products, Inc.                                                                                789,480
       2,500   Brown-Forman Corporation                                                                           121,700
      10,100   Campbell Soup Company(d)                                                                           301,889
       6,500   Clorox Company                                                                                     383,045
      90,600   Coca-Cola Company(d)                                                                             3,771,678
      10,100   Coca-Cola Enterprises, Inc.                                                                        210,585
      22,800   Colgate-Palmolive Company                                                                        1,166,448
      22,100   ConAgra Foods, Inc.                                                                                650,845
      20,200   Costco Wholesale Corporation                                                                       977,882
      17,200   CVS Corporation                                                                                    775,204
      12,400   General Mills, Inc.                                                                                616,404
      42,700   Gillette Company(d)                                                                              1,912,106
      15,050   H.J. Heinz Company                                                                                 586,800
       8,200   Hershey Foods Corporation                                                                          455,428
      12,300   Kellogg Company                                                                                    549,318
      20,980   Kimberly-Clark Corporation(d)                                                                    1,380,694
      31,800   Kroger Company(b)                                                                                  557,772
       5,900   McCormick & Company, Inc.                                                                          227,740
       6,400   Pepsi Bottling Group, Inc.                                                                         173,056
      72,520   PepsiCo, Inc.                                                                                    3,785,544
     109,200   Procter & Gamble Company                                                                         6,014,736
       3,600   Reynolds American, Inc.(c)                                                                         282,960
      19,300   Safeway, Inc.(b)                                                                                   380,982
      33,800   Sara Lee Corporation                                                                               815,932
       5,800   SUPERVALU, Inc.                                                                                    200,216
      27,500   SYSCO Corporation                                                                                1,049,675
       7,100   UST, Inc.                                                                                          341,581
     109,400   Wal-Mart Stores, Inc.(d)                                                                         5,778,508
      44,000   Walgreen Company                                                                                 1,688,280
       7,100   William Wrigley Jr. Company                                                                        491,249
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          44,755,359
=========================================================================================================================

Energy (3.8%)
-------------------------------------------------------------------------------------------------------------------------
       3,400   Amerada Hess Corporation(c)                                                                        280,092
      10,618   Anadarko Petroleum Corporation                                                                     688,153
      14,068   Apache Corporation                                                                                 711,419
       2,600   Ashland, Inc.                                                                                      151,788
      14,420   Baker Hughes, Inc.                                                                                 615,301
       7,000   BJ Services Company                                                                                325,780
      16,834   Burlington Resources, Inc.                                                                         732,279
      91,196   ChevronTexaco Corporation(d)                                                                     4,788,702
      29,740   ConocoPhillips                                                                                   2,582,324
      20,900   Devon Energy Corporation                                                                           813,428
      27,686   El Paso Corporation                                                                                287,934
       5,100   EOG Resources, Inc.                                                                                363,936
     277,672   Exxon Mobil Corporation(d)                                                                      14,233,467
      19,000   Halliburton Company                                                                                745,560
       6,480   Kerr-McGee Corporation                                                                             374,479
       4,200   Kinder Morgan, Inc.                                                                                307,146
      14,900   Marathon Oil Corporation                                                                           560,389
       5,600   Nabors Industries, Ltd.(b)                                                                         287,224
       5,800   Noble Corporation(b)                                                                               288,492
      17,000   Occidental Petroleum Corporation                                                                   992,120
       4,600   Rowan Companies, Inc.(b)                                                                           119,140
      25,300   Schlumberger, Ltd.                                                                               1,693,835
       3,100   Sunoco, Inc.                                                                                       253,301
      13,836   Transocean, Inc.(b)                                                                                586,508
      11,300   Unocal Corporation                                                                                 488,612
      11,000   Valero Energy Corporation                                                                          499,400
      24,000   Williams Companies, Inc.                                                                           390,960
      11,100   XTO Energy, Inc.                                                                                   392,718
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    34,554,487
=========================================================================================================================

Financials (10.8%)
-------------------------------------------------------------------------------------------------------------------------
      12,200   ACE, Ltd.                                                                                          521,550
      21,800   AFLAC, Inc.                                                                                        868,512
      29,496   Allstate Corporation                                                                             1,525,533
       4,650   Ambac Financial Group, Inc.                                                                        381,904
      47,500   American Express Company(d)                                                                      2,677,575
     112,102   American International Group, Inc.(d)                                                            7,361,738
      15,300   AmSouth Bancorporation                                                                             396,270
      13,650   Aon Corporation                                                                                    325,689
       4,100   Apartment Investment & Management Company                                                          158,014
       8,400   Archstone-Smith Trust                                                                              321,720
     173,912   Bank of America Corporation(d)                                                                   8,172,125
      33,400   Bank of New York Company, Inc.                                                                   1,116,228
      23,800   BB&T Corporation                                                                                 1,000,790
       4,478   Bear Stearns Companies, Inc.                                                                       458,144
      10,400   Capital One Financial Corporation                                                                  875,784
      42,325   Charles Schwab Corporation                                                                         506,207
       8,200   Chubb Corporation                                                                                  630,580
       6,425   Cincinnati Financial Corporation                                                                   284,370
       9,000   CIT Group, Inc.                                                                                    412,380
     223,389   Citigroup, Inc.                                                                                 10,762,882
       7,300   Comerica, Inc.                                                                                     445,446
       5,300   Compass Bancshares, Inc.                                                                           257,951
      24,998   Countrywide Financial Corporation                                                                  925,176
      16,000   E*TRADE Financial Corporation(b)                                                                   239,200
      17,400   Equity Office Properties Trust                                                                     506,688
      12,200   Equity Residential REIT                                                                            441,396
      29,700   Federal Home Loan Mortgage Corporation                                                           2,188,890
      41,700   Federal National Mortgage Corporation                                                            2,969,457
       3,600   Federated Investors, Inc.(c)                                                                       109,440
      21,016   Fifth Third Bancorp(d)                                                                             993,636
       5,300   First Horizon National Corporation                                                                 228,483
       6,200   Franklin Resources, Inc.                                                                           431,830
      10,900   Golden West Financial Corporation(b)                                                               669,478
      12,900   Goldman Sachs Group, Inc.                                                                        1,342,116
      12,600   Hartford Financial Services Group, Inc.                                                            873,306
       9,916   Huntington Bancshares, Inc.(c)                                                                     245,718
     153,398   J.P. Morgan Chase & Company                                                                      5,984,056
      10,200   Janus Capital Group, Inc.                                                                          171,462
       5,900   Jefferson-Pilot Corporation                                                                        306,564
      17,500   KeyCorp                                                                                            593,250
      11,600   Lehman Brothers Holdings, Inc.                                                                   1,014,768
       7,500   Lincoln National Corporation                                                                       350,100
       5,700   Loews Corporation                                                                                  400,710
       3,600   M&T Bank Corporation                                                                               388,224
      22,700   Marsh & McLennan Companies, Inc.                                                                   746,830
       8,300   Marshall & Ilsley Corporation                                                                      366,860
       6,100   MBIA, Inc.                                                                                         386,008
      55,005   MBNA Corporation                                                                                 1,550,591
      18,200   Mellon Financial Corporation                                                                       566,202
      40,100   Merrill Lynch & Company, Inc.                                                                    2,396,777
      32,000   MetLife, Inc.                                                                                    1,296,320
       4,200   MGIC Investment Corporation                                                                        289,422
       5,300   Moody's Corporation                                                                                460,305
      47,090   Morgan Stanley and Company                                                                       2,614,437
      25,100   National City Corporation                                                                          942,505
      20,250   North Fork Bancorporation, Inc.                                                                    584,212
       8,000   Northern Trust Corporation                                                                         388,640
       7,900   Plum Creek Timber Company, Inc.                                                                    303,676
      12,200   PNC Financial Services Group, Inc.                                                                 700,768
      13,200   Principal Financial Group, Inc.                                                                    540,408
       8,600   Progressive Corporation                                                                            729,624
       7,900   ProLogis Trust                                                                                     342,307
      12,600   Providian Financial Corporation(b)                                                                 207,522
      22,100   Prudential Financial, Inc.                                                                       1,214,616
      19,987   Regions Financial Corporation                                                                      711,337
       5,500   SAFECO Corporation(c)                                                                              287,320
       9,500   Simon Property Group, Inc.                                                                         614,365
      18,500   SLM Corporation                                                                                    987,715
      14,900   Sovereign Bancorp, Inc.                                                                            335,995
      28,825   St. Paul Travelers Companies, Inc.                                                               1,068,543
      14,400   State Street Corporation                                                                           707,328
      14,000   SunTrust Banks, Inc.                                                                             1,034,320
      13,350   Synovus Financial Corporation(c)                                                                   381,543
       5,000   T. Rowe Price Group, Inc.(c)                                                                       311,000
       4,700   Torchmark Corporation                                                                              268,558
      80,421   U.S. Bancorp                                                                                     2,518,786
      12,758   UnumProvident Corporation(c)                                                                       228,879
      69,015   Wachovia Corporation                                                                             3,630,189
      37,575   Washington Mutual, Inc.                                                                          1,588,671
      72,860   Wells Fargo & Company                                                                            4,528,249
       6,000   XL Capital, Ltd.                                                                                   465,900
       3,900   Zions Bancorporation                                                                               265,317
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                97,397,385
=========================================================================================================================

Health Care (6.7%)
-------------------------------------------------------------------------------------------------------------------------
      67,000   Abbott Laboratories(d)                                                                           3,125,550
       6,314   Aetna, Inc.                                                                                        787,672
       5,700   Allergan, Inc.                                                                                     462,099
       4,500   AmerisourceBergen Corporation                                                                      264,060
      54,652   Amgen, Inc.(b)                                                                                   3,505,926
       8,400   Applera Corporation (Applied Biosystems Group)                                                     175,644
       2,300   Bausch & Lomb, Inc.                                                                                148,258
      26,500   Baxter International, Inc.                                                                         915,310
      10,900   Becton, Dickinson and Company                                                                      619,120
      14,330   Biogen Idec, Inc.(b)                                                                               954,521
      10,850   Biomet, Inc.                                                                                       470,782
      28,700   Boston Scientific Corporation(b)                                                                 1,020,285
      83,800   Bristol-Myers Squibb Company                                                                     2,146,956
       4,500   C.R. Bard, Inc.                                                                                    287,910
      18,575   Cardinal Health, Inc.                                                                            1,080,136
      19,600   Caremark Rx, Inc.(b)                                                                               772,828
       4,700   Chiron Corporation(b)                                                                              156,651
       5,800   CIGNA Corporation                                                                                  473,106
      48,700   Eli Lilly and Company                                                                            2,763,725
       3,300   Express Scripts, Inc.(b,c)                                                                         252,252
       5,000   Fisher Scientific International, Inc.(b)                                                           311,900
      15,900   Forest Laboratories, Inc.(b)                                                                       713,274
      10,700   Genzyme Corporation(b)                                                                             621,349
      18,600   Gilead Sciences, Inc.(b)                                                                           650,814
      13,700   Guidant Corporation                                                                                987,770
      16,350   HCA, Inc.                                                                                          653,346
      10,500   Health Management Associates, Inc.(c)                                                              238,560
       6,730   Hospira, Inc.(b)                                                                                   225,455
       6,900   Humana, Inc.(b)                                                                                    204,861
      10,000   IMS Health, Inc.                                                                                   232,100
     127,706   Johnson & Johnson                                                                                8,099,115
      10,433   King Pharmaceuticals, Inc.(b)                                                                      129,369
       6,000   Laboratory Corporation of America Holdings(b)                                                      298,920
       3,700   Manor Care, Inc.                                                                                   131,091
      12,680   McKesson Corporation                                                                               398,913
      11,755   Medco Health Solutions, Inc.(b)                                                                    489,008
      10,700   MedImmune, Inc.(b)                                                                                 290,077
      52,000   Medtronic, Inc.                                                                                  2,582,840
      95,500   Merck & Company, Inc.                                                                            3,069,370
       2,100   Millipore Corporation(b)                                                                           104,601
      11,600   Mylan Laboratories, Inc.(c)                                                                        205,088
       5,500   PerkinElmer, Inc.                                                                                  123,695
     324,151   Pfizer, Inc.                                                                                     8,716,420
       3,400   Quest Diagnostics, Inc.                                                                            324,870
      63,400   Schering-Plough Corporation                                                                      1,323,792
      15,380   St. Jude Medical, Inc.(b)                                                                          644,883
      14,900   Stryker Corporation                                                                                718,925
      20,050   Tenet Healthcare Corporation(b)                                                                    220,149
       6,900   Thermo Electron Corporation(b)                                                                     208,311
      28,100   UnitedHealth Group, Inc.                                                                         2,473,643
       5,200   Waters Corporation(b)                                                                              243,308
       4,700   Watson Pharmaceuticals, Inc.(b,c)                                                                  154,207
      12,700   WellPoint, Inc.(b)                                                                               1,460,500
      57,400   Wyeth                                                                                            2,444,666
      10,590   Zimmer Holdings, Inc.(b)                                                                           848,471
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               60,926,452
=========================================================================================================================

Industrials (6.2%)
-------------------------------------------------------------------------------------------------------------------------
      33,500   3M Company                                                                                       2,749,345
       8,800   Allied Waste Industries, Inc.(b)                                                                    81,664
       7,200   American Power Conversion Corporation                                                              154,080
       6,300   American Standard Companies, Inc.(b)                                                               260,316
       6,300   Apollo Group, Inc.(b)                                                                              508,473
       3,900   Avery Dennison Corporation                                                                         233,883
      36,128   Boeing Company(d)                                                                                1,870,347
      16,192   Burlington Northern Santa Fe Corporation                                                           766,044
      14,700   Caterpillar, Inc.                                                                                1,433,397
      45,360   Cendant Corporation                                                                              1,060,517
       5,400   Cintas Corporation                                                                                 236,844
       4,000   Cooper Industries, Ltd.                                                                            271,560
       9,200   CSX Corporation                                                                                    368,736
       1,700   Cummins, Inc.                                                                                      142,443
      10,400   Danaher Corporation                                                                                597,064
      10,700   Deere & Company                                                                                    796,080
       5,600   Delta Air Lines, Inc.(b,c)                                                                          41,888
       8,800   Dover Corporation                                                                                  369,072
       6,500   Eaton Corporation                                                                                  470,340
      18,100   Emerson Electric Company(d)                                                                      1,268,810
       5,800   Equifax, Inc.                                                                                      162,980
      12,940   FedEx Corporation                                                                                1,274,461
       3,600   Fluor Corporation                                                                                  196,236
       8,600   General Dynamics Corporation                                                                       899,560
     455,100   General Electric Company                                                                        16,611,145
       5,100   Goodrich Corporation                                                                               166,464
       7,100   H&R Block, Inc.                                                                                    347,900
      37,037   Honeywell International, Inc.                                                                    1,311,480
      11,100   Illinois Tool Works, Inc.                                                                        1,028,748
       7,400   Ingersoll-Rand Company                                                                             594,220
       4,000   ITT Industries, Inc.                                                                               337,800
       5,000   L-3 Communications Holdings, Inc.                                                                  366,200
      15,600   Lockheed Martin Corporation                                                                        866,580
      19,300   Masco Corporation                                                                                  705,029
       5,100   Monster Worldwide, Inc.(b)                                                                         171,564
       2,600   Navistar International Corporation(b,c)                                                            114,348
      17,000   Norfolk Southern Corporation                                                                       615,230
      15,806   Northrop Grumman Corporation                                                                       859,214
       7,500   PACCAR, Inc.                                                                                       603,600
       5,300   Pall Corporation                                                                                   153,435
       5,100   Parker-Hannifin Corporation                                                                        386,274
       9,900   Pitney Bowes, Inc.                                                                                 458,172
       2,700   Power-One, Inc.(b)                                                                                  24,084
       9,500   R.R. Donnelley & Sons Company                                                                      335,255
      19,500   Raytheon Company                                                                                   757,185
       6,300   Robert Half International, Inc.                                                                    185,409
       7,100   Rockwell Automation, Inc.(c)                                                                       351,805
       7,600   Rockwell Collins, Inc.                                                                             299,744
       2,800   Ryder System, Inc.                                                                                 133,756
      29,180   Southwest Airlines Company                                                                         475,050
       5,900   Textron, Inc.                                                                                      435,420
      86,563   Tyco International, Ltd.                                                                         3,093,762
      11,200   Union Pacific Corporation                                                                          753,200
      48,200   United Parcel Service, Inc.                                                                      4,119,172
      22,000   United Technologies Corporation                                                                  2,273,700
       3,300   W.W. Grainger, Inc.                                                                                219,846
      24,630   Waste Management, Inc.                                                                             737,422
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               56,106,353
=========================================================================================================================

Information Technology (8.2%)
-------------------------------------------------------------------------------------------------------------------------
      34,800   ADC Telecommunications, Inc.(b,c)                                                                   93,264
      10,300   Adobe Systems, Inc.                                                                                646,222
      16,600   Advanced Micro Devices, Inc.(b,c)                                                                  365,532
       5,500   Affiliated Computer Services, Inc.(b)                                                              331,045
      15,863   Agilent Technologies, Inc.(b)                                                                      382,298
      16,000   Altera Corporation(b)                                                                              331,200
      16,200   Analog Devices, Inc.                                                                               598,104
       6,900   Andrew Corporation(b,c)                                                                             94,047
      17,300   Apple Computer, Inc.(b)                                                                          1,114,120
      73,100   Applied Materials, Inc.(b)                                                                       1,250,010
      13,300   Applied Micro Circuits Corporation(b)                                                               55,993
       9,800   Autodesk, Inc.                                                                                     371,910
      25,100   Automatic Data Processing, Inc.                                                                  1,113,185
      19,739   Avaya, Inc.(b)                                                                                     339,511
       9,600   BMC Software, Inc.(b)                                                                              178,560
      10,600   Broadcom Corporation(b)                                                                            342,168
      24,600   CIENA Corporation(b)                                                                                82,164
     283,500   Cisco Systems, Inc.(b,d)                                                                         5,471,550
       7,300   Citrix Systems, Inc.(b)                                                                            179,069
      20,033   Computer Associates International, Inc.                                                            622,225
       8,100   Computer Sciences Corporation(b)                                                                   456,597
      16,700   Compuware Corporation(b)                                                                           108,049
       8,500   Comverse Technology, Inc.(b)                                                                       207,825
       6,100   Convergys Corporation(b)                                                                            91,439
      60,400   Corning, Inc.(b)                                                                                   710,908
     106,900   Dell, Inc.(b,d)                                                                                  4,504,766
      13,100   Electronic Arts, Inc.(b)                                                                           808,008
      22,100   Electronic Data Systems Corporation                                                                510,510
     103,124   EMC Corporation(b)                                                                               1,533,454
      35,762   First Data Corporation(d)                                                                        1,521,315
       8,450   Fiserv, Inc.(b)                                                                                    339,606
      16,830   Freescale Semiconductor, Inc.(b)                                                                   308,999
       9,500   Gateway, Inc.(b,c)                                                                                  57,095
     129,961   Hewlett-Packard Company                                                                          2,725,282
     272,200   Intel Corporation                                                                                6,366,758
      71,700   International Business Machines Corporation                                                      7,068,186
       8,100   Intuit, Inc.(b)                                                                                    356,481
       7,000   Jabil Circuit, Inc.(b)                                                                             179,060
      62,200   JDS Uniphase Corporation(b,c)                                                                      197,174
       8,400   KLA-Tencor Corporation(b)                                                                          391,272
       5,600   Lexmark International, Inc.(b)                                                                     476,000
      13,200   Linear Technology Corporation(c)                                                                   511,632
      16,600   LSI Logic Corporation(b,c)                                                                          90,968
     190,275   Lucent Technologies, Inc.(b,c)                                                                     715,434
       5,260   Lucent Technologies, Inc. Warrant(b)                                                                 8,311
      14,000   Maxim Integrated Products, Inc.                                                                    593,460
       3,600   Mercury Interactive Corporation(b)                                                                 163,980
      26,400   Micron Technology, Inc.(b)                                                                         326,040
     397,800   Microsoft Corporation(d)                                                                        10,625,238
       6,250   Molex, Inc.(c)                                                                                     187,500
     104,821   Motorola, Inc.                                                                                   1,802,921
      15,400   National Semiconductor Corporation                                                                 276,430
       4,000   NCR Corporation(b)                                                                                 276,920
      15,400   Network Appliance, Inc.(b)                                                                         511,588
      16,200   Novell, Inc.(b)                                                                                    109,350
       6,000   Novellus Systems, Inc.(b)                                                                          167,340
       7,200   NVIDIA Corporation(b,c)                                                                            169,632
     159,000   Oracle Corporation(b)                                                                            2,181,480
      11,600   Parametric Technology Corporation(b)                                                                68,324
      14,350   Paychex, Inc.                                                                                      489,048
       7,700   PMC-Sierra, Inc.(b)                                                                                 86,625
       4,000   QLogic Corporation(b,c)                                                                            146,920
      70,600   QUALCOMM, Inc.                                                                                   2,993,440
       5,785   Sabre Holdings Corporation                                                                         128,196
      22,400   Sanmina-SCI Corporation(b)                                                                         189,728
       6,600   Scientific-Atlanta, Inc.                                                                           217,866
      21,900   Siebel Systems, Inc.(b)                                                                            229,950
      41,800   Solectron Corporation(b)                                                                           222,794
     144,800   Sun Microsystems, Inc.(b)                                                                          779,024
      12,400   SunGard Data Systems, Inc.(b)                                                                      351,292
      27,300   Symantec Corporation(b)                                                                            703,248
      10,400   Symbol Technologies, Inc.                                                                          179,920
       3,900   Tektronix, Inc.                                                                                    117,819
      19,900   Tellabs, Inc.(b)                                                                                   170,941
       8,400   Teradyne, Inc.(b)                                                                                  143,388
      74,400   Texas Instruments, Inc.                                                                          1,831,728
      14,500   Unisys Corporation(b)                                                                              147,610
      18,200   VERITAS Software Corporation(b)                                                                    519,610
      41,000   Xerox Corporation(b)                                                                               697,410
      15,000   Xilinx, Inc.                                                                                       444,750
      51,500   Yahoo!, Inc.(b)                                                                                  1,940,520
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    74,399,336
=========================================================================================================================

Materials (1.6%)
-------------------------------------------------------------------------------------------------------------------------
       9,800   Air Products and Chemicals, Inc.                                                                   568,106
      37,464   Alcoa, Inc.(d)                                                                                   1,177,119
       3,581   Allegheny Technologies, Inc.                                                                        77,600
       4,800   Ball Corporation                                                                                   211,104
       4,600   Bemis Company, Inc.                                                                                133,814
      40,577   Dow Chemical Company(d)                                                                          2,008,967
      42,719   E.I. du Pont de Nemours and Company                                                              2,095,367
       3,400   Eastman Chemical Company(c)                                                                        196,282
       8,000   Ecolab, Inc.                                                                                       281,040
       5,250   Engelhard Corporation                                                                              161,018
       6,700   Freeport-McMoRan Copper & Gold, Inc.(c)                                                            256,141
      11,083   Georgia-Pacific Corporation                                                                        415,391
       2,200   Great Lakes Chemical Corporation                                                                    62,678
       4,800   Hercules, Inc.(b)                                                                                   71,280
       3,500   International Flavors & Fragrances, Inc.                                                           149,940
      20,921   International Paper Company                                                                        878,682
       4,700   Louisiana-Pacific Corporation                                                                      125,678
       8,680   MeadWestvaco Corporation                                                                           294,165
      11,333   Monsanto Company                                                                                   629,548
      19,117   Newmont Mining Corporation                                                                         848,986
       6,800   Nucor Corporation                                                                                  355,912
       6,400   Pactiv Corporation(b)                                                                              161,856
       4,120   Phelps Dodge Corporation                                                                           407,550
       7,400   PPG Industries, Inc.                                                                               504,384
      14,000   Praxair, Inc.                                                                                      618,100
       6,911   Rohm and Haas Company                                                                              305,674
       3,564   Sealed Air Corporation(b)                                                                          189,854
       3,000   Sigma-Aldrich Corporation                                                                          181,380
       2,400   Temple-Inland, Inc.                                                                                164,160
       4,900   United States Steel Corporation                                                                    251,125
       4,400   Vulcan Materials Company                                                                           240,284
      10,300   Weyerhaeuser Company                                                                               692,366
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 14,715,551
=========================================================================================================================

Telecommunication Services (1.8%)
-------------------------------------------------------------------------------------------------------------------------
      13,100   ALLTEL Corporation                                                                                 769,756
      34,213   AT&T Corporation                                                                                   652,100
      78,900   BellSouth Corporation                                                                            2,192,631
       5,750   CenturyTel, Inc.                                                                                   203,952
      14,400   Citizens Communications Company(c)                                                                 198,576
      47,800   Nextel Communications, Inc.(b)                                                                   1,434,000
      64,918   Qwest Communications International, Inc.(b)                                                        288,236
     142,762   SBC Communications, Inc.                                                                         3,678,977
      63,350   Sprint Corporation                                                                               1,574,248
     119,170   Verizon Communications, Inc.                                                                     4,827,577
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                15,820,053
=========================================================================================================================

Utilities (1.6%)
-------------------------------------------------------------------------------------------------------------------------
      27,900   AES Corporation(b)                                                                                 381,393
       5,900   Allegheny Energy, Inc.(b,c)                                                                        116,289
       8,400   Ameren Corporation(c)                                                                              421,176
      17,040   American Electric Power Company, Inc.                                                              585,154
      23,000   Calpine Corporation(b,c)                                                                            90,620
      11,524   CenterPoint Energy, Inc.(c)                                                                        130,221
       7,800   Cinergy Corporation                                                                                324,714
       8,400   CMS Energy Corporation(b,c)                                                                         87,780
      10,400   Consolidated Edison, Inc.                                                                          455,000
       7,600   Constellation Energy Group, Inc.                                                                   332,196
      14,315   Dominion Resources, Inc.                                                                           969,698
       7,500   DTE Energy Company                                                                                 323,475
      41,222   Duke Energy Corporation                                                                          1,044,153
      12,100   Dynegy, Inc.(b,c)                                                                                   55,902
      14,000   Edison International, Inc.                                                                         448,420
       9,600   Entergy Corporation                                                                                648,864
      28,474   Exelon Corporation(d)                                                                            1,254,849
      14,200   FirstEnergy Corporation                                                                            561,042
       8,000   FPL Group, Inc.                                                                                    598,000
       6,900   KeySpan Corporation                                                                                272,205
       1,900   Nicor, Inc.(c)                                                                                      70,186
      11,634   NiSource, Inc.                                                                                     265,023
       1,600   Peoples Energy Corporation(c)                                                                       70,320
      17,400   PG&E Corporation(b)                                                                                579,072
       3,900   Pinnacle West Capital Corporation                                                                  173,199
       8,100   PPL Corporation                                                                                    431,568
      10,591   Progress Energy, Inc.                                                                              479,137
      10,200   Public Service Enterprise Group, Inc.                                                              528,054
      10,087   Sempra Energy                                                                                      369,991
      31,800   Southern Company                                                                                 1,065,936
       8,600   TECO Energy, Inc.(c)                                                                               131,924
      10,370   TXU Corporation(c)                                                                                 669,487
      17,210   Xcel Energy, Inc.                                                                                  313,222
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 14,248,270
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $391,207,346)                                                         467,302,497
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income (28.5%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (0.4%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   California Infrastructure PG&E Company                           6.480%       12/26/2009        $1,068,121
   1,000,000   Chase Funding Mortgage Loan Asset-Backed                         2.734         9/25/2024           991,936
     400,000   GMAC Mortgage Corporation Loan Trust(e)                          2.547         1/25/2005           400,743
     775,000   Honda Auto Receivables Owner Trust                               2.480         7/18/2008           768,544
     400,000   MBNA Credit Card Master Note Trust(e)                            2.513         1/15/2005           400,956
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    3,630,300
=========================================================================================================================

Basic Materials (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Codelco, Inc.                                                    6.375        11/30/2012           331,024
     450,000   Dow Chemical Company(c)                                          5.750        11/15/2009           481,359
     550,000   Weyerhaeuser Company(c)                                          6.750         3/15/2012           619,758
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            1,432,141
=========================================================================================================================

Capital Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     850,000   Boeing Capital Corporation(c)                                    6.100          3/1/2011           927,147
     225,000   Caterpillar, Inc.                                                4.500         6/15/2009           229,716
   1,050,000   General Electric Company                                         5.000          2/1/2013         1,077,263
     250,000   Honeywell International, Inc.                                    8.625         4/15/2006           266,640
     225,000   Hutchison Whampoa International, Ltd.                            5.450        11/24/2010           233,028
     225,000   Hutchison Whampoa International, Ltd.(c)                         6.250         1/24/2014           236,948
     300,000   John Deere Capital Corporation(c)                                7.000         3/15/2012           345,889
     475,000   Lockheed Martin Corporation(c)                                   8.200         12/1/2009           559,999
     225,000   Northrop Grumman Corporation                                     7.125         2/15/2011           258,213
     425,000   Raytheon Company                                                 5.500        11/15/2012           448,715
     500,000   Tyco International Group SA                                      6.375        10/15/2011           552,028
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              5,135,586
=========================================================================================================================

Commercial Mortgage-Backed Securities (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043         1,034,885
     400,000   Bear Stearns Commercial Mortgage Securities                      3.869         2/11/2041           395,567
     500,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      4.829        11/15/2037           498,855
     200,000   General Electric Capital Commercial Mortgage
               Corporation                                                      4.641         9/10/2013           200,924
   1,000,000   GMAC Commercial Mortgage Securities, Inc.                        4.547        12/10/2041         1,000,312
     400,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                      4.654         1/12/2037           400,990
   1,000,000   LB-UBS Commercial Mortgage Trust                                 3.086         5/15/2027           974,775
   1,822,283   Nationslink Funding Corporation                                  6.316         1/20/2031         1,951,366
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      6,457,674
=========================================================================================================================

Communications Services (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     450,000   AT&T Wireless Services, Inc.(d)                                  7.875          3/1/2011           530,378
     225,000   British Telecom plc                                              8.375        12/15/2010           270,193
     450,000   Cingular Wireless, Inc.(d)                                       6.500        12/15/2011           500,765
     200,000   Comcast Corporation                                              5.500         3/15/2011           211,391
     500,000   Cox Communications, Inc.                                         7.750         11/1/2010           572,747
     225,000   Deutsche Telekom International Finance BV(f)                     8.500         6/15/2010           268,059
     400,000   Deutsche Telekom International Finance BV                        5.250         7/22/2013           411,443
     225,000   France Telecom SA(f)                                             9.250          3/1/2011           268,403
     500,000   News America, Inc.                                               4.750         3/15/2010           509,496
     500,000   SBC Communications, Inc.                                         5.875          2/1/2012           538,502
     600,000   Sprint Capital Corporation                                       7.625         1/30/2011           696,623
     450,000   Sprint Capital Corporation                                       6.900          5/1/2019           503,410
     425,000   Tele-Communications, Inc. (TCI Group)                            7.875          8/1/2013           509,572
     550,000   Telecom Italia Capital SA                                        5.250        11/15/2013           555,904
   1,000,000   Verizon Global Funding Corporation                               7.250         12/1/2010         1,145,687
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    7,492,573
=========================================================================================================================

Consumer Cyclical (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     650,000   AOL Time Warner, Inc.                                            6.875          5/1/2012           740,256
     500,000   DaimlerChrysler North American Holdings Corporation              6.500        11/15/2013           542,308
     750,000   Ford Motor Credit Company                                        5.800         1/12/2009           766,606
   1,025,000   Ford Motor Credit Company(d)                                     7.250        10/25/2011         1,099,237
   1,675,000   General Motors Acceptance Corporation                            5.625         5/15/2009         1,675,060
     500,000   Johnson Controls, Inc.                                           7.125         7/15/2017           584,246
     850,000   Target Corporation                                               6.350         1/15/2011           947,549
     475,000   Toyota Motor Credit Corporation                                  2.875          8/1/2008           461,484
     450,000   Wal-Mart Stores, Inc.                                            7.550         2/15/2030           585,854
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          7,402,600
=========================================================================================================================

Consumer Non-Cyclical (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Bunge Limited Finance Corporation                                4.375        12/15/2008           503,837
     425,000   Coca-Cola HBC Finance BV                                         5.125         9/17/2013           435,912
     600,000   ConAgra Foods, Inc.                                              6.000         9/15/2006           624,720
     750,000   General Mills, Inc.                                              6.000         2/15/2012           813,854
     250,000   GlaxoSmithKline Capital, Inc.                                    5.375         4/15/2034           248,336
     500,000   Kraft Foods, Inc.                                                6.250          6/1/2012           548,882
     500,000   Kroger Company                                                   4.950         1/15/2015           496,068
     450,000   Safeway, Inc.(c)                                                 4.125         11/1/2008           447,358
     500,000   WellPoint, Inc.                                                  5.000        12/15/2014           498,426
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      4,617,393
=========================================================================================================================

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Burlington Resources, Inc.                                       6.500         12/1/2011           559,746
     800,000   ConocoPhillips                                                   4.750        10/15/2012           815,666
     425,000   Pemex Project Funding Master Trust                               9.125        10/13/2010           509,575
     250,000   PennzEnergy Company                                             10.125        11/15/2009           304,390
     500,000   Union Oil Company of California                                  5.050         10/1/2012           511,764
     500,000   Valero Energy Corporation                                        4.750         6/15/2013           493,924
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,195,065
=========================================================================================================================

Financials (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     450,000   Allstate Corporation                                             5.000         8/15/2014           452,943
     250,000   Associates Corporation of North America(d)                       6.250         11/1/2008           270,999
     725,000   Bank of America Corporation                                      3.875         1/15/2008           730,654
     675,000   Bank of America Corporation                                      4.750         8/15/2013           674,037
     425,000   Bank One Corporation                                             5.900        11/15/2011           457,186
     700,000   BB&T Corporation                                                 6.500          8/1/2011           780,794
     650,000   CIT Group, Inc.                                                  4.750        12/15/2010           660,493
   1,000,000   Citigroup, Inc.                                                  3.500          2/1/2008           995,541
     800,000   Countrywide Home Loans, Inc.                                     4.000         3/22/2011           777,808
     650,000   Credit Suisse First Boston USA, Inc.                             3.875         1/15/2009           646,200
     450,000   EOP Operating, LP                                                4.750         3/15/2014           435,316
     675,000   Goldman Sachs Group, Inc.                                        6.600         1/15/2012           753,326
     425,000   Household Finance Corporation                                    4.750         5/15/2009           435,806
     525,000   Household Finance Corporation                                    6.375        11/27/2012           580,064
     625,000   International Lease Finance Corporation                          5.875          5/1/2013           662,974
     650,000   J.P. Morgan Chase & Company                                      4.500        11/15/2010           658,980
     650,000   Lehman Brothers Holdings, Inc.                                   3.950        11/10/2009           643,442
     450,000   Merrill Lynch & Company, Inc.                                    5.000          2/3/2014           451,611
   1,250,000   Morgan Stanley and Company                                       3.875         1/15/2009         1,243,051
     675,000   ProLogis Trust                                                   5.500          3/1/2013           699,623
     425,000   SouthTrust Corporation                                           5.800         6/15/2014           450,058
     450,000   Student Loan Marketing Corporation                               4.000         1/15/2010           446,516
     450,000   Union Planters Corporation                                       4.375         12/1/2010           449,192
     500,000   Washington Mutual Bank FA                                        5.500         1/15/2013           516,352
     900,000   Wells Fargo & Company                                            4.200         1/15/2010           903,658
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                15,776,624
=========================================================================================================================

Foreign (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Canadian Government(c)                                           5.250         11/5/2008         1,585,768
     625,000   European Investment Bank(c)                                      3.000         6/16/2008           619,684
     450,000   Export-Import Bank of Korea                                      4.125         2/10/2009           448,777
   1,000,000   Ontario Electricity Financial Corporation                        7.450         3/31/2013         1,199,761
     250,000   Petro-Canada, Ltd.                                               8.600         1/15/2010           305,946
     500,000   Province of Newfoundland                                         8.650        10/22/2022           696,876
     600,000   Province of Quebec(c)                                            4.875          5/5/2014           609,773
     750,000   Republic of Italy(c)                                             4.375         6/15/2013           745,172
     875,000   United Mexican States                                            7.500         1/14/2012           992,250
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    7,204,007
=========================================================================================================================

Mortgage-Backed Securities (9.9%)
-------------------------------------------------------------------------------------------------------------------------
      22,618   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          4/1/2009            23,732
      18,665   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500          8/1/2010            19,794
      19,309   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000         11/1/2010            20,472
     114,214   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          2/1/2011           121,094
      66,021   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          5/1/2012            69,280
      25,892   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          8/1/2012            27,446
      51,712   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         11/1/2012            54,805
      19,889   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          8/1/2013            21,081
     174,495   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          2/1/2014           182,970
     227,444   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500          4/1/2014           235,573
     232,245   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          4/1/2014           243,589
      87,963   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          6/1/2014            93,208
     107,659   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500          9/1/2014           114,188
     285,378   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          7/1/2016           302,199
   2,383,764   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500         12/1/2017         2,465,124
   7,000,000   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Conventional(g)                                                  5.000          1/1/2035         6,949,684
   8,150,000   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Conventional(g)                                                  6.000          1/1/2035         8,417,418
      10,008   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          6/1/2012            10,624
      25,618   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          4/1/2024            27,016
     120,506   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     9.000         11/1/2024           134,201
       6,795   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     9.000          4/1/2025             7,566
       9,771   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2025            10,404
      12,007   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.500          9/1/2025            13,195
      19,950   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          1/1/2026            21,715
       8,321   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          5/1/2026             8,757
      30,794   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2026            32,772
      39,931   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          7/1/2026            41,426
       5,102   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          7/1/2026             5,481
       1,939   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          8/1/2026             2,082
      15,600   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000         11/1/2026            16,984
       9,274   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          1/1/2027             9,962
      27,965   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          2/1/2027            29,414
      23,962   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          2/1/2027            25,446
      39,628   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          3/1/2027            43,144
      18,668   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          4/1/2027            20,041
      23,308   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2027            24,752
      48,791   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          6/1/2027            53,035
      17,410   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.500          7/1/2027            19,043
      20,046   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2027            21,288
      23,477   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000         10/1/2027            25,519
      24,861   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         11/1/2027            26,689
      20,494   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         12/1/2027            21,555
      35,101   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         12/1/2027            37,682
      47,923   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          3/1/2028            50,863
      17,559   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          5/1/2028            18,851
      97,502   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          6/1/2028           102,505
      17,485   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          7/1/2028            18,558
      44,064   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000         10/1/2028            46,766
      68,643   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         11/1/2028            72,165
      21,291   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          1/1/2029            22,384
     170,533   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          3/1/2029           176,556
      90,849   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          4/1/2029            95,468
     155,053   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          5/1/2029           160,529
     154,719   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2029           164,117
      79,812   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          7/1/2029            83,870
      92,864   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          8/1/2029            97,586
      33,276   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2029            35,297
      43,541   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000         10/1/2029            46,185
      30,531   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         11/1/2029            32,737
       9,840   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          1/1/2030            10,432
      66,967   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          1/1/2030            71,778
      31,554   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          8/1/2030            34,194
     169,392   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          3/1/2031           175,225
     450,394   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          6/1/2031           465,905
     401,135   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          1/1/2032           414,950
   1,184,757   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000         10/1/2032         1,225,561
      90,233   Federal Home Loan Mortgage Corporation Gold 7-Yr.
               Balloon                                                          6.000          4/1/2006            92,174
   9,150,000   Federal National Mortgage Association 15-Yr.
               Conventional(g)                                                  4.500          1/1/2020         9,118,542
  11,800,000   Federal National Mortgage Association 15-Yr.
               Conventional(g)                                                  5.000          1/1/2020        11,984,375
   1,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(c)                                                  7.125         1/15/2030         1,257,867
  30,600,000   Federal National Mortgage Association 30-Yr.
               Conventional(g)                                                  5.500          1/1/2035        31,059,000
      10,915   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          7.500          7/1/2026            11,720
   1,162,023   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500          7/1/2032         1,219,683
     505,046   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         12/1/2032           530,106
       8,660   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              9.000          4/1/2010             9,318
      11,586   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          2/1/2011            12,167
      17,496   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              8.000          5/1/2011            18,611
      23,015   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000          6/1/2011            24,402
      12,125   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          7/1/2011            12,874
      13,640   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.500          7/1/2011            14,485
      88,409   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          5/1/2012            93,835
      37,509   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          7/1/2012            39,810
      75,448   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000         10/1/2012            79,993
      17,027   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000         12/1/2012            18,053
      71,598   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          6/1/2013            75,991
     250,183   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              5.500         12/1/2013           259,271
     198,639   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000         12/1/2013           208,642
      55,281   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.500          4/1/2015            58,698
     138,829   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         11/1/2013           145,785
      11,838   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                             10.500          8/1/2020            13,232
       6,592   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              9.500          4/1/2025             7,415
       3,767   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          9/1/2025             4,048
      13,991   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500         11/1/2025            15,384
       9,946   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          1/1/2026            10,593
       1,873   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          1/1/2026             2,039
      30,750   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          2/1/2026            32,348
      12,280   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2026            13,072
      18,301   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          4/1/2026            19,252
      36,368   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2026            37,766
       3,872   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500          5/1/2026             4,249
      49,534   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2026            53,184
       5,115   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          8/1/2026             5,565
      36,986   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              9.000          9/1/2026            41,179
      17,204   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         11/1/2026            18,313
       8,150   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000         11/1/2026             8,867
       5,516   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2026             5,922
         609   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          1/1/2027               649
       5,164   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          2/1/2027             5,544
      16,483   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2027            17,545
      18,096   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500%         5/1/2027            19,419
      23,620   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2027            24,835
      14,561   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          7/1/2027            15,467
      12,036   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          7/1/2027            13,095
      29,040   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2027            31,164
      86,537   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          9/1/2027            94,151
      25,182   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2027            26,749
      75,200   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2027            80,699
      27,829   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000         12/1/2027            30,277
      70,173   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          2/1/2028            73,782
      46,924   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          2/1/2028            49,844
     268,127   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2028           281,757
      62,954   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          8/1/2028            66,830
     168,876   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         11/1/2028           177,461
       9,511   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         11/1/2028            10,096
     475,164   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         12/1/2028           493,022
      80,980   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         12/1/2028            85,966
      99,440   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          3/1/2029           103,052
     116,136   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          6/1/2029           121,993
     167,164   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          7/1/2029           173,237
      74,488   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2029            78,245
     204,895   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2029           219,614
     187,984   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         11/1/2029           194,812
     130,298   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         11/1/2029           138,240
      63,324   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500          4/1/2030            69,030
      17,613   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2030            18,872
     155,758   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          4/1/2031           161,275
     338,506   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2031           350,498
     297,456   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2031           312,262
     143,443   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         10/1/2031           150,583
     165,580   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         12/1/2031           173,822
     201,320   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          5/1/2032           211,310
      15,311   Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.500         5/15/2009            16,190
      40,458   Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.000         4/15/2011            42,649
      13,771   Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.500         6/15/2011            14,664
      15,702   Government National Mortgage Association 15-Yr. Pass
               Through                                                          7.500         7/15/2011            16,730
      45,563   Government National Mortgage Association 15-Yr. Pass
               Through                                                          7.000         4/15/2012            48,540
     209,164   Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.000         7/15/2014           220,678
     116,610   Government National Mortgage Association 30-Yr.
               Conventional                                                     7.000         7/15/2028           124,135
     152,319   Government National Mortgage Association 30-Yr.
               Conventional                                                     6.500         1/15/2029           160,542
   1,000,000   Government National Mortgage Association 30-Yr.
               Conventional(g)                                                  6.500          1/1/2035         1,051,875
       4,460   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.500        12/15/2024             5,027
      18,761   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.500         1/15/2025            21,147
     118,174   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000         3/15/2025           132,443
       3,148   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         8/15/2025             3,393
      22,944   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2026            24,464
      70,735   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2026            75,422
      45,014   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         4/15/2026            47,996
       7,549   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         4/15/2026             8,213
      38,670   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000         5/15/2026            40,258
      34,163   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         5/15/2026            36,427
      16,842   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         5/15/2026            18,138
      71,429   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         6/15/2026            76,162
      37,332   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         6/15/2026            40,864
       4,334   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         7/15/2026             4,744
      57,554   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         9/15/2026            62,623
      26,402   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        10/15/2026            28,435
      28,040   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        11/15/2026            30,509
       3,423   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500        11/15/2026             3,747
      11,273   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000        12/15/2026            12,608
       9,346   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         1/15/2027            10,060
      68,789   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         4/15/2027            74,042
      19,693   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         6/20/2027            21,322
      10,383   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         8/15/2027            11,287
     130,424   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500        10/15/2027           137,648
      82,162   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000        10/15/2027            87,501
      96,914   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000        11/15/2027           103,209
      67,750   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2028            71,455
      99,015   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         7/15/2028           106,395
     193,061   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         9/15/2028           203,617
     171,995   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000        12/15/2028           178,893
     284,882   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         3/15/2029           300,261
     134,581   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         4/15/2029           141,846
      91,943   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         4/15/2029            97,801
     294,137   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000         6/15/2029           305,702
     146,899   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         6/15/2029           156,258
      40,971   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         8/15/2029            44,013
      27,212   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         9/15/2029            29,711
     145,294   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         5/15/2030           157,740
     121,079   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         9/15/2031           128,693
     255,882   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         2/15/2032           269,599
     139,437   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2032           146,911
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                89,525,229
=========================================================================================================================

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   International Business Machines Corporation                      7.500         6/15/2013           598,538
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   598,538
=========================================================================================================================

Transportation (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     425,000   CSX Corporation(d)                                               5.500          8/1/2013           444,469
     450,000   FedEx Corporation                                                3.500          4/1/2009           440,606
     500,000   Union Pacific Corporation                                        6.500         4/15/2012           556,889
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,441,964
=========================================================================================================================

U.S. Government (10.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,020,000   Federal Home Loan Bank                                           6.625         8/27/2007         1,102,367
   1,000,000   Federal Home Loan Bank(c)                                        2.750         3/14/2008           977,249
   1,000,000   Federal Home Loan Bank                                           5.925          4/9/2008         1,073,954
   1,000,000   Federal Home Loan Bank(c)                                        3.750         8/18/2009           997,884
  10,000,000   Federal Home Loan Mortgage Corporation(e)                        2.415          3/9/2005        10,000,700
   4,000,000   Federal Home Loan Mortgage Corporation(c)                        2.875        12/15/2006         3,971,936
   3,000,000   Federal Home Loan Mortgage Corporation(c)                        5.750         4/15/2008         3,203,547
   1,500,000   Federal Home Loan Mortgage Corporation                           5.125         7/15/2012         1,576,986
   3,300,000   Federal National Mortgage Association(c)                         5.500         2/15/2006         3,388,041
   2,000,000   Federal National Mortgage Association                            7.120          7/3/2006         2,115,512
     600,000   Federal National Mortgage Association                            3.250         1/15/2008           595,388
   1,000,000   Federal National Mortgage Association                            5.250         1/15/2009         1,055,700
     850,000   Federal National Mortgage Association                            6.250          2/1/2011           931,868
   1,500,000   Federal National Mortgage Association                            5.625         4/17/2028         1,572,278
   1,200,000   Inter-American Development Bank                                  5.375        11/18/2008         1,276,873
   1,000,000   Resolution Funding Corporation                                   8.625         1/15/2021         1,394,884
   2,000,000   Tennessee Valley Authority                                       6.375         6/15/2005         2,031,802
   1,750,000   U.S. Treasury Bonds(c)                                           7.250         5/15/2016         2,190,508
     925,000   U.S. Treasury Bonds(c)                                           8.875         2/15/2019         1,330,736
     450,000   U.S. Treasury Bonds(c)                                           8.125         8/15/2019           614,215
     650,000   U.S. Treasury Bonds(c)                                           7.875         2/15/2021           878,211
     600,000   U.S. Treasury Bonds(c)                                           8.000        11/15/2021           823,617
     400,000   U.S. Treasury Bonds(c)                                           7.250         8/15/2022           515,516
     250,000   U.S. Treasury Bonds(c)                                           7.625        11/15/2022           334,131
     625,000   U.S. Treasury Bonds(c)                                           7.125         2/15/2023           797,534
     750,000   U.S. Treasury Bonds(c)                                           6.250         8/15/2023           878,056
   1,100,000   U.S. Treasury Bonds(c)                                           7.500        11/15/2024         1,470,218
     500,000   U.S. Treasury Bonds(c)                                           6.875         8/15/2025           629,785
   6,625,000   U.S. Treasury Bonds(c)                                           5.250        11/15/2028         6,943,828
   2,000,000   U.S. Treasury Notes(c)                                           5.875        11/15/2005         2,053,204
   1,100,000   U.S. Treasury Notes(c)                                           5.625         2/15/2006         1,134,032
   2,000,000   U.S. Treasury Notes(c)                                           6.875         5/15/2006         2,105,860
   2,350,000   U.S. Treasury Notes(c)                                           7.000         7/15/2006         2,491,550
   2,625,000   U.S. Treasury Notes(c)                                           6.500        10/15/2006         2,782,295
   2,700,000   U.S. Treasury Notes(c)                                           3.500        11/15/2006         2,722,783
  10,250,000   U.S. Treasury Notes(c)                                           4.375         5/15/2007        10,534,673
   1,700,000   U.S. Treasury Notes(c)                                           6.125         8/15/2007         1,824,445
   2,800,000   U.S. Treasury Notes(c)                                           5.500         2/15/2008         2,983,532
   1,000,000   U.S. Treasury Notes(c)                                           3.250         8/15/2008           995,352
     900,000   U.S. Treasury Notes(c)                                           5.500         5/15/2009           973,406
     550,000   U.S. Treasury Notes(c)                                           6.000         8/15/2009           606,590
   1,350,000   U.S. Treasury Notes(c)                                           6.500         2/15/2010         1,528,400
   3,200,000   U.S. Treasury Notes(c)                                           5.000         2/15/2011         3,404,125
   1,100,000   U.S. Treasury Notes(c)                                           5.000         8/15/2011         1,171,027
   2,050,000   U.S. Treasury Notes(c)                                           4.875         2/15/2012         2,166,754
   2,325,000   U.S. Treasury Notes(c)                                           4.250         8/15/2013         2,343,347
     750,000   U.S. Treasury Notes(c)                                           4.750         5/15/2014           781,582
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           97,276,281
=========================================================================================================================

Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     475,000   Alliant Energy Resources, Inc.(d)                                7.375         11/9/2009           540,639
     250,000   Columbia Energy Group                                            7.320        11/28/2010           258,146
     450,000   Duke Capital Corporation(c)                                      7.500         10/1/2009           509,319
     450,000   FirstEnergy Corporation                                          6.450        11/15/2011           488,912
     750,000   Niagara Mohawk Power Corporation                                 7.750         10/1/2008           843,737
     425,000   Oncor Electric Delivery Company                                  6.375         1/15/2015           468,277
     200,000   Pacific Gas & Electric Company                                   6.050          3/1/2034           207,723
     700,000   Public Service Company of Colorado                               7.875         10/1/2012           847,935
   1,000,000   Public Service Electric & Gas Company                            6.375          5/1/2008         1,072,905
     225,000   Southern California Edison Company                               5.000         1/15/2014           228,641
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  5,466,234
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $250,665,331)                                               256,652,209
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (9.7%)          Interest Rate(h)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  87,956,677   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $87,956,677
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $87,956,677)                                                                                    87,956,677
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (10.1%)                        Interest Rate(h)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $10,000,000   Alcon Capital Corporation                                        2.300%        1/14/2005        $9,991,694
   5,500,000   Amsterdam Funding Corporation                                    2.300         1/18/2005         5,494,026
   9,000,000   Edison Asset Securitization, LLC                                 2.380         1/24/2005         8,986,315
  15,000,000   Greenwich Capital Holdings, Inc.                                 2.210          1/3/2005        14,998,158
  13,500,000   Preferred Receivables Funding Corporation                        2.310         1/11/2005        13,491,338
   4,289,000   Ranger Funding Company, LLC                                      2.300         1/13/2005         4,285,712
   9,397,579   Thrivent Money Market Portfolio                                  1.800               N/A         9,397,579
  15,535,000   Ventures Business Trust                                          2.230          1/3/2005        15,533,075
   9,000,000   Windmill Funding Corporation                                     2.340         1/19/2005         8,989,470
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                91,167,367
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $820,996,721)                                                         $903,078,750
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(e) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(f) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(g) Denotes investments purchased on a when-issued basis.

(h) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.






High Yield Portfolio
Schedule of Investments as of December 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (87.2%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (1.0%)
-------------------------------------------------------------------------------------------------------------------------
  $3,600,000   CSAM Funding Corporation(b)                                     12.780%       10/15/2016        $3,636,000
   2,550,000   Katonah, Ltd.(b)                                                12.015         2/20/2015         2,607,375
   3,000,000   Venture CDO 2002, Ltd.(b)                                       13.060         3/15/2015         3,067,500
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    9,310,875
=========================================================================================================================

Basic Materials (12.0%)
-------------------------------------------------------------------------------------------------------------------------
   4,010,000   Abitibi-Consolidated, Inc.(c)                                    6.000         6/20/2013         3,824,538
   1,490,000   Ainsworth Lumber Company, Ltd.(d)                                6.271         3/30/2005         1,519,800
   3,340,000   Ainsworth Lumber Company, Ltd.                                   6.750         3/15/2014         3,239,800
   2,260,000   Appleton Papers, Inc.                                            8.125         6/15/2011         2,435,150
   2,820,000   Appleton Papers, Inc.                                            9.750         6/15/2014         3,116,100
   3,450,000   Arch Western Finance, LLC                                        6.750          7/1/2013         3,562,125
   2,600,000   BCP Caylux Holdings Luxembourg SCA                               9.625         6/15/2014         2,931,500
   2,250,000   Buckeye Technologies, Inc.(c)                                    8.000        10/15/2010         2,250,000
   1,400,000   Buckeye Technologies, Inc.                                       8.500         10/1/2013         1,519,000
   3,400,000   Cellu Tissue Holdings, Inc.                                      9.750         3/15/2010         3,527,500
   3,970,000   Crystal US Holdings 3, LLC/Crystal US Sub 3
               Corporation(e,c)                                           Zero Coupon         10/1/2014         2,719,450
   2,000,000   Equistar Chemicals, LP                                          10.125          9/1/2008         2,305,000
   3,400,000   Georgia-Pacific Corporation                                      8.125         5/15/2011         3,910,000
   3,250,000   Georgia-Pacific Corporation                                      9.375          2/1/2013         3,786,250
   3,150,000   Graphic Packaging International Corporation                      9.500         8/15/2013         3,583,125
   4,100,000   HMP Equity Holdings Corporation                            Zero Coupon         5/15/2008         2,711,125
   2,480,000   Hudbay Mining and Smelting Company, Ltd.                         9.625         1/15/2012         2,430,400
   3,217,000   Huntsman International, LLC(c)                                  10.125          7/1/2009         3,385,892
   2,490,000   Huntsman, LLC                                                   11.500         7/15/2012         2,944,425
   2,850,000   IMCO Recycling, Inc.                                            10.375        10/15/2010         3,234,750
   1,800,000   ISP Chemco, Inc.                                                10.250          7/1/2011         2,034,000
   3,900,000   ISP Holdings, Inc.                                              10.625        12/15/2009         4,319,250
   1,700,000   Ispat Inland ULC(d)                                              8.756          4/1/2005         1,848,750
   1,196,000   Ispat Inland ULC                                                 9.750          4/1/2014         1,477,060
     832,000   Lyondell Chemical Company(c)                                     9.875          5/1/2007           871,520
   2,300,000   Lyondell Chemical Company                                        9.500        12/15/2008         2,495,500
   4,780,000   Lyondell Chemical Company(c)                                    10.500          6/1/2013         5,688,200
   4,200,000   MacDermid, Inc.                                                  9.125         7/15/2011         4,662,000
   4,000,000   MDP Acquisitions plc                                             9.625         10/1/2012         4,460,000
   3,000,000   Methanex Corporation                                             8.750         8/15/2012         3,502,500
   4,300,000   Nalco Company                                                    7.750        11/15/2011         4,644,000
   4,000,000   NOVA Chemicals Corporation                                       6.500         1/15/2012         4,240,000
   4,050,000   Polypore, Inc.                                                   8.750         5/15/2012         4,232,250
   2,850,000   Rockwood Specialties, Inc.                                      10.625         5/15/2011         3,277,500
     490,000   Rockwood Specialties, Inc.                                       7.500        11/15/2014           508,375
   1,980,000   Ryerson Tull, Inc.                                               8.250        12/15/2011         1,999,800
   1,800,000   Steel Dynamics, Inc.(c)                                          9.500         3/15/2009         1,971,000
   1,600,000   Steel Dynamics, Inc.                                             9.500         3/15/2009         1,752,000
   2,280,000   Stone Container Finance(c)                                       7.375         7/15/2014         2,428,200
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                          115,347,835
=========================================================================================================================

Capital Goods (8.9%)
-------------------------------------------------------------------------------------------------------------------------
   4,830,000   Allied Waste North America, Inc.                                 7.875         4/15/2013         4,950,750
   4,550,000   Amsted Industries, Inc.                                         10.250        10/15/2011         5,141,500
   2,300,000   Case New Holland, Inc.                                           9.250          8/1/2011         2,558,750
   1,710,000   Case New Holland, Inc.                                           9.250          8/1/2011         1,902,375
   4,080,000   Consolidated Container Company, LLC(e)                     Zero Coupon         6/15/2009         3,427,200
   4,000,000   Crown Cork & Seal Finance plc                                    7.000        12/15/2006         4,200,000
   2,300,000   Crown Euro Holdings SA(c)                                       10.875          3/1/2013         2,719,750
   3,400,000   Da-Lite Screen Company, Inc.                                     9.500         5/15/2011         3,740,000
   2,850,000   Erico International Corporation                                  8.875          3/1/2012         2,992,500
   4,000,000   Euramax International plc                                        8.500         8/15/2011         4,270,000
   2,850,000   Fastentech, Inc.                                                11.500          5/1/2011         3,277,500
   2,470,000   Graham Packaging Company, Inc.                                   9.875        10/15/2014         2,636,725
   2,295,000   Hexcel Corporation(c)                                            9.750         1/15/2009         2,386,800
     490,000   IMCO Recycling Escrow, Inc.                                      9.000        11/15/2014           509,600
     990,000   K&F Acquisition, Inc.                                            7.750        11/15/2014         1,022,175
   2,850,000   Legrand SA                                                      10.500         2/15/2013         3,377,250
   1,150,000   Legrand SA                                                       8.500         2/15/2025         1,357,000
   1,700,000   Mueller Group, Inc.                                             10.000          5/1/2012         1,853,000
   3,450,000   Mueller Holdings, Inc.(e)                                  Zero Coupon         4/15/2014         2,363,250
   3,450,000   NationsRent, Inc.                                                9.500        10/15/2010         3,864,000
   4,000,000   Norcraft Companies, LP/Norcraft Finance                          9.000         11/1/2011         4,320,000
   2,665,000   Owens-Brockway Glass Container, Inc.                             8.875         2/15/2009         2,894,856
   1,400,000   Owens-Brockway Glass Container, Inc.(c)                          8.250         5/15/2013         1,540,000
   3,150,000   Owens-Illinois, Inc.(c)                                          7.500         5/15/2010         3,342,938
   3,700,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011         4,162,500
   1,490,000   Standard Aero Holdings, Inc.                                     8.250          9/1/2014         1,609,200
   1,700,000   TD Funding Corporation                                           8.375         7/15/2011         1,823,250
   3,400,000   Texas Industries, Inc.                                          10.250         6/15/2011         3,978,000
   3,000,000   United Rentals North America, Inc.                               6.500         2/15/2012         2,925,000
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             85,145,869
=========================================================================================================================

Communications Services (21.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,480,000   AirGate PCS, Inc.(d)                                             5.850         1/18/2005         1,520,700
   4,000,000   Alamosa Delaware, Inc.                                           8.500         1/31/2012         4,370,000
   3,960,000   American Tower Corporation                                       7.125        10/15/2012         4,049,100
   2,300,000   American Towers, Inc.                                            7.250         12/1/2011         2,438,000
   1,970,000   AT&T Corporation(e)                                              9.050        11/15/2011         2,267,962
   1,970,000   AT&T Corporation(e)                                              9.750        11/15/2031         2,351,688
   6,000,000   Block Communications, Inc.                                       9.250         4/15/2009         6,540,000
   4,000,000   Cablevision Systems Corporation(c)                               8.000         4/15/2012         4,270,000
   4,523,629   CanWest Media, Inc.                                              8.000         9/15/2012         4,851,592
   4,000,000   Century Communications Corporation(f)                            8.875         1/15/2007         4,800,000
   2,480,000   Century Communications Corporation(f)                      Zero Coupon         1/15/2008         1,736,000
   3,980,000   Cenveo Corporation(c)                                            7.875         12/1/2013         3,701,400
   1,490,000   Charter Communications Holdings II, LLC                         10.250         9/15/2010         1,579,400
   2,880,000   Charter Communications Holdings, LLC                            10.750         10/1/2009         2,620,800
   2,570,000   Charter Communications Holdings, LLC                             8.750        11/15/2013         2,653,525
   2,970,000   Charter Communications Operating, LLC                            8.000         4/30/2012         3,088,800
   2,470,000   Citizens Communications Company                                  6.250         1/15/2013         2,488,525
   4,000,000   Crown Castle International Corporation                           9.375          8/1/2011         4,480,000
   2,300,000   CSC Holdings, Inc.                                               7.625          4/1/2011         2,478,250
   1,430,000   Dex Media East, LLC/Dex Media East Finance Company              12.125        11/15/2012         1,742,812
   1,660,000   Dex Media West, LLC/Dex Media West Finance Company(c)            9.875         8/15/2013         1,913,150
   2,850,000   Dex Media, Inc.(c,e)                                       Zero Coupon        11/15/2013         2,233,688
   3,400,000   Dex Media, Inc.(c)                                               8.000        11/15/2013         3,680,500
   4,600,000   EchoStar DBS Corporation(c)                                      6.375         10/1/2011         4,703,500
   2,550,000   Eircom Funding(g)                                                8.250         8/15/2013         2,817,750
     987,000   Houghton Mifflin Company(c)                                      9.875          2/1/2013         1,080,765
   1,484,000   Houghton Mifflin Company(e)                                Zero Coupon        10/15/2013         1,090,740
   2,900,000   iPCS Escrow Company                                             11.500          5/1/2012         3,291,500
     500,000   IWO Escrow Company(d,h)                                          5.820         4/15/2005           503,750
     500,000   IWO Escrow Company(e,h)                                    Zero Coupon         1/15/2015           310,000
   4,060,000   Kabel Deutschland GmbH                                          10.625          7/1/2014         4,669,000
   1,650,000   Liberty Media Corporation, Convertible                           3.250         3/15/2031         1,619,062
   3,460,000   MCI, Inc.                                                        6.688          5/1/2009         3,581,100
   2,470,000   MCI, Inc.                                                        7.735          5/1/2014         2,655,250
   3,950,000   Nebraska Book Company, Inc.                                      8.625         3/15/2012         4,048,750
   1,480,000   New Skies Satellites NV(d)                                       7.445          5/3/2005         1,524,400
     990,000   New Skies Satellites NV(c)                                       9.125         11/1/2012         1,009,800
   4,175,000   Nexstar Finance, Inc.                                            7.000         1/15/2014         4,133,250
   4,000,000   Nextel Communications, Inc.                                      6.875        10/31/2013         4,340,000
   2,460,000   Nextel Communications, Inc.                                      5.950         3/15/2014         2,546,100
   3,140,000   Nextel Communications, Inc.                                      7.375          8/1/2015         3,454,000
   4,000,000   Nextel Partners, Inc.(c)                                         8.125          7/1/2011         4,440,000
   2,800,000   NTL Cable plc(c,d)                                               7.070         1/18/2005         2,884,000
   2,260,000   NTL Cable plc(c)                                                 8.750         4/15/2014         2,548,150
   2,470,000   PanAmSat Corporation                                             9.000         8/15/2014         2,757,138
   2,955,000   PanAmSat Holding Corporation(e)                            Zero Coupon         11/1/2014         2,031,562
   4,850,000   Paxson Communications Corporation(e)                       Zero Coupon         1/15/2009         4,534,750
   2,900,000   PRIMEDIA, Inc.(d)                                                7.651         2/15/2005         3,074,000
   2,470,000   Qwest Communications International, Inc.(d)                      5.800         2/15/2005         2,500,875
   4,150,000   Qwest Communications International, Inc.                         7.250         2/15/2011         4,253,750
   4,950,000   Qwest Corporation                                                7.875          9/1/2011         5,370,750
   7,330,000   Qwest Services Corporation                                      13.500        12/15/2010         8,814,325
   1,480,000   Rainbow National Services, LLC                                   8.750          9/1/2012         1,624,300
   3,460,000   Rainbow National Services, LLC                                  10.375          9/1/2014         3,901,150
   2,470,000   Rogers Wireless, Inc.(c)                                         8.000        12/15/2012         2,612,025
     990,000   Rogers Wireless, Inc.                                            7.500         3/15/2015         1,044,450
   4,285,000   Sinclair Broadcast Group, Inc.                                   8.000         3/15/2012         4,552,812
   3,150,000   Spectrasite, Inc.                                                8.250         5/15/2010         3,362,625
   1,975,000   UbiquiTel Operating Company                                      9.875          3/1/2011         2,216,938
   3,150,000   US Unwired, Inc.(c)                                             10.000         6/15/2012         3,551,625
   1,400,000   Vertis, Inc.                                                     9.750          4/1/2009         1,519,000
   2,000,000   Vertis, Inc.(c)                                                 10.875         6/15/2009         2,170,000
   3,950,000   Videotron, Ltd.                                                  6.875         1/15/2014         4,083,312
   3,220,000   WDAC Subsidiary Corporation                                      8.375         12/1/2014         3,175,725
   2,800,000   Western Wireless Corporation                                     9.250         7/15/2013         3,045,000
   3,500,000   XM Satellite Radio, Inc.(d)                                      7.660          2/1/2005         3,600,625
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                  202,903,496
=========================================================================================================================

Consumer Cyclical (14.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,490,000   Allied Security Escrow Corporation                              11.375         7/15/2011         1,557,050
   4,300,000   American Casino & Entertainment Properties, LLC                  7.850          2/1/2012         4,568,750
   2,960,000   ArvinMeritor, Inc.                                               8.750          3/1/2012         3,418,800
   2,970,000   Aztar Corporation                                                7.875         6/15/2014         3,274,425
   4,750,000   Beazer Homes USA, Inc.                                           8.625         5/15/2011         5,177,500
   6,360,000   Blockbuster, Inc.                                                9.000          9/1/2012         6,280,500
   4,400,000   Buffets, Inc.                                                   11.250         7/15/2010         4,708,000
   2,850,000   Caesars Entertainment, Inc.(c)                                   8.125         5/15/2011         3,291,750
   4,940,000   D.R. Horton, Inc.                                                4.875         1/15/2010         4,915,300
   3,400,000   Gaylord Entertainment Company                                    8.000        11/15/2013         3,672,000
   1,970,000   Gaylord Entertainment Company                                    6.750        11/15/2014         1,979,850
   5,120,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013         5,440,000
   2,960,000   Jean Coutu Group (PJC), Inc.                                     7.625          8/1/2012         3,130,200
   1,980,000   Jean Coutu Group (PJC), Inc.(c)                                  8.500          8/1/2014         2,029,500
   4,700,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012         5,311,000
   2,543,000   KinderCare Learning Centers                                      9.500         2/15/2009         2,552,536
   2,800,000   La Quinta Properties, Inc.                                       8.875         3/15/2011         3,122,000
   3,220,000   MGM MIRAGE(c)                                                    5.875         2/27/2014         3,163,650
   4,550,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009         4,675,125
   5,200,000   NCL Corporation                                                 10.625         7/15/2014         5,200,000
   1,480,000   Norcraft Holdings, LP(e)                                   Zero Coupon          9/1/2012         1,110,000
   3,120,000   Penn National Gaming, Inc.                                       6.875         12/1/2011         3,244,800
   2,800,000   Perry Ellis International, Inc.                                  8.875         9/15/2013         2,940,000
   3,000,000   Premier Entertainment Biloxi, LLC/Premier Biloxi
               Finance Corporation                                             10.750          2/1/2012         3,277,500
   5,340,000   Rent-Way, Inc.                                                  11.875         6/15/2010         6,014,175
   2,270,000   Station Casinos, Inc.(c)                                         6.875          3/1/2016         2,363,638
   2,300,000   Stewart Enterprises, Inc.                                       10.750          7/1/2008         2,489,750
   4,110,000   Tenneco Automotive, Inc.(c)                                     10.250         7/15/2013         4,849,800
   2,470,000   Tenneco Automotive, Inc.                                         8.625        11/15/2014         2,568,800
   2,500,000   TravelCenters of America, Inc.                                  12.750          5/1/2009         2,831,250
   2,300,000   TRW Automotive, Inc.                                             9.375         2/15/2013         2,668,000
   2,902,000   TRW Automotive, Inc.(c)                                         11.000         2/15/2013         3,496,910
   1,150,000   Universal City Florida Holding Company I/II(d)                   6.910          2/1/2005         1,196,000
     580,000   Universal City Florida Holding Company I/II                      8.375          5/1/2010           601,750
   3,000,000   Vicar Operating, Inc.                                            9.875         12/1/2009         3,285,000
   3,400,000   VICORP Restaurants, Inc.                                        10.500         4/15/2011         3,417,000
   3,350,000   Warnaco, Inc.                                                    8.875         6/15/2013         3,685,000
   2,243,000   William Carter Company                                          10.875         8/15/2011         2,512,160
   2,970,000   WMG Holdings Corporation(d)                                      6.865         3/15/2005         2,992,275
   3,950,000   WMG Holdings Corporation(e)                                Zero Coupon        12/15/2014         2,523,062
   3,460,000   Wynn Las Vegas, LLC/Wynn Las Vegas Capital
               Corporation                                                      6.625         12/1/2014         3,425,400
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                        138,960,206
=========================================================================================================================

Consumer Non-Cyclical (7.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,960,000   Ardent Health Services, Inc.                                    10.000         8/15/2013         2,058,000
   3,000,000   Beverly Enterprises, Inc.                                        7.875         6/15/2014         3,217,500
   5,190,000   CDRV Investors, Inc.(e)                                    Zero Coupon          1/1/2015         3,224,288
   1,150,000   Del Monte Corporation                                            9.250         5/15/2011         1,259,250
   1,980,000   Elan Finance Corporation, Ltd.                                   7.750        11/15/2011         2,108,700
   6,300,000   Fisher Scientific International, Inc.                            8.000          9/1/2013         7,150,500
   4,500,000   IASIS Healthcare, LLC (IASIS Capital Corporation)                8.750         6/15/2014         4,905,000
   3,300,000   Jafra Cosmetics                                                 10.750         5/15/2011         3,729,000
   5,800,000   Jostens Holding Corporation(e)                             Zero Coupon         12/1/2013         4,118,000
   3,950,000   Michael Foods, Inc.                                              8.000        11/15/2013         4,167,250
   5,250,000   Roundy's, Inc.                                                   8.875         6/15/2012         5,735,625
   4,550,000   Seminis Vegetable Seeds, Inc.                                   10.250         10/1/2013         5,118,750
   3,000,000   Smithfield Foods, Inc.                                           8.000        10/15/2009         3,322,500
   4,510,000   Stater Brothers Holdings, Inc.(c)                                8.125         6/15/2012         4,769,325
   2,500,000   Tenet Healthcare Corporation                                     9.875          7/1/2014         2,725,000
   1,450,000   Teva Pharmaceutical Finance LLC, Convertible                     0.250          2/1/2024         1,471,750
   4,050,000   Triad Hospitals, Inc.                                            7.000         5/15/2012         4,262,625
   2,230,000   US Oncology, Inc.                                                9.000         8/15/2012         2,492,025
     990,000   Ventas Realty, LP/Ventas Capital Corporation                     6.625        10/15/2014         1,012,275
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     66,847,363
=========================================================================================================================

Energy (4.8%)
-------------------------------------------------------------------------------------------------------------------------
   5,200,000   BRL Universal Equipment Corporation                              8.875         2/15/2008         5,466,500
   3,340,000   Chesapeake Energy Corporation                                    9.000         8/15/2012         3,815,950
   1,980,000   Chesapeake Energy Corporation                                    6.375         6/15/2015         2,034,450
   3,000,000   Compton Petroleum Corporation                                    9.900         5/15/2009         3,315,000
     980,000   Dresser-Rand Group, Inc.                                         7.375         11/1/2014           999,600
   2,300,000   EXCO Resources, Inc.                                             7.250         1/15/2011         2,461,000
   3,470,000   Harvest Operations Corporation                                   7.875        10/15/2011         3,496,025
   3,140,000   Hornbeck Offshore Services, Inc.                                 6.125         12/1/2014         3,155,700
   1,755,000   Magnum Hunter Resources, Inc.                                    9.600         3/15/2012         1,991,925
   3,380,000   Petroleum Geo-Services ASA                                      10.000         11/5/2010         3,853,200
   4,894,560   Port Arthur Finance Corporation                                 12.500         1/15/2009         5,726,635
   3,480,000   Pride International, Inc.                                        7.375         7/15/2014         3,801,900
   1,980,000   Stone Energy Corporation                                         6.750        12/15/2014         1,975,050
   3,800,000   Western Oil Sands, Inc.(c)                                       8.375          5/1/2012         4,441,250
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    46,534,185
=========================================================================================================================

Financials (2.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,464,000   American Financial Group, Inc., Convertible(e)                   1.486          6/2/2033         1,485,190
   2,890,000   Dollar Financial Group, Inc.                                     9.750        11/15/2011         3,135,650
   7,000,000   Dow Jones CDX(c)                                                10.500        12/29/2009         7,144,375
   2,480,000   Fairfax Financial Holdings, Ltd.(c)                              7.750         4/26/2012         2,529,600
   2,883,500   FINOVA Group, Inc.                                               7.500        11/15/2009         1,412,915
   1,425,000   Goldman Sachs Group, Inc., Convertible(d)                        0.060         3/21/2005         1,409,496
   3,460,000   Refco Finance Holdings, LLC                                      9.000          8/1/2012         3,788,700
   4,000,000   Riggs Capital Trust II                                           8.875         3/15/2027         4,080,000
   9,000,000   SIG Capital Trust I (i,j)                                        9.500         8/15/2027                 0
  10,060,000   United Companies Financial Corporation (f,i)                     8.375          7/1/2005            75,450
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                25,061,376
=========================================================================================================================

Foreign (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,650,000   Federal Republic of Brazil                                      11.000         1/11/2012         2,003,100
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    2,003,100
=========================================================================================================================

Technology (3.1%)
-------------------------------------------------------------------------------------------------------------------------
   2,210,000   AMI Semiconductor, Inc.                                         10.750          2/1/2013         2,596,750
   2,810,000   Celestica, Inc.(c)                                               7.875          7/1/2011         3,013,725
   1,980,000   Freescale Semiconductor, Inc.                                    6.875         7/15/2011         2,123,550
   1,980,000   Freescale Semiconductor, Inc.                                    7.125         7/15/2014         2,148,300
     740,000   MagnaChip Semiconductor SA/MagnaChip Semiconductor
               Finance Company                                                  6.875        12/15/2011           762,200
   1,500,000   MagnaChip Semiconductor SA/MagnaChip Semiconductor
               Finance Company                                                  8.000        12/15/2014         1,563,750
   2,750,000   Sanmina-SCI Corporation(c)                                      10.375         1/15/2010         3,155,625
   1,700,000   Thomas & Betts Corporation(c)                                    7.250          6/1/2013         1,864,761
   4,600,000   UGS Corporation                                                 10.000          6/1/2012         5,232,500
   2,200,000   Unisys Corporation(c)                                            8.125          6/1/2006         2,315,500
   4,550,000   Xerox Corporation                                                7.625         6/15/2013         4,993,625
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                29,770,286
=========================================================================================================================

Transportation (1.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,980,000   H-Lines Finance Holding Corporation(e)                     Zero Coupon          4/1/2013         1,425,600
   3,100,000   Horizon Lines, LLC                                               9.000         11/1/2012         3,332,500
   2,999,235   United Air Lines, Inc.(f)                                        7.730          7/1/2010         2,665,708
   5,200,000   Windsor Petroleum Transport Corporation(e)                       7.840         1/15/2021         5,421,000
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            12,844,808
=========================================================================================================================

Utilities (10.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,700,000   AES Corporation(c)                                               8.875         2/15/2011         1,942,250
   3,900,000   AES Corporation                                                  8.750         5/15/2013         4,431,375
   3,400,000   Calpine Generating Company, LLC(c,d)                             7.756          4/1/2005         3,323,500
   5,868,875   CE Generation, LLC                                               7.416        12/15/2018         6,310,878
      50,000   CenterPoint Energy, Inc., Convertible, Convertible               2.000         3/15/2005         1,824,650
   4,000,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010         4,470,000
   2,460,000   Dynegy Holdings, Inc.(c)                                         6.875          4/1/2011         2,367,750
   7,500,000   Edison Mission Energy(c)                                         9.875         4/15/2011         8,887,500
   5,850,000   El Paso Corporation(c)                                           7.000         5/15/2011         5,915,812
   2,470,000   El Paso Corporation                                              7.800          8/1/2031         2,371,200
   4,250,000   El Paso Production Holding Company                               7.750          6/1/2013         4,451,875
   1,300,000   Ferrellgas Partners, LP                                          8.750         6/15/2012         1,417,000
   2,600,000   Ferrellgas Partners, LP                                          6.750          5/1/2014         2,671,500
   2,880,000   Itron, Inc.                                                      7.750         5/15/2012         2,930,400
   1,221,734   Midland Funding Corporation II                                  11.750         7/23/2005         1,268,551
   4,450,000   Midland Funding Corporation II                                  13.250         7/23/2006         4,908,773
   2,350,000   Midwest Generation, LLC                                          8.750          5/1/2034         2,667,250
   6,700,000   Mission Energy Holding Company                                  13.500         7/15/2008         8,358,250
   4,200,000   NRG Energy, Inc.                                                 8.000        12/15/2013         4,578,000
   3,400,000   Orion Power Holdings, Inc.                                      12.000          5/1/2010         4,318,000
   2,250,000   Pacific Energy Partners, LP/Pacific Energy Finance
               Corporation                                                      7.125         6/15/2014         2,396,250
   2,000,000   Southern Natural Gas Company                                     8.875         3/15/2010         2,240,000
   2,850,000   Southern Star Central Corporation                                8.500          8/1/2010         3,156,375
   2,720,000   Texas Genco, LLC/Texas Genco Financing Corporation               6.875        12/15/2014         2,811,800
   2,270,000   TNP Enterprises, Inc.                                           10.250          4/1/2010         2,423,225
   8,500,000   Williams Companies, Inc.(c,e)                                    8.125         3/15/2012         9,817,500
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                102,259,664
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $792,501,347)                                               836,989,063
=========================================================================================================================

      Shares   Preferred Stock (1.8%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
     105,000   Chevy Chase Preferred Capital Corporation,
               Convertible                                                                                     $6,064,800
      18,500   PRIMEDIA, Inc.                                                                                   1,850,000
      23,000   PRIMEDIA, Inc.                                                                                   2,104,500
       5,000   Sovereign Real Estate Investment Corporation                                                     7,575,000
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $13,450,941)                                                        17,594,300
=========================================================================================================================

      Shares   Common Stock (0.1%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
       5,000   Aavid Thermal Technology, Inc., Stock Warrants (k)                                                 $50,000
       4,600   ASAT Finance, LLC, Stock Warrants (b,i,k)                                                                0
      18,783   Birch Telecom, Inc. (i,k)                                                                              301
       3,450   Mueller Holdings, Inc., Stock Warrants (b,k)                                                       241,500
       6,000   Pliant Corporation, Stock Warrants (b,k)                                                                60
      23,840   Protection One, Inc., Stock Warrants (i,k)                                                             238
     121,520   TVMAX Holdings, Inc. (k)                                                                           230,888
       2,506   USA Mobility, Inc. (c,k)                                                                            88,496
      27,227   XO Communications, Inc., Stock Warrants (c,k)                                                       17,153
      20,420   XO Communications, Inc., Stock Warrants (c,k)                                                        9,393
      20,420   XO Communications, Inc., Stock Warrants (c,k)                                                        7,964
      80,000   ZSC Specialty Chemical plc, Preferred Stock Warrants
               (b,i,k)                                                                                                800
      80,000   ZSC Specialty Chemical plc, Stock Warrants (b,i,k)                                                     800
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $10,032,650)                                                              647,593
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (9.5%)          Interest Rate(l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  91,336,712   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $91,336,712
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $91,336,712)                                                                                    91,336,712
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (1.4%)                         Interest Rate(l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Delaware Funding Corporation                                     2.200%         1/3/2005          $999,878
   8,769,647   Thrivent Money Market Portfolio                                  1.800               N/A         8,769,647
   3,650,000   UBS Finance Corporation                                          2.380          1/4/2005         3,649,276
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                13,418,801
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $920,740,451)                                                         $959,986,469
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through December
    31, 2004, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of December 31, 2004.

                                                                Acquisition
Security                                                            Date                                  Cost
-----------------------------------------------------------------------------------------------------------------
ASAT Finance, LLC, Stock Warrants                              10/20/1999                               $111,508
CSAM Funding Corporation                                        5/10/2002                              3,590,880
Katonah, Ltd.                                                    2/7/2003                              2,434,485
Mueller Holdings, Inc., Stock Warrants                          4/22/2004                                166,238
Pliant Corporation, Stock Warrants                              5/25/2000                                136,483
Venture CDO 2002, Ltd.                                          3/13/2002                              3,000,000
ZSC Specialty Chemical plc, Preferred Warrants                  6/24/1999                                 47,568
ZSC Specialty Chemical plc, Stock Warrants                      6/24/1999                                111,712

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) In bankruptcy.

(g) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(h) Denotes investments purchased on a when-issued basis.

(i) Security is fair-valued as discussed in the notes to the financial statements.

(j) In default.

(k) Non-income producing security.

(l) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.







High Yield Portfolio II
Schedule of Investments as of December 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (82.3%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (9.2%)
-------------------------------------------------------------------------------------------------------------------------
    $400,000   Abitibi-Consolidated, Inc.(b)                                    6.950%       12/15/2006          $415,000
      75,000   Abitibi-Consolidated, Inc.(b)                                    8.550          8/1/2010            81,281
     330,000   Abitibi-Consolidated, Inc.                                       8.850          8/1/2030           331,650
     160,000   Ainsworth Lumber Company, Ltd.(c)                                6.271         3/30/2005           163,200
     360,000   Ainsworth Lumber Company, Ltd.                                   6.750         3/15/2014           349,200
     100,000   Appleton Papers, Inc.                                            8.125         6/15/2011           107,750
     130,000   Appleton Papers, Inc.                                            9.750         6/15/2014           143,650
     410,000   Arch Western Finance, LLC                                        6.750          7/1/2013           423,325
      70,000   ARCO Chemical Company                                           10.250         11/1/2010            80,500
     310,000   BCP Caylux Holdings Luxembourg SCA                               9.625         6/15/2014           349,525
     190,000   Buckeye Technologies, Inc.(b)                                    8.000        10/15/2010           190,000
     190,000   Buckeye Technologies, Inc.(b)                                    8.500         10/1/2013           206,150
     440,000   Crystal US Holdings 3, LLC/Crystal US Sub 3
               Corporation(b,d)                                           Zero Coupon         10/1/2014           301,400
      50,000   Equistar Chemicals, LP                                          10.125          9/1/2008            57,625
     170,000   Equistar Chemicals, LP                                           8.750         2/15/2009           190,400
     150,000   Equistar Chemicals, LP                                          10.625          5/1/2011           174,000
     480,000   Georgia-Pacific Corporation                                      8.125         5/15/2011           552,000
     480,000   Georgia-Pacific Corporation                                      9.375          2/1/2013           559,200
     100,000   Georgia-Pacific Corporation                                      8.000         1/15/2024           116,000
     290,000   Hudbay Mining and Smelting Company, Ltd.                         9.625         1/15/2012           284,200
     467,000   Huntsman International, LLC(b)                                  10.125          7/1/2009           491,518
     260,000   Huntsman, LLC                                                   11.500         7/15/2012           307,450
     350,000   ISP Holdings, Inc.                                              10.625        12/15/2009           387,625
     400,000   Ispat Inland ULC(c)                                              8.756          4/1/2005           435,000
      71,000   Ispat Inland ULC                                                 9.750          4/1/2014            87,685
     350,000   Kappa Beheer BV                                                 10.625         7/15/2009           371,000
     760,000   Lyondell Chemical Company(b)                                    10.500          6/1/2013           904,400
     650,000   MDP Acquisitions plc                                             9.625         10/1/2012           724,750
     450,000   Nalco Company                                                    7.750        11/15/2011           486,000
     400,000   NOVA Chemicals Corporation                                       6.500         1/15/2012           424,000
     550,000   Peabody Energy Corporation                                       6.875         3/15/2013           595,375
      60,000   Rockwood Specialties, Inc.                                       7.500        11/15/2014            62,250
     230,000   Ryerson Tull, Inc.                                               8.250        12/15/2011           232,300
     375,000   Stone Container Corporation                                      8.375          7/1/2012           408,750
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           10,994,159
=========================================================================================================================

Capital Goods (8.6%)
-------------------------------------------------------------------------------------------------------------------------
     550,000   Allied Waste North America, Inc.                                 8.500         12/1/2008           583,000
     220,000   Allied Waste North America, Inc.                                 7.875         4/15/2013           225,500
     390,000   Amsted Industries, Inc.                                         10.250        10/15/2011           440,700
     400,000   Armor Holdings, Inc.                                             8.250         8/15/2013           448,000
     100,000   Building Materials Corporation                                   7.750         7/15/2005           101,750
     400,000   Case New Holland, Inc.                                           9.250          8/1/2011           445,000
     450,000   Crown Euro Holdings SA                                           9.500          3/1/2011           513,000
     150,000   Crown Euro Holdings SA                                          10.875          3/1/2013           177,375
     480,000   Da-Lite Screen Company, Inc.                                     9.500         5/15/2011           528,000
     400,000   Euramax International plc                                        8.500         8/15/2011           427,000
     390,000   Fastentech, Inc.                                                11.500          5/1/2011           448,500
     325,000   Graham Packaging Company, Inc.                                   9.875        10/15/2014           346,938
      60,000   IMCO Recycling Escrow, Inc.                                      9.000        11/15/2014            62,400
     260,000   Invensys plc(c)                                                  9.875         3/15/2011           279,500
     110,000   K&F Acquisition, Inc.                                            7.750        11/15/2014           113,575
     640,000   Legrand SA                                                      10.500         2/15/2013           758,400
     100,000   Legrand SA                                                       8.500         2/15/2025           118,000
     290,000   Mueller Group, Inc.                                             10.000          5/1/2012           316,100
     390,000   NationsRent, Inc.                                                9.500        10/15/2010           436,800
      60,000   Owens-Brockway Glass Container, Inc.                             7.750         5/15/2011            64,950
     375,000   Owens-Brockway Glass Container, Inc.                             8.750        11/15/2012           422,812
     180,000   Owens-Brockway Glass Container, Inc.(b)                          8.250         5/15/2013           198,000
     210,000   Owens-Illinois, Inc.(b)                                          7.500         5/15/2010           222,862
     390,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011           438,750
     215,065   Rocky River Private Placement(e,f)                               8.810         4/14/2007           224,317
     150,000   SPX Corporation(b)                                               6.250         6/15/2011           158,250
     350,000   SPX Corporation                                                  7.500          1/1/2013           379,750
     160,000   Standard Aero Holdings, Inc.                                     8.250          9/1/2014           172,800
     480,000   Texas Industries, Inc.                                          10.250         6/15/2011           561,600
     375,000   Trinity Industries, Inc.                                         6.500         3/15/2014           375,000
     390,000   United Rentals North America, Inc.                               6.500         2/15/2012           380,250
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             10,368,879
=========================================================================================================================

Communications Services (21.6%)
-------------------------------------------------------------------------------------------------------------------------
     170,000   AirGate PCS, Inc.(c)                                             5.850         1/18/2005           174,675
     390,000   Alamosa Delaware, Inc.                                           8.500         1/31/2012           426,075
     575,000   American Media Operations, Inc.                                 10.250          5/1/2009           605,906
     460,000   American Tower Corporation                                       7.125        10/15/2012           470,350
     230,000   AT&T Corporation(d)                                              9.050        11/15/2011           264,788
     230,000   AT&T Corporation(d)                                              9.750        11/15/2031           274,562
     480,000   Block Communications, Inc.                                       9.250         4/15/2009           523,200
     600,000   Cablevision Systems Corporation                                  8.000         4/15/2012           640,500
     437,340   Calpoint Receivable Structured Trust 2001                        7.440        12/10/2006           447,180
     565,000   Canwest Media, Inc.(b)                                          10.625         5/15/2011           634,212
     400,000   Century Communications Corporation(g)                            8.875         1/15/2007           480,000
     270,000   Century Communications Corporation(g)                      Zero Coupon         1/15/2008           189,000
     500,000   Cenveo Corporation(b)                                            7.875         12/1/2013           465,000
     225,000   Cenveo, Inc.(b)                                                  9.625         3/15/2012           246,938
     150,000   CF Cable TV, Inc.                                                9.125         7/15/2007           154,129
     385,000   Charter Communications Holdings II, LLC(b)                      10.250         9/15/2010           408,100
     420,000   Charter Communications Holdings, LLC                             8.750        11/15/2013           433,650
     130,000   Charter Communications Operating, LLC                            8.000         4/30/2012           135,200
     200,000   Charter Communications Operating, LLC(b)                         8.375         4/30/2014           211,000
     290,000   Citizens Communications Company                                  6.250         1/15/2013           292,175
     260,000   Crown Castle International Corporation                           9.375          8/1/2011           291,200
     240,000   Crown Castle International Corporation(b)                       10.750          8/1/2011           260,400
     350,000   CSC Holdings, Inc.                                               7.625          4/1/2011           377,125
     325,000   Dex Media West, LLC/Dex Media West Finance Company               8.500         8/15/2010           361,562
     420,000   Dex Media West, LLC/Dex Media West Finance Company               9.875         8/15/2013           484,050
     390,000   Dex Media, Inc.                                                  8.000        11/15/2013           422,175
     535,000   DIRECTV Holdings, LLC                                            8.375         3/15/2013           599,869
     150,000   EchoStar DBS Corporation                                         5.750         10/1/2008           151,875
     220,000   General Cable Corporation                                        9.500        11/15/2010           248,600
     350,000   Eircom Funding                                                   8.250         8/15/2013           386,750
     116,000   Houghton Mifflin Company(b)                                      9.875          2/1/2013           127,020
     168,000   Houghton Mifflin Company(d)                                Zero Coupon        10/15/2013           123,480
     390,000   iPCS Escrow Company                                             11.500          5/1/2012           442,650
      60,000   IWO Escrow Company(c,h)                                          5.820         4/15/2005            60,450
      60,000   IWO Escrow Company(d,h)                                    Zero Coupon         1/15/2015            37,200
       1,000   MCI, Inc.                                                        5.908          5/1/2007             1,024
     391,000   MCI, Inc.                                                        6.688          5/1/2009           404,685
     290,000   MCI, Inc.                                                        7.735          5/1/2014           311,750
     390,000   Nebraska Book Company, Inc.                                      8.625         3/15/2012           399,750
     170,000   New Skies Satellites NV(c)                                       7.445          5/3/2005           175,100
     110,000   New Skies Satellites NV(b)                                       9.125         11/1/2012           112,200
      21,428   Nextel Communications, Inc.(b)                                   9.500          2/1/2011            23,892
   1,015,000   Nextel Communications, Inc.                                      6.875        10/31/2013         1,101,275
     300,000   Nextel Communications, Inc.                                      5.950         3/15/2014           310,500
     235,000   Nextel Communications, Inc.                                      7.375          8/1/2015           258,500
     390,000   Nextel Partners, Inc.                                            8.125          7/1/2011           432,900
     400,000   NTL Cable plc(c)                                                 7.070         1/18/2005           412,000
     100,000   NTL Cable plc(b)                                                 8.750         4/15/2014           112,750
     280,000   PanAmSat Corporation                                             9.000         8/15/2014           312,550
     372,000   PanAmSat Holding Corporation(d)                            Zero Coupon         11/1/2014           255,750
     490,000   Paxson Communications Corporation(d)                       Zero Coupon         1/15/2009           458,150
     125,000   PRIMEDIA, Inc.(c)                                                7.651         2/15/2005           132,500
     350,000   PRIMEDIA, Inc.                                                   8.000         5/15/2013           360,062
     330,000   Quebecor Media, Inc.                                            11.125         7/15/2011           377,025
     280,000   Qwest Communications International, Inc.(c)                      5.800         2/15/2005           283,500
     300,000   Qwest Communications International, Inc.(b)                      7.250         2/15/2011           307,500
     760,000   Qwest Communications International, Inc.                         7.500         2/15/2014           767,600
     570,000   Qwest Corporation                                                7.875          9/1/2011           618,450
     500,000   Qwest Corporation                                                8.875         3/15/2012           577,500
     500,000   Qwest Services Corporation                                      13.500        12/15/2010           601,250
     170,000   Rainbow National Services, LLC                                   8.750          9/1/2012           186,575
     390,000   Rainbow National Services, LLC                                  10.375          9/1/2014           439,725
     290,000   Rogers Wireless, Inc.(b)                                         8.000        12/15/2012           306,675
     115,000   Rogers Wireless, Inc.                                            7.500         3/15/2015           121,325
     200,000   Sheridan Group, Inc.                                            10.250         8/15/2011           218,750
     545,000   Sinclair Broadcast Group, Inc. (i)                               8.000         3/15/2012           579,062
     355,000   Spectrasite, Inc.                                                8.250         5/15/2010           378,962
     275,000   Superior Essex Communications LLC/Essex Group, Inc.              9.000         4/15/2012           283,250
     270,000   UbiquiTel Operating Company                                      9.875          3/1/2011           303,075
     250,000   US Unwired, Inc.(b)                                             10.000         6/15/2012           281,875
     150,000   Vertis, Inc.(b)                                                 10.875         6/15/2009           162,750
     460,000   Videotron, Ltd.                                                  6.875         1/15/2014           475,525
     380,000   WDAC Subsidiary Corporation                                      8.375         12/1/2014           374,775
     390,000   XM Satellite Radio, Inc.(c)                                      7.660          2/1/2005           401,212
     365,000   Young Broadcasting, Inc.(b)                                     10.000          3/1/2011           389,638
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   25,862,383
=========================================================================================================================

Consumer Cyclical (14.3%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Aearo Company I                                                  8.250         4/15/2012           309,000
     160,000   Allied Security Escrow Corporation                              11.375         7/15/2011           167,200
     112,500   AmeriGas Partners, LP(e,f)                                       8.830         4/19/2010           120,125
     175,000   AmeriGas Partners, LP/AmeriGas Eagle Finance
               Corporation                                                     10.000         4/15/2006           188,125
     375,000   ArvinMeritor, Inc.                                               6.625         6/15/2007           391,875
     340,000   ArvinMeritor, Inc.(b)                                            8.750          3/1/2012           392,700
     360,000   Aztar Corporation(b)                                             7.875         6/15/2014           396,900
     450,000   Beazer Homes USA, Inc.                                           8.625         5/15/2011           490,500
     710,000   Blockbuster, Inc.                                                9.000          9/1/2012           701,125
     290,000   Boyd Gaming Corporation                                          7.750        12/15/2012           316,462
     580,000   Buffets, Inc.                                                   11.250         7/15/2010           620,600
     190,000   Caesars Entertainment, Inc.                                      8.875         9/15/2008           215,175
     375,000   Caesars Entertainment, Inc.(b)                                   7.875         3/15/2010           422,344
     200,000   Circus & Eldorado Joint Venture/Silver Legacy Capital
               Corporation                                                     10.125          3/1/2012           217,500
     580,000   D.R. Horton, Inc.                                                4.875         1/15/2010           577,100
   1,000,000   D.R. Horton, Inc.                                                5.625         9/15/2014           997,500
     450,000   Dura Operating Corporation(b)                                    8.625         4/15/2012           468,000
     250,000   Gaylord Entertainment Company                                    8.000        11/15/2013           270,000
     250,000   Gaylord Entertainment Company                                    6.750        11/15/2014           251,250
     380,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013           403,750
      93,000   HMH Properties, Inc.(b)                                          7.875          8/1/2008            95,558
      75,000   Host Marriott, LP(b)                                             9.500         1/15/2007            82,125
     125,000   Host Marriott, LP(b)                                             9.250         10/1/2007           139,375
      75,000   Host Marriott, LP                                                7.125         11/1/2013            80,156
     340,000   Jean Coutu Group (PJC), Inc.                                     7.625          8/1/2012           359,550
     220,000   Jean Coutu Group (PJC), Inc.(b)                                  8.500          8/1/2014           225,500
     580,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012           655,400
     390,000   La Quinta Properties, Inc.                                       8.875         3/15/2011           434,850
     440,000   MGM MIRAGE                                                       5.875         2/27/2014           432,300
     610,000   NCL Corporation                                                 10.625         7/15/2014           610,000
     170,000   Norcraft Holdings, LP(h)                                         0.000          9/1/2012           127,500
     320,000   Penn National Gaming, Inc.(b)                                    6.875         12/1/2011           332,800
     480,000   Rent-Way, Inc.                                                  11.875         6/15/2010           540,600
     230,000   Seneca Gaming Corporation                                        7.250          5/1/2012           242,075
     400,000   Station Casinos, Inc.(b)                                         6.000          4/1/2012           407,500
     490,000   Tenneco Automotive, Inc.                                        10.250         7/15/2013           578,200
     290,000   Tenneco Automotive, Inc.                                         8.625        11/15/2014           301,600
     190,000   TravelCenters of America, Inc.                                  12.750          5/1/2009           215,175
     653,000   TRW Automotive, Inc.                                             9.375         2/15/2013           757,480
     325,000   Universal City Development Services                             11.750          4/1/2010           383,906
     400,000   VICORP Restaurants, Inc.                                        10.500         4/15/2011           402,000
     400,000   Warnaco, Inc.                                                    8.875         6/15/2013           440,000
     300,000   Warner Music Group                                               7.375         4/15/2014           307,500
     360,000   WMG Holdings Corporation(c)                                      6.865         3/15/2005           362,700
     530,000   WMG Holdings Corporation(d)                                Zero Coupon        12/15/2014           338,538
     410,000   Wynn Las Vegas, LLC/Wynn Las Vegas Capital
               Corporation                                                      6.625         12/1/2014           405,900
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         17,175,519
=========================================================================================================================

Consumer Non-Cyclical (7.7%)
-------------------------------------------------------------------------------------------------------------------------
     240,000   Ardent Health Services, Inc.                                    10.000         8/15/2013           252,000
     300,000   Beverly Enterprises, Inc.                                        7.875         6/15/2014           321,750
     610,000   CDRV Investors, Inc.(d)                                    Zero Coupon          1/1/2015           378,962
      75,000   Commonwealth Brands, Inc.                                        9.750         4/15/2008            78,750
     275,000   Commonwealth Brands, Inc.                                       10.625          9/1/2008           288,750
     450,000   Delhaize America, Inc.                                           8.125         4/15/2011           524,576
     230,000   Elan Finance Corporation, Ltd.                                   7.750        11/15/2011           244,950
     150,000   Extendicare Health Services, Inc.                                9.500          7/1/2010           168,000
     350,000   Fisher Scientific International, Inc.                            8.000          9/1/2013           397,250
     690,000   Fisher Scientific International, Inc.                            6.750         8/15/2014           740,025
     325,000   Fresenius Medical Care Capital Trust II(b)                       7.875          2/1/2008           352,625
     225,000   Fresenius Medical Care Capital Trust IV                          7.875         6/15/2011           250,875
     220,000   IASIS Healthcare, LLC (IASIS Capital Corporation)                8.750         6/15/2014           239,800
     325,000   Ingles Markets, Inc.                                             8.875         12/1/2011           347,750
     325,000   JohnsonDiversey, Inc.                                            9.625         5/15/2012           363,188
     540,000   Jostens Holding Corporation(d)                             Zero Coupon         12/1/2013           383,400
     400,000   Michael Foods, Inc.                                              8.000        11/15/2013           422,000
      98,000   PacifiCare Health Systems, Inc.                                 10.750          6/1/2009           113,190
     275,000   Rayovac Corporation                                              8.500         10/1/2013           305,250
     425,000   Roundy's, Inc.                                                   8.875         6/15/2012           464,312
     400,000   Smithfield Foods, Inc.                                           8.000        10/15/2009           443,000
     210,000   Stater Brothers Holdings, Inc.                                   8.125         6/15/2012           222,075
     530,000   Tenet Healthcare Corporation                                     9.875          7/1/2014           577,700
     200,000   Triad Hospitals, Inc.                                            7.000         5/15/2012           210,500
     250,000   US Oncology, Inc.                                                9.000         8/15/2012           279,375
     475,000   Ventas Realty, LP/Ventas Capital Corporation                     8.750          5/1/2009           532,594
     110,000   Ventas Realty, LP/Ventas Capital Corporation                     6.625        10/15/2014           112,475
     250,000   VWR International, Inc.                                          8.000         4/15/2014           266,875
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      9,281,997
=========================================================================================================================

Energy (6.0%)
-------------------------------------------------------------------------------------------------------------------------
     360,000   Chesapeake Energy Corporation                                    9.000         8/15/2012           411,300
     230,000   Chesapeake Energy Corporation                                    6.375         6/15/2015           236,325
     650,000   Dresser, Inc.                                                    9.375         4/15/2011           711,750
     160,000   Dresser-Rand Group, Inc.                                         7.375         11/1/2014           163,200
     400,000   EXCO Resources, Inc.                                             7.250         1/15/2011           428,000
     675,000   Hanover Equipment Trust(d)                                       8.500          9/1/2008           725,625
     390,000   Harvest Operations Corporation                                   7.875        10/15/2011           392,925
     370,000   Hornbeck Offshore Services, Inc.                                 6.125         12/1/2014           371,850
     440,000   Petroleum Geo-Services ASA                                      10.000         11/5/2010           501,600
   1,060,000   Premcor Refining Group, Inc.                                     6.750          5/1/2014         1,126,253
     370,000   Pride International, Inc.                                        7.375         7/15/2014           404,225
     300,000   SESI, LLC                                                        8.875         5/15/2011           328,500
     230,000   Stone Energy Corporation                                         6.750        12/15/2014           229,425
     200,000   Valero Energy Corporation(f)                                     7.800         6/14/2010           218,749
     325,000   Vintage Petroleum, Inc.                                          7.875         5/15/2011           346,125
     150,000   Vintage Petroleum, Inc.                                          8.250          5/1/2012           165,375
     390,000   Western Oil Sands, Inc.                                          8.375          5/1/2012           455,812
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     7,217,039
=========================================================================================================================

Financials (4.7%)
-------------------------------------------------------------------------------------------------------------------------
     387,000   American Financial Group, Inc., Convertible(d)                   1.486          6/2/2033           165,926
   4,000,000   Dow Jones CDX(b)                                                 7.750        12/29/2009         4,112,500
     290,000   Fairfax Financial Holdings, Ltd.(b)                              7.750         4/26/2012           295,800
     292,000   FINOVA Group, Inc.                                               7.500        11/15/2009           143,080
     390,000   Refco Finance Holdings, LLC                                      9.000          8/1/2012           427,050
     450,000   Riggs Capital Trust II                                           8.875         3/15/2027           459,000
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,603,356
=========================================================================================================================

Technology (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     140,000   Celestica, Inc.                                                  7.875          7/1/2011           150,150
     220,000   Freescale Semiconductor, Inc.                                    6.875         7/15/2011           235,950
     220,000   Freescale Semiconductor, Inc.                                    7.125         7/15/2014           238,700
     110,000   MagnaChip Semiconductor SA/MagnaChip Semiconductor
               Finance Company                                                  6.875        12/15/2011           113,300
     250,000   MagnaChip Semiconductor SA/MagnaChip Semiconductor
               Finance Company                                                  8.000        12/15/2014           260,625
     400,000   Sanmina-SCI Corporation                                         10.375         1/15/2010           459,000
     400,000   Xerox Corporation                                                7.625         6/15/2013           439,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 1,896,725
=========================================================================================================================

Transportation (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     252,956   Continental Airlines, Inc.                                       6.545          2/2/2019           251,307
     230,000   H-Lines Finance Holding Corporation(d)                           0.000          4/1/2013           165,600
     330,000   Horizon Lines, LLC                                               9.000         11/1/2012           354,750
     149,962   United Air Lines, Inc.(g)                                        7.730          7/1/2010           133,285
     150,000   United Air Lines, Inc.(b,g)                                      6.602          9/1/2013           141,031
      42,316   United Air Lines, Inc.(g)                                        7.783          1/1/2014            37,497
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,083,470
=========================================================================================================================

Utilities (7.7%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   AES Corporation(b)                                               8.875         2/15/2011           228,500
     880,000   AES Corporation                                                  8.750         5/15/2013           999,900
     175,000   AmeriGas Partners, LP/AmeriGas Eagle Finance
               Corporation                                                      8.875         5/20/2011           190,750
     396,655   CE Generation, LLC                                               7.416        12/15/2018           426,528
     220,050   Cedar Brakes II, LLC                                             9.875          9/1/2013           262,960
      50,000   Coastal Corporation(b)                                           9.625         5/15/2012            55,500
     440,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010           491,700
     290,000   Dynegy Holdings, Inc.(b)                                         6.875          4/1/2011           279,125
     850,000   Edison Mission Energy(b)                                         9.875         4/15/2011         1,007,250
     450,000   El Paso Corporation(b)                                           7.375        12/15/2012           455,625
     290,000   El Paso Corporation(b)                                           7.800          8/1/2031           278,400
     175,000   El Paso Natural Gas Corporation                                  7.625          8/1/2010           191,625
     500,000   El Paso Production Holding Company                               7.750          6/1/2013           523,750
     340,000   Ferrellgas Partners, LP                                          8.750         6/15/2012           370,600
     200,000   Ferrellgas Partners, LP                                          6.750          5/1/2014           205,500
     400,000   Ipalco Enterprises, Inc.(d)                                      8.375        11/14/2008           450,000
     160,000   Ipalco Enterprises, Inc.(d)                                      8.625        11/14/2011           179,200
     275,000   Midwest Generation, LLC                                          8.750          5/1/2034           312,125
     230,000   Mission Energy Holding Company                                  13.500         7/15/2008           286,925
     700,000   NRG Energy, Inc.                                                 8.000        12/15/2013           763,000
     110,000   Pacific Energy Partners, LP/Pacific Energy Finance
               Corporation                                                      7.125         6/15/2014           117,150
     350,000   Sonat, Inc.                                                      7.625         7/15/2011           362,250
     320,000   Texas Genco, LLC/Texas Genco Financing Corporation               6.875        12/15/2014           330,800
     210,000   Williams Companies, Inc.                                         7.625         7/15/2019           231,000
     225,000   Williams Companies, Inc.                                         7.875          9/1/2021           250,875
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  9,251,038
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $94,041,375)                                                 98,734,565
=========================================================================================================================

      Shares   Preferred Stock (0.7%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
         582   Sovereign Real Estate Investment Corporation                                                      $881,730
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $858,450)                                                              881,730
=========================================================================================================================

      Shares   Common Stock (j)                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------
           1   Orion Refining Corporation (e,f,k)                                                                      $0
           1   Pathmark Stores, Inc. (b,k)                                                                              6
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $17)                                                                            6
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (13.9%)         Interest Rate(l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  16,675,744   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $16,675,744
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $16,675,744)                                                                                    16,675,744
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (3.1%)                         Interest Rate(l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $500,000   CMS Energy Corporation                                           7.000%        1/15/2005          $499,153
   3,190,474   Thrivent Money Market Portfolio                                  1.800               N/A         3,190,474
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,689,627
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $115,265,213)                                                         $119,981,672
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e) Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through December
    31, 2004, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of December 31, 2004.

                                                                Acquisition
Security                                                            Date                                  Cost
-----------------------------------------------------------------------------------------------------------------
AmeriGas Partners, LP                                          4/17/2002                              $115,795
Orion Refining Corporation                                      8/3/2001                                     0
Rocky River Private Placement                                 11/22/2000                               210,898

(f) Security is fair-valued as discussed in the notes to the financial statements.

(g) In bankruptcy.

(h) Denotes investments purchased on a when-issued basis.

(i) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(j) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Partner High Yield
    Portfolio.

(k) Non-income producing security.

(l) The interest rate shown reflects the yield or coupon rate.

The accompanying notes to the financial statements are an integral part of this schedule.






Income Portfolio
Schedule of Investments as of December 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (82.7%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (10.7%)
-------------------------------------------------------------------------------------------------------------------------
  $3,000,000   Bank One Issuance Trust(b,c)                                     2.453%        1/15/2005        $3,001,689
   5,500,000   Capital Auto Receivables Asset Trust                             3.350         2/15/2008         5,492,051
  13,000,000   Chase Credit Card Master Trust(d)                                5.500        11/17/2008        13,419,250
  10,000,000   Chase Funding Mortgage Loan Asset-Backed                         2.734         9/25/2024         9,919,360
   9,000,000   Citibank Credit Card Issuance Trust(d)                           2.550         1/20/2009         8,846,847
   7,000,000   Countrywide Asset-Backed Certificates(c)                         3.903         1/25/2031         6,971,517
   3,500,000   Countrywide Asset-Backed Certificates                            3.683        12/25/2034         3,497,266
   9,000,000   CPL Transition Funding, LLC(c)                                   5.010         1/15/2010         9,222,714
   3,500,000   Credit Based Asset Servicing and Securitization                  3.887        10/25/2034         3,476,918
   4,000,000   DaimlerChrysler Master Owner Trust(b)                            2.453         1/15/2005         4,002,252
   5,000,000   First National Master Note Trust(b,c)                            2.502         1/15/2005         5,006,005
   4,500,000   GMAC Mortgage Corporation Loan Trust(b)                          2.547         1/25/2005         4,508,361
   7,500,000   Honda Auto Receivables Owner Trust(d)                            2.790         3/16/2009         7,406,865
   5,000,000   Honda Auto Receivables Owner Trust                               2.960         4/20/2009         4,948,130
   8,000,000   MBNA Credit Card Master Note Trust(b,d)                          2.513         1/15/2005         8,019,120
   7,500,000   Nissan Auto Lease Trust                                          3.180         6/15/2010         7,468,312
   4,000,000   Popular ABS Mortgage Pass-Through Trust                          4.000        12/25/2034         3,985,868
   5,500,000   Renaissance Home Equity Loan Trust                               3.856         1/25/2035         5,500,000
   4,000,000   Residential Asset Securities Corporation                         3.250         5/25/2029         3,984,068
   6,500,000   Toyota Auto Receivables Owner Trust(c)                           4.390         5/15/2009         6,550,550
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                  125,227,143
=========================================================================================================================

Commercial Mortgage-Backed Securities (7.5%)
-------------------------------------------------------------------------------------------------------------------------
   5,250,000   Banc of America Commercial Mortgage, Inc.(c)                     4.561        11/10/2041         5,270,858
   1,669,993   Banc of America Commercial Mortgage, Inc.                        3.366         7/11/2043         1,664,882
   3,000,000   Banc of America Commercial Mortgage, Inc.(d)                     5.118         7/11/2043         3,104,655
   7,500,000   Bear Stearns Commercial Mortgage Securities(c)                   3.700         8/13/2046         7,448,722
   9,000,000   Commercial Mortgage Pass-Through Certificates                    4.405        10/15/2037         8,970,066
   5,250,000   Credit Suisse First Boston Mortgage Securities
               Corporation(d)                                                   3.861         3/15/2036         5,244,718
   9,000,000   Credit Suisse First Boston Mortgage Securities
               Corporation(d)                                                   2.843         5/15/2038         8,711,568
   3,921,696   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b)                                                   2.748         1/14/2005         3,923,673
   6,000,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                      4.302         1/15/2038         5,945,016
   5,250,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(c)                                                   3.890         1/12/2037         5,229,819
   3,500,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                      4.529         1/12/2037         3,509,300
   7,250,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027         7,132,898
   6,000,000   LB-UBS Commercial Mortgage Trust                                 6.653        11/15/2027         6,723,300
   5,758,922   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012         5,802,678
   9,000,000   Morgan Stanley Capital I, Inc.                                   3.920         4/14/2040         9,000,162
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     87,682,315
=========================================================================================================================

Financials (11.6%)
-------------------------------------------------------------------------------------------------------------------------
   8,000,000   Capital One Financial Corporation                                6.250        11/15/2013         8,601,504
   7,000,000   Credit Suisse First Boston USA, Inc.                             4.125         1/15/2010         6,963,558
   7,000,000   Dow Jones CDX(e)                                                 6.375        12/29/2009         7,166,250
  10,000,000   Equitable Life Assurance Society USA(c)                          6.950         12/1/2005        10,315,220
   6,000,000   General Electric Capital Corporation(b,c,d)                      1.520          3/2/2005         5,925,000
   5,000,000   Goldman Sachs Group, Inc.                                        5.000         10/1/2014         4,992,940
   7,000,000   HSBC Capital Funding, LP(c,f)                                    9.547         6/30/2010         8,720,999
   2,000,000   ING Capital Funding Trust III                                    8.439        12/31/2010         2,394,656
   4,250,000   International Lease Finance Corporation(e)                       5.625          6/1/2007         4,440,714
   5,000,000   iSTAR Financial, Inc.(c)                                         5.125          4/1/2011         5,053,330
  25,472,390   Lehman Brothers, Inc.(c,d)                                       6.539         8/15/2008        26,819,879
   7,000,000   Montpelier Re Holdings, Ltd.                                     6.125         8/15/2013         7,199,682
   3,000,000   Morgan Stanley and Company                                       4.750          4/1/2014         2,923,224
   6,000,000   Protective Life Secured Trust                                    4.000         10/7/2009         5,952,126
   9,000,000   RBS Capital Trust I(c,f)                                         4.709          7/1/2013         8,767,764
   5,500,000   SouthTrust Corporation(c,d)                                      5.800         6/15/2014         5,824,286
   6,000,000   Washington Mutual, Inc.                                          8.250          4/1/2010         7,019,622
   6,000,000   Wells Fargo Capital(c)                                           7.730         12/1/2026         6,504,924
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               135,585,678
=========================================================================================================================

Foreign (2.1%)
-------------------------------------------------------------------------------------------------------------------------
   9,000,000   Corporacion Andina de Fomento(c)                                 6.875         3/15/2012        10,114,101
   1,031,250   Pemex Finance, Ltd.                                              8.450         2/15/2007         1,085,659
   6,000,000   Pemex Finance, Ltd.(d)                                           9.030         2/15/2011         6,918,060
   4,000,000   United Mexican States(e)                                         9.875          2/1/2010         4,916,000
   1,500,000   United Mexican States(c)                                         6.375         1/16/2013         1,597,500
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                   24,631,320
=========================================================================================================================

Industrial (24.9%)
-------------------------------------------------------------------------------------------------------------------------
   9,000,000   AOL Time Warner, Inc.(c)                                         6.875          5/1/2012        10,249,704
   4,500,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012         5,439,798
   3,000,000   BellSouth Corporation(c)                                         4.750        11/15/2012         3,018,420
   7,000,000   Bunge Limited Finance Corporation(c)                             7.800        10/15/2012         8,312,010
   2,500,000   Chesapeake Energy Corporation                                    7.000         8/15/2014         2,662,500
   5,500,000   CNF, Inc.(c)                                                     8.875          5/1/2010         6,525,558
   7,250,000   Cox Communications, Inc.                                         6.750         3/15/2011         7,938,706
   3,000,000   Cox Communications, Inc.(e)                                      4.625          6/1/2013         2,869,848
   3,000,000   Crown Euro Holdings SA                                           9.500          3/1/2011         3,420,000
   2,600,000   CSC Holdings, Inc.                                               7.625          4/1/2011         2,801,500
   2,000,000   CSC Holdings, Inc.(c,d)                                          6.750         4/15/2012         2,060,000
   4,500,000   D.R. Horton, Inc.                                                7.500         12/1/2007         4,876,875
   3,000,000   D.R. Horton, Inc.                                                4.875         1/15/2010         2,985,000
   4,500,000   DaimlerChrysler North American Holdings Corporation              4.750         1/15/2008         4,596,084
   5,000,000   DaimlerChrysler North American Holdings Corporation              6.500        11/15/2013         5,423,075
   5,000,000   Deutsche Telekom International Finance BV                        5.250         7/22/2013         5,143,035
   3,250,000   EchoStar DBS Corporation(d)                                      5.750         10/1/2008         3,290,625
   2,000,000   FedEx Corporation(c)                                             3.500          4/1/2009         1,958,248
   4,295,477   FedEx Corporation                                                6.845         1/15/2019         4,746,502
   4,281,247   FedEx Corporation                                                6.720         1/15/2022         4,814,134
   2,750,000   Fisher Scientific International, Inc.                            8.125          5/1/2012         3,052,500
   1,000,000   Fisher Scientific International, Inc.                            6.750         8/15/2014         1,072,500
   5,000,000   Ford Motor Credit Company                                        7.375          2/1/2011         5,388,755
   7,500,000   Gazprom International SA(c)                                      7.201          2/1/2020         7,931,250
   4,000,000   Georgia-Pacific Corporation(d)                                   8.875          2/1/2010         4,655,000
   8,000,000   Glencore Funding, LLC(c)                                         6.000         4/15/2014         7,739,824
   3,000,000   Goodrich Corporation(e)                                          7.625        12/15/2012         3,557,292
   7,000,000   Hospira, Inc.(c)                                                 4.950         6/15/2009         7,150,780
   3,000,000   KB Home                                                          6.375         8/15/2011         3,150,000
   3,000,000   Kerr-McGee Corporation                                           6.950          7/1/2024         3,317,508
   3,000,000   Kraft Foods, Inc.(c)                                             4.125        11/12/2009         2,983,584
   5,000,000   Kroger Company                                                   4.950         1/15/2015         4,960,680
   2,730,000   L-3 Communication Holdings, Inc., Convertible                    5.875         1/15/2015         2,723,175
   3,000,000   LG-Caltex Oil Corporation                                        5.500         8/25/2014         3,084,063
   4,500,000   Lockheed Martin Corporation                                      7.650          5/1/2016         5,513,548
   3,500,000   MISC Capital, Ltd.                                               5.000          7/1/2009         3,609,984
   3,300,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009         3,390,750
   2,000,000   Newfield Exploration Company                                     6.625          9/1/2014         2,115,000
   3,500,000   News America Holdings                                            8.150        10/17/2036         4,440,950
   5,000,000   Nextel Communications, Inc.                                      5.950         3/15/2014         5,175,000
   3,250,000   NOVA Chemicals Corporation(c)                                    6.500         1/15/2012         3,445,000
   5,250,000   Oakmont Asset Trust                                              4.514        12/22/2008         5,292,961
   1,500,000   PanAmSat Corporation                                             9.000         8/15/2014         1,674,375
   2,625,000   Peabody Energy Corporation(e)                                    6.875         3/15/2013         2,841,562
   6,000,000   Pioneer Natural Resources Company(c)                             5.875         7/15/2016         6,268,272
   3,500,000   Precision Castparts Corporation                                  5.600        12/15/2013         3,568,887
   3,500,000   Premcor Refining Group, Inc.                                     6.125          5/1/2011         3,666,250
   3,000,000   Qwest Corporation                                                8.875         3/15/2012         3,465,000
   2,700,000   Royal Caribbean Cruises, Ltd.                                    8.000         5/15/2010         3,051,000
   6,500,000   Southwest Airlines Company                                       5.496         11/1/2006         6,693,304
   9,000,000   Sprint Capital Corporation(c)                                    6.900          5/1/2019        10,068,210
   3,000,000   Stater Brothers Holdings, Inc.(e)                                8.125         6/15/2012         3,172,500
   2,150,000   Station Casinos, Inc.                                            6.500          2/1/2014         2,209,125
   4,727,093   Systems 2001 Asset Trust, LLC(d)                                 6.664         9/15/2013         5,237,855
   5,000,000   TCI Communications, Inc.                                         8.750          8/1/2015         6,377,295
   5,000,000   Telecom Italia Capital SA                                        4.000         1/15/2010         4,902,440
   3,500,000   Telecom Italia Capital SA                                        5.250        11/15/2013         3,537,572
   4,500,000   Tyco International Group SA                                      6.000        11/15/2013         4,902,574
   5,000,000   Union Pacific Corporation(d)                                     4.875         1/15/2015         4,955,515
   2,944,730   United Air Lines, Inc.(g)                                        7.186          4/1/2011         2,675,641
   1,000,000   Valero Energy Corporation                                        6.875         4/15/2012         1,134,244
   3,000,000   Valero Energy Corporation                                        4.750         6/15/2013         2,963,544
   9,000,000   Verizon Global Funding Corporation(e)                            4.375          6/1/2013         8,769,807
   2,500,000   WellPoint, Inc.                                                  5.000        12/15/2014         2,492,130
   3,000,000   XTO Energy, Inc.                                                 6.250         4/15/2013         3,283,212
   3,000,000   XTO Energy, Inc.(c)                                              5.000         1/31/2015         2,981,226
   4,000,000   Yum! Brands, Inc.(c)                                             7.650         5/15/2008         4,461,476
-------------------------------------------------------------------------------------------------------------------------
               Total Industrial                                                                               292,234,742
=========================================================================================================================

Mortgage-Backed Securities (7.3%)
-------------------------------------------------------------------------------------------------------------------------
  20,750,000   Federal National Mortgage Association 15-Yr.
               Conventional(h)                                                  5.500          1/1/2020        21,437,344
  62,750,000   Federal National Mortgage Association 30-Yr.
               Conventional(h)                                                  6.000          1/1/2035        64,867,812
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                86,305,156
=========================================================================================================================

U.S. Government (9.0%)
-------------------------------------------------------------------------------------------------------------------------
  15,000,000   Federal Home Loan Mortgage Corporation(b,c,d)                    2.415          3/9/2005        15,001,050
  11,000,000   Federal National Mortgage Association(e)                         2.375        12/15/2005        10,938,411
  21,250,000   U.S. Treasury Bonds(e)                                           6.125         8/15/2029        24,948,818
  12,190,920   U.S. Treasury Inflation Indexed Bonds(e)                         3.875         4/15/2029        16,729,185
   2,000,000   U.S. Treasury Notes(e)                                           1.500         7/31/2005         1,987,734
   7,500,000   U.S. Treasury Notes(e)                                           3.250         8/15/2008         7,465,140
   4,000,000   U.S. Treasury Notes(e)                                           4.250        11/15/2014         4,010,468
  38,000,000   U.S. Treasury Principal Strips(e)                          Zero Coupon        11/15/2022        15,453,118
  12,750,000   U.S. Treasury Strips(e)                                    Zero Coupon         2/15/2013         9,062,878
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                          105,596,802
=========================================================================================================================

Utilities (9.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   ANR Pipeline Company(e)                                          8.875         3/15/2010         2,520,000
   5,500,000   Atmos Energy Corporation(c)                                      4.000        10/15/2009         5,436,844
   3,500,000   Consolidated Natural Gas Company                                 5.000         12/1/2014         3,503,356
   7,000,000   Duke Capital, LLC(c)                                             5.668         8/15/2014         7,222,957
   6,000,000   Enterprise Products Operating, LP                                5.600        10/15/2014         6,053,220
   1,000,000   FirstEnergy Corporation(c)                                       5.500        11/15/2006         1,032,328
   6,500,000   FirstEnergy Corporation                                          6.450        11/15/2011         7,062,055
   4,000,000   Kinder Morgan Energy Partners, LP(d)                             7.500         11/1/2010         4,623,868
   3,500,000   Kinder Morgan Energy Partners, LP                                5.125        11/15/2014         3,493,042
   6,000,000   Magellan Midstream Partners, LP                                  5.650        10/15/2016         6,066,312
   8,500,000   MidAmerican Energy Holdings Company(c,d)                         7.630        10/15/2007         9,308,444
   2,250,000   NiSource Finance Corporation                                     7.875        11/15/2010         2,645,053
   2,000,000   Pacific Energy Partners, LP/Pacific Energy Finance
               Corporation                                                      7.125         6/15/2014         2,130,000
   5,000,000   Pacific Gas & Electric Company                                   6.050          3/1/2034         5,193,080
   4,500,000   Plains All American Pipeline, LP                                 7.750        10/15/2012         5,263,857
   1,500,000   Plains All American Pipeline, LP                                 5.875         8/15/2016         1,548,988
   1,662,474   Power Contract Financing, LLC                                    5.200          2/1/2006         1,677,919
   3,000,000   Power Contract Financing, LLC                                    6.256          2/1/2010         3,139,830
   4,480,958   Power Receivables Finance, LLC                                   6.290          1/1/2012         4,715,984
   2,750,000   Public Service Company of New Mexico                             4.400         9/15/2008         2,772,993
   2,250,000   Southern Natural Gas Company                                     8.875         3/15/2010         2,520,000
   1,500,000   Texas Genco, LLC/Texas Genco Financing Corporation               6.875        12/15/2014         1,550,625
   5,500,000   Texas-New Mexico Power Company(c)                                6.125          6/1/2008         5,664,632
   3,000,000   Transcontinental Gas Pipe Corporation(c)                         8.875         7/15/2012         3,648,750
   3,000,000   TXU Corporation(c)                                               4.800        11/15/2009         3,005,370
   3,000,000   TXU Corporation                                                  6.500        11/15/2024         3,005,007
   7,000,000   Westar Energy, Inc.(c)                                           7.875          5/1/2007         7,612,122
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                112,416,636
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $947,220,226)                                               969,679,792
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (9.7%)         Interest Rate (i)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 113,766,918   Thrivent Financial Securities Lending Trust                      2.240%              N/A      $113,766,918
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $113,766,918)                                                                                  113,766,918
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (7.6%)                        Interest Rate (i)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $10,000,000   Alcon Capital Corporation(d)                                     2.300%        1/14/2005        $9,991,694
   5,000,000   Citigroup, Inc.(b)                                               2.280          2/7/2005         5,000,000
  10,000,000   Federal National Mortgage Association(c)                         2.260          1/5/2005         9,997,489
  19,120,000   New Center Asset Trust                                           2.250          1/3/2005        19,117,610
  22,450,000   Rabobank USA Finance Corporation                                 2.170          1/3/2005        22,447,294
  13,120,000   Ranger Funding Company, LLC(c)                                   2.350          2/2/2005        13,092,594
   9,287,832   Thrivent Money Market Portfolio                                  1.800               N/A         9,287,832
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                88,934,513
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $1,149,921,657)                                                     $1,172,381,223
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(c) At December 31, 2004, all or a portion of the denoted securities, valued at $245,109,504, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                          Notional
                                      Number of         Expiration                                        Principal    Unrealized
  Type                                Contracts             Date          Position       Value              Amount    Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures 10 yr.       1,550           March 2005          Short    $(173,503,125) $(172,580,580)    $(922,545)
U.S. Treasury Bond Futures 30 yr.         585           March 2005          Long       $65,812,500    $64,832,054      $980,446

(d) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(e) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(f) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(g) In bankruptcy.

(h) Denotes investments purchased on a when-issued basis.

(i) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.








Bond Index Portfolio
Schedule of Investments as of December 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (64.8%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (0.7%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Chase Funding Mortgage Loan Asset-Backed(b)                      2.734%        9/25/2024          $991,936
     450,000   GMAC Mortgage Corporation Loan Trust(c)                          2.547         1/25/2005           450,836
      75,369   Green Tree Financial Corporation                                 6.330         11/1/2029            79,058
     725,000   Honda Auto Receivables Owner Trust(b)                            2.480         7/18/2008           718,961
     450,000   MBNA Credit Card Master Note Trust(b,c)                          2.513         1/15/2005           451,076
     250,000   PECO Energy Transition Trust(b)                                  6.050          3/1/2009           259,721
     153,694   Vanderbilt Mortgage Finance Corporation                          7.820         11/7/2017           156,515
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    3,108,103
=========================================================================================================================

Commercial Mortgage-Backed Securities (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   Banc of America Commercial Mortgage, Inc.(b)                     5.118         7/11/2043           724,420
     400,000   Bear Stearns Commercial Mortgage Securities(b)                   3.869         2/11/2041           395,567
   1,000,000   Credit Suisse First Boston Mortgage Securities
               Corporation(b)                                                   3.861         3/15/2036           998,994
     500,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      4.829        11/15/2037           498,855
     250,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      2.843         5/15/2038           241,988
     600,000   General Electric Capital Commercial Mortgage
               Corporation                                                      4.641         9/10/2013           602,773
     400,000   GMAC Commercial Mortgage Securities, Inc.                        6.175         5/15/2033           431,137
     653,616   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b,c)                                                 2.748         1/14/2005           653,945
     500,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                      4.654         1/12/2037           501,238
   1,000,000   LB-UBS Commercial Mortgage Trust(b)                              3.086         5/15/2027           974,775
     700,000   LB-UBS Commercial Mortgage Trust                                 4.786        10/15/2029           698,529
     217,033   Morgan Stanley Capital I, Inc.                                   6.120         3/15/2031           223,644
     431,593   Nationslink Funding Corporation                                  6.316         1/20/2031           462,166
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      7,408,031
=========================================================================================================================

Financials (4.9%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Allstate Corporation(d)                                          5.000         8/15/2014           503,270
     250,000   Associates Corporation of North America(b)                       6.250         11/1/2008           270,999
   1,075,000   Bank of America Corporation(d)                                   3.875         1/15/2008         1,083,384
     650,000   Bank of America Corporation(d)                                   4.750         8/15/2013           649,072
     425,000   Bank One Corporation(b)                                          5.900        11/15/2011           457,186
     600,000   BB&T Corporation(b)                                              6.500          8/1/2011           669,252
     725,000   CIT Group, Inc.(b)                                               4.750        12/15/2010           736,704
     450,000   Citigroup, Inc.(b)                                               3.500          2/1/2008           447,993
     590,000   Citigroup, Inc.                                                  5.000         9/15/2014           592,846
     900,000   Countrywide Home Loans, Inc.(b)                                  4.000         3/22/2011           875,034
     725,000   Credit Suisse First Boston USA, Inc.                             3.875         1/15/2009           720,762
     475,000   EOP Operating, LP(b)                                             4.750         3/15/2014           459,500
     950,000   Goldman Sachs Group, Inc.(b)                                     6.600         1/15/2012         1,060,237
     500,000   Household Finance Corporation(d)                                 4.750         5/15/2009           512,713
     650,000   Household Finance Corporation(b)                                 6.375        11/27/2012           718,174
     850,000   International Lease Finance Corporation(b)                       5.875          5/1/2013           901,644
     725,000   J.P. Morgan Chase & Company(b)                                   4.500        11/15/2010           735,016
     775,000   Lehman Brothers Holdings, Inc.(d)                                3.950        11/10/2009           767,180
     475,000   Merrill Lynch & Company, Inc.(d)                                 5.000          2/3/2014           476,701
   1,856,000   Morgan Stanley and Company(b)                                    5.878          3/1/2007         1,922,278
   1,425,000   Morgan Stanley and Company                                       3.875         1/15/2009         1,417,078
     567,000   Morgan Stanley and Company(b)                                    7.700          3/1/2032           690,736
     300,000   PNC Funding Corporation(b)                                       6.875         7/15/2007           323,306
     600,000   ProLogis Trust(b)                                                5.500          3/1/2013           621,887
     500,000   SouthTrust Corporation(b)                                        5.800         6/15/2014           529,480
     500,000   Student Loan Marketing Corporation(d)                            4.000         1/15/2010           496,128
     475,000   Union Planters Corporation                                       4.375         12/1/2010           474,147
     500,000   Washington Mutual Bank FA                                        5.500         1/15/2013           516,352
   1,000,000   Wells Fargo & Company                                            4.200         1/15/2010         1,004,064
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                20,633,123
=========================================================================================================================

Foreign (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   African Development Bank(b)                                      6.875        10/15/2015           291,234
     350,000   Canadian Government(b)                                           5.250         11/5/2008           370,013
     650,000   European Investment Bank(d)                                      3.000         6/16/2008           644,471
     475,000   Export-Import Bank of Korea(b)                                   4.125         2/10/2009           473,709
     350,000   Inter-American Development Bank                                  5.375        11/18/2008           372,421
     750,000   International Bank for Reconstruction and Development            5.000         3/28/2006           768,346
     425,000   Pemex Project Funding Master Trust(b)                            9.125        10/13/2010           509,575
     250,000   Province of Nova Scotia(b)                                       7.250         7/27/2013           298,449
     250,000   Province of Ontario                                              6.000         2/21/2006           257,837
     400,000   Province of Quebec(d)                                            4.875          5/5/2014           406,515
     300,000   Province of Quebec                                               7.500         7/15/2023           382,095
     500,000   Republic of Italy                                                6.000         2/22/2011           547,408
     200,000   Republic of Italy(d)                                             4.375         6/15/2013           198,713
   1,175,000   United Mexican States(b)                                         7.500         1/14/2012         1,332,450
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    6,853,236
=========================================================================================================================

Industrial (8.3%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Alcan, Inc.(b)                                                   5.200         1/15/2014           513,029
     500,000   Anadarko Finance Company(b)                                      6.750          5/1/2011           563,109
     750,000   AOL Time Warner, Inc.(b)                                         6.875          5/1/2012           854,142
     700,000   AT&T Wireless Services, Inc.(b)                                  7.875          3/1/2011           825,032
     975,000   Boeing Capital Corporation(d)                                    6.100          3/1/2011         1,063,492
     200,000   British Telecom plc(b)                                           8.375        12/15/2010           240,172
     650,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012           771,830
     500,000   Burlington Resources, Inc.(b)                                    6.500         12/1/2011           559,746
     275,000   Caterpillar, Inc.(b)                                             4.500         6/15/2009           280,763
     400,000   Cingular Wireless, Inc.(b)                                       6.500        12/15/2011           445,125
     475,000   Coca-Cola HBC Finance BV(b)                                      5.125         9/17/2013           487,196
     300,000   Codelco, Inc.(b)                                                 6.375        11/30/2012           331,024
     225,000   Comcast Corporation(b)                                           5.500         3/15/2011           237,815
     650,000   ConAgra Foods, Inc.(b)                                           6.000         9/15/2006           676,780
     850,000   ConocoPhillips(b)                                                4.750        10/15/2012           866,645
     500,000   Cox Communications, Inc.                                         7.750         11/1/2010           572,747
     500,000   CSX Corporation(b)                                               5.500          8/1/2013           522,905
   1,000,000   DaimlerChrysler North American Holdings
               Corporation(b)                                                   4.750         1/15/2008         1,021,352
     200,000   Deutsche Telekom International Finance BV(e)                     8.500         6/15/2010           238,275
     500,000   Deutsche Telekom International Finance BV(d)                     5.250         7/22/2013           514,304
     350,000   Dow Chemical Company(b)                                          5.750        11/15/2009           374,390
     475,000   FedEx Corporation(b)                                             3.500          4/1/2009           465,084
     750,000   Ford Motor Credit Company(b)                                     5.800         1/12/2009           766,606
   1,300,000   Ford Motor Credit Company(b)                                     7.250        10/25/2011         1,394,154
     200,000   France Telecom SA(b,e)                                           9.250          3/1/2011           238,581
   1,400,000   General Electric Company(b)                                      5.000          2/1/2013         1,436,351
     750,000   General Mills, Inc.                                              6.000         2/15/2012           813,854
   1,875,000   General Motors Acceptance Corporation(d)                         5.625         5/15/2009         1,875,068
     300,000   GlaxoSmithKline Capital, Inc.(b)                                 5.375         4/15/2034           298,003
     250,000   Hanson plc(b)                                                    6.750         9/15/2005           255,939
     225,000   Hutchison Whampoa International, Ltd.(b)                         5.450        11/24/2010           233,028
     250,000   Hutchison Whampoa International, Ltd.                            6.250         1/24/2014           263,275
     500,000   International Business Machines Corporation(d)                   4.250         9/15/2009           505,914
     650,000   International Paper Company(b,e)                                 5.850        10/30/2012           692,589
     350,000   John Deere Capital Corporation(b)                                7.000         3/15/2012           403,537
     250,000   Kimberly-Clark Corporation                                       6.375          1/1/2028           280,807
     650,000   Kraft Foods, Inc.(b)                                             6.250          6/1/2012           713,547
     500,000   Kroger Company(b)                                                4.950         1/15/2015           496,068
     525,000   Lockheed Martin Corporation(b,d)                                 8.200         12/1/2009           618,946
     200,000   Northrop Grumman Corporation(b)                                  7.125         2/15/2011           229,523
     300,000   Potash Corporation of Saskatchewan, Inc.(b)                      7.750         5/31/2011           353,389
     450,000   Raytheon Company(b)                                              5.500        11/15/2012           475,110
     475,000   Safeway, Inc.(b)                                                 4.125         11/1/2008           472,211
     400,000   SBC Communications, Inc.                                         5.875          2/1/2012           430,802
     600,000   Sprint Capital Corporation(b)                                    7.625         1/30/2011           696,623
     550,000   Sprint Capital Corporation                                       6.900          5/1/2019           615,280
     910,000   Target Corporation(b)                                            6.350         1/15/2011         1,014,434
     425,000   Tele-Communications, Inc. (TCI Group,b)                          7.875          8/1/2013           509,572
     600,000   Telecom Italia Capital SA(d)                                     5.250        11/15/2013           606,441
     500,000   Textron, Inc.(b)                                                 4.500          8/1/2010           506,230
     525,000   Toyota Motor Credit Corporation(b)                               2.875          8/1/2008           510,061
     500,000   Tyco International Group SA                                      6.375        10/15/2011           552,028
     650,000   Union Oil Company of California(b)                               5.050         10/1/2012           665,294
     500,000   Union Pacific Corporation(b)                                     7.000          2/1/2016           578,868
     500,000   Valero Energy Corporation                                        4.750         6/15/2013           493,924
   1,000,000   Verizon Global Funding Corporation(d)                            7.375          9/1/2012         1,176,786
     500,000   Wal-Mart Stores, Inc.(d)                                         7.550         2/15/2030           650,948
     500,000   WellPoint, Inc.                                                  5.000        12/15/2014           498,426
-------------------------------------------------------------------------------------------------------------------------
               Total Industrial                                                                                34,747,174
=========================================================================================================================

Mortgage-Backed Securities (22.9%)
-------------------------------------------------------------------------------------------------------------------------
      23,401   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500         12/1/2009            24,819
      20,394   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          1/1/2011            21,622
      20,841   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         10/1/2012            22,087
      19,078   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          1/1/2013            20,221
      47,025   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          9/1/2013            49,328
     108,183   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500          3/1/2014           112,049
      80,759   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          4/1/2014            84,714
      24,922   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through(b)                                                  7.000         10/1/2014            26,419
     212,840   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500          1/1/2015           225,748
      44,245   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          3/1/2016            46,870
      98,875   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          9/1/2016           103,566
     224,750   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         10/1/2016           237,997
     617,955   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          6/1/2017           655,081
     833,407   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          7/1/2017           872,963
   1,191,882   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500         12/1/2017         1,232,562
   7,000,000   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Conventional(f)                                                  5.000          1/1/2035         6,949,684
  12,800,000   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Conventional(f)                                                  6.000          1/1/2035        13,219,994
      68,434   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          6/1/2016            71,681
      13,717   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          4/1/2024            14,450
      17,871   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2024            19,038
       6,349   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          8/1/2025             6,827
      23,720   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.500         11/1/2025            26,068
       6,654   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          1/1/2026             7,243
       1,897   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          6/1/2026             2,018
      11,361   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          4/1/2027            12,065
      86,259   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          5/1/2027            93,892
      12,030   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          7/1/2027            12,922
      22,268   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          8/1/2027            23,647
      10,725   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         10/1/2027            11,514
      14,079   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2028            14,942
      45,652   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          8/1/2028            47,321
      34,965   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         10/1/2028            36,759
      27,494   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          2/1/2029            28,905
      66,079   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          3/1/2029            68,413
      11,744   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          7/1/2029            12,458
      43,387   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         10/1/2029            46,522
      25,012   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         11/1/2029            26,819
      50,948   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          5/1/2031            53,510
     153,134   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          6/1/2031           158,408
      79,849   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          6/1/2031            84,626
     168,997   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          7/1/2031           174,817
      44,228   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2031            46,875
      99,995   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         10/1/2031           105,024
     734,294   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          1/1/2032           759,582
     121,465   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2032           128,734
     801,169   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through(b)                                                  6.500          7/1/2032           841,262
     528,785   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          8/1/2032           560,430
     583,633   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         10/1/2032           612,840
     976,865   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000         11/1/2032         1,010,509
   7,900,000   Federal National Mortgage Association 15-Yr.
               Conventional(f)                                                  4.500          1/1/2020         7,872,840
  14,000,000   Federal National Mortgage Association 15-Yr.
               Conventional(f)                                                  5.000          1/1/2020        14,218,755
  31,800,000   Federal National Mortgage Association 30-Yr.
               Conventional(f)                                                  5.500          1/1/2035        32,277,000
      18,068   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500          5/1/2026            19,007
      10,740   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          8.000          9/1/2026            11,686
   1,083,169   Federal National Mortgage Association 30-Yr. Pass
               Through(b)                                                       6.500         12/1/2032         1,136,916
       9,810   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          4/1/2011            10,302
      12,470   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.500          7/1/2011            13,240
      12,516   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              8.000          7/1/2012            13,311
      19,409   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500         12/1/2012            20,601
      41,549   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          6/1/2013            44,099
      66,759   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000         12/1/2013            70,104
      11,838   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                             10.500          8/1/2020            13,232
      15,299   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000         12/1/2024            16,655
      19,412   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2025            20,674
      68,582   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         11/1/2025            72,214
       7,630   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500         12/1/2025             8,389
      21,132   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          1/1/2026            22,712
      14,861   Federal National Mortgage Association  30-Yr. Pass
               Through                                                          7.000          2/1/2026            15,818
      16,685   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          2/1/2027            17,914
       8,536   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2027             9,086
      17,604   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          8/1/2027            18,509
       6,618   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         11/1/2027             7,102
      22,342   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              9.000         11/1/2027            24,878
       8,025   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          1/1/2028             8,525
     177,875   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          2/1/2028           190,881
      28,710   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2028            29,789
      17,642   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          9/1/2028            18,539
      47,474   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2028            50,396
     106,522   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         11/1/2028           114,372
     112,637   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         12/1/2028           116,870
      27,273   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         12/1/2028            28,952
      30,185   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          2/1/2029            31,720
      96,035   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          3/1/2029            99,644
      42,524   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2029            45,116
     124,947   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          4/1/2029           131,249
      25,259   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          8/1/2029            26,533
      40,979   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2029            43,923
      46,969   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2029            49,832
      36,487   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2029            39,108
      23,474   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          4/1/2030            25,453
      12,777   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2030            13,691
     240,667   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2031           249,193
     453,679   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          4/1/2032           476,190
     402,640   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          5/1/2032           422,619
     215,825   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          5/1/2032           228,791
   1,681,566   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2032         1,765,005
     518,395   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          8/1/2032           544,117
      25,108   Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.500         6/15/2009            26,550
      51,784   Government National Mortgage Association 15-Yr. Pass
               Through                                                          7.000         9/15/2013            55,178
   3,350,000   Government National Mortgage Association 30-Yr.
               Conventional(f)                                                  6.500          1/1/2035         3,523,781
       6,519   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         3/15/2023             7,049
      14,363   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2024            15,336
       8,272   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000         9/15/2024             9,292
      10,449   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         6/15/2025            11,386
      46,302   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         7/15/2026            50,380
       4,291   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         9/15/2026             4,669
      10,626   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        10/15/2026            11,562
      26,368   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         3/15/2027            28,382
       9,023   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        10/15/2027             9,712
      34,859   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000        11/15/2027            37,124
      41,285   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000        11/15/2027            43,967
      25,386   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2028            27,025
       5,901   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         4/15/2028             6,411
      31,713   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2028            33,447
      35,888   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         8/15/2028            38,203
      54,438   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        11/15/2028            58,496
      26,610   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500        12/15/2028            28,064
     114,674   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         3/15/2029           120,865
      48,213   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         4/15/2029            50,815
      40,937   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        10/15/2030            44,443
      45,033   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         1/15/2031            48,365
      28,614   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         4/15/2031            30,413
     109,880   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         6/15/2031           115,769
      99,959   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2031           105,316
     137,631   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         9/15/2031           146,286
     734,531   Government National Mortgage Association 30-Yr. Pass
               Through(b)                                                       6.500         1/15/2032           773,905
     146,691   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         4/15/2032           154,554
     836,621   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2032           881,467
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                96,229,609
=========================================================================================================================

U.S. Government (23.6%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Federal Home Loan Bank                                           6.500        11/29/2005           257,983
     600,000   Federal Home Loan Bank(d)                                        5.250         8/15/2006           619,472
     500,000   Federal Home Loan Bank                                           6.625         8/27/2007           540,376
   2,000,000   Federal Home Loan Bank(b)                                        3.375         2/15/2008         1,990,314
     500,000   Federal Home Loan Bank(d)                                        2.750         3/14/2008           488,624
     700,000   Federal Home Loan Bank(b)                                        5.925          4/9/2008           751,768
     500,000   Federal Home Loan Bank(d)                                        4.500        11/15/2012           505,718
     850,000   Federal Home Loan Bank(d)                                        4.500         9/16/2013           855,728
   4,300,000   Federal Home Loan Mortgage Corporation(d)                        2.875        12/15/2006         4,269,831
     500,000   Federal Home Loan Mortgage Corporation(d)                        7.100         4/10/2007           541,030
   1,000,000   Federal Home Loan Mortgage Corporation(d)                        3.500         9/15/2007         1,002,857
   2,150,000   Federal Home Loan Mortgage Corporation(d)                        5.750         4/15/2008         2,295,875
   1,050,000   Federal Home Loan Mortgage Corporation                           6.000         6/15/2011         1,157,466
   1,750,000   Federal Home Loan Mortgage Corporation                           5.125         7/15/2012         1,839,817
   1,000,000   Federal Home Loan Mortgage Corporation(d)                        4.500         1/15/2013         1,008,351
   3,700,000   Federal National Mortgage Association(d)                         5.500         2/15/2006         3,798,712
   1,000,000   Federal National Mortgage Association(d)                         4.250         7/15/2007         1,020,959
   3,100,000   Federal National Mortgage Association                            3.250         1/15/2008         3,076,170
   1,500,000   Federal National Mortgage Association                            5.250         1/15/2009         1,583,550
   1,000,000   Federal National Mortgage Association(d)                         6.250          2/1/2011         1,096,315
   2,000,000   Federal National Mortgage Association(d)                         6.125         3/15/2012         2,222,118
     500,000   Federal National Mortgage Association                            5.960         9/11/2028           546,542
     100,000   Federal National Mortgage Association                            6.250         5/15/2029           113,801
     200,000   Resolution Funding Corporation(b)                                8.125        10/15/2019           265,090
     250,000   Tennessee Valley Authority(b)                                    6.000         3/15/2013           276,762
   1,800,000   U.S. Treasury Bonds(d)                                           7.500        11/15/2016         2,300,274
     350,000   U.S. Treasury Bonds(d)                                           8.750         5/15/2017           490,424
     400,000   U.S. Treasury Bonds(d)                                           8.875         2/15/2019           575,453
     475,000   U.S. Treasury Bonds(d)                                           8.125         8/15/2019           648,338
     250,000   U.S. Treasury Bonds(d)                                           8.125         8/15/2021           346,152
     290,000   U.S. Treasury Bonds(d)                                           7.625        11/15/2022           387,592
   1,000,000   U.S. Treasury Bonds(d)                                           6.250         8/15/2023         1,170,742
     260,000   U.S. Treasury Bonds(d)                                           7.500        11/15/2024           347,506
     350,000   U.S. Treasury Bonds(d)                                           6.875         8/15/2025           440,850
     465,000   U.S. Treasury Bonds(d)                                           6.625         2/15/2027           573,167
     500,000   U.S. Treasury Bonds                                              6.375         8/15/2027           600,390
   1,000,000   U.S. Treasury Bonds(d)                                           5.500         8/15/2028         1,082,344
  10,025,000   U.S. Treasury Bonds(d)                                           5.250        11/15/2028        10,507,453
   1,500,000   U.S. Treasury Bonds(d)                                           5.250         2/15/2029         1,573,476
     800,000   U.S. Treasury Bonds(d)                                           6.125         8/15/2029           939,250
     700,000   U.S. Treasury Notes                                              5.875        11/15/2005           718,621
     500,000   U.S. Treasury Notes(d)                                           5.625         2/15/2006           515,469
   5,000,000   U.S. Treasury Notes(d)                                           2.000         5/15/2006         4,941,015
   3,800,000   U.S. Treasury Notes(d)                                           7.000         7/15/2006         4,028,889
   2,050,000   U.S. Treasury Notes(d)                                           6.500        10/15/2006         2,172,840
   5,425,000   U.S. Treasury Notes(d)                                           3.500        11/15/2006         5,470,776
  12,150,000   U.S. Treasury Notes(d)                                           4.375         5/15/2007        12,487,442
     450,000   U.S. Treasury Notes(d)                                           6.125         8/15/2007           482,941
     350,000   U.S. Treasury Notes(d)                                           5.500         2/15/2008           372,941
     200,000   U.S. Treasury Notes(d)                                           5.500         5/15/2009           216,312
   3,350,000   U.S. Treasury Notes(d)                                           6.000         8/15/2009         3,694,685
   2,225,000   U.S. Treasury Notes(d)                                           6.500         2/15/2010         2,519,029
   5,825,000   U.S. Treasury Notes(d)                                           5.000         2/15/2011         6,196,571
     650,000   U.S. Treasury Notes(d)                                           4.875         2/15/2012           687,019
     375,000   U.S. Treasury Notes(d)                                           4.250         8/15/2013           377,959
     250,000   U.S. Treasury Notes(d)                                           4.750         5/15/2014           260,527
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           99,251,676
=========================================================================================================================

Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     525,000   Alliant Energy Resources, Inc.(b)                                7.375         11/9/2009           597,548
     400,000   CenterPoint Energy Houston Electric, LLC(b)                      5.600          7/1/2023           399,358
     250,000   Columbia Energy Group(b)                                         7.320        11/28/2010           258,146
     475,000   Duke Capital Corporation(d)                                      7.500         10/1/2009           537,614
     475,000   FirstEnergy Corporation(b)                                       6.450        11/15/2011           516,073
     400,000   Niagara Mohawk Power Corporation(b)                              7.750         10/1/2008           449,993
     375,000   Oncor Electric Delivery Company                                  6.375         1/15/2015           413,186
     250,000   Pacific Gas & Electric Company                                   6.050          3/1/2034           259,654
     600,000   Public Service Company of Colorado                               7.875         10/1/2012           726,802
     225,000   Southern California Edison Company(b)                            5.000         1/15/2014           228,641
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  4,387,015
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $269,026,235)                                               272,617,967
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (16.5%)         Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  69,667,623   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $69,667,623
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $69,667,623)                                                                                    69,667,623
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (18.7%)                        Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $250,000   Avalon Properties, Inc.(b)                                       6.625%        1/15/2005          $249,781
   6,500,000   Delaware Funding Corporation(b)                                  2.330         1/18/2005         6,492,848
   6,500,000   Falcon Asset Securitization Corporation                          2.340          2/2/2005         6,486,480
     500,000   Federal Home Loan Bank                                           4.125         1/14/2005           500,442
   6,500,000   Federal Home Loan Mortgage Corporation                           2.274         1/25/2005         6,490,163
   6,500,000   Federal Home Loan Mortgage Corporation(b,d)                      2.276         1/28/2005         6,488,934
   6,000,000   Federal National Mortgage Association                            2.316          2/7/2005         5,985,755
  11,500,000   Old Line Funding Corporation                                     2.230          1/3/2005        11,498,575
   6,500,000   Preferred Receivables Funding Corporation(b)                     2.310         1/11/2005         6,495,829
   6,500,000   Ranger Funding Company, LLC(b)                                   2.330         1/24/2005         6,490,324
   9,547,673   Thrivent Money Market Portfolio                                  1.800               N/A         9,547,673
   6,000,000   Wal-Mart Funding Corporation(b)                                  2.370         1/20/2005         5,992,495
   6,000,000   Windmill Funding Corporation(b)                                  2.340         1/19/2005         5,992,980
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                78,712,279
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $417,406,137)                                                         $420,997,869
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) Denotes investments purchased on a when-issued basis.

(g) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.







Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (74.8%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (13.1%)
-------------------------------------------------------------------------------------------------------------------------
  $1,500,000   American Express Credit Account Master Trust(b,c)                2.523%        1/15/2005        $1,502,760
   3,000,000   Americredit Automobile Receivables Trust(d)                      3.430          7/6/2011         2,953,800
   1,500,000   Bank One Issuance Trust(b,c)                                     2.453         1/15/2005         1,500,844
     532,783   Capital Auto Receivables Asset Trust(b,c)                        2.493         1/15/2005           532,909
   3,000,000   Capital Auto Receivables Asset Trust(d)                          3.350         2/15/2008         2,995,664
   3,000,000   Chase Funding Mortgage Loan Asset-Backed(d)                      2.734         9/25/2024         2,975,808
     500,000   Citibank Credit Card Master Trust                                6.100         5/15/2008           518,896
   4,000,000   Countrywide Asset-Backed Certificates(b)                         3.903         1/25/2031         3,983,724
   3,000,000   Countrywide Asset-Backed Certificates                            3.683        12/25/2034         2,997,656
     500,000   CPL Transition Funding, LLC(b)                                   5.010         1/15/2010           512,373
   3,000,000   Credit Based Asset Servicing and Securitization(d)               3.887        10/25/2034         2,980,215
   1,500,000   DaimlerChrysler Master Owner Trust(c)                            2.453         1/15/2005         1,500,844
     404,978   Federal Home Loan Mortgage Corporation                           3.158        12/27/2029           404,629
   1,000,000   First National Master Note Trust(c)                              2.502         1/15/2005         1,001,201
   1,500,000   Ford Credit Floorplan Master Owner Trust(c,d)                    2.543         1/15/2005         1,503,220
   1,500,000   GMAC Mortgage Corporation Loan Trust(b,c)                        2.547         1/25/2005         1,502,787
   3,000,000   Harley Davidson Motorcycle Trust                                 3.200         5/15/2012         2,970,945
   3,000,000   Honda Auto Receivables Owner Trust(b)                            2.910        10/20/2008         2,973,465
   2,000,000   Honda Auto Receivables Owner Trust(d)                            2.790         3/16/2009         1,975,164
   1,500,000   Honda Auto Receivables Owner Trust(b)                            2.960         4/20/2009         1,484,439
   1,000,000   MBNA Credit Card Master Note Trust(c)                            2.513         1/15/2005         1,002,390
     500,000   MBNA Credit Card Master Note Trust                               4.950         6/15/2009           516,256
   1,500,000   National City Credit Card Master Trust(b,c)                      2.553         1/15/2005         1,501,407
   3,500,000   Nissan Auto Lease Trust                                          3.180         6/15/2010         3,485,212
   1,500,000   Popular ABS Mortgage Pass-Through Trust                          4.000        12/25/2034         1,494,700
   3,500,000   Renaissance Home Equity Loan Trust                               3.856         1/25/2035         3,500,000
   1,150,000   Residential Asset Mortgage Products, Inc.(d)                     3.620         7/25/2026         1,145,438
   2,000,000   Residential Asset Securities Corporation(d)                      3.250         5/25/2029         1,992,034
     750,000   Toyota Auto Receivables Owner Trust(d)                           4.390         5/15/2009           755,833
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   54,164,613
=========================================================================================================================

Commercial Mortgage-Backed Securities (5.6%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Banc of America Commercial Mortgage, Inc.(b)                     4.561        11/10/2041         1,505,960
     400,798   Banc of America Commercial Mortgage, Inc.(d)                     3.366         7/11/2043           399,572
   1,300,000   Bear Stearns Commercial Mortgage Securities(b)                   3.869         2/11/2041         1,285,592
   3,000,000   Bear Stearns Commercial Mortgage Securities                      3.700         8/13/2046         2,979,489
   2,750,000   Commercial Mortgage Pass-Through Certificates(b)                 4.405        10/15/2037         2,740,854
     900,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      3.861         3/15/2036           899,095
     980,424   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b,c)                                                 2.748         1/14/2005           980,918
   1,300,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                      4.302         1/15/2038         1,288,087
   1,500,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(d)                                                   3.890         1/12/2037         1,494,234
   1,000,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(d)                                                   4.529         1/12/2037         1,002,657
   1,500,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027         1,475,772
   1,500,000   LB-UBS Commercial Mortgage Trust                                 6.653        11/15/2027         1,680,825
   2,000,000   LB-UBS Commercial Mortgage Trust(d)                              4.187         8/15/2029         2,008,856
     863,839   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012           870,402
   2,750,000   Morgan Stanley Capital I, Inc.                                   3.920         4/14/2040         2,750,050
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     23,362,363
=========================================================================================================================

Consumer Non-Cyclical (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Harvard University(b)                                            8.125         4/15/2007           829,245
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                        829,245
=========================================================================================================================

Financials (12.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,400,000   ANZ Capital Trust I(d)                                           4.484         1/15/2010         1,401,690
     750,000   Capital One Financial Corporation                                7.250          5/1/2006           786,211
     600,000   CIT Group, Inc.                                                  4.000          5/8/2008           602,197
   2,000,000   Credit Suisse First Boston USA, Inc.(d)                          4.125         1/15/2010         1,989,588
   1,000,000   Dow Jones CDX                                                    6.375        12/29/2009         1,023,750
   2,000,000   General Electric Capital Corporation(b,c)                        1.520          3/2/2005         1,975,000
   1,300,000   Goldman Sachs Group, Inc.                                        3.875         1/15/2009         1,297,056
   1,000,000   HSBC Capital Funding, LP(d,e)                                    9.547         6/30/2010         1,245,857
     900,000   ING Capital Funding Trust III                                    8.439        12/31/2010         1,077,595
   1,400,000   International Lease Finance Corporation                          3.300         1/23/2008         1,374,618
   1,400,000   iSTAR Financial, Inc.(f)                                         5.125          4/1/2011         1,414,932
     900,000   John Hancock Global Funding II                                   3.750         9/30/2008           891,931
   1,643,380   Lehman Brothers, Inc.                                            6.539         8/15/2008         1,730,315
   1,500,000   Merrill Lynch & Company, Inc.(b,c)                               2.410         1/21/2005         1,504,365
   1,000,000   Monumental Global Funding II                                     3.850          3/3/2008         1,002,605
  15,544,000   Morgan Stanley and Company(b)                                    5.878          3/1/2007        16,099,079
   1,300,000   Morgan Stanley and Company                                       3.875         1/15/2009         1,292,773
   1,300,000   New York Life Global Funding                                     3.875         1/15/2009         1,292,890
   1,300,000   Pacific Life Global Funding                                      3.750         1/15/2009         1,285,519
   1,400,000   Pricoa Global Funding I(d)                                       4.350         6/15/2008         1,420,854
   2,000,000   Protective Life Secured Trust(d)                                 4.000         10/7/2009         1,984,042
   1,250,000   SLM Corporation(d)                                               4.000         1/15/2009         1,249,395
     750,000   TIAA Global Markets(b)                                           4.125        11/15/2007           759,563
     750,000   Union Planters Bank                                              5.125         6/15/2007           781,047
   1,300,000   Washington Mutual, Inc.                                          8.250          4/1/2010         1,520,918
   2,000,000   Wells Fargo & Company(b,c)                                       2.590         3/15/2005         1,997,638
   2,000,000   Westpac Banking Corporation(c,d)                                 2.440         2/28/2005         2,000,522
   2,000,000   World Savings Bank FSB(c,f)                                      2.460          3/1/2005         2,000,036
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                53,001,986
=========================================================================================================================

Foreign (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,400,000   European Investment Bank(d)                                      2.700         4/20/2007         1,377,135
     750,000   Export Development Canada(b)                                     2.750        12/12/2005           749,290
   1,500,000   Korea Development Bank                                           4.750         7/20/2009         1,528,358
     750,000   Nordic Investment Bank(f)                                        2.750         1/11/2006           747,635
     187,500   Pemex Finance, Ltd.                                              8.450         2/15/2007           197,393
   1,500,000   Republic of Italy                                                2.750        12/15/2006         1,487,524
   1,000,000   United Mexican States(f)                                         9.875          2/1/2010         1,229,000
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    7,316,335
=========================================================================================================================

Industrials (13.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Amgen, Inc.                                                      4.000        11/18/2009         1,993,796
   1,000,000   AOL Time Warner, Inc.(d)                                         6.150          5/1/2007         1,057,956
     300,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012           362,653
     600,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012           712,458
   1,250,000   Carnival Corporation(d)                                          3.750        11/15/2007         1,251,472
   2,000,000   Comcast Cable Communications, Inc.                               6.200        11/15/2008         2,159,796
   3,000,000   Cox Communications, Inc.                                         6.750         3/15/2011         3,284,982
     500,000   CSC Holdings, Inc.                                               6.750         4/15/2012           515,000
     500,000   D.R. Horton, Inc.                                                7.500         12/1/2007           541,875
   1,400,000   D.R. Horton, Inc.                                                4.875         1/15/2010         1,393,000
   1,800,000   DaimlerChrysler North American Holdings
               Corporation(d)                                                   4.750         1/15/2008         1,838,434
   2,000,000   Deluxe Corporation                                               3.500         10/1/2007         1,974,242
   2,000,000   Deutsche Telekom International Finance BV(b,e)                   8.500         6/15/2010         2,382,746
   1,500,000   E.I. du Pont de Nemours and Company(b)                           4.125         4/30/2010         1,512,220
     500,000   EchoStar DBS Corporation                                         5.750         10/1/2008           506,250
   2,250,000   Eli Lilly and Company(c)                                         2.210         2/24/2005         2,249,147
   1,300,000   EnCana Corporation(f)                                            4.600         8/15/2009         1,324,434
   1,300,000   FedEx Corporation(f)                                             3.500          4/1/2009         1,272,861
     350,000   Fisher Scientific International, Inc.                            8.125          5/1/2012           388,500
   1,000,000   Ford Motor Credit Company(d)                                     7.375          2/1/2011         1,077,751
   1,000,000   General Motors Acceptance Corporation(f)                         6.125         8/28/2007         1,029,624
     750,000   Gillette Company                                                 3.500        10/15/2007           751,481
   1,000,000   Hospira, Inc.                                                    4.950         6/15/2009         1,021,540
   1,250,000   Kraft Foods, Inc.(d)                                             4.125        11/12/2009         1,243,160
   1,250,000   Lubrizol Corporation                                             5.875         12/1/2008         1,313,311
     500,000   Meadwestvaco Corporation                                         6.850          4/1/2012           565,336
   1,500,000   MISC Capital, Ltd.                                               5.000          7/1/2009         1,547,136
     350,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009           359,625
   1,400,000   Motorola, Inc.                                                   4.608        11/16/2007         1,427,633
     700,000   Newfield Exploration Company                                     6.625          9/1/2014           740,250
     600,000   News America, Inc.(f)                                            4.750         3/15/2010           611,395
   1,500,000   Nextel Communications, Inc.                                      5.950         3/15/2014         1,552,500
   1,400,000   Northrop Grumman Corporation                                     4.079        11/16/2006         1,414,147
   1,500,000   Oakmont Asset Trust(d)                                           4.514        12/22/2008         1,512,274
     425,000   Peabody Energy Corporation                                       6.875         3/15/2013           460,062
     750,000   Precision Castparts Corporation                                  5.600        12/15/2013           764,762
   1,000,000   Premcor Refining Group, Inc.(d)                                  6.125          5/1/2011         1,047,500
   1,250,000   Sprint Capital Corporation(b)                                    7.625         1/30/2011         1,451,299
   2,000,000   Telecom Italia Capital SA                                        4.000         1/15/2010         1,960,976
     700,000   Union Pacific Corporation                                        6.625          2/1/2008           760,511
   1,000,000   Union Pacific Corporation(b)                                     3.625          6/1/2010           962,293
     736,183   United Air Lines, Inc.(g)                                        7.186          4/1/2011           668,910
   1,000,000   Ventas Realty, LP/Ventas Capital Corporation(d)                  6.625        10/15/2014         1,022,500
   1,000,000   Verizon Global Funding Corporation(f)                            4.375          6/1/2013           974,423
   2,000,000   WellPoint, Inc.(b)                                               3.750        12/14/2007         1,998,950
     500,000   Yum! Brands, Inc.(d)                                             7.650         5/15/2008           557,684
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               55,518,855
=========================================================================================================================

Mortgage-Backed Securities (13.2%)
-------------------------------------------------------------------------------------------------------------------------
  27,000,000   Federal National Mortgage Association 15-Yr.
               Conventional(h)                                                  5.500          1/1/2020        27,894,375
  26,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(h)                                                  6.000          1/1/2035        26,877,500
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                54,771,875
=========================================================================================================================

Municipal Bonds (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Minneapolis & St. Paul Metropolitan Airports
               Commission                                                       4.850          1/1/2006           507,575
     600,000   Oregon School Boards Association Taxable Pension
               Bonds                                                      Zero Coupon         6/30/2005           591,318
     750,000   Washington State Office of the State Treasurer(b)                4.500          7/1/2007           766,470
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            1,865,363
=========================================================================================================================

U.S. Government (9.6%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Federal Home Loan Mortgage Corporation(f)                        2.750         8/15/2006         1,490,158
   2,250,000   Federal National Mortgage Association(b)                         2.375        12/15/2005         2,237,402
   1,200,000   Federal National Mortgage Association(f)                         4.000          9/2/2008         1,206,263
   1,000,000   U.S. Department of Housing and Urban Development(d)              3.450          8/1/2006         1,004,280
   8,000,000   U.S. Treasury Notes(f)                                           1.500         7/31/2005         7,950,936
  15,000,000   U.S. Treasury Notes(f)                                           1.875         1/31/2006        14,855,865
   5,250,000   U.S. Treasury Notes(f)                                           2.375         8/15/2006         5,200,167
   4,000,000   U.S. Treasury Notes(f)                                           3.250         8/15/2008         3,981,408
   1,750,000   U.S. Treasury Notes(f)                                           5.000         2/15/2011         1,861,631
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           39,788,110
=========================================================================================================================

Utilities (4.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Atmos Energy Corporation(d)                                      4.000        10/15/2009         1,482,776
   1,400,000   Duke Capital, LLC                                                4.331        11/16/2006         1,417,563
   2,000,000   Enterprise Products Operating, LP                                4.625        10/15/2009         1,996,866
   2,000,000   FirstEnergy Corporation                                          5.500        11/15/2006         2,064,656
     500,000   Indiana Michigan Power Company                                   6.125        12/15/2006           523,550
     750,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010           866,975
   1,250,000   MidAmerican Energy Holdings Company                              3.500         5/15/2008         1,224,440
   2,000,000   Pacific Gas & Electric Company(d)                                3.600          3/1/2009         1,966,792
   1,500,000   Panhandle Eastern Pipe Line Company, LLC                         2.750         3/15/2007         1,468,761
     900,000   Plains All American Pipeline, LP                                 4.750         8/15/2009           912,219
     531,992   Power Contract Financing, LLC                                    5.200          2/1/2006           536,934
     707,520   Power Receivables Finance, LLC                                   6.290          1/1/2012           744,629
     600,000   Texas-New Mexico Power Company                                   6.125          6/1/2008           617,960
   2,000,000   TXU Corporation(b)                                               4.800        11/15/2009         2,003,580
   1,400,000   Westar Energy, Inc.(b)                                           7.875          5/1/2007         1,522,424
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 19,350,125
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $309,856,298)                                               309,968,870
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (11.1%)         Interest Rate(i)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  45,785,879   Thrivent Financial Securities Lending Trust                      2.240%              N/A       $45,785,879
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $45,785,879)                                                                                    45,785,879
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (14.1%)                        Interest Rate(i)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Alcon Capital Corporation(b)                                     2.300%        1/14/2005        $4,995,847
     900,000   Citigroup, Inc.(c)                                               2.280          2/7/2005           900,000
  13,000,000   Corporate Receivables Corporation Funding, LLC                   2.220          1/3/2005        12,998,397
   8,823,000   Federal National Mortgage Association                            2.260          1/5/2005         8,820,784
  11,900,000   New Center Asset Trust                                           2.250          1/3/2005        11,898,512
   2,360,000   Preferred Receivables Funding Corporation                        2.300         1/13/2005         2,358,191
   6,880,000   Ranger Funding Company, LLC(b,d)                                 2.350          2/2/2005         6,865,628
   9,362,136   Thrivent Money Market Portfolio                                  1.800               N/A         9,362,136
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                58,199,495
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $413,841,672)                                                         $413,954,244
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) At December 31, 2004, all or a portion of the denoted securities, valued at $48,416,455, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                    Notional
                                      Number of         Expiration                                  Principal         Unrealized
  Type                                Contracts             Date          Position       Value        Amount         Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures 5 yr.        300             March 2005          Short     $(32,859,375) $(32,693,704)     $(165,671)
U.S. Treasury Bond Futures 30 yr.       125             March 2005          Long       $14,062,500   $13,850,791       $211,709

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(g) In bankruptcy.

(h) Denotes investments purchased on a when-issued basis.

(i) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.






Mortgage Securities Portfolio
Schedule of Investments as of December 31, 2004(a)

   Principal
      Amount   Long-Term Fixed Income (89.7%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (25.3%)
-------------------------------------------------------------------------------------------------------------------------
  $2,000,000   Chase Credit Card Master Trust(b,c)                              2.433%        1/15/2005        $2,000,000
   2,000,000   Chase Credit Card Master Trust(b,c)                              2.513         1/15/2005         2,005,130
     874,154   Countrywide Asset-Backed Certificates(b,c)                       2.507         1/25/2005           874,171
   2,000,000   Countrywide Asset-Backed Certificates(b,c)                       2.558         1/25/2005         2,000,000
   1,000,000   First National Master Note Trust(b,c)                            2.513         1/15/2005         1,001,484
   2,000,000   GMAC Mortgage Corporation Loan Trust(b,c)                        2.498         1/25/2005         2,000,776
   1,000,000   MBNA Credit Card Master Note Trust(b,c)                          2.513         1/15/2005         1,002,291
   2,000,000   Navistar Financial Corporation(b,c)                              2.618         1/25/2005         2,000,022
   1,702,758   New Century Home Equity Loan Trust(b,c)                          2.668         1/25/2005         1,702,788
   1,929,044   New Century Home Equity Loan Trust(b,c,d)                        2.808         1/25/2005         1,928,604
   2,000,000   Providian Gateway Master Trust(b,c)                              2.632         1/15/2005         2,004,400
   1,436,896   Residential Asset Securities Corporation(b,c)                    2.518         1/25/2005         1,436,913
   2,500,000   Residential Asset Securities Corporation(b)                      3.250         5/25/2029         2,490,042
   2,000,000   Volkwagen Auto Lease Trust(b,c)                                  2.513         1/20/2005         2,000,820
   2,000,000   Wells Fargo Home Equity Trust(b)                                 3.970         9/25/2024         1,990,796
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   26,438,237
=========================================================================================================================

Commercial Mortgage-Backed Securities (15.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Banc of America Commercial Mortgage, Inc.(b)                     4.561        11/10/2041         1,505,960
   1,000,000   Banc of America Large Loan(b,c)                                  2.603         1/15/2005         1,001,110
   2,000,000   Bear Sterns Commercial Mortgage Securities, Inc.(b,c)            2.618         1/14/2005         2,001,390
   2,000,000   Commercial Mortgage Pass-Through Certificates(b,c,d)             2.647         1/15/2005         2,002,764
   2,000,000   Credit Suisse First Boston Mortgage Securities
               Corporation(c,d)                                                 2.603         1/15/2005         1,999,998
   1,400,365   Credit Suisse First Boston Mortgage Securities
               Corporation(b,c,d)                                               2.788         1/25/2005         1,399,620
   2,000,000   Greenwich Capital Commercial Funding Corporation(b,c)            2.511          1/5/2005         2,000,000
   1,500,000   LB-UBS Commercial Mortgage Trust(b)                              4.187         8/15/2029         1,506,642
   1,951,232   MLCC Mortgage Investors, Inc.(b,c)                               2.748         1/25/2005         1,951,118
   1,276,152   Structured Asset Securities Corporation(b,c)                     2.567         1/25/2005         1,276,582
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     16,645,184
=========================================================================================================================

Financials (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,200,000   American Express Credit Corporation(b,c,d)                       2.420         1/20/2005         1,200,383
     800,000   General Electric Capital Corporation(b,c)                        2.356         2/14/2005           800,159
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 2,000,542
=========================================================================================================================

Mortgage-Backed Securities (45.1%)
-------------------------------------------------------------------------------------------------------------------------
   6,000,000   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Conventional(e)                                                  5.500          1/1/2019         6,195,000
   3,000,000   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Conventional(e)                                                  6.500          1/1/2019         3,174,375
  20,500,000   Federal National Mortgage Association 30-Yr.
               Conventional(e)                                                  5.500          1/1/2035        20,807,500
  16,500,000   Federal National Mortgage Association 30-Yr.
               Conventional(e)                                                  6.000          1/1/2035        17,056,875
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                47,233,750
=========================================================================================================================

U.S. Government (1.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   U.S. Treasury Notes(b)                                           4.250        11/15/2014         1,503,926
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                            1,503,926
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $93,595,493)                                                 93,821,639
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (10.3%)                        Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Amsterdam Funding Corporation(b)                                 2.360%         1/5/2005          $999,738
   1,200,000   Merrill Lynch & Company, Inc.(b,c)                               2.717         1/14/2005         1,200,144
   1,127,000   Rabobank USA Finance Corporation(b,d)                            2.340         1/20/2005         1,125,608
   1,637,000   Ranger Funding Company, LLC(b)                                   2.370         1/18/2005         1,635,168
   2,753,893   Thrivent Money Market Portfolio                                  1.800               N/A         2,753,893
   1,000,000   Torchmark Corporation(b)                                         2.360         1/10/2005           999,410
   2,105,000   Triple A-1 Funding Corporation                                   2.200          1/3/2005         2,104,743
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                10,818,704
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $104,414,197)                                                         $104,640,343
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) At December 31, 2004, all or a portion of the denoted securities, valued at $4,002,232, were earmarked as collateral to cover written call options as follows:

                             Number of         Exercise     Expiration                            Unrealized
Call Options                 Contracts           Price         Date              Value                Gain
-------------------------------------------------------------------------------------------------------------
FNMA 30-Yr. Conventional      2,000,000         $101.69     January 2005         $(938)           $5,000
FNMA 30-Yr. Conventional      2,000,000         $101.50     January 2005       $(1,719)           $3,906

(e) Denotes investments purchased on a when-issued basis.

(f) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.





Money Market Portfolio
Schedule of Investments as of December 31, 2004(a)

   Principal
      Amount   Certificates of Deposit (5.8%)                           Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Banking--Foreign (2.2%)
-------------------------------------------------------------------------------------------------------------------------
  $7,200,000   Royal Bank of Scotland New York                                  1.345%        1/31/2005        $7,199,970
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Foreign                                                                            7,199,970
=========================================================================================================================

Brokerage (3.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,875,000   Goldman Sachs Group, Inc.(c)                                     2.040         1/18/2005         5,875,028
   5,675,000   Goldman Sachs Group, Inc.(c)                                     2.373         1/20/2005         5,675,000
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                 11,550,028
-------------------------------------------------------------------------------------------------------------------------
               Total Certificate of Deposit                                                                    18,749,998
=========================================================================================================================

   Principal
      Amount   Commercial Paper (62.2%)                                 Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Commercial Paper (8.4%)
-------------------------------------------------------------------------------------------------------------------------
  $6,000,000   Blue Spice, LLC                                                  2.310%         1/4/2005        $5,998,845
   4,000,000   Blue Spice, LLC                                                  2.150          2/2/2005         3,992,356
   4,900,000   Blue Spice, LLC                                                  2.375          3/1/2005         4,880,931
   6,500,000   Corporate Asset Funding Company, LLC                             2.150          1/6/2005         6,498,059
   1,000,000   Edison Asset Securitization, LLC                                 2.380          3/2/2005           996,033
   3,035,000   Triple A-1 Funding Corporation                                   2.270         1/14/2005         3,032,512
   1,600,000   Triple A-1 Funding Corporation                                   2.310         1/26/2005         1,597,433
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Commercial Paper                                                             26,996,169
=========================================================================================================================

Banking--Domestic (4.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,100,000   Dexia Delaware, LLC                                              2.320         1/21/2005         2,097,293
   2,800,000   Dexia Delaware, LLC                                              2.330         1/25/2005         2,795,651
   1,768,000   River Fuel Trust Funding Company, Inc.                           2.350         1/20/2005         1,765,807
   2,308,000   River Fuel Trust Funding Company, Inc.                           2.350         1/31/2005         2,303,480
   5,200,000   Society of New York Hospital Fund                                2.380         1/12/2005         5,196,218
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Domestic                                                                          14,158,449
=========================================================================================================================

Consumer Cyclical (7.3%)
-------------------------------------------------------------------------------------------------------------------------
   9,200,000   Toyota Credit Puerto Rico                                        2.226         1/21/2005         9,188,620
   4,160,000   Toyota Credit Puerto Rico                                        2.320         1/27/2005         4,153,030
   2,600,000   UnitedHealth Group, Inc.                                         2.350         1/10/2005         2,598,472
   1,475,000   UnitedHealth Group, Inc.                                         2.350         1/18/2005         1,473,363
   5,200,000   UnitedHealth Group, Inc.                                         2.310         1/19/2005         5,193,994
   1,050,000   UnitedHealth Group, Inc.                                         2.380         1/25/2005         1,048,334
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         23,655,813
=========================================================================================================================

Consumer Non-Cyclical (5.2%)
-------------------------------------------------------------------------------------------------------------------------
   8,000,000   Baystate Health Systems, Inc.                                    2.390         2/16/2005         7,975,572
   2,160,000   Cargill Asia Pacific Treasury                                    2.250          1/5/2005         2,159,460
   6,458,000   Louis Dreyfus Corporation                                        2.356         1/27/2005         6,447,010
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     16,582,042
=========================================================================================================================

Education (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Northwestern University                                          2.150          1/4/2005         3,499,373
   1,250,000   Northwestern University                                          2.210         2/10/2005         1,246,931
   1,300,000   Northwestern University                                          2.300         2/23/2005         1,295,598
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                  6,041,902
=========================================================================================================================

Energy (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Shell Finance (UK) plc                                           2.420          3/9/2005         3,981,984
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,981,984
=========================================================================================================================

Finance (30.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Amsterdam Funding Corporation                                    2.390         1/26/2005           998,340
   6,500,000   Corporate Asset Funding Company, LLC                             2.310          2/9/2005         6,483,734
   1,350,000   Credit Suisse First Boston, Inc.                                 2.300         1/28/2005         1,347,671
   6,500,000   Credit Suisse First Boston, Inc.                                 2.350         1/28/2005         6,500,000
   1,000,000   GlaxoSmithKline Finance plc                                      2.350         2/23/2005           996,540
   3,900,000   Goldman Sachs Group, Inc.                                        2.250         1/27/2005         3,893,662
   5,300,000   Govco, Inc.                                                      2.370          3/7/2005         5,277,320
   2,800,000   Jupiter Securitization Corporation                               2.350          2/2/2005         2,794,151
   6,555,000   Kitty Hawk Funding Corporation                                   2.370         2/10/2005         6,537,739
   6,500,000   Kitty Hawk Funding Corporation                                   2.240         2/15/2005         6,481,800
   6,600,000   Nieuw Amsterdam Receivables Corporation                          2.290         1/10/2005         6,596,221
   6,800,000   Old Line Funding Corporation                                     2.350          2/3/2005         6,785,352
   1,285,000   Preferred Receivables Funding Corporation                        2.280         1/13/2005         1,284,023
   7,500,000   Private Export Funding Corporation                               2.080          3/7/2005         7,471,833
   1,450,000   Rabobank USA Finance Corporation                                 2.290          2/1/2005         1,447,141
   6,500,000   Ranger Funding Company, LLC                                      2.320         1/21/2005         6,491,622
   7,271,000   Ranger Funding Company, LLC                                      2.380          2/8/2005         7,252,734
   5,775,000   Sheffield Receivables Corporation(c)                             2.367         1/25/2005         5,774,956
   6,340,000   Three Pillars, Inc.                                              2.348         1/28/2005         6,328,836
   6,500,000   Thunder Bay Funding, Inc.                                        2.180          1/5/2005         6,498,426
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   97,242,101
=========================================================================================================================

Insurance (3.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,100,000   American Family Financial Services, Inc.                         2.250         1/25/2005         3,095,350
   7,500,000   Swiss Reinsurance Company                                        2.120         3/21/2005         7,465,109
   1,100,000   Torchmark Corporation                                            2.360         1/25/2005         1,098,269
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 11,658,728
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         200,317,188
=========================================================================================================================

   Principal
      Amount   U.S. Government (7.9%)                                   Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,675,000   Federal Home Loan Bank                                           1.500%         5/4/2005        $5,674,716
   3,400,000   Federal Home Loan Bank                                           2.020          6/8/2005         3,400,000
   2,000,000   Federal Home Loan Bank                                           2.500         11/2/2005         2,000,000
   4,800,000   Federal Home Loan Mortgage Corporation                           1.286         1/11/2005         4,798,286
   4,200,000   Federal National Mortgage Association                            7.125         2/15/2005         4,229,206
   1,200,000   Federal National Mortgage Association                            2.280          2/1/2005         1,197,644
   4,050,000   Federal National Mortgage Association                            2.455         3/23/2005         4,027,629
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           25,327,481
=========================================================================================================================

   Principal
      Amount   Variable Rate Notes (22.1%)(c)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Banking - Domestic (5.9%)
-------------------------------------------------------------------------------------------------------------------------
  $5,775,000   Credit Suisse First Boston, Inc.                                 2.075%        1/10/2005        $5,777,100
   6,500,000   Fifth Third Bancorp                                              2.375         1/24/2005         6,500,000
     850,000   U.S. Bancorp                                                     2.650         3/16/2005           851,102
   5,775,000   Wells Fargo & Company                                            2.377         1/18/2005         5,775,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Domestic                                                                          18,903,202
=========================================================================================================================

Brokerage (4.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,860,000   Lehman Brothers Holdings, Inc.                                   2.370         1/18/2005         1,861,805
   5,675,000   Lehman Brothers Holdings, Inc.                                   2.380         1/19/2005         5,675,000
   5,600,000   Morgan Stanley and Company                                       2.437         1/17/2005         5,600,000
   1,500,000   Morgan Stanley and Company                                       2.428         1/27/2005         1,500,897
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                 14,637,702
=========================================================================================================================

Consumer Cyclical (2.9%)
-------------------------------------------------------------------------------------------------------------------------
   9,280,000   American Honda Finance Corporation                               2.450          3/7/2005         9,282,751
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          9,282,751
=========================================================================================================================

Consumer Non-Cyclical (1.4%)
-------------------------------------------------------------------------------------------------------------------------
   4,540,000   Procter & Gamble Company                                         2.420          3/9/2005         4,540,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      4,540,000
=========================================================================================================================

Finance (2.2%)
-------------------------------------------------------------------------------------------------------------------------
   4,620,000   American Express Credit Corporation                              2.417         1/18/2005         4,621,284
   2,300,000   American Express Credit Corporation                              2.490         1/19/2005         2,301,612
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                    6,922,896
=========================================================================================================================

Insurance (3.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,675,000   Allstate Life Global Funding II                                  2.340%        1/10/2005         5,675,000
   5,775,000   Allstate Life Global Funding II                                  2.397         1/15/2005         5,775,000
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 11,450,000
=========================================================================================================================

U.S. Municipal (1.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,300,000   Illinois Student Assistance Commission                           2.410          1/5/2005         2,300,000
   3,000,000   Ohio State Air Quality Development Authority
               Revenue Bonds (Columbus and Southern)(Series B)                  2.410          1/5/2005         3,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Municipal                                                                             5,300,000
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                       71,036,551
=========================================================================================================================

   Principal
      Amount   Other (2.0%)                                             Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   6,465,000   Barclays Prime Money Market Fund                                 2.330%              N/A        $6,465,000
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                      6,465,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (at amortized cost)                                                         $321,896,218
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

The accompanying notes to the financial statements are an integral part of this schedule.




This page is intentionally left blank.




Thrivent Series Fund, Inc.
Statement of Assets and Liabilities


                                                                                Partner               Partner
                                                                              Small Cap             Small Cap             Small Cap
                                                       Technology                Growth                 Value                 Stock
As of December 31, 2004                                 Portfolio             Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                  $54,079,114           $59,195,002           $76,122,219          $213,626,688
Investments at value                                  60,314,058            65,944,841            86,329,048           260,395,053

Cash                                                          --                 3,348                    --                    --
Initial margin deposit on open
futures contracts                                             --                    --                    --                    --
Dividends and interest receivable                         14,354                15,650               119,512               181,794
Receivable for investments sold                        2,218,534               482,869                 4,605                81,156
Receivable for fund shares sold                            5,085                28,145               248,409               111,954
Receivable for forward contracts                              --                    --                    --                    --
Receivable for variation margin                               --                    --                    --                    --
Receivable from affiliate                                  6,432                 2,717                 5,591                    --
Total Assets                                          62,558,463            66,477,570            86,707,165           260,769,957

Liabilities
Accrued expenses                                           4,072                 2,921                 2,579                13,743
Payable for investments purchased                      2,629,911               456,066             1,311,285                    --
Payable upon return of collateral
for securities loaned                                  3,195,198            12,083,793             7,854,776            43,753,156
Payable for fund shares redeemed                         105,686                   545                 1,251               155,333
Payable for forward contracts                                 --                    --                    --                    --
Payable for variation margin                                  --                    --                    --                    --
Total Liabilities                                      5,934,867            12,543,325             9,169,891            43,922,232

Net Assets
Capital stock (beneficial interest)                   50,785,198            44,586,656            64,616,816           151,049,669
Accumulated undistributed net
investment income/(loss)                                 171,107                  (222)              223,293                84,856
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                   (567,653)            2,597,972             2,490,336            18,944,835
Net unrealized appreciation/(depreciation) on:
Investments                                            6,234,944             6,749,839            10,206,829            46,768,365
Futures contracts                                             --                    --                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Total Net Assets                                     $56,623,596           $53,934,245           $77,537,274          $216,847,725

Capital shares outstanding                             7,777,300             4,375,194             4,682,263            14,716,111

Net asset value per share                                  $7.28                $12.33                $16.56                $14.74


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued


                                                        Small Cap               Mid Cap               Mid Cap               Mid Cap
                                                            Index                Growth                Growth                 Stock
As of December 31, 2004                                 Portfolio             Portfolio          Portfolio II             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $466,417,985          $770,009,209           $38,865,154          $108,151,636
Investments at value                                 583,676,582           888,096,925            43,344,363           125,000,434

Cash                                                          --                11,391                    --                    --
Initial margin deposit on open
futures contracts                                        126,000                    --                    --                    --
Dividends and interest receivable                        366,394               229,119                12,300                61,705
Receivable for investments sold                               --            19,107,727               938,957               564,653
Receivable for fund shares sold                           86,938               266,256                15,280                42,994
Receivable for forward contracts                              --                    --                    --                    --
Receivable for variation margin                            2,025                    --                    --                    --
Receivable from affiliate                                     --                    --                 2,783                 6,672
Total Assets                                         584,257,939           907,711,418            44,313,683           125,676,458

Liabilities
Accrued expenses                                          12,388                 7,501                 2,952                 4,364
Payable for investments purchased                        400,396            15,602,230               763,035                    --
Payable upon return of collateral
for securities loaned                                 97,719,135           107,153,020             5,107,802            13,984,814
Payable for fund shares redeemed                         252,847                92,225                 1,380                24,328
Payable for forward contracts                                 --                    --                    --                    --
Payable for variation margin                                  --                    --                    --                    --
Total Liabilities                                     98,384,766           122,854,976             5,875,169            14,013,506

Net Assets
Capital stock (beneficial interest)                  341,860,869           861,311,656            35,228,240            88,225,732
Accumulated undistributed net
investment income/(loss)                               3,246,962                (1,161)                 (186)              222,958
Accumulated undistributed net realized
gain/(loss) oninvestments and foreign
currency transactions                                 23,413,324          (194,541,769)           (1,268,749)            6,365,464
Net unrealized appreciation/(depreciation) on:
Investments                                          117,258,597           118,087,716             4,479,209            16,848,798
Futures contracts                                         93,421                    --                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Total Net Assets                                    $485,873,173          $784,856,442           $38,438,514          $111,662,952

Capital shares outstanding                            25,227,115            53,872,036             4,034,021             9,579,254

Net asset value per share                                 $19.26                $14.57                 $9.53                $11.66


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued


                                                                                Partner
                                                          Mid Cap         International               Partner
                                                            Index                 Stock               All Cap
As of December 31, 2004                                 Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $128,499,415          $829,236,474           $54,156,441
Investments at value                                 152,973,502           903,529,331            62,413,319

Cash                                                          --               496,709                   661
Initial margin deposit on open
futures contracts                                        112,000                    --                    --
Dividends and interest receivable                         96,292             1,008,671                40,748
Receivable for investments sold                           76,282                35,036               348,484
Receivable for fund shares sold                           95,344               708,506                49,787
Receivable for forward contracts                              --                97,916                    --
Receivable for variation margin                            7,227                    --                    --
Receivable from affiliate                                     --                    --                 2,543
Total Assets                                         153,360,647           905,876,169            62,855,542

Liabilities
Accrued expenses                                           5,088                25,723                 2,763
Payable for investments purchased                             --               367,076               286,651
Payable upon return of collateral
for securities loaned                                 17,923,039           184,350,261             2,903,242
Payable for fund shares redeemed                          28,118                30,603                 5,257
Payable for forward contracts                                 --                99,581                    --
Payable for variation margin                               2,800                    --                    --
Total Liabilities                                     17,959,045           184,873,244             3,197,913

Net Assets
Capital stock (beneficial interest)                  107,572,800           727,443,796            60,968,593
Accumulated undistributed net
investment income/(loss)                                 784,623             6,491,517               286,025
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                  2,553,852           (87,275,657)           (9,853,867)
Net unrealized appreciation/(depreciation) on:
Investments                                           24,474,087            74,292,857             8,256,878
Futures contracts                                         16,240                    --                    --
Foreign currency forward contracts                            --                (1,665)                   --
Foreign currency transactions                                 --                52,077                    --
Total Net Assets                                    $135,401,602          $721,002,925           $59,657,629

Capital shares outstanding                            10,152,636            59,486,479             6,709,791

Net asset value per share                                 $13.34                $12.12                 $8.89


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued


                                                        Large Cap             Large Cap               Partner             Large Cap
                                                           Growth                Growth          Growth Stock                 Value
As of December 31, 2004                                 Portfolio          Portfolio II             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                               $2,271,663,920           $40,706,995           $93,728,659          $301,785,253
Investments at value                               2,547,759,736            44,363,251           109,989,963           355,866,529

Cash                                                       7,112                    --                   876                    --
Initial margin deposit on open
futures contracts                                             --                    --                    --                    --
Dividends and interest receivable                      1,826,458                32,620               102,072               440,529
Receivable for investments sold                       13,043,468               248,159                    --                    --
Receivable for fund shares sold                          608,150                32,475               136,509               184,340
Receivable for variation margin                               --                    --                    --                    --
Receivable from affiliate                                     --                 2,949                 6,567                    --
Total Assets                                       2,563,244,924            44,679,454           110,235,987           356,491,398

Liabilities
Accrued expenses                                          60,471                 3,137                 3,056                 2,949
Payable for investments purchased                     11,205,944               205,625                    --                    --
Payable upon return of collateral
for securities loaned                                102,809,161               599,700             2,797,314             5,244,708
Payable for fund shares redeemed                         907,238                    22                 1,946                20,831
Open options written, at value                            25,575                   550                    --                    --
Payable for variation margin                                  --                    --                    --                    --
Mortgage dollar roll deferred revenue                         --                    --                    --                    --
Total Liabilities                                    115,008,389               809,034             2,802,316             5,268,488

Net Assets
Capital stock (beneficial interest)                3,581,760,817            41,093,816            92,288,749           299,787,543
Accumulated undistributed net
investment income/(loss)                              18,866,504               358,296               541,270             4,172,314
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                             (1,428,493,297)           (1,238,092)           (1,658,015)           (6,818,223)
Net unrealized appreciation/(depreciation) on:
Investments                                          276,095,816             3,656,256            16,261,304            54,081,276
Written options contracts                                  6,695                   144                    --                    --
Futures contracts                                             --                    --                    --                    --
Foreign currency transactions                                 --                    --                   363                    --
Total Net Assets                                  $2,448,236,535           $43,870,420          $107,433,671          $351,222,910

Capital shares outstanding                           165,858,567             4,490,988             9,586,766            31,541,424

Net asset value per share                                 $14.76                 $9.77                $11.21                $11.14


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued


                                                        Large Cap             Large Cap           Real Estate
                                                            Stock                 Index            Securities              Balanced
As of December 31, 2004                                 Portfolio             Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $408,563,226          $737,307,083          $156,093,871          $820,996,721
Investments at value                                 451,016,570           863,615,939           187,389,078           903,078,750

Cash                                                       3,275                   183                    --                 6,564
Initial margin deposit on open
futures contracts                                             --               592,000                    --                    --
Dividends and interest receivable                        480,561             1,076,204               856,877             2,769,502
Receivable for investments sold                               --                    --                    --                47,291
Receivable for fund shares sold                          520,487               157,037               304,479                77,071
Receivable for variation margin                               --                    --                    --                    --
Receivable from affiliate                                     --                    --                 7,385                    --
Total Assets                                         452,020,893           865,441,363           188,557,819           905,979,178

Liabilities
Accrued expenses                                          12,223                20,672                 3,973                21,252
Payable for investments purchased                        673,526                    --               662,010            68,590,859
Payable upon return of collateral
for securities loaned                                  8,457,207            33,129,464            12,923,478            87,956,677
Payable for fund shares redeemed                           2,809               343,320                12,021               610,227
Open options written, at value                                --                    --                    --                    --
Payable for variation margin                                  --                 8,556                    --                    --
Mortgage dollar roll deferred revenue                         --                    --                    --                51,808
Total Liabilities                                      9,145,765            33,502,012            13,601,482           157,230,823

Net Assets
Capital stock (beneficial interest)                  393,744,865           739,559,258           133,702,564           702,380,993
Accumulated undistributed net
investment income/(loss)                               4,205,083            12,943,155             2,681,743            18,558,356
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                  2,471,836           (47,023,990)            7,276,823           (54,273,023)
Net unrealized appreciation/(depreciation) on:
Investments                                           42,453,344           126,308,856            31,295,207            82,082,029
Written options contracts                                     --                    --                    --                    --
Futures contracts                                             --               152,072                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Total Net Assets                                    $442,875,128          $831,939,351          $174,956,337          $748,748,355

Capital shares outstanding                            47,712,099            38,459,776            10,267,008            48,992,815

Net asset value per share                                  $9.28                $21.63                $17.04                $15.28


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued


                                                             High                  High
                                                            Yield                 Yield                Income
As of December 31, 2004                                 Portfolio          Portfolio II             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $920,740,451          $115,265,213        $1,149,921,657
Investments at value                                 959,986,469           119,981,672         1,172,381,223

Cash                                                         183                    --                13,083
Initial margin deposit on open
futures contracts                                             --                    --                    --
Dividends and interest receivable                     16,056,819             1,775,889             9,071,540
Receivable for investments sold                          735,576               124,392             3,869,963
Receivable for fund shares sold                          223,956                44,767               212,903
Receivable for variation margin                               --                    --                27,039
Receivable from affiliate                                     --                    --                    --
Total Assets                                         977,003,003           121,926,720         1,185,575,751

Liabilities
Accrued expenses                                           3,194                 4,252                 3,559
Payable for investments purchased                        795,430                95,452            86,411,709
Payable upon return of collateral
for securities loaned                                 91,336,712            16,675,744           113,766,918
Payable for fund shares redeemed                         365,921                15,366               283,192
Open options written, at value                                --                    --                    --
Payable for variation margin                                  --                    --                    --
Mortgage dollar roll deferred revenue                         --                    --                50,563
Total Liabilities                                     92,501,257            16,790,814           200,515,941

Net Assets
Capital stock (beneficial interest)                1,749,175,267           112,594,480           961,158,247
Accumulated undistributed net
investment income/(loss)                               2,370,565                 8,518               226,880
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                               (906,290,104)          (12,183,551)            1,157,216
Net unrealized appreciation/(depreciation) on:
Investments                                           39,246,018             4,716,459            22,459,566
Written options contracts                                     --                    --                    --
Futures contracts                                             --                    --                57,901
Foreign currency transactions                                 --                    --                    --
Total Net Assets                                    $884,501,746          $105,135,906          $985,059,810

Capital shares outstanding                           169,422,835            15,464,177            96,316,446

Net asset value per share                                  $5.22                 $6.80                $10.23


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued


                                                             Bond               Limited              Mortgage                 Money
                                                            Index              Maturity            Securities                Market
As of December 31, 2004                                 Portfolio        Bond Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $417,406,137          $413,841,672          $104,414,197          $321,896,218
Investments at value                                 420,997,869           413,954,244           104,640,343           321,896,218

Cash                                                       5,885                14,555                 5,131                 4,297
Dividends and interest receivable                      2,429,127             1,991,054                69,466               410,873
Receivable for investments sold                           16,890               490,862                 8,906                    --
Receivable for fund shares sold                           88,525               304,545                31,560             1,214,854
Receivable for variation margin                               --                51,564                    --                    --
Receivable from affiliate                                     --                    --                 4,929                    --
Total Assets                                         423,538,296           416,806,824           104,760,335           323,526,242

Liabilities
Accrued expenses                                           6,466                 2,232                 2,148                 4,037
Payable for investments purchased                     78,063,906            54,834,297            47,312,969                    --
Payable upon return of collateral
for securities loaned                                 69,667,623            45,785,879                    --                    --
Payable for fund shares redeemed                         100,123                   600                 7,482               317,338
Open options written, at value                                --                    --                11,563                    --
Mortgage dollar roll deferred revenue                     62,560                30,167                31,328                    --
Total Liabilities                                    147,900,678           100,653,175            47,365,490               321,375
Net Assets

Capital stock (beneficial interest)                  272,713,283           316,108,360            57,251,023           323,204,867
Accumulated undistributed net
investment income/(loss)                                   8,303                30,105                    --                    --
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                   (675,700)             (143,426)              (91,230)                   --
Net unrealized appreciation/(depreciation) on:
Investments                                            3,591,732               112,572               226,146                    --
Written options contracts                                     --                    --                 8,906                    --
Futures contracts                                             --                46,038                    --                    --
Total Net Assets                                    $275,637,618          $316,153,649           $57,394,845          $323,204,867

Capital shares outstanding                            26,209,867            31,322,799             5,747,606           323,204,867

Net asset value per share                                 $10.52                $10.09                 $9.99                 $1.00

The accompanying notes to the financial statements are an integral part of this statement.



Thrivent Series Fund, Inc.
Statement of Operations


                                                                                Partner               Partner
                                                                              Small Cap             Small Cap             Small Cap
                                                       Technology                Growth                 Value                 Stock
For the year ended December 31, 2004                    Portfolio             Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $517,969              $102,352              $546,754            $1,377,451
Taxable interest                                           9,395                23,421                21,303                41,011
Income from securities loaned                             11,264                20,382                12,632                61,562
Foreign dividend tax withholding                          (4,562)                 (343)                 (230)               (3,989)
Total Investment Income                                  534,066               145,812               580,459             1,476,035

Expenses
Adviser fees                                             370,969               192,948               145,357             1,265,033
Sub-Adviser fees                                              --               272,383               211,183                    --
Accounting and pricing fees                               15,213                15,899                14,512                24,280
Administrative service fees                               13,255                13,960                12,433                48,640
Custody fees                                              13,624                27,464                31,577                31,848
Printing and postage expenses                              3,059                   652                   714                 5,437
Audit and legal fees                                      15,773                16,655                14,820                15,773
SEC and state registration expenses                        1,183                    --                    --                 7,160
Directors' fees and insurance expenses                     5,317                 6,985                 4,728                 9,835
Other expenses                                             6,784                 6,999                 4,644                 7,564
Total Expenses Before Reimbursement                      445,177               553,945               439,968             1,415,570

Less:
Reimbursement from adviser                               (82,339)              (88,373)              (84,637)              (39,003)
Fees paid indirectly                                        (172)                 (966)                 (163)                 (142)
Total Net Expenses                                       362,666               464,606               355,168             1,376,425

Net Investment Income/(Loss)                             171,400              (318,794)              225,291                99,610

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                             (354,164)            5,165,183             2,489,106            19,744,081
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            2,701,689               422,966             7,841,765            16,326,725

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions          2,347,525             5,588,149            10,330,871            36,070,806

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $2,518,925            $5,269,355           $10,556,162           $36,170,416


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued


                                                        Small Cap               Mid Cap               Mid Cap               Mid Cap
                                                            Index                Growth                Growth                 Stock
For the year ended December 31, 2004                    Portfolio             Portfolio          Portfolio II             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                             $4,631,322            $2,561,958              $140,486              $798,311
Taxable interest                                          13,899               236,205                 2,755                12,988
Income from securities loaned                            211,651               174,002                 9,643                23,420
Foreign dividend tax withholding                          (1,754)               (3,145)                 (117)               (2,654)
Total Investment Income                                4,855,118             2,969,020               152,767               832,065

Expenses
Adviser fees                                           1,402,605             2,623,615               291,313               619,713
Subadviser fees                                               --                    --                27,117                    --
Accounting and pricing fees                               44,032                59,240                17,066                18,065
Administrative service fees                              114,028               196,771                10,614                23,893
Custody fees                                              25,289                33,354                30,464                30,169
Printing and postage expenses                             13,538                28,255                 4,298                 3,534
Audit and legal fees                                      19,977                28,539                16,474                15,773
SEC and state registration expenses                        1,071                 2,245                    --                    --
Directors' fees and insurance expenses                    19,126                30,179                 6,664                 6,693
Other expenses                                            12,423                12,600                 6,961                 7,015
Total Expenses Before Reimbursement                    1,652,089             3,014,798               410,971               724,855

Less:
Reimbursement from adviser                              (184,568)              (44,661)             (244,511)             (120,305)
Fees paid indirectly                                      (1,151)                 (123)                  (86)                 (103)
Total Net Expenses                                     1,466,370             2,970,014               166,374               604,447

Net Investment Income/(Loss)                           3,388,748                  (994)              (13,607)              227,618

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                           27,964,746            54,242,749             5,364,742             6,377,718
Written option contracts                                      --                    --                    --                    --
Futures contracts                                      1,176,620                    --                    --                    --
Foreign currency transactions                                 --                    --                   278                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           55,301,420            28,498,478               (26,899)            8,695,672
Written option contracts                                      --                    --                    --                    --
Futures contracts                                         35,349                    --                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                   (43)                   --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions         84,478,135            82,741,227             5,338,078            15,073,390

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $87,866,883           $82,740,233            $5,324,471           $15,301,008

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued


                                                          Mid Cap               Partner               Partner             Large Cap
                                                            Index         International               All Cap                Growth
For the year ended December 31, 2004                    Portfolio       Stock Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                             $1,235,090           $12,784,741              $768,463           $29,252,704
Taxable interest                                           2,113               103,485                 8,771               355,423
Income from securities loaned                             19,785               581,093                 5,143               174,947
Foreign dividend tax withholding                              --            (1,616,031)                 (270)              (68,805)
Total Investment Income                                1,256,988            11,853,288               782,107            29,714,269

Expenses
Adviser fees                                             361,643             2,088,440               182,766             9,627,967
Subadviser fees                                               --             2,646,683               313,313                    --
Accounting and pricing fees                               23,048                89,072                20,379               197,333
Administrative service fees                               28,075               167,122                15,666               722,098
Custody fees                                              35,241               218,060                16,878                61,990
Printing and postage expenses                              2,600               (11,089)                9,262                32,675
Audit and legal fees                                      15,773                27,227                16,399                47,146
SEC and state registration expenses                           --                 2,456                    --                12,463
Directors' fees and insurance expenses                     6,966                24,864                 7,252                91,008
Other expenses                                             7,017                11,313                 7,079                24,369
Total Expenses Before Reimbursement                      480,363             5,264,148               588,994            10,817,049

Less:
Reimbursement from adviser                               (17,029)               (6,558)              (92,906)              (53,228)
Fees paid indirectly                                        (218)                 (166)                   (9)                 (140)
Total Net Expenses                                       463,116             5,257,424               496,079            10,763,681

Net Investment Income/(Loss)                             793,872             6,595,864               286,028            18,950,588

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            4,416,588            44,704,163             3,142,966           114,632,944
Written option contracts                                      --                    --                    --               (86,747)
Futures contracts                                        347,434                    --                    --                    --
Foreign currency transactions                                 --              (196,899)                   --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           11,335,443            44,878,467             3,603,875            41,906,946
Written option contracts                                      --                    --                    --                 6,695
Futures contracts                                        (37,181)                   --                    --                    --
Foreign currency forward contracts                            --                (1,665)                   --                    --
Foreign currency transactions                                 --               (18,441)                   --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions         16,062,284            89,365,625             6,746,841           156,459,838

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $16,856,156           $95,961,489            $7,032,869          $175,410,426


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued


                                                        Large Cap               Partner             Large Cap
                                                           Growth          Growth Stock                 Value
For the year ended December 31, 2004                 Portfolio II             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $510,816            $1,253,333            $5,948,335
Taxable interest                                           3,123                24,124                70,135
Income from securities loaned                              3,044                 8,330                14,060
Foreign dividend tax withholding                          (1,237)              (14,006)              (22,926)
Total Investment Income                                  515,746             1,271,781             6,009,604

Expenses
Adviser fees                                             300,907               344,618             1,659,688
Subadviser fees                                           29,632               361,148                    --
Accounting and pricing fees                               20,312                19,883                26,454
Administrative service fees                               12,395                26,466                82,984
Custody fees                                              51,377                24,992                19,850
Printing and postage expenses                              1,450                 3,422                   925
Audit and legal fees                                      16,399                16,399                21,260
SEC and state registration expenses                           --                    --                    --
Directors' fees and insurance expenses                     6,895                 8,272                14,350
Other expenses                                             7,011                 7,100                 8,012
Total Expenses Before Reimbursement                      446,378               812,300             1,833,523

Less:
Reimbursement from adviser                              (288,780)             (106,492)              (14,575)
Fees paid indirectly                                         (12)                  (42)                  (86)
Total Net Expenses                                       157,586               705,766             1,818,862

Net Investment Income/(Loss)                             358,160               566,015             4,190,742

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            1,311,872             2,686,935            13,326,004
Written option contracts                                   1,011                    --                    --
Futures contracts                                             --                    --                    --
Foreign currency transactions                                137               (24,739)                   --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            1,390,670             6,093,520            22,688,778
Written option contracts                                     144                    --                    --
Futures contracts                                             --                    --                    --
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                (89)                  402                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions          2,703,745             8,756,118            36,014,782

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $3,061,905            $9,322,133           $40,205,524


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued


                                                        Large Cap             Large Cap           Real Estate
                                                            Stock                 Index            Securities              Balanced
For the year ended December 31, 2004                    Portfolio             Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                             $6,663,709           $15,373,259            $3,474,010            $9,100,538
Taxable interest                                         127,508               106,998                26,607             9,749,713
Tax exempt interest                                           --                    --                    --                    --
Income from mortgage dollar rolls                             --                    --                    --             2,068,807
Income from securities loaned                             10,536                22,516                 8,012                71,023
Foreign dividend tax withholding                          (9,674)                   --                (6,037)                   --
Total Investment Income                                6,792,079            15,502,773             3,502,592            20,990,081

Expenses
Adviser fees                                           2,350,191             2,421,652               825,873             2,316,644
Subadviser fees                                               --                    --                    --                    --
Accounting and pricing fees                               28,288                69,018                15,432                80,272
Administrative service fees                               97,859               204,753                28,681               194,829
Custody fees                                             102,002                28,743                28,252                41,352
Printing and postage expenses                              6,996                18,171                 1,019                11,891
Audit and legal fees                                      19,030                22,266                15,485                21,920
SEC and state registration expenses                           --                    --                    --                    --
Directors' fees and insurance expenses                    14,911                32,394                 6,298                32,508
Other expenses                                             8,160                18,351                 4,794                18,653
Total Expenses Before Reimbursement                    2,627,437             2,815,348               925,834             2,718,069

Less:
Reimbursement from adviser                               (41,064)             (351,790)             (104,925)             (325,908)
Fees paid indirectly                                        (341)                 (487)                 (215)                 (344)
Total Net Expenses                                     2,586,032             2,463,071               820,694             2,391,817

Net Investment Income/(Loss)                           4,206,047            13,039,702             2,681,898            18,598,264

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            3,826,672             5,112,554             7,331,146             4,311,508
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --             2,066,368                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           25,002,286            59,179,755            26,623,720            33,897,880
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --              (484,264)                   --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions         28,828,958            65,874,413            33,954,866            38,209,388

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $33,035,005           $78,914,115           $36,636,764           $56,807,652


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                             High                  High                                        Bond
                                                            Yield                 Yield                Income                 Index
For the year ended December 31, 2004                    Portfolio          Portfolio II             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                             $2,216,714               $71,927              $278,116               $79,670
Taxable interest                                      72,061,403             6,775,404            46,060,113             8,969,115
Tax exempt interest                                           --                    --                    --                    --
Income from mortgage dollar rolls                             --                    --             2,597,236             2,459,883
Income from securities loaned                            219,326                26,091               184,412                58,580
Foreign dividend tax withholding                              --                    --                    --                    --
Total Investment Income                               74,497,443             6,873,422            49,119,877            11,567,248

Expenses
Adviser fees                                           3,440,286               284,489             4,086,111               916,411
Subadviser fees                                               --                87,788                    --                    --
Accounting and pricing fees                               95,884                35,129               108,171                40,761
Administrative service fees                              258,021                25,166               306,458                70,683
Custody fees                                              22,651                 9,935                30,408                20,572
Printing and postage expenses                              1,211                   525                 4,651                 4,046
Audit and legal fees                                      24,412                15,873                27,871                15,879
SEC and state registration expenses                          845                   530                   568                    --
Directors' fees and insurance expenses                    34,999                 7,014                42,792                13,855
Other expenses                                             9,713                 5,595                14,210                 6,700
Total Expenses Before Reimbursement                    3,888,022               472,044             4,621,240             1,088,907

Less:
Reimbursement from adviser                                (9,477)              (14,026)              (16,172)              (36,807)
Fees paid indirectly                                      (1,816)                 (476)                 (358)                 (196)
Total Net Expenses                                     3,876,729               457,542             4,604,710             1,051,904

Net Investment Income/(Loss)                          70,620,714             6,415,880            44,515,167            10,515,344

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                           (8,029,304)              400,218            23,189,913                 3,733
Written option contracts                                      --                    --               (70,992)                   --
Futures contracts                                             --                    --            (2,779,604)                   --
Foreign currency transactions                                382                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           20,730,852               843,678           (18,502,891)             (493,245)
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --               251,326                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions         12,701,930             1,243,896             2,087,752              (489,512)

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $83,322,644            $7,659,776           $46,602,919           $10,025,832


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Operations - continued


                                                          Limited              Mortgage                 Money
                                                         Maturity            Securities                Market
For the year ended December 31, 2004               Bond Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                $52,572                $9,108               $17,488
Taxable interest                                       7,938,257               769,558             3,869,571
Tax exempt interest                                       58,010                    --               161,226
Income from mortgage dollar rolls                        859,941             1,205,098                    --
Income from securities loaned                             61,045                    --                    --
Foreign dividend tax withholding                              --                    --                    --
Total Investment Income                                8,969,825             1,983,764             4,048,285

Expenses
Adviser fees                                           1,088,167               219,731             1,103,173
Subadviser fees                                               --                    --                    --
Accounting and pricing fees                               32,975                14,949                42,108
Administrative service fees                               81,613                12,073                82,738
Custody fees                                              14,651                 8,155                13,812
Printing and postage expenses                              3,470                   442                (2,604)
Audit and legal fees                                      16,399                15,085                24,009
SEC and state registration expenses                          444                    --                    --
Directors' fees and insurance expenses                    14,479                 4,810                16,053
Other expenses                                             6,804                 3,289                 8,023
Total Expenses Before Reimbursement                    1,259,002               278,534             1,287,312

Less:
Reimbursement from adviser                               (16,293)              (60,893)               (5,941)
Fees paid indirectly                                        (180)                 (222)                 (284)
Total Net Expenses                                     1,242,529               217,419             1,281,087

Net Investment Income/(Loss)                           7,727,296             1,766,345             2,767,198

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                              441,433              (107,636)                   --
Written option contracts                                      --                16,406                    --
Futures contracts                                       (550,999)                   --                    --
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (2,490,431)              144,708                    --
Written option contracts                                      --                 8,906                    --
Futures contracts                                         46,038                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions         (2,553,959)               62,384                    --

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $5,173,337            $1,828,729            $2,767,198


The accompanying notes to the financial statements are an integral part of this statement.




Thrivent Series Fund, Inc.
Statement of Changes in Net Assets


                                                                 Technology                                Partner Small Cap
                                                                  Portfolio                                 Growth Portfolio
                                                      --------------------------------             --------------------------------
For the periods ended                                 12/31/2004            12/31/2003             12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $171,400              $(86,891)            $(318,794)            $(150,457)
Net realized gains/(losses) on:
Investments                                             (354,164)            2,137,936             5,165,183              (146,164)
Futures contracts                                             --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            2,701,689             7,853,486               422,966            10,301,755
Futures contracts                                             --                    --                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --

Net Change in Net Assets Resulting
From Operations                                        2,518,925             9,904,531             5,269,355            10,005,134

Distributions to Shareholders
From net investment income                                    --                    --                    --                    --
From net realized gains                                       --                    --                    --                    --

Total Distributions to Shareholders                           --                    --                    --                    --

Capital Stock Transactions                            12,945,680            17,975,103             8,609,162             9,726,317

Net Increase/(Decrease) in Net Assets                 15,464,605            27,879,634            13,878,517            19,731,451

Net Assets, Beginning of Period                       41,158,991            13,279,357            40,055,728            20,324,277

Net Assets, End of Period                            $56,623,596           $41,158,991           $53,934,245           $40,055,728


                                                                  Mid Cap                                     Mid Cap
                                                            Growth Portfolio II                           Stock Portfolio
                                                      --------------------------------             --------------------------------
For the periods ended                                 12/31/2004            12/31/2003             12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $(13,607)            $(106,096)             $227,618              $151,528
Net realized gains/(losses) on:
Investments                                            5,364,742             2,431,414             6,377,718             3,305,876
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --                    --                    --
Foreign currency transactions                                278                  (134)                   --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              (26,899)            4,799,413             8,695,672            11,864,462
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --                    --                    --
Foreign currency forward contracts                            --                    35                    --                    --
Foreign currency transactions                                (43)                    8                    --                    --

Net Change in Net Assets Resulting
From Operations                                        5,324,471             7,124,640            15,301,008            15,321,866

Distributions to Shareholders
From net investment income                                    --                    --                    --              (147,354)
From net realized gains                                       --                    --              (751,663)                   --

Distributions to Shareholders                                 --                    --              (751,663)             (147,354)

Capital Stock Transactions                             2,656,771             5,770,697            23,750,823            26,885,277

Net Increase/(Decrease) in Net Assets                  7,981,242            12,895,337            38,300,168            42,059,789

Net Assets, Beginning of Period                       30,457,272            17,561,935            73,362,784            31,302,995

Net Assets, End of Period                            $38,438,514           $30,457,272          $111,662,952           $73,362,784


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued


                                                               Partner Small Cap                               Small Cap
                                                                Value Portfolio                             Stock Portfolio
                                                      ---------------------------------            --------------------------------
For the periods ended                                 12/31/2004            12/31/2003a            12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $225,291                $7,979               $99,610                $3,844
Net realized gains/(losses) on:
Investments                                            2,489,106               961,047            19,744,081             5,888,707
Futures contracts                                             --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            7,841,765             2,365,064            16,326,725            34,989,443
Futures contracts                                             --                    --                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       10,556,162             3,334,090            36,170,416            40,881,994

Distributions to Shareholders
From net investment income                                  (187)               (7,941)               (4,527)              (12,405)
From net realized gains                                 (375,046)             (586,620)           (2,216,034)                   --

Total Distributions to Shareholders                     (375,233)             (594,561)           (2,220,561)              (12,405)

Capital Stock Transactions                            47,583,090            17,033,726            26,019,060            28,111,423

Net Increase/(Decrease) in Net Assets                 57,764,019            19,773,255            59,968,915            68,981,012

Net Assets, Beginning of Period                       19,773,255                    --           156,878,810            87,897,798

Net Assets, End of Period                            $77,537,274           $19,773,255          $216,847,725          $156,878,810


                                                                   Mid Cap                               Partner International
                                                              Index Portfolio                               Stock Portfolio
                                                      ---------------------------------            --------------------------------
For the periods ended                                 12/31/2004             12/31/2003            12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $793,872              $415,861            $6,595,864            $4,407,170
Net realized gains/(losses) on:
Investments                                            4,416,588            (2,035,104)           44,704,163           (28,678,627)
Written option contracts                                      --                    --                    --
Futures contracts                                        347,434               521,285                    --
Foreign currency transactions                                 --                    --              (196,899)            1,603,182
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           11,335,443            16,559,477            44,878,467           121,385,043
Written option contracts                                      --                    --                    --
Futures contracts                                        (37,181)               57,270                    --
Foreign currency forward contracts                            --                    --                (1,665)               (1,475)
Foreign currency transactions                                 --                    --               (18,441)              (17,140)

Net Change in Net Assets Resulting
From Operations                                       16,856,156            15,518,789            95,961,489            98,698,153

Distributions to Shareholders
From net investment income                                  (373)             (410,410)           (6,011,108)           (5,007,543)
From net realized gains                                  (46,648)             (424,655)                   --                    --

Distributions to Shareholders                            (47,021)             (835,065)           (6,011,108)           (5,007,543)

Capital Stock Transactions                            42,405,000            30,927,563           210,340,367             3,726,676

Net Increase/(Decrease) in Net Assets                 59,214,135            45,611,287           300,290,748            97,417,286

Net Assets, Beginning of Period                       76,187,467            30,576,180           420,712,177           323,294,891

Net Assets, End of Period                           $135,401,602           $76,187,467          $721,002,925          $420,712,177


a) Since portfolio inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued


                                                                  Small Cap                                    Mid Cap
                                                               Index Portfolio                             Growth Portfolio
                                                      ---------------------------------            --------------------------------
For the periods ended                                 12/31/2004             12/31/2003            12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $3,388,748            $1,620,719                 $(994)            $(124,530)
Net realized gains/(losses) on:
Investments                                           27,964,746            (1,960,875)           54,242,749           (12,880,636)
Futures contracts                                      1,176,620             1,808,374                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           55,301,420           104,587,686            28,498,478           134,389,619
Futures contracts                                         35,349                58,072                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       87,866,883           106,113,976            82,740,233           121,384,453

Distributions to Shareholders
From net investment income                            (1,587,468)           (1,225,992)                   --                    --
From net realized gains                                       --                    --                    --                    --

Total Distributions to Shareholders                   (1,587,468)           (1,225,992)                   --                    --

Capital Stock Transactions                             4,746,849            16,569,507           223,273,954             8,664,711

Net Increase/(Decrease) in Net Assets                 91,026,264           121,457,491           306,014,187           130,049,164

Net Assets, Beginning of Period                      394,846,909           273,389,418           478,842,255           348,793,091

Net Assets, End of Period                           $485,873,173          $394,846,909          $784,856,442          $478,842,255


                                                               Partner All Cap                                Large Cap
                                                                  Portfolio                               Growth Portfolio
                                                      ---------------------------------            --------------------------------
For the periods ended                                 12/31/2004             12/31/2003            12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $286,028              $105,135           $18,950,588           $12,376,659
Net realized gains/(losses) on:
Investments                                            3,142,966             2,171,327           114,632,944          (148,836,870)
Written option contracts                                      --                    --               (86,747)              193,823
Futures contracts                                             --               (40,531)                   --                    --
Foreign currency transactions                                 --                    --                    --                    --

Change in net unrealized appreciation/
(depreciation) on:
Investments                                            3,603,875             6,480,963            41,906,946           724,198,418
Written option contracts                                      --                    --                 6,695                    --
Futures contracts                                             --                    --                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --

Net Change in Net Assets Resulting
From Operations                                        7,032,869             8,716,894           175,410,426           587,932,030

Distributions to Shareholders
From net investment income                               (36,778)              (68,357)          (12,368,748)          (11,996,303)
From net realized gains                                       --                    --                    --

Distributions to Shareholders                            (36,778)              (68,357)          (12,368,748)          (11,996,303)

Capital Stock Transactions                             4,013,701             4,449,620          (193,561,934)         (101,909,709)

Net Increase/(Decrease) in Net Assets                 11,009,792            13,098,157           (30,520,256)          474,026,018

Net Assets, Beginning of Period                       48,647,837            35,549,680         2,478,756,791         2,004,730,773

Net Assets, End of Period                            $59,657,629           $48,647,837        $2,448,236,535        $2,478,756,791



The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued


                                                                  Large Cap                                 Partner Growth
                                                             Growth Portfolio II                            Stock Porfolio
                                                      ---------------------------------            --------------------------------
For the periods ended                                 12/31/2004             12/31/2003            12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $358,160               $29,949              $566,015              $124,320
Net realized gains/(losses) on:
Investments                                            1,311,872             3,643,618             2,686,935            (1,423,158)
Written option contracts                                   1,011                    --                    --                    --
Futures contracts                                             --                    --                    --                    --
Foreign currency transactions                                137                    59               (24,739)               (7,708)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            1,390,670             2,661,247             6,093,520            14,994,582
Written option contracts                                     144                    --                    --
Futures contracts                                             --                    --                    --
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                (89)                   94                   402                  (224)

Net Change in Net Assets Resulting
From Operations                                        3,061,905             6,334,967             9,322,133            13,687,812

Distributions to Shareholders
From net investment income                                   (45)              (29,963)                 (757)             (113,741)
From net realized gains                                       --                    --                    --                    --

Total Distributions to Shareholders                          (45)              (29,963)                 (757)             (113,741)

Capital Stock Transactions                             1,687,389             8,364,226            28,447,078            19,242,302

Net Increase/(Decrease) in Net Assets                  4,749,249            14,669,230            37,768,454            32,816,373

Net Assets, Beginning of Period                       39,121,171            24,451,941            69,665,217            36,848,844

Net Assets, End of Period                            $43,870,420           $39,121,171          $107,433,671           $69,665,217


                                                                  Balanced                                   High Yield
                                                                  Portfolio                                   Portfolio
                                                      ---------------------------------            --------------------------------
For the periods ended                                 12/31/2004             12/31/2003            12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $18,598,264           $16,230,251           $70,620,714           $71,852,656
Net realized gains/(losses) on:
Investments                                            4,311,508           (17,016,047)           (8,029,304)         (106,685,639)
Written option contracts                                      --                    --                    --
Futures contracts                                             --                    --                    --               (20,501)
Foreign currency transactions                                 --                    --                   382                   542
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           33,897,880           105,402,829            20,730,852           225,131,120
Futures contracts                                             --                    --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       56,807,652           104,617,033            83,322,644           190,278,178

Distributions to Shareholders
From net investment income                           (16,194,049)          (19,552,920)          (69,903,021)          (70,324,837)
From net realized gains                                       --                    --                    --                    --

Distributions to Shareholders                        (16,194,049)          (19,552,920)          (69,903,021)          (70,324,837)

Capital Stock Transactions                           (12,921,107)           15,315,986            19,545,730            11,637,580

Net Increase/(Decrease) in Net Assets                 27,692,496           100,380,099            32,965,353           131,590,921

Net Assets, Beginning of Period                      721,055,859           620,675,760           851,536,393           719,945,472

Net Assets, End of Period                           $748,748,355          $721,055,859          $884,501,746          $851,536,393



The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued


                                                                  Large Cap                                   Large Cap
                                                               Value Portfolio                             Stock Portfolio
                                                      ---------------------------------            --------------------------------
For the periods ended                                 12/31/2004             12/31/2003            12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $4,190,742            $2,083,665            $4,206,047            $1,312,597
Net realized gains/(losses) on:
Investments                                           13,326,004            (3,138,642)            3,826,672             1,126,423
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           22,688,778            41,595,758            25,002,286            32,907,918
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       40,205,524            40,540,781            33,035,005            35,346,938

Distributions to Shareholders
From net investment income                                  (270)           (2,015,737)                 (863)           (1,312,597)
From net realized gains                                       --                    --                    --                    --

Total Distributions to Shareholders                         (270)           (2,015,737)                 (863)           (1,312,597)

Capital Stock Transactions                            90,586,037            86,800,750           127,428,049           171,813,193

Net Increase/(Decrease) in Net Assets                130,791,291           125,325,794           160,462,191           205,847,534

Net Assets, Beginning of Period                      220,431,619            95,105,825           282,412,937            76,565,403

Net Assets, End of Period                           $351,222,910          $220,431,619          $442,875,128          $282,412,937


                                                                  High Yield                                    Income
                                                                 Portfolio II                                  Portfolio
                                                      ---------------------------------            --------------------------------
For the periods ended                                 12/31/2004             12/31/2003            12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $6,415,880            $4,447,999           $44,515,167           $49,874,464
Net realized gains/(losses) on:
Investments                                              400,218             2,886,926            23,189,913            27,797,304
Written option contracts                                      --                    --               (70,992)              307,329
Futures contracts                                             --                    --            (2,779,604)           (3,967,856)
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              843,678             5,457,263           (18,502,891)           16,063,263
Futures contracts                                             --                    --               251,326               976,198

Net Change in Net Assets Resulting
From Operations                                        7,659,776            12,792,188            46,602,919            91,050,702

Distributions to Shareholders
From net investment income                            (6,387,564)           (4,438,738)          (44,515,783)          (49,881,065)
From net realized gains                                       --                    --                    --                    --

Distributions to Shareholders                         (6,387,564)           (4,438,738)          (44,515,783)          (49,881,065)

Capital Stock Transactions                            27,898,128            26,463,929           (84,162,757)         (120,326,205)

Net Increase/(Decrease) in Net Assets                 29,170,340            34,817,379           (82,075,621)          (79,156,568)

Net Assets, Beginning of Period                       75,965,566            41,148,187         1,067,135,431         1,146,291,999

Net Assets, End of Period                           $105,135,906           $75,965,566          $985,059,810        $1,067,135,431



The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued


                                                                   Large Cap                                  Real Estate
                                                               Index Portfolio                            Securities Portfolio
                                                      ---------------------------------           ---------------------------------
For the periods ended                                 12/31/2004             12/31/2003           12/31/2004            12/31/2003a
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $13,039,702            $8,533,146            $2,681,898              $832,141
Net realized gains/(losses) on:
Investments                                            5,112,554            (4,969,123)            7,331,146               777,106
Written option contracts                                      --                    --                    --                    --
Futures contracts                                      2,066,368             2,798,363                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           59,179,755           146,466,730            26,623,720             4,671,487
Written option contracts                                      --                    --                    --                    --
Futures contracts                                       (484,264)              850,514                    --                    --
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       78,914,115           153,679,630            36,636,764             6,280,734

Distributions to Shareholders
From net investment income                            (8,496,133)           (7,932,231)                   --              (832,069)
From net realized gains                                       --                    --              (305,958)             (525,698)

Total Distributions to Shareholders                   (8,496,133)           (7,932,231)             (305,958)           (1,357,767)

Capital Stock Transactions                            36,523,718            44,267,149            86,802,209            46,900,355

Net Increase/(Decrease) in Net Assets                106,941,700           190,014,548           123,133,015            51,823,322

Net Assets, Beginning of Period                      724,997,651           534,983,103            51,823,322                    --

Net Assets, End of Period                           $831,939,351          $724,997,651          $174,956,337           $51,823,322


                                                                 Bond Index                                Limited Maturity
                                                                  Portfolio                                 Bond Portfolio
                                                      ---------------------------------            --------------------------------
For the periods ended                                 12/31/2004             12/31/2003            12/31/2004            12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $10,515,344            $8,821,685            $7,727,296            $5,464,742
Net realized gains/(losses) on:
Investments                                                3,733             2,646,352               441,433             2,234,694
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --              (550,999)                   --
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                             (493,245)           (3,781,192)           (2,490,431)              493,492
Futures contracts                                             --                    --                46,038                    --

Net Change in Net Assets Resulting
From Operations                                       10,025,832             7,686,845             5,173,337             8,192,928

Distributions to Shareholders
From net investment income                           (10,801,114)           (9,651,828)           (7,760,572)           (5,473,053)
From net realized gains                                 (914,395)                   --              (388,148)           (2,138,512)

Distributions to Shareholders                        (11,715,509)           (9,651,828)           (8,148,720)           (7,611,565)

Capital Stock Transactions                            32,593,128            62,772,113           100,355,364            58,914,755

Net Increase/(Decrease) in Net Assets                 30,903,451            60,807,130            97,379,981            59,496,118

Net Assets, Beginning of Period                      244,734,167           183,927,037           218,773,668           159,277,550

Net Assets, End of Period                           $275,637,618          $244,734,167          $316,153,649          $218,773,668


a) Since portfolio inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                  Mortgage
                                                            Securities Portfolio
                                                      ---------------------------------
For the periods ended                                 12/31/2004            12/31/2003a
---------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $1,766,345              $438,661
Net realized gains/(losses) on:
Investments                                             (107,636)               28,327
Written option contracts                                  16,406                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              144,708                81,438
Written option contracts                                   8,906                    --

Net Change in Net Assets Resulting
From Operations                                        1,828,729               548,426

Distributions to Shareholders
From net investment income                            (1,766,345)             (438,661)
From net realized gains                                  (28,327)                   --

Total Distributions to Shareholders                   (1,794,672)             (438,661)

Capital Stock Transactions                            29,489,366            27,761,657

Net Increase/(Decrease) in Net Assets                 29,523,423            27,871,422

Net Assets, Beginning of Period                       27,871,422                    --

Net Assets, End of Period                            $57,394,845           $27,871,422


                                                                Money Market
                                                                 Portfolio
                                                      ---------------------------------
For the periods ended                                 12/31/2004             12/31/2003
----------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $2,767,198            $2,643,168

Net Change in Net Assets Resulting
From Operations                                        2,767,198             2,643,168

Distributions to Shareholders
From net investment income                            (2,767,198)           (2,643,168)

Distributions to Shareholders                         (2,767,198)           (2,643,168)

Capital Stock Transactions                            33,922,946           (29,609,877)

Net Increase/(Decrease) in Net Assets                 33,922,946           (29,609,877)

Net Assets, Beginning of Period                      289,281,921           318,891,798

Net Assets, End of Period                           $323,204,867          $289,281,921


a) Since Portfolio inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this statement.







Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2004

(1) ORGANIZATION

The Thrivent Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940. The Fund is divided into twenty-six separate series (each a "Portfolio" and, collectively, the "Portfolios"), each with its own investment objective and policies. The Fund consists of eighteen equity portfolios, one balanced portfolio and seven fixed-income portfolios. The assets of each Portfolio are segregated and each has a separate class of capital stock.

Prior to May 1, 2004, the Fund operated as LB Series Fund, Inc. ("LB SF"). Pursuant to an Agreement and Plan of Reorganization ("Reorganization Agreement") between AAL Variable Product Series Fund, Inc. ("AAL VPSF") and LB SF, the International Portfolio of AAL VPSF merged with and into the World Growth Portfolio of LB SF at the close of business on April 30, 2004. The World Growth Portfolio was the accounting survivor and was renamed Thrivent Partner International Stock Portfolio. Pursuant to a separate Reorganization Agreement between AAL VPSF and LB SF, each of the other Portfolios of AAL VPSF merged with and into corresponding newly-created series of LB SF at the close of business on April 30, 2004. Also at the close of business on April 30, 2004, the Opportunity Growth Portfolio of LB SF merged with and into the Mid Cap Growth Portfolio of LB SF pursuant to a Plan of Reorganization with respect to that transaction. The Mid Cap Growth Portfolio was the accounting survivor and was renamed Thrivent Mid Cap Growth Portfolio. In the reorganizations of operating investment companies, the World Growth Portfolio of the LB SF acquired through a tax-free exchange all of the net assets of the International Portfolio of the AAL VPSF. The International Portfolio exchanged 13,467,023 shares valued at $123,223,934 for 11,818,908 shares of the
World Growth Portfolio. Net assets of the International Portfolio included unrealized appreciation of $10,673,404. The Mid Cap Growth Portfolio of the LB SF acquired through a tax-free exchange all of the net assets of the Opportunity Growth Portfolio of the LB SF. The Opportunity Growth Portfolio exchanged 26,749,194 shares valued at $264,788,810 for 20,462,181 shares of the Mid Cap Growth Portfolio. Net assets of the Opportunity Growth Portfolio included unrealized appreciation of $8,954,570.

Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans ("Thrivent Financial") and Thrivent Life Insurance Company ("Thrivent Life"), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life; and retirement plans sponsored by Thrivent Financial.

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers that provide general damage clauses. The Fund's maximum exposure under these contracts in unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the latest bid price considered best to represent the value at the time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price.

For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter adjusted to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of December 31, 2004, seven securities in the High Yield Portfolio, four securities in the High Yield Portfolio II, two securities in the Small Cap Index Portfolio and one security in the Mid Cap Growth Portfolio were valued in good faith by the Portfolio Evaluation and Compliance Committee under the direction of the Board of Directors. These securities represented 0.01%, 0.54%, 0.00%, and 0.00% of net assets of the High Yield, High Yield II, Small Cap Index and Mid Cap Growth Portfolios, respectively.

Fair valuation of international securities -- Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Directors, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation -- The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except the Money Market Portfolio may enter into forward currency contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended December 31, 2004, Mid Cap Growth Portfolio II, Partner International Stock Portfolio, Large Cap Growth Portfolio II and Partner Growth Stock Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because each Portfolios' policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was required. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

(F) Income and Expenses -- Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Fees Paid Indirectly -- The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually for all Portfolios after the close of the Fund's fiscal year. Any Portfolio subject to excise taxes would require an additional distribution at or after the close of the fiscal year.

Dividends are declared and reinvested daily for the High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, declared daily and reinvested monthly for the Money Market Portfolio and declared and reinvested annually for all other Portfolios.

(I) Options -- Each Portfolio, with the exception of the Money Market Portfolio, may buy put and call options and write covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the year ended December 31, 2004, the Large Cap Growth, Large Cap Growth II, Income and Mortgage Securities Portfolios engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Portfolios may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the year ended December 31, 2004, the Small Cap Index, Mid Cap Index, Large Company Index, Income and Limited Maturity Bond Portfolios engaged in this type of investment. For federal income tax purposes, net unrealized appreciation (depreciation) on open future contracts is generally required to be treated as realized gains (losses), except where special elections are in place.

(K) Mortgage Dollar Roll Transactions -- Certain of the Portfolios enter into dollar roll transactions issued by GNMA, FNMA and FHLMC, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments. The Balanced, Income, Bond Index, Limited Maturity Bond and Mortgage Securities Portfolios earned $1,584, $740,702, $(197,506), $192,013 and $292,154, respectively, from such fees for the year ended December 31, 2004.

(L) Securities Lending -- The Fund has a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street Bank"), which authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are collateralized by cash, U.S. Government securities, letters of credit and other types of collateral that are equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in the Thrivent Financial Securities Lending Trust. As of December 31, 2004, all Portfolios except the Mortgage Securities and Money Market Portfolios had securities on loan. The value of securities on loan is as follows:

                                              Securities
Portfolio                                        on Loan
--------------------------------------------------------
Technology                                    $3,111,701
Partner Small Cap Growth                      11,769,924
Partner Small Cap Value                        7,684,173
Small Cap Stock                               42,621,889
Small Cap Index                               95,231,865
Mid Cap Growth                               103,309,931
Mid Cap Growth II                              4,936,253
Mid Cap Stock                                 13,634,051
Mid Cap Index                                 17,440,768
Partner International Stock                  174,905,555
Partner All Cap                                2,823,817
Large Cap Growth                             100,259,550
Large Cap Growth II                              581,547
Partner Growth Stock                           2,708,413
Large Cap Value                                5,124,064
Large Cap Stock                                8,251,402
Large Cap Index                               32,310,520
Real Estate Securities                        12,555,180
Balanced                                      85,396,873
High Yield                                    87,950,034
High Yield II                                 15,839,523
Income                                       109,311,155
Bond Index                                    67,570,829
Limited Maturity Bond                         44,455,902

(M) The Impact of Initial Public Offerings on Performance -- Each of the Portfolios except the Money Market Portfolio may invest in an initial public offering ("IPO") of a security. On occasion, a Portfolio will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents a Portfolio with the opportunity to "flip" or trade the security at higher prices resulting in a profit for the Portfolio. Investments in IPO's may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio with enhanced performance from "flipping" IPO's may not experience similar performance as its assets grow. However, participation in an IPO may result in a loss for that Portfolio.

(N) When-Issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. To the extent that a Portfolio engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. To ensure there is no investment leverage, assets of the Portfolio are earmarked on the trade date on the Portfolio's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(O) Credit Risk -- The Portfolios may be susceptible to credit risk to the extent the issuer defaults on its payment obligation. The Portfolios' policy is to monitor the creditworthiness of the issuer. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(P) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- Each Portfolio pays Thrivent Financial, the Fund's investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets:

                                     Advisory Fees
--------------------------------------------------
Technology Portfolio                    0.75%
--------------------

Partner Small Cap Growth Portfolio
----------------------------------
First $500 million                      1.00%
Over $500 million                       0.90%

Partner Small Cap Value Portfolio       0.80%
---------------------------------

Small Cap Stock Portfolio
-------------------------
First $200 million                      0.70%
Next $800 million                       0.65%
Next $1.5 billion                       0.60%
Next $2.5 billion                       0.55%
Over $5 billion                        0.525%

Small Cap Index Portfolio
-------------------------
First $250 million                      0.35%
Over $250 million                       0.30%

Mid Cap Growth Portfolio                0.40%
------------------------

Mid Cap Growth II Portfolio
---------------------------
First $500 million                      0.90%
Over $500 million                       0.80%

Mid Cap Stock Portfolio
-----------------------
First $200 million                      0.70%
Next $800 million                       0.65%
Next $1.5 billion                       0.60%
Next $2.5 billion                       0.55%
Over $5 billion                        0.525%

Mid Cap Index Portfolio
-----------------------
First $250 million                      0.35%
Over $250 million                       0.30%

Partner International Stock Portfolio   0.85%
-------------------------------------

Partner All Cap
---------------
First $500 million                      0.95%
Over $500 million                       0.90%

Large Cap Growth Portfolio              0.40%
--------------------------

Large Cap Growth Portfolio II
-----------------------------
First $500 million                      0.80%
Over $500 million                       0.70%

Partner Growth Stock Portfolio
------------------------------
First $500 million                      0.80%
Over $500 million                       0.70%

Large Cap Value Portfolio               0.60%
-------------------------

Large Cap Stock Portfolio
-------------------------
First $500 million                      0.65%
Next $500 million                      0.575%
Next $1.5 billion                      0.475%
Next $2.5 billion                       0.45%
Over $5 billion                        0.425%

Large Cap Index Portfolio
-------------------------
First $250 million                      0.35%
Over $250 million                       0.30%

Real Estate Securities Portfolio        0.80%
--------------------------------

Balanced Portfolio
------------------
First $250 million                      0.35%
Over $250 million                       0.30%

High Yield Portfolio                    0.40%
--------------------

High Yield Portfolio II                 0.40%
-----------------------

Income Portfolio                        0.40%
----------------

Bond Index Portfolio
--------------------
First $250 million                      0.35%
Over $250 million                       0.30%

Limited Maturity Bond Portfolio         0.40%
-------------------------------

Mortgage Securities Portfolio           0.50%
-----------------------------

Money Market Portfolio                  0.40%
----------------------

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above.

The adviser paid Franklin Advisors, Inc. an annual subadvisory fee for the performance of subadvisory services for the Partner Small Cap Growth Portfolio until termination of the subadvisory agreement on May 28, 2004. The fee payable was equal to 0.60% for the first $200 million of average daily net assets, 0.52% for the next $300 million of average daily net assets, and 0.50% of average daily net assets over $500 million.

Effective May 28, 2004, the adviser entered into subadvisory agreements with Turner Investment Partners, Inc. ("Turner") and Westcap Investors, LLC ("Westcap") for the performance of subadvisory services for the Partner Small Cap Growth Portfolio. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Westcap, respectively.

Effective May 1, 2004, the adviser entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Small Cap Value Portfolio. The fee payable is equal to 0.60% of average daily net assets.

The adviser paid Massachusetts Financial Services Company an annual subadvisory fee for the performance of subadvisory services for the Mid Cap Growth Portfolio II until termination of the subadvisory agreement on March 3, 2004. The fee payable was equal to 0.475% for the first $100 million of average daily net assets, 0.42% for the next $400 million of average daily net assets, and 0.35% of average daily net assets over $500 million.

The adviser paid Oechsle International Advisors, LLC an annual subadvisory fee for the performance of subadvisory services for the Partner International Stock Portfolio until the termination of the subadvisory agreement on May 1, 2004. The fee payable was equal to 0.54% for the first $20 million of average daily net assets, 0.45% for the next $30 million of average daily net assets, and 0.36% of average daily net assets over $50 million.

Effective May 1, 2004, the adviser entered into a subadvisory agreement with Mercator Asset Management, LP ("Mercator"), in addition to the existing subadvisory agreement with T. Rowe Price International, Inc. ("Price International") for the performance of subadvisory services for the Partner International Stock Portfolio. The fee payable is equal to 0.47% of average daily net assets subadvised by Mercator. For assets subadvised by Price International, the fee payable is equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International of 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. For purposes of determining breakpoints for the assets managed by Price International, assets managed by Price International in the Partner International Stock Fund will be included in determining average daily net assets.

The adviser paid Fidelity Management & Research Company for the performance of subadvisory services for the Partner All Cap Portfolio. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

The adviser paid Massachusetts Financial Services Company an annual subadvisory fee for the performance of subadvisory services for the Large Cap Growth Portfolio II until the termination of the subadvisory agreement on March 3, 2004. The fee payable was equal to 0.425% for the first $100 million of average daily net assets, 0.40% for the next $400 million of average daily net assets, and 0.35% of average daily net assets over $500 million.

The adviser pays T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Growth Stock Portfolio. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

The adviser paid Pacific Investment Management Company, LLC an annual subadvisory fee for the performance of subadvisory services for the High Yield Bond Portfolio. The fee payable was equal to 0.25% for average daily net assets. Effective June 1, 2004, the subadvisory agreement was terminated.

Each non-money market Portfolio may invest in the Money Market Portfolio, subject to certain limitations. The following Portfolios invested cash in the Money Market Portfolio during the year ended December 31, 2004: the Technology, Partner Small Cap Growth, Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Mid Cap Stock, Mid Cap Index, Partner International Stock, Large Cap Growth, Large Cap Growth II, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond and Mortgage Securities Portfolios.

(B) Other Expenses -- The adviser has voluntarily agreed to reimburse expenses other than advisory and administrative service fees for the following Portfolios: Technology, Partner Small Cap Growth, Partner Small Cap Value, Mid Cap Growth II, Mid Cap Stock, Partner All Cap, Large Cap Growth II, Partner Growth Stock, Real Estate Securities and Mortgage Securities. The voluntary waiver of expenses to any Portfolio may be modified or discontinued at any time by the Adviser.

The adviser has entered into an accounting services agreement to provide accounting personnel and services. For the year ended December 31, 2004, Thrivent Financial received aggregate fees for accounting personnel and services of $1,045,644 from the Fund.

Effective January 1, 2004, the Fund entered into an agreement with the adviser to provide certain administrative personnel and services to the Portfolios. For the year ended December 31, 2004, Thrivent Financial received aggregate fees for administrative personnel and services of $2,886,840 from the Fund.

Each Director of the Fund who is not affiliated with Thrivent Financial receives an annual fee of $80,000 for services as a Director and a Trustee of Thrivent Mutual Funds and Thrivent Financial Securities Lending Trust. In addition, the lead independent director and independent chairman each receive an additional fee of $10,000. Each Director is eligible to participate in a deferred compensation plan with respect to these fees. Amounts that are deferred are invested in Thrivent Mutual Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Thrivent Financial; however, they receive no compensation from the Fund.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:


                                        Accumulated        Accumulated
                                     Net Investment       Net Realized            Capital
Portfolio                              Income/(Loss)        Gain/(Loss)             Stock
-----------------------------------------------------------------------------------------
Technology                                      $(5)                $5                $--
Partner Small Cap Growth                    318,572              1,235           (319,807)
Partner Small Cap Value                      (1,849)             1,849                 --
Small Cap Stock                             (14,027)            14,027                 --
Small Cap Index                            (131,607)           131,607                 --
Mid Cap Growth                                 (167)        23,096,363        (23,096,196)
Mid Cap Growth II                            13,421               (479)           (12,942)
Mid Cap Stock                                (4,225)             4,225                 --
Mid Cap Index                                (8,832)             8,832                 --
Partner International
Stock                                      (104,349)          (462,090)           566,439
Partner All Cap                                  (3)                 3                 --
Large Cap Growth                            (17,922)            36,033            (18,111)
Large Cap Growth II                             136               (136)                --
Partner Growth Stock                        (24,745)            24,745                 --
Large Cap Value                             (18,390)            18,390                 --
Large Cap Stock                                 (13)                13                 --
Large Cap Index                             (69,097)            69,097                 --
Real Estate Securities                           (6)                 6                 --
Balanced                                    (14,400)            14,400                 --
High Yield                                  116,991           (116,991)                --
High Yield II                                10,086            (10,086)                --
Income                                      227,496           (241,528)            14,032
Bond Index                                  285,670           (285,670)                --
Limited Maturity Bond                        23,812            (23,812)                --

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:


                                      Undistributed      Undistributed
                                           Ordinary          Long-Term
Portfolio                                    Income       Capital Gain
----------------------------------------------------------------------
Technology                                 $172,301                $--
Partner Small Cap Growth                         --          2,916,428
Partner Small Cap Value                   2,294,679            418,766
Small Cap Stock                           7,277,982         12,239,065
Small Cap Index                           3,429,846         26,324,194
Mid Cap Growth                                1,399                 --
Mid Cap Stock                             3,392,028          3,217,233
Mid Cap Index                             2,085,948          3,171,413
Partner International Stock               8,561,457                 --
Partner All Cap                             286,264                 --
Large Cap Growth                         18,927,026                 --
Large Cap Growth II                         358,500                 --
Partner Growth Stock                        546,637                 --
Large Cap Value                           4,173,929                 --
Large Cap Stock                           4,208,925          3,305,010
Large Cap Index                          12,962,129                 --
Real Estate Securities                    9,064,627          1,270,854
Balanced                                 18,577,360                 --
High Yield                                2,655,362                 --
High Yield II                                10,360                 --
Income                                    1,212,812          2,442,038
Bond Index                                   13,266                 --
Limited Maturity Bond                        31,091             86,840
Mortgage Securities                             429                 --
Money Market                                  2,169                 --

At December 31, 2004, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

                                       Capital Loss         Expiration
Portfolio                                 Carryover               Year
----------------------------------------------------------------------
Technology                                 $154,361               2010
                                            304,678               2012
                                   ----------------
                                           $459,039
                                   ================
Mid Cap Growth                          $20,129,626               2008
                                         54,351,851               2009
                                         86,194,625               2010
                                         30,065,596               2011
                                   ----------------
                                       $190,741,698
                                   ================
Mid Cap Growth II                        $1,178,642               2010
                                   ================
Partner International Stock              $4,481,375               2008
                                         20,959,608               2009
                                         24,823,180               2010
                                         35,532,910               2011
                                   ----------------
                                        $85,797,073
                                   ================
Partner All Cap                          $7,665,012               2010
                                          1,857,716               2011
                                   ----------------
                                         $9,522,728
                                   ================
Large Cap Growth                            $90,587               2008
                                        258,670,538               2009
                                        893,502,496               2010
                                        198,356,425               2011
                                   ----------------
                                     $1,350,620,046
                                   ================
Large Cap Growth II                        $683,085               2010
                                   ================
Partner Growth Stock                       $503,514               2011
                                   ================
Large Cap Value                            $957,025               2010
                                          4,470,934               2011
                                   ----------------
                                         $5,427,959
                                   ================
Large Cap Index                         $23,290,094               2010
                                         17,819,758               2011
                                   ----------------
                                        $41,109,852
                                   ================
Balanced                                 $9,988,670               2010
                                         18,003,606               2011
                                   ----------------
                                        $27,992,276
                                   ================
High Yield                               $4,536,501               2006
                                            597,597               2007
                                         14,056,111               2008
                                        288,927,133               2009
                                        184,350,285               2010
                                        364,926,135               2011
                                         30,516,064               2012
                                   ----------------
                                       $887,909,826
                                   ================
High Yield II                            $5,855,496               2008
                                          3,470,883               2009
                                          2,850,377               2010
                                   ----------------
                                        $12,176,756
                                   ================
Bond Index                                 $440,902               2012
                                   ================
Mortgage Securities                         $91,230               2012
                                   ================

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Mid Cap Growth Portfolio and Partner International Stock Portfolio, the following amounts were obtained as a result of the reorganization, as described in Note 1, with LB Series Fund, Inc. -- Opportunity Growth Portfolio and AAL Variable Product Series Fund, Inc. -- International Portfolio, respectively:


                                       Capital Loss         Expiration
Portfolio                                 Carryover               Year
----------------------------------------------------------------------
Mid Cap Growth                          $20,129,626               2008
                                         36,932,362               2009
                                         10,809,135               2010
                                   ----------------
                                        $67,871,123
                                   ================
Partner International Stock              $4,481,375               2008
                                         20,959,608               2009
                                          2,858,197               2010
                                   ----------------
                                        $28,299,180
                                   ================

The following capital loss carryovers were utilized during 2004: Partner Small Cap Growth Portfolio, $2,277,260; Small Cap Index Portfolio, $1,857,588; Mid Cap Growth Portfolio, $52,937,391; Mid Cap Growth Portfolio II, $5,292,050; Partner International Stock Portfolio, $42,441,599; Partner All Cap Portfolio, $3,388,073; Large Cap Growth Portfolio, $48,498,244; Large Cap Growth Portfolio II, $1,159,730; Partner Growth Stock Portfolio, $2,388,575; Large Cap Value Portfolio, $13,047,474; Large Cap Stock Portfolio, $1,342,316; Large Cap Index Portfolio, $6,484,734; Balanced Portfolio, $1,513,105; High Yield Portfolio II, $383,983; Income Portfolio, $15,292,083. In addition, the capital loss carryovers of $23,088,977 acquired by Mid Cap Growth Portfolio as part of the merger were deemed expired due to provisions under the Internal Revenue Code.

The following Portfolios deferred, on a tax basis, the following post-October 2004 losses:

                                                          Post-October
Portfolio                                                         Loss
----------------------------------------------------------------------
Large Cap Growth II                                           $101,317
High Yield                                                  18,156,410
Limited Maturity Bond                                          108,228

These amounts are deferred for tax purposes and deemed to occur in the next fiscal year.

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:


                                          Ordinary Income               Long-Term Capital Gain
Portfolio                              2004             2003             2004             2003
------------------------------------------------------------------------------------------------
Partner Small Cap Value            $375,233         $594,561              $--              $--
Small Cap Stock                   2,220,561           12,405               --               --
Small Cap Index                   1,587,468        1,225,992               --               --
Mid Cap Stock                       751,663          147,354               --               --
Mid Cap Index                        47,021          674,268               --          160,797
Partner International Stock       6,011,108        5,007,543               --               --
Partner All Cap                      36,778           68,357               --               --
Large Cap Growth                 12,368,748       11,996,303               --               --
Large Cap Growth II                      45           29,963               --               --
Partner Growth Stock                    757          113,741               --               --
Large Cap Value                         270        2,015,737               --               --
Large Cap Stock                         863        1,312,597               --               --
Large Cap Index                   8,496,133        7,932,231               --               --
Real Estate Securities              201,002        1,357,767          104,956               --
Balanced                         16,194,049       19,552,920               --               --
High Yield                       69,903,021       70,324,837               --               --
High Yield II                     6,387,564        4,438,738               --               --
Income                           44,515,783       49,881,065               --               --
Bond Index                       10,801,114        9,651,828          914,395               --
Limited Maturity Bond             8,010,036        7,428,742          138,684          182,823
Mortgage Securities               1,794,672          438,661               --               --
Money Market                      2,767,198        2,643,168               --               --


At December 31, 2004, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:


                                                                                                       Net Unrealized
                                                   Federal          Unrealized          Unrealized        Appreciation
Portfolio                                         Tax Cost        Appreciation       (Depreciation)      (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
Technology                                     $54,187,728          $8,938,397         $(2,812,067)         $6,126,330
Partner Small Cap Growth                        59,513,458           7,523,546          (1,092,163)          6,431,383
Partner Small Cap Value                         76,121,613          10,762,607            (555,172)         10,207,435
Small Cap Stock                                214,111,434          48,679,818          (2,396,199)         46,283,619
Small Cap Index                                469,409,216         149,880,650         (35,613,284)        114,267,366
Mid Cap Growth                                 773,809,678         126,869,001         (12,581,754)        114,287,247
Mid Cap Growth II                               38,955,261           5,087,345            (698,243)          4,389,102
Mid Cap Stock                                  108,170,762          17,680,969            (851,297)         16,829,672
Mid Cap Index                                  130,400,405          25,048,671          (2,475,574)         22,573,097
Partner International Stock                    832,780,707          97,556,040         (26,807,416)         70,748,624
Partner All Cap                                 54,487,580           8,414,605            (488,866)          7,925,739
Large Cap Growth                             2,349,217,448         299,723,924        (101,181,636)        198,542,288
Large Cap Growth II                             41,159,392           4,491,666          (1,287,807)          3,203,859
Partner Growth Stock                            94,883,159          16,659,313          (1,552,509)         15,106,804
Large Cap Value                                303,175,519          55,575,671          (2,884,661)         52,691,010
Large Cap Stock                                409,396,400          48,792,674          (7,172,504)         41,620,170
Large Cap Index                                743,069,149         205,633,224         (85,086,434)        120,546,790
Real Estate Securities                         156,470,099          30,986,673             (67,694)         30,918,979
Balanced                                       847,277,464          94,768,479         (38,967,193)         55,801,286
High Yield                                     921,246,141          67,243,188         (28,502,860)         38,740,328
High Yield II                                  115,271,758           4,921,888            (211,974)          4,709,914
Income                                       1,149,921,657          26,049,381          (3,589,815)         22,459,566
Bond Index                                     417,640,937           4,162,972            (806,040)          3,356,932
Limited Maturity Bond                          413,895,588           1,567,144          (1,508,488)             58,656
Mortgage Securities                            104,414,197             322,399             (96,253)            226,146
Money Market                                   321,896,218                  --                  --                  --



(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the year ended December 31, 2004, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                   In thousands
                                          ----------------------------
Portfolio                                 Purchases              Sales
----------------------------------------------------------------------
Technology                                  $40,782            $27,372
Partner Small Cap Growth                    121,599            112,638
Partner Small Cap Value                      92,261             45,546
Small Cap Stock                             180,724            160,216
Small Cap Index                             104,674             89,286
Mid Cap Growth                            1,054,902          1,093,537
Mid Cap Growth II                            79,627             77,330
Mid Cap Stock                               128,269            107,604
Mid Cap Index                                67,971             23,444
Partner International Stock                 434,781            353,130
Partner All Cap                              92,948             88,353
Large Cap Growth                          2,484,046          2,659,706
Large Cap Growth II                          74,671             71,300
Partner Growth Stock                         57,201             28,539
Large Cap Value                             233,274            137,077
Large Cap Stock                             364,263            235,955
Large Cap Index                              93,159             44,279
Real Estate Securities                      207,266            120,352
Balanced                                    779,912            765,468
High Yield                                  602,742            576,607
High Yield II                               107,062             75,615
Income                                    1,770,584          1,764,351
Bond Index                                  877,764            855,456
Limited Maturity Bond                       573,484            440,911
Mortgage Securities                         493,629            432,311

Purchases and sales of U.S. Government securities were:

                                                   In thousands
                                          ----------------------------
Portfolio                                 Purchases              Sales
----------------------------------------------------------------------
Balanced                                    $60,901            $49,106
High Yield II                                    --              1,900
Income                                      279,046            336,737
Bond Index                                   71,714             63,675
Limited Maturity Bond                        97,115            128,462
Mortgage Securities                          10,050              8,510

(B) Investments in Restricted Securities -- The High Yield and High Yield II Portfolios own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. For the High Yield and High Yield Portfolios II, the aggregate value of restricted securities was $9,554,035 and $344,442 at December 31, 2004, which represented 1.08%
and 0.33% of net assets, respectively. The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield and High Yield II Portfolios invest primarily in high-yielding fixed-income securities. Each of the other Portfolios except the Money Market Portfolio may also invest in high-yielding securities. At the time of purchase, these securities are rated within or below the "BB" major rating category by Standard & Poor's Corporation or the "Ba" major rating category by Moody's Investor Services, Inc. or are unrated and considered to be of comparable quality. High Yield securities generally will involve more risk than securities in the higher rating categories and are more likely to react to developments affecting market risk, interest rate risk and credit risk than are more highly rated securities.

(D) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio's hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 2004 were as follows:

                                          Large Cap Growth Portfolio
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
                                     ---------------------------------
Balance at December 31, 2003                     --                $--
Opened                                        8,579            874,194
Closed                                       (7,384)          (745,922)
Expired                                        (574)           (51,383)
Exercised                                      (528)           (44,619)
                                     --------------       ------------
Balance at December 31, 2004                     93            $32,270
                                     ==============       ============

                                       Large Cap Growth Portfolio II
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
                                     ---------------------------------
Balance at December 31, 2003                     --                $--
Opened                                           51              6,367
Closed                                          (39)            (4,958)
Expired                                          (5)              (490)
Exercised                                        (5)              (225)
                                     --------------       ------------
Balance at December 31, 2004                      2              $ 694
                                     ==============       ============

                                              Income Portfolio
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
                                     ---------------------------------
Balance at December 31, 2003                     --                $--
Opened                                        2,825          1,277,973
Closed                                       (2,175)        (1,101,073)
Expired                                        (650)          (176,900)
Exercised                                        --                 --
                                     --------------     --------------
Balance at December 31, 2004                     --                $--
                                     ==============       ============

                                       Mortgage Securities Portfolio
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
                                     ---------------------------------
Balance at December 31, 2003                     --                $--
Opened                                   19,000,000             80,156
Closed                                           --                 --
Expired                                  (3,000,000)           (16,406)
Exercised                               (12,000,000)           (52,188)
                                     --------------       ------------
Balance at December 31, 2004              4,000,000            $11,562
                                     ==============       ============


(6) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended December 31, 2004, in the Money Market Portfolio, is as follows:

                                            Gross           Gross            Balance of                           Dividend Income
Portfolios invested in the          Purchases and       Sales and        Shares Held at              Value      January 1, 2004 -
Money Market Portfolio                  Additions      Reductions     December 31, 2004  December 31, 2004      December 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
Technology                            $13,568,825     $13,133,435             2,235,313         $2,235,313                $20,268
Partner Small Cap Growth                3,544,389       2,669,003               875,386            875,386                  2,769
Partner Small Cap Value                 9,789,121       6,727,570             3,061,551          3,061,551                 10,416
Small Cap Stock                        25,957,043      24,040,160             9,092,853          9,092,853                 76,261
Small Cap Index                        21,629,418      26,748,440             3,360,722          3,360,722                 63,613
Mid Cap Growth                          9,325,243               0             9,325,243          9,325,243                 35,721
Mid Cap Growth II                      13,979,774      13,091,072               888,703            888,703                  9,315
Mid Cap Stock                          21,741,340      20,571,064             4,608,694          4,608,694                 38,317
Mid Cap Index                          46,642,178      47,172,909             2,499,557          2,499,557                 29,570
Partner International Stock            11,870,452       2,433,705             9,436,747          9,436,747                 35,405
Large Cap Growth                        9,822,492         279,355             9,543,138          9,543,138                 36,123
Large Cap Growth II                     7,980,949       7,617,285               363,664            363,664                  6,426
Large Cap Value                        35,095,095      28,206,075             6,889,020          6,889,020                 21,275
Large Cap Stock                        16,020,916      14,954,963             9,465,633          9,465,633                 77,221
Large Cap Index                         5,367,300       4,173,131             9,273,911          9,273,911                 79,400
Real Estate Securities                 23,380,951      18,223,118             5,157,833          5,157,833                 20,524
Balanced                                3,203,338       1,934,805             9,397,579          9,397,579                 78,520
High Yield                              9,349,416         579,768             8,769,647          8,769,647                 35,376
High Yield II                          20,213,876      17,023,401             3,190,474          3,190,474                 34,060
Income                                  9,287,832               0             9,287,832          9,287,832                 35,065
Bond Index                              3,002,995       2,012,742             9,547,673          9,547,673                 79,670
Limited Maturity Bond                   9,362,136               0             9,362,136          9,362,136                 35,705
Mortgage Securities                     4,987,405       2,233,512             2,753,893          2,753,893                  9,108


A summary of transactions for the period ended December 31, 2004, in the Thrivent Financial Securities Lending Trust, is as follows:


                                            Gross           Gross            Balance of
                                    Purchases and       Sales and        Shares Held at              Value
Portfolio                               Additions      Reductions     December 31, 2004  December 31, 2004
----------------------------------------------------------------------------------------------------------
Technology                             $8,933,129      $5,746,652             3,186,477         $3,186,477
Partner Small Cap Growth               21,486,227       9,402,434            12,083,793         12,083,793
Partner Small Cap Value                18,731,485      10,876,709             7,854,776          7,854,776
Small Cap Stock                       100,759,492      57,027,693            43,731,799         43,731,799
Small Cap Index                       229,589,797     131,884,330            97,705,467         97,705,467
Mid Cap Growth                        329,382,149     223,613,257           105,768,892        105,768,892
Mid Cap Growth II                      10,643,515       5,535,997             5,107,518          5,107,518
Mid Cap Stock                          39,173,233      25,188,419            13,984,814         13,984,814
Mid Cap Index                          45,305,426      27,388,900            17,916,526         17,916,526
Partner International Stock           304,560,243     120,209,982           184,350,261        184,350,261
Partner All Cap Growth                  8,987,035       6,083,793             2,903,242          2,903,242
Large Cap Growth                      554,429,864     451,620,703           102,809,161        102,809,161
Large Cap Growth II                     2,087,618       1,487,918               599,700            599,700
Partner Growth Stock                   11,899,659       9,102,345             2,797,314          2,797,314
Large Cap Value                        41,851,155      36,606,447             5,244,708          5,244,708
Large Cap Stock                        43,087,188      35,081,248             8,005,940          8,005,940
Large Cap Index                       102,377,073      69,247,609            33,129,464         33,129,464
Real Estate Securities                 30,088,843      17,165,365            12,923,478         12,923,478
Balanced                              173,871,292      85,914,615            87,956,677         87,956,677
High Yield                            221,409,229     130,072,517            91,336,712         91,336,712
High Yield II                          40,042,843      23,367,099            16,675,744         16,675,744
Income                                347,740,628     233,973,710           113,766,918        113,766,918
Bond Index                             99,488,338      29,820,715            69,667,623         69,667,623
Limited Maturity Bond                 160,046,864     114,260,985            45,785,879         45,785,879



(7) CAPITAL STOCK

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance Company and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

                                           Shares             Par
Portfolio                              Authorized           Value
-----------------------------------------------------------------
Technology                            200,000,000           $0.01
Partner Small Cap Growth              200,000,000            0.01
Partner Small Cap Value               200,000,000            0.01
Small Cap Stock                       200,000,000            0.01
Small Cap Index                       200,000,000            0.01
Mid Cap Growth                        400,000,000            0.01
Mid Cap Growth II                     200,000,000            0.01
Mid Cap Stock                         200,000,000            0.01
Mid Cap Index                         200,000,000            0.01
Partner International Stock           400,000,000            0.01
Partner All Cap                       200,000,000            0.01
Large Cap Growth                    1,000,000,000            0.01
Large Cap Growth II                   200,000,000            0.01
Partner Growth Stock                  200,000,000            0.01
Large Cap Value                       200,000,000            0.01
Large Cap Stock                       200,000,000            0.01
Large Cap Index                       200,000,000            0.01
Real Estate Securities                200,000,000            0.01
Balanced                              400,000,000            0.01
High Yield                          1,000,000,000            0.01
High Yield II                         200,000,000            0.01
Income                              1,000,000,000            0.01
Bond Index                            200,000,000            0.01
Limited Maturity Bond                 200,000,000            0.01
Mortgage Securities                   200,000,000            0.01
Money Market                        2,000,000,000            0.01

Transactions in capital stock were as follows:


                                                                              Portfolios
                                        ----------------------------------------------------------------------------------------
                                                                                Partner                       Partner
                                                 Technology                 Small Cap Growth              Small Cap Value
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003               Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        4,823,906    $28,284,259      1,845,852    $17,485,023      1,910,903    $22,453,853
Dividends and distributions reinvested             --             --             --             --         43,312        594,561
Redeemed                                   (1,790,977)   (10,309,156)      (868,507)     7,758,706)      (513,784)    (6,014,688)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  3,032,929    $17,975,103        977,345     $9,726,317      1,440,431     17,033,726
                                        =============  =============  =============  =============  =============  =============

Year Ended December 31, 2004
------------------------------
Sold                                        3,126,014    $21,609,158      1,370,246   $ 15,460,077      3,381,103    $49,589,129
Dividends and Distributions                        --             --             --             --         26,216        375,233
Redeemed                                   (1,276,262)    (8,663,478)      (612,170)    (6,850,915)      (165,487)    (2,381,272)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                  1,849,752    $12,945,680        758,076     $8,609,162      3,241,832    $47,583,090
                                        =============  =============  =============  =============  =============  =============


                                                                              Portfolios
                                        ----------------------------------------------------------------------------------------
                                                 Small Cap                     Small Cap                      Mid Cap
                                                   Stock                         Index                        Growth
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003               Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        4,452,675    $44,642,445      3,449,368    $45,186,656      5,024,073    $57,232,893
Dividends and distributions reinvested          1,481         12,405        114,528      1,225,992             --             --
Redeemed                                   (1,726,441)   (16,543,427)    (2,367,059)   (29,843,141)    (4,661,508)   (48,568,182)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  2,727,715    $28,111,423      1,196,837    $16,569,507        362,565     $8,664,711
                                        =============  =============  =============  =============  =============  =============

Year Ended December 31, 2004
------------------------------
Sold                                        3,199,497    $41,618,113      2,895,380    $48,686,024      3,809,585    $50,448,179
Issued in connection with acquisition
of LB Opportunity Growth Portfolio                 --             --             --             --     20,462,181    264,788,810
Dividends and Distributions                   172,297      2,220,561         96,016      1,587,468             --             --
Redeemed                                   (1,363,868)   (17,819,614)    (2,700,428)   (45,526,643)    (7,000,228)   (91,963,035)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                  2,007,926    $26,019,060        290,968     $4,746,849     17,271,538   $223,273,954
                                        =============  =============  =============  =============  =============  =============


                                                                              Portfolios
                                        ----------------------------------------------------------------------------------------
                                                  Mid Cap                       Mid Cap                       Mid Cap
                                                 Growth II                       Stock                         Index
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003               Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        1,779,774    $12,765,653      4,042,917    $33,960,471      4,072,116    $40,363,265
Dividends and Distributions                        --             --         14,684        147,354         72,441        835,065
Redeemed                                   (1,005,783)    (6,994,956)      (864,831)    (7,222,548)    (1,071,749)   (10,270,767)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                    773,991     $5,770,697      3,192,770    $26,885,277      3,072,808    $30,927,563
                                        =============  =============  =============  =============  =============  =============

Year Ended December 31, 2004
------------------------------
Sold                                        1,094,604     $9,397,753      2,614,658    $27,326,603      3,982,383    $47,697,798
Dividends and Distributions                        --             --         72,508        751,663          3,905         47,021
Redeemed                                     (781,452)    (6,740,982)      (418,481)    (4,327,443)      (442,824)    (5,339,819)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                    313,152     $2,656,771      2,268,685    $23,750,823      3,543,464    $42,405,000
                                        =============  =============  =============  =============  =============  =============


                                                                              Portfolios
                                        ----------------------------------------------------------------------------------------
                                                   Partner                     Partner                       Large Cap
                                            International Stock                All Cap                        Growth
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003               Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        6,187,136    $53,934,818      2,015,036    $13,798,255     18,663,152   $217,054,665
Issued in connection with acquisition
of AAL Aggressive Growth Portfolio                 --             --             --             --        779,312      4,208,880
Dividends and Distributions                   671,694      5,007,543          8,731         68,357      1,168,217     11,996,303
Redeemed                                   (6,529,914)   (55,215,685)    (1,410,924)    (9,416,992)   (29,426,316)  (335,169,557)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                    328,916     $3,726,676        612,843     $4,449,620     (8,815,635) $(101,909,709)
                                        =============  =============  =============  =============  =============  =============

Year Ended December 31, 2004
------------------------------
Sold                                        9,867,740   $106,538,059      1,432,899    $11,485,094      8,724,229   $120,467,561
Issued in connection with acquisition
of AAL International Portfolio             11,818,908    123,223,934             --             --             --             --
Dividends and Distributions                   555,191      6,011,108          4,594         36,778        878,518     12,368,748
Redeemed                                   (2,357,302)   (25,432,734)      (940,674)    (7,508,171)   (23,678,128)  (326,398,243)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 19,884,537   $210,340,367        496,819     $4,013,701    (14,075,381) $(193,561,934)
                                        =============  =============  =============  =============  =============  =============


                                                                              Portfolios
                                        ----------------------------------------------------------------------------------------
                                                 Large Cap                     Partner                       Large Cap
                                                 Growth II                   Growth Stock                      Value
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003               Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        1,883,565    $15,628,090      3,131,519    $27,795,351      7,287,280    $87,640,742
Issued in connection with acquisition
of AAL Equity Income Portfolio                     --             --             --             --      3,881,231      5,951,957
Dividends and Distributions                     3,299         29,963         11,159        113,741        206,594      2,015,737
Redeemed                                     (882,097)    (7,293,827)    (1,037,698)    (8,666,790)    (1,063,796)    (8,807,326)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                  1,004,767     $8,364,226      2,104,980    $19,242,302     10,311,309    $86,800,750
                                        =============  =============  =============  =============  =============  =============

Year Ended December 31, 2004
------------------------------
Sold                                        1,013,270     $9,243,488      3,343,262    $34,525,456      9,532,572    $96,465,783
Dividends and Distributions                         5             45             72            757             27            270
Redeemed                                     (829,843)    (7,556,144)      (591,425)    (6,079,135)      (583,367)    (5,880,016)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                    183,432     $1,687,389      2,751,909    $28,447,078      8,949,232    $90,586,037
                                        =============  =============  =============  =============  =============  =============


                                                                              Portfolios
                                        ----------------------------------------------------------------------------------------
                                                 Large Cap                    Large Cap                     Real Estate
                                                   Stock                        Index                       Securities1
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003               Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       22,962,035   $177,340,232      4,658,362    $80,875,043      4,541,051    $52,064,254
Dividends and Distributions                   153,420      1,312,597        536,219      7,932,231        107,242      1,357,767
Redeemed                                     (916,500)    (6,839,636)    (2,675,101)   (44,540,125)      (555,081)    (6,521,666)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 22,198,955   $171,813,193      2,519,480    $44,267,149      4,093,212    $46,900,355
                                        =============  =============  =============  =============  =============  =============

Year Ended December 31, 2004
------------------------------
Sold                                       15,514,647   $134,379,090      4,867,187    $97,654,803      6,391,646    $89,638,128
Dividends and Distributions                        99            863        420,809      8,496,133         22,800        305,958
Redeemed                                     (811,745)    (6,951,904)    (3,470,112)   (69,627,218)      (240,650)    (3,141,877)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 14,703,001   $127,428,049      1,817,884    $36,523,718      6,173,796    $86,802,209
                                        =============  =============  =============  =============  =============  =============


                                                                              Portfolios
                                        ----------------------------------------------------------------------------------------
                                                  Balanced                    High Yield                    High Yield II
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003               Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        5,371,450    $71,328,347      8,712,487    $42,181,021      6,625,582    $42,099,030
Dividends and Distributions                 1,616,171     19,552,920     14,684,952     70,324,837        698,907      4,438,738
Redeemed                                   (5,778,503)   (75,565,281)   (21,403,217)  (100,868,278)    (3,134,237)   (20,073,839)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                  1,209,118    $15,315,986      1,994,222    $11,637,580      4,190,252    $26,463,929
                                        =============  =============  =============  =============  =============  =============

Year Ended December 31, 2004
------------------------------
Sold                                        4,428,989    $64,029,243     11,366,011    $58,252,174      4,672,337    $31,097,759
Dividends and Distributions                 1,118,126     16,194,049     13,660,026     69,903,020        960,269      6,387,564
Redeemed                                   (6,438,072)   (93,144,399)   (21,265,435)  (108,609,464)    (1,438,876)    (9,587,195)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   (890,957)  $(12,921,107)     3,760,602    $19,545,730      4,193,730    $27,898,128
                                        =============  =============  =============  =============  =============  =============


                                                                              Portfolios
                                        ----------------------------------------------------------------------------------------
                                                                                 Bond                          Limited
                                                   Income                        Index                      Maturity Bond
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003               Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        6,121,083    $61,591,408      9,266,183    $98,674,088      9,831,117   $100,608,578
Dividends and Distributions                 4,956,115     49,881,065        907,860      9,651,828        743,874      7,611,565
Redeemed                                  (23,057,585)  (231,798,678)    (4,302,734)   (45,553,803)    (4,827,404)   (49,305,388)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (11,980,387) $(120,326,205)     5,871,309    $62,772,113      5,747,587    $58,914,755
                                        =============  =============  =============  =============  =============  =============

Year Ended December 31, 2004
------------------------------
Sold                                        5,950,970    $60,567,525      4,876,878    $51,357,159     11,166,326   $113,297,513
Dividends and Distributions                 4,380,273     44,515,783      1,114,737     11,715,509        803,910      8,148,720
Redeemed                                  (18,636,615)  (189,246,065)    (2,910,539)   (30,479,540)    (2,079,167)   (21,090,869)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 (8,305,372)  $(84,162,757)     3,081,076    $32,593,128      9,891,069   $100,355,364
                                        =============  =============  =============  =============  =============  =============


                                                                Portfolios
                                        ----------------------------------------------------------
                                                  Mortgage                       Money
                                                 Securities                      Market
                                        ----------------------------  ----------------------------
Year Ended December 31, 2003               Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------
Sold                                        3,926,000    $39,072,949    171,924,976   $171,924,976
Issued in connection with acquisition
of AAL Money Market Portfolio                      --             --     69,462,396     69,462,396
Dividends and Distributions                    44,197        438,661      2,643,168      2,643,168
Redeemed                                   (1,181,571)   (11,749,953)  (273,640,417)  (273,640,417)
                                        -------------  -------------  -------------  -------------
Net Change                                  2,788,626    $27,761,657    (29,609,877)  $(29,609,877)
                                        =============  =============  =============  =============

Year Ended December 31, 2004
------------------------------
Sold                                        3,115,255    $31,040,028    273,271,019   $273,271,019
Dividends and Distributions                   180,293      1,794,672      2,767,198      2,767,198
Redeemed                                     (336,568)    (3,345,334)  (242,115,271)  (242,115,271)
                                        -------------  -------------  -------------  -------------
Net Change                                  2,958,980    $29,489,366     33,922,946    $33,922,946
                                        =============  =============  =============  =============



(8) FORWARD CURRENCY CONTRACTS

As of December 31, 2004 the Partner International Stock Portfolio had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized depreciation of $(1,666):


                                       Expiration                              Contract       Market Value             Unrealized
Purchased                                    Date        Quantity                Amount   At End of Period           Depreciation
---------------------------------------------------------------------------------------------------------------------------------
British pound (GBP)                        1/4/05          21,195                40,690             40,689                    $(1)
British pound (GBP)                        1/5/05           3,350                 6,467              6,430                    (37)
                                                                                                                       ----------
                                                                                                                             $(38)

Sold
------------------------------
Japanese yen (JPY)                         1/4/05      15,032,358              (145,072)          (146,700)                (1,628)
                                                                                                                       ----------
                                                                                                                           (1,628)
                                                                                                                       ----------
                                                                                                     TOTAL                $(1,666)
                                                                                                                       ==========



(9) LINE OF CREDIT

Effective May 1, 2003, the Thrivent Series Fund, Inc., along with The AAL Mutual Funds and The Lutheran Brotherhood Family of Funds entered into an unsecured $75 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement would bear interest at the Federal Funds rate plus 0.50%. The Funds were allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions. The Portfolios did not borrow against the line during the year ended December 31, 2004. The line of credit was allowed to expire on April 29, 2004.




Thrivent Series Fund, Inc.
Financial Highlights

                                                                                         Technology
                                                                                          Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002     12/31/2001(e)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                                $6.94          $4.59          $7.87         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.02          (0.01)         (0.01)         (0.02)
 Net realized and unrealized gain/(loss) on investments (b)           0.32           2.36          (3.27)         (2.11)

 Total from Investment Operations                                     0.34           2.35          (3.28)         (2.13)

 Less Distributions from
 Net investment income                                                  --             --             --             --
 Net realized gain on investments                                       --             --             --             --
 Total Distributions                                                    --             --             --             --

 Net Asset Value, End of period                                      $7.28          $6.94          $4.59          $7.87

 Total return (c)                                                     4.85%         51.36%        (41.71)%       (21.30)%
 Net assets, end of period (in millions)                             $56.6          $41.2          $13.3           $8.8
 Ratio of expenses to average net assets (d)                          0.73%          0.73%          0.74%          0.75%
 Ratio of net investment income/(loss) to average net assets          0.35%         (0.36)%        (0.50)%        (0.40)%
 Portfolio turnover rate                                                59%            68%            57%            44%

 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          0.90%          1.17%          1.59%          1.76%
 Ratio of net investment income/(loss) to average net assets          0.18%         (0.80)%        (1.35)%        (1.41)%



                                                                                      Partner Small Cap
                                                                                       Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002     12/31/2001(f)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                               $11.07          $7.70         $10.55         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                        (0.07)         (0.04)         (0.04)         (0.01)
 Net realized and unrealized gain/(loss) on investments (b)           1.33           3.41          (2.81)          0.56

 Total from Investment Operations                                     1.26           3.37          (2.85)          0.55

 Less Distributions from
 Net investment income                                                  --             --             --             --
 Net realized gain on investments                                       --             --             --             --
 Total Distributions                                                    --             --             --             --

 Net Asset Value, End of period                                     $12.33         $11.07          $7.70         $10.55

 Total return (c)                                                    11.32%         43.83%        (27.02)%         5.50%
 Net assets, end of period (in millions)                             $53.9          $40.1          $20.3           $5.7
 Ratio of expenses to average net assets (d)                          1.00%          1.00%          1.00%          1.00%
 Ratio of net investment income/(loss) to average net assets         (0.69)%        (0.57)%        (0.52)%        (0.74)%
 Portfolio turnover rate                                               255%            52%            29%             0%

 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          1.19%          1.28%          1.11%
 Ratio of net investment income/(loss) to average net assets         (0.88)%        (0.85)%        (0.63)%



                                                                       Partner Small Cap
                                                                        Value Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Period
                                                                     Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004  12/31/2003(g)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                               $13.73         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.07           0.01
 Net realized and unrealized gain/(loss) on investments (b)           2.95           4.15

 Total from Investment Operations                                     3.02           4.16

 Less Distributions from
 Net investment income                                                  --          (0.01)
 Net realized gain on investments                                    (0.19)         (0.42)
 Total Distributions                                                 (0.19)         (0.43)

 Net Asset Value, End of period                                     $16.56         $13.73

 Total return (c)                                                    22.26%         41.55%
 Net assets, end of period (in millions)                             $77.5          $19.8
 Ratio of expenses to average net assets (d)                          0.80%          0.80%
 Ratio of net investment income/(loss) to average net assets          0.51%          0.12%
 Portfolio turnover rate                                               106%            54%

 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          0.99%          1.69%
 Ratio of net investment income/(loss) to average net assets          0.32%         (0.77)%



                                                                                          Small Cap
                                                                                       Stock Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002  12/31/2001(e)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                               $12.34          $8.81         $11.09         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.01             --             --           0.01
 Net realized and unrealized gain/(loss) on investments (b)           2.56           3.53          (2.26)          1.10

 Total from Investment Operations                                     2.57           3.53          (2.26)          1.11

 Less Distributions from
 Net investment income                                                  --             --             --          (0.01)
 Net realized gain on investments                                    (0.17)            --          (0.02)         (0.01)
 Total Distributions                                                 (0.17)            --          (0.02)         (0.02)

 Net Asset Value, End of period                                     $14.74         $12.34          $8.81         $11.09

 Total return (c)                                                    20.94%         40.19%        (20.41)%        11.10%
 Net assets, end of period (in millions)                            $216.8         $156.9          $87.9          $23.7
 Ratio of expenses to average net assets (d)                          0.76%          0.69%          0.69%          0.70%
 Ratio of net investment income/(loss) to average net assets          0.06%          0.00%          0.04%          0.15%
 Portfolio turnover rate                                                93%           122%            92%            46%

 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          0.78%          0.82%          0.96%          1.35%
 Ratio of net investment income/(loss) to average net assets          0.04%         (0.13)%        (0.23)%        (0.50)%



                                                                                         Small Cap Index Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year           Year           Year           Year
                                                                 Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)         12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                           $15.83         $11.52         $13.59         $13.64         $13.20

 Income from Investment Operations
 Net investment income/(loss)                                     0.13           0.07           0.05           0.05           0.06
 Net realized and unrealized gain/(loss) on investments (b)       3.36           4.29          (2.07)          0.82           1.44

 Total from Investment Operations                                 3.49           4.36          (2.02)          0.87           1.50

 Less Distributions from
 Net investment income                                           (0.06)         (0.05)            --          (0.05)         (0.06)
 Net realized gain on investments                                   --             --          (0.05)         (0.87)         (1.00)
 Total Distributions                                             (0.06)         (0.05)         (0.05)         (0.92)         (1.06)

 Net Asset Value, End of period                                 $19.26         $15.83         $11.52         $13.59         $13.64

 Total return (c)                                                22.10%         38.16%        (14.87)%         6.38%         11.23%
 Net assets, end of period (in millions)                        $485.9         $394.8         $273.4         $324.5         $304.7
 Ratio of expenses to average net assets (d)                      0.34%          0.40%          0.40%          0.39%          0.35%
 Ratio of net investment income/(loss) to average net assets      0.80%          0.52%          0.40%          0.40%          0.43%
 Portfolio turnover rate                                            21%            15%            17%            20%            46%

 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                      0.39%          0.40%           0.40%         0.40%          0.40%
 Ratio of net investment income/(loss) to average net assets      0.75%          0.52%           0.40%         0.39%          0.37%



                                                                                     Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year           Year           Year
                                                                Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)        12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                          $13.08          $9.63         $13.04         $17.59         $16.62

 Income from Investment Operations
 Net investment income/(loss)                                      --             --             --           0.01           0.07
 Net realized and unrealized gain/(loss) on investments (b)      1.49           3.45          (3.39)         (3.39)          2.24

 Total from Investment Operations                                1.49           3.45          (3.39)         (3.38)          2.31

 Less Distributions from
 Net investment income                                             --             --          (0.02)         (0.07)            --
 Net realized gain on investments                                  --             --             --          (1.10)         (1.34)
 Total Distributions                                               --             --          (0.02)         (1.17)         (1.34)

 Net Asset Value, End of period                                $14.57         $13.08          $9.63         $13.04         $17.59

 Total return (c)                                               11.36%         35.92%        (26.09)%       (19.74)%        13.37%
 Net assets, end of period (in millions)                       $784.9         $478.8         $348.8         $537.9         $588.6
 Ratio of expenses to average net assets (d)                     0.45%          0.40%          0.40%          0.40%          0.40%
 Ratio of net investment income/(loss) to average net assets     0.00%         (0.03)%        (0.06)%         0.12%          0.49%

 Portfolio turnover rate                                          150%            79%            51%           121%           117%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                     0.46%          0.44%          0.45%
 Ratio of net investment income/(loss) to average net assets    (0.01)%        (0.07)%        (0.11)%



                                                                                 Mid Cap Growth Portfolio II
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002     12/31/2001(f)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                                $8.19          $5.96         $10.60         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                           --          (0.03)         (0.02)            --
 Net realized and unrealized gain/(loss) on investments (b)           1.34           2.26          (4.60)          0.60

 Total from Investment Operations                                     1.34           2.23          (4.62)          0.60

 Less Distributions from
 Net investment income                                                  --             --             --             --
 Net realized gain on investments                                       --             --          (0.02)            --
 Total Distributions                                                    --             --          (0.02)            --

 Net Asset Value, End of period                                      $9.53          $8.19          $5.96         $10.60

 Total return (c)                                                    16.41%         37.34%        (43.66)%         5.99%
 Net assets, end of period (in millions)                             $38.4          $30.5          $17.6           $6.1
 Ratio of expenses to average net assets (d)                          0.47%          0.90%          0.90%          0.90%
 Ratio of net investment income/(loss) to average net assets         (0.04)%        (0.47)%        (0.36)%        (0.53)%

 Portfolio turnover rate                                               227%           105%           171%            15%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          1.16%          1.34%          1.02%
 Ratio of net investment income/(loss) to average net assets         (0.73)%        (0.91)%        (0.48)%

 (a) All per share amounts have been rounded to the nearest cent.
 (b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
 (c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
 (d) Computed on an annualized basis for periods less than one year.
 (e) Since inception, March 1, 2001.
 (f) Since inception, November 30, 2001.
 (g) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.



Thrivent Series Fund, Inc.
Financial Highlights - continued

                                                                                Mid Cap Stock Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002     12/31/2001(e)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                               $10.04          $7.60          $9.02         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.02           0.02           0.02           0.02
 Net realized and unrealized gain/(loss) on investments (b)           1.70           2.44          (1.42)         (0.98)

 Total from Investment Operations                                     1.72           2.46          (1.40)         (0.96)

 Less Distributions from
 Net investment income                                                  --          (0.02)         (0.02)         (0.02)
 Net realized gain on investments                                    (0.10)            --             --             --
 Total Distributions                                                 (0.10)         (0.02)         (0.02)         (0.02)

 Net Asset Value, End of period                                     $11.66         $10.04          $7.60          $9.02

 Total return (c)                                                    17.24%         32.28%        (15.46)%        (9.61)%
 Net assets, end of period (in millions)                            $111.7          $73.4          $31.3          $21.5
 Ratio of expenses to average net assets (d)                          0.68%          0.68%          0.68%          0.70%
 Ratio of net investment income/(loss) to average net assets          0.26%          0.31%          0.36%          0.41%

 Portfolio turnover rate                                               126%            85%            59%            95%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          0.82%          1.01%          1.05%          1.45%
 Ratio of net investment income/(loss) to average net assets          0.12%         (0.02)%        (0.01)%        (0.34)%



                                                                                 Mid Cap Index Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002     12/31/2001(e)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                               $11.53          $8.65         $10.23         $10.00

 Income from Investment Operations                                    0.08           0.06           0.05           0.06
 Net investment income/(loss)                                         1.74           2.95          (1.54)          0.25
 Net realized and unrealized gain/(loss) on investments (b)           1.82           3.01          (1.49)          0.31

 Total from Investment Operations

 Less Distributions from                                                --          (0.06)         (0.05)         (0.06)
 Net investment income                                               (0.01)         (0.07)         (0.04)         (0.02)
 Net realized gain on investments                                    (0.01)         (0.13)         (0.09)         (0.08)
 Total Distributions                                                $13.34         $11.53          $8.65         $10.23

 Net Asset Value, End of period                                      15.75%         34.80%        (14.65)%         3.11%

 Total return (c)                                                  $135.4           $76.2          $30.6          $14.3
 Net assets, end of period (in millions)                             0.45%           0.36%          0.34%          0.35%
 Ratio of expenses to average net assets (d)                         0.77%           0.88%          0.79%          0.80%
 Ratio of net investment income/(loss) to average net assets           23%             25%            14%            20%

 Portfolio turnover rate
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                         0.46%           0.64%          0.83%          1.13%
 Ratio of net investment income/(loss) to average net assets (d)     0.76%           0.60%          0.30%          0.02%



                                                                            Partner International Stock Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                         $10.62          $8.23         $10.02         $13.83         $16.93

 Income from Investment Operations                              0.13           0.11           0.10           0.07           0.06
 Net investment income/(loss)                                   1.52           2.41          (1.85)         (2.81)         (2.73)
 Net realized and unrealized gain/(loss) on investments (b)     1.65           2.52          (1.75)         (2.74)         (2.67)

 Total from Investment Operations

 Less Distributions from                                       (0.15)         (0.13)         (0.04)         (0.05)            --
 Net investment income                                            --             --             --          (1.02)         (0.43)
 Net realized gain on investments                              (0.15)         (0.13)         (0.04)         (1.07)         (0.43)
 Total Distributions                                          $12.12         $10.62          $8.23         $10.02         $13.83

 Net Asset Value, End of period                                15.65%         31.27%        (17.43)%       (21.03)%       (16.12)%

 Total return (c)                                             $721.0         $420.7         $323.3         $440.0         $561.3
 Net assets, end of period (in millions)                        0.94%          0.85%          0.85%          0.85%          0.85%
 Ratio of expenses to average net assets (d)                    1.18%          1.28%          1.08%          0.68%          0.44%
 Ratio of net investment income/(loss) to average net assets      63%            26%            20%            30%            38%

 Portfolio turnover rate
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                    0.94%          0.96%          0.95%
 Ratio of net investment income/(loss)
 to average net assets (d)                                      1.18%          1.17%          0.98%



                                                                                Partner All Cap Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002     12/31/2001(f)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                                $7.83          $6.35         $10.30         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.04           0.02          (0.01)            --
 Net realized and unrealized gain/(loss) on investments (b)           1.03           1.47          (3.93)          0.30

 Total from Investment Operations                                     1.07           1.49          (3.94)          0.30

 Less Distributions from
 Net investment income                                               (0.01)         (0.01)            --             --
 Net realized gain on investments                                       --             --          (0.01)            --
 Total Distributions                                                 (0.01)         (0.01)         (0.01)            --

 Net Asset Value, End of period                                      $8.89          $7.83          $6.35         $10.30

 Total return (c)                                                    13.64%         23.52%        (38.33)%         3.10%
 Net assets, end of period (in millions)                             $59.7          $48.6          $35.5           $6.4
 Ratio of expenses to average net assets (d)                          0.95%          0.95%          0.95%          0.95%
 Ratio of net investment income/(loss) to average net assets          0.55%          0.26%         (0.18)%        (0.36)%

 Portfolio turnover rate                                               172%           163%           192%            29%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          1.13%          1.12%          1.03%
 Ratio of net investment income/(loss) to average net assets          0.37%          0.09%         (0.26)%



                                                                                 Large Cap Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                         $13.78         $10.62         $15.25         $24.06         $30.24

 Income from Investment Operations
 Net investment income/(loss)                                   0.11           0.07           0.07           0.07           0.13
 Net realized and unrealized gain/(loss) on investments (b)     0.94           3.15          (4.63)         (4.13)         (1.18)

 Total from Investment Operations                               1.05           3.22          (4.56)         (4.06)         (1.05)

 Less Distributions from
 Net investment income                                         (0.07)         (0.06)         (0.07)         (0.05)         (0.08)
 Net realized gain on investments                                 --             --             --          (4.70)         (5.05)
 Total Distributions                                           (0.07)         (0.06)         (0.07)         (4.75)         (5.13)

 Net Asset Value, End of period                               $14.76         $13.78         $10.62         $15.25         $24.06

 Total return (c)                                               7.68%         30.49%        (29.99)%       (19.13)%        (4.95)%
 Net assets, end of period (in millions)                    $2,448.2       $2,478.8       $2,004.7       $3,607.7       $4,695.7
 Ratio of expenses to average net assets (d)                    0.45%          0.40%          0.40%          0.40%          0.40%
 Ratio of net investment income/(loss) to average net assets    0.79%          0.56%          0.48%          0.43%          0.48%

 Portfolio turnover rate                                         104%           101%            83%            94%           108%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                    0.45%          0.42%          0.42%
 Ratio of net investment income/(loss) to average net assets    0.79%          0.54%          0.46%



                                                                               Large Cap Growth Portfolio II
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002     12/31/2001(f)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                                $9.08          $7.40         $10.08         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.08           0.01           0.01             --
 Net realized and unrealized gain/(loss) on investments (b)           0.61           1.68          (2.68)          0.08

 Total from Investment Operations                                     0.69           1.69          (2.67)          0.08

 Less Distributions from
 Net investment income                                                  --          (0.01)         (0.01)            --
 Net realized gain on investments                                       --             --             --             --
 Total Distributions                                                    --          (0.01)         (0.01)            --

 Net Asset Value, End of period                                      $9.77          $9.08          $7.40         $10.08

 Total return (c)                                                     7.56%         22.75%        (26.53)%         0.89%
 Net assets, end of period (in millions)                             $43.9          $39.1          $24.5           $5.9
 Ratio of expenses to average net assets (d)                          0.38%          0.80%          0.80%          0.80%
 Ratio of net investment income/(loss) to average net assets          0.87%          0.10%          0.12%          0.05%

 Portfolio turnover rate                                               177%           261%           214%            13%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          1.08%          1.26%          0.90%
 Ratio of net investment income/(loss) to average net assets          0.17%         (0.36)%         0.02%

 (a) All per share amounts have been rounded to the nearest cent.
 (b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
 (c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
 (d) Computed on an annualized basis for periods less than one year.
 (e) Since inception, March 1, 2001.
 (f) Since inception, November 30, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.



                                                                              Partner Growth Stock Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002     12/31/2001(f)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                               $10.19          $7.79         $10.16         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.07           0.02           0.01             --
 Net realized and unrealized gain/(loss) on investments (b)           0.95           2.40          (2.37)          0.16

 Total from Investment Operations                                     1.02           2.42          (2.36)          0.16

 Less Distributions from
 Net investment income                                                  --          (0.02)         (0.01)            --
 Total Distributions                                                    --          (0.02)         (0.01)            --

 Net Asset Value, End of period                                     $11.21         $10.19          $7.79         $10.16

 Total return (c)                                                     9.95%         31.05%        (23.20)%         1.63%
 Net assets, end of period (in millions)                            $107.4          $69.7          $36.8           $6.2
 Ratio of expenses to average net assets (d)                          0.80%          0.80%          0.80%          0.80%
 Ratio of net investment income/(loss) to average net assets          0.64%          0.26%          0.26%          0.37%

 Portfolio turnover rate                                                33%            41%            37%             3%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          0.92%          0.96%          0.89%
 Ratio of net investment income/(loss) to average net assets          0.52%          0.10%          0.17%



                                                                                Large Cap Value Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002     12/31/2001(f)
 --------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                                $9.76          $7.74         $10.14         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.13           0.09           0.07           0.01
 Net realized and unrealized gain/(loss) on investments (b)           1.25           2.02          (2.39)          0.13

 Total from Investment Operations                                     1.38           2.11          (2.32)          0.14

 Less Distributions from
 Net investment income                                                  --          (0.09)         (0.08)            --
 Total Distributions                                                    --          (0.09)         (0.08)            --

 Net Asset Value, End of period                                     $11.14          $9.76          $7.74         $10.14

 Total return (c)                                                    14.13%         27.08%        (22.85)%         1.44%
 Net assets, end of period (in millions)                            $351.2         $220.4          $95.1           $6.9
 Ratio of expenses to average net assets (d)                          0.66%          0.60%          0.60%          0.60%
 Ratio of net investment income/(loss) to average net assets          1.52%          1.41%          1.39%          0.87%

 Portfolio turnover rate                                                51%            32%           104%            --
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          0.66%          0.68%          0.66%
 Ratio of net investment income/(loss) to average net assets          1.52%          1.33%          1.33%



                                                                                  Large Cap Stock Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002     12/31/2001(g)
 -------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                                $8.56          $7.08          $9.19         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.10           0.04           0.04           0.03
 Net realized and unrealized gain/(loss) on investments (b)           0.62           1.48          (2.11)         (0.81)

 Total from Investment Operations                                     0.72           1.52          (2.07)         (0.78)

 Less Distributions from
 Net investment income                                                  --          (0.04)         (0.04)         (0.03)
 Total Distributions                                                    --          (0.04)         (0.04)         (0.03)

 Net Asset Value, End of period                                      $9.28          $8.56          $7.08          $9.19

 Total return (c)                                                     8.49%         21.36%        (22.50)%        (7.78)%
 Net assets, end of period (in millions)                            $442.9         $282.4          $76.6          $51.7
 Ratio of expenses to average net assets (d)                          0.72%          0.64%          0.64%          0.65%
 Ratio of net investment income/(loss) to average net assets          1.16%          0.80%          0.67%          0.60%

 Portfolio turnover rate                                                68%            33%             7%             1%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          0.73%          0.77%          0.86%          1.04%
 Ratio of net investment income/(loss) to average net assets          1.15%          0.67%          0.45%          0.21%




                                                                                Large Cap Index Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                         $19.79         $15.68         $20.26         $24.12         $27.10

 Income from Investment Operations
 Net investment income/(loss)                                   0.34           0.24           0.23           0.21           0.23
 Net realized and unrealized gain/(loss) on investments (b)     1.73           4.10          (4.73)         (3.13)         (2.70)

 Total from Investment Operations                               2.07           4.34          (4.50)         (2.92)         (2.47)

 Less Distributions from
 Net investment income                                         (0.23)         (0.23)            --          (0.21)         (0.23)
 Net realized gain on investments                                 --             --          (0.08)         (0.73)         (0.28)
 Total Distributions                                           (0.23)         (0.23)         (0.08)         (0.94)         (0.51)

 Net Asset Value, End of period                               $21.63         $19.79         $15.68         $20.26         $24.12

 Total return (c)                                              10.56%         28.21%        (22.21)%       (12.15)%        (9.18)%
 Net assets, end of period (in millions)                      $831.9         $725.0         $535.0         $755.4         $904.8
 Ratio of expenses to average net assets (d)                    0.32%          0.36%          0.36%          0.34%          0.31%
 Ratio of net investment income/(loss) to average net assets    1.70%          1.42%          1.24%          0.98%          0.87%

 Portfolio turnover rate (e)                                       6%             1%             6%             4%             4%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                    0.37%          0.36%          0.36%          0.35%          0.34%
 Ratio of net investment income/(loss) to average net assets    1.65%          1.42%          1.24%          0.97%          0.84%



                                                                          Real Estate
                                                                     Securities Portfolio
------------------------------------------------------------------------------------------------
                                                                      Year         Period
                                                                     Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004  12/31/2003(h)
 -----------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                               $12.66         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.37           0.20
 Net realized and unrealized gain/(loss) on investments (b)           4.07           2.80

 Total from Investment Operations                                     4.44           3.00

 Less Distributions from
 Net investment income                                                  --          (0.20)
 Net realized gain on investments                                    (0.06)         (0.14)
 Total Distributions                                                 (0.06)         (0.34)

 Net Asset Value, End of period                                     $17.04         $12.66

 Total return (c)                                                    35.19%         30.02%
 Net assets, end of period (in millions)                            $175.0          $51.8
 Ratio of expenses to average net assets (d)                          0.79%          0.80%
 Ratio of net investment income/(loss) to average net assets          2.60%          4.87%

 Portfolio turnover rate (e)                                           119%            45%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          0.90%          1.11%
 Ratio of net investment income/(loss) to average net assets          2.49%          4.56%



                                                                                      Balanced Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                         $14.45         $12.75         $14.38         $15.45         $16.72

 Income from Investment Operations
 Net investment income/(loss)                                   0.37           0.33           0.39           0.40           0.56
 Net realized and unrealized gain/(loss) on investments (b)     0.78           1.78          (1.72)         (0.94)         (0.67)

 Total from Investment Operations                               1.15           2.11          (1.33)         (0.54)         (0.11)

 Less Distributions from
 Net investment income                                         (0.32)         (0.41)            --          (0.45)         (0.56)
 Net realized gain on investments                                 --             --          (0.30)         (0.08)         (0.60)
 Total Distributions                                           (0.32)         (0.41)         (0.30)         (0.53)         (1.16)

 Net Asset Value, End of period                               $15.28         $14.45         $12.75         $14.38         $15.45

 Total return (c)                                               8.09%         17.17%         (9.25)%        (3.49)%        (0.67)%
 Net assets, end of period (in millions)                      $748.7         $721.1         $620.7         $744.4         $803.6
 Ratio of expenses to average net assets (d)                    0.33%          0.36%          0.36%          0.35%          0.32%
 Ratio of net investment income/(loss) to average net assets    2.54%          2.49%          2.81%          2.70%          3.41%

 Portfolio turnover rate (e)                                     119%            69%            25%            29%            18%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                    0.37%          0.36%          0.36%          0.35%          0.35%
 Ratio of net investment income/(loss) to average net assets    2.50%          2.49%          2.81%          2.70%          3.38%

 (a) All per share amounts have been rounded to the nearest cent.
 (b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
 (c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
 (d) Computed on an annualized basis for periods less than one year.
 (e) During the year ended December 31, 2003, the Balanced Portfolio began participating in mortgage dollar roll transactions. The portfolio turnover calculation includes the effect of participating in these transactions.
 (f) Since inception, November 30, 2001.
 (g) Since inception, March 1, 2001.
 (h) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.



                                                                                     High Yield Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                          $5.14          $4.40          $5.41          $6.39          $9.09

 Income from Investment Operations
 Net investment income/(loss)                                   0.42           0.44           0.56           0.78           0.99
 Net realized and unrealized gain/(loss) on investments (b)     0.08           0.73          (1.01)         (0.98)         (2.70)

 Total from Investment Operations                               0.50           1.17          (0.45)         (0.20)         (1.71)

 Less Distributions from
 Net investment income                                         (0.42)         (0.43)         (0.56)         (0.78)         (0.99)
 Total Distributions                                           (0.42)         (0.43)         (0.56)         (0.78)         (0.99)

 Net Asset Value, End of period                                $5.22          $5.14          $4.40          $5.41          $6.39

 Total return (c)                                              10.14%         28.00%         (8.65)%        (3.60)%       (20.56)%
 Net assets, end of period (in millions)                      $884.5         $851.5         $719.9       $1,007.7       $1,150.3
 Ratio of expenses to average net assets (d)                    0.45%          0.40%          0.40%          0.40%          0.40%
 Ratio of net investment income/(loss) to average net assets    8.21%          9.22%         11.64%         12.95%         12.16%

 Portfolio turnover rate (e)                                      71%            86%            79%            80%            62%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                    0.45%          0.43%          0.43%
 Ratio of net investment income/(loss) to average net assets    8.21%          9.19%         11.61%



                                                                                   High Yield Portfolio II
--------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                          $6.74          $5.81          $6.33          $6.84          $7.69

 Income from Investment Operations
 Net investment income/(loss)                                   0.46           0.50           0.52           0.60           0.74
 Net realized and unrealized gain/(loss) on investments (b)     0.06           0.93          (0.52)         (0.50)         (0.85)

 Total from Investment Operations                               0.52           1.43             --           0.10          (0.11)

 Less Distributions from
 Net investment income                                         (0.46)         (0.50)         (0.52)         (0.61)         (0.74)
 Total Distributions                                           (0.46)         (0.50)         (0.52)         (0.61)         (0.74)

 Net Asset Value, End of period                                $6.80          $6.74          $5.81          $6.33          $6.84

 Total return (c)                                               8.02%         25.41%          0.40%          1.41%         (1.46)%
 Net assets, end of period (in millions)                      $105.1          $76.0          $41.1          $34.5          $33.6
 Ratio of expenses to average net assets (d)                    0.49%          0.41%          0.40%          0.40%          0.40%
 Ratio of net investment income/(loss) to average net assets    6.89%          7.86%          8.89%          9.01%         10.19%

 Portfolio turnover rate (e)                                      91%            96%           100%            76%            99%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                    0.51%          0.59%          0.64%          0.65%          0.53%
 Ratio of net investment income/(loss) to average net assets    6.87%          7.68%          8.65%          8.76%         10.06%



                                                                                      Income Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                         $10.20          $9.83          $9.80          $9.71          $9.41

 Income from Investment Operations
 Net investment income/(loss)                                   0.44           0.45           0.51           0.61           0.64
 Net realized and unrealized gain/(loss) on investments (b)     0.03           0.37           0.03           0.09           0.30

 Total from Investment Operations                               0.47           0.82           0.54           0.70           0.94

 Less Distributions from
 Net investment income                                         (0.44)         (0.45)         (0.51)         (0.61)         (0.64)
 Total Distributions                                           (0.44)         (0.45)         (0.51)         (0.61)         (0.64)

 Net Asset Value, End of period                               $10.23         $10.20          $9.83          $9.80          $9.71

 Total return (c)                                               4.74%          8.51%          5.75%          7.38%         10.36%
 Net assets, end of period (in millions)                      $985.1       $1,067.1       $1,146.3       $1,224.2       $1,095.0
 Ratio of expenses to average net assets (d)                    0.45%          0.40%          0.40%          0.40%          0.40%
 Ratio of net investment income/(loss) to average net assets    4.36%          4.47%          5.29%          6.12%          6.83%

 Portfolio turnover rate (e)                                     207%           251%           151%           190%           136%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                    0.45%          0.42%          0.43%
 Ratio of net investment income/(loss) to average net assets    4.36%          4.45%          5.26%



                                                                                      Bond Index Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                         $10.58         $10.66         $10.24         $10.03          $9.60

 Income from Investment Operations
 Net investment income/(loss)                                   0.43           0.42           0.51           0.55           0.64
 Net realized and unrealized gain/(loss) on investments (b)    (0.02)         (0.05)          0.46           0.27           0.43

 Total from Investment Operations                               0.41           0.37           0.97           0.82           1.07

 Less Distributions from
 Net investment income                                         (0.43)         (0.45)         (0.55)         (0.61)         (0.64)
 Net realized gain on investments                              (0.04)            --             --             --             --
 Total Distributions                                           (0.47)         (0.45)         (0.55)         (0.61)         (0.64)

 Net Asset Value, End of period                               $10.52         $10.58         $10.66         $10.24         $10.03

 Total return (c)                                               3.91%          3.59%          9.68%          8.47%         11.45%
 Net assets, end of period (in millions)                      $275.6         $244.7         $183.9          $99.7          $59.9
 Ratio of expenses to average net assets (d)                    0.40%          0.34%          0.35%          0.35%          0.35%
 Ratio of net investment income/(loss) to average net assets    3.99%          3.90%          4.87%          5.28%          6.54%

 Portfolio turnover rate (e)                                     349%           213%            38%            51%            27%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                    0.41%          0.41%          0.44%          0.49%          0.44%
 Ratio of net investment income/(loss) to average net assets    3.98%          3.83%          4.78%          5.14%          6.45%



                                                                                Limited Maturity Bond Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year           Year         Period
                                                                     Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003     12/31/2002  12/31/2001(f)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                               $10.21         $10.16          $9.91         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.29           0.29           0.32           0.03
 Net realized and unrealized gain/(loss) on investments (b)          (0.10)          0.15           0.25          (0.09)

 Total from Investment Operations                                     0.19           0.44           0.57          (0.06)

 Less Distributions from
 Net investment income                                               (0.29)         (0.29)         (0.32)         (0.03)
 Net realized gain on investments                                    (0.02)         (0.10)            --             --
 Total Distributions                                                 (0.31)         (0.39)         (0.32)         (0.03)

 Net Asset Value, End of period                                     $10.09         $10.21         $10.16          $9.91

 Total return (c)                                                     1.89%          4.48%          5.78%         (0.61)%
 Net assets, end of period (in millions)                            $316.2         $218.8         $159.3          $21.5
 Ratio of expenses to average net assets (d)                          0.46%          0.40%          0.40%          0.40%
 Ratio of net investment income/(loss) to average net assets          2.84%          2.85%          3.11%          3.24%

 Portfolio turnover rate (e)                                           219%           255%           236%            24%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          0.46%          0.46%          0.46%
 Ratio of net investment income/(loss) to average net assets          2.84%          2.79%          3.05%



                                                                     Mortgage Securities
                                                                           Portfolio
-------------------------------------------------------------------------------------------------
                                                                      Year         Period
                                                                     Ended          Ended
 For a share outstanding throughout each period (a)             12/31/2004     12/31/2003(g)
 -------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                                $9.99         $10.00

 Income from Investment Operations
 Net investment income/(loss)                                         0.40           0.19
 Net realized and unrealized gain/(loss) on investments (b)             --          (0.01)

 Total from Investment Operations                                     0.40           0.18

 Less Distributions from
 Net investment income                                               (0.39)         (0.19)
 Net realized gain on investments                                    (0.01)            --
 Total Distributions                                                 (0.40)         (0.19)

 Net Asset Value, End of period                                      $9.99          $9.99

 Total return (c)                                                     4.02%          1.85%
 Net assets, end of period (in millions)                             $57.4          $27.9
 Ratio of expenses to average net assets (d)                          0.49%          0.50%
 Ratio of net investment income/(loss) to average net assets          4.02%          2.94%

 Portfolio turnover rate (e)                                           684%           921%
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                          0.63%          0.79%
 Ratio of net investment income/(loss) to average net assets          3.88%          2.65%



                                                                                   Money Market Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
 For a share outstanding throughout each period (a)       12/31/2004     12/31/2003     12/31/2002     12/31/2001     12/31/2000
 -------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                          $1.00          $1.00          $1.00          $1.00          $1.00

 Income from Investment Operations
 Net investment income/(loss)                                   0.01           0.01           0.01           0.04           0.06
 Net realized and unrealized gain/(loss) on investments (b)       --             --             --             --             --


 Total from Investment Operations                               0.01           0.01           0.01           0.04           0.06
 Less Distributions from
 Net investment income                                         (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
 Net realized gain on investments                                 --             --             --             --             --
 Total Distributions                                           (0.01)         (0.01)         (0.01)         (0.04)         (0.06)

 Net Asset Value, End of period                                $1.00          $1.00          $1.00          $1.00          $1.00

 Total return (c)                                               0.97%          0.84%          1.50%          3.96%          6.21%
 Net assets, end of period (in millions)                      $323.2         $289.3         $318.9         $407.7         $291.7
 Ratio of expenses to average net assets (d)                    0.46%          0.40%          0.40%          0.40%          0.40%
 Ratio of net investment income/(loss) to average net assets    1.00%          0.84%          1.49%          3.76%          6.03%

 Portfolio turnover rate (e)                                     N/A            N/A            N/A            N/A            N/A
 If the Adviser had not reimbursed expenses
 the ratios would have been:
 Ratio of expenses to average net assets (d)                    0.47%          0.45%          0.44%
 Ratio of net investment income/(loss) to average net assets    0.99%          0.79%          1.45%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) During the year ended December 31, 2003, the Bond Index and Mortgage
    Securities Portfolios began participating in mortgage dollar roll transactions. The portfolio turnover calculation includes the effect of participating in these transactions. For the Income and Limited
    Maturity Bond Portfolios, portfolio turnover rates prior to the year ended December 3, 2003 included the effect of participation in mortgage dollar roll transactions.
(f) Since inception, November 30, 2001.
(g) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.







Additional Information
(unaudited)


Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund's Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-947-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust's Forms N-Q by calling 1-800-947-4836. The Fund's Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Fund at the SEC's Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board of Directors and Officers

The following table provides information about the Directors and officers of the Fund. Each Director oversees each of 26 series of the Fund and also serves as:

(bullet) Trustee of Thrivent Mutual Funds, a registered investment company consisting of 24 series, which offers Class A, Class B, and Institutional Class shares.

(bullet) Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling
1-800-847-4836.



Interested Director/1/

                                                                                           Number of
                                    Position with            Principal                     Portfolios in
                                    the Fund                 Occupation(s)                 Fund Complex       Other
Name, Address,                      and Length               During the                    Overseen           Directorships
and Age                             of Service/2/            Past 5 Years                  by Director        Held by Director
---------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret              President since 2002 and        Executive Vice President,     51                 Director, Lutheran
625 Fourth Avenue South      Director since 2004             Marketing and Products,                          World Relief;
Minneapolis, MN                                              Thrivent Financial, since                        Minnesota Public
Age 49                                                       2002; Senior Vice                                Radio
                                                             President, Products,
                                                             American Express
                                                             Financial Advisors
                                                             from 2000 to 2001;
                                                             Vice President, Variable
                                                             Assets, American Express
                                                             Financial Advisors from
                                                             1996 to 2000


Independent Directors/3/
                                                                                       Number of
                                    Position with            Principal                 Portfolios in
                                    the Fund                 Occupation(s)             Fund Complex       Other
Name, Address,                      and Length               During the                Overseen           Directorships
and Age                             of Service/2/            Past 5 Years              by Director        Held by Director
---------------------------------------------------------------------------------------------------------------------------
F. Gregory Campbell          Director since 2004             President, Carthage           51             Director, National
625 Fourth Avenue South                                      College                                      Association of
Minneapolis, MN                                                                                           Independent Colleges
Age 65                                                                                                    and Universities,
                                                                                                          Director, Johnson
                                                                                                          Family Funds, Inc., an
                                                                                                          investment company
                                                                                                          consisting of four
                                                                                                          portfolios; Director,
                                                                                                          Kenosha Hospital and
                                                                                                          Medical Center;
                                                                                                          Director, Prairie School
                                                                                                          Board; Director, United
                                                                                                          Health Systems

Herbert F. Eggerding, Jr.    Director since                  Management consultant         51             None
625 Fourth Avenue South      1990                            to several privately
Minneapolis, MN                                              owned companies
Age 67

Noel K. Estenson             Director since 1997             Retired; previously           51             None
625 Fourth Avenue South                                      President and Chief
Minneapolis, MN                                              Executive Officer, Cenex
Age 66                                                       HarvestStates (farm supply
                                                             and marketing and
                                                             food business)

Richard L. Gady              Director since 2004             Retired; previously Vice      51             Director, International
625 Fourth Avenue South                                      President, Public Affairs                    Agricultural Marketing
Minneapolis, MN                                              and Chief Economist,                         Association
Age 62                                                       Conagra, Inc.
                                                             (agribusiness)

Richard A. Hauser            Director since 2004             President, National Legal     51             Director, The
625 Fourth Avenue South                                      Center for the Public                        Washington Hospital
Minneapolis, MN                                              Interest, since 2004;                        Center
Age 61                                                       General Counsel, U.S.
                                                             Department of Housing
                                                             and Urban Development,
                                                             2001-2004; Partner,
                                                             Baker & Hosteller,
                                                             1986-2001

Connie M. Levi               Director since 1993              Retired                       51             Director, Norstan, Inc.
625 Fourth Avenue South
Minneapolis, MN
Age 65

Edward W. Smeds              Director and                    Retired                       51             Chairman, Carthage
625 Fourth Avenue South      Chairperson                                                                  College
Minneapolis, MN              since 2004
Age 69


Officers


                              Position with the
Name, Address,                Fund and Length
and Age                       of Service/2/               Principal Occupation(s) During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret               President since 2002        Executive Vice President, Marketing and Products, Thrivent
625 Fourth Avenue South                                   Financial, since 2002; Senior Vice President, Marketing and
Minneapolis, MN                                           President, Products, American Express Financial Advisors from
Age 49                                                    2000 to 2001; Vice President, Variable Assets, American from
                                                          Express Financial Advisors from 1996 to 2000

Randall L. Boushek            Treasurer and Principal     Chief Financial Officer, Thrivent Financial
625 Fourth Avenue South       Financial Officer
Minneapolis, MN               since 2004
Age 48

Katie S. Kloster              Vice President and Chief    Vice President and Rule 38a-1 Chief Compliance Officer
625 Fourth Avenue South       Compliance Officer          since 2004; previously Vice President and Comptroller of
Minneapolis, MN               since 2004                  Thrivent Financial
Age 40

Russell W. Swansen            Vice President since 2004   Chief Investment Officer, Investments, Thrivent Financial for
625 Fourth Avenue South                                   Lutherans since 2004; Managing Director, Colonnade
Minneapolis, MN                                           Advisors, LLC, from 2001 to 2002; President and Chief
Age 47                                                    Investment Officer of PPM American from 1999 to 2000

Nikki L. Sorum                Vice President since 2004   Senior Vice President, Business Development,
625 Fourth Avenue South                                   Thrivent Financial
Minneapolis, MN
Age 43

Frederick P. Johnson          Vice President since 1998   Director and Portfolio Manager, Church Loans - Investments,
625 Fourth Avenue South                                   Thrivent Financial
Minneapolis, MN
Age 42

Thomas R. Mischka             Vice President and          Vice President of Divisional Support Services, Thrivent
625 Fourth Avenue South       Anti-Money Laundering       Financial for Lutherans since 2003; Vice President of
Minneapolis, MN               Officer since 2003          Marketing from 1997 to 2003, Aid Association for Lutherans
Age 45

Marnie L. Loomans-Thuecks     Vice President since 2004   Vice President, Customer Interaction Department,
625 Fourth Avenue South                                   Thrivent Financial for Lutherans since 1999
Minneapolis, MN
Age 42

James E. Nelson               Secretary and Chief         Vice President, Securities Law, Thrivent Financial for
625 Fourth Avenue South       Legal Officer               Lutherans since 2002; Head of Securities Law, Lutheran
Minneapolis, MN               since 2003                  Brotherhood from 2001 to 2002;  Counsel and head of
Age 44                                                    Insurance Practice Group, Law Division of ING ReliaStar
                                                          (formerly ReliaStar Financial Corp.) from 1998 to 2001

John C. Bjork                 Assistant Secretary         Senior Counsel, Thrivent Financial for Lutherans since 2002;
625 Fourth Avenue South       since 2004                  Counsel, Lutheran Brotherhood from 1987 to 2001
Minneapolis, MN
Age 51

Marlene J. Nogle              Assistant Secretary         Senior Counsel, Thrivent Financial for Lutherans since 2002;
625 Fourth Avenue South       since 2000                  Senior Counsel and Assistant Vice President, Lutheran
Minneapolis, MN                                           Brotherhood from 1991 to 2002
Age 57

Todd J. Kelly                 Assistant Treasurer         Director, Fund Accounting Operations, Thrivent Financial for
4321 North Ballard Road       since 2002                  Lutherans since 2002; Manager, Mutual Fund Accounting, Aid
Appleton, WI                                              Association for Lutherans from 1996 to 2002
Age 35

Gerard V. Vaillancourt        Assistant Treasurer         Director, Fund Accounting Administration, Thrivent Financial
625 Fourth Avenue South       since 2002                  for Lutherans since 2002; Manager-Portfolio Compliance,
Minneapolis, MN                                           Lutheran Brotherhood from 2001 to 2002; Manager-Fund
Age 37                                                    Accounting, Minnesota Life from 2000 to 2001; Supervisor-
                                                          Securities Accounting, Lutheran Brotherhood from
                                                          1998 to 2000



/1/ "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

/2/ Each Director serves an indefinite term until her or his successor is duly elected and qualified. The bylaws of the Fund provide that each Director must retire at the end of the year in which the Director attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

/3/ The Directors other than Ms. Moret are not "interested persons" of the Fund and are referred to as "Independent Directors."



                  Thrivent Variable Life Account I

                 Thrivent Variable Annuity Account II

                  Thrivent Variable Annuity Account I

              Supplement to Prospectuses Dated May 1, 2004

Important Information About Procedures for Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account or apply for a variable product, we will ask for your name, address, date of birth and other information that will be used to identify you. This information may be compared with information obtained from a consumer reporting agency, public database or other source. We may also ask to see your driver's license and other identifying documents.

             The date of this Supplement is November 8, 2004.

          Please include this Supplement with your Prospectus.


                   Thrivent Variable Life Account I

                 Thrivent Variable Annuity Account I

                 Thrivent Variable Annuity Account II

                 Thrivent Variable Annuity Account A

                 Thrivent Variable Annuity Account B

                   TLIC Variable Annuity Account A

                      Thrivent Series Fund, Inc.


            Supplement to Prospectuses dated May 1, 2004

                               Regarding

              Thrivent Partner High Yield Subaccount

               Thrivent Partner High Yield Portfolio

Effective December 30, 2004, the name of Thrivent Partner High Yield subaccount will be changed to Thrivent High Yield II Subaccount and the name of Thrivent Partner High Yield Portfolio will be changed to Thrivent High Yield Portfolio II.

             The date of this Supplement is November 23, 2004.

            Please include this Supplement with your Prospectus.



                         Thrivent Series Fund, Inc.

                  Supplement to Prospectus dated May 1, 2004

The "Investment Subadvisers and Portfolio Managers" section of the prospectus is amended and restated to read as follows with respect to the Thrivent Technology Portfolio:

James A. Grossman and Michael C. Marzolf serve as portfolio co-managers of Thrivent Technology Portfolio.

Mr. Grossman has been portfolio manager for the Thrivent Technology Portfolio since it commenced operations on May 1, 2001. Mr. Grossman has been with Thrivent Financial since 1996, and he has served as a portfolio manager since 2000.

Mr. Marzolf has served as the portfolio manager for the Thrivent
Technology Portfolio since January of 2005. From 2003 to 2004 Mr. Marzolf was a Partner and Technology Analyst at RedSky Securities, LLC. From 1998 to 2003 he was a Senior Technology Analyst with Piper Jaffray & Co.

             The date of this Supplement is January 10, 2005.

            Please include this Supplement with your Prospectus.



                        Thrivent Series Fund, Inc.

                Supplement to Prospectus dated May 1, 2004

The "Thrivent Partner All Cap Portfolio" section of the Investment Subadvisers and Portfolio Managers is amended and restated to read as follows:

Thrivent Partner All Cap Portfolio

Thrivent Financial has engaged Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, as investment subadviser for the Thrivent Partner All Cap Portfolio. In addition, FMR Co., Inc. ("FMRC"), a wholly-owned subsidiary of FMR, serves as the sub-subadviser for the Thrivent Partner All Cap Portfolio. FMRC will be primarily responsible for choosing investments for the Portfolio. FMR was founded in 1946 and has grown into one of the world's largest money managers and financial service providers. As of March 30, 2004, FMR and its affiliate, FMRC, managed over $610 billion in discretionary assets.

Bruce Dirks, Portfolio Manager is responsible for the day-to-day management of the Portfolio. He has been associated with FMR since 2000, and has over 13 years in the financial services industry. Prior to joining FMR, Mr. Dirks served seven years as a Vice President of Investments at TRW Investment Management Corporation.

            The date of this Supplement is February 9, 2005.

          Please include this Supplement with your Prospectus.



                      Thrivent Series Fund, Inc.

              Supplement to Prospectus dated May 1, 2004

The "Thrivent High Yield" and "Thrivent High Yield II Portfolios" sections of the Investment Subadvisers and Portfolio Managers are amended and restated to read as follows:

Paul J. Ocenasek serves as portfolio manager of the Portfolio. Mr. Ocenasek has been with Thrivent Financial since 1987, and has been a portfolio manager since 1997.

           The date of this Supplement is February 14, 2005.

         Please include this Supplement with your Prospectus.



We're Listening to You!
In response to concerns regarding multiple mailings, we are sending one Annual Report for Thrivent Series Fund, Inc. to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.

[GRAPHIC OMITTED: THRIVENT FINANCIAL FOR LUTHERANS TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665 www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)


[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665 www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)


23572AR N2-05


Item 2. Code of Ethics
----------------------

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant's Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. However, during the period covered by this report, such code of ethics was amended to (a) reflect the new names of Registrant and its affiliated investment company ("Thrivent Series Fund, Inc."); (b) add the name of a newly-created affiliated investment company as being covered by such code: and (c) permit the Chief Legal Officer to keep copies of the records required to be kept under such code. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert
----------------------------------------

Registrant's Board of Directors has determined that Herbert F.
Eggerding, Jr., an independent director, is the Audit Committee
Financial Expert.

Item 4. Principal Accountant Fees and Services
----------------------------------------------

(a) Audit Fees

The aggregate fees billed by registrant's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $164,615 for the year ended December 31, 2003, and $371,572 for the year ended December 31, 2004.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant's audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2003, and $0 for the fiscal year ended December 31, 2004. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2003, and $0 for the year ended December 31, 2004.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $45,758 for the year ended December 31, 2003, and $210,645 for the year ended December 31, 2004. The aggregate tax fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2003, and $0 for the year ended December 31, 2004.

(d) All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2003, and $0 for the year ended December 31, 2004. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2003, and $56,415 for the year ended December 31, 2004.

(e) Registrant's audit and compliance committee charter, adopted in August 2004, provides that the audit and compliance committee (comprised of the independent directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit and compliance committee reports to the Board of Directors ("Board") regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are independent directors) must approve the auditor at an in-person meeting. The audit and compliance committee also is responsible for pre-approval (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's audit and compliance committee charter also permits a designated member of the audit and compliance committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the audit and compliance committee at the next meeting of the audit and compliance committee. Registrant's audit and compliance committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2004, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal years ending December 31, 2003, and December 31, 2004, were $0 and $0, respectively.

(h) Registrant's audit and compliance committee has considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above and determined that these services do not compromise PwC's independence.

Item 5. Audit Committee of Listed Registrants
---------------------------------------------

Not applicable.

Item 6. Schedule of Investments
-------------------------------

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
-------------------------------------------------------------------------
Management Investment Companies
-------------------------------

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
Company and Affiliated Purchasers.
----------------------------------

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders
-----------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 10. Controls and Procedures
--------------------------------

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no changes in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the fiscal period from October 1, 2004 through December 31, 2004, that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 11. Exhibits
-----------------

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:               March 1, 2005             THRIVENT SERIES FUND, INC.

                                                By: /s/ Pamela J. Moret
                                                    -------------------
                                                    Pamela J. Moret
                                                    President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:                March 1, 2005                  /s/ Pamela J. Moret
                                                    -------------------
                                                    Pamela J. Moret
                                                    President


Date:                March 1, 2005                  /s/ Randall L. Boushek
                                                    ----------------------
                                                    Randall L. Boushek
                                                    Treasurer